UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

August 31, 2016

COLUMBIA DISCIPLINED SMALL CORE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA DISCIPLINED SMALL CORE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Management Agreement	47
Important Information About This Report	51

Annual Report 2016

COLUMBIA DISCIPLINED SMALL CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Disciplined Small Core Fund (the Fund) Class A shares returned 4.32% excluding sales charges for the 12-month period that ended August 31, 2016.

■  The Fund underperformed its benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Index, which returned 8.59% and 13.26%, respectively, for the same 12-month period.

■  Security selection in the information technology and consumer discretionary sectors detracted from the Fund's results relative to its Russell benchmark.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		4.32	8.79	5.93
Including sales charges		-1.68	7.52	5.31
Class B	11/01/98
Excluding sales charges		3.63	7.99	5.15
Including sales charges		0.46	7.79	5.15
Class C	11/18/02
Excluding sales charges		3.62	7.99	5.15
Including sales charges		2.99	7.99	5.15
Class I*	09/27/10	4.80	9.30	6.33
Class R4*	11/08/12	4.64	9.07	6.20
Class R5*	11/08/12	4.76	9.21	6.27
Class T	02/12/93
Excluding sales charges		4.35	8.75	5.89
Including sales charges		-1.67	7.47	5.26
Class W*	09/27/10	4.32	8.79	5.94
Class Y*	11/08/12	4.83	9.24	6.28
Class Z	12/14/92	4.64	9.07	6.20
Russell 2000 Index		8.59	12.85	7.04
S&P SmallCap 600 Index		13.26	15.18	8.73

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/ appended-performance for more information.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA DISCIPLINED SMALL CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Small Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA DISCIPLINED SMALL CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 4.32% excluding sales charges. By comparison, the Fund's benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Index, posted returns of 8.59% and 13.26%, respectively. Stocks with a high degree of market sensitivity and higher volatility stocks underperformed during the period, which worked against the Fund's portfolio. Security selection in the information technology and consumer discretionary sectors detracted from the Fund's results relative to its Russell benchmark.

Stocks Logged Gains in Volatile Market

Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the 12-month period. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action as subpar global economic growth continued and mixed economic data undermined confidence at home.

The U.S. economy, however, continued to expand modestly throughout the period, and economic growth in Europe picked up, if ever so slightly. After an earlier slump, the U.S. manufacturing sector regained some traction in the spring, and the U.S. labor markets recovered to full employment for the first time since the Great Recession, despite occasional weaker reports on new job growth. The vote by the United Kingdom to exit the European Union gave markets a jolt in mid-June, but that downdraft was short lived.

Against this backdrop, stocks pulled back three times during the 12-month period. The S&P 500 Index, a broad measure of U.S. stock market performance, rose 12.55% despite these downdrafts. Large-cap stocks outperformed mid- and small-cap stocks. Value stocks outperformed growth stocks, with an especially big advantage for mid-cap and small-cap value stocks versus their growth counterparts.

Contributors and Detractors

We divide the metrics for our stock selection model into three broad categories: 1) valuation — fundamental measures such as earnings and cash flow relative to market values, 2) catalyst — price momentum and business momentum and 3) quality — quality of earnings and financial strength. We then rank the securities within a sector/industry from one (most attractive) to five (least attractive) based upon the metrics within these categories. The period was largely defined by the performance of lower volatility and higher dividend yielding stocks, and these factors aided the portfolio most. Value and quality were both modestly positive for the portfolio. Catalyst results were largely mixed.

On a sector basis, stock selection in the health care and industrials sectors aided performance relative to the Russell benchmark. Quad/Graphics, which provides a diverse range of print and media solutions and logistics services did well after announcing stronger-than-expected earnings and a new streamlined global brand management solution to enhance delivery times and product quality. The market

Portfolio Management

Alfred Alley III, CFA

Brian Condon, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2016)
Aspen Technology, Inc.	1.0
Universal Insurance Holdings, Inc.	0.9
Washington Prime Group, Inc.	0.9
EnerSys	0.9
SYNNEX Corp.	0.9
Trinseo SA	0.9
REX American Resources Corp.	0.9
Universal Forest Products, Inc.	0.9
Radian Group, Inc.	0.9
Washington Federal, Inc.	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA DISCIPLINED SMALL CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at August 31, 2016)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	13.1
Consumer Staples	3.5
Energy	3.3
Financials	26.8
Health Care	13.5
Industrials	13.9
Information Technology	16.6
Materials	4.6
Telecommunication Services	1.0
Utilities	3.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

responded favorably to LSI Industries, which provides corporate visual image solutions through the combination of digital and screen graphics capabilities. LSI Industries began a corporate overhaul at the end of 2014, which included a new CEO and renewed focus on sales and operational efficiency. This push has yielded strong results for the firm's financials and outlook. Spire, a public natural gas utility, was a strong performer, the result of increased net income, the announcement of a new 60 mile pipeline and the acquisition of EnergySouth. We sold the Fund's positions in LSI Industries and Spire during the period.

Stock selection within the information technology and consumer discretionary sectors lagged the Russell benchmark. InvenSense is a major provider of micro electromechanical gyroscopes for motion-tracking devices in consumer electronics, Apple iPhones in particular. An increase in inventory at Apple and the loss of market share to Samsung provided a major headwind to the company's revenue and brought its share price down for the period. We sold the Fund's position in InvenSense during the period. Synaptics, which develops and supplies intuitive human interface solutions for a range of electronic devices and products worldwide, was the discussion of buyout talks, but a disappointing earnings announcement made the deal unattractive and shares tumbled. In the financials sector, Heritage Insurance Holdings, a property and casualty insurance company, lost ground. Heritage posted a 75% decline in net income in the first quarter of 2016 due to an increase in weather-related claims due to severe weather. Litigation concerns also weighed on Heritage shares.

The Fund also invested in futures contracts during the period. The stand-alone impact of these contracts had a positive impact on fund performance.

Fund Strategy

We assumed the day-to-day portfolio management of the Fund in January 2016. The transition of the portfolio to our quantitative model resulted in a portfolio turnover of 112%, which is higher than previous reporting periods. Our strategy is based on individual quantitative stock selection. Consequently, we do not rely on macroeconomic scenarios or market outlooks to make security selections. We do not try to predict when equities, as an asset class, may perform well or when they may perform poorly. Instead, we keep the fund substantially invested at all times. Regardless of economic environment, we seek to identify stocks that we believe have the potential to outperform within each market sector. We also seek to minimize sector weight differences between the Fund and its Russell benchmark. We favor stocks of companies we believe have attractive valuations relative to their peers, strong business and market momentum and good quality of earnings and financial strength.

Annual Report 2016
6

COLUMBIA DISCIPLINED SMALL CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,153.30	1,018.20	7.47	7.00	1.38
Class B	1,000.00	1,000.00	1,149.90	1,014.43	11.51	10.79	2.13
Class C	1,000.00	1,000.00	1,149.50	1,014.43	11.51	10.79	2.13
Class I	1,000.00	1,000.00	1,155.90	1,020.36	5.15	4.82	0.95
Class R4	1,000.00	1,000.00	1,155.40	1,019.46	6.12	5.74	1.13
Class R5	1,000.00	1,000.00	1,155.60	1,020.11	5.42	5.08	1.00
Class T	1,000.00	1,000.00	1,153.70	1,018.20	7.47	7.00	1.38
Class W	1,000.00	1,000.00	1,153.30	1,018.20	7.47	7.00	1.38
Class Y	1,000.00	1,000.00	1,156.40	1,020.36	5.15	4.82	0.95
Class Z	1,000.00	1,000.00	1,155.80	1,019.46	6.12	5.74	1.13

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.6%
Auto Components 3.1%
Cooper Tire & Rubber Co.	47,400	1,611,126
Cooper-Standard Holding, Inc.(a)	11,200	1,109,360
Dana, Inc.	151,400	2,183,188
Drew Industries, Inc.	15,500	1,578,675
Superior Industries International, Inc.	56,600	1,647,626
Tenneco, Inc.(a)	4,925	274,963
Total		8,404,938
Diversified Consumer Services 0.6%
Capella Education Co.	28,725	1,692,477
Hotels, Restaurants & Leisure 2.7%
Bloomin' Brands, Inc.	34,600	676,084
Bob Evans Farms, Inc.	16,150	662,150
Cracker Barrel Old Country Store, Inc.	8,770	1,334,005
Denny's Corp.(a)	100,473	1,049,943
Diamond Resorts International, Inc.(a)	22,450	678,214
Isle of Capri Casinos, Inc.(a)	86,000	1,492,100
Ruth's Hospitality Group, Inc.	99,500	1,488,520
Total		7,381,016
Household Durables 0.1%
La-Z-Boy, Inc.	10,800	288,036
Internet & Catalog Retail 0.2%
PetMed Express, Inc.	19,485	392,818
Leisure Products 0.1%
Sturm Ruger & Co., Inc.	2,200	134,838
Media 1.4%
Gannett Co., Inc.	156,700	1,869,431
New York Times Co. (The), Class A	109,300	1,414,342
Nexstar Broadcasting Group, Inc., Class A	9,900	521,928
Total		3,805,701
Multiline Retail 0.6%
Big Lots, Inc.	32,500	1,602,900
Specialty Retail 3.2%
Abercrombie & Fitch Co., Class A	95,650	1,696,831
American Eagle Outfitters, Inc.	54,200	1,004,868
Cato Corp. (The), Class A	53,300	1,827,124
Children's Place, Inc. (The)	25,525	2,077,735
GNC Holdings, Inc., Class A	24,000	504,720
Pier 1 Imports, Inc.	361,800	1,667,898
Total		8,779,176

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.6%
Movado Group, Inc.	76,500	1,736,550
Total Consumer Discretionary		34,218,450
CONSUMER STAPLES 3.3%
Food & Staples Retailing 1.0%
SpartanNash Co.	36,700	1,175,134
SUPERVALU, Inc.(a)	276,800	1,516,864
Total		2,691,998
Food Products 2.1%
Cal-Maine Foods, Inc.	39,225	1,801,996
Dean Foods Co.	100,600	1,731,326
Sanderson Farms, Inc.	23,000	2,213,290
Total		5,746,612
Personal Products 0.2%
Usana Health Sciences, Inc.(a)	4,790	654,985
Total Consumer Staples		9,093,595
ENERGY 3.2%
Energy Equipment & Services 0.8%
Archrock, Inc.	52,200	575,244
Atwood Oceanics, Inc.	188,300	1,487,570
Total		2,062,814
Oil, Gas & Consumable Fuels 2.4%
PDC Energy, Inc.(a)	32,050	2,128,120
REX American Resources Corp.(a)	29,100	2,340,804
Western Refining, Inc.	86,350	2,172,566
Total		6,641,490
Total Energy		8,704,304
FINANCIALS 25.7%
Banks 5.1%
Banc of California, Inc.	101,000	2,254,320
Banco Latinoamericano de Comercio Exterior SA, Class E	55,900	1,614,951
Central Pacific Financial Corp.	83,350	2,132,927
Chemical Financial Corp.	11,000	508,530
Customers Bancorp, Inc.(a)	66,750	1,784,895
FCB Financial Holdings, Inc., Class A(a)	9,800	375,340
First BanCorp(a)	93,600	458,640
First NBC Bank Holding Co.(a)	56,750	741,155

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Fulton Financial Corp.	72,500	1,048,350
Great Western Bancorp, Inc.	12,100	414,304
Hope Bancorp, Inc.	45,200	777,440
International Bancshares Corp.	61,400	1,820,510
Total		13,931,362
Capital Markets 1.4%
Arlington Asset Investment Corp., Class A	91,200	1,357,056
Cowen Group, Inc., Class A(a)	90,300	338,625
KCG Holdings, Inc., Class A(a)	122,200	1,765,790
Piper Jaffray Companies(a)	6,500	288,470
Total		3,749,941
Consumer Finance 0.6%
Nelnet, Inc., Class A	48,250	1,708,050
Diversified Financial Services 0.7%
Cardtronics PLC, Class A(a)	41,400	1,859,274
Insurance 3.0%
American Equity Investment Life Holding Co.	88,400	1,557,608
Heritage Insurance Holdings, Inc.	91,400	1,254,008
Maiden Holdings Ltd.	143,500	1,981,735
National General Holdings Corp.	36,900	840,951
Universal Insurance Holdings, Inc.	97,400	2,413,572
Total		8,047,874
Real Estate Investment Trusts (REITs) 9.3%
Apollo Commercial Real Estate Finance, Inc.	12,300	200,490
Armada Hoffler Properties, Inc.	34,000	468,520
Ashford Hospitality Prime, Inc.	29,400	455,994
CBL & Associates Properties, Inc.	160,800	2,294,616
Chesapeake Lodging Trust	21,100	537,628
Coresite Realty Corp.	27,100	2,114,342
CYS Investments, Inc.	239,500	2,109,995
DuPont Fabros Technology, Inc.	47,900	2,030,960
Invesco Mortgage Capital, Inc.	75,700	1,191,518
Lexington Realty Trust	67,000	722,930
Mack-Cali Realty Corp.	81,950	2,274,932
National Storage Affiliates Trust	25,100	509,781
PS Business Parks, Inc.	18,230	2,019,519
RLJ Lodging Trust	49,800	1,162,332
Ryman Hospitality Properties, Inc.	16,400	884,944

Common Stocks (continued)

Issuer	Shares	Value ($)
Select Income REIT	40,700	1,110,703
Summit Hotel Properties, Inc.	151,457	2,165,835
Sunstone Hotel Investors, Inc.	56,000	777,840
Washington Prime Group, Inc.	174,400	2,396,256
Total		25,429,135
Thrifts & Mortgage Finance 5.6%
BofI Holding, Inc.(a)	99,600	2,141,400
Essent Group Ltd.(a)	46,900	1,246,602
Flagstar Bancorp, Inc.(a)	73,650	2,068,092
HomeStreet, Inc.(a)	43,150	1,124,489
MGIC Investment Corp.(a)	276,800	2,239,312
Radian Group, Inc.	169,500	2,323,845
Walker & Dunlop, Inc.(a)	63,700	1,688,050
Washington Federal, Inc.	87,300	2,313,450
Total		15,145,240
Total Financials		69,870,876
HEALTH CARE 12.9%
Biotechnology 4.2%
ACADIA Pharmaceuticals, Inc.(a)	20,550	660,271
Alder Biopharmaceuticals, Inc.(a)	29,635	977,066
Arrowhead Pharmaceuticals, Inc.(a)	138,945	962,889
bluebird bio, Inc.(a)	9,920	489,453
Dynavax Technologies Corp.(a)	48,300	756,378
Insys Therapeutics, Inc.(a)	61,755	881,244
Keryx Biopharmaceuticals, Inc.(a)	189,055	775,125
Kite Pharma, Inc.(a)	11,405	657,156
Ligand Pharmaceuticals, Inc.(a)	11,920	1,231,455
Novavax, Inc.(a)	105,470	721,415
Sage Therapeutics, Inc.(a)	11,405	423,924
Spark Therapeutics, Inc.(a)	18,570	1,050,691
TESARO, Inc.(a)	12,160	1,029,830
Ultragenyx Pharmaceutical, Inc.(a)	12,540	826,637
Total		11,443,534
Health Care Equipment & Supplies 3.3%
Analogic Corp.	22,315	1,986,035
Globus Medical, Inc., Class A(a)	36,900	857,187
Halyard Health, Inc.(a)	31,800	1,159,110
Masimo Corp.(a)	21,450	1,268,553
Merit Medical Systems, Inc.(a)	32,200	780,528

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
OraSure Technologies, Inc.(a)	124,700	1,068,679
Orthofix International NV(a)	40,750	1,838,232
Total		8,958,324
Health Care Providers & Services 2.4%
Chemed Corp.	3,700	499,241
Kindred Healthcare, Inc.	23,600	260,544
Magellan Health, Inc.(a)	26,948	1,539,270
Molina Healthcare, Inc.(a)	35,275	1,898,148
Owens & Minor, Inc.	22,450	771,607
Triple-S Management Corp., Class B(a)	68,550	1,500,559
Total		6,469,369
Life Sciences Tools & Services 1.6%
Cambrex Corp.(a)	11,675	500,040
INC Research Holdings, Inc. Class A(a)	44,125	1,925,174
Pra Health Sciences, Inc.(a)	39,050	1,973,978
Total		4,399,192
Pharmaceuticals 1.4%
Aerie Pharmaceuticals, Inc.(a)	50,815	983,778
Impax Laboratories, Inc.(a)	67,000	1,620,730
Supernus Pharmaceuticals, Inc.(a)	62,255	1,331,012
Total		3,935,520
Total Health Care		35,205,939
INDUSTRIALS 13.3%
Airlines 0.9%
Hawaiian Holdings, Inc.(a)	49,200	2,311,416
Building Products 2.6%
Continental Building Product(a)	83,000	1,843,430
Gibraltar Industries, Inc.(a)	34,400	1,312,704
NCI Building Systems, Inc.(a)	102,500	1,551,850
Universal Forest Products, Inc.	21,420	2,337,993
Total		7,045,977
Commercial Services & Supplies 1.7%
Brady Corp., Class A	45,300	1,517,097
Knoll, Inc.	15,400	407,484
Quad/Graphics, Inc.	76,300	2,066,967
Tetra Tech, Inc.	18,610	656,933
Total		4,648,481
Construction & Engineering 0.8%
Comfort Systems U.S.A., Inc.	3,900	110,721
EMCOR Group, Inc.	37,555	2,150,399
Total		2,261,120

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 0.9%
EnerSys	34,020	2,394,328
Machinery 3.2%
Briggs & Stratton Corp.	44,900	853,549
Energy Recovery, Inc.(a)	121,000	1,461,680
Global Brass & Copper Holdings, Inc.	53,100	1,490,517
Greenbrier Companies, Inc. (The)	59,500	2,016,455
Mueller Industries, Inc.	27,950	965,952
Wabash National Corp.(a)	141,621	1,975,613
Total		8,763,766
Marine 0.1%
Matson, Inc.	8,150	314,508
Professional Services 1.3%
Huron Consulting Group, Inc.(a)	29,900	1,879,514
RPX Corp.(a)	164,000	1,717,080
Total		3,596,594
Road & Rail 0.4%
ArcBest Corp.	52,900	968,599
Trading Companies & Distributors 1.4%
Applied Industrial Technologies, Inc.	41,730	1,983,010
MRC Global, Inc.(a)	133,600	1,959,912
Total		3,942,922
Total Industrials		36,247,711
INFORMATION TECHNOLOGY 15.9%
Communications Equipment 0.8%
NETGEAR, Inc.(a)	40,100	2,285,700
Electronic Equipment, Instruments & Components 3.9%
Benchmark Electronics, Inc.(a)	88,401	2,132,232
Insight Enterprises, Inc.(a)	34,250	1,048,050
MTS Systems Corp.	20,200	1,004,950
Sanmina Corp.(a)	76,785	2,017,910
SYNNEX Corp.	22,400	2,378,208
Tech Data Corp.(a)	28,025	2,080,576
Total		10,661,926
Internet Software & Services 2.6%
EarthLink Holdings Corp.	290,300	1,849,211
j2 Global, Inc.	28,925	1,971,817
LogMeIn, Inc.	15,650	1,306,775
RetailMeNot, Inc.(a)	172,145	1,946,960
Total		7,074,763

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 2.6%
CSG Systems International, Inc.	31,225	1,365,157
EVERTEC, Inc.	105,200	1,794,712
NeuStar, Inc., Class A(a)	77,000	1,956,570
Sykes Enterprises, Inc.(a)	45,950	1,343,119
Syntel, Inc.(a)	12,500	577,125
Total		7,036,683
Semiconductors & Semiconductor Equipment 3.1%
Amkor Technology, Inc.(a)	240,500	2,188,550
Diodes, Inc.(a)	25,500	525,045
Entegris, Inc.(a)	119,000	2,027,760
Silicon Laboratories, Inc.(a)	7,375	422,588
Synaptics, Inc.(a)	39,430	2,246,327
Xcerra Corp.(a)	152,442	893,310
Total		8,303,580
Software 2.9%
Aspen Technology, Inc.(a)	58,350	2,652,591
AVG Technologies NV(a)	28,700	713,482
Mentor Graphics Corp.	89,840	2,157,058
MicroStrategy, Inc., Class A(a)	3,800	633,802
Qualys, Inc.(a)	32,800	1,128,320
VASCO Data Security International, Inc.(a)	37,700	687,271
Total		7,972,524
Total Information Technology		43,335,176
MATERIALS 4.4%
Chemicals 3.1%
Chemtura Corp.(a)	39,150	1,174,108
Ferro Corp.(a)	47,400	632,316
Innophos Holdings, Inc.	7,172	302,802
Innospec, Inc.	36,275	2,150,382
Rayonier Advanced Materials, Inc.	141,800	1,744,140
Trinseo SA	40,850	2,363,581
Total		8,367,329
Construction Materials 0.2%
US Concrete, Inc.(a)	8,300	440,066
Metals & Mining 1.1%
Carpenter Technology Corp.	23,950	868,906
Commercial Metals Co.	16,900	262,288
Materion Corp.	15,150	444,501

Common Stocks (continued)

Issuer	Shares	Value ($)
Schnitzer Steel Industries, Inc., Class A	80,500	1,511,790
Total		3,087,485
Total Materials		11,894,880
TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.6%
General Communication, Inc., Class A(a)	93,460	1,299,094
Windstream Holdings, Inc.	36,100	307,211
Total		1,606,305
Wireless Telecommunication Services 0.3%
Shenandoah Telecommunications Co.	38,050	978,646
Total Telecommunication Services		2,584,951
UTILITIES 3.5%
Electric Utilities 1.0%
IDACORP, Inc.	26,200	1,993,034
Portland General Electric Co.	16,650	701,131
Total		2,694,165
Gas Utilities 1.7%
Chesapeake Utilities Corp.	26,075	1,659,674
Northwest Natural Gas Co.	11,650	695,855
Southwest Gas Corp.	32,075	2,239,476
Total		4,595,005
Independent Power and Renewable Electricity Producers 0.1%
Ormat Technologies, Inc.	6,700	324,280
Water Utilities 0.7%
SJW Corp.	43,900	1,874,091
Total Utilities		9,487,541
Total Common Stocks (Cost: $219,446,601)		260,643,423

Money Market Funds 1.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(b)(c)	4,822,294	4,822,294
Total Money Market Funds (Cost: $4,822,294)		4,822,294
Total Investments (Cost: $224,268,895)		265,465,717
Other Assets & Liabilities, Net		6,941,193
Net Assets		272,406,910

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

At August 31, 2016, cash totaling $572,000 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Russell 2000 Mini	102	USD	12,635,760	09/2016	288,884	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,287,779	225,929,608	(223,395,093)	—	4,822,294	22,985	4,822,294
Rand Logistics, Inc.*	5,662,943	—	(761,844)	(4,901,099)	—	—	—
Total	7,950,722	225,929,608	(224,156,937)	(4,901,099)	4,822,294	22,985	4,822,294

*Issuer was not an affiliate for the entire period ended August 31, 2016.

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
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COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA DISCIPLINED SMALL CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	34,218,450	—	—	34,218,450
Consumer Staples	9,093,595	—	—	9,093,595
Energy	8,704,304	—	—	8,704,304
Financials	69,870,876	—	—	69,870,876
Health Care	35,205,939	—	—	35,205,939
Industrials	36,247,711	—	—	36,247,711
Information Technology	43,335,176	—	—	43,335,176
Materials	11,894,880	—	—	11,894,880
Telecommunication Services	2,584,951	—	—	2,584,951
Utilities	9,487,541	—	—	9,487,541
Total Common Stocks	260,643,423	—	—	260,643,423
Investments measured at net asset value
Money Market Funds	—	—	—	4,822,294
Total Investments	260,643,423	—	—	265,465,717
Derivatives
Assets
Futures Contracts	288,884	—	—	288,884
Total	260,932,307	—	—	265,754,601

See the Portfolio of Investments for all investment classifications not indicated in the table.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA DISCIPLINED SMALL CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $219,446,601)	$260,643,423
Affiliated issuers (identified cost $4,822,294)	4,822,294
Total investments (identified cost $224,268,895)	265,465,717
Cash	1,540
Margin deposits	572,000
Receivable for:
Investments sold	6,843,014
Capital shares sold	45,869
Dividends	163,310
Variation margin	1,015
Prepaid expenses	2,564
Trustees' deferred compensation plan	82,368
Total assets	273,177,397
Liabilities
Payable for:
Capital shares purchased	524,320
Variation margin	73,840
Management services fees	6,535
Distribution and/or service fees	1,367
Transfer agent fees	38,915
Compensation of board members	498
Chief compliance officer expenses	23
Other expenses	42,621
Trustees' deferred compensation plan	82,368
Total liabilities	770,487
Net assets applicable to outstanding capital stock	$272,406,910
Represented by
Paid-in capital	$142,288,479
Undistributed net investment income	34,621
Accumulated net realized gain	88,598,104
Unrealized appreciation (depreciation) on:
Investments	41,196,822
Futures contracts	288,884
Total — representing net assets applicable to outstanding capital stock	$272,406,910

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA DISCIPLINED SMALL CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$74,434,459
Shares outstanding	6,301,008
Net asset value per share	$11.81
Maximum offering price per share(a)	$12.53
Class B
Net assets	$187,114
Shares outstanding	21,217
Net asset value per share	$8.82
Class C
Net assets	$15,653,841
Shares outstanding	1,770,923
Net asset value per share	$8.84
Class I
Net assets	$50,390,376
Shares outstanding	3,952,656
Net asset value per share	$12.75
Class R4
Net assets	$2,925,669
Shares outstanding	228,794
Net asset value per share	$12.79
Class R5
Net assets	$2,875,720
Shares outstanding	223,823
Net asset value per share	$12.85
Class T
Net assets	$60,070,535
Shares outstanding	5,262,910
Net asset value per share	$11.41
Maximum offering price per share(a)	$12.11
Class W
Net assets	$222,510
Shares outstanding	18,837
Net asset value per share	$11.81
Class Y
Net assets	$6,735,763
Shares outstanding	520,491
Net asset value per share	$12.94
Class Z
Net assets	$58,910,923
Shares outstanding	4,672,776
Net asset value per share	$12.61

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA DISCIPLINED SMALL CORE FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$5,061,923
Dividends — affiliated issuers	22,985
Foreign taxes withheld	(8,045)
Total income	5,076,863
Expenses:
Management services fees	3,199,793
Distribution and/or service fees
Class A	250,214
Class B	2,399
Class C	179,472
Class T	148,334
Class W	617
Transfer agent fees
Class A	202,427
Class B	485
Class C	36,159
Class R4	9,042
Class R5	2,626
Class T	118,945
Class W	496
Class Z	249,894
Compensation of board members	24,489
Custodian fees	20,876
Printing and postage fees	16,800
Registration fees	131,285
Audit fees	30,402
Legal fees	8,364
Chief compliance officer expenses	161
Other	23,186
Total expenses	4,656,466
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(38,331)
Expense reductions	(1,791)
Total net expenses	4,616,344
Net investment income	460,519
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	105,089,393
Investments — affiliated issuers	(4,901,099)
Futures contracts	1,455,035
Net realized gain	101,643,329
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(100,474,723)
Investments — affiliated issuers	5,631,660
Futures contracts	288,884
Net change in unrealized depreciation	(94,554,179)
Net realized and unrealized gain	7,089,150
Net increase in net assets resulting from operations	$7,549,669

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA DISCIPLINED SMALL CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income (loss)	$460,519	$(2,070,151)
Net realized gain	101,643,329	162,872,105
Net change in unrealized depreciation	(94,554,179)	(202,868,866)
Net increase (decrease) in net assets resulting from operations	7,549,669	(42,066,912)
Distributions to shareholders
Net investment income
Class A	(42,433)	(321,649)
Class I	(97,723)	(143,812)
Class R4	(6,447)	(12,379)
Class R5	(16,055)	(60,601)
Class T	(22,349)	(49,306)
Class W	(98)	(404)
Class Y	(8,228)	(44,683)
Class Z	(197,294)	(677,669)
Net realized gains
Class A	(41,007,362)	(32,612,168)
Class B	(117,350)	(47,871)
Class C	(8,161,786)	(2,818,598)
Class I	(17,649,677)	(4,823,973)
Class R4	(1,795,378)	(617,780)
Class R5	(3,070,456)	(2,214,144)
Class T	(21,646,956)	(6,294,308)
Class W	(95,357)	(39,342)
Class Y	(1,486,132)	(1,519,612)
Class Z	(54,942,603)	(33,818,753)
Total distributions to shareholders	(150,363,684)	(86,117,052)
Decrease in net assets from capital stock activity	(127,856,394)	(505,558,338)
Total decrease in net assets	(270,670,409)	(633,742,302)
Net assets at beginning of year	543,077,319	1,176,819,621
Net assets at end of year	$272,406,910	$543,077,319
Undistributed (excess of distributions over) net investment income	$34,621	$(83,090)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA DISCIPLINED SMALL CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,934,628	25,392,156	6,038,108	109,877,216
Distributions reinvested	2,803,173	32,656,967	1,663,833	29,050,518
Redemptions	(6,661,023)	(81,658,515)	(20,876,804)	(377,368,984)
Net decrease	(1,923,222)	(23,609,392)	(13,174,863)	(238,441,250)
Class B shares
Subscriptions	1,204	10,534	2,626	39,372
Distributions reinvested	12,117	106,020	2,943	42,992
Redemptions(a)	(14,753)	(128,703)	(18,255)	(276,946)
Net decrease	(1,432)	(12,149)	(12,686)	(194,582)
Class C shares
Subscriptions	326,960	2,898,107	218,882	3,280,446
Distributions reinvested	766,645	6,723,479	155,737	2,278,432
Redemptions	(946,397)	(8,788,360)	(611,233)	(9,163,129)
Net increase (decrease)	147,208	833,226	(236,614)	(3,604,251)
Class I shares
Subscriptions	128,810	1,611,892	42,500	799,236
Distributions reinvested	1,415,208	17,746,703	271,601	4,967,583
Redemptions	(766,234)	(9,005,922)	(206,136)	(3,928,603)
Net increase	777,784	10,352,673	107,965	1,838,216
Class R4 shares
Subscriptions	64,675	865,322	227,971	4,281,902
Distributions reinvested	123,477	1,554,576	30,985	569,195
Redemptions	(306,694)	(3,972,825)	(258,894)	(4,808,877)
Net increase (decrease)	(118,542)	(1,552,927)	62	42,220
Class R5 shares
Subscriptions	103,468	1,514,306	633,457	12,298,079
Distributions reinvested	244,186	3,086,511	123,627	2,274,745
Redemptions	(856,763)	(11,712,420)	(1,373,626)	(26,305,125)
Net decrease	(509,109)	(7,111,603)	(616,542)	(11,732,301)
Class T shares
Subscriptions	481,678	5,434,670	119,277	2,054,946
Distributions reinvested	1,347,343	15,171,084	258,803	4,412,598
Redemptions	(557,218)	(6,439,026)	(503,703)	(8,865,381)
Net increase (decrease)	1,271,803	14,166,728	(125,623)	(2,397,837)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA DISCIPLINED SMALL CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	—	—	72,730	1,351,975
Distributions reinvested	8,133	94,747	2,266	39,543
Redemptions	(7,581)	(88,866)	(3,583,872)	(69,287,149)
Net increase (decrease)	552	5,881	(3,508,876)	(67,895,631)
Class Y shares
Subscriptions	451,574	6,356,601	515,623	9,829,785
Distributions reinvested	117,428	1,493,679	84,637	1,564,098
Redemptions	(218,761)	(2,941,917)	(1,137,822)	(21,822,720)
Net increase (decrease)	350,241	4,908,363	(537,562)	(10,428,837)
Class Z shares
Subscriptions	1,531,872	19,340,619	1,889,258	35,638,739
Distributions reinvested	1,858,542	23,064,501	956,789	17,403,988
Redemptions	(12,422,033)	(168,242,314)	(12,078,763)	(225,786,812)
Net decrease	(9,031,619)	(125,837,194)	(9,232,716)	(172,744,085)
Total net decrease	(9,036,336)	(127,856,394)	(27,337,455)	(505,558,338)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$16.72		$19.57		$18.57		$15.05		$12.98		$13.33
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.06)		(0.06)		(0.01)		(0.04)		(0.07)
Net realized and unrealized gain (loss)	0.65		(1.21)		2.73		4.08		2.68		(0.28)
Total from investment operations	0.65		(1.27)		2.67		4.07		2.64		(0.35)
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.01)		(0.06)		—		—
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.56)		(1.58)		(1.67)		(0.55)		(0.57)		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$11.81		$16.72		$19.57		$18.57		$15.05		$12.98
Total return	4.32%		(6.81%)		14.73%		27.93%		20.46%		(2.63%)
Ratios to average net assets(c)
Total gross expenses	1.39%		1.36%		1.35	%(d)	1.37	%(d)	1.37	%(e)	1.32%
Total net expenses(f)	1.38	%(g)	1.36	%(g)	1.35	%(d)(g)	1.36	%(d)(g)	1.36	%(e)(g)	1.29	%(g)
Net investment income (loss)	0.01%		(0.35%)		(0.32%)		(0.07%)		(0.28	%)(e)	(0.48%)
Supplemental data
Net assets, end of period (in thousands)	$74,434		$137,486		$418,814		$399,232		$228,303		$162,502
Portfolio turnover	112%		23%		19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.91		$16.66		$16.13		$13.19		$11.50		$11.90
Income from investment operations:
Net investment loss	(0.07)		(0.17)		(0.18)		(0.09)		(0.12)		(0.17)
Net realized and unrealized gain (loss)	0.53		(1.01)		2.37		3.52		2.38		(0.23)
Total from investment operations	0.46		(1.18)		2.19		3.43		2.26		(0.40)
Less distributions to shareholders:
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$8.82		$13.91		$16.66		$16.13		$13.19		$11.50
Total return	3.63%		(7.54%)		13.92%		26.90%		19.77%		(3.36%)
Ratios to average net assets(c)
Total gross expenses	2.14%		2.11%		2.10	%(d)	2.11	%(d)	2.20	%(e)	2.08%
Total net expenses(f)	2.13	%(g)	2.11	%(g)	2.10	%(d)(g)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)
Net investment loss	(0.74%)		(1.09%)		(1.05%)		(0.61%)		(1.00	%)(e)	(1.26%)
Supplemental data
Net assets, end of period (in thousands)	$187		$315		$589		$878		$1,497		$9,244
Portfolio turnover	112%		23%		19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$13.93		$16.68		$16.15		$13.20		$11.52		$11.92
Income from investment operations:
Net investment loss	(0.07)		(0.17)		(0.18)		(0.10)		(0.12)		(0.17)
Net realized and unrealized gain (loss)	0.53		(1.01)		2.37		3.54		2.37		(0.23)
Total from investment operations	0.46		(1.18)		2.19		3.44		2.25		(0.40)
Less distributions to shareholders:
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$8.84		$13.93		$16.68		$16.15		$13.20		$11.52
Total return	3.62%		(7.53%)		13.90%		26.95%		19.65%		(3.36%)
Ratios to average net assets(c)
Total gross expenses	2.14%		2.11%		2.10	%(d)	2.11	%(d)	2.12	%(e)	2.07%
Total net expenses(f)	2.13	%(g)	2.11	%(g)	2.10	%(d)(g)	2.11	%(d)(g)	2.11	%(e)(g)	2.04	%(g)
Net investment loss	(0.73%)		(1.09%)		(1.06%)		(0.71%)		(1.03	%)(e)	(1.23%)
Supplemental data
Net assets, end of period (in thousands)	$15,654		$22,625		$31,035		$29,769		$26,077		$22,535
Portfolio turnover	112%		23%		19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,								Year Ended September 30,
Class I	2016	2015	2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$17.58	$20.43	$19.28		$15.61		$13.38		$13.69
Income from investment operations:
Net investment income (loss)	0.06	0.02	0.03		0.09		0.03		(0.01)
Net realized and unrealized gain (loss)	0.69	(1.25)	2.85		4.21		2.77		(0.30)
Total from investment operations	0.75	(1.23)	2.88		4.30		2.80		(0.31)
Less distributions to shareholders:
Net investment income	(0.03)	(0.05)	(0.07)		(0.14)		—		—
Net realized gains	(5.55)	(1.57)	(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.58)	(1.62)	(1.73)		(0.63)		(0.57)		—
Proceeds from regulatory settlements	—	—	—		—		—		0.00	(b)
Net asset value, end of period	$12.75	$17.58	$20.43		$19.28		$15.61		$13.38
Total return	4.80%	(6.35%)	15.31%		28.49%		21.06%		(2.26%)
Ratios to average net assets(c)
Total gross expenses	0.94%	0.89%	0.87	%(d)	0.88	%(d)	0.91	%(e)	0.88%
Total net expenses(f)	0.94%	0.89%	0.87	%(d)	0.88	%(d)	0.91	%(e)	0.88	%(g)
Net investment income (loss)	0.47%	0.13%	0.17%		0.52%		0.19	%(e)	(0.04%)
Supplemental data
Net assets, end of period (in thousands)	$50,390	$55,804	$62,663		$59,098		$55,276		$3,765
Portfolio turnover	112%	23%	19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$17.63		$20.51		$19.37		$15.57
Income from investment operations:
Net investment income (loss)	0.03		(0.02)		(0.02)		(0.05)
Net realized and unrealized gain (loss)	0.70		(1.26)		2.86		4.45
Total from investment operations	0.73		(1.28)		2.84		4.40
Less distributions to shareholders:
Net investment income	(0.02)		(0.03)		(0.04)		(0.11)
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)
Total distributions to shareholders	(5.57)		(1.60)		(1.70)		(0.60)
Net asset value, end of period	$12.79		$17.63		$20.51		$19.37
Total return	4.64%		(6.56%)		15.02%		29.18%
Ratios to average net assets(b)
Total gross expenses	1.14%		1.11%		1.10	%(c)	1.12	%(c)(d)
Total net expenses(e)	1.13	%(f)	1.11	%(f)	1.10	%(c)(f)	1.12	%(c)(d)(f)
Net investment income (loss)	0.26%		(0.09%)		(0.09%)		(0.31	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,926		$6,123		$7,124		$903
Portfolio turnover	112%		23%		19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$17.68	$20.55	$19.38		$15.57
Income from investment operations:
Net investment income (loss)	0.05	0.02	0.02		(0.05)
Net realized and unrealized gain (loss)	0.70	(1.28)	2.87		4.47
Total from investment operations	0.75	(1.26)	2.89		4.42
Less distributions to shareholders:
Net investment income	(0.03)	(0.04)	(0.06)		(0.12)
Net realized gains	(5.55)	(1.57)	(1.66)		(0.49)
Total distributions to shareholders	(5.58)	(1.61)	(1.72)		(0.61)
Net asset value, end of period	$12.85	$17.68	$20.55		$19.38
Total return	4.76%	(6.43%)	15.30%		29.36%
Ratios to average net assets(b)
Total gross expenses	0.98%	0.93%	0.90	%(c)	0.94	%(c)(d)
Total net expenses(e)	0.98%	0.93%	0.90	%(c)	0.94	%(c)(d)
Net investment income (loss)	0.35%	0.10%	0.11%		(0.32	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,876	$12,955	$27,726		$16,704
Portfolio turnover	112%	23%	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class T	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$16.33		$19.16		$18.21		$14.77		$12.75		$13.10
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.06)		(0.07)		(0.00	)(b)	(0.04)		(0.08)
Net realized and unrealized gain (loss)	0.64		(1.19)		2.68		3.99		2.63		(0.27)
Total from investment operations	0.64		(1.25)		2.61		3.99		2.59		(0.35)
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.00	)(b)	(0.06)		—		—
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.56)		(1.58)		(1.66)		(0.55)		(0.57)		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$11.41		$16.33		$19.16		$18.21		$14.77		$12.75
Total return	4.35%		(6.87%)		14.71%		27.86%		20.44%		(2.67%)
Ratios to average net assets(c)
Total gross expenses	1.39%		1.38%		1.40	%(d)	1.41	%(d)	1.42	%(e)	1.38%
Total net expenses(f)	1.38	%(g)	1.38	%(g)	1.40	%(d)(g)	1.41	%(d)(g)	1.41	%(e)(g)	1.35	%(g)
Net investment income	0.03%		(0.36%)		(0.36%)		(0.01%)		(0.33	%)(e)	(0.56%)
Supplemental data
Net assets, end of period (in thousands)	$60,071		$65,184		$78,860		$76,011		$68,074		$63,595
Portfolio turnover	112%		23%		19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$16.72		$19.57		$18.57		$15.05		$12.98		$13.32
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.09)		(0.06)		0.01		(0.04)		(0.07)
Net realized and unrealized gain (loss)	0.65		(1.18)		2.73		4.06		2.68		(0.27)
Total from investment operations	0.65		(1.27)		2.67		4.07		2.64		(0.34)
Less distributions to shareholders:
Net investment income	(0.01)		(0.01)		(0.01)		(0.06)		—		—
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.56)		(1.58)		(1.67)		(0.55)		(0.57)		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$11.81		$16.72		$19.57		$18.57		$15.05		$12.98
Total return	4.32%		(6.80%)		14.73%		27.93%		20.46%		(2.55%)
Ratios to average net assets(c)
Total gross expenses	1.39%		1.30%		1.35	%(d)	1.36	%(d)	1.38	%(e)	1.32%
Total net expenses(f)	1.38	%(g)	1.30	%(g)	1.35	%(d)(g)	1.36	%(d)(g)	1.36	%(e)(g)	1.29	%(g)
Net investment income (loss)	0.02%		(0.44%)		(0.32%)		0.05%		(0.27	%)(e)	(0.47%)
Supplemental data
Net assets, end of period (in thousands)	$223		$306		$69,033		$60,353		$60,112		$41,634
Portfolio turnover	112%		23%		19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$17.76	$20.63	$19.45		$15.63
Income from investment operations:
Net investment income	0.06	0.03	0.03		0.02
Net realized and unrealized gain (loss)	0.70	(1.29)	2.88		4.42
Total from investment operations	0.76	(1.26)	2.91		4.44
Less distributions to shareholders:
Net investment income	(0.03)	(0.04)	(0.07)		(0.13)
Net realized gains	(5.55)	(1.57)	(1.66)		(0.49)
Total distributions to shareholders	(5.58)	(1.61)	(1.73)		(0.62)
Net asset value, end of period	$12.94	$17.76	$20.63		$19.45
Total return	4.83%	(6.39%)	15.33%		29.37%
Ratios to average net assets(b)
Total gross expenses	0.94%	0.88%	0.87	%(c)	0.88	%(c)(d)
Total net expenses(e)	0.94%	0.88%	0.87	%(c)	0.88	%(c)(d)
Net investment income	0.49%	0.17%	0.16%		0.07	%(d)
Supplemental data
Net assets, end of period (in thousands)	$6,736	$3,024	$14,600		$11,301
Portfolio turnover	112%	23%	19%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA DISCIPLINED SMALL CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$17.46		$20.33		$19.21		$15.56		$13.36		$13.69
Income from investment operations:
Net investment income (loss)	0.03		(0.02)		(0.01)		0.05		(0.00	)(b)	(0.04)
Net realized and unrealized gain (loss)	0.69		(1.25)		2.83		4.19		2.77		(0.29)
Total from investment operations	0.72		(1.27)		2.82		4.24		2.77		(0.33)
Less distributions to shareholders:
Net investment income	(0.02)		(0.03)		(0.04)		(0.10)		—		—
Net realized gains	(5.55)		(1.57)		(1.66)		(0.49)		(0.57)		—
Total distributions to shareholders	(5.57)		(1.60)		(1.70)		(0.59)		(0.57)		—
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$12.61		$17.46		$20.33		$19.21		$15.56		$13.36
Total return	4.64%		(6.56%)		15.04%		28.17%		20.86%		(2.41%)
Ratios to average net assets(c)
Total gross expenses	1.14%		1.11%		1.10	%(d)	1.11	%(d)	1.12	%(e)	1.07%
Total net expenses(f)	1.13	%(g)	1.11	%(g)	1.10	%(d)(g)	1.11	%(d)(g)	1.11	%(e)(g)	1.05	%(g)
Net investment income (loss)	0.22%		(0.09%)		(0.06%)		0.30%		(0.03	%)(e)	(0.26%)
Supplemental data
Net assets, end of period (in thousands)	$58,911		$239,255		$466,376		$481,061		$442,000		$369,903
Portfolio turnover	112%		23%		19%		34%		26%		33%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Disciplined Small Core Fund (formerly known as Columbia Small Cap Core Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective April 18, 2016, Columbia Small Cap Core Fund was renamed Columbia Disciplined Small Core Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the

Annual Report 2016
31

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to

Annual Report 2016
32

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or

Annual Report 2016
33

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	288,884	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,455,035
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	288,884

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	8,580,410

*Based on the ending quarterly outstanding amounts for the year ended August 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2016
34

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was

Annual Report 2016
35

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

$1,296,456 and the administrative services fee paid to the Investment Manager was $131,266.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class T	0.20
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,791.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee

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36

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $20,998 for Class A, $2 for Class B, $792 for Class C and $2,659 for Class T shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.38%	1.38%
Class B	2.13	2.13
Class C	2.13	2.13
Class I	0.98	0.94
Class R4	1.13	1.13
Class R5	1.03	0.99
Class T	1.38	1.38
Class W	1.38	1.38
Class Y	0.98	0.94
Class Z	1.13	1.13

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are

Annual Report 2016
37

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$47,819
Accumulated net realized gain	(47,820)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$598,422	$4,474,055
Long-term capital gains	149,765,262	81,642,997
Total	$150,363,684	$86,117,052

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,736,238
Undistributed long-term capital gains	85,634,964
Net unrealized appreciation	40,829,597

At August 31, 2016, the cost of investments for federal income tax purposes was $224,636,120 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$47,442,807
Unrealized depreciation	(6,613,210)
Net unrealized appreciation	$40,829,597

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $409,128,881 and $686,578,584, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with

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38

COLUMBIA DISCIPLINED SMALL CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, one unaffiliated shareholder of record owned 19.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 27.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
39

COLUMBIA DISCIPLINED SMALL CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Disciplined Small Core Fund (formerly known as Columbia Small Cap Core Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Small Core Fund (formerly known as Columbia Small Cap Core Fund) (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

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40

COLUMBIA DISCIPLINED SMALL CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	91.77%
Dividends Received Deduction	91.06%
Capital Gain Dividend	$99,341,956

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
41

COLUMBIA DISCIPLINED SMALL CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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42

COLUMBIA DISCIPLINED SMALL CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA DISCIPLINED SMALL CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

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COLUMBIA DISCIPLINED SMALL CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA DISCIPLINED SMALL CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA DISCIPLINED SMALL CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Disciplined Small Core Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
47

COLUMBIA DISCIPLINED SMALL CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the seventy-ninth, eighty-fifth and eighty-third percentile (where the best performance would be in the first percentile)

Annual Report 2016
48

COLUMBIA DISCIPLINED SMALL CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

Annual Report 2016
49

COLUMBIA DISCIPLINED SMALL CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
50

COLUMBIA DISCIPLINED SMALL CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Disciplined Small Core Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN225_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Management Agreement	43
Important Information About This Report	47

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Dividend Opportunity Fund (the Fund) Class A shares returned 5.51% excluding sales charges for the 12-month period that ended August 31, 2016.

■  During the same time period, the Fund underperformed its benchmark, the MSCI ACWI High Dividend Yield Index (Net), which returned 10.31%, and the broader-based MSCI ACWI (Net), which returned 7.24%, for the same period.

■  While generating solid absolute returns, the Fund's results relative to the MSCI ACWI High Dividend Yield Index (Net) were hurt by stock selection and sector allocation overall. During the period, country allocation had a modestly positive effect.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		5.51	6.28	3.82
Including sales charges		-0.55	5.03	3.21
Class B	11/01/02
Excluding sales charges		4.76	5.48	3.05
Including sales charges		-0.24	5.17	3.05
Class C	10/13/03
Excluding sales charges		4.82	5.50	3.05
Including sales charges		3.82	5.50	3.05
Class I*	09/27/10	6.08	6.76	4.21
Class R*	09/27/10	5.32	6.02	3.56
Class R4*	03/19/13	5.80	6.56	4.09
Class R5*	01/08/14	5.96	6.66	4.13
Class W*	09/27/10	5.59	6.32	3.89
Class Y*	07/15/09	6.07	6.77	4.23
Class Z	11/09/00	5.82	6.56	4.09
MSCI ACWI High Dividend Yield Index (Net)		10.31	7.00	3.97
MSCI ACWI (Net)		7.24	8.32	4.40

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The MSCI ACWI High Dividend Yield (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.

The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI High Dividend Yield (Net) and the MSCI ACWI (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

  Portfolio Management

Stephen Thornber, CFA

Jonathan Crown

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 5.51% excluding sales charges. During the same time period, the Fund underperformed its benchmark, the MSCI ACWI High Dividend Yield Index (Net), which returned 10.31%, as well as the broader-based MSCI ACWI (Net), which returned 7.24%. While generating solid absolute returns, the Fund's results relative to the MSCI ACWI High Dividend Yield Index (Net) were hurt by stock selection and sector allocation overall. During the period, country allocation had a modestly positive effect.

Global Equity Markets Gained Despite Softening Economic Expectations

Global equity markets moved higher during the period, as valuation multiples rose despite softening corporate earnings and economic growth expectations. However, this gradual climb was punctuated by a number of pullbacks in the market. For example, in September 2015, the global equity markets sold off, as the U.S. Federal Reserve (the Fed) opted to not raise interest rates given weakness in China. China had revised its currency peg, driving market concerns about the health of its economy and any potential deflationary pulse this could unleash. At the start of 2016, the sharp downturn in stocks stemmed from concerns about slowing economic growth in China, weakness in energy prices and uncertainty regarding U.S. economic growth and the direction of the Fed's interest rate policy. In late June 2016, the global equity market sold off temporarily after the United Kingdom's vote about membership in the European Union resulted in a surprise "leave" vote, popularly known as Brexit.

Within the MSCI ACWI High Dividend Yield Index (Net), we believe the U.S. was the best performing major market during the period, with some emerging markets, such as Indonesia and Taiwan, also outperforming. The MSCI ACWI High Dividend Yield Index (Net) constituents from the major European countries struggled during the period, as economic growth fears were elevated. Japan also underperformed the MSCI ACWI High Dividend Yield Index (Net), amid a negative interest rate policy environment. From a sector perspective, information technology and consumer staples were the best performers in the MSCI ACWI High Dividend Yield Index (Net) during the period, as investors focused on secular and defensive growth in a low economic growth world. Conversely, the more macro-sensitive sectors of consumer discretionary and financials lagged. Toward the end of the period, the more cyclical sectors began to perform better, as relative valuations were stretched and the market gained greater confidence in the global economic outlook.

Energy Sector Hampered Results Most

Having an underweight allocation to and weak stock selection in the energy sector, which outpaced the MSCI ACWI High Dividend Yield Index (Net) during the period, detracted most from the Fund's results. In particular, having a position in the integrated energy company Suncor Energy hurt. The Fund's results were also hurt by having an overweight allocation to and weak stock selection in consumer staples. From a

Annual Report 2016
4

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

country perspective, stock selection in the United States and the U.K. detracted most.

Since the new team assumed portfolio management responsibilities in mid-January 2016, underweights and weak stock selection in energy and industrials detracted most. Having an overweight to the consumer discretionary sector also dampened returns, with holdings in German tourism service provider Tui and U.S. specialty apparel retailer L Brands as particular disappointments. Tui's shares declined on concerns that heightened geopolitical tensions and terrorist activities might result in fewer tourist bookings. L Brands' shares fell as the market reacted negatively to news that Victoria's Secret, one of the company's primary business lines, planned to exit swimwear and reduce promotions. U.K. telecommunications provider BT Group also detracted, as the company suffered from heightened regulatory concerns over the future of its Openreach subsidiary and an increased pension burden post-Brexit, as U.K. government bond yields fell sharply. Stock selection in Canada, Mexico and the U.K. detracted most from a country perspective.

Utilities and Health Care Positioning Aided Fund Results

Both effective stock selection and positioning in the utilities and health care sectors aided the Fund's results most during the period. Since the new team assumed portfolio management responsibilities, stock selection in utilities and health care contributed most positively to the Fund's relative performance. From a country perspective, positioning in Switzerland, France and Brazil was most beneficial to Fund results both for the period as a whole and for the period from mid-January 2016 to the end of August 2016.

During the 12-month period, communications equipment manufacturer Cisco Systems was one of the biggest contributors to Fund results. The company delivered several good quarters of top-line growth and increasing gross margins. Another position that performed particularly well since the new team assumed management was Kroton, a Brazilian for-profit education provider, which benefited from a recovery in sentiment on the Brazilian market, better-than-expected student enrollment and a well-received takeover offer.

New Portfolio Management Team Drove Country and Sector Weighting Changes

Having assumed management of the Fund in mid-January 2016, we focused on what we call our "quality income" stock selection strategy, seeking companies that pay a high dividend yield, where that dividend stream is growing and sustainable. We looked for companies with what we consider to be a good business model and allocate capital well. We also strove to invest across a broadly diversified spectrum of sectors and stock type so that "quality income" characteristics drive performance rather than any short-lived bias of investor sentiment. In implementing this strategy, the Fund's allocations to consumer discretionary and materials increased, while its exposures to energy, utilities and telecommunication services decreased relative to the MSCI ACWI High Dividend Yield Index (Net). Among the most significant purchases for the

Top Ten Holdings (%) (at August 31, 2016)
Reynolds American, Inc. (United States)	2.8
Cisco Systems, Inc. (United States)	2.7
Pfizer, Inc. (United States)	2.6
Royal Dutch Shell PLC, Class A (United Kingdom)	2.3
CME Group, Inc. (United States)	2.2
Novartis AG, ADR (Switzerland)	2.2
JPMorgan Chase & Co. (United States)	2.2
L Brands, Inc. (United States)	2.1
Unilever NV-CVA (Netherlands)	2.1
Enterprise Products Partners LP (United States)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at August 31, 2016)
Australia	6.1
Brazil	2.2
Canada	5.2
Finland	0.7
Germany	4.6
Hong Kong	1.3
Japan	3.8
Mexico	2.8
Netherlands	3.4
Norway	1.0
South Africa	0.4
Spain	0.8
Switzerland	3.1
Taiwan	3.1
United Kingdom	14.9
United States(a)	46.6
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2016
5

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	11.4
Consumer Staples	14.9
Energy	8.1
Financials	23.6
Health Care	10.6
Industrials	5.8
Information Technology	9.3
Materials	8.0
Telecommunication Services	5.0
Utilities	3.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. See the Fund's prospectus for information on these and other risks.

Fund were Taiwanese integrated circuit manufacturer Taiwan Semiconductor, U.S. bank BB&T and U.K. financial services holding company St. James Place. Among the most significant sales for the Fund were U.K. consumer goods company Imperial Brands, U.S. oil pipeline transportation company Plains All American Pipeline and U.S. home and office furnishings engineer Leggett & Platt. From a country perspective, we increased the Fund's exposure to Japan, Mexico, Australia, Brazil, Taiwan and the U.K. and reduced its exposure to the U.S., France and Switzerland relative to the MSCI ACWI High Dividend Yield Index (Net). The transition of the Fund's portfolio during the period to our "quality income" stock selection strategy resulted in a higher portfolio turnover (115%) than previous reporting periods.

At the end of the period, the Fund was most overweight in the financials, materials and consumer discretionary sectors and most underweight the energy, information technology, utilities, industrials, health care and consumer staples sectors relative to the benchmark. By country, the Fund was most overweight the U.K., Australia, Mexico and the U.S. and was most underweight Switzerland, France and Hong Kong relative to the MSCI ACWI High Dividend Yield Index (Net).

Annual Report 2016
6

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,105.00	1,018.60	6.88	6.60	1.30
Class B	1,000.00	1,000.00	1,101.50	1,014.83	10.83	10.38	2.05
Class C	1,000.00	1,000.00	1,101.40	1,014.83	10.83	10.38	2.05
Class I	1,000.00	1,000.00	1,108.80	1,020.96	4.40	4.22	0.83
Class R	1,000.00	1,000.00	1,103.80	1,017.34	8.20	7.86	1.55
Class R4	1,000.00	1,000.00	1,106.80	1,019.86	5.56	5.33	1.05
Class R5	1,000.00	1,000.00	1,107.80	1,020.71	4.66	4.47	0.88
Class W	1,000.00	1,000.00	1,105.10	1,018.60	6.88	6.60	1.30
Class Y	1,000.00	1,000.00	1,107.90	1,020.96	4.40	4.22	0.83
Class Z	1,000.00	1,000.00	1,106.70	1,019.86	5.56	5.33	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

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7

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.8%

Issuer	Shares	Value ($)
AUSTRALIA 6.0%
Amcor Ltd.	660,003	7,925,509
AMP Ltd.	1,450,766	5,726,805
DuluxGroup Ltd.	1,351,293	6,500,858
Goodman Group	1,572,976	8,956,534
Sydney Airport	1,414,259	7,728,653
Total		36,838,359
BRAZIL 2.2%
Ambev SA	1,319,300	7,803,366
Kroton Educacional SA	1,254,100	5,336,100
Total		13,139,466
CANADA 5.1%
Agrium, Inc.	70,231	6,767,459
DH Corp.	147,551	3,340,544
National Bank of Canada	194,182	6,824,652
Suncor Energy, Inc.	252,671	6,851,442
TransCanada Corp.	167,620	7,601,312
Total		31,385,409
FINLAND 0.7%
Sampo OYJ, Class A	102,001	4,379,278
GERMANY 4.6%
BASF SE	100,134	8,142,528
Daimler AG, Registered Shares	79,437	5,500,786
Deutsche Telekom AG, Registered Shares	462,095	7,716,196
ProSiebenSat.1 Media AG	157,108	6,757,492
Total		28,117,002
HONG KONG 1.2%
HKT Trust & HKT Ltd.	5,447,000	7,513,055
JAPAN 3.8%
Aozora Bank Ltd.	1,825,000	6,463,723
Canon, Inc.	164,900	4,728,620
ITOCHU Techno-Solutions Corp.	62,100	1,517,589
Japan Hotel REIT Investment Corp.	5,524	4,751,033
Japan Retail Fund Investment Corp.	2,572	5,782,574
Total		23,243,539

Common Stocks (continued)

Issuer	Shares	Value ($)
MEXICO 2.8%
Kimberly-Clark de Mexico SAB de CV	3,937,000	9,416,151
Wal-Mart de Mexico SAB de CV, Class V	3,304,900	7,549,378
Total		16,965,529
NETHERLANDS 3.4%
LyondellBasell Industries NV, Class A	104,674	8,257,732
Unilever NV-CVA	269,851	12,375,835
Total		20,633,567
NORWAY 1.0%
Telenor ASA	353,086	6,165,313
SOUTH AFRICA 0.4%
SPAR Group Ltd. (The)	201,295	2,628,801
SPAIN 0.8%
Ferrovial SA	245,727	4,841,910
SWITZERLAND 3.1%
Novartis AG, ADR	165,569	13,041,870
UBS AG	388,880	5,622,362
Total		18,664,232
TAIWAN 3.1%
Pegatron Corp.	3,407,000	8,220,337
Taiwan Semiconductor Manufacturing Co., Ltd.	1,935,000	10,745,792
Total		18,966,129
UNITED KINGDOM 14.8%
AstraZeneca PLC	162,962	10,504,938
BAE Systems PLC	1,270,905	8,986,962
British American Tobacco PLC	169,770	10,533,601
BT Group PLC	1,701,561	8,632,619
GlaxoSmithKline PLC	329,110	7,083,276
HSBC Holdings PLC, ADR	203,519	7,570,907
Intermediate Capital Group PLC	518,566	4,051,680
Legal & General Group PLC	1,164,062	3,214,619
National Grid PLC	430,275	5,912,885
Rio Tinto PLC	120,336	3,636,020
Royal Dutch Shell PLC, Class A	558,300	13,639,908
St. James's Place PLC	508,474	6,556,837
Total		90,324,252

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED STATES 42.8%
AbbVie, Inc.	105,727	6,777,101
AES Corp. (The)	673,494	8,129,073
Altria Group, Inc.	95,016	6,279,607
Ares Capital Corp.	423,976	6,851,452
BB&T Corp.	273,163	10,516,776
Cisco Systems, Inc.	521,020	16,380,869
CME Group, Inc.	121,693	13,185,437
Coca-Cola Co. (The)	204,601	8,885,821
Crown Castle International Corp.	110,271	10,450,383
Cypress Semiconductor Corp.	399,829	4,769,960
Dow Chemical Co. (The)	129,530	6,947,989
General Electric Co.	258,412	8,072,791
General Motors Co.	327,932	10,467,589
JPMorgan Chase & Co.	192,423	12,988,552
L Brands, Inc.	168,426	12,835,745
Las Vegas Sands Corp.	201,466	10,115,608
Maxim Integrated Products, Inc.	150,489	6,127,912
Merck & Co., Inc.	165,729	10,406,124
Occidental Petroleum Corp.	131,280	10,088,868
Outfront Media, Inc.	130,881	2,921,264
Pattern Energy Group, Inc.	250,805	5,969,159
Pfizer, Inc.	457,019	15,904,261
Philip Morris International, Inc.	75,518	7,546,514
Regal Entertainment Group, Class A	403,587	8,628,690
Reynolds American, Inc.	339,489	16,828,470

Common Stocks (continued)

Issuer	Shares	Value ($)
Six Flags Entertainment Corp.	184,658	9,005,771
Starwood Property Trust, Inc.	418,856	9,591,802
United Parcel Service, Inc., Class B	46,788	5,110,185
Total		261,783,773
Total Common Stocks (Cost: $542,802,462)		585,589,614

Limited Partnerships 2.7%

UNITED STATES 2.7%
Blackstone Group LP (The)	220,908	6,057,298
Enterprise Products Partners LP	410,208	10,829,491
Total		16,886,789
Total Limited Partnerships (Cost: $14,539,956)		16,886,789

Money Market Funds 0.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(a)(b)	3,530,146	3,530,146
Total Money Market Funds (Cost: $3,530,146)		3,530,146
Total Investments (Cost: $560,872,564)		606,006,549
Other Assets & Liabilities, Net		5,474,490
Net Assets		611,481,039

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,360,107	212,860,214	(227,690,175)	3,530,146	30,814	3,530,146

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	36,838,359	—	36,838,359
Brazil	13,139,466	—	—	13,139,466
Canada	31,385,409	—	—	31,385,409
Finland	—	4,379,278	—	4,379,278
Germany	—	28,117,002	—	28,117,002
Hong Kong	—	7,513,055	—	7,513,055
Japan	—	23,243,539	—	23,243,539
Mexico	16,965,529	—	—	16,965,529
Netherlands	8,257,732	12,375,835	—	20,633,567
Norway	—	6,165,313	—	6,165,313
South Africa	—	2,628,801	—	2,628,801
Spain	—	4,841,910	—	4,841,910
Switzerland	13,041,870	5,622,362	—	18,664,232
Taiwan	—	18,966,129	—	18,966,129
United Kingdom	7,570,907	82,753,345	—	90,324,252
United States	261,783,773	—	—	261,783,773
Total Common Stocks	352,144,686	233,444,928	—	585,589,614
Limited Partnerships
United States	16,886,789	—	—	16,886,789
Investments measured at net asset value
Money Market Funds	—		—	3,530,146
Total Investments	369,031,475	233,444,928	—	606,006,549

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $557,342,418)	$602,476,403
Affiliated issuers (identified cost $3,530,146)	3,530,146
Total investments (identified cost $560,872,564)	606,006,549
Receivable for:
Investments sold	2,926,507
Capital shares sold	82,322
Dividends	2,266,322
Foreign tax reclaims	1,215,332
Expense reimbursement due from Investment Manager	2,051
Prepaid expenses	5,767
Trustees' deferred compensation plan	125,499
Total assets	612,630,349
Liabilities
Foreign currency (cost $15,923)	15,799
Payable for:
Investments purchased	106,836
Capital shares purchased	684,107
Management services fees	12,764
Distribution and/or service fees	1,060
Transfer agent fees	45,340
Compensation of board members	206
Chief compliance officer expenses	50
Other expenses	100,538
Trustees' deferred compensation plan	125,499
Other liabilities	57,111
Total liabilities	1,149,310
Net assets applicable to outstanding capital stock	$611,481,039
Represented by
Paid-in capital	$619,138,665
Undistributed net investment income	6,818,024
Accumulated net realized loss	(59,539,406)
Unrealized appreciation (depreciation) on:
Investments	45,133,985
Foreign currency translations	(70,229)
Total — representing net assets applicable to outstanding capital stock	$611,481,039

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$108,977,887
Shares outstanding	6,389,963
Net asset value per share	$17.05
Maximum offering price per share(a)	$18.09
Class B
Net assets	$416,139
Shares outstanding	26,006
Net asset value per share	$16.00
Class C
Net assets	$10,164,255
Shares outstanding	634,529
Net asset value per share	$16.02
Class I
Net assets	$63,845,316
Shares outstanding	3,739,105
Net asset value per share	$17.08
Class R
Net assets	$1,533,195
Shares outstanding	90,020
Net asset value per share	$17.03
Class R4
Net assets	$853,257
Shares outstanding	49,639
Net asset value per share	$17.19
Class R5
Net assets	$174,692
Shares outstanding	10,231
Net asset value per share	$17.07
Class W
Net assets	$2,026
Shares outstanding	119
Net asset value per share(b)	$17.05
Class Y
Net assets	$790,401
Shares outstanding	46,214
Net asset value per share	$17.10
Class Z
Net assets	$424,723,871
Shares outstanding	24,820,947
Net asset value per share	$17.11

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$28,845,937
Dividends — affiliated issuers	30,814
Foreign taxes withheld	(1,588,179)
Total income	27,288,572
Expenses:
Management services fees	5,015,188
Distribution and/or service fees
Class A	280,065
Class B	6,799
Class C	111,887
Class R	4,313
Class W	5
Transfer agent fees
Class A	415,310
Class B	2,526
Class C	41,499
Class R	3,183
Class R4	3,129
Class R5	88
Class W	6
Class Z	1,616,850
Compensation of board members	28,401
Custodian fees	74,819
Printing and postage fees	126,305
Registration fees	116,007
Audit fees	70,930
Legal fees	17,620
Chief compliance officer expenses	317
Other	35,360
Total expenses	7,970,607
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(767,205)
Expense reductions	(81,323)
Total net expenses	7,122,079
Net investment income	20,166,493
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(47,722,533)
Foreign currency translations	(47,482)
Net realized loss	(47,770,015)
Net change in unrealized appreciation (depreciation) on:
Investments	61,694,334
Foreign currency translations	4,183
Net change in unrealized appreciation	61,698,517
Net realized and unrealized gain	13,928,502
Net increase in net assets resulting from operations	$34,094,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income	$20,166,493	$27,782,320
Net realized gain (loss)	(47,770,015)	1,901,795
Net change in unrealized appreciation (depreciation)	61,698,517	(126,520,607)
Net increase (decrease) in net assets resulting from operations	34,094,995	(96,836,492)
Distributions to shareholders
Net investment income
Class A	(2,760,277)	(4,970,271)
Class B	(12,616)	(46,350)
Class C	(203,081)	(439,323)
Class I	(3,087,123)	(6,139,751)
Class R	(15,886)	(28,417)
Class R4	(22,308)	(15,946)
Class R5	(5,088)	(2,668)
Class W	(49)	(84)
Class Y	(27,920)	(11,182)
Class Z	(11,794,283)	(20,648,708)
Net realized gains
Class A	—	(14,020,410)
Class B	—	(177,028)
Class C	—	(1,575,567)
Class I	—	(16,210,226)
Class R	—	(75,626)
Class R4	—	(7,552)
Class R5	—	(3,124)
Class W	—	(240)
Class Y	—	(246)
Class Z	—	(54,231,843)
Total distributions to shareholders	(17,928,631)	(118,604,562)
Decrease in net assets from capital stock activity	(121,113,055)	(1,875,084)
Total decrease in net assets	(104,946,691)	(217,316,138)
Net assets at beginning of year	716,427,730	933,743,868
Net assets at end of year	$611,481,039	$716,427,730
Undistributed net investment income	$6,818,024	$3,421,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	359,723	5,838,796	464,348	8,635,490
Distributions reinvested	153,513	2,516,352	968,224	17,213,076
Redemptions	(1,266,643)	(20,848,210)	(1,347,088)	(24,990,323)
Net increase (decrease)	(753,407)	(12,493,062)	85,484	858,243
Class B shares
Subscriptions	1,197	18,578	3,097	54,554
Distributions reinvested	660	10,128	11,316	188,932
Redemptions(a)	(33,747)	(518,894)	(59,941)	(1,058,850)
Net decrease	(31,890)	(490,188)	(45,528)	(815,364)
Class C shares
Subscriptions	53,046	829,648	140,737	2,450,212
Distributions reinvested	11,479	177,024	100,662	1,681,724
Redemptions	(229,311)	(3,552,260)	(229,437)	(4,000,425)
Net increase (decrease)	(164,786)	(2,545,588)	11,962	131,511
Class I shares
Subscriptions	344,892	5,843,327	1,229,832	22,339,321
Distributions reinvested	188,823	3,087,064	1,255,258	22,349,630
Redemptions	(4,297,960)	(69,696,516)	(2,760,638)	(49,916,676)
Net decrease	(3,764,245)	(60,766,125)	(275,548)	(5,227,725)
Class R shares
Subscriptions	66,643	1,108,036	6,735	124,365
Distributions reinvested	969	15,886	5,833	104,043
Redemptions	(18,189)	(301,460)	(31,234)	(607,989)
Net increase (decrease)	49,423	822,462	(18,666)	(379,581)
Class R4 shares
Subscriptions	9,258	151,589	45,499	845,204
Distributions reinvested	1,347	22,253	1,276	23,159
Redemptions	(7,810)	(130,760)	(5,098)	(97,298)
Net increase	2,795	43,082	41,677	771,065
Class R5 shares
Subscriptions	1,093	17,773	19,789	354,536
Distributions reinvested	307	5,030	304	5,451
Redemptions	(1,911)	(31,000)	(10,885)	(198,661)
Net increase (decrease)	(511)	(8,197)	9,208	161,326
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	9,073	147,843	72,656	1,299,683
Distributions reinvested	1,701	27,861	608	11,085
Redemptions	(33,741)	(542,217)	(4,204)	(77,235)
Net increase (decrease)	(22,967)	(366,513)	69,060	1,233,533
Class Z shares
Subscriptions	544,371	8,986,622	595,168	11,272,270
Distributions reinvested	698,717	11,483,331	4,086,912	72,932,488
Redemptions	(3,972,622)	(65,778,879)	(4,462,744)	(82,812,850)
Net increase (decrease)	(2,729,534)	(45,308,926)	219,336	1,391,908
Total net increase (decrease)	(7,415,122)	(121,113,055)	96,985	(1,875,084)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.56		$21.63		$19.85		$19.59		$17.72
Income from investment operations:
Net investment income	0.47		0.58		0.61		0.51		0.27
Net realized and unrealized gain (loss)	0.42		(2.93)		2.53		1.74		1.65
Total from investment operations	0.89		(2.35)		3.14		2.25		1.92
Less distributions to shareholders:
Net investment income	(0.40)		(0.70)		(0.54)		(0.68)		(0.05)
Net realized gains	—		(2.02)		(0.82)		(1.31)		—
Total distributions to shareholders	(0.40)		(2.72)		(1.36)		(1.99)		(0.05)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$17.05		$16.56		$21.63		$19.85		$19.59
Total return	5.51%		(11.49%)		16.40%		12.48%		10.88%
Ratios to average net assets(b)
Total gross expenses	1.45%		1.38%		1.27%		1.34%		1.28%
Total net expenses(c)	1.30	%(d)	1.31	%(d)	1.25	%(d)	1.26	%(d)	1.21	%(d)
Net investment income	2.85%		3.05%		2.92%		2.59%		1.49%
Supplemental data
Net assets, end of period (in thousands)	$108,978		$118,275		$152,674		$140,796		$133,541
Portfolio turnover	115%		63%		75%		60%		97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.01%, 0.02%, 0.03% and 0.07% for the years ended 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.55		$20.48		$18.85		$18.63		$16.93
Income from investment operations:
Net investment income	0.31		0.41		0.40		0.34		0.10
Net realized and unrealized gain (loss)	0.42		(2.77)		2.44		1.66		1.60
Total from investment operations	0.73		(2.36)		2.84		2.00		1.70
Less distributions to shareholders:
Net investment income	(0.28)		(0.55)		(0.39)		(0.47)		—
Net realized gains	—		(2.02)		(0.82)		(1.31)		—
Total distributions to shareholders	(0.28)		(2.57)		(1.21)		(1.78)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$16.00		$15.55		$20.48		$18.85		$18.63
Total return	4.76%		(12.18%)		15.56%		11.61%		10.04%
Ratios to average net assets(b)
Total gross expenses	2.20%		2.13%		2.02%		2.09%		2.03%
Total net expenses(c)	2.05	%(d)	2.06	%(d)	2.00	%(d)	2.01	%(d)	1.95	%(d)
Net investment income	1.99%		2.28%		2.03%		1.83%		0.59%
Supplemental data
Net assets, end of period (in thousands)	$416		$900		$2,118		$3,968		$9,414
Portfolio turnover	115%		63%		75%		60%		97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.01%, 0.01%, 0.02% and 0.08% for the years ended 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$15.56		$20.49		$18.86		$18.63		$16.93
Income from investment operations:
Net investment income	0.32		0.41		0.43		0.35		0.12
Net realized and unrealized gain (loss)	0.42		(2.77)		2.41		1.66		1.58
Total from investment operations	0.74		(2.36)		2.84		2.01		1.70
Less distributions to shareholders:
Net investment income	(0.28)		(0.55)		(0.39)		(0.47)		—
Net realized gains	—		(2.02)		(0.82)		(1.31)		—
Total distributions to shareholders	(0.28)		(2.57)		(1.21)		(1.78)		—
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$16.02		$15.56		$20.49		$18.86		$18.63
Total return	4.82%		(12.18%)		15.55%		11.66%		10.04%
Ratios to average net assets(b)
Total gross expenses	2.20%		2.13%		2.02%		2.09%		2.04%
Total net expenses(c)	2.05	%(d)	2.06	%(d)	2.00	%(d)	2.01	%(d)	1.95	%(d)
Net investment income	2.07%		2.30%		2.17%		1.84%		0.72%
Supplemental data
Net assets, end of period (in thousands)	$10,164		$12,440		$16,136		$13,439		$13,319
Portfolio turnover	115%		63%		75%		60%		97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.01%, 0.02%, 0.03% and 0.09% for the years ended 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.58	$21.66	$19.87	$19.64	$17.80
Income from investment operations:
Net investment income	0.53	0.67	0.72	0.58	0.35
Net realized and unrealized gain (loss)	0.45	(2.94)	2.53	1.76	1.64
Total from investment operations	0.98	(2.27)	3.25	2.34	1.99
Less distributions to shareholders:
Net investment income	(0.48)	(0.79)	(0.64)	(0.80)	(0.15)
Net realized gains	—	(2.02)	(0.82)	(1.31)	—
Total distributions to shareholders	(0.48)	(2.81)	(1.46)	(2.11)	(0.15)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$17.08	$16.58	$21.66	$19.87	$19.64
Total return	6.08%	(11.08%)	16.95%	12.98%	11.27%
Ratios to average net assets(b)
Total gross expenses	0.83%	0.82%	0.81%	0.84%	0.85%
Total net expenses(c)	0.83%	0.82%	0.81%	0.83%	0.83%
Net investment income	3.20%	3.55%	3.45%	2.94%	1.91%
Supplemental data
Net assets, end of period (in thousands)	$63,845	$124,390	$168,474	$127,949	$3
Portfolio turnover	115%	63%	75%	60%	97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.53		$21.61		$19.83		$19.54		$17.67
Income from investment operations:
Net investment income	0.42		0.53		0.57		0.46		0.23
Net realized and unrealized gain (loss)	0.44		(2.94)		2.52		1.75		1.64
Total from investment operations	0.86		(2.41)		3.09		2.21		1.87
Less distributions to shareholders:
Net investment income	(0.36)		(0.65)		(0.49)		(0.61)		(0.00	)(a)
Net realized gains	—		(2.02)		(0.82)		(1.31)		—
Total distributions to shareholders	(0.36)		(2.67)		(1.31)		(1.92)		(0.00	)(a)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$17.03		$16.53		$21.61		$19.83		$19.54
Total return	5.32%		(11.78%)		16.13%		12.25%		10.61%
Ratios to average net assets(b)
Total gross expenses	1.70%		1.62%		1.52%		1.59%		1.53%
Total net expenses(c)	1.55	%(d)	1.55	%(d)	1.50	%(d)	1.51	%(d)	1.46	%(d)
Net investment income	2.57%		2.77%		2.72%		2.33%		1.24%
Supplemental data
Net assets, end of period (in thousands)	$1,533		$671		$1,280		$1,297		$1,082
Portfolio turnover	115%		63%		75%		60%		97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.01%, 0.02%, 0.03% and 0.07% for the years ended 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$16.69		$21.78		$19.97		$19.69
Income from investment operations:
Net investment income	0.52		0.67		0.76		0.25
Net realized and unrealized gain (loss)	0.43		(2.99)		2.46		0.33
Total from investment operations	0.95		(2.32)		3.22		0.58
Less distributions to shareholders:
Net investment income	(0.45)		(0.75)		(0.59)		(0.30)
Net realized gains	—		(2.02)		(0.82)		—
Total distributions to shareholders	(0.45)		(2.77)		(1.41)		(0.30)
Net asset value, end of period	$17.19		$16.69		$21.78		$19.97
Total return	5.80%		(11.27%)		16.74%		3.02%
Ratios to average net assets(b)
Total gross expenses	1.20%		1.16%		1.03%		1.07	%(c)
Total net expenses(d)	1.05	%(e)	1.04	%(e)	0.99	%(e)	1.01	%(c)(e)
Net investment income	3.12%		3.68%		3.56%		2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$853		$782		$113		$29
Portfolio turnover	115%		63%		75%		60%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of 0.01%, 0.02%, 0.03% and 0.05% for the years ended 2016, 2015, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$16.58	$21.66	$20.57
Income from investment operations:
Net investment income	0.54	0.64	0.39
Net realized and unrealized gain (loss)	0.42	(2.92)	1.01
Total from investment operations	0.96	(2.28)	1.40
Less distributions to shareholders:
Net investment income	(0.47)	(0.78)	(0.31)
Net realized gains	—	(2.02)	—
Total distributions to shareholders	(0.47)	(2.80)	(0.31)
Net asset value, end of period	$17.07	$16.58	$21.66
Total return	5.96%	(11.13%)	6.85%
Ratios to average net assets(b)
Total gross expenses	0.88%	0.87%	0.88	%(c)
Total net expenses(d)	0.88%	0.87%	0.88	%(c)
Net investment income	3.26%	3.52%	2.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$175	$178	$33
Portfolio turnover	115%	63%	75%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.56		$21.62		$19.83		$19.57		$17.73
Income from investment operations:
Net investment income	0.47		0.60		0.61		0.51		0.28
Net realized and unrealized gain (loss)	0.43		(2.93)		2.55		1.74		1.64
Total from investment operations	0.90		(2.33)		3.16		2.25		1.92
Less distributions to shareholders:
Net investment income	(0.41)		(0.71)		(0.55)		(0.68)		(0.08)
Net realized gains	—		(2.02)		(0.82)		(1.31)		—
Total distributions to shareholders	(0.41)		(2.73)		(1.37)		(1.99)		(0.08)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$17.05		$16.56		$21.62		$19.83		$19.57
Total return	5.59%		(11.41%)		16.50%		12.48%		10.86%
Ratios to average net assets(b)
Total gross expenses	1.45%		1.38%		1.28%		1.33%		1.33%
Total net expenses(c)	1.30	%(d)	1.31	%(d)	1.26	%(d)	1.26	%(d)	1.23	%(d)
Net investment income	2.86%		3.04%		2.85%		2.60%		1.51%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$3		$3
Portfolio turnover	115%		63%		75%		60%		97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact 0.01%, 0.01%, 0.02%, 0.03% and 0.08% for the years ended 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.60	$21.68	$19.89	$19.65	$17.79
Income from investment operations:
Net investment income	0.53	0.70	0.72	0.59	0.31
Net realized and unrealized gain (loss)	0.45	(2.96)	2.54	1.74	1.68
Total from investment operations	0.98	(2.26)	3.26	2.33	1.99
Less distributions to shareholders:
Net investment income	(0.48)	(0.80)	(0.65)	(0.78)	(0.13)
Net realized gains	—	(2.02)	(0.82)	(1.31)	—
Total distributions to shareholders	(0.48)	(2.82)	(1.47)	(2.09)	(0.13)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$17.10	$16.60	$21.68	$19.89	$19.65
Total return	6.07%	(11.04%)	17.00%	12.93%	11.28%
Ratios to average net assets(b)
Total gross expenses	0.83%	0.82%	0.81%	0.96%	0.82%
Total net expenses(c)	0.83%	0.82%	0.81%	0.88%	0.82%
Net investment income	3.23%	3.89%	3.33%	2.97%	1.70%
Supplemental data
Net assets, end of period (in thousands)	$790	$1,149	$3	$3	$2
Portfolio turnover	115%	63%	75%	60%	97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.61		$21.69		$19.90		$19.66		$17.78
Income from investment operations:
Net investment income	0.51		0.63		0.67		0.56		0.31
Net realized and unrealized gain (loss)	0.43		(2.94)		2.53		1.75		1.67
Total from investment operations	0.94		(2.31)		3.20		2.31		1.98
Less distributions to shareholders:
Net investment income	(0.44)		(0.75)		(0.59)		(0.76)		(0.10)
Net realized gains	—		(2.02)		(0.82)		(1.31)		—
Total distributions to shareholders	(0.44)		(2.77)		(1.41)		(2.07)		(0.10)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$17.11		$16.61		$21.69		$19.90		$19.66
Total return	5.82%		(11.28%)		16.70%		12.76%		11.20%
Ratios to average net assets(b)
Total gross expenses	1.20%		1.13%		1.02%		1.09%		1.03%
Total net expenses(c)	1.05	%(d)	1.06	%(d)	1.00	%(d)	1.01	%(d)	0.95	%(d)
Net investment income	3.10%		3.30%		3.16%		2.84%		1.72%
Supplemental data
Net assets, end of period (in thousands)	$424,724		$457,640		$592,910		$562,394		$585,285
Portfolio turnover	115%		63%		75%		60%		97%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of 0.01%, 0.01%, 0.02%, 0.03% and 0.08% for the years ended 2016, 2015, 2014, 2013 and 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted

Annual Report 2016
28

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer

Annual Report 2016
29

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory

Annual Report 2016
30

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.76% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $1,654,873, and the administrative services fee paid to the Investment Manager was $139,005.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and

Annual Report 2016
31

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.37%
Class B	0.37
Class C	0.37
Class R	0.37
Class R4	0.37
Class R5	0.05
Class W	0.37
Class Z	0.37

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $81,323.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,848 for Class A, $0 for Class B and $1,049 for Class C shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.30%	1.30%
Class B	2.05	2.05
Class C	2.05	2.05
Class I	0.85	0.85
Class R	1.55	1.55
Class R4	1.05	1.05
Class R5	0.90	0.90
Class W	1.30	1.30
Class Y	0.85	0.85
Class Z	1.05	1.05

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending

Annual Report 2016
32

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, post-October capital losses and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,158,827
Accumulated net realized loss	(1,091,468)
Paid-in capital	(67,359)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$17,928,631	$32,302,700
Long-term capital gains	—	86,301,862
Total	$17,928,631	$118,604,562

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,719,540
Capital loss carryforwards	(12,431,340)
Net unrealized appreciation	40,919,908

At August 31, 2016, the cost of investments for federal income tax purposes was $565,086,641 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$57,467,313
Unrealized depreciation	(16,547,405)
Net unrealized appreciation	$40,919,908

The following capital loss carryforwards, determined at August 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	8,531,694
No expiration — short-term	3,798,463
No expiration — long-term	101,183
Total	12,431,340

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat post-October capital losses of $45,670,005 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $745,564,176 and $850,121,760, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016 Affiliated shareholders of record owned 12.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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35

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Dividend Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Dividend Opportunity Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	96.54%
Dividends Received Deduction	38.37%
Foreign Taxes Paid	$1,282,914
Foreign Taxes Paid Per Share	$0.04
Foreign Source Income	$16,971,514
Foreign Source Income Per Share	$0.47

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Dividend Opportunity Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the seventy-ninth, seventy-seventh and ninety-fourth percentile (where the best performance would be in the first

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

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COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
46

COLUMBIA GLOBAL DIVIDEND OPPORTUNITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia Global Dividend Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN154_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA GREATER CHINA FUND

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GREATER CHINA FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Management Agreement	39
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA GREATER CHINA FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Greater China Fund (the Fund) Class A shares returned 10.97% excluding sales charges for the 12-month period that ended August 31, 2016.

■  During the same time period, the Fund outperformed both the 8.04% return of the MSCI China Index (Net) benchmark and the 5.94% return of the Hang Seng Index.

■  Overweight exposure to the information technology sector was the biggest positive contributor to the Fund's performance versus the MSCI China Index (Net), while underweights to industrials, energy and financials also contributed. Stock selection within the consumer discretionary sector was the largest detractor.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	05/16/97
Excluding sales charges		10.97	4.62	7.85
Including sales charges		4.60	3.39	7.21
Class B	05/16/97
Excluding sales charges		10.15	3.83	7.04
Including sales charges		5.15	3.61	7.04
Class C	05/16/97
Excluding sales charges		10.15	3.84	7.05
Including sales charges		9.15	3.84	7.05
Class I*	08/02/11	11.45	5.09	8.10
Class R4*	03/19/13	11.27	4.80	7.94
Class R5*	11/08/12	11.44	4.94	8.01
Class W*	06/18/12	10.97	4.65	7.86
Class Z	05/16/97	11.24	4.88	8.12
MSCI China Index (Net)		8.04	3.80	7.90
Hang Seng Index		5.94	2.36	2.85

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA GREATER CHINA FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA GREATER CHINA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Jasmine (Weili) Huang, CFA,
CPA (U.S. and China), CFM

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 10.97% excluding sales charges. During the same time period, the Fund outperformed both the MSCI China Index (Net), which returned 8.04%, and the Hang Seng Index, which returned 5.94%. Overweight exposure to the information technology sector was the biggest positive contributor to the Fund's performance versus the MSCI China Index (Net), while underweights to industrials, energy and financials also contributed. Stock selection within the consumer discretionary sector was the largest detractor.

Chinese Equities Ended Higher After Volatile 12 Months

The 12 months ended August 31, 2016 unfolded in three distinct phases. The early part of the period saw Chinese equities rebound off of the lows experienced following the devaluation of its currency, the renminbi, in August 2015. However, devaluation fears resurfaced, leading to another downward leg that began in November of 2015 and continued into February of 2016. Of particular note, January opened with declines in Chinese equities that triggered circuit breakers and led panicked investors to sell down shares, roiling the overall global markets. Around mid-February, global sentiment stabilized, based on a more encouraging macroeconomic backdrop supported by stimulus efforts from leading central banks and signified by rising oil prices. In addition, investors gained confidence that the stimulus measures forwarded by the Chinese government and the People's Bank of China would be successful in stabilizing Chinese growth at moderate levels. Chinese equities experienced substantial gains over the last several months of the period, resulting in a positive return for the full 12 months.

Information Technology Holdings Led Fund Returns

Stock selection decisions in aggregate made the most significant positive contribution to the Fund's returns versus the MSCI benchmark. In particular, selection within information technology, utilities and health care added to relative performance, while selection was negative within the consumer discretionary sector. The Fund's sector weights are driven by our long-term focus on areas of China's economy that we believe are positioned to benefit from secular, as opposed to cyclical, growth trends. In sector terms, overweight exposure to information technology was the biggest positive contributor to the Fund's performance, while underweights to industrials, energy and financials also contributed.

With respect to individual stocks, leading contributors included Tencent Holdings, an internet company that continued to post stronger-than-expected earnings growth over the first half of 2016. Also within information technology, an underweight to Baidu, China's leading search engine, and overweight to Alibaba, China's leading e-commerce company, both added to performance. NetEase, an internet company providing online gaming services, rallied due to strong new game launches. Within health care, holdings of China Medical System, a pharmaceutical distributor, contributed positively as the market gained confidence in the company following a recent acquisition. China Biologic Products, a blood plasma-based pharmaceutical company, has seen its results and share price

Annual Report 2016
4

COLUMBIA GREATER CHINA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

benefit from being in a high barrier-to-entry niche within the expanding Chinese health care market. Shenzhou International Group Holdings, a supplier for global clothing and shoe brands including Nike and Adidas, was another top performer.

On the downside, shares of pharmaceutical company China Traditional Chinese Medicine Co. suffered in the period as earnings came in below market expectations and the process of integrating a newly acquired business was slower than hoped for. Shares of Zhuzhou CSR Times Electric, a manufacturer of components for high-speed trains and subways, declined as concerns over a potential slowdown in growth of railway spending in China led investors to overlook the company's opportunity to gain market share through industry consolidation. 3SBio Inc, a biotechnology company, saw its shares decline due to the withdrawal of a new drug application with the China Food and Drug Administration. The implementation of a new drug application process has resulted in widespread application withdrawals by Chinese pharmaceutical companies, and we believe the market overreacted with respect to 3SBio. Finally, JD.com, the second largest e-commerce company in China, corrected due to slower-than-expected revenue growth as a result of restructuring its platform and increasing competitive pressure from China's largest e-commerce player, Alibaba.

Efforts to Internationalize Markets and Currency Support Long Term Outlook

China continues to engineer a transition to a more balanced economy, moving away from investment in areas with excess capacity and towards service industries. In this vein, the government is implementing reforms on the supply side of the economy, directing the consolidation of top players in overbuilt sectors and imposing production constraints. At the same time, the government is seeking to maintain annual growth in the 6.5% to 7% range. We see signs that the government's efforts to stabilize growth while implementing reforms are meeting with at least some temporary success. In particular, there has been a recent strengthening of producer prices following a prolonged contraction, which may help bolster industrial profits.

Challenges remain, including the disposition of a substantial volume of non-performing bank loans, the result of past misdirected investments. In addition, while the government has stepped up spending on needed infrastructure projects, private investment has slowed. Reviving private investment will be necessary to maintain growth, as the government will at some point in the not-too-distant future need to begin reducing leverage from current levels, in our view.

While the macroeconomic backdrop remains challenging, we continue to invest in China on the basis of long-term, secular growth ideas. This means that we are overweighting areas of the Chinese economy that we believe have substantial room for further penetration, such as information technology and the internet. We also have exposure to export-driven companies positioned to benefit from a weaker currency and, more

Top Ten Holdings (%) (at August 31, 2016)
Tencent Holdings Ltd.	17.5
China Mobile Ltd.	10.2
Alibaba Group Holding Ltd., ADR	7.9
Ping An Insurance Group Co. of China Ltd., Class H	4.6
China Medical System Holdings Ltd.	4.1
Shenzhou International Group Holdings Ltd.	3.5
NetEase, Inc., ADR	2.8
Ctrip.com International Ltd., ADR	2.8
Zhuzhou CRRC Times Electric Co., Ltd., Class H	2.7
China Overseas Land & Investment Ltd.	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at August 31, 2016)
China	91.6
Hong Kong	3.4
Taiwan	3.6
United States(a)	1.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2016
5

COLUMBIA GREATER CHINA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	17.1
Consumer Staples	1.2
Energy	1.6
Financials	15.7
Health Care	12.7
Industrials	3.8
Information Technology	34.2
Materials	0.8
Telecommunication Services	10.2
Utilities	2.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund's prospectus for information on these and other risks.

fundamentally, from the shift towards higher value-added manufacturing. By contrast, we remain underweight financials, energy and materials.

We believe that the long-term backdrop for Chinese equities has been helped by the government's efforts to open up Chinese financial markets and internationalize the renminbi. In this vein, the Shanghai-Hong Kong Stock Connect program allows mutual access to both onshore and offshore equity markets by both foreign and domestic investors. Further expansion of the Stock Connect program scope is planned, and we believe that such measures can only have a positive long-term impact on demand in China's investment universe. On balance, despite near-term challenges, we remain constructive on the Chinese economy and the investment opportunities it presents.

Annual Report 2016
6

COLUMBIA GREATER CHINA FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,181.20	1,017.04	8.83	8.16	1.61
Class B	1,000.00	1,000.00	1,176.70	1,013.27	12.91	11.94	2.36
Class C	1,000.00	1,000.00	1,176.80	1,013.27	12.91	11.94	2.36
Class I	1,000.00	1,000.00	1,183.80	1,019.30	6.37	5.89	1.16
Class R4	1,000.00	1,000.00	1,182.90	1,018.30	7.46	6.90	1.36
Class R5	1,000.00	1,000.00	1,183.60	1,019.00	6.70	6.19	1.22
Class W	1,000.00	1,000.00	1,181.20	1,017.04	8.83	8.16	1.61
Class Z	1,000.00	1,000.00	1,182.80	1,018.30	7.46	6.90	1.36

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 16.7%
Auto Components 3.5%
Fuyao Glass Industry Group Co., Ltd. Class H	408,400	1,072,016
Minth Group Ltd.	292,000	1,103,237
Nexteer Automotive Group Ltd.	959,000	1,316,187
Tung Thih Electronic Co., Ltd.	33,000	502,327
Total		3,993,767
Diversified Consumer Services 1.8%
New Oriental Education & Technology Group, Inc., ADR(a)	51,549	2,035,155
Household Durables 1.6%
Techtronic Industries Co., Ltd.	466,500	1,889,667
Internet & Catalog Retail 3.3%
Ctrip.com International Ltd., ADR(a)	65,918	3,121,217
JD.com, Inc., ADR(a)	24,850	631,439
Total		3,752,656
Leisure Products 0.8%
Goodbaby International Holdings, Ltd.	1,809,000	882,757
Textiles, Apparel & Luxury Goods 5.7%
ANTA Sports Products Ltd.	510,000	1,377,242
Shenzhou International Group Holdings Ltd.	597,000	3,915,976
Taiwan Paiho., Ltd.	438,000	1,258,426
Total		6,551,644
Total Consumer Discretionary		19,105,646
CONSUMER STAPLES 1.2%
Beverages 0.7%
China Resources Beer Holdings Co., Ltd.	344,000	792,808
Food Products 0.5%
WH Group Ltd.	694,000	544,852
Total Consumer Staples		1,337,660
ENERGY 1.6%
Oil, Gas & Consumable Fuels 1.6%
CNOOC Ltd.	860,500	1,038,127
PetroChina Co., Ltd., Class H	1,132,000	750,610
Total		1,788,737
Total Energy		1,788,737

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 15.3%
Banks 6.3%
Bank of China Ltd., Class H	5,619,000	2,521,207
China Construction Bank Corp., Class H	2,707,340	2,024,523
Industrial & Commercial Bank of China Ltd., Class H	4,136,000	2,630,829
Total		7,176,559
Insurance 6.6%
AIA Group Ltd.	310,600	1,956,212
PICC Property & Casualty Co., Ltd., Class H	278,000	457,533
Ping An Insurance Group Co. of China Ltd., Class H	990,000	5,102,818
Total		7,516,563
Real Estate Management & Development 2.4%
China Overseas Land & Investment Ltd.	854,320	2,813,775
Total Financials		17,506,897
HEALTH CARE 12.4%
Biotechnology 4.2%
3SBio, Inc.(a)	2,138,500	2,180,362
China Biologic Products, Inc.(a)	23,518	2,587,921
Total		4,768,283
Pharmaceuticals 8.2%
China Animal Healthcare Ltd.(a)(b)	1,050,000	70,383
China Medical System Holdings Ltd.	2,713,000	4,535,579
China Traditional Chinese Medicine Holdings Co., Ltd.(a)	2,010,000	1,024,900
CSPC Pharmaceutical Group Ltd.	2,572,000	2,494,436
Sino Biopharmaceutical Ltd.	2,035,000	1,303,399
Total		9,428,697
Total Health Care		14,196,980
INDUSTRIALS 3.7%
Airlines 0.5%
Spring Airlines Co., Ltd., Class A	79,852	560,976
Electrical Equipment 3.2%
Voltronic Power Technology Corp.	45,150	698,475
Zhuzhou CRRC Times Electric Co., Ltd., Class H	567,500	3,010,233
Total		3,708,708
Total Industrials		4,269,684

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 33.4%
Electronic Equipment, Instruments & Components 0.9%
AAC Technologies Holdings, Inc.	86,000	979,479
Internet Software & Services 31.9%
58.Com, Inc., ADR(a)	57,386	2,611,063
Alibaba Group Holding Ltd., ADR(a)	90,530	8,798,611
Baidu, Inc., ADR(a)	13,992	2,393,611
NetEase, Inc., ADR	14,867	3,151,358
Tencent Holdings Ltd.	753,400	19,524,273
Total		36,478,916
Semiconductors & Semiconductor Equipment 0.6%
Land Mark Optoelectronics Corp.	67,600	734,660
Total Information Technology		38,193,055
MATERIALS 0.7%
Construction Materials 0.7%
China Resources Cement Holdings Ltd.	2,096,000	819,759
Total Materials		819,759
TELECOMMUNICATION SERVICES 9.9%
Wireless Telecommunication Services 9.9%
China Mobile Ltd.	920,500	11,339,661
Total Telecommunication Services		11,339,661

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 2.7%
Gas Utilities 1.7%
ENN Energy Holdings Ltd.	344,000	1,923,580
Water Utilities 1.0%
CT Environmental Group Ltd.	3,594,360	1,105,111
Total Utilities		3,028,691
Total Common Stocks (Cost: $74,076,687)		111,586,770

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(c)(d)	1,608,809	1,608,809
Total Money Market Funds (Cost: $1,608,809)		1,608,809
Total Investments (Cost: $75,685,496)		113,195,579
Other Assets & Liabilities, Net		1,169,696
Net Assets		114,365,275

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2016, the value of these securities amounted to $70,383, which represents 0.06% of net assets.

(c)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	71,293,370	(69,684,561)	1,608,809	9,645	1,608,809

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA GREATER CHINA FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	5,787,811	13,317,835	—	19,105,646
Consumer Staples	—	1,337,660	—	1,337,660
Energy	—	1,788,737	—	1,788,737
Financials	—	17,506,897	—	17,506,897
Health Care	2,587,921	11,538,676	70,383	14,196,980
Industrials	—	4,269,684	—	4,269,684
Information Technology	16,954,643	21,238,412	—	38,193,055
Materials	—	819,759	—	819,759
Telecommunication Services	—	11,339,661	—	11,339,661
Utilities	—	3,028,691	—	3,028,691
Total Common Stocks	25,330,375	86,186,012	70,383	111,586,770
Investments measured at net asset value
Money Market Funds	—	—	—	1,608,809
Total Investments	25,330,375	86,186,012	70,383	113,195,579

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA GREATER CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $74,076,687)	$111,586,770
Affiliated issuers (identified cost $1,608,809)	1,608,809
Total investments (identified cost $75,685,496)	113,195,579
Cash	979
Receivable for:
Investments sold	1,297,976
Capital shares sold	8,657
Dividends	32,863
Prepaid expenses	958
Trustees' deferred compensation plan	38,120
Total assets	114,575,132
Liabilities
Payable for:
Capital shares purchased	103,113
Management services fees	2,994
Distribution and/or service fees	713
Transfer agent fees	17,904
Compensation of board members	121
Chief compliance officer expenses	9
Audit fees	31,843
Other expenses	15,040
Trustees' deferred compensation plan	38,120
Total liabilities	209,857
Net assets applicable to outstanding capital stock	$114,365,275
Represented by
Paid-in capital	$84,334,386
Excess of distributions over net investment income	(38,122)
Accumulated net realized loss	(7,441,238)
Unrealized appreciation (depreciation) on:
Investments	37,510,083
Foreign currency translations	166
Total — representing net assets applicable to outstanding capital stock	$114,365,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA GREATER CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$58,384,594
Shares outstanding	1,658,529
Net asset value per share	$35.20
Maximum offering price per share(a)	$37.35
Class B
Net assets	$320,829
Shares outstanding	10,038
Net asset value per share	$31.96
Class C
Net assets	$10,951,715
Shares outstanding	333,806
Net asset value per share	$32.81
Class I
Net assets	$2,075
Shares outstanding	54
Net asset value per share(b)	$38.19
Class R4
Net assets	$3,531,857
Shares outstanding	91,168
Net asset value per share	$38.74
Class R5
Net assets	$878,818
Shares outstanding	22,649
Net asset value per share	$38.80
Class W
Net assets	$2,019
Shares outstanding	57
Net asset value per share(b)	$35.20
Class Z
Net assets	$40,293,368
Shares outstanding	1,058,847
Net asset value per share	$38.05

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA GREATER CHINA FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$2,053,971
Dividends — affiliated issuers	9,645
Foreign taxes withheld	(119,204)
Total income	1,944,412
Expenses:
Management services fees	1,170,371
Distribution and/or service fees
Class A	167,517
Class B	5,754
Class C	112,133
Class W	5
Transfer agent fees
Class A	137,977
Class B	1,201
Class C	23,023
Class R4	5,977
Class R5	280
Class W	4
Class Z	84,153
Compensation of board members	18,173
Custodian fees	25,569
Printing and postage fees	33,294
Registration fees	104,592
Audit fees	38,578
Legal fees	3,591
Line of credit interest expense	2,298
Chief compliance officer expenses	59
Other	16,791
Total expenses	1,951,340
Expense reductions	(560)
Total net expenses	1,950,780
Net investment loss	(6,368)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(6,778,513)
Foreign currency translations	4,362
Net realized loss	(6,774,151)
Net change in unrealized appreciation (depreciation) on:
Investments	17,962,530
Foreign currency translations	173
Net change in unrealized appreciation	17,962,703
Net realized and unrealized gain	11,188,552
Net increase in net assets resulting from operations	$11,182,184

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA GREATER CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income (loss)	$(6,368)	$320,357
Net realized gain (loss)	(6,774,151)	8,397,584
Net change in unrealized appreciation (depreciation)	17,962,703	(28,430,921)
Net increase (decrease) in net assets resulting from operations	11,182,184	(19,712,980)
Distributions to shareholders
Net investment income
Class A	(129,280)	(511,016)
Class I	(13)	(29)
Class R4	(12,734)	(499)
Class R5	(2,445)	(1,461)
Class W	(3)	(19)
Class Z	(179,057)	(243,129)
Net realized gains
Class A	(4,109,275)	(14,411,020)
Class B	(33,820)	(474,688)
Class C	(619,852)	(2,999,146)
Class I	(92)	(467)
Class R4	(129,155)	(10,321)
Class R5	(18,676)	(26,161)
Class W	(97)	(493)
Class Z	(1,912,576)	(4,974,533)
Total distributions to shareholders	(7,147,075)	(23,652,982)
Increase (decrease) in net assets from capital stock activity	(18,042,120)	25,769,645
Total decrease in net assets	(14,007,011)	(17,596,317)
Net assets at beginning of year	128,372,286	145,968,603
Net assets at end of year	$114,365,275	$128,372,286
Undistributed (excess of distributions over) net investment income	$(38,122)	$270,962

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA GREATER CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,162,940	40,055,708	620,550	25,619,588
Distributions reinvested	113,880	3,924,304	370,206	13,323,734
Redemptions	(1,516,992)	(48,801,828)	(1,210,769)	(51,029,538)
Net decrease	(240,172)	(4,821,816)	(220,013)	(12,086,216)
Class B shares
Subscriptions	118	3,723	2,591	89,731
Distributions reinvested	951	29,925	11,974	397,537
Redemptions(a)	(24,495)	(755,480)	(50,053)	(1,892,567)
Net decrease	(23,426)	(721,832)	(35,488)	(1,405,299)
Class C shares
Subscriptions	20,453	658,210	60,142	2,258,476
Distributions reinvested	14,385	464,493	65,744	2,237,255
Redemptions	(87,101)	(2,680,999)	(102,497)	(3,840,272)
Net increase (decrease)	(52,263)	(1,558,296)	23,389	655,459
Class R4 shares
Subscriptions	38,371	1,396,288	71,116	3,376,084
Distributions reinvested	3,738	141,536	263	10,342
Redemptions	(18,634)	(666,692)	(3,846)	(169,626)
Net increase	23,475	871,132	67,533	3,216,800
Class R5 shares
Subscriptions	15,229	527,355	13,392	600,758
Distributions reinvested	555	21,018	689	27,138
Redemptions	(5,110)	(180,424)	(4,463)	(204,421)
Net increase	10,674	367,949	9,618	423,475
Class Z shares
Subscriptions	329,125	11,375,179	1,340,915	60,775,022
Distributions reinvested	22,368	831,859	102,646	3,973,418
Redemptions	(658,591)	(24,386,295)	(687,067)	(29,783,014)
Net increase (decrease)	(307,098)	(12,179,257)	756,494	34,965,426
Total net increase (decrease)	(588,810)	(18,042,120)	601,533	25,769,645

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$33.33		$45.93		$48.80		$42.08		$51.02
Income from investment operations:
Net investment income (loss)	(0.04)		0.02		0.33		0.44		0.50
Net realized and unrealized gain (loss)	3.66		(3.87)		8.97		6.81		(6.83)
Increase from payment by affiliate	—		0.15		—		—		—
Total from investment operations	3.62		(3.70)		9.30		7.25		(6.33)
Less distributions to shareholders:
Net investment income	(0.05)		(0.30)		(0.81)		(0.53)		(0.05)
Net realized gains	(1.70)		(8.60)		(11.36)		—		(2.56)
Total distributions to shareholders	(1.75)		(8.90)		(12.17)		(0.53)		(2.61)
Net asset value, end of period	$35.20		$33.33		$45.93		$48.80		$42.08
Total return	10.97%		(9.49	%)(a)	21.22%		17.24%		(12.20%)
Ratios to average net assets(b)
Total gross expenses	1.60	%(c)	1.56	%(c)	1.57	%(c)	1.54%		1.53%
Total net expenses(d)	1.60	%(c)(e)	1.56	%(c)(e)	1.57	%(c)(e)	1.54	%(e)	1.53	%(e)
Net investment income (loss)	(0.11%)		0.04%		0.73%		0.94%		1.11%
Supplemental data
Net assets, end of period (in thousands)	$58,385		$63,284		$97,302		$78,119		$76,683
Portfolio turnover	39%		74%		61%		39%		38%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$30.58		$42.85		$46.24		$39.90		$48.83
Income from investment operations:
Net investment income (loss)	(0.20)		(0.40)		(0.09)		0.04		0.10
Net realized and unrealized gain (loss)	3.28		(3.41)		8.51		6.49		(6.47)
Increase from payment by affiliate	—		0.14		—		—		—
Total from investment operations	3.08		(3.67)		8.42		6.53		(6.37)
Less distributions to shareholders:
Net investment income	—		—		(0.45)		(0.19)		—
Net realized gains	(1.70)		(8.60)		(11.36)		—		(2.56)
Total distributions to shareholders	(1.70)		(8.60)		(11.81)		(0.19)		(2.56)
Net asset value, end of period	$31.96		$30.58		$42.85		$46.24		$39.90
Total return	10.15%		(10.16	%)(a)	20.28%		16.36%		(12.86%)
Ratios to average net assets(b)
Total gross expenses	2.35	%(c)	2.32	%(c)	2.32	%(c)	2.29%		2.28%
Total net expenses(d)	2.35	%(c)(e)	2.32	%(c)(e)	2.32	%(c)(e)	2.29	%(e)	2.28	%(e)
Net investment income (loss)	(0.65%)		(1.02%)		(0.22%)		0.09%		0.22%
Supplemental data
Net assets, end of period (in thousands)	$321		$1,023		$2,955		$4,265		$5,769
Portfolio turnover	39%		74%		61%		39%		38%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$31.35		$43.71		$46.94		$40.51		$49.52
Income from investment operations:
Net investment income (loss)	(0.22)		(0.28)		(0.02)		0.07		0.14
Net realized and unrealized gain (loss)	3.38		(3.62)		8.60		6.55		(6.59)
Increase from payment by affiliate	—		0.14		—		—		—
Total from investment operations	3.16		(3.76)		8.58		6.62		(6.45)
Less distributions to shareholders:
Net investment income	—		—		(0.45)		(0.19)		—
Net realized gains	(1.70)		(8.60)		(11.36)		—		(2.56)
Total distributions to shareholders	(1.70)		(8.60)		(11.81)		(0.19)		(2.56)
Net asset value, end of period	$32.81		$31.35		$43.71		$46.94		$40.51
Total return	10.15%		(10.16	%)(a)	20.32%		16.33%		(12.84%)
Ratios to average net assets(b)
Total gross expenses	2.36	%(c)	2.32	%(c)	2.32	%(c)	2.29%		2.28%
Total net expenses(d)	2.36	%(c)(e)	2.32	%(c)(e)	2.32	%(c)(e)	2.29	%(e)	2.28	%(e)
Net investment income (loss)	(0.71%)		(0.71%)		(0.05%)		0.15%		0.33%
Supplemental data
Net assets, end of period (in thousands)	$10,952		$12,103		$15,851		$17,056		$20,401
Portfolio turnover	39%		74%		61%		39%		38%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$36.04		$48.96		$51.30		$44.20	$53.36
Income from investment operations:
Net investment income	0.18		0.20		0.90		0.70	0.73
Net realized and unrealized gain (loss)	3.90		(4.15)		9.14		7.13	(7.14)
Increase from payment by affiliate	—		0.16		—		—	—
Total from investment operations	4.08		(3.79)		10.04		7.83	(6.41)
Less distributions to shareholders:
Net investment income	(0.23)		(0.53)		(1.02)		(0.73)	(0.19)
Net realized gains	(1.70)		(8.60)		(11.36)		—	(2.56)
Total distributions to shareholders	(1.93)		(9.13)		(12.38)		(0.73)	(2.75)
Net asset value, end of period	$38.19		$36.04		$48.96		$51.30	$44.20
Total return	11.45%		(9.07	%)(a)	21.75%		17.75%	(11.78%)
Ratios to average net assets(b)
Total gross expenses	1.16	%(c)	1.13	%(c)	1.08	%(c)	1.09%	1.08%
Total net expenses(d)	1.16	%(c)	1.13	%(c)	1.08	%(c)	1.09%	1.08	%(e)
Net investment income	0.50%		0.45%		1.61%		1.41%	1.57%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$52,946	$69,532
Portfolio turnover	39%		74%		61%		39%	38%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$36.53		$49.47		$51.71		$49.17
Income from investment operations:
Net investment income (loss)	0.11		1.09		(0.01)		0.88
Net realized and unrealized gain (loss)	3.96		(5.18)		10.04		1.66
Increase from payment by affiliate	—		0.16		—		—
Total from investment operations	4.07		(3.93)		10.03		2.54
Less distributions to shareholders:
Net investment income	(0.16)		(0.41)		(0.91)		—
Net realized gains	(1.70)		(8.60)		(11.36)		—
Total distributions to shareholders	(1.86)		(9.01)		(12.27)		—
Net asset value, end of period	$38.74		$36.53		$49.47		$51.71
Total return	11.27%		(9.26	%)(b)	21.50%		5.17%
Ratios to average net assets(c)
Total gross expenses	1.36	%(d)	1.29	%(d)	1.33	%(d)	1.32	%(e)
Total net expenses(f)	1.36	%(d)(g)	1.29	%(d)(g)	1.33	%(d)(g)	1.32	%(e)(g)
Net investment income (loss)	0.30%		2.47%		(0.03%)		4.00	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3,532		$2,473		$8		$12
Portfolio turnover	39%		74%		61%		39%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$36.58		$49.52		$51.76		$48.84
Income from investment operations:
Net investment income	0.24		0.52		0.73		0.63
Net realized and unrealized gain (loss)	3.90		(4.54)		9.38		2.97
Increase from payment by affiliate	—		0.16		—		—
Total from investment operations	4.14		(3.86)		10.11		3.60
Less distributions to shareholders:
Net investment income	(0.22)		(0.48)		(0.99)		(0.68)
Net realized gains	(1.70)		(8.60)		(11.36)		—
Total distributions to shareholders	(1.92)		(9.08)		(12.35)		(0.68)
Net asset value, end of period	$38.80		$36.58		$49.52		$51.76
Total return	11.44%		(9.11	%)(b)	21.67%		7.40%
Ratios to average net assets(c)
Total gross expenses	1.21	%(d)	1.16	%(d)	1.19	%(d)	1.16	%(e)
Total net expenses(f)	1.21	%(d)	1.16	%(d)	1.19	%(d)	1.16	%(e)
Net investment income	0.66%		1.17%		1.58%		1.53	%(e)
Supplemental data
Net assets, end of period (in thousands)	$879		$438		$117		$3
Portfolio turnover	39%		74%		61%		39%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class W	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$33.33		$45.95		$48.82		$42.10		$43.58
Income from investment operations:
Net investment income (loss)	0.01		0.01		0.36		0.51		(0.05)
Net realized and unrealized gain (loss)	3.61		(3.86)		8.96		6.77		(1.43)
Increase from payment by affiliate	—		0.15		—		—		—
Total from investment operations	3.62		(3.70)		9.32		7.28		(1.48)
Less distributions to shareholders:
Net investment income	(0.05)		(0.32)		(0.83)		(0.56)		—
Net realized gains	(1.70)		(8.60)		(11.36)		—		—
Total distributions to shareholders	(1.75)		(8.92)		(12.19)		(0.56)		—
Net asset value, end of period	$35.20		$33.33		$45.95		$48.82		$42.10
Total return	10.97%		(9.48	%)(b)	21.27%		17.30%		(3.40%)
Ratios to average net assets(c)
Total gross expenses	1.60	%(d)	1.56	%(d)	1.52	%(d)	1.49%		1.47	%(e)
Total net expenses(f)	1.60	%(d)(g)	1.56	%(d)(g)	1.52	%(d)(g)	1.49	%(g)	1.47	%(e)
Net investment income (loss)	0.06%		0.01%		0.78%		1.07%		(0.55	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$3		$2
Portfolio turnover	39%		74%		61%		39%		38%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA GREATER CHINA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$35.91		$48.78		$51.16		$44.08		$53.35
Income from investment operations:
Net investment income	0.12		0.38		0.46		0.59		0.63
Net realized and unrealized gain (loss)	3.87		(4.39)		9.45		7.13		(7.14)
Increase from payment by affiliate	—		0.16		—		—		—
Total from investment operations	3.99		(3.85)		9.91		7.72		(6.51)
Less distributions to shareholders:
Net investment income	(0.15)		(0.42)		(0.93)		(0.64)		(0.20)
Net realized gains	(1.70)		(8.60)		(11.36)		—		(2.56)
Total distributions to shareholders	(1.85)		(9.02)		(12.29)		(0.64)		(2.76)
Net asset value, end of period	$38.05		$35.91		$48.78		$51.16		$44.08
Total return	11.24%		(9.24	%)(a)	21.49%		17.54%		(11.98%)
Ratios to average net assets(b)
Total gross expenses	1.35	%(c)	1.31	%(c)	1.32	%(c)	1.29%		1.28%
Total net expenses(d)	1.35	%(c)(e)	1.31	%(c)(e)	1.32	%(c)(e)	1.29	%(e)	1.28	%(e)
Net investment income	0.34%		0.86%		0.96%		1.18%		1.34%
Supplemental data
Net assets, end of period (in thousands)	$40,293		$49,047		$29,730		$28,948		$29,165
Portfolio turnover	39%		74%		61%		39%		38%

Notes to Financial Highlights

(a)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing

Annual Report 2016
25

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net

Annual Report 2016
26

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.72% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.95% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $405,805, and the administrative services fee paid to the Investment Manager was $37,315.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

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27

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R4	0.20
Class R5	0.05
Class W	0.21
Class Z	0.21

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $560.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $25,505 for Class A, $0 for Class B, and $1,817 for Class C shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will

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28

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.78%	1.80%
Class B	2.53	2.55
Class C	2.53	2.55
Class I	1.37	1.39
Class R4	1.53	1.55
Class R5	1.42	1.44
Class W	1.78	1.80
Class Z	1.53	1.55

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$20,816
Accumulated net realized loss	11,617
Paid-in capital	(32,433)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$339,510	$3,814,858
Long-term capital gains	6,807,565	19,838,124
Total	$7,147,075	$23,652,982

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(2,853,948)
Net unrealized appreciation	37,225,301

At August 31, 2016, the cost of investments for federal income tax purposes was $75,970,278 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$39,870,588
Unrealized depreciation	(2,645,287)
Net unrealized appreciation	$37,225,301

The following capital loss carryforwards, determined at August 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	2,402,148
No expiration — long-term	451,800
Total	2,853,948

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an

Annual Report 2016
29

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat post-October capital losses of $4,302,510 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $46,540,234 and $74,792,904, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended August 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $7,237,500 at a weighted average interest rate of 1.43%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, one unaffiliated shareholder of record owned 18.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing

Annual Report 2016
30

COLUMBIA GREATER CHINA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund's NAV may be more volatile than the NAV of a more geographically diversified fund.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
31

COLUMBIA GREATER CHINA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

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COLUMBIA GREATER CHINA FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Foreign Taxes Paid	$119,204
Foreign Taxes Paid Per Share	$0.04
Foreign Source Income	$2,053,884
Foreign Source Income Per Share	$0.65

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA GREATER CHINA FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Greater China Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
39

COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twentieth, twenty-second and twenty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
40

COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
41

COLUMBIA GREATER CHINA FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
42

COLUMBIA GREATER CHINA FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Greater China Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN158_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA MID CAP GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA MID CAP GROWTH FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Management Agreement	47
Important Information About This Report	51

Annual Report 2016

COLUMBIA MID CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mid Cap Growth Fund (the Fund) Class A shares returned 2.83% excluding sales charges for the 12-month period that ended August 31, 2016.

■  During the same time period, the Fund underperformed both the Russell Midcap Growth Index, which returned 7.00%, and the Russell Midcap Index, which returned 9.91%.

■  Stock selection in the information technology, financials and health care sectors detracted from results relative to the Russell Midcap Growth Index.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		2.83	9.71	7.92
Including sales charges		-3.08	8.42	7.28
Class B	11/01/02
Excluding sales charges		2.06	8.88	7.11
Including sales charges		-2.22	8.63	7.11
Class C	10/13/03
Excluding sales charges		2.05	8.89	7.11
Including sales charges		1.19	8.89	7.11
Class I*	09/27/10	3.26	10.21	8.31
Class K*	02/28/13	2.95	9.86	8.06
Class R	01/23/06	2.58	9.43	7.65
Class R4*	11/08/12	3.10	9.97	8.18
Class R5*	03/07/11	3.21	10.13	8.26
Class T	11/01/02
Excluding sales charges		2.83	9.67	7.87
Including sales charges		-3.10	8.38	7.23
Class W*	09/27/10	2.83	9.71	7.92
Class Y*	07/15/09	3.27	10.17	8.29
Class Z	11/20/85	3.09	9.98	8.18
Russell Midcap Growth Index		7.00	13.43	8.76
Russell Midcap Index		9.91	14.29	8.49

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.

The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA MID CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 2.83% excluding sales charges. During the same time period, the Fund underperformed both the Russell Midcap Growth Index, which returned 7.00%, and the Russell Midcap Index, which returned 9.91%. Stock selection in the information technology, financials and health care sectors detracted from results relative to the Russell Midcap Growth Index.

Stocks Logged Gains in Volatile Market

Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the 12-month period that ended August 31, 2016. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action as subpar global economic growth continued and mixed economic data undermined confidence at home.

The U.S. economy, however, continued to expand modestly throughout the period, and economic growth in Europe picked up, if ever so slightly. After an earlier slump, the U.S. manufacturing sector regained some traction in the spring of 2016, and the U.S. labor markets recovered to full employment for the first time since the Great Recession, despite occasional weaker reports on new job growth. The vote by the United Kingdom to exit the European Union gave markets a jolt in mid-June 2016, but that downdraft was short lived.

Against this backdrop, stocks pulled back three times during the 12-month period. The S&P 500 Index, a broad measure of U.S. stock market performance, rose 12.55% despite these downdrafts. Large-cap stocks outperformed mid- and small-cap stocks. Value stocks outperformed growth stocks, with an especially big advantage for mid-cap and small-cap value stocks versus their growth counterparts. As all but the very shortest rates declined during the period, interest-rate sensitive telecommunications services and utilities, with their attractive yields, were the strongest performing sectors for the period, along with information technology. Health care, energy and financials lagged, with modest single-digit returns.

Contributors and Detractors

Stock selection in the consumer discretionary and consumer staples sectors contributed most to the Fund's performance relative to its growth benchmark. Within the consumer discretionary sector, Ross Stores was a top performer. The company's retail stores offer branded and designer apparel, accessories, footwear and home fashions. Ross Stores has benefited from the consumer trend toward off-price retailers, and a string of recent store closings for major retailers provided a market-share opportunity for the company.

In the consumer staples sector, Tyson Foods benefited from the acquisition and integration of Hillshire Foods as well as a global shift in consumer preference for protein-heavy food. Elsewhere in the portfolio, a position in Activision Blizzard aided Fund results. The company engages in the development and publication of interactive entertainment. During the period, Activision Blizzard added to its strong line-up of proven franchises

Portfolio Management

George Myers, CFA

Brian Neigut

James King

William Chamberlain, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2016)
Electronic Arts, Inc.	2.0
O'Reilly Automotive, Inc.	1.6
Skyworks Solutions, Inc.	1.6
Delphi Automotive PLC	1.6
Constellation Brands, Inc., Class A	1.6
Edwards Lifesciences Corp.	1.6
Dollar General Corp.	1.5
Roper Technologies, Inc.	1.4
Foot Locker, Inc.	1.4
Interpublic Group of Companies, Inc. (The)	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA MID CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at August 31, 2016)
Common Stocks	95.7
Exchange-Traded Funds	0.7
Money Market Funds	3.6
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	21.4
Consumer Staples	7.7
Energy	2.0
Financials	9.9
Health Care	15.2
Industrials	14.5
Information Technology	24.2
Materials	5.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

with the successful launch of Overwatch, a team-based multiplayer video game, and the acquisition of King Digital Entertainment, which makes it a leader in the mobile gaming market.

Stock selection in information technology, financials and health care detracted from positive results elsewhere in the portfolio. Within information technology, shares of Palo Alto Networks, which provides network security solutions, fell as the company's revenue projections fell short of expectations and a shift to existing customers as the major source of revenues disappointed investors. In health care, pharmaceutical company Endo International lost ground as mounting political pressure on U.S. drug prices was a headwind for the pharmaceutical industry as a whole. Additional concerns about Endo International's debt and its return on equity further hampered performance for the company. We sold the Fund's shares of Endo International during the reporting period. Elsewhere in the portfolio, Norwegian Cruise Line Holdings, a global cruise line operator, was hurt by recent global events, including terrorism in Europe and the sharp drop in the value of the British pound.

Fund Strategy

Our fundamental research process tends to favor higher quality companies with favorable growth prospects and strong management teams. We seek to identify stocks with networking effects, high switching costs, strong brands, disruptive innovation and/or a digital "first-to-scale" advantage. Our general strategy is to keep the Fund's sector weights in line with those of the Russell Midcap Growth Index. Typically, any sector overweights or underweights are more of a reflection of our bottom-up analysis rather than a top-down call on one sector versus another. As a result, Fund performance is largely driven by individual stock selection.

Annual Report 2016
6

COLUMBIA MID CAP GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,112.10	1,019.15	6.32	6.04	1.19
Class B	1,000.00	1,000.00	1,107.80	1,015.38	10.28	9.83	1.94
Class C	1,000.00	1,000.00	1,107.70	1,015.38	10.28	9.83	1.94
Class I	1,000.00	1,000.00	1,114.60	1,021.22	4.15	3.96	0.78
Class K	1,000.00	1,000.00	1,112.50	1,019.71	5.73	5.48	1.08
Class R	1,000.00	1,000.00	1,110.20	1,017.90	7.64	7.30	1.44
Class R4	1,000.00	1,000.00	1,113.30	1,020.41	4.99	4.77	0.94
Class R5	1,000.00	1,000.00	1,114.20	1,020.96	4.41	4.22	0.83
Class T	1,000.00	1,000.00	1,112.00	1,019.15	6.32	6.04	1.19
Class W	1,000.00	1,000.00	1,111.70	1,019.15	6.32	6.04	1.19
Class Y	1,000.00	1,000.00	1,114.20	1,021.17	4.20	4.01	0.79
Class Z	1,000.00	1,000.00	1,113.20	1,020.41	4.99	4.77	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 95.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.5%
Auto Components 1.5%
Delphi Automotive PLC	407,203	28,772,964
Hotels, Restaurants & Leisure 3.4%
Aramark	338,350	12,833,615
Chipotle Mexican Grill, Inc.(a)	42,610	17,629,035
Norwegian Cruise Line Holdings Ltd.(a)	429,266	15,406,357
Six Flags Entertainment Corp.	150,944	7,361,539
Starwood Hotels & Resorts Worldwide, Inc.	119,650	9,268,089
Total		62,498,635
Household Durables 2.8%
Mohawk Industries, Inc.(a)	103,700	22,065,286
Newell Brands, Inc.	269,166	14,287,332
Toll Brothers, Inc.(a)	471,580	14,661,422
Total		51,014,040
Internet & Catalog Retail 0.8%
Expedia, Inc.	134,260	14,650,451
Media 1.7%
AMC Networks, Inc., Class A(a)	143,840	7,816,265
Interpublic Group of Companies, Inc. (The)	1,065,920	24,665,389
Total		32,481,654
Multiline Retail 1.5%
Dollar General Corp.	373,760	27,437,722
Specialty Retail 6.6%
Burlington Stores, Inc.(a)	100,740	8,182,103
Foot Locker, Inc.	376,315	24,701,316
Michaels Companies, Inc. (The)(a)	356,460	8,540,782
O'Reilly Automotive, Inc.(a)	103,800	29,058,810
Ross Stores, Inc.	325,130	20,236,091
Tractor Supply Co.	145,520	12,216,404
Ulta Salon Cosmetics & Fragrance, Inc.(a)	46,460	11,485,377
Williams-Sonoma, Inc.	163,700	8,617,168
Total		123,038,051
Textiles, Apparel & Luxury Goods 2.2%
Carter's, Inc.	125,180	11,928,402
PVH Corp.	102,900	11,088,504
Skechers U.S.A., Inc., Class A(a)	715,350	17,390,159
Total		40,407,065
Total Consumer Discretionary		380,300,582

Common Stocks (continued)

Issuer	Shares	Value ($)
CONSUMER STAPLES 7.4%
Beverages 3.3%
Coca-Cola European Partners PLC	286,740	11,025,153
Constellation Brands, Inc., Class A	172,100	28,233,005
Dr. Pepper Snapple Group, Inc.	221,050	20,712,385
Total		59,970,543
Food & Staples Retailing 1.6%
Rite Aid Corp.(a)	2,456,550	18,497,822
SYSCO Corp.	228,120	11,830,303
Total		30,328,125
Food Products 2.5%
Blue Buffalo Pet Products, Inc.(a)	399,029	10,286,967
Hormel Foods Corp.	402,550	15,401,563
Tyson Foods, Inc., Class A	276,340	20,883,014
Total		46,571,544
Total Consumer Staples		136,870,212
ENERGY 1.9%
Oil, Gas & Consumable Fuels 1.9%
Cabot Oil & Gas Corp.	548,670	13,513,742
Concho Resources, Inc.(a)	92,987	12,013,921
Whiting Petroleum Corp.(a)	1,244,080	9,069,343
Total		34,597,006
Total Energy		34,597,006
FINANCIALS 9.5%
Banks 2.1%
Bank of the Ozarks, Inc.	209,530	8,209,385
First Republic Bank	81,160	6,246,074
Signature Bank(a)	201,284	24,558,661
Total		39,014,120
Capital Markets 1.0%
Invesco Ltd.	198,114	6,179,176
T. Rowe Price Group, Inc.	178,870	12,438,620
Total		18,617,796
Diversified Financial Services 1.7%
CBOE Holdings, Inc.	148,360	10,190,848
S&P Global, Inc.	172,250	21,279,765
Total		31,470,613

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 3.9%
Alexandria Real Estate Equities, Inc.	84,580	9,311,412
Crown Castle International Corp.	246,050	23,318,158
Equinix, Inc.	39,130	14,425,275
Extra Space Storage, Inc.	299,720	24,142,446
Total		71,197,291
Real Estate Management & Development 0.8%
CBRE Group, Inc., Class A(a)	510,680	15,264,225
Total Financials		175,564,045
HEALTH CARE 14.6%
Biotechnology 2.1%
BioMarin Pharmaceutical, Inc.(a)	218,186	20,485,484
Incyte Corp.(a)	218,083	17,686,531
Total		38,172,015
Health Care Equipment & Supplies 6.0%
Align Technology, Inc.(a)	99,170	9,212,893
CR Bard, Inc.	102,860	22,715,603
DENTSPLY SIRONA, Inc.	122,320	7,517,787
Edwards Lifesciences Corp.(a)	242,760	27,956,242
Hologic, Inc.(a)	339,060	13,026,685
IDEXX Laboratories, Inc.(a)	83,630	9,423,428
Intuitive Surgical, Inc.(a)	13,660	9,376,497
Zimmer Biomet Holdings, Inc.	87,700	11,366,797
Total		110,595,932
Health Care Providers & Services 2.4%
AmerisourceBergen Corp.	129,900	11,297,403
Henry Schein, Inc.(a)	113,708	18,624,233
Laboratory Corp. of America Holdings(a)	102,560	14,043,541
Total		43,965,177
Health Care Technology 0.9%
Cerner Corp.(a)	270,045	17,428,704
Life Sciences Tools & Services 1.9%
ICON PLC(a)	180,780	13,882,096
Illumina, Inc.(a)	50,240	8,457,402
Mettler-Toledo International, Inc.(a)	11,850	4,776,380
Waters Corp.(a)	50,340	7,918,985
Total		35,034,863

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 1.3%
Jazz Pharmaceuticals PLC(a)	66,440	8,227,265
Mallinckrodt PLC(a)	72,100	5,374,334
Zoetis, Inc.	224,040	11,448,444
Total		25,050,043
Total Health Care		270,246,734
INDUSTRIALS 13.9%
Aerospace & Defense 1.1%
Spirit AeroSystems Holdings, Inc., Class A(a)	450,000	20,619,000
Airlines 1.5%
Alaska Air Group, Inc.	287,580	19,420,277
Southwest Airlines Co.	239,050	8,816,164
Total		28,236,441
Building Products 1.1%
AO Smith Corp.	214,260	20,671,805
Commercial Services & Supplies 1.0%
KAR Auction Services, Inc.	249,950	10,567,886
Stericycle, Inc.(a)	80,220	6,897,316
Total		17,465,202
Electrical Equipment 2.8%
Acuity Brands, Inc.	59,790	16,449,425
AMETEK, Inc.	488,393	23,809,159
Rockwell Automation, Inc.	99,423	11,526,108
Total		51,784,692
Industrial Conglomerates 1.3%
Roper Technologies, Inc.	139,630	24,791,307
Machinery 2.1%
Ingersoll-Rand PLC	129,780	8,823,742
Middleby Corp. (The)(a)	118,160	15,142,204
Snap-On, Inc.	98,180	15,050,012
Total		39,015,958
Professional Services 2.4%
Equifax, Inc.	102,400	13,506,560
Nielsen Holdings PLC	397,070	21,155,890
Verisk Analytics, Inc.(a)	115,120	9,560,716
Total		44,223,166
Road & Rail 0.6%
JB Hunt Transport Services, Inc.	132,870	10,548,549
Total Industrials		257,356,120
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 23.2%
Communications Equipment 1.3%
Palo Alto Networks, Inc.(a)	183,180	24,394,081
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	218,750	13,630,312
Internet Software & Services 2.4%
Akamai Technologies, Inc.(a)	299,870	16,462,863
CoStar Group, Inc.(a)	54,279	11,249,323
LinkedIn Corp., Class A(a)	87,350	16,836,712
Total		44,548,898
IT Services 5.9%
Fidelity National Information Services, Inc.	301,234	23,896,893
Fiserv, Inc.(a)	191,000	19,682,550
FleetCor Technologies, Inc.(a)	135,810	22,300,002
Gartner, Inc.(a)	110,880	10,090,080
MAXIMUS, Inc.	162,737	9,572,190
Vantiv, Inc., Class A(a)	237,590	12,768,087
WEX, Inc.(a)	102,370	10,166,365
Total		108,476,167
Semiconductors & Semiconductor Equipment 5.0%
Lam Research Corp.	240,890	22,479,855
Maxim Integrated Products, Inc.	184,350	7,506,732
Microchip Technology, Inc.	259,207	16,047,505
NVIDIA Corp.	303,290	18,603,809
Skyworks Solutions, Inc.	385,841	28,884,057
Total		93,521,958
Software 7.9%
Activision Blizzard, Inc.	293,966	12,161,374
Citrix Systems, Inc.(a)	94,890	8,274,408
Electronic Arts, Inc.(a)	432,220	35,109,231
Fortinet, Inc.(a)	231,160	8,354,122
Intuit, Inc.	132,085	14,720,873
Red Hat, Inc.(a)	198,462	14,483,757
ServiceNow, Inc.(a)	281,608	20,464,453
Splunk, Inc.(a)	161,560	9,409,254
Tyler Technologies, Inc.(a)	22,300	3,656,085
Ultimate Software Group, Inc. (The)(a)	66,310	13,854,811
Workday, Inc., Class A(a)	58,040	4,921,212
Total		145,409,580
Total Information Technology		429,980,996

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 4.9%
Chemicals 3.1%
Eastman Chemical Co.	159,043	10,797,429
Sherwin-Williams Co. (The)	84,045	23,844,407
Westlake Chemical Corp.	431,479	22,359,242
Total		57,001,078
Construction Materials 0.6%
Vulcan Materials Co.	99,330	11,310,707
Containers & Packaging 1.2%
Sealed Air Corp.	267,910	12,626,598
Westrock Co.	218,512	10,466,725
Total		23,093,323
Total Materials		91,405,108
Total Common Stocks (Cost: $1,417,838,154)		1,776,320,803

Warrants —%

HEALTH CARE —%
Health Care Providers & Services —%
HealthSouth Corp.(a)	4,246	10,615
Total Health Care		10,615
Total Warrants (Cost: $—)		10,615

Exchange-Traded Funds 0.7%

	Shares	Value ($)
SPDR S&P Biotech ETF	217,470	13,065,597
Total Exchange-Traded Funds (Cost: $13,437,507)		13,065,597

Money Market Funds 3.6%

Columbia Short-Term Cash Fund, 0.415%(b)(c)	66,357,000	66,357,000
Total Money Market Funds (Cost: $66,357,000)		66,357,000
Total Investments (Cost: $1,497,632,661)		1,855,754,015
Other Assets & Liabilities, Net		(3,487,941)
Net Assets		1,852,266,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	90,396,048	775,791,669	(799,830,717)	66,357,000	249,139	66,357,000

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	380,300,582	—	—	380,300,582
Consumer Staples	136,870,212	—	—	136,870,212
Energy	34,597,006	—	—	34,597,006
Financials	175,564,045	—	—	175,564,045
Health Care	270,246,734	—	—	270,246,734
Industrials	257,356,120	—	—	257,356,120
Information Technology	429,980,996	—	—	429,980,996
Materials	91,405,108	—	—	91,405,108
Total Common Stocks	1,776,320,803	—	—	1,776,320,803
Warrants
Health Care	10,615	—	—	10,615
Exchange-Traded Funds	13,065,597	—	—	13,065,597
Investments measured at net asset value
Money Market Funds	—	—	—	66,357,000
Total Investments	1,789,397,015	—	—	1,855,754,015

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,431,275,661)	$1,789,397,015
Affiliated issuers (identified cost $66,357,000)	66,357,000
Total investments (identified cost $1,497,632,661)	1,855,754,015
Receivable for:
Capital shares sold	314,037
Dividends	1,499,734
Prepaid expenses	16,723
Trustees' deferred compensation plan	110,444
Other assets	2,199
Total assets	1,857,697,152
Liabilities
Payable for:
Investments purchased	1,796,330
Capital shares purchased	3,028,454
Management services fees	38,190
Distribution and/or service fees	7,811
Transfer agent fees	218,914
Plan administration fees	111
Compensation of board members	58,780
Chief compliance officer expenses	147
Other expenses	171,897
Trustees' deferred compensation plan	110,444
Total liabilities	5,431,078
Net assets applicable to outstanding capital stock	$1,852,266,074
Represented by
Paid-in capital	$1,449,490,771
Excess of distributions over net investment income	(846,361)
Accumulated net realized gain	45,500,310
Unrealized appreciation (depreciation) on:
Investments	358,121,354
Total — representing net assets applicable to outstanding capital stock	$1,852,266,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$880,154,611
Shares outstanding	35,077,175
Net asset value per share	$25.09
Maximum offering price per share(a)	$26.62
Class B
Net assets	$4,200,850
Shares outstanding	194,653
Net asset value per share	$21.58
Class C
Net assets	$46,355,099
Shares outstanding	2,135,972
Net asset value per share	$21.70
Class I
Net assets	$2,412
Shares outstanding	90
Net asset value per share(b)	$26.75
Class K
Net assets	$478,979
Shares outstanding	18,140
Net asset value per share	$26.40
Class R
Net assets	$16,795,671
Shares outstanding	691,980
Net asset value per share	$24.27
Class R4
Net assets	$26,944,688
Shares outstanding	993,660
Net asset value per share	$27.12
Class R5
Net assets	$36,963,773
Shares outstanding	1,388,080
Net asset value per share	$26.63
Class T
Net assets	$21,346,293
Shares outstanding	853,492
Net asset value per share	$25.01
Maximum offering price per share(a)	$26.54
Class W
Net assets	$146,091
Shares outstanding	5,822
Net asset value per share	$25.09

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class Y
Net assets	$5,869,030
Shares outstanding	220,391
Net asset value per share	$26.63
Class Z
Net assets	$813,008,577
Shares outstanding	30,720,669
Net asset value per share	$26.46

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$18,155,887
Dividends — affiliated issuers	249,139
Total income	18,405,026
Expenses:
Management services fees	14,329,025
Distribution and/or service fees
Class A	2,253,655
Class B	57,021
Class C	488,241
Class R	86,554
Class T	53,974
Class W	417
Transfer agent fees
Class A	1,462,027
Class B	9,255
Class C	79,197
Class K	224
Class R	28,064
Class R4	42,875
Class R5	18,386
Class T	35,009
Class W	271
Class Z	1,384,573
Plan administration fees
Class K	1,123
Compensation of board members	54,212
Custodian fees	27,791
Printing and postage fees	195,770
Registration fees	149,735
Audit fees	33,453
Legal fees	52,159
Chief compliance officer expenses	921
Other	67,250
Total expenses	20,911,182
Expense reductions	(5,685)
Total net expenses	20,905,497
Net investment loss	(2,500,471)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	94,407,333
Net realized gain	94,407,333
Net change in unrealized appreciation (depreciation) on:
Investments	(39,380,404)
Net change in unrealized depreciation	(39,380,404)
Net realized and unrealized gain	55,026,929
Net increase in net assets resulting from operations	$52,526,458

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income (loss)	$(2,500,471)	$20,042,069
Net realized gain	94,407,333	319,648,959
Net change in unrealized depreciation	(39,380,404)	(218,187,874)
Net increase in net assets resulting from operations	52,526,458	121,503,154
Distributions to shareholders
Net investment income
Class A	(8,258,128)	—
Class B	(7,102)	—
Class C	(52,349)	—
Class I	(35)	—
Class K	(4,691)	—
Class R	(118,953)	—
Class R4	(301,659)	—
Class R5	(446,456)	—
Class T	(195,429)	—
Class W	(1,679)	—
Class Y	(33)	—
Class Z	(10,100,198)	—
Net realized gains
Class A	(134,277,745)	(148,818,366)
Class B	(1,121,198)	(1,954,906)
Class C	(8,264,319)	(8,485,326)
Class I	(372)	(7,528,333)
Class K	(66,547)	(57,329)
Class R	(2,752,903)	(3,548,457)
Class R4	(3,732,458)	(105,003)
Class R5	(5,020,124)	(5,182,347)
Class T	(3,208,605)	(3,670,320)
Class W	(27,238)	(38,026)
Class Y	(350)	(431)
Class Z	(126,068,524)	(159,524,590)
Total distributions to shareholders	(304,027,095)	(338,913,434)
Increase (decrease) in net assets from capital stock activity	49,797,626	(220,893,183)
Total decrease in net assets	(201,703,011)	(438,303,463)
Net assets at beginning of year	2,053,969,085	2,492,272,548
Net assets at end of year	$1,852,266,074	$2,053,969,085
Undistributed (excess of distributions over) net investment income	$(846,361)	$19,150,872

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,269,018	56,974,135	2,316,713	68,516,197
Distributions reinvested	5,398,498	134,314,628	5,058,499	140,221,584
Redemptions	(5,661,350)	(141,817,080)	(5,287,673)	(157,813,159)
Net increase	2,006,166	49,471,683	2,087,539	50,924,622
Class B shares
Subscriptions	7,908	186,059	9,836	253,912
Distributions reinvested	50,234	1,081,033	76,220	1,868,145
Redemptions(a)	(172,161)	(3,718,483)	(236,661)	(6,215,032)
Net decrease	(114,019)	(2,451,391)	(150,605)	(4,092,975)
Class C shares
Subscriptions	310,462	6,814,802	268,540	6,974,565
Distributions reinvested	343,555	7,434,524	297,080	7,314,114
Redemptions	(564,728)	(12,322,494)	(341,673)	(8,997,212)
Net increase	89,289	1,926,832	223,947	5,291,467
Class I shares
Subscriptions	—	—	494,672	16,334,466
Distributions reinvested	—	—	257,981	7,527,875
Redemptions	—	—	(6,696,099)	(221,663,215)
Net increase (decrease)	—	—	(5,943,446)	(197,800,874)
Class K shares
Subscriptions	3,390	93,306	2,324	70,306
Distributions reinvested	2,709	70,871	1,966	56,912
Redemptions	(3,143)	(79,452)	(605)	(19,259)
Net increase	2,956	84,725	3,685	107,959
Class R shares
Subscriptions	236,600	5,771,044	199,493	5,763,107
Distributions reinvested	82,209	1,982,060	96,740	2,611,023
Redemptions	(307,036)	(7,533,492)	(411,370)	(11,808,786)
Net increase (decrease)	11,773	219,612	(115,137)	(3,434,656)
Class R4 shares
Subscriptions	275,809	7,720,675	898,802	28,857,053
Distributions reinvested	150,289	4,033,752	3,477	102,854
Redemptions	(309,946)	(8,228,638)	(35,739)	(1,139,034)
Net increase	116,152	3,525,789	866,540	27,820,873

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	300,745	7,737,711	452,364	14,094,437
Distributions reinvested	207,604	5,466,222	178,074	5,181,943
Redemptions	(364,944)	(9,649,821)	(319,238)	(9,882,628)
Net increase	143,405	3,554,112	311,200	9,393,752
Class T shares
Subscriptions	18,522	457,861	17,670	496,409
Distributions reinvested	116,269	2,883,462	110,863	3,065,366
Redemptions	(70,902)	(1,793,042)	(86,131)	(2,545,667)
Net increase	63,889	1,548,281	42,402	1,016,108
Class W shares
Distributions reinvested	1,148	28,562	1,357	37,620
Redemptions	(2,333)	(57,883)	(3,195)	(95,530)
Net decrease	(1,185)	(29,321)	(1,838)	(57,910)
Class Y shares
Subscriptions	233,023	6,019,422	66	2,219
Redemptions	(12,717)	(333,740)	(7,446)	(245,773)
Net increase (decrease)	220,306	5,685,682	(7,380)	(243,554)
Class Z shares
Subscriptions	1,719,278	45,182,224	1,815,074	55,869,162
Distributions reinvested	3,643,504	95,423,366	3,690,742	106,920,783
Redemptions	(5,899,479)	(154,343,968)	(8,664,812)	(272,607,940)
Net decrease	(536,697)	(13,738,378)	(3,158,996)	(109,817,995)
Total net increase (decrease)	2,002,035	49,797,626	(5,842,089)	(220,893,183)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$28.69		$32.14		$29.89		$26.41		$25.75
Income from investment operations:
Net investment income (loss)	(0.06)		0.25	(a)	(0.13)		(0.11)		(0.06)
Net realized and unrealized gain	0.84		1.29		5.45		4.36		1.55
Total from investment operations	0.78		1.54		5.32		4.25		1.49
Less distributions to shareholders:
Net investment income	(0.26)		—		—		—		—
Net realized gains	(4.12)		(4.99)		(3.07)		(0.77)		(0.83)
Total distributions to shareholders	(4.38)		(4.99)		(3.07)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$25.09		$28.69		$32.14		$29.89		$26.41
Total return	2.83%		5.33%		18.77%		16.60%		5.97%
Ratios to average net assets(c)
Total gross expenses	1.19%		1.19%		1.19%		1.20%		1.22%
Total net expenses(d)	1.19	%(e)	1.19	%(e)	1.19	%(e)	1.20	%(e)	1.22	%(e)
Net investment income (loss)	(0.23%)		0.83%		(0.42%)		(0.40%)		(0.22%)
Supplemental data
Net assets, end of period (in thousands)	$880,155		$948,826		$995,730		$986,482		$330,302
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.35 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$25.22		$28.88		$27.20		$24.29		$23.92
Income from investment operations:
Net investment loss	(0.22)		(0.05	)(a)	(0.33)		(0.31)		(0.23)
Net realized and unrealized gain	0.73		1.22		4.94		3.99		1.43
Total from investment operations	0.51		1.17		4.61		3.68		1.20
Less distributions to shareholders:
Net investment income	(0.03)		—		—		—		—
Net realized gains	(4.12)		(4.83)		(2.93)		(0.77)		(0.83)
Total distributions to shareholders	(4.15)		(4.83)		(2.93)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$21.58		$25.22		$28.88		$27.20		$24.29
Total return	2.06%		4.54%		17.88%		15.68%		5.19%
Ratios to average net assets(c)
Total gross expenses	1.94%		1.94%		1.94%		1.95%		1.99%
Total net expenses(d)	1.94	%(e)	1.94	%(e)	1.94	%(e)	1.95	%(e)	1.99	%(e)
Net investment loss	(0.99%)		(0.18%)		(1.18%)		(1.20%)		(0.99%)
Supplemental data
Net assets, end of period (in thousands)	$4,201		$7,785		$13,264		$17,994		$5,140
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment loss per share includes special dividends. The effect of these dividends amounted to $0.24 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$25.34		$28.99		$27.30		$24.37		$23.99
Income from investment operations:
Net investment income (loss)	(0.21)		0.03	(a)	(0.33)		(0.26)		(0.23)
Net realized and unrealized gain	0.72		1.15		4.95		3.96		1.44
Total from investment operations	0.51		1.18		4.62		3.70		1.21
Less distributions to shareholders:
Net investment income	(0.03)		—		—		—		—
Net realized gains	(4.12)		(4.83)		(2.93)		(0.77)		(0.83)
Total distributions to shareholders	(4.15)		(4.83)		(2.93)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$21.70		$25.34		$28.99		$27.30		$24.37
Total return	2.05%		4.56%		17.84%		15.71%		5.22%
Ratios to average net assets(c)
Total gross expenses	1.94%		1.94%		1.94%		1.96%		1.98%
Total net expenses(d)	1.94	%(e)	1.94	%(e)	1.94	%(e)	1.96	%(e)	1.98	%(e)
Net investment income (loss)	(0.98%)		0.11%		(1.17%)		(1.04%)		(0.98%)
Supplemental data
Net assets, end of period (in thousands)	$46,355		$51,859		$52,845		$52,284		$45,236
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.32 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2016	2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$30.32	$33.62		$31.09		$27.33	$26.49
Income from investment operations:
Net investment income	0.05	0.00	(a)(b)	(0.00	)(a)	0.05	0.06
Net realized and unrealized gain	0.89	1.78		5.69		4.48	1.61
Total from investment operations	0.94	1.78		5.69		4.53	1.67
Less distributions to shareholders:
Net investment income	(0.39)	—		—		—	—
Net realized gains	(4.12)	(5.08)		(3.16)		(0.77)	(0.83)
Total distributions to shareholders	(4.51)	(5.08)		(3.16)		(0.77)	(0.83)
Proceeds from regulatory settlements	—	—		—		—	0.00 (a)
Net asset value, end of period	$26.75	$30.32		$33.62		$31.09	$27.33
Total return	3.26%	5.88%		19.27%		17.08%	6.49%
Ratios to average net assets(c)
Total gross expenses	0.77%	0.76%		0.75%		0.77%	0.78%
Total net expenses(d)	0.77%	0.76%		0.75%		0.77%	0.78%
Net investment income	0.18%	0.01%		(0.00	%)(a)	0.17%	0.23%
Supplemental data
Net assets, end of period (in thousands)	$2	$3		$199,823		$240,974	$268,601
Portfolio turnover	130%	101%		100%		109%	141%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to less than $0.01 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$29.97	$33.35	$30.89	$28.08
Income from investment operations:
Net investment income (loss)	(0.03)	0.33 (b)	(0.08)	(0.06)
Net realized and unrealized gain	0.87	1.31	5.64	2.87
Total from investment operations	0.84	1.64	5.56	2.81
Less distributions to shareholders:
Net investment income	(0.29)	—	—	—
Net realized gains	(4.12)	(5.02)	(3.10)	—
Total distributions to shareholders	(4.41)	(5.02)	(3.10)	—
Net asset value, end of period	$26.40	$29.97	$33.35	$30.89
Total return	2.95%	5.45%	18.95%	10.01%
Ratios to average net assets(c)
Total gross expenses	1.08%	1.07%	1.05%	1.05	%(d)
Total net expenses(e)	1.08%	1.07%	1.05%	1.05	%(d)
Net investment income (loss)	(0.12%)	1.07%	(0.26%)	(0.42	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$479	$455	$383	$396
Portfolio turnover	130%	101%	100%	109%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$27.88		$31.39		$29.28		$25.96		$25.38
Income from investment operations:
Net investment income (loss)	(0.12)		0.15	(a)	(0.20)		(0.14)		(0.12)
Net realized and unrealized gain	0.81		1.28		5.33		4.23		1.53
Total from investment operations	0.69		1.43		5.13		4.09		1.41
Less distributions to shareholders:
Net investment income	(0.18)		—		—		—		—
Net realized gains	(4.12)		(4.94)		(3.02)		(0.77)		(0.83)
Total distributions to shareholders	(4.30)		(4.94)		(3.02)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$24.27		$27.88		$31.39		$29.28		$25.96
Total return	2.58%		5.06%		18.47%		16.27%		5.73%
Ratios to average net assets(c)
Total gross expenses	1.44%		1.44%		1.44%		1.46%		1.48%
Total net expenses(d)	1.44	%(e)	1.44	%(e)	1.44	%(e)	1.46	%(e)	1.48	%(e)
Net investment income (loss)	(0.48%)		0.52%		(0.67%)		(0.53%)		(0.48%)
Supplemental data
Net assets, end of period (in thousands)	$16,796		$18,965		$24,965		$27,574		$25,613
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.32 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$30.67		$33.99		$31.42		$26.58
Income from investment operations:
Net investment income (loss)	0.00	(b)	1.93	(c)	(0.03)		(0.09)
Net realized and unrealized gain (loss)	0.91		(0.21	)(d)	5.72		5.70
Total from investment operations	0.91		1.72		5.69		5.61
Less distributions to shareholders:
Net investment income	(0.34)		—		—		—
Net realized gains	(4.12)		(5.04)		(3.12)		(0.77)
Total distributions to shareholders	(4.46)		(5.04)		(3.12)		(0.77)
Net asset value, end of period	$27.12		$30.67		$33.99		$31.42
Total return	3.10%		5.61%		19.05%		21.61%
Ratios to average net assets(e)
Total gross expenses	0.94%		0.93%		0.94%		1.08	%(f)
Total net expenses(g)	0.94	%(h)	0.93	%(h)	0.94	%(h)	0.96	%(f)(h)
Net investment income (loss)	0.02%		6.10%		(0.08%)		(0.41	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$26,945		$26,912		$373		$30
Portfolio turnover	130%		101%		100%		109%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $2.00 per share.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$30.20	$33.54	$31.03	$27.31	$26.47
Income from investment operations:
Net investment income (loss)	0.04	0.40 (a)	0.03	(0.04)	0.06
Net realized and unrealized gain	0.88	1.33	5.63	4.53	1.61
Total from investment operations	0.92	1.73	5.66	4.49	1.67
Less distributions to shareholders:
Net investment income	(0.37)	—	—	—	—
Net realized gains	(4.12)	(5.07)	(3.15)	(0.77)	(0.83)
Total distributions to shareholders	(4.49)	(5.07)	(3.15)	(0.77)	(0.83)
Proceeds from regulatory settlements	—	—	—	—	0.00 (b)
Net asset value, end of period	$26.63	$30.20	$33.54	$31.03	$27.31
Total return	3.21%	5.72%	19.21%	16.94%	6.50%
Ratios to average net assets(c)
Total gross expenses	0.83%	0.82%	0.81%	0.81%	0.78%
Total net expenses(d)	0.83%	0.82%	0.81%	0.81%	0.78%
Net investment income (loss)	0.14%	1.28%	0.09%	(0.14%)	0.22%
Supplemental data
Net assets, end of period (in thousands)	$36,964	$37,589	$31,305	$3,847	$2,336
Portfolio turnover	130%	101%	100%	109%	141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class T	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$28.61		$32.05		$29.82		$26.37		$25.72
Income from investment operations:
Net investment income (loss)	(0.06)		0.24	(a)	(0.14)		(0.09)		(0.07)
Net realized and unrealized gain	0.83		1.30		5.43		4.31		1.55
Total from investment operations	0.77		1.54		5.29		4.22		1.48
Less distributions to shareholders:
Net investment income	(0.25)		—		—		—		—
Net realized gains	(4.12)		(4.98)		(3.06)		(0.77)		(0.83)
Total distributions to shareholders	(4.37)		(4.98)		(3.06)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$25.01		$28.61		$32.05		$29.82		$26.37
Total return	2.83%		5.34%		18.69%		16.51%		5.94%
Ratios to average net assets(c)
Total gross expenses	1.19%		1.20%		1.24%		1.26%		1.28%
Total net expenses(d)	1.19	%(e)	1.20	%(e)	1.24	%(e)	1.26	%(e)	1.28	%(e)
Net investment income	(0.23%)		0.80%		(0.47%)		(0.32%)		(0.28%)
Supplemental data
Net assets, end of period (in thousands)	$21,346		$22,590		$23,951		$22,027		$20,965
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.34 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$28.69		$32.15		$29.91		$26.43		$25.76
Income from investment operations:
Net investment income (loss)	(0.06)		0.21	(a)	(0.23)		(0.08)		(0.05)
Net realized and unrealized gain	0.84		1.33		5.54		4.33		1.55
Total from investment operations	0.78		1.54		5.31		4.25		1.50
Less distributions to shareholders:
Net investment income	(0.26)		—		—		—		—
Net realized gains	(4.12)		(5.00)		(3.07)		(0.77)		(0.83)
Total distributions to shareholders	(4.38)		(5.00)		(3.07)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$25.09		$28.69		$32.15		$29.91		$26.43
Total return	2.83%		5.32%		18.71%		16.59%		6.01%
Ratios to average net assets(c)
Total gross expenses	1.19%		1.19%		1.14%		1.21%		1.22%
Total net expenses(d)	1.19	%(e)	1.19	%(e)	1.14	%(e)	1.21	%(e)	1.22	%(e)
Net investment income (loss)	(0.24%)		0.71%		(0.69%)		(0.28%)		(0.21%)
Supplemental data
Net assets, end of period (in thousands)	$146		$201		$284		$104,752		$66,704
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.31 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$30.21	$33.53	$31.01	$27.26	$26.46
Income from investment operations:
Net investment income	0.03	0.05 (a)	0.01	0.07	0.03
Net realized and unrealized gain	0.91	1.71	5.66	4.45	1.60
Total from investment operations	0.94	1.76	5.67	4.52	1.63
Less distributions to shareholders:
Net investment income	(0.40)	—	—	—	—
Net realized gains	(4.12)	(5.08)	(3.15)	(0.77)	(0.83)
Total distributions to shareholders	(4.52)	(5.08)	(3.15)	(0.77)	(0.83)
Proceeds from regulatory settlements	—	—	—	—	0.00 (b)
Net asset value, end of period	$26.63	$30.21	$33.53	$31.01	$27.26
Total return	3.27%	5.83%	19.24%	17.09%	6.35%
Ratios to average net assets(c)
Total gross expenses	0.79%	0.73%	0.75%	0.83%	0.88%
Total net expenses(d)	0.79%	0.73%	0.75%	0.83%	0.88%
Net investment income	0.13%	0.15%	0.02%	0.26%	0.10%
Supplemental data
Net assets, end of period (in thousands)	$5,869	$3	$250	$229	$16
Portfolio turnover	130%	101%	100%	109%	141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$30.03		$33.39		$30.91		$27.23		$26.45
Income from investment operations:
Net investment income (loss)	0.01		0.32	(a)	(0.06)		(0.00	)(b)	0.01
Net realized and unrealized gain	0.87		1.36		5.66		4.45		1.60
Total from investment operations	0.88		1.68		5.60		4.45		1.61
Less distributions to shareholders:
Net investment income	(0.33)		—		—		—		—
Net realized gains	(4.12)		(5.04)		(3.12)		(0.77)		(0.83)
Total distributions to shareholders	(4.45)		(5.04)		(3.12)		(0.77)		(0.83)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$26.46		$30.03		$33.39		$30.91		$27.23
Total return	3.09%		5.58%		19.07%		16.84%		6.27%
Ratios to average net assets(c)
Total gross expenses	0.94%		0.94%		0.94%		0.96%		0.97%
Total net expenses(d)	0.94	%(e)	0.94	%(e)	0.94	%(e)	0.96	%(e)	0.97	%(e)
Net investment income (loss)	0.02%		1.01%		(0.17%)		(0.01%)		0.03%
Supplemental data
Net assets, end of period (in thousands)	$813,009		$938,781		$1,149,098		$1,196,953		$1,274,026
Portfolio turnover	130%		101%		100%		109%		141%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.34 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and

Annual Report 2016
32

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,

Annual Report 2016
33

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.82% to 0.65% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.75% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $4,700,583, and the administrative services fee paid to the Investment Manager was $365,736.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members

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34

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class K	0.05
Class R	0.16
Class R4	0.16
Class R5	0.05
Class T	0.16
Class W	0.16
Class Z	0.16

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $94,620. The liability remaining at August 31, 2016 for non-recurring charges associated with the lease amounted to $53,784 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2016 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $5,685.

Annual Report 2016
35

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents.

The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $355,184 for Class A, $728 for Class B, $2,110 for Class C, and $736 for Class T shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.25%	1.30%
Class B	2.00	2.05
Class C	2.00	2.05
Class I	0.88	0.92
Class K	1.18	1.22
Class R	1.50	1.55
Class R4	1.00	1.05
Class R5	0.93	0.97
Class T	1.25	1.30
Class W	1.25	1.30
Class Y	0.88	0.92
Class Z	1.00	1.05

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign
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36

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, net operating loss reclassification, late-year ordinary losses and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,989,950
Accumulated net realized gain	314,049
Paid-in capital	(2,303,999)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$19,042,210	$26,626,338
Long-term capital gains	284,984,885	312,287,096
Total	$304,027,095	$338,913,434

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$67,621,699
Net unrealized appreciation	335,999,965

At August 31, 2016, the cost of investments for federal income tax purposes was $1,519,754,050 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$352,969,143
Unrealized depreciation	(16,969,178)
Net unrealized appreciation	$335,999,965

For the year ended August 31, 2016, $27,342,442 of capital loss carryforward was utilized and $317,512 was permanently lost.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat late-year ordinary losses of $677,606 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,391,417,788 and $2,603,336,969, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of

Annual Report 2016
37

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, one unaffiliated shareholder of record owned 11.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016
38

COLUMBIA MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
39

COLUMBIA MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

Annual Report 2016
40

COLUMBIA MID CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$82,350,417

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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41

COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

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COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

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COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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45

COLUMBIA MID CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Mid Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
47

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the seventh, thirty-eighth and sixty-fifth percentile (where the best performance would be in the first percentile) of its

Annual Report 2016
48

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

Annual Report 2016
49

COLUMBIA MID CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
50

COLUMBIA MID CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Mid Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN194_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA SMALL CAP GROWTH FUND I

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SMALL CAP GROWTH FUND I

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Management Agreement	43
Important Information About This Report	47

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SMALL CAP GROWTH FUND I

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Growth Fund I (the Fund) Class A shares returned 2.88% excluding sales charges for the 12 months that ended August 31, 2016.

■  During the same time period, the Fund underperformed its growth benchmark, the Russell 2000 Growth Index, which returned 3.55%, and its broader-based benchmark, the Russell 2000 Index, which returned 8.59%.

■  Stock selection in information technology and industrials generally accounted for the Fund's underperformance relative to its growth benchmark. An underweight in telecommunication services also detracted from relative results.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/05
Excluding sales charges		2.88	10.12	7.69
Including sales charges		-3.04	8.82	7.05
Class B	11/01/05
Excluding sales charges		2.10	9.29	6.88
Including sales charges		-0.87	9.15	6.88
Class C	11/01/05
Excluding sales charges		2.12	9.31	6.88
Including sales charges		1.53	9.31	6.88
Class I*	09/27/10	3.29	10.61	8.08
Class K*	02/28/13	3.02	10.28	7.84
Class R*	09/27/10	2.61	9.84	7.43
Class R4*	11/08/12	3.15	10.41	7.97
Class R5*	02/28/13	3.24	10.57	8.04
Class Y*	07/15/09	3.30	10.60	8.09
Class Z	10/01/96	3.15	10.40	7.96
Russell 2000 Growth Index		3.55	13.02	8.20
Russell 2000 Index		8.59	12.85	7.04

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA SMALL CAP GROWTH FUND I

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA SMALL CAP GROWTH FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Daniel Cole, CFA

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2016)
Starz, Class A	2.3
Euronet Worldwide, Inc.	1.7
Sonic Corp.	1.6
Amsurg Corp.	1.6
Liberty TripAdvisor Holdings, Inc., Class A	1.5
NuVasive, Inc.	1.5
Sprouts Farmers Market, Inc.	1.5
Beacon Roofing Supply, Inc.	1.4
CyrusOne, Inc.	1.4
BroadSoft, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 2.88% excluding sales charges. During the same time period, the Fund underperformed its growth benchmark, the Russell 2000 Growth Index, which returned 3.55%, and its broader-based benchmark, the Russell 2000 Index, which returned 8.59%. Stock selection in information technology and industrials generally accounted for the Fund's underperformance relative to its growth benchmark. An underweight in telecommunication services also detracted from relative results.

Stocks Logged Gains in Volatile Market

Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the 12-month period. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action as subpar global economic growth continued and mixed economic data undermined confidence at home.

The U.S. economy, however, continued to expand modestly throughout the period, and economic growth in Europe picked up, if ever so slightly. After an earlier slump, the U.S. manufacturing sector regained some traction in the spring, and the U.S. labor markets recovered to full employment for the first time since the Great Recession, despite occasional weaker reports on new job growth. The vote by the United Kingdom to exit the European Union gave markets a jolt in mid-June, but that downdraft was short lived.

Against this backdrop, stocks pulled back three times during the 12-month period. The S&P 500 Index, a broad measure of U.S. stock market performance, rose 12.55% despite these downdrafts. Large-cap stocks outperformed mid- and small-cap stocks. Value stocks outperformed growth stocks, with an especially big advantage for mid-cap and small-cap value stocks versus their growth counterparts.

Contributors and Detractors

Stock selection was strong in the energy and financials sectors relative to the Fund's growth benchmark. Within energy, Oasis Petroleum, an exploration and production company that focuses on the acquisition and development of unconventional oil and natural gas resources, benefited from a rebound in oil prices during the second half of the period. The company also beat earnings expectations, which it attributed to improved operational and capital efficiency. We sold the Fund's shares in Oasis Petroleum before the close of the reporting period. In the financials sector, MarketAxess Holdings posted strong market share gains in the United States and European markets. The company operates as an electronic trading platform that allows investment professionals to trade corporate bonds and other fixed-income securities. It also provides data and analytical tools that help clients make trading decisions and facilitate the trading process. STORE Capital, a net-lease real estate investment trust, also logged a solid gain. The company posted positive sales and earnings growth and increased its dividend payment.

Annual Report 2016
4

COLUMBIA SMALL CAP GROWTH FUND I

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Stock selection in the information technology and industrials sectors detracted from Fund performance. Shares of Barracuda Networks, which provides security, networking and storage products based on network appliances and cloud services, were dragged down on concerns that the company has been slow to make the transition from hardware to cloud-based solutions. We sold the Fund's shares in Barracuda Networks during the first half of the reporting period. Elsewhere in the portfolio, Allegiant Travel, which focuses on travel services to residents of small, underserved U.S. cities, was hurt by declining air travel. In the health care sector, clinical stage biotech company bluebird bio was dragged down by a wide sell-off in biotechnology. Shares of bluebird fell further out of favor on news that a competitor had completed successful trials for a therapy treating sickle cell disease. Further, bluebird posted a second-quarter net loss of $58.8 million — more than Wall Street had expected.

Fund Strategy

Our fundamental research process favors higher quality companies with a history of generating returns on capital that exceed their cost of capital, sustainable growth prospects and strong management teams. We seek to identify stocks with one or more of the key types of competitive advantage that we have categorized. We closely monitor the overall risk characteristics of the strategy versus the growth benchmark and seek to manage the risk profile within predefined limits around sector over/underweights and other key risk exposures relative to the growth benchmark. Typically, any sector over- or underweights are more of a reflection of our bottom-up analysis rather than a top-down call on one sector versus another. As a result, Fund performance is largely driven by individual stock selection. However, we do occasionally take over/underweight positions in a sub-sector or industry group, which we believe has the potential to aid performance.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at August 31, 2016)
Common Stocks	96.2
Money Market Funds	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	20.7
Consumer Staples	1.6
Energy	2.1
Financials	9.6
Health Care	22.6
Industrials	11.3
Information Technology	28.1
Materials	3.3
Telecommunication Services	0.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

INVESTMENT RISKS

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA SMALL CAP GROWTH FUND I

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,187.50	1,018.35	7.42	6.85	1.35
Class B	1,000.00	1,000.00	1,183.10	1,014.58	11.52	10.63	2.10
Class C	1,000.00	1,000.00	1,183.90	1,014.58	11.53	10.63	2.10
Class I	1,000.00	1,000.00	1,189.40	1,020.41	5.17	4.77	0.94
Class K	1,000.00	1,000.00	1,188.80	1,018.90	6.82	6.29	1.24
Class R	1,000.00	1,000.00	1,186.30	1,017.09	8.79	8.11	1.60
Class R4	1,000.00	1,000.00	1,189.20	1,019.61	6.05	5.58	1.10
Class R5	1,000.00	1,000.00	1,189.30	1,020.16	5.45	5.03	0.99
Class Y	1,000.00	1,000.00	1,189.80	1,020.41	5.17	4.77	0.94
Class Z	1,000.00	1,000.00	1,188.90	1,019.61	6.05	5.58	1.10

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.1%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 20.1%
Distributors 0.5%
Core-Mark Holding Co., Inc.	50,980	1,944,887
Diversified Consumer Services 0.5%
Houghton Mifflin Harcourt Co.(a)	121,100	1,931,545
Hotels, Restaurants & Leisure 8.6%
Bojangles', Inc.(a)	95,000	1,534,250
Chuy's Holdings, Inc.(a)	60,241	1,824,097
Extended Stay America, Inc.	317,137	4,487,489
Habit Restaurants, Inc. (The), Class A(a)	90,800	1,391,056
Papa John's International, Inc.	62,796	4,699,025
Planet Fitness, Inc., Class A(a)	157,041	3,399,938
Red Rock Resorts, Inc., Class A	128,913	2,905,699
Six Flags Entertainment Corp.	76,238	3,718,127
Sonic Corp.	223,276	6,405,788
Wingstop, Inc.	84,409	2,556,749
Zoe's Kitchen, Inc.(a)	65,400	1,780,842
Total		34,703,060
Household Durables 1.1%
SodaStream International Ltd.(a)	94,200	2,672,454
TopBuild Corp.(a)	59,986	2,046,722
Total		4,719,176
Internet & Catalog Retail 1.5%
Liberty TripAdvisor Holdings, Inc., Class A(a)	286,529	5,962,668
Leisure Products 0.8%
Smith & Wesson Holding Corp.(a)	110,693	3,116,008
Media 4.2%
Gray Television, Inc.(a)	211,608	2,376,358
IMAX Corp.(a)	118,500	3,613,065
Nexstar Broadcasting Group, Inc., Class A	42,090	2,218,985
Starz, Class A(a)	287,348	8,962,384
Total		17,170,792
Specialty Retail 2.4%
Burlington Stores, Inc.(a)	29,185	2,370,406
Lithia Motors, Inc., Class A	51,900	4,295,763
Sportsman's Warehouse Holdings, Inc.(a)	300,466	3,079,776
Total		9,745,945

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.5%
Skechers U.S.A., Inc., Class A(a)	87,329	2,122,968
Total Consumer Discretionary		81,417,049
CONSUMER STAPLES 1.5%
Food & Staples Retailing 1.4%
Sprouts Farmers Market, Inc.(a)	254,680	5,737,940
Food Products 0.1%
Snyders-Lance, Inc.	9,882	349,230
Total Consumer Staples		6,087,170
ENERGY 2.0%
Oil, Gas & Consumable Fuels 2.0%
Carrizo Oil & Gas, Inc.(a)	90,962	3,482,935
Parsley Energy, Inc., Class A(a)	50,000	1,692,500
WPX Energy, Inc.(a)	261,800	3,141,600
Total		8,317,035
Total Energy		8,317,035
FINANCIALS 9.3%
Banks 0.8%
Western Alliance Bancorp(a)	91,000	3,478,020
Capital Markets 0.4%
Pzena Investment Management, Inc., Class A	188,600	1,463,536
Diversified Financial Services 1.2%
MarketAxess Holdings, Inc.	29,000	4,887,660
Real Estate Investment Trusts (REITs) 4.4%
Care Capital Properties, Inc.	34,000	1,019,660
CyrusOne, Inc.	104,683	5,322,084
Life Storage, Inc.	33,693	3,032,370
National Storage Affiliates Trust	178,000	3,615,180
Potlatch Corp.	41,700	1,579,179
STORE Capital Corp.	113,604	3,366,086
Total		17,934,559
Thrifts & Mortgage Finance 2.5%
BofI Holding, Inc.(a)	139,769	3,005,034
LendingTree, Inc.(a)	25,400	2,463,800
MGIC Investment Corp.(a)	556,900	4,505,321
Total		9,974,155
Total Financials		37,737,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 22.0%
Biotechnology 8.1%
ACADIA Pharmaceuticals, Inc.(a)	27,386	879,912
Alder Biopharmaceuticals, Inc.(a)	82,035	2,704,694
Alnylam Pharmaceuticals, Inc.(a)	17,100	1,194,435
ARIAD Pharmaceuticals, Inc.(a)	85,700	886,138
Axovant Sciences Ltd.(a)	56,748	931,235
bluebird bio, Inc.(a)	37,322	1,841,467
Curis, Inc.(a)	398,018	700,512
Dynavax Technologies Corp.(a)	90,577	1,418,436
Exact Sciences Corp.(a)	57,800	1,067,566
Insys Therapeutics, Inc.(a)	81,886	1,168,513
Keryx Biopharmaceuticals, Inc.(a)	393,371	1,612,821
Kite Pharma, Inc.(a)	30,700	1,768,934
Neurocrine Biosciences, Inc.(a)	38,035	1,843,176
Novavax, Inc.(a)	221,952	1,518,152
Ophthotech Corp.(a)	31,662	1,672,070
Puma Biotechnology, Inc.(a)	12,200	721,630
Raptor Pharmaceutical Corp.(a)	118,055	879,510
Sage Therapeutics, Inc.(a)	17,900	665,343
Spark Therapeutics, Inc.(a)	36,361	2,057,305
TESARO, Inc.(a)	30,148	2,553,234
Ultragenyx Pharmaceutical, Inc.(a)	54,959	3,622,897
vTv Therapeutics, Inc., Class A(a)	151,623	856,670
Total		32,564,650
Health Care Equipment & Supplies 4.8%
ABIOMED, Inc.(a)	35,061	4,135,094
ICU Medical, Inc.(a)	32,785	4,090,585
Natus Medical, Inc.(a)	77,162	3,002,373
NuVasive, Inc.(a)	90,100	5,898,847
NxStage Medical, Inc.(a)	104,239	2,382,904
Total		19,509,803
Health Care Providers & Services 4.7%
Acadia Healthcare Co., Inc.(a)	39,200	2,006,648
Amsurg Corp.(a)	94,196	6,115,205
Chemed Corp.	37,783	5,098,060
LHC Group, Inc.(a)	90,063	3,202,640
Molina Healthcare, Inc.(a)	47,762	2,570,073
Total		18,992,626

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 1.6%
HealthStream, Inc.(a)	119,907	3,188,327
Veeva Systems Inc., Class A(a)	80,800	3,306,336
Total		6,494,663
Life Sciences Tools & Services 1.3%
ICON PLC(a)	29,748	2,284,349
INC Research Holdings, Inc. Class A(a)	66,700	2,910,121
Total		5,194,470
Pharmaceuticals 1.5%
Aerie Pharmaceuticals, Inc.(a)	70,846	1,371,579
GW Pharmaceuticals PLC ADR(a)	10,622	868,348
Pacira Pharmaceuticals, Inc.(a)	44,690	1,771,065
Supernus Pharmaceuticals, Inc.(a)	104,418	2,232,457
Total		6,243,449
Total Health Care		88,999,661
INDUSTRIALS 11.0%
Aerospace & Defense 0.9%
Teledyne Technologies, Inc.(a)	34,222	3,666,545
Airlines 0.5%
Allegiant Travel Co.	14,884	2,057,564
Building Products 1.3%
Gibraltar Industries, Inc.(a)	52,828	2,015,916
Masonite International Corp.(a)	48,100	3,209,713
Total		5,225,629
Commercial Services & Supplies 1.6%
ARC Document Solutions, Inc.(a)	537,597	1,817,078
Casella Waste Systems, Inc., Class A(a)	279,700	2,542,473
Heritage-Crystal Clean, Inc.(a)	143,600	1,983,116
Total		6,342,667
Electrical Equipment 1.2%
Generac Holdings, Inc.(a)	129,076	4,814,535
Machinery 1.6%
Mueller Water Products, Inc., Class A	163,290	1,974,176
Rexnord Corp.(a)	209,799	4,638,656
Total		6,612,832
Professional Services 0.7%
CEB, Inc.	46,000	2,769,200
Road & Rail 1.4%
Saia, Inc.(a)	87,302	2,656,600
Swift Transportation Co.(a)	160,200	2,981,322
Total		5,637,922

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 1.8%
Beacon Roofing Supply, Inc.(a)	118,551	5,450,975
DXP Enterprises, Inc.(a)	68,408	1,921,581
Total		7,372,556
Total Industrials		44,499,450
INFORMATION TECHNOLOGY 27.3%
Communications Equipment 0.9%
Ciena Corp.(a)	177,200	3,800,940
Internet Software & Services 6.3%
Cvent, Inc.(a)	66,300	2,166,684
j2 Global, Inc.	62,218	4,241,401
Match Group, Inc.(a)	282,562	4,574,679
Mimecast Ltd.(a)	136,900	2,250,636
Shopify, Inc., Class A(a)	96,500	3,991,240
SPS Commerce, Inc.(a)	65,918	4,303,127
Stamps.com, Inc.(a)	39,584	3,828,564
Total		25,356,331
IT Services 4.9%
CoreLogic, Inc.(a)	75,723	3,106,158
EPAM Systems, Inc.(a)	32,329	2,205,161
Euronet Worldwide, Inc.(a)	88,502	6,868,640
Leidos Holdings, Inc.	67,800	2,746,578
Luxoft Holding, Inc.(a)	16,752	859,545
WEX, Inc.(a)	42,135	4,184,427
Total		19,970,509
Semiconductors & Semiconductor Equipment 3.9%
Cavium, Inc.(a)	49,800	2,772,864
Cirrus Logic, Inc.(a)	57,725	2,929,544
Integrated Device Technology, Inc.(a)	91,600	1,840,244
Mellanox Technologies Ltd.(a)	65,151	2,856,220
Microsemi Corp.(a)	64,080	2,560,637
Nanometrics, Inc.(a)	140,500	2,857,770
Total		15,817,279
Software 11.3%
ACI Worldwide, Inc.(a)	177,200	3,384,520
Blackbaud, Inc.	42,500	2,863,225
BroadSoft, Inc.(a)	111,531	5,098,082
CyberArk Software Ltd.(a)	93,658	4,945,142
Ellie Mae, Inc.(a)	31,651	3,097,683

Common Stocks (continued)

Issuer	Shares	Value ($)
Fair Isaac Corp.	28,600	3,659,084
Fortinet, Inc.(a)	138,639	5,010,414
HubSpot, Inc.(a)	36,000	2,006,640
Paycom Software, Inc.(a)	71,113	3,650,941
Pegasystems, Inc.	120,256	3,096,592
PROS Holdings, Inc.(a)	78,100	1,537,008
RealPage, Inc.(a)	191,940	4,940,536
Take-Two Interactive Software, Inc.(a)	52,800	2,295,216
Total		45,585,083
Total Information Technology		110,530,142
MATERIALS 3.2%
Chemicals 0.4%
PolyOne Corp.	45,700	1,575,279
Construction Materials 0.4%
Headwaters, Inc.(a)	98,386	1,783,738
Containers & Packaging 1.4%
Bemis Co., Inc.	48,000	2,524,800
Berry Plastics Group, Inc.(a)	65,400	2,968,506
Total		5,493,306
Paper & Forest Products 1.0%
KapStone Paper and Packaging Corp.	225,300	3,945,003
Total Materials		12,797,326
TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.7%
Cogent Communications Holdings, Inc.	74,622	2,652,066
Total Telecommunication Services		2,652,066
Total Common Stocks (Cost: $356,631,433)		393,037,829

Money Market Funds 3.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(b)(c)	15,636,168	15,636,168
Total Money Market Funds (Cost: $15,636,168)		15,636,168
Total Investments (Cost: $372,267,601)		408,673,997
Other Assets & Liabilities, Net		(3,976,150)
Net Assets		404,697,847

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,368,067	244,357,561	(240,089,460)	15,636,168	37,022	15,636,168

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SMALL CAP GROWTH FUND I

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	81,417,049	—	—	81,417,049
Consumer Staples	6,087,170	—	—	6,087,170
Energy	8,317,035	—	—	8,317,035
Financials	37,737,930	—	—	37,737,930
Health Care	88,999,661	—	—	88,999,661
Industrials	44,499,450	—	—	44,499,450
Information Technology	110,530,142	—	—	110,530,142
Materials	12,797,326	—	—	12,797,326
Telecommunication Services	2,652,066	—	—	2,652,066
Total Common Stocks	393,037,829	—	—	393,037,829
Investments measured at net asset value
Money Market Funds	—	—	—	15,636,168
Total Investments	393,037,829	—	—	408,673,997

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $356,631,433)	$393,037,829
Affiliated issuers (identified cost $15,636,168)	15,636,168
Total investments (identified cost $372,267,601)	408,673,997
Cash	1,581
Receivable for:
Capital shares sold	2,268,701
Dividends	98,186
Expense reimbursement due from Investment Manager	82
Prepaid expenses	3,560
Trustees' deferred compensation plan	80,524
Total assets	411,126,631
Liabilities
Payable for:
Investments purchased	5,820,993
Capital shares purchased	368,135
Management services fees	9,685
Distribution and/or service fees	1,596
Transfer agent fees	47,032
Plan administration fees	9
Compensation of board members	36,997
Chief compliance officer expenses	32
Other expenses	63,781
Trustees' deferred compensation plan	80,524
Total liabilities	6,428,784
Net assets applicable to outstanding capital stock	$404,697,847
Represented by
Paid-in capital	$344,429,461
Excess of distributions over net investment income	(269,002)
Accumulated net realized gain	24,130,992
Unrealized appreciation (depreciation) on:
Investments	36,406,396
Total — representing net assets applicable to outstanding capital stock	$404,697,847

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$174,183,322
Shares outstanding	10,072,883
Net asset value per share	$17.29
Maximum offering price per share(a)	$18.34
Class B
Net assets	$587,198
Shares outstanding	39,851
Net asset value per share	$14.73
Class C
Net assets	$13,186,636
Shares outstanding	894,839
Net asset value per share	$14.74
Class I
Net assets	$37,970,031
Shares outstanding	2,056,554
Net asset value per share	$18.46
Class K
Net assets	$39,937
Shares outstanding	2,218
Net asset value per share	$18.01
Class R
Net assets	$1,356,019
Shares outstanding	79,775
Net asset value per share	$17.00
Class R4
Net assets	$1,283,028
Shares outstanding	68,042
Net asset value per share	$18.86
Class R5
Net assets	$11,704,074
Shares outstanding	640,209
Net asset value per share	$18.28
Class Y
Net assets	$6,561,770
Shares outstanding	355,983
Net asset value per share	$18.43
Class Z
Net assets	$157,825,832
Shares outstanding	8,705,702
Net asset value per share	$18.13

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$3,107,264
Dividends — affiliated issuers	37,022
Foreign taxes withheld	(13,061)
Total income	3,131,225
Expenses:
Management services fees	3,689,779
Distribution and/or service fees
Class A	440,204
Class B	9,779
Class C	136,468
Class R	7,188
Transfer agent fees
Class A	378,096
Class B	2,109
Class C	29,303
Class K	19
Class R	3,090
Class R4	1,583
Class R5	5,652
Class Z	362,648
Plan administration fees
Class K	96
Compensation of board members	24,840
Custodian fees	18,897
Printing and postage fees	58,927
Registration fees	115,785
Audit fees	32,452
Legal fees	10,728
Line of credit interest expense	1,257
Chief compliance officer expenses	203
Other	30,262
Total expenses	5,359,365
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(135,594)
Expense reductions	(8,076)
Total net expenses	5,215,695
Net investment loss	(2,084,470)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	42,104,386
Net realized gain	42,104,386
Net change in unrealized appreciation (depreciation) on:
Investments	(30,307,187)
Net change in unrealized depreciation	(30,307,187)
Net realized and unrealized gain	11,797,199
Net increase in net assets resulting from operations	$9,712,729

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment loss	$(2,084,470)	$(5,454,904)
Net realized gain	42,104,386	187,012,944
Net change in unrealized depreciation	(30,307,187)	(107,098,517)
Net increase in net assets resulting from operations	9,712,729	74,459,523
Distributions to shareholders
Net realized gains
Class A	(72,930,525)	(35,687,202)
Class B	(535,408)	(447,283)
Class C	(6,640,363)	(3,197,524)
Class I	(17,350,522)	(8,892,749)
Class K	(15,137)	(6,356)
Class R	(633,899)	(347,538)
Class R4	(24,586)	(18,284)
Class R5	(4,433,879)	(1,395,590)
Class Y	(1,637,722)	(760,513)
Class Z	(72,031,076)	(93,625,792)
Total distributions to shareholders	(176,233,117)	(144,378,831)
Increase (decrease) in net assets from capital stock activity	67,977,819	(462,207,963)
Proceeds from regulatory settlements (Note 6)	—	2,181,933
Total decrease in net assets	(98,542,569)	(529,945,338)
Net assets at beginning of year	503,240,416	1,033,185,754
Net assets at end of year	$404,697,847	$503,240,416
Excess of distributions over net investment income	$(269,002)	$(1,336,691)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	925,241	16,390,137	362,024	9,427,704
Distributions reinvested	3,749,664	61,831,964	1,240,559	30,455,715
Redemptions	(2,043,290)	(37,190,673)	(1,531,621)	(41,545,932)
Net increase (decrease)	2,631,615	41,031,428	70,962	(1,662,513)
Class B shares
Subscriptions	994	14,049	1,782	41,107
Distributions reinvested	36,088	509,928	17,537	395,459
Redemptions(a)	(58,247)	(877,652)	(55,350)	(1,388,961)
Net decrease	(21,165)	(353,675)	(36,031)	(952,395)
Class C shares
Subscriptions	122,960	1,757,444	36,712	870,747
Distributions reinvested	388,145	5,484,490	115,796	2,611,190
Redemptions	(292,268)	(4,333,207)	(159,493)	(4,035,891)
Net increase (decrease)	218,837	2,908,727	(6,985)	(553,954)
Class I shares
Subscriptions	878,398	12,836,923	200,109	5,941,104
Distributions reinvested	988,033	17,349,866	350,095	8,892,421
Redemptions	(1,535,272)	(26,500,342)	(1,927,577)	(57,525,171)
Net increase (decrease)	331,159	3,686,447	(1,377,373)	(42,691,646)
Class K shares
Distributions reinvested	840	14,414	239	5,994
Redemptions	(104)	(1,727)	—	—
Net increase	736	12,687	239	5,994
Class R shares
Subscriptions	17,461	294,244	12,190	336,675
Distributions reinvested	38,002	617,158	13,623	332,117
Redemptions	(38,889)	(648,742)	(48,090)	(1,336,240)
Net increase (decrease)	16,574	262,660	(22,277)	(667,448)
Class R4 shares
Subscriptions	74,301	1,321,381	1,118	34,221
Distributions reinvested	1,328	23,840	694	17,911
Redemptions	(9,993)	(168,286)	(4,843)	(136,597)
Net increase (decrease)	65,636	1,176,935	(3,031)	(84,465)
Class R5 shares
Subscriptions	106,776	2,080,423	428,294	12,667,330
Distributions reinvested	254,923	4,433,117	55,212	1,395,209
Redemptions	(148,110)	(2,712,836)	(80,834)	(2,232,192)
Net increase	213,589	3,800,704	402,672	11,830,347

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SMALL CAP GROWTH FUND I

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	218,139	4,024,602	162,599	4,739,379
Distributions reinvested	93,379	1,636,936	29,938	760,120
Redemptions	(90,892)	(1,509,786)	(205,912)	(5,532,176)
Net increase (decrease)	220,626	4,151,752	(13,375)	(32,677)
Class Z shares
Subscriptions	763,065	14,208,749	1,039,444	28,864,010
Distributions reinvested	3,817,872	65,896,476	2,585,855	65,137,683
Redemptions	(3,592,004)	(68,805,071)	(19,013,407)	(521,400,899)
Net increase (decrease)	988,933	11,300,154	(15,388,108)	(427,399,206)
Total net increase (decrease)	4,666,540	67,977,819	(16,373,307)	(462,207,963)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$27.22		$29.40		$33.32		$29.55		$29.94
Income from investment operations:
Net investment loss	(0.11	)(f)	(0.27)		(0.28)		(0.23)		(0.15)
Net realized and unrealized gain	0.40		3.09		1.71		6.90		2.56
Total from investment operations	0.29		2.82		1.43		6.67		2.41
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.35)		(2.90)		(2.80)
Total distributions to shareholders	(10.22)		(5.11)		(5.35)		(2.90)		(2.80)
Proceeds from regulatory settlements	—		0.11		—		—		—
Net asset value, end of period	$17.29		$27.22		$29.40		$33.32		$29.55
Total return	2.88%		11.87	%(a)	3.35%		25.12%		8.81%
Ratios to average net assets(b)
Total gross expenses	1.41	%(c)	1.36%		1.30	%(c)	1.31%		1.33%
Total net expenses(d)	1.36	%(c)(e)	1.36	%(e)	1.30	%(c)(e)	1.31	%(e)	1.31	%(e)
Net investment loss	(0.62%)		(0.98%)		(0.88%)		(0.74%)		(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$174,183		$202,566		$216,670		$254,055		$61,032
Portfolio turnover	142%		117%		148%		104%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$24.86		$27.47		$31.44		$28.19		$28.82
Income from investment operations:
Net investment loss	(0.23	)(f)	(0.43)		(0.49)		(0.42)		(0.35)
Net realized and unrealized gain	0.32		2.83		1.62		6.52		2.45
Total from investment operations	0.09		2.40		1.13		6.10		2.10
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.10)		(2.85)		(2.73)
Total distributions to shareholders	(10.22)		(5.11)		(5.10)		(2.85)		(2.73)
Proceeds from regulatory settlements	—		0.10		—		—		—
Net asset value, end of period	$14.73		$24.86		$27.47		$31.44		$28.19
Total return	2.10%		11.02	%(a)	2.57%		24.20%		7.99%
Ratios to average net assets(b)
Total gross expenses	2.16	%(c)	2.11%		2.05	%(c)	2.06%		2.08%
Total net expenses(d)	2.12	%(c)(e)	2.11	%(e)	2.05	%(c)(e)	2.06	%(e)	2.06	%(e)
Net investment loss	(1.46%)		(1.71%)		(1.64%)		(1.46%)		(1.27%)
Supplemental data
Net assets, end of period (in thousands)	$587		$1,517		$2,666		$3,874		$1,428
Portfolio turnover	142%		117%		148%		104%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.02 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$24.87		$27.47		$31.44		$28.19		$28.82
Income from investment operations:
Net investment loss	(0.21	)(f)	(0.44)		(0.49)		(0.41)		(0.35)
Net realized and unrealized gain	0.30		2.85		1.62		6.51		2.45
Total from investment operations	0.09		2.41		1.13		6.10		2.10
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.10)		(2.85)		(2.73)
Total distributions to shareholders	(10.22)		(5.11)		(5.10)		(2.85)		(2.73)
Proceeds from regulatory settlements	—		0.10		—		—		—
Net asset value, end of period	$14.74		$24.87		$27.47		$31.44		$28.19
Total return	2.12%		11.07	%(a)	2.57%		24.20%		7.99%
Ratios to average net assets(b)
Total gross expenses	2.16	%(c)	2.11%		2.05	%(c)	2.06%		2.07%
Total net expenses(d)	2.12	%(c)(e)	2.11	%(e)	2.05	%(c)(e)	2.06	%(e)	2.06	%(e)
Net investment loss	(1.37%)		(1.72%)		(1.63%)		(1.42%)		(1.27%)
Supplemental data
Net assets, end of period (in thousands)	$13,187		$16,810		$18,762		$22,685		$11,287
Portfolio turnover	142%		117%		148%		104%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$28.27		$30.21		$34.10		$30.09	$30.45
Income from investment operations:
Net investment loss	(0.04	)(f)	(0.15)		(0.14)		(0.04)	(0.02)
Net realized and unrealized gain	0.45		3.19		1.73		6.99	2.59
Total from investment operations	0.41		3.04		1.59		6.95	2.57
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.49)		(2.94)	(2.93)
Total distributions to shareholders	(10.22)		(5.11)		(5.49)		(2.94)	(2.93)
Proceeds from regulatory settlements	—		0.13		—		—	—
Increase from payment by affiliate	—		—		0.01		—	—
Net asset value, end of period	$18.46		$28.27		$30.21		$34.10	$30.09
Total return	3.29%		12.42	%(a)	3.82	%(b)	25.69%	9.27%
Ratios to average net assets(c)
Total gross expenses	0.94	%(d)	0.91%		0.86	%(d)	0.87%	0.88%
Total net expenses(e)	0.94	%(d)	0.91%		0.86	%(d)	0.87%	0.88%
Net investment loss	(0.23%)		(0.52%)		(0.42%)		(0.12%)	(0.06%)
Supplemental data
Net assets, end of period (in thousands)	$37,970		$48,780		$93,740		$77,983	$90,936
Portfolio turnover	142%		117%		148%		104%	113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$27.89		$29.95		$33.85		$29.28
Income from investment operations:
Net investment loss	(0.09	)(g)	(0.23)		(0.24)		(0.11)
Net realized and unrealized gain	0.43		3.16		1.74		4.68
Total from investment operations	0.34		2.93		1.50		4.57
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.40)		—
Total distributions to shareholders	(10.22)		(5.11)		(5.40)		—
Proceeds from regulatory settlements	—		0.12		—		—
Net asset value, end of period	$18.01		$27.89		$29.95		$33.85
Total return	3.02%		12.08	%(b)	3.51%		15.61%
Ratios to average net assets(c)
Total gross expenses	1.24	%(d)	1.21%		1.16	%(d)	1.16	%(e)
Total net expenses(f)	1.24	%(d)	1.21%		1.16	%(d)	1.16	%(e)
Net investment loss	(0.48%)		(0.83%)		(0.74%)		(0.68	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$40		$41		$37		$48
Portfolio turnover	142%		117%		148%		104%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$26.99		$29.25		$33.18		$29.47		$29.88
Income from investment operations:
Net investment loss	(0.16	)(f)	(0.33)		(0.36)		(0.35)		(0.21)
Net realized and unrealized gain	0.39		3.07		1.70		6.93		2.53
Total from investment operations	0.23		2.74		1.34		6.58		2.32
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.27)		(2.87)		(2.73)
Total distributions to shareholders	(10.22)		(5.11)		(5.27)		(2.87)		(2.73)
Proceeds from regulatory settlements	—		0.11		—		—		—
Net asset value, end of period	$17.00		$26.99		$29.25		$33.18		$29.47
Total return	2.61%		11.63	%(a)	3.08%		24.85%		8.48%
Ratios to average net assets(b)
Total gross expenses	1.66	%(c)	1.61%		1.55	%(c)	1.56%		1.57%
Total net expenses(d)	1.62	%(c)(e)	1.61	%(e)	1.55	%(c)(e)	1.56	%(e)	1.56	%(e)
Net investment loss	(0.88%)		(1.22%)		(1.13%)		(1.11%)		(0.74%)
Supplemental data
Net assets, end of period (in thousands)	$1,356		$1,706		$2,500		$3,650		$54
Portfolio turnover	142%		117%		148%		104%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$28.69		$30.64		$34.52		$29.37
Income from investment operations:
Net investment loss	(0.03	)(h)	(0.20)		(0.23)		(0.18)
Net realized and unrealized gain	0.42		3.24		1.78		8.25
Total from investment operations	0.39		3.04		1.55		8.07
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.43)		(2.92)
Total distributions to shareholders	(10.22)		(5.11)		(5.43)		(2.92)
Proceeds from regulatory settlements	—		0.12		—		—
Net asset value, end of period	$18.86		$28.69		$30.64		$34.52
Total return	3.15%		12.18	%(b)	3.59%		30.11%
Ratios to average net assets(c)
Total gross expenses	1.16	%(d)	1.10%		1.04	%(d)	1.09	%(e)
Total net expenses(f)	1.10	%(d)(g)	1.10	%(g)	1.04	%(d)(g)	1.09	%(e)(g)
Net investment loss	(0.16%)		(0.68%)		(0.67%)		(0.67	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$1,283		$69		$167		$818
Portfolio turnover	142%		117%		148%		104%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$28.11		$30.09		$33.90		$29.28
Income from investment operations:
Net investment loss	(0.04	)(h)	(0.16)		(0.14)		(0.07)
Net realized and unrealized gain	0.43		3.17		1.80		4.69
Total from investment operations	0.39		3.01		1.66		4.62
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.48)		—
Total distributions to shareholders	(10.22)		(5.11)		(5.48)		—
Proceeds from regulatory settlements	—		0.12		—		—
Increase from payment by affiliate	—		—		0.01		—
Net asset value, end of period	$18.28		$28.11		$30.09		$33.90
Total return	3.24%		12.33	%(b)	4.07	%(c)	15.78%
Ratios to average net assets(d)
Total gross expenses	0.99	%(e)	0.96%		0.91	%(e)	0.93	%(f)
Total net expenses(g)	0.99	%(e)	0.96%		0.91	%(e)	0.93	%(f)
Net investment loss	(0.23%)		(0.58%)		(0.46%)		(0.41	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$11,704		$11,990		$721		$1,145
Portfolio turnover	142%		117%		148%		104%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$28.24		$30.19		$34.09		$30.08	$30.44
Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.14)		(0.14)		(0.04)	(0.02)
Net realized and unrealized gain	0.44		3.18		1.73		6.99	2.59
Total from investment operations	0.41		3.04		1.59		6.95	2.57
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.49)		(2.94)	(2.93)
Total distributions to shareholders	(10.22)		(5.11)		(5.49)		(2.94)	(2.93)
Proceeds from regulatory settlements	—		0.12		—		—	—
Net asset value, end of period	$18.43		$28.24		$30.19		$34.09	$30.08
Total return	3.30%		12.38	%(b)	3.78%		25.70%	9.27%
Ratios to average net assets(c)
Total gross expenses	0.94	%(d)	0.90%		0.86	%(d)	0.87%	0.88%
Total net expenses(e)	0.94	%(d)	0.90%		0.86	%(d)	0.87%	0.88%
Net investment loss	(0.14%)		(0.50%)		(0.43%)		(0.14%)	(0.07%)
Supplemental data
Net assets, end of period (in thousands)	$6,562		$3,823		$4,491		$14,817	$12,496
Portfolio turnover	142%		117%		148%		104%	113%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.05 per share.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SMALL CAP GROWTH FUND I

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$27.98		$30.01		$33.91		$29.98		$30.35
Income from investment operations:
Net investment loss	(0.07	)(f)	(0.20)		(0.21)		(0.10)		(0.08)
Net realized and unrealized gain	0.44		3.16		1.74		6.95		2.59
Total from investment operations	0.37		2.96		1.53		6.85		2.51
Less distributions to shareholders:
Net realized gains	(10.22)		(5.11)		(5.43)		(2.92)		(2.88)
Total distributions to shareholders	(10.22)		(5.11)		(5.43)		(2.92)		(2.88)
Proceeds from regulatory settlements	—		0.12		—		—		—
Net asset value, end of period	$18.13		$27.98		$30.01		$33.91		$29.98
Total return	3.15%		12.16	%(a)	3.61%		25.42%		9.06%
Ratios to average net assets(b)
Total gross expenses	1.15	%(c)	1.11%		1.05	%(c)	1.07%		1.07%
Total net expenses(d)	1.12	%(c)(e)	1.11	%(e)	1.05	%(c)(e)	1.06	%(e)	1.06	%(e)
Net investment loss	(0.38%)		(0.69%)		(0.64%)		(0.34%)		(0.26%)
Supplemental data
Net assets, end of period (in thousands)	$157,826		$215,938		$693,432		$1,002,689		$839,982
Portfolio turnover	142%		117%		148%		104%		113%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Effective February 1, 2016, the Fund re-opened to permit new investors and new accounts by existing investors. Prior to February 1, 2016, the Fund was closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class B shares are generally closed to new and existing investors.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016
28

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of

Annual Report 2016
29

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $1,248,693, and the administrative services fee paid to the Investment Manager was $126,449.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Annual Report 2016
30

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.22
Class C	0.21
Class K	0.05
Class R	0.22
Class R4	0.21
Class R5	0.05
Class Z	0.22

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $15,567. The liability remaining at August 31, 2016 for non-recurring charges associated with the lease amounted to $10,432 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $8,076.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the

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31

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $36,515 for Class A, $88 for Class B and $101 for Class C shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.35%	1.39%
Class B	2.10	2.14
Class C	2.10	2.14
Class I	0.94	0.98
Class K	1.24	1.28
Class R	1.60	1.64
Class R4	1.10	1.14
Class R5	0.99	1.03
Class Y	0.94	0.98
Class Z	1.10	1.14

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, investments in partnerships, net operating loss reclassification and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$3,152,159
Accumulated net realized gain	(3,152,159)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$27,509,416	$—
Long-term capital gains	148,723,701	144,378,831
Total	$176,233,117	$144,378,831

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32

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,088,490
Undistributed long-term capital gains	22,720,164
Net unrealized appreciation	34,576,986

At August 31, 2016, the cost of investments for federal income tax purposes was $374,097,011 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$53,075,857
Unrealized depreciation	(18,498,871)
Net unrealized appreciation	$34,576,986

For the year ended August 31, 2016, $2,033,760 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $591,115,735 and $700,653,159, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended August 31, 2015, the Fund recorded a receivable of $2,181,933 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement

(neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended August 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $8,850,000 at a weighted average interest rate of 1.28%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2016.

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33

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Note 9. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, affiliated shareholders of record owned 19.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors

(collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in

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34

COLUMBIA SMALL CAP GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
35

COLUMBIA SMALL CAP GROWTH FUND I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund I (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

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COLUMBIA SMALL CAP GROWTH FUND I

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	0.23%
Dividends Received Deduction	0.23%
Capital Gain Dividend	$34,527,813

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
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COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

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COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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COLUMBIA SMALL CAP GROWTH FUND I

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Growth Fund I (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

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COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the thirteenth, seventy-fifth and eighty-fourth percentile (where the best performance would be in the first percentile)

Annual Report 2016
44

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the fourth and third quintile, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

Annual Report 2016
45

COLUMBIA SMALL CAP GROWTH FUND I

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
46

COLUMBIA SMALL CAP GROWTH FUND I

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia Small Cap Growth Fund I

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN226_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA EMERGING MARKETS FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA EMERGING MARKETS FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	21
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Management Agreement	47
Important Information About This Report	51

Annual Report 2016

COLUMBIA EMERGING MARKETS FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Emerging Markets Fund (the Fund) Class A shares returned 13.65% excluding sales charges for the 12-month period that ended August 31, 2016.

■  During the same time period, the Fund outperformed both the MSCI Emerging Markets Index (Net), which returned 11.83%, and the MSCI EAFE Index (Net), a measure of more developed foreign markets, which returned -0.12%.

■  The Fund's relative performance was helped by the strength of its individual stock selection, particularly within the consumer staples and financial sectors.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		13.65	1.15	3.27
Including sales charges		7.07	-0.04	2.67
Class B*	02/28/13
Excluding sales charges		12.80	0.39	2.48
Including sales charges		7.80	0.00	2.48
Class C*	09/28/07
Excluding sales charges		12.90	0.40	2.50
Including sales charges		11.90	0.40	2.50
Class I*	09/27/10	14.22	1.62	3.62
Class K*	02/28/13	13.83	1.33	3.42
Class R*	09/27/10	13.42	0.92	3.00
Class R4*	03/19/13	13.93	1.41	3.51
Class R5*	11/08/12	14.09	1.52	3.57
Class W*	09/27/10	13.78	1.15	3.25
Class Y*	11/08/12	14.27	1.59	3.60
Class Z	01/02/98	13.91	1.41	3.51
MSCI Emerging Markets Index (Net)		11.83	-0.42	3.90
MSCI EAFE Index (Net)		-0.12	5.00	1.71

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/
appended-performance for more information.

The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA EMERGING MARKETS FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

During the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 13.65% excluding sales charges. The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned 11.83% for the same time period. The MSCI EAFE Index (Net), a measure of more developed foreign markets, returned -0.12% for the 12-month period. The Fund's relative performance was helped by the strength of its individual stock selection, particularly within the consumer staples and financial sectors.

Market Overview

While the benchmark finished the reporting period with a double-digit gain, the final number belies the elevated volatility that characterized the 12-month period. In the early part of the period, emerging market stocks came under significant pressure from the combination of slowing growth in China, plunging commodity prices and concerns that the U.S. Federal Reserve (Fed) would begin hiking interest rates aggressively in 2016. The resulting sell-off gained steam through the fourth calendar quarter of 2015 and ultimately reached a crescendo on January 21, at which time the benchmark was down 12.60% from the beginning of the reporting period.

This sell-off set the stage for an equally remarkable rally once the news flow began to improve mid-way through the first quarter. Global central banks provided the primary catalyst for the shift, as the Bank of Japan and European Central Bank both cut interest rates into negative territory. In addition, Fed officials made a series of statements indicating that the central bank would maintain its gradual approach to raising interest rates. In conjunction with signs of stabilizing global growth, these developments fueled a resurgence in investor risk appetites and led to a substantial rally in emerging market equities from mid-January 2016 onward.

Contributors and Detractors

In this potentially challenging environment, the Fund outpaced its benchmark on the strength of its individual stock selection. Our stock picks performed particularly well in the consumer staples sector, led by the Russian company X5 Retail Group NV. Russia's economy has begun to recover and currently appears on track for positive growth in 2017, which has provided a boost to consumer spending. Positions in the snack food producers Nippon Indosari (Indonesia) and Britannia Industries (India) also produced returns in excess of the overall sector.

Financials were an additional area of outperformance for the Fund, led by the Indian companies Yes Bank and IndusInd Bank. Falling interest rates have fueled rising demand for loans in India, which has led to an improving earnings outlook for many stocks in the financial sector. We took advantage of the rally to pare back on both positions. Another Indian stock — the microlender Bharat Financial Inclusion — was an additional beneficiary of rising loan demand, and we sold the stock once it reached our valuation target. Outside of India, shares of the Philippines-based mall and retail operator SM Prime Holdings rose on the strength of the improving outlook for the country's economy, and we capitalized on the gain to take profits in the position.

Portfolio Management

Dara White, CFA

Jasmine Weili Huang, CFA, CPA (U.S. and China), CFM

Robert Cameron

Young Kim

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2016)
Tencent Holdings Ltd. (China)	5.7
Alibaba Group Holding Ltd., ADR (China)	3.6
China Mobile Ltd. (China)	3.5
Samsung Electronics Co., Ltd. (South Korea)	3.3
Naspers Ltd., Class N (South Africa)	3.2
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.1
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.5
X5 Retail Group NV GDR, Registered Shares (Russian Federation)	1.8
PT Telekomunikasi Indonesia Persero Tbk (Indonesia)	1.6
AmBev SA, ADR (Brazil)	1.6

Annual Report 2016
5

COLUMBIA EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at August 31, 2016)
Argentina	0.8
Brazil	4.8
China	22.1
Czech Republic	0.3
Hong Kong	2.4
India	13.2
Indonesia	7.0
Kenya	0.3
Malaysia	1.1
Mexico	2.4
Peru	1.0
Philippines	1.9
Russian Federation	7.6
South Africa	5.9
South Korea	12.6
Taiwan	8.6
Thailand	3.9
Turkey	1.1
United Kingdom	0.2
United States(a)	2.8
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

The information technology sector was an additional source of strength for the Fund, highlighted by its positions in the Chinese internet giants Tencent Holdings and Alibaba Group Holding. Both companies began to demonstrate the ability to monetize their business models effectively, and their stocks reacted in kind.

On the other side of the ledger, we lost some relative performance from our positioning in the health care sector. The Indian companies Lupin and Sun Pharmaceuticals Industries were pressured by the prospect of increased scrutiny from the U.S. Food & Drug Administration. Believing this would lead to increased costs for both, we chose to sell the positions. The Chinese company Sihuan Pharmaceutical Holdings Group also performed poorly due to concerns about inadequate corporate governance, and we eliminated the stock from the portfolio. Outside of health care, Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Brazil), Cuckoo Electronics Co. (South Korea) and Cathay Financial Holding Co. (Taiwan) were the leading detractors from performance.

While we employ a bottom-up approach to investing, certain aspects of our broader sector and country allocations can have an impact on performance as well. During the 12 months ended August 31, 2016, for example, the Fund was adversely impacted by its underweight position in Brazil. Although this was a positive when the country was lagging early in the period, it became a headwind once the market began to rally on news of President Dilma Rousseff's impeachment. We remained on the lookout to reduce the extent of this underweight, as we believed the key members of this country's new government are technocrats with strong economic credentials.

Portfolio Positioning

We maintained our bottom-up approach to investing, highlighted by our preference for companies that we believed could control their own destinies rather than be dependent on broader macroeconomic trends to succeed. We looked for companies with good balance sheets, high returns on capital and steadily rising market share, which led the portfolio to have a higher quality bias than the asset class as a whole. This approach held the Fund in good stead when stock prices were falling in the interval from September 2015 through the January 2016 low, during which we outpaced the benchmark by a meaningful margin.

We continued to find a wealth of interesting investment ideas across the emerging markets, which reflects the reasonable valuations many companies offer in relation to their earnings prospects. At a time of sluggish economic conditions worldwide, the emerging markets are home to a high representation of companies that we believe are delivering robust organic growth. We identified many of the best opportunities in India, Indonesia and Russia, while finding fewer ideas in Korea, Thailand and Malaysia. We believe this disciplined, bottom-up approach — rather than employing a strategy that seeks to assess transitory economic factors or short-term market movements — is the most effective way to add value over time.

Annual Report 2016
6

COLUMBIA EMERGING MARKETS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	16.8
Consumer Staples	11.3
Energy	4.4
Financials	19.0
Health Care	4.4
Industrials	5.5
Information Technology	26.9
Materials	2.0
Telecommunication Services	6.8
Utilities	2.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
7

COLUMBIA EMERGING MARKETS FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,210.90	1,016.99	9.00	8.21	1.62
Class B	1,000.00	1,000.00	1,206.60	1,013.22	13.15	11.99	2.37
Class C	1,000.00	1,000.00	1,207.60	1,013.22	13.15	11.99	2.37
Class I	1,000.00	1,000.00	1,213.40	1,019.20	6.57	5.99	1.18
Class K	1,000.00	1,000.00	1,212.60	1,017.70	8.23	7.51	1.48
Class R	1,000.00	1,000.00	1,210.50	1,015.74	10.39	9.48	1.87
Class R4	1,000.00	1,000.00	1,212.90	1,018.25	7.62	6.95	1.37
Class R5	1,000.00	1,000.00	1,213.40	1,018.95	6.84	6.24	1.23
Class W	1,000.00	1,000.00	1,212.40	1,017.04	8.95	8.16	1.61
Class Y	1,000.00	1,000.00	1,215.10	1,019.20	6.57	5.99	1.18
Class Z	1,000.00	1,000.00	1,213.30	1,018.25	7.62	6.95	1.37

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
8

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%

Issuer	Shares	Value ($)
ARGENTINA 0.8%
Banco Macro SA, ADR	54,718	4,286,608
Globant SA(a)	94,903	3,705,962
Pampa Energia SA, ADR(a)	107,944	2,705,077
Total		10,697,647
BRAZIL 4.8%
AmBev SA, ADR	3,430,305	20,341,709
BB Seguridade Participacoes SA	587,700	5,303,350
Fleury SA	371,300	4,409,561
Itaú Unibanco Holding SA, ADR	629,255	6,972,145
Multiplus SA	671,200	8,792,196
Telefonica Brasil SA, ADR	444,643	6,642,967
Ultrapar Participacoes SA	464,300	10,644,162
Total		63,106,090
CHINA 22.2%
58.Com, Inc., ADR(a)	213,524	9,715,342
AAC Technologies Holdings, Inc.	668,000	7,608,047
Alibaba Group Holding Ltd., ADR(a)	485,763	47,211,306
ANTA Sports Products Ltd.	4,296,000	11,601,236
Baidu, Inc., ADR(a)	25,778	4,409,842
China Animal Healthcare Ltd.(a)(b)	6,354,000	425,918
China Biologic Products, Inc.(a)	67,404	7,417,136
China Mobile Ltd.	3,693,000	45,494,155
Ctrip.com International Ltd., ADR(a)	276,976	13,114,814
ENN Energy Holdings Ltd.	1,802,000	10,076,429
Nexteer Automotive Group Ltd.	2,459,000	3,374,874
Ping An Insurance Group Co. of China Ltd., Class H	6,387,500	32,923,483
Shenzhou International Group Holdings Ltd.	2,425,000	15,906,601
Spring Airlines Co., Ltd., Class A	577,278	4,055,490
Tencent Holdings Ltd.	2,865,100	74,248,733
Zhuzhou CRRC Times Electric Co., Ltd., Class H	928,500	4,925,113
Total		292,508,519
CZECH REPUBLIC 0.3%
Komercni Banka AS	134,645	4,556,590
HONG KONG 2.4%
AIA Group Ltd.	2,540,200	15,998,614

Common Stocks (continued)

Issuer	Shares	Value ($)
Techtronic Industries Co., Ltd.	4,112,500	16,658,643
Total		32,657,257
INDIA 13.3%
Asian Paints Ltd.	262,237	4,532,196
Bharat Petroleum Corp., Ltd.	1,343,626	12,090,952
Bharti Infratel Ltd.	1,017,292	5,322,640
Britannia Industries Ltd.	167,536	8,648,199
Dish TV India Ltd.(a)	8,136,637	11,976,961
Dr. Reddy's Laboratories Ltd.	148,516	6,817,048
Eicher Motors Ltd.	32,807	11,137,283
Havells India Ltd	1,076,425	6,706,132
HCL Technologies Ltd.	893,205	10,377,371
HDFC Bank Ltd., ADR	259,329	18,580,923
Hindustan Petroleum Corp., Ltd.	178,716	3,251,779
Indraprastha Gas Ltd.	682,098	8,157,613
IndusInd Bank Ltd.	375,844	6,650,069
InterGlobe Aviation Ltd.(a)	293,919	3,869,440
ITC Ltd.	3,739,947	14,518,152
Jubilant Foodworks Ltd.	142,842	2,502,641
Natco Pharma Ltd.	463,049	4,759,841
Petronet LNG Ltd.	1,431,289	7,516,886
Syngene International Ltd.	708,911	5,000,045
UPL Ltd.	1,131,556	10,786,321
Yes Bank Ltd.	175,531	3,576,729
Zee Entertainment Enterprises Ltd.	1,045,458	8,414,409
Total		175,193,630
INDONESIA 7.1%
PT Ace Hardware Indonesia Tbk	109,399,000	8,239,000
PT Astra International Tbk	7,910,700	4,852,788
PT Bank Central Asia Tbk	4,661,400	5,282,783
PT Bank Rakyat Indonesia Persero Tbk	19,172,600	16,805,312
PT Matahari Department Store Tbk	5,937,700	8,933,268
PT Mitra Keluarga Karyasehat Tbk	19,847,000	4,185,008
PT Nippon Indosari Corpindo Tbk	60,910,900	7,413,495
PT Pakuwon Jati Tbk	165,424,500	7,404,072
PT Sumber Alfaria Trijaya Tbk	77,727,500	3,310,670
PT Surya Citra Media Tbk	24,972,100	5,692,398
PT Telekomunikasi Indonesia Persero Tbk	67,330,900	21,276,851
Total		93,395,645

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
KENYA 0.2%
Safaricom Ltd.	16,918,200	3,341,867
MALAYSIA 1.1%
MyEg Services Bhd	6,822,000	3,681,281
Tenaga Nasional Bhd	2,941,600	10,691,452
Total		14,372,733
MEXICO 2.4%
Alfa SAB de CV, Class A	5,142,300	8,366,954
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	291,381	5,183,668
Grupo Aeroportuario del Centro Norte Sab de CV	927,900	5,711,968
Grupo Financiero Banorte SAB de CV, Class O	2,210,100	11,910,342
Total		31,172,932
PERU 1.0%
Credicorp Ltd.	81,952	12,840,239
PHILIPPINES 1.9%
GT Capital Holdings, Inc.	218,225	7,177,471
Jollibee Foods Corp.	1,128,160	5,925,855
Metropolitan Bank & Trust Co.	4,661,856	8,351,581
Robinsons Retail Holdings, Inc.	2,053,270	3,699,354
Total		25,154,261
RUSSIAN FEDERATION 7.6%
Lukoil PJSC, ADR	384,897	17,202,972
Magnit PJSC	89,355	14,024,563
Mail.ru Group Ltd., GDR(a)(c)	276,021	4,637,153
Moscow Exchange MICEX-Rights PJSC	5,948,430	11,560,693
Sberbank of Russia PJSC, ADR	1,690,552	15,502,362
X5 Retail Group NV GDR, Registered Shares(a)(c)	866,845	22,928,050
Yandex NV, Class A(a)	681,395	15,017,946
Total		100,873,739
SOUTH AFRICA 5.9%
Aspen Pharmacare Holdings Ltd.	203,336	4,868,336
AVI Ltd.	1,460,080	8,838,738
Clicks Group Ltd.	492,611	4,057,624
Discovery Ltd.	703,573	5,735,015
EOH Holdings Ltd.	367,564	3,593,887
Mr. Price Group Ltd.	242,763	3,046,013

Common Stocks (continued)

Issuer	Shares	Value ($)
Naspers Ltd., Class N	251,923	41,227,502
SPAR Group Ltd. (The)	501,663	6,551,442
Total		77,918,557
SOUTH KOREA 11.9%
AMOREPACIFIC Corp.	26,728	9,237,384
Caregen Co., Ltd.	34,949	3,745,765
Coway Co., Ltd.	79,009	5,901,197
Cuckoo Electronics Co., Ltd.	39,195	4,907,871
Duk San Neolux Co., Ltd.(a)	87,657	2,210,567
EO Technics Co., Ltd.	38,077	2,974,111
Hugel, Inc.(a)	14,968	5,605,982
Hyundai Steel Co.	149,569	6,862,612
I-SENS, Inc.(a)	77,052	2,355,737
Korea Electric Power Corp.	127,676	6,631,590
KT&G Corp.	77,982	8,175,613
LG Uplus Corp.	630,072	6,573,117
LIG Nex1 Co., Ltd.	115,801	9,498,642
Macquarie Korea Infrastructure Fund	455,585	3,590,883
Osstem Implant Co., Ltd.(a)	68,307	3,481,314
Samchuly Bicycle Co., Ltd.	234,753	3,259,145
Samsung Electronics Co., Ltd.	29,527	42,827,993
Samsung SDI Co., Ltd.	71,420	7,386,807
SK Hynix, Inc.	493,011	16,074,952
SK Innovation Co., Ltd.	48,828	6,337,604
Total		157,638,886
TAIWAN 8.7%
Advanced Semiconductor Engineering, Inc.	5,417,000	6,591,324
Cub Elecparts, Inc.	515,024	6,137,837
Eclat Textile Co., Ltd.	316,917	3,998,910
eMemory Technology, Inc.	731,000	7,591,637
Feng TAY Enterprise Co., Ltd.	1,140,160	5,412,679
Hota Industrial Manufacturing Co., Ltd.	1,150,000	5,956,974
Land Mark Optoelectronics Corp.	696,400	7,568,299
Largan Precision Co., Ltd.	113,000	12,635,815
Taiwan Paiho., Ltd.	2,678,000	7,694,213
Taiwan Semiconductor Manufacturing Co., Ltd.	7,305,048	40,567,714
Tung Thih Electronic Co., Ltd.	387,000	5,890,924
Voltronic Power Technology Corp.	297,153	4,596,984
Total		114,643,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
THAILAND 3.9%
Kasikornbank PCL, Foreign Registered Shares	2,832,800	16,189,029
Krungthai Card PCL	1,253,800	5,029,301
Mega Lifesciences PCL, Foreign Registered Shares	7,727,000	4,397,507
Muangthai Leasing PCL	9,778,000	5,420,659
Siam Commercial Bank PCL (The), Foreign Registered Shares	2,353,600	10,863,146
Srisawad Power 1979 PCL	4,720,125	5,381,388
Thai Union Group PCL	7,616,400	4,724,642
Total		52,005,672
TURKEY 1.1%
Coca-Cola Icecek AS	240,047	2,999,928
Turk Traktor ve Ziraat Makineleri AS	135,722	3,962,736
Ulker Biskuvi Sanayi AS	1,075,895	7,574,138
Total		14,536,802
UNITED KINGDOM 0.2%
Randgold Resources Ltd.	21,790	2,045,867
UNITED STATES 1.3%
Atento SA(a)	363,731	3,673,683
Luxoft Holding, Inc.(a)	110,604	5,675,091

Common Stocks (continued)

Issuer	Shares	Value ($)
Universal Display Corp.(a)	128,933	7,425,252
Total		16,774,026
Total Common Stocks (Cost: $1,049,034,659)		1,295,434,269

Preferred Stocks 0.6%

SOUTH KOREA 0.6%
Samsung Electronics Co., Ltd.	7,453	8,839,033
Total Preferred Stocks (Cost: $7,643,864)		8,839,033

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(d)(e)	20,788,666	20,788,666
Total Money Market Funds (Cost: $20,788,666)		20,788,666
Total Investments (Cost: $1,077,467,189)		1,325,061,968
Other Assets & Liabilities, Net		(4,559,998)
Net Assets		1,320,501,970

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2016, the value of these securities amounted to $425,918, which represents 0.03% of net assets.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At August 31, 2016, the value of these securities amounted to $27,565,203 or 2.09% of net assets.

(d)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,058,111	504,537,896	(495,807,341)	20,788,666	89,195	20,788,666

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Argentina	10,697,647	—	—	10,697,647
Brazil	63,106,090	—	—	63,106,090
China	81,868,440	210,214,161	425,918	292,508,519
Czech Republic	—	4,556,590	—	4,556,590
Hong Kong	—	32,657,257	—	32,657,257
India	18,580,923	156,612,707	—	175,193,630
Indonesia	—	93,395,645	—	93,395,645
Kenya	—	3,341,867	—	3,341,867
Malaysia	—	14,372,733	—	14,372,733
Mexico	31,172,932	—	—	31,172,932
Peru	12,840,239	—	—	12,840,239
Philippines	—	25,154,261	—	25,154,261
Russian Federation	32,220,918	68,652,821	—	100,873,739
South Africa	—	77,918,557	—	77,918,557
South Korea	—	157,638,886	—	157,638,886
Taiwan	—	114,643,310	—	114,643,310
Thailand	—	52,005,672	—	52,005,672
Turkey	—	14,536,802	—	14,536,802
United Kingdom	—	2,045,867	—	2,045,867
United States	16,774,026	—	—	16,774,026
Total Common Stocks	267,261,215	1,027,747,136	425,918	1,295,434,269
Preferred Stocks
South Korea	—	8,839,033	—	8,839,033
Investments measured at net asset value
Money Market Funds	—	—	—	20,788,666
Total Investments	267,261,215	1,036,586,169	425,918	1,325,061,968

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA EMERGING MARKETS FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
5,214,233	—	—	5,214,233

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,056,678,523)	$1,304,273,302
Affiliated issuers (identified cost $20,788,666)	20,788,666
Total investments (identified cost $1,077,467,189)	1,325,061,968
Cash	9,943
Foreign currency (identified cost $2,221,374)	2,221,374
Receivable for:
Investments sold	1,434,857
Capital shares sold	1,472,972
Dividends	914,665
Prepaid expenses	10,503
Trustees' deferred compensation plan	48,426
Total assets	1,331,174,708
Liabilities
Payable for:
Investments purchased	7,015,282
Capital shares purchased	963,659
Foreign capital gains taxes deferred	2,246,682
Management services fees	39,116
Distribution and/or service fees	2,752
Transfer agent fees	115,914
Plan administration fees	18
Compensation of board members	7,772
Chief compliance officer expenses	89
Other expenses	233,028
Trustees' deferred compensation plan	48,426
Total liabilities	10,672,738
Net assets applicable to outstanding capital stock	$1,320,501,970
Represented by
Paid-in capital	$1,223,190,024
Excess of distributions over net investment income	(683,147)
Accumulated net realized loss	(147,344,275)
Unrealized appreciation (depreciation) on:
Investments	247,594,779
Foreign currency translations	(8,729)
Foreign capital gains tax	(2,246,682)
Total — representing net assets applicable to outstanding capital stock	$1,320,501,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$244,190,382
Shares outstanding	24,436,389
Net asset value per share	$9.99
Maximum offering price per share(a)	$10.60
Class B
Net assets	$1,408,135
Shares outstanding	147,849
Net asset value per share	$9.52
Class C
Net assets	$19,418,736
Shares outstanding	2,035,556
Net asset value per share	$9.54
Class I
Net assets	$206,575,450
Shares outstanding	20,405,109
Net asset value per share	$10.12
Class K
Net assets	$78,878
Shares outstanding	7,859
Net asset value per share	$10.04
Class R
Net assets	$9,683,464
Shares outstanding	978,853
Net asset value per share	$9.89
Class R4
Net assets	$2,205,374
Shares outstanding	217,465
Net asset value per share	$10.14
Class R5
Net assets	$113,041,253
Shares outstanding	11,166,176
Net asset value per share	$10.12
Class W
Net assets	$54,785,391
Shares outstanding	5,485,060
Net asset value per share	$9.99
Class Y
Net assets	$22,103,990
Shares outstanding	2,173,927
Net asset value per share	$10.17
Class Z
Net assets	$647,010,917
Shares outstanding	64,234,301
Net asset value per share	$10.07

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$19,503,822
Dividends — affiliated issuers	89,195
Interest	59
Foreign taxes withheld	(2,326,516)
Total income	17,266,560
Expenses:
Management services fees	12,557,771
Distribution and/or service fees
Class A	580,051
Class B	18,344
Class C	190,994
Class R	40,367
Class W	20,750
Transfer agent fees
Class A	476,858
Class B	3,841
Class C	39,336
Class K	42
Class R	16,472
Class R4	3,645
Class R5	38,833
Class W	14,039
Class Z	1,252,913
Plan administration fees
Class K	209
Compensation of board members	36,980
Custodian fees	474,912
Printing and postage fees	138,453
Registration fees	159,610
Audit fees	63,453
Legal fees	29,520
Line of credit interest expense	1,357
Chief compliance officer expenses	516
Other	199,671
Total expenses	16,358,937
Expense reductions	(1,812)
Total net expenses	16,357,125
Net investment income	909,435
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(71,020,191)
Foreign currency translations	(944,430)
Net realized loss	(71,964,621)
Net change in unrealized appreciation (depreciation) on:
Investments	233,130,998
Foreign currency translations	18,697
Foreign capital gains tax	(2,246,682)
Net change in unrealized appreciation	230,903,013
Net realized and unrealized gain	158,938,392
Net increase in net assets resulting from operations	$159,847,827

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income	$909,435	$2,078,799
Net realized loss	(71,964,621)	(71,138,936)
Net change in unrealized appreciation (depreciation)	230,903,013	(235,621,986)
Net increase (decrease) in net assets resulting from operations	159,847,827	(304,682,123)
Distributions to shareholders
Net investment income
Class A	—	(10,564)
Class I	—	(711,105)
Class K	—	(370)
Class R4	—	(836)
Class R5	—	(15,205)
Class W	—	(4)
Class Y	—	(18,877)
Class Z	—	(2,847,786)
Total distributions to shareholders	—	(3,604,747)
Decrease in net assets from capital stock activity	(23,495,888)	(82,410,927)
Total increase (decrease) in net assets	136,351,939	(390,697,797)
Net assets at beginning of year	1,184,150,031	1,574,847,828
Net assets at end of year	$1,320,501,970	$1,184,150,031
Excess of distributions over net investment income	$(683,147)	$(945,045)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,327,630	29,799,138	3,874,794	39,633,768
Distributions reinvested	—	—	1,055	10,310
Redemptions	(6,077,207)	(54,460,832)	(5,404,992)	(54,656,539)
Net decrease	(2,749,577)	(24,661,694)	(1,529,143)	(15,012,461)
Class B shares
Subscriptions	5,032	44,437	7,828	77,258
Redemptions(a)	(165,213)	(1,395,472)	(269,797)	(2,655,593)
Net decrease	(160,181)	(1,351,035)	(261,969)	(2,578,335)
Class C shares
Subscriptions	347,938	3,012,329	539,018	5,292,880
Redemptions	(733,050)	(6,243,801)	(676,372)	(6,633,044)
Net decrease	(385,112)	(3,231,472)	(137,354)	(1,340,164)
Class I shares
Subscriptions	8,846,505	81,000,588	2,050,692	20,687,009
Distributions reinvested	—	—	72,413	711,091
Redemptions	(3,042,209)	(27,612,401)	(1,198,281)	(12,438,393)
Net increase	5,804,296	53,388,187	924,824	8,959,707
Class K shares
Subscriptions	—	—	10	101
Distributions reinvested	—	—	37	365
Redemptions	(2,985)	(25,916)	(8,008)	(82,348)
Net decrease	(2,985)	(25,916)	(7,961)	(81,882)
Class R shares
Subscriptions	481,326	4,262,363	296,050	2,998,912
Redemptions	(304,670)	(2,682,379)	(250,445)	(2,529,410)
Net increase	176,656	1,579,984	45,605	469,502
Class R4 shares
Subscriptions	86,478	794,913	205,002	2,201,092
Distributions reinvested	—	—	84	829
Redemptions	(74,407)	(686,169)	(26,824)	(271,603)
Net increase	12,071	108,744	178,262	1,930,318
Class R5 shares
Subscriptions	11,363,469	101,539,595	1,876,656	19,546,076
Distributions reinvested	—	—	1,547	15,205
Redemptions	(2,177,212)	(19,945,951)	(177,693)	(1,777,242)
Net increase	9,186,257	81,593,644	1,700,510	17,784,039
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	5,749,024	53,044,085	—	—
Distributions reinvested	—	—	—	4
Redemptions	(270,509)	(2,678,741)	(5,654)	(54,765)
Net increase (decrease)	5,478,515	50,365,344	(5,654)	(54,761)
Class Y shares
Subscriptions	2,219,755	19,740,788	318,963	3,269,168
Distributions reinvested	—	—	1,913	18,865
Redemptions	(646,966)	(5,849,048)	(93,927)	(940,649)
Net increase	1,572,789	13,891,740	226,949	2,347,384
Class Z shares
Subscriptions	19,741,973	177,835,783	43,726,071	446,533,740
Distributions reinvested	—	—	22,101	216,800
Redemptions	(41,608,748)	(372,989,197)	(53,999,466)	(541,584,814)
Net decrease	(21,866,775)	(195,153,414)	(10,251,294)	(94,834,274)
Total net decrease	(2,934,046)	(23,495,888)	(9,117,225)	(82,410,927)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.79		$10.94		$9.13		$9.08		$10.01		$11.48
Income from investment operations:
Net investment income (loss)	(0.01)		(0.01)		(0.01)		0.14		0.05		0.05
Net realized and unrealized gain (loss)	1.21		(2.14)		1.84		(0.05)		(0.55)		(0.95)
Total from investment operations	1.20		(2.15)		1.83		0.09		(0.50)		(0.90)
Less distributions to shareholders:
Net investment income	—		(0.00	)(b)	(0.02)		(0.04)		—		—
Net realized gains	—		—		—		—		(0.43)		(0.57)
Total distributions to shareholders	—		(0.00	)(b)	(0.02)		(0.04)		(0.43)		(0.57)
Redemption fees:
Net asset value, end of period	$9.99		$8.79		$10.94		$9.13		$9.08		$10.01
Total return	13.65%		(19.65%)		20.01%		0.98%		(4.80%)		(8.06%)
Ratios to average net assets(c)
Total gross expenses	1.67	%(d)	1.62	%(d)	1.67	%(d)	1.76%		2.08	%(e)	2.08	%(d)
Total net expenses(f)	1.67	%(d)(g)	1.62	%(d)(g)	1.67	%(d)(g)	1.75	%(g)	1.92	%(e)(g)	1.87	%(d)(g)
Net investment income (loss)	(0.16%)		(0.07%)		(0.07%)		1.42%		1.41	%(e)	0.54%
Supplemental data
Net assets, end of period (in thousands)	$244,190		$238,932		$314,231		$300,601		$11,177		$12,260
Portfolio turnover	81%		76%		80%		81%		35%		117%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.44		$10.59		$8.89		$10.17
Income from investment operations:
Net investment income (loss)	(0.09)		(0.10)		(0.09)		0.04
Net realized and unrealized gain (loss)	1.17		(2.05)		1.79		(1.32)
Total from investment operations	1.08		(2.15)		1.70		(1.28)
Net asset value, end of period	$9.52		$8.44		$10.59		$8.89
Total return	12.80%		(20.30%)		19.12%		(12.59%)
Ratios to average net assets(b)
Total gross expenses	2.43	%(c)	2.37	%(c)	2.42	%(c)	2.49	%(d)
Total net expenses(e)	2.43	%(c)(f)	2.37	%(c)(f)	2.42	%(c)(f)	2.49	%(d)(f)
Net investment income (loss)	(1.03%)		(0.96%)		(0.89%)		0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,408		$2,600		$6,035		$8,713
Portfolio turnover	81%		76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.45		$10.60		$8.90		$8.89		$9.84		$11.39
Income from investment operations:
Net investment income (loss)	(0.08)		(0.08)		(0.08)		0.05		0.02		(0.03)
Net realized and unrealized gain (loss)	1.17		(2.07)		1.78		(0.03)		(0.54)		(0.95)
Total from investment operations	1.09		(2.15)		1.70		0.02		(0.52)		(0.98)
Less distributions to shareholders:
Net investment income	—		—		—		(0.01)		—		—
Net realized gains	—		—		—		—		(0.43)		(0.57)
Total distributions to shareholders	—		—		—		(0.01)		(0.43)		(0.57)
Redemption fees:
Net asset value, end of period	$9.54		$8.45		$10.60		$8.90		$8.89		$9.84
Total return	12.90%		(20.28%)		19.10%		0.26%		(5.09%)		(8.86%)
Ratios to average net assets(b)
Total gross expenses	2.42	%(c)	2.37	%(c)	2.42	%(c)	2.53%		2.83	%(d)	2.83	%(c)
Total net expenses(e)	2.42	%(c)(f)	2.37	%(c)(f)	2.42	%(c)(f)	2.50	%(f)	2.67	%(d)(f)	2.62	%(c)(f)
Net investment income (loss)	(0.92%)		(0.83%)		(0.81%)		0.49%		0.65	%(d)	(0.27%)
Supplemental data
Net assets, end of period (in thousands)	$19,419		$20,462		$27,126		$23,756		$2,820		$2,879
Portfolio turnover	81%		76%		80%		81%		35%		117%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,									Year Ended March 31,
Class I	2016		2015		2014		2013	2012(a)		2012
Per share data
Net asset value, beginning of period	$8.86		$11.04		$9.21		$9.13	$10.04		$11.48
Income from investment operations:
Net investment income	0.04		0.04		0.03		0.08	0.07		0.06
Net realized and unrealized gain (loss)	1.22		(2.17)		1.86		0.06 (b)	(0.55)		(0.93)
Total from investment operations	1.26		(2.13)		1.89		0.14	(0.48)		(0.87)
Less distributions to shareholders:
Net investment income	—		(0.05)		(0.06)		(0.06)	—		—
Net realized gains	—		—		—		—	(0.43)		(0.57)
Total distributions to shareholders	—		(0.05)		(0.06)		(0.06)	(0.43)		(0.57)
Net asset value, end of period	$10.12		$8.86		$11.04		$9.21	$9.13		$10.04
Total return	14.22%		(19.33%)		20.60%		1.47%	(4.58%)		(7.79%)
Ratios to average net assets(c)
Total gross expenses	1.21	%(d)	1.15	%(d)	1.18	%(d)	1.37%	1.53	%(e)	1.56	%(d)
Total net expenses(f)	1.21	%(d)	1.15	%(d)	1.18	%(d)	1.29%	1.48	%(e)	1.51	%(d)
Net investment income	0.40%		0.42%		0.34%		0.75%	1.86	%(e)	0.65%
Supplemental data
Net assets, end of period (in thousands)	$206,575		$129,430		$151,003		$184,937	$239,618		$214,524
Portfolio turnover	81%		76%		80%		81%	35%		117%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.82		$10.98		$9.17		$10.44
Income from investment operations:
Net investment income (loss)	(0.01)		(0.01)		(0.00	)(b)	0.11
Net realized and unrealized gain (loss)	1.23		(2.13)		1.85		(1.38)
Total from investment operations	1.22		(2.14)		1.85		(1.27)
Less distributions to shareholders:
Net investment income	—		(0.02)		(0.04)		—
Total distributions to shareholders	—		(0.02)		(0.04)		—
Net asset value, end of period	$10.04		$8.82		$10.98		$9.17
Total return	13.83%		(19.50%)		20.21%		(12.16%)
Ratios to average net assets(c)
Total gross expenses	1.52	%(d)	1.44	%(d)	1.47	%(d)	1.51	%(e)
Total net expenses(f)	1.52	%(d)	1.44	%(d)	1.47	%(d)	1.51	%(e)
Net investment income (loss)	(0.07%)		(0.06%)		(0.04%)		2.21	%(e)
Supplemental data
Net assets, end of period (in thousands)	$79		$96		$206		$506
Portfolio turnover	81%		76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.72		$10.89		$9.09		$9.06		$9.99		$11.49
Income from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.03)		0.11		0.04		(0.06)
Net realized and unrealized gain (loss)	1.20		(2.14)		1.83		(0.05)		(0.54)		(0.87)
Total from investment operations	1.17		(2.17)		1.80		0.06		(0.50)		(0.93)
Less distributions to shareholders:
Net investment income	—		—		—		(0.03)		—		—
Net realized gains	—		—		—		—		(0.43)		(0.57)
Total distributions to shareholders	—		—		—		(0.03)		(0.43)		(0.57)
Net asset value, end of period	$9.89		$8.72		$10.89		$9.09		$9.06		$9.99
Total return	13.42%		(19.93%)		19.80%		0.67%		(4.81%)		(8.32%)
Ratios to average net assets(b)
Total gross expenses	1.92	%(c)	1.87	%(c)	1.91	%(c)	2.02%		2.33	%(d)	2.37	%(c)
Total net expenses(e)	1.92	%(c)(f)	1.87	%(c)(f)	1.91	%(c)(f)	2.00	%(f)	2.17	%(d)(f)	2.20	%(c)(f)
Net investment income (loss)	(0.37%)		(0.30%)		(0.26%)		1.09%		1.15	%(d)	(0.58%)
Supplemental data
Net assets, end of period (in thousands)	$9,683		$6,997		$8,237		$5,863		$491		$514
Portfolio turnover	81%		76%		80%		81%		35%		117%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.90		$11.08		$9.24		$10.42
Income from investment operations:
Net investment income	0.01		0.09		0.04		0.06
Net realized and unrealized gain (loss)	1.23		(2.24)		1.84		(1.24)
Total from investment operations	1.24		(2.15)		1.88		(1.18)
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.04)		—
Total distributions to shareholders	—		(0.03)		(0.04)		—
Net asset value, end of period	$10.14		$8.90		$11.08		$9.24
Total return	13.93%		(19.45%)		20.36%		(11.32%)
Ratios to average net assets(b)
Total gross expenses	1.42	%(c)	1.39	%(c)	1.41	%(c)	1.54	%(d)
Total net expenses(e)	1.42	%(c)(f)	1.39	%(c)(f)	1.41	%(c)(f)	1.53	%(d)(f)
Net investment income	0.13%		0.91%		0.35%		1.31	%(d)
Supplemental data
Net assets, end of period (in thousands)	$2,205		$1,827		$301		$37
Portfolio turnover	81%		76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.87		$11.05		$9.22		$9.72
Income from investment operations:
Net investment income	0.05		0.11		0.05		0.13
Net realized and unrealized gain (loss)	1.20		(2.24)		1.84		(0.57)
Total from investment operations	1.25		(2.13)		1.89		(0.44)
Less distributions to shareholders:
Net investment income	—		(0.05)		(0.06)		(0.06)
Total distributions to shareholders	—		(0.05)		(0.06)		(0.06)
Net asset value, end of period	$10.12		$8.87		$11.05		$9.22
Total return	14.09%		(19.35%)		20.58%		(4.60%)
Ratios to average net assets(b)
Total gross expenses	1.26	%(c)	1.21	%(c)	1.22	%(c)	1.32	%(d)
Total net expenses(e)	1.26	%(c)	1.21	%(c)	1.22	%(c)	1.29	%(d)
Net investment income	0.54%		1.08%		0.46%		1.65	%(d)
Supplemental data
Net assets, end of period (in thousands)	$113,041		$17,559		$3,087		$1,381
Portfolio turnover	81%		76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class W	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.78		$10.94		$9.13		$9.07		$10.00		$11.48
Income from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.07)		0.02		0.05		0.07
Net realized and unrealized gain (loss)	1.23		(2.14)		1.89		0.08	(b)	(0.55)		(0.98)
Total from investment operations	1.21		(2.16)		1.82		0.10		(0.50)		(0.91)
Less distributions to shareholders:
Net investment income	—		(0.00	)(c)	(0.01)		(0.04)		—		—
Net realized gains	—		—		—		—		(0.43)		(0.57)
Total distributions to shareholders	—		(0.00	)(c)	(0.01)		(0.04)		(0.43)		(0.57)
Net asset value, end of period	$9.99		$8.78		$10.94		$9.13		$9.07		$10.00
Total return	13.78%		(19.74%)		19.98%		1.09%		(4.81%)		(8.15%)
Ratios to average net assets(d)
Total gross expenses	1.67	%(e)	1.62	%(e)	1.67	%(e)	1.91%		2.09	%(f)	2.09	%(e)
Total net expenses(g)	1.67	%(e)(h)	1.62	%(e)(h)	1.67	%(e)(h)	1.77	%(h)	1.92	%(f)(h)	1.85	%(e)(h)
Net investment income (loss)	(0.24%)		(0.15%)		(0.68%)		0.25%		1.41	%(f)	0.73%
Supplemental data
Net assets, end of period (in thousands)	$54,785		$57		$133		$31,426		$31,470		$30,863
Portfolio turnover	81%		76%		80%		81%		35%		117%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.90		$11.09		$9.24		$9.74
Income from investment operations:
Net investment income	0.05		0.05		0.06		0.09
Net realized and unrealized gain (loss)	1.22		(2.19)		1.85		(0.53)
Total from investment operations	1.27		(2.14)		1.91		(0.44)
Less distributions to shareholders:
Net investment income	—		(0.05)		(0.06)		(0.06)
Total distributions to shareholders	—		(0.05)		(0.06)		(0.06)
Net asset value, end of period	$10.17		$8.90		$11.09		$9.24
Total return	14.27%		(19.34%)		20.73%		(4.57%)
Ratios to average net assets(b)
Total gross expenses	1.20	%(c)	1.15	%(c)	1.19	%(c)	1.31	%(d)
Total net expenses(e)	1.20	%(c)	1.15	%(c)	1.19	%(c)	1.31	%(d)
Net investment income	0.58%		0.46%		0.56%		1.16	%(d)
Supplemental data
Net assets, end of period (in thousands)	$22,104		$5,351		$4,148		$465
Portfolio turnover	81%		76%		80%		81%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$8.84		$11.00		$9.18		$9.11		$10.03		$11.49
Income from investment operations:
Net investment income	0.01		0.02		0.03		0.09		0.06		0.09
Net realized and unrealized gain (loss)	1.22		(2.15)		1.83		0.03	(b)	(0.55)		(0.98)
Total from investment operations	1.23		(2.13)		1.86		0.12		(0.49)		(0.89)
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.04)		(0.05)		—		—
Net realized gains	—		—		—		—		(0.43)		(0.57)
Total distributions to shareholders	—		(0.03)		(0.04)		(0.05)		(0.43)		(0.57)
Redemption fees:
Net asset value, end of period	$10.07		$8.84		$11.00		$9.18		$9.11		$10.03
Total return	13.91%		(19.41%)		20.28%		1.29%		(4.69%)		(7.96%)
Ratios to average net assets(c)
Total gross expenses	1.42	%(d)	1.37	%(d)	1.41	%(d)	1.60%		1.83	%(e)	1.83	%(d)
Total net expenses(f)	1.42	%(d)(g)	1.37	%(d)(g)	1.41	%(d)(g)	1.52	%(g)	1.67	%(e)(g)	1.61	%(d)(g)
Net investment income	0.07%		0.18%		0.25%		0.94%		1.65	%(e)	0.87%
Supplemental data
Net assets, end of period (in thousands)	$647,011		$760,839		$1,060,340		$646,228		$174,554		$206,451
Portfolio turnover	81%		76%		80%		81%		35%		117%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal

Annual Report 2016
32

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the

Annual Report 2016
33

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.18% to 0.72% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative

Annual Report 2016
34

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 1.12% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $3,910,352, and the administrative services fee paid to the Investment Manager was $292,437.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016 the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.21
Class Z	0.21

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $36,397. The liability remaining at August 31, 2016 for non-recurring charges associated with the lease amounted to $20,692 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of

Annual Report 2016
35

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,812.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $145,083 for Class A, $94 for Class B and $846 for Class C shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.75%	1.74%
Class B	2.50	2.49
Class C	2.50	2.49
Class I	1.32	1.33
Class K	1.62	1.63
Class R	2.00	1.99
Class R4	1.50	1.49
Class R5	1.37	1.38
Class W	1.75	1.74
Class Y	1.32	1.33
Class Z	1.50	1.49

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income

Annual Report 2016
36

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings, excess distributions and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(647,537)
Accumulated net realized loss	1,914,317
Paid-in capital	(1,266,780)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$—	$3,319,253
Long-term capital gains	—	285,494
Total	$—	$3,604,747

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(146,153,490)
Net unrealized appreciation	245,947,080

At August 31, 2016, the cost of investments for federal income tax purposes was $1,079,114,888 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$269,670,081
Unrealized depreciation	(23,723,001)
Net unrealized appreciation	$245,947,080

The following capital loss carryforwards, determined at August 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	113,253,752
No expiration — long-term	32,899,738
Total	146,153,490

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat late-year ordinary losses of $170,257 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $898,417,334 and $938,409,216, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions

Annual Report 2016
37

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

(sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended August 31, 2016, the average daily loan balance outstanding on days when borrowing existed was $3,780,000 at a weighted average interest rate of 1.34%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, one unaffiliated shareholder of record owned 41.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 34.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Annual Report 2016
38

COLUMBIA EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
39

COLUMBIA EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

Annual Report 2016
40

COLUMBIA EMERGING MARKETS FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Foreign Taxes Paid	$3,296,198
Foreign Taxes Paid Per Share	$0.03
Foreign Source Income	$19,503,882
Foreign Source Income Per Share	$0.15

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
41

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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42

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
43

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
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COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

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45

COLUMBIA EMERGING MARKETS FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Emerging Markets Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
47

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twenty-sixth, forty-first and twenty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
48

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
49

COLUMBIA EMERGING MARKETS FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
50

COLUMBIA EMERGING MARKETS FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Emerging Markets Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN142_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Board Consideration and Approval of Management Agreement	43
Important Information About This Report	47

Annual Report 2016

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Energy and Natural Resources Fund (the Fund) Class A shares returned 5.54%, excluding sales charges, for the 12-month period that ended August 31, 2016.

■  During the same time period, the Fund underperformed its Blended Index, which returned 7.99%, as well as the S&P North American Natural Resources Sector Index, which returned 8.24%.

■  A slight underperformance in energy was partially offset by outperformance from the Fund's holdings in the materials sector.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		5.54	-2.47	0.69
Including sales charges		-0.53	-3.62	0.10
Class B*	03/07/11
Excluding sales charges		4.75	-3.19	-0.15
Including sales charges		-0.25	-3.54	-0.15
Class C*	09/28/07
Excluding sales charges		4.75	-3.20	-0.04
Including sales charges		3.75	-3.20	-0.04
Class I*	09/27/10	6.08	-1.98	1.08
Class K*	03/07/11	5.75	-2.29	0.78
Class R*	09/27/10	5.24	-2.70	0.40
Class R4*	11/08/12	5.89	-2.21	0.94
Class R5*	11/08/12	5.99	-2.09	1.00
Class Z	12/31/92	5.86	-2.21	0.94
Blended Index		7.99	-0.75	1.82
S&P North American Natural Resources Sector Index		8.24	-1.43	2.18

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.

The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 5.54% excluding sales charges. During the same time period, the Fund underperformed its Blended Index, which returned 7.99%, as well as the S&P North American Natural Resources Sector Index, which returned 8.24%. A slight underperformance in energy was partially offset by outperformance from the Fund's materials holdings.

Market Overview

Oil and natural gas prices rose during the period, but volatility masked some big moves within both. Domestic oil started the period at just under $50/barrel, fell into the $20s early in 2016, then rallied to just over $50 in June, after which the pattern was relatively sideways through the final months of the period. Oil prices were tested because of bloated inventories, increased OPEC production and, early in 2016, warmer weather. However, a decline in U.S. production helped strengthen the market for oil, and unplanned outages in Nigeria and forest fires in Canada and other parts of the world also helped tighten the supply/demand balance. Natural gas prices also were volatile, starting the period at approximately $2.70/cubic foot, falling below $2.00 in March then rallying to $2.90. The supply/demand outlook for natural gas brightened as a warmer summer materialized.

Certain commodity prices within the materials sector were also up strongly for the period. The price of gold took off after the U.K. vote to exit the European Union. Corn prices rallied early in the period, then pulled back. Iron ore traded all the way down to $40 in December then rallied up to approximately $70 in the spring of 2016.

Contributors and Detractors

A well-timed move away from more defensive energy stocks near the end of February 2016, especially within the exploration & production (E&P) segment, was the single biggest source of outperformance relative to the benchmark within energy holdings. An outsized position in Exxon also aided relative results. Exxon was one of the best individual contributors to Fund performance for the period. Positions in Devon Energy and Hess also added to Fund gains. However, these positive results were outweighed by underperformance among midstream energy holdings, where the Fund was overweight relative to the Blended Index. Mid-stream energy company business models proved to be more vulnerable than expected, as access to the capital markets seized up. In that regard, Kinder Morgan and Plains GP were particular disappointments. Kinder Morgan was forced to cut its dividend dramatically to shore up its financial situation. The company, which historically had depended on the capital markets to fund its growth, faced a potential credit rating downgrade. As a result, Kinder Morgan abandoned the model that had worked well for them in the past. The crisis of confidence that ensued spilled over to other parts of the industry and also affected Plains GP. The Fund also lost ground with positions in natural gas companies Williams Energy and Energy Transfer, whose proposed merger raised questions about how the deal would be funded. The prospect of increased debt for the combined

Portfolio Management

Josh Kapp, CFA

Jonathan Mogil, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2016
5

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at August 31, 2016)
Exxon Mobil Corp. (United States)	11.1
Royal Dutch Shell PLC, Class A (United Kingdom)	5.4
BP PLC (United Kingdom)	4.1
Chevron Corp. (United States)	3.2
Schlumberger Ltd. (United States)	3.1
Dow Chemical Co. (The) (United States)	3.0
PPG Industries, Inc. (United States)	2.8
Suncor Energy, Inc. (Canada)	2.7
VanEck Vectors Gold Miners ETF (United States)	2.7
Eastman Chemical Co. (United States)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at August 31, 2016)
Australia	0.5
Belgium	0.9
Canada	8.5
France	4.0
Germany	2.2
Ireland	0.3
Netherlands	2.5
Switzerland	1.2
United Kingdom	13.1
United States(a)	66.8
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2016, the Fund invested 50.5% in foreign companies in accordance with its principal investment strategy.

(a) Includes investments in Money Market Funds and Exchange-Traded Funds.

company ruffled investors, and shares of both companies suffered sharp declines.

Materials stocks outperformed relative to the Blended Index, with particularly solid gains from chemical and metals and mining holdings. Within chemicals, Albemarle shares rallied as investors continued to gain an appreciation for the potential of lithium, used in electric vehicle batteries, and one of the company's key products. Within metals, domestic steel producer Steel Dynamics benefited from higher prices. An overweight in Eastman Chemical detracted from Fund results as competitive pressures increased.

Fund Positioning

Within energy, we made continuous adjustments to positioning. We reduced exposure to mid-stream companies, integrated oils and, to a lesser extent, independent refiners. We used the proceeds of these transactions to increase exposure to domestic E&P companies. Within materials, we added some risk to the Fund last year with the addition of cyclical names such as Alcoa and Steel Dynamics. That was a drag on performance early in 2016, but we more than made up for it as the stocks rallied later in the year. As valuations rose, we trimmed metals positions and added to names that we think offer a more reasonable combination of growth and value. Overall, we have incrementally shifted the Fund to a more middle ground, aiming to underweight stocks whose valuations, in our estimation, have grown rich, and cyclical commodity stocks, which have run up with rising commodity prices.

Annual Report 2016
6

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2016)
Energy	63.1
Materials	36.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Summary of Investments in Securities by Industry (%) (at August 31, 2016)
Chemicals	24.6
Construction Materials	0.6
Containers & Packaging	2.6
Diversified Financial Services	3.4
Energy Equipment & Services	6.2
Metals & Mining	7.4
Oil, Gas & Consumable Fuels	54.0
Money Market Funds	1.0
Total	99.8

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Issuers engaged in the energy and natural resources industry may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The values of natural resources are affected by numerous factors including naturally occurring events, demand, inflation, interest rates, and local and international politics. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
7

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,186.00	1,018.50	7.25	6.70	1.32
Class B	1,000.00	1,000.00	1,181.40	1,014.73	11.35	10.48	2.07
Class C	1,000.00	1,000.00	1,181.40	1,014.73	11.35	10.48	2.07
Class I	1,000.00	1,000.00	1,189.30	1,020.81	4.73	4.37	0.86
Class K	1,000.00	1,000.00	1,186.40	1,019.25	6.43	5.94	1.17
Class R	1,000.00	1,000.00	1,184.10	1,017.24	8.62	7.96	1.57
Class R4	1,000.00	1,000.00	1,187.90	1,019.76	5.88	5.43	1.07
Class R5	1,000.00	1,000.00	1,188.60	1,020.56	5.01	4.62	0.91
Class Z	1,000.00	1,000.00	1,187.50	1,019.76	5.88	5.43	1.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
8

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 93.9%

Issuer	Shares	Value ($)
AUSTRALIA 0.4%
Tronox Ltd., Class A	122,397	1,117,485
BELGIUM 0.9%
Solvay SA	20,137	2,210,468
CANADA 8.5%
Canadian Natural Resources Ltd.	122,511	3,804,997
Canadian Natural Resources Ltd.	53,638	1,665,460
Enbridge, Inc.	32,716	1,290,279
First Quantum Minerals Ltd.	143,277	1,085,995
Methanex Corp.	39,473	1,144,717
Silver Wheaton Corp.	52,617	1,332,789
Suncor Energy, Inc.	244,241	6,622,853
Suncor Energy, Inc.	44,806	1,214,691
Tourmaline Oil Corp.(a)	45,200	1,271,142
TransCanada Corp.	31,372	1,422,672
Total		20,855,595
FRANCE 4.0%
Air Liquide SA	20,963	2,299,268
Arkema SA	21,740	1,940,719
Total SA	118,263	5,639,430
Total		9,879,417
GERMANY 2.2%
BASF SE	67,288	5,471,612
IRELAND 0.3%
Weatherford International PLC(a)	137,357	751,343
NETHERLANDS 2.5%
Akzo Nobel NV	48,387	3,269,702
LyondellBasell Industries NV, Class A	36,541	2,882,719
Total		6,152,421
SWITZERLAND 1.2%
Clariant AG, Registered Shares	93,778	1,633,284
LafargeHolcim Ltd.	26,002	1,376,672
Total		3,009,956
UNITED KINGDOM 13.1%
BP PLC	1,787,458	10,043,666
BP PLC, ADR	8,173	276,738

Common Stocks (continued)

Issuer	Shares	Value ($)
Cairn Energy PLC(a)	326,376	795,874
Ophir Energy PLC(a)	289,714	280,573
Randgold Resources Ltd.	20,286	1,904,656
Rio Tinto PLC	192,021	5,802,023
Rio Tinto PLC, ADR	139	4,193
Royal Dutch Shell PLC, Class A	538,969	13,167,629
Total		32,275,352
UNITED STATES 60.8%
Albemarle Corp.	45,117	3,608,007
Alcoa, Inc.	223,364	2,251,509
Anadarko Petroleum Corp.	81,593	4,362,778
Atwood Oceanics, Inc.	32,750	258,725
Baker Hughes, Inc.	29,855	1,466,776
Cabot Oil & Gas Corp.	62,152	1,530,804
Cheniere Energy, Inc.(a)	14,572	625,139
Chevron Corp.	77,529	7,797,867
Cimarex Energy Co.	10,926	1,444,199
Cobalt International Energy, Inc.(a)	93,096	111,715
ConocoPhillips	55,900	2,294,695
Continental Resources, Inc.(a)	23,545	1,129,218
Delek U.S. Holdings, Inc.	27,355	480,080
Devon Energy Corp.	107,230	4,646,276
Dow Chemical Co. (The)	134,938	7,238,074
Eastman Chemical Co.	89,206	6,056,195
EI du Pont de Nemours & Co.	56,359	3,922,586
EOG Resources, Inc.	37,239	3,295,279
EQT Corp.	26,359	1,884,669
Exxon Mobil Corp.	311,535	27,147,160
FMC Technologies, Inc.(a)	28,882	814,472
Halliburton Co.	87,085	3,745,526
Hess Corp.	47,593	2,584,300
International Paper Co.	44,775	2,171,140
Kinder Morgan, Inc.	179,957	3,932,060
Marathon Petroleum Corp.	36,734	1,561,562
Monsanto Co.	27,668	2,946,642
Mosaic Co. (The)	93,713	2,817,950
Noble Energy, Inc.	74,437	2,566,588
Nucor Corp.	51,970	2,521,065

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Occidental Petroleum Corp.	77,396	5,947,883
Patterson-UTI Energy, Inc.	39,368	767,282
PBF Energy, Inc., Class A	21,407	468,813
Phillips 66	36,080	2,830,476
PPG Industries, Inc.	64,712	6,851,707
Praxair, Inc.	43,559	5,315,940
Schlumberger Ltd.	94,520	7,467,080
Sealed Air Corp.	88,653	4,178,216
Spectra Energy Corp.	29,987	1,068,137
Steel Dynamics, Inc.	137,408	3,382,985
Tesoro Corp.	7,974	601,399
Valero Energy Corp.	50,247	2,781,171
Williams Companies, Inc. (The)	34,573	965,970
Total		149,840,115
Total Common Stocks (Cost: $226,404,621)		231,563,764
Exchange-Traded Funds 3.4%
	Shares	Value ($)
Energy Select Sector SPDR Fund	14,581	999,382
Materials Select Sector SPDR Fund	15,787	767,564
VanEck Vectors Gold Miners ETF	258,082	6,568,187
Total Exchange-Traded Funds (Cost: $5,428,059)		8,335,133

Warrants —%

Issuer	Shares	Value ($)
UNITED STATES —%
Kinder Morgan, Inc.(a)	271,934	5,167
Total Warrants (Cost: $1,384,619)		5,167
Limited Partnerships 1.5%
UNITED STATES 1.5%
Enterprise Products Partners LP	60,663	1,601,503
PBF Logistics LP	42,440	861,108
Plains GP Holdings LP, Class A	104,704	1,191,531
Total		3,654,142
Total Limited Partnerships (Cost: $4,503,377)		3,654,142
Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(b)(c)	2,417,147	2,417,147
Total Money Market Funds (Cost: $2,417,147)		2,417,147
Total Investments (Cost: $240,137,823)		245,975,353
Other Assets & Liabilities, Net		497,953
Net Assets		246,473,306
Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,919,492	74,700,000	(78,202,345)	2,417,147	11,764	2,417,147

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	1,117,485	—	—	1,117,485
Belgium	—	2,210,468	—	2,210,468
Canada	20,855,595	—	—	20,855,595
France	—	9,879,417	—	9,879,417
Germany	—	5,471,612	—	5,471,612
Ireland	751,343	—	—	751,343
Netherlands	2,882,719	3,269,702	—	6,152,421
Switzerland	—	3,009,956	—	3,009,956
United Kingdom	280,931	31,994,421	—	32,275,352
United States	149,840,115	—	—	149,840,115
Total Common Stocks	175,728,188	55,835,576	—	231,563,764
Exchange-Traded Funds	8,335,133	—	—	8,335,133
Warrants
United States	5,167	—	—	5,167
Limited Partnerships
United States	3,654,142	—	—	3,654,142
Money Market Funds	—	—	—	2,417,147
Total Investments	187,722,630	55,835,576	—	245,975,353

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $237,720,676)	$243,558,206
Affiliated issuers (identified cost $2,417,147)	2,417,147
Total investments (identified cost $240,137,823)	245,975,353
Receivable for:
Capital shares sold	139,896
Dividends	1,034,163
Foreign tax reclaims	83,897
Prepaid expenses	2,218
Trustees' deferred compensation plan	39,238
Total assets	247,274,765
Liabilities
Payable for:
Capital shares purchased	664,025
Management services fees	5,132
Distribution and/or service fees	1,228
Transfer agent fees	37,011
Plan administration fees	1
Compensation of board members	191
Chief compliance officer expenses	20
Other expenses	54,613
Trustees' deferred compensation plan	39,238
Total liabilities	801,459
Net assets applicable to outstanding capital stock	$246,473,306
Represented by
Paid-in capital	$270,167,692
Undistributed net investment income	860,749
Accumulated net realized loss	(30,393,061)
Unrealized appreciation (depreciation) on:
Investments	5,837,530
Foreign currency translations	396
Total — representing net assets applicable to outstanding capital stock	$246,473,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$98,565,991
Shares outstanding	5,876,091
Net asset value per share	$16.77
Maximum offering price per share(a)	$17.79
Class B
Net assets	$552,377
Shares outstanding	34,764
Net asset value per share	$15.89
Class C
Net assets	$15,456,616
Shares outstanding	972,510
Net asset value per share	$15.89
Class I
Net assets	$18,169,549
Shares outstanding	1,063,258
Net asset value per share	$17.09
Class K
Net assets	$5,279
Shares outstanding	312
Net asset value per share(b)	$16.93
Class R
Net assets	$7,031,338
Shares outstanding	421,988
Net asset value per share	$16.66
Class R4
Net assets	$7,890,105
Shares outstanding	457,239
Net asset value per share	$17.26
Class R5
Net assets	$6,557,516
Shares outstanding	378,315
Net asset value per share	$17.33
Class Z
Net assets	$92,244,535
Shares outstanding	5,436,863
Net asset value per share	$16.97

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$8,376,052
Dividends — affiliated issuers	11,764
Foreign taxes withheld	(326,139)
Total income	8,061,677
Expenses:
Management services fees	1,773,856
Distribution and/or service fees
Class A	227,547
Class B	6,868
Class C	146,575
Class R	24,563
Transfer agent fees
Class A	204,225
Class B	1,554
Class C	32,980
Class K	2
Class R	10,958
Class R4	15,454
Class R5	2,629
Class Z	204,234
Plan administration fees
Class K	12
Compensation of board members	20,073
Custodian fees	21,732
Printing and postage fees	52,161
Registration fees	113,547
Audit fees	30,103
Legal fees	6,345
Chief compliance officer expenses	112
Other	14,451
Total expenses	2,909,981
Expense reductions	(1,980)
Total net expenses	2,908,001
Net investment income	5,153,676
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(26,750,709)
Foreign currency translations	(113,064)
Forward foreign currency exchange contracts	315,232
Net realized loss	(26,548,541)
Net change in unrealized appreciation (depreciation) on:
Investments	34,210,844
Foreign currency translations	14,754
Net change in unrealized appreciation	34,225,598
Net realized and unrealized gain	7,677,057
Net increase in net assets resulting from operations	$12,830,733

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income	$5,153,676	$4,830,137
Net realized loss	(26,548,541)	(7,392,937)
Net change in unrealized appreciation (depreciation)	34,225,598	(113,433,870)
Net increase (decrease) in net assets resulting from operations	12,830,733	(115,996,670)
Distributions to shareholders
Net investment income
Net realized gains
Class A	—	(6,713,299)
Class B	—	(122,869)
Class C	—	(1,012,641)
Class I	—	(2,383,969)
Class K	—	(558)
Class R	—	(153,897)
Class R4	—	(640,129)
Class R5	—	(284,327)
Class Z	—	(9,288,249)
Total distributions to shareholders	—	(20,599,938)
Increase (decrease) in net assets from capital stock activity	(17,630,870)	939,387
Total decrease in net assets	(4,800,137)	(135,657,221)
Net assets at beginning of year	251,273,443	386,930,664
Net assets at end of year	$246,473,306	$251,273,443
Undistributed (excess of distributions over) net investment income	$860,749	$(4,297,035)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,378,861	52,411,407	1,789,737	33,413,364
Distributions reinvested	—	—	375,496	6,544,893
Redemptions	(2,922,740)	(45,992,961)	(1,977,843)	(38,846,445)
Net increase	456,121	6,418,446	187,390	1,111,812
Class B shares
Subscriptions	1,852	25,884	6,165	108,825
Distributions reinvested	—	—	6,765	113,113
Redemptions(a)	(32,123)	(472,365)	(45,257)	(823,555)
Net decrease	(30,271)	(446,481)	(32,327)	(601,617)
Class C shares
Subscriptions	288,730	4,167,002	431,553	7,524,091
Distributions reinvested	—	—	55,511	928,699
Redemptions	(267,212)	(3,907,041)	(230,818)	(4,108,184)
Net increase	21,518	259,961	256,246	4,344,606
Class I shares
Subscriptions	35,261	597,289	446,103	7,956,038
Distributions reinvested	—	—	135,365	2,383,782
Redemptions	(1,184,581)	(17,912,630)	(24,829)	(439,951)
Net increase (decrease)	(1,149,320)	(17,315,341)	556,639	9,899,869
Class K shares
Distributions reinvested	—	—	23	396
Redemptions	—	—	(2,867)	(58,913)
Net (decrease)	—	—	(2,844)	(58,517)
Class R shares
Subscriptions	372,218	5,735,638	121,559	2,260,130
Distributions reinvested	—	—	8,850	153,897
Redemptions	(142,602)	(2,252,951)	(63,594)	(1,292,285)
Net increase	229,616	3,482,687	66,815	1,121,742
Class R4 shares
Subscriptions	495,439	7,828,276	196,943	3,790,078
Distributions reinvested	—	—	35,853	639,975
Redemptions	(479,252)	(7,592,219)	(297,272)	(5,758,896)
Net increase (decrease)	16,187	236,057	(64,476)	(1,328,843)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	235,771	3,731,941	149,922	2,869,278
Distributions reinvested	—	—	15,893	284,174
Redemptions	(161,916)	(2,537,219)	(40,616)	(793,010)
Net increase	73,855	1,194,722	125,199	2,360,442
Class Z shares
Subscriptions	840,334	12,757,609	1,030,962	19,595,090
Distributions reinvested	—	—	507,374	8,904,420
Redemptions	(1,569,013)	(24,218,530)	(2,328,664)	(44,409,617)
Net decrease	(728,679)	(11,460,921)	(790,328)	(15,910,107)
Total net increase (decrease)	(1,110,973)	(17,630,870)	302,314	939,387

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,										Year Ended March 31,
Class A	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$15.89		$24.98		$21.07		$20.04		$20.89		$25.57
Income from investment operations:
Net investment income	0.32		0.29		0.26		0.24		0.06		0.05
Net realized and unrealized gain (loss)	0.56		(7.95)		4.10		0.87		(0.88)		(4.32)
Total from investment operations	0.88		(7.66)		4.36		1.11		(0.82)		(4.27)
Less distributions to shareholders:
Net investment income	—		—		(0.14)		(0.08)		(0.03)		(0.05)
Net realized gains	—		(1.43)		(0.31)		—		—		(0.36)
Total distributions to shareholders	—		(1.43)		(0.45)		(0.08)		(0.03)		(0.41)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$16.77		$15.89		$24.98		$21.07		$20.04		$20.89
Total return	5.54%		(31.16%)		21.00%		5.54%		(3.90%)		(16.64%)
Ratios to average net assets(c)
Total gross expenses	1.33%		1.32%		1.30%		1.32	%(d)	1.34	%(e)	1.28	%(d)
Total net expenses(f)	1.33	%(g)	1.32	%(g)	1.30	%(g)	1.32	%(d)(g)	1.34	%(e)(g)	1.28	%(d)(g)
Net investment income	2.06%		1.48%		1.13%		1.17%		0.79	%(e)	0.21%
Supplemental data
Net assets, end of period (in thousands)	$98,566		$86,133		$130,692		$110,896		$123,271		$145,298
Portfolio turnover	45%		51%		34%		73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class B	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$15.17		$24.10		$20.35		$19.44		$20.29		$24.96
Income from investment operations:
Net investment income (loss)	0.20		0.12		0.08		0.08		(0.00	)(b)	(0.11)
Net realized and unrealized gain (loss)	0.52		(7.62)		3.98		0.83		(0.85)		(4.20)
Total from investment operations	0.72		(7.50)		4.06		0.91		(0.85)		(4.31)
Less distributions to shareholders:
Net investment income	—		—		—		(0.00	)(b)	—		—
Net realized gains	—		(1.43)		(0.31)		—		—		(0.36)
Total distributions to shareholders	—		(1.43)		(0.31)		(0.00	)(b)	—		(0.36)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$15.89		$15.17		$24.10		$20.35		$19.44		$20.29
Total return	4.75%		(31.65%)		20.13%		4.70%		(4.19%)		(17.24%)
Ratios to average net assets(c)
Total gross expenses	2.09%		2.07%		2.05%		2.06	%(d)	2.09	%(e)	2.01	%(d)
Total net expenses(f)	2.09	%(g)	2.07	%(g)	2.05	%(g)	2.06	%(d)(g)	2.09	%(e)(g)	2.01	%(d)(g)
Net investment income (loss)	1.33%		0.65%		0.35%		0.40%		(0.00	)(b)(e)	(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$552		$986		$2,346		$3,013		$3,913		$5,837
Portfolio turnover	45%		51%		34%		73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class C	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$15.17		$24.10		$20.36		$19.44		$20.30		$24.96
Income from investment operations:
Net investment income (loss)	0.20		0.14		0.08		0.08		0.00	(b)	(0.12)
Net realized and unrealized gain (loss)	0.52		(7.64)		3.97		0.84		(0.86)		(4.18)
Total from investment operations	0.72		(7.50)		4.05		0.92		(0.86)		(4.30)
Less distributions to shareholders:
Net investment income	—		—		—		(0.00	)(b)	—		—
Net realized gains	—		(1.43)		(0.31)		—		—		(0.36)
Total distributions to shareholders	—		(1.43)		(0.31)		(0.00	)(b)	—		(0.36)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$15.89		$15.17		$24.10		$20.36		$19.44		$20.30
Total return	4.75%		(31.66%)		20.07%		4.75%		(4.24%)		(17.20%)
Ratios to average net assets(c)
Total gross expenses	2.09%		2.07%		2.05%		2.06	%(d)	2.09	%(e)	2.02	%(d)
Total net expenses(f)	2.09	%(g)	2.07	%(g)	2.05	%(g)	2.06	%(d)(g)	2.09	%(e)(g)	2.02	%(d)(g)
Net investment income (loss)	1.34%		0.77%		0.38%		0.41%		0.04	%(e)	(0.55%)
Supplemental data
Net assets, end of period (in thousands)	$15,457		$14,428		$16,745		$15,340		$18,661		$22,785
Portfolio turnover	45%		51%		34%		73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,							Year Ended March 31,
Class I	2016	2015	2014	2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$16.11	$25.18	$21.24	$20.15		$21.02		$25.70
Income from investment operations:
Net investment income	0.40	0.39	0.36	0.35		0.10		0.11
Net realized and unrealized gain (loss)	0.58	(8.03)	4.14	0.87		(0.89)		(4.30)
Total from investment operations	0.98	(7.64)	4.50	1.22		(0.79)		(4.19)
Less distributions to shareholders:
Net investment income	—	—	(0.25)	(0.13)		(0.08)		(0.13)
Net realized gains	—	(1.43)	(0.31)	—		—		(0.36)
Total distributions to shareholders	—	(1.43)	(0.56)	(0.13)		(0.08)		(0.49)
Proceeds from regulatory settlements	—	—	—	—		—		0.00	(b)
Net asset value, end of period	$17.09	$16.11	$25.18	$21.24		$20.15		$21.02
Total return	6.08%	(30.81%)	21.57%	6.06%		(3.72%)		(16.23%)
Ratios to average net assets(c)
Total gross expenses	0.86%	0.84%	0.82%	0.83	%(d)	0.86	%(e)	0.80	%(d)
Total net expenses(f)	0.86%	0.84%	0.82%	0.83	%(d)	0.86	%(e)	0.80	%(d)(g)
Net investment income	2.51%	1.99%	1.56%	1.70%		1.29	%(e)	0.49%
Supplemental data
Net assets, end of period (in thousands)	$18,170	$35,650	$41,700	$44,595		$28,803		$29,761
Portfolio turnover	45%	51%	34%	73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,							Year Ended March 31,
Class K	2016	2015	2014	2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$16.01	$25.11	$21.18	$20.13		$20.99		$25.67
Income from investment operations:
Net investment income	0.36	0.26	0.30	0.28		0.07		0.09
Net realized and unrealized gain (loss)	0.56	(7.93)	4.12	0.87		(0.88)		(4.33)
Total from investment operations	0.92	(7.67)	4.42	1.15		(0.81)		(4.24)
Less distributions to shareholders:
Net investment income	—	—	(0.18)	(0.10)		(0.05)		(0.08)
Net realized gains	—	(1.43)	(0.31)	—		—		(0.36)
Total distributions to shareholders	—	(1.43)	(0.49)	(0.10)		(0.05)		(0.44)
Proceeds from regulatory settlements	—	—	—	—		—		0.00	(b)
Net asset value, end of period	$16.93	$16.01	$25.11	$21.18		$20.13		$20.99
Total return	5.75%	(31.03%)	21.21%	5.71%		(3.85%)		(16.45%)
Ratios to average net assets(c)
Total gross expenses	1.16%	1.13%	1.12%	1.13	%(d)	1.16	%(e)	1.11	%(d)
Total net expenses(f)	1.16%	1.13%	1.12%	1.13	%(d)	1.16	%(e)	1.11	%(d)(g)
Net investment income	2.27%	1.18%	1.31%	1.35%		0.90	%(e)	0.43%
Supplemental data
Net assets, end of period (in thousands)	$5	$5	$79	$69		$77		$109
Portfolio turnover	45%	51%	34%	73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class R	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$15.83		$24.94		$21.03		$20.03		$20.88		$25.56
Income from investment operations:
Net investment income	0.29		0.25		0.21		0.21		0.05		0.02
Net realized and unrealized gain (loss)	0.54		(7.93)		4.10		0.84		(0.89)		(4.33)
Total from investment operations	0.83		(7.68)		4.31		1.05		(0.84)		(4.31)
Less distributions to shareholders:
Net investment income	—		—		(0.09)		(0.05)		(0.01)		(0.01)
Net realized gains	—		(1.43)		(0.31)		—		—		(0.36)
Total distributions to shareholders	—		(1.43)		(0.40)		(0.05)		(0.01)		(0.37)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$16.66		$15.83		$24.94		$21.03		$20.03		$20.88
Total return	5.24%		(31.29%)		20.73%		5.27%		(4.04%)		(16.80%)
Ratios to average net assets(c)
Total gross expenses	1.59%		1.57%		1.55%		1.57	%(d)	1.59	%(e)	1.55	%(d)
Total net expenses(f)	1.59	%(g)	1.57	%(g)	1.55	%(g)	1.57	%(d)(g)	1.59	%(e)(g)	1.55	%(d)(g)
Net investment income	1.84%		1.30%		0.90%		1.01%		0.61	%(e)	0.11%
Supplemental data
Net assets, end of period (in thousands)	$7,031		$3,045		$3,131		$1,664		$1,226		$880
Portfolio turnover	45%		51%		34%		73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$16.30		$25.52		$21.51		$20.25
Income from investment operations:
Net investment income	0.37		0.34		0.35		0.35
Net realized and unrealized gain (loss)	0.59		(8.13)		4.17		0.96
Total from investment operations	0.96		(7.79)		4.52		1.31
Less distributions to shareholders:
Net investment income	—		—		(0.20)		(0.05)
Net realized gains	—		(1.43)		(0.31)		—
Total distributions to shareholders	—		(1.43)		(0.51)		(0.05)
Net asset value, end of period	$17.26		$16.30		$25.52		$21.51
Total return	5.89%		(31.00%)		21.32%		6.50%
Ratios to average net assets(b)
Total gross expenses	1.09%		1.07%		1.05%		1.06	%(c)
Total net expenses(d)	1.09	%(e)	1.07	%(e)	1.05	%(e)	1.06	%(c)(e)
Net investment income	2.30	%(c)	1.69%		1.49%		2.05	%(c)
Supplemental data
Net assets, end of period (in thousands)	$7,890		$7,191		$12,899		$1,575
Portfolio turnover	45%		51%		34%		73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$16.35	$25.54	$21.53	$20.25
Income from investment operations:
Net investment income	0.41	0.39	0.37	0.34
Net realized and unrealized gain (loss)	0.57	(8.15)	4.19	1.00
Total from investment operations	0.98	(7.76)	4.56	1.34
Less distributions to shareholders:
Net investment income	—	—	(0.24)	(0.06)
Net realized gains	—	(1.43)	(0.31)	—
Total distributions to shareholders	—	(1.43)	(0.55)	(0.06)
Net asset value, end of period	$17.33	$16.35	$25.54	$21.53
Total return	5.99%	(30.85%)	21.53%	6.63%
Ratios to average net assets(b)
Total gross expenses	0.91%	0.89%	0.87%	0.88	%(c)
Total net expenses(d)	0.91%	0.89%	0.87%	0.88	%(c)
Net investment income	2.53%	1.97%	1.58%	2.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6,558	$4,978	$4,578	$1,058
Portfolio turnover	45%	51%	34%	73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended March 31,
Class Z	2016		2015		2014		2013		2012(a)		2012
Per share data
Net asset value, beginning of period	$16.03		$25.12		$21.19		$20.13		$21.00		$25.67
Income from investment operations:
Net investment income	0.37		0.33		0.32		0.28		0.08		0.09
Net realized and unrealized gain (loss)	0.57		(7.99)		4.12		0.88		(0.89)		(4.31)
Total from investment operations	0.94		(7.66)		4.44		1.16		(0.81)		(4.22)
Less distributions to shareholders:
Net investment income	—		—		(0.20)		(0.10)		(0.06)		(0.09)
Net realized gains	—		(1.43)		(0.31)		—		—		(0.36)
Total distributions to shareholders	—		(1.43)		(0.51)		(0.10)		(0.06)		(0.45)
Proceeds from regulatory settlements	—		—		—		—		—		0.00	(b)
Net asset value, end of period	$16.97		$16.03		$25.12		$21.19		$20.13		$21.00
Total return	5.86%		(30.97%)		21.29%		5.80%		(3.84%)		(16.37%)
Ratios to average net assets(c)
Total gross expenses	1.09%		1.07%		1.05%		1.07	%(d)	1.09	%(e)	1.01	%(d)
Total net expenses(f)	1.09	%(g)	1.07	%(g)	1.05	%(g)	1.07	%(d)(g)	1.09	%(e)(g)	1.01	%(d)(g)
Net investment income	2.35%		1.68%		1.36%		1.35%		1.03	%(e)	0.42%
Supplemental data
Net assets, end of period (in thousands)	$92,245		$98,857		$174,759		$186,303		$310,620		$390,028
Portfolio turnover	45%		51%		34%		73%		14%		167%

Notes to Financial Highlights

(a)  For the period from April 1, 2012 to August 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to August 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016
28

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the

Annual Report 2016
29

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

Annual Report 2016
30

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	315,232

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31 , 2016:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	4,741	(1,459)

*Based on the daily outstanding amounts for the year ended August 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net

Annual Report 2016
31

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.58% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.75% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $555,215, and the administrative services fee paid to the Investment Manager was $48,280.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise

Annual Report 2016
32

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.22
Class R4	0.23
Class R5	0.05
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,980.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $210,410 for Class A, $32 for Class B and $3,297 for Class C, shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2016
33

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.51%	1.45%
Class B	2.26	2.20
Class C	2.26	2.20
Class I	1.09	1.04
Class K	1.39	1.34
Class R	1.76	1.70
Class R4	1.26	1.20
Class R5	1.14	1.09
Class Z	1.26	1.20

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,108
Accumulated net realized loss	(4,023)
Paid-in capital	(85)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$—	$5,319,821
Long-term capital gains	—	15,280,117
Total	$—	$20,599,938

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$606,514
Capital loss carryforwards	(26,156,104)
Net unrealized appreciation	1,894,137

At August 31, 2016, the cost of investments for federal income tax purposes was $244,081,216 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,050,007
Unrealized depreciation	(24,155,870)
Net unrealized appreciation	$1,894,137

The following capital loss carryforwards, determined at August 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	2,380,326
No expiration — long-term	23,775,778
Total	26,156,104

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to

Annual Report 2016
34

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $105,899,560 and $113,609,827, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, two unaffiliated shareholders of record owned 23.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Energy Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.

Annual Report 2016
35

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Materials Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
36

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Energy and Natural Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Energy and Natural Resources Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

Annual Report 2016
37

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
39

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
40

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
41

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Energy and Natural Resources Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
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COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the thirtieth, twenty-second and twenty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
44

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
45

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
46

COLUMBIA GLOBAL ENERGY AND NATURAL RESOURCES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia Global Energy and Natural Resources Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN144_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

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Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Management Agreement	41
Important Information About This Report	45

Annual Report 2016

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Technology Growth Fund (the Fund) Class A shares returned 17.52% excluding sales charges for the 12-month period that ended August 31, 2016.

■  The Fund outperformed its benchmark, the Bank of America Merrill Lynch (BofAML) 100 Technology Index, which returned 17.12% for the same period.

■  Stock selection aided the Fund's performance versus its benchmark, particularly in the internet software and services, communications equipment, semiconductors and IT services segments.

Average Annual Total Returns (%) (for period ended August 31, 2016)

		1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		17.52	17.11	9.78
Including sales charges		10.76	15.73	9.13
Class B	11/01/02
Excluding sales charges		16.63	16.24	8.96
Including sales charges		11.63	16.02	8.96
Class C	10/13/03
Excluding sales charges		16.65	16.24	8.96
Including sales charges		15.65	16.24	8.96
Class I*	03/25/15	18.02	17.47	10.08
Class R4*	11/08/12	17.76	17.41	10.05
Class R5*	11/08/12	17.95	17.54	10.12
Class Y*	03/01/16	17.95	17.43	10.06
Class Z	11/09/00	17.82	17.41	10.05
BofAML 100 Technology Index		17.12	13.85	7.79

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

The BofAML 100 Technology Index is an unmanaged equally weighted index of 100 leading technology stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2016
3

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 17.52% excluding sales charge. The Fund outperformed its benchmark, the BofAML 100 Technology Index, which returned 17.12%. Stock selection aided the Fund's performance versus its benchmark, particularly in the internet software and services, communications equipment, semiconductors and IT (information technology) services segments.

A Challenging Year for Global Financial Markets

A host of factors weighed on investors during the first half of the 12-month period ended August 31, 2016: lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy. In December 2015, the U.S. Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action during the period as subpar global economic growth continued, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures in 2015.

However, both oil and the dollar reversed course in the second half of the period. The U.S. economy continued to expand modestly, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the spring of 2016, and the U.S. labor markets recovered to full employment for the first time since the Great Recession. The vote by the United Kingdom to exit the European Union gave markets a jolt in mid-June, but that downdraft was short lived.

Stock Selection Drove Fund's Performance Advantage

In a year of sharp gains for the information technology sector, the Fund modestly outperformed its benchmark and delivered solid returns for shareholders. Stock selection and allocation decisions figured into the Fund's performance advantage. In the internet software and services segment, an overweight combined with strong stock selection relative to the benchmark. The Fund was overweight in Facebook, which logged a significant advance for the period. Alphabet Class A (Google) and Amazon.com were also strong performers in this segment. All three have been core holdings for the Fund for some time. Yet, we believe they continue to offer the potential for growth as global internet penetration is only approximately 39% and e-commerce represents only 12% to 15% of total global retail sales. The Fund had no exposure to Twitter, which aided relative performance as its shares recorded a double-digit loss for the period. Stock selection within the semiconductor and semiconductor equipment industry benefited results. In the communications equipment and the IT services segments, underweights helped relative performance as both industries lagged the overall performance of the technology sector. Underweights in some of the communications equipment group's biggest losers for the period aided relative results. NVIDIA and Microsoft also were top individual contributors to Fund results. NVIDIA makes semiconductor chips for emerging growth applications, such as data centers, car automation and virtual reality. The company has delivered above-consensus

Portfolio Management

Rahul Narang

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
5

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Top Ten Holdings (%) (at August 31, 2016)
Alphabet, Inc., Class A (United States)	6.1
Amazon.com, Inc. (United States)	4.0
Facebook, Inc., Class A (United States)	3.2
Apple, Inc. (United States)	3.2
Microsoft Corp. (United States)	3.2
Visa, Inc., Class A (United States)	2.9
Broadcom Ltd. (Singapore)	2.3
Activision Blizzard, Inc. (United States)	2.2
Lam Research Corp. (United States)	2.2
Salesforce.com, Inc. (United States)	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

revenues and earnings growth. It was one of the best performing stocks in the Fund over the year. A timely shift of its business model to cloud computing aided Microsoft, and an overweight in the stock amplified the impact of its sharp gain on Fund results for the period.

In a period of few disappointments, stock selection in the technology hardware industry was a major drag on relative performance. A significant overweight in Apple detracted from results as fears of maturation in the smartphone market caused the stock to correct. Shares of Eros International, an Indian motion picture production and distribution company, fell sharply as earnings fell short of analysts' expectations and trimmed Fund gains. Positions in Seagate Technology, Akamai Technologies, VMware and Western Digital also lost ground, but underweights in all four stocks, relative to the benchmark, somewhat muted the impact of their results. We eliminated the Fund's positions in Eros International, Seagate Technology and VMware during the period.

Our Investment Process

In constructing the Fund's portfolio, our number one aim is to invest in what we consider to be great businesses regardless of market capitalization or geographic location. We seek to invest in companies with what we believe are sustainable competitive advantages, high barriers to entry and scale and strong returns on assets and earnings. The portfolio includes both growth and value stocks. At period's end, the Fund was overweight in internet-related stocks, with additional emphasis on companies connected to "the internet of things" — the network of physical objects embedded with electronics, software, sensors and network connectivity, which enables these objects to collect and exchange data. The Fund was also overweighted in companies that have been able to shift their business models to the cloud and "big data" — data sets that are so large or complex that traditional processing applications are inadequate to deal with them.

Annual Report 2016
6

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at August 31, 2016)
China	5.0
Germany	0.3
Guernsey	1.0
India	0.2
Israel	0.7
Netherlands	2.9
Singapore	2.3
South Africa	0.2
Switzerland	1.2
Taiwan	1.3
United Kingdom	0.2
United States(a)	84.7
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

The Fund may use place of organization/incorporation or other criteria in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2016, the Fund invested 59.5% in foreign companies in accordance with its principal investment strategy.

(a) Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	7.8
Financials	0.6
Industrials	0.5
Information Technology	90.4
Telecommunication Services	0.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
7

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,193.10		1,018.30	7.50		6.90	1.36
Class B	1,000.00	1,000.00	1,188.60		1,014.53	11.61		10.68	2.11
Class C	1,000.00	1,000.00	1,188.90		1,014.53	11.61		10.68	2.11
Class I	1,000.00	1,000.00	1,196.30		1,020.46	5.13		4.72	0.93
Class R4	1,000.00	1,000.00	1,194.70		1,019.51	6.18		5.69	1.12
Class R5	1,000.00	1,000.00	1,196.00		1,020.21	5.41		4.98	0.98
Class Y	1,000.00	1,000.00	1,161.50	(a)	1,020.41	5.05	(a)	4.77	0.94 (a)
Class Z	1,000.00	1,000.00	1,195.00		1,019.56	6.12		5.63	1.11

(a) Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
8

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%

Issuer	Shares	Value ($)
CHINA 5.0%
58.Com, Inc., ADR(a)	29,140	1,325,870
Alibaba Group Holding Ltd., ADR(a)	76,682	7,452,724
Baidu, Inc., ADR(a)	19,089	3,265,555
Ctrip.com International Ltd., ADR(a)	40,317	1,909,010
NetEase, Inc., ADR	17,927	3,799,986
Tencent Holdings Ltd.	331,300	8,585,601
Total		26,338,746
GERMANY 0.3%
Rocket Internet SE(a)	65,000	1,385,194
GUERNSEY 1.0%
Amdocs Ltd.	85,585	5,145,370
INDIA 0.2%
Videocon d2h Ltd. ADR(a)	119,144	1,162,845
ISRAEL 0.7%
Check Point Software Technologies Ltd.(a)	34,956	2,682,523
CyberArk Software Ltd.(a)	23,340	1,232,352
Total		3,914,875
NETHERLANDS 2.9%
ASML Holding NV	42,304	4,507,491
Mobileye NV(a)	39,240	1,918,444
NXP Semiconductors NV(a)	96,505	8,494,370
Total		14,920,305
SINGAPORE 2.3%
Broadcom Ltd.	68,173	12,027,081
SOUTH AFRICA 0.2%
MiX Telematics Ltd., ADR	203,000	1,012,970
SWITZERLAND 1.2%
TE Connectivity Ltd.	55,597	3,534,301
VAT Group AG(a)	36,450	2,768,355
Total		6,302,656
TAIWAN 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	243,954	7,011,238
UNITED KINGDOM 0.2%
Auto Trader Group PLC	200,000	979,872

Common Stocks (continued)

Issuer	Shares	Value ($)
UNITED STATES 83.4%
Accenture PLC, Class A	54,131	6,225,065
Activision Blizzard, Inc.	270,983	11,210,567
Adobe Systems, Inc.(a)	55,869	5,715,957
Akamai Technologies, Inc.(a)	66,417	3,646,293
Alliance Data Systems Corp.(a)	13,320	2,725,006
Alphabet, Inc., Class A(a)	40,097	31,670,615
Amazon.com, Inc.(a)	26,693	20,531,188
Amphenol Corp., Class A	88,604	5,520,915
Analog Devices, Inc.	53,573	3,351,527
ANSYS, Inc.(a)	13,707	1,303,399
Apple, Inc.	156,281	16,581,414
Applied Materials, Inc.	278,034	8,296,535
Applied Optoelectronics, Inc.(a)	114,825	1,934,801
Autodesk, Inc.(a)	51,027	3,439,220
Automatic Data Processing, Inc.	33,244	2,985,644
Blackhawk Network Holdings, Inc.(a)	4,472	153,166
CA, Inc.	72,610	2,462,205
Cavium, Inc.(a)	55,135	3,069,917
CDW Corp.	56,460	2,520,939
Cisco Systems, Inc.	297,810	9,363,146
Citrix Systems, Inc.(a)	29,259	2,551,385
Cognizant Technology Solutions Corp., Class A(a)	51,085	2,934,322
Comcast Corp., Class A	98,712	6,441,945
Corning, Inc.	219,172	4,973,013
CoStar Group, Inc.(a)	15,920	3,299,420
Cypress Semiconductor Corp.	218,825	2,610,582
eBay, Inc.(a)	57,610	1,852,738
Electronic Arts, Inc.(a)	65,224	5,298,146
EMC Corp.	96,018	2,783,562
Equinix, Inc.	8,641	3,185,505
Expedia, Inc.	12,365	1,349,269
Facebook, Inc., Class A(a)	131,727	16,613,409
Fidelity National Information Services, Inc.	69,727	5,531,443
Fiserv, Inc.(a)	48,172	4,964,125
FleetCor Technologies, Inc.(a)	23,251	3,817,814
Gartner, Inc.(a)	14,050	1,278,550
Global Payments, Inc.	32,405	2,461,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Guidewire Software, Inc.(a)	33,331	2,050,856
Harris Corp.	16,940	1,575,081
Hewlett Packard Enterprise Co.	241,758	5,192,962
Integrated Device Technology, Inc.(a)	65,000	1,305,850
Intel Corp.	167,619	6,015,846
International Business Machines Corp.	31,751	5,044,599
Intuit, Inc.	51,944	5,789,159
KLA-Tencor Corp.	20,000	1,385,200
Lam Research Corp.	119,495	11,151,273
Lattice Semiconductor Corp.(a)	240,062	1,476,381
MasterCard, Inc., Class A	38,490	3,719,289
Maxim Integrated Products, Inc.	144,505	5,884,244
Microchip Technology, Inc.	105,546	6,534,353
Micron Technology, Inc.(a)	389,018	6,414,907
Microsemi Corp.(a)	102,650	4,101,894
Microsoft Corp.	285,859	16,425,458
Motorola Solutions, Inc.	35,593	2,740,305
NetApp, Inc.	37,490	1,296,779
Netflix, Inc.(a)	20,336	1,981,743
NVIDIA Corp.	133,972	8,217,842
Oracle Corp.	79,631	3,282,390
Palo Alto Networks, Inc.(a)	19,587	2,608,401
PayPal Holdings, Inc.(a)	65,843	2,446,067
Power Integrations, Inc.	32,350	1,889,240
Priceline Group, Inc. (The)(a)	4,656	6,596,295
PTC, Inc.(a)	47,032	2,006,855
QUALCOMM, Inc.	82,874	5,226,863
Red Hat, Inc.(a)	36,332	2,651,509
Sabre Corp.	137,966	3,883,743
Salesforce.com, Inc.(a)	131,957	10,480,025
SBA Communications Corp., Class A(a)	31,058	3,545,271
Science Applications International Corp.	33,177	2,117,024
ServiceNow, Inc.(a)	54,925	3,991,400

Common Stocks (continued)

Issuer	Shares	Value ($)
Skyworks Solutions, Inc.	78,262	5,858,693
Splunk, Inc.(a)	72,334	4,212,732
SPS Commerce, Inc.(a)	40,182	2,623,081
SS&C Technologies Holdings, Inc.	72,962	2,404,098
Symantec Corp.	87,995	2,123,319
Synopsys, Inc.(a)	101,606	6,024,220
Tableau Software, Inc., Class A(a)	31,600	1,833,748
Texas Instruments, Inc.	92,672	6,444,411
Total System Services, Inc.	88,700	4,368,475
Tyler Technologies, Inc.(a)	14,945	2,450,233
Vantiv, Inc., Class A(a)	87,056	4,678,389
VeriSign, Inc.(a)	44,102	3,283,394
Visa, Inc., Class A	183,133	14,815,460
Western Digital Corp.	77,611	3,622,105
Workiva, Inc.(a)	74,595	1,332,267
Xilinx, Inc.	91,691	4,970,569
Zendesk, Inc.(a)	44,658	1,363,855
Total		436,092,060
Total Common Stocks (Cost: $383,322,612)		516,293,212

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(b)(c)	6,995,170	6,995,170
Total Money Market Funds (Cost: $6,995,170)		6,995,170
Total Investments (Cost: $390,317,782)		523,288,382
Other Assets & Liabilities, Net		(174,321)
Net Assets		523,114,061

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	12,140,396	158,545,388	(163,690,614)	6,995,170	39,183	6,995,170

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
China	17,753,145	8,585,601	—	26,338,746
Germany	—	1,385,194	—	1,385,194
Guernsey	5,145,370	—	—	5,145,370
India	1,162,845	—	—	1,162,845
Israel	3,914,875	—	—	3,914,875
Netherlands	14,920,305	—	—	14,920,305
Singapore	12,027,081	—	—	12,027,081
South Africa	1,012,970	—	—	1,012,970
Switzerland	3,534,301	2,768,355	—	6,302,656
Taiwan	7,011,238	—	—	7,011,238
United Kingdom	—	979,872	—	979,872
United States	436,092,060	—	—	436,092,060
Total Common Stocks	502,574,190	13,719,022	—	516,293,212
Investments measured at net asset value
Money Market Funds	—	—	—	6,995,170
Total Investments	502,574,190	13,719,022	—	523,288,382

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $383,322,612)	$516,293,212
Affiliated issuers (identified cost $6,995,170)	6,995,170
Total investments (identified cost $390,317,782)	523,288,382
Receivable for:
Investments sold	4,293,306
Capital shares sold	736,119
Dividends	536,835
Prepaid expenses	4,339
Trustees' deferred compensation plan	37,049
Other assets	6,686
Total assets	528,902,716
Liabilities
Payable for:
Investments purchased	4,230,366
Capital shares purchased	1,377,706
Management services fees	12,451
Distribution and/or service fees	2,808
Transfer agent fees	82,317
Compensation of board members	72
Chief compliance officer expenses	39
Other expenses	45,847
Trustees' deferred compensation plan	37,049
Total liabilities	5,788,655
Net assets applicable to outstanding capital stock	$523,114,061
Represented by
Paid-in capital	$394,649,344
Excess of distributions over net investment income	(764,523)
Accumulated net realized loss	(3,741,535)
Unrealized appreciation (depreciation) on:
Investments	132,970,600
Foreign currency translations	175
Total — representing net assets applicable to outstanding capital stock	$523,114,061

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$165,270,506
Shares outstanding	7,799,123
Net asset value per share	$21.19
Maximum offering price per share(a)	$22.48
Class B
Net assets	$272,184
Shares outstanding	14,162
Net asset value per share	$19.22
Class C
Net assets	$60,684,472
Shares outstanding	3,151,287
Net asset value per share	$19.26
Class I
Net assets	$36,734,671
Shares outstanding	1,594,527
Net asset value per share	$23.04
Class R4
Net assets	$7,235,268
Shares outstanding	325,750
Net asset value per share	$22.21
Class R5
Net assets	$18,491,991
Shares outstanding	828,225
Net asset value per share	$22.33
Class Y
Net assets	$675,309
Shares outstanding	30,183
Net asset value per share	$22.37
Class Z
Net assets	$233,749,660
Shares outstanding	10,654,985
Net asset value per share	$21.94

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$5,514,978
Dividends — affiliated issuers	39,183
Foreign taxes withheld	(66,887)
Total income	5,487,274
Expenses:
Management services fees	4,139,072
Distribution and/or service fees
Class A	379,362
Class B	6,362
Class C	516,075
Transfer agent fees
Class A	280,139
Class B	1,175
Class C	95,298
Class R4	14,257
Class R5	6,926
Class Z	362,802
Compensation of board members	24,170
Custodian fees	16,354
Printing and postage fees	49,063
Registration fees	111,513
Audit fees	29,777
Legal fees	13,395
Chief compliance officer expenses	234
Other	34,647
Total expenses	6,080,621
Expense reductions	(340)
Total net expenses	6,080,281
Net investment loss	(593,007)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,717,331)
Foreign currency translations	(23,319)
Net realized loss	(2,740,650)
Net change in unrealized appreciation (depreciation) on:
Investments	76,882,591
Foreign currency translations	175
Net change in unrealized appreciation	76,882,766
Net realized and unrealized gain	74,142,116
Net increase in net assets resulting from operations	$73,549,109

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment loss	$(593,007)	$(925,875)
Net realized gain (loss)	(2,740,650)	11,319,242
Net change in unrealized appreciation (depreciation)	76,882,766	(21,322)
Net increase in net assets resulting from operations	73,549,109	10,372,045
Distributions to shareholders
Net investment income
Class A	—	(404,060)
Class B	—	(3,716)
Class C	—	(52,091)
Class R4	—	(20,592)
Class R5	—	(16,532)
Class Z	—	(663,608)
Net realized gains
Class A	(2,872,767)	(3,763,868)
Class B	(16,243)	(76,169)
Class C	(988,151)	(1,067,669)
Class I	(1,050,912)	—
Class R4	(208,970)	(161,967)
Class R5	(246,859)	(118,927)
Class Z	(3,498,455)	(5,219,687)
Total distributions to shareholders	(8,882,357)	(11,568,886)
Increase in net assets from capital stock activity	70,263,003	166,396,812
Total increase in net assets	134,929,755	165,199,971
Net assets at beginning of year	388,184,306	222,984,335
Net assets at end of year	$523,114,061	$388,184,306
Excess of distributions over net investment income	$(764,523)	$(33,644)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016(a)		Year Ended August 31, 2015(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	4,374,319	84,281,813	4,400,264	82,218,947
Distributions reinvested	141,756	2,725,965	220,321	3,994,415
Redemptions	(3,854,626)	(72,302,813)	(2,085,187)	(38,219,187)
Net increase	661,449	14,704,965	2,535,398	47,994,175
Class B shares
Subscriptions	1,102	20,075	3,546	61,053
Distributions reinvested	876	15,360	4,374	73,009
Redemptions(c)	(56,400)	(968,447)	(61,049)	(1,036,587)
Net decrease	(54,422)	(933,012)	(53,129)	(902,525)
Class C shares
Subscriptions	1,315,029	23,084,042	1,230,766	21,167,794
Distributions reinvested	38,728	680,449	41,819	699,211
Redemptions	(557,277)	(9,704,458)	(212,634)	(3,640,264)
Net increase	796,480	14,060,033	1,059,951	18,226,741
Class I shares
Subscriptions	2,141,999	42,521,533	1,741,813	36,140,802
Distributions reinvested	50,419	1,050,737	—	—
Redemptions	(2,221,606)	(47,579,454)	(118,098)	(2,430,540)
Net increase (decrease)	(29,188)	(4,007,184)	1,623,715	33,710,262
Class R4 shares
Subscriptions	421,575	8,571,397	462,980	9,048,769
Distributions reinvested	10,386	208,970	9,654	182,559
Redemptions	(541,184)	(10,580,589)	(81,844)	(1,575,194)
Net increase (decrease)	(109,223)	(1,800,222)	390,790	7,656,134
Class R5 shares
Subscriptions	601,554	12,306,139	467,347	9,146,520
Distributions reinvested	12,212	246,806	7,137	135,326
Redemptions	(302,939)	(5,861,084)	(124,027)	(2,408,969)
Net increase	310,827	6,691,861	350,457	6,872,877
Class Y shares
Subscriptions	33,561	723,994	—	—
Redemptions	(3,378)	(72,930)	—	—
Net increase	30,183	651,064	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016(a)		Year Ended August 31, 2015(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	5,624,845	112,031,032	4,539,525	85,885,011
Distributions reinvested	123,140	2,446,794	206,671	3,860,616
Redemptions	(3,838,360)	(73,582,328)	(1,962,918)	(36,906,479)
Net increase	1,909,625	40,895,498	2,783,278	52,839,148
Total net increase	3,515,731	70,263,003	8,690,460	166,396,812

(a) Class Y shares are based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b) Class I shares are based on operations from March 25, 2015 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$18.36		$18.18		$13.47		$10.87		$10.25
Income from investment operations:
Net investment loss	(0.04)		(0.07)		(0.09)		(0.04)		(0.08)
Net realized and unrealized gain	3.22		1.10		4.80		2.64		0.70
Total from investment operations	3.18		1.03		4.71		2.60		0.62
Less distributions to shareholders:
Net investment income	—		(0.09)		—		—		—
Net realized gains	(0.35)		(0.76)		—		—		—
Total distributions to shareholders	(0.35)		(0.85)		—		—		—
Net asset value, end of period	$21.19		$18.36		$18.18		$13.47		$10.87
Total return	17.52%		5.70%		34.97%		23.92%		6.05%
Ratios to average net assets(a)
Total gross expenses	1.36%		1.40%		1.42%		1.49%		1.39%
Total net expenses(b)	1.36	%(c)	1.40	%(c)	1.42	%(c)	1.46	%(c)	1.39	%(c)
Net investment loss	(0.21%)		(0.37%)		(0.55%)		(0.36%)		(0.80%)
Supplemental data
Net assets, end of period (in thousands)	$165,271		$131,079		$83,656		$53,711		$50,574
Portfolio turnover	55%		60%		68%		135%		220%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.81		$16.79		$12.53		$10.19		$9.68
Income from investment operations:
Net investment loss	(0.17)		(0.18)		(0.20)		(0.12)		(0.15)
Net realized and unrealized gain	2.93		1.00		4.46		2.46		0.66
Total from investment operations	2.76		0.82		4.26		2.34		0.51
Less distributions to shareholders:
Net investment income	—		(0.04)		—		—		—
Net realized gains	(0.35)		(0.76)		—		—		—
Total distributions to shareholders	(0.35)		(0.80)		—		—		—
Net asset value, end of period	$19.22		$16.81		$16.79		$12.53		$10.19
Total return	16.63%		4.92%		34.00%		22.96%		5.27%
Ratios to average net assets(a)
Total gross expenses	2.11%		2.14%		2.16%		2.24%		2.15%
Total net expenses(b)	2.11	%(c)	2.14	%(c)	2.16	%(c)	2.21	%(c)	2.15	%(c)
Net investment loss	(0.95%)		(1.08%)		(1.35%)		(1.10%)		(1.56%)
Supplemental data
Net assets, end of period (in thousands)	$272		$1,153		$2,043		$3,147		$3,788
Portfolio turnover	55%		60%		68%		135%		220%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.84		$16.82		$12.55		$10.21		$9.70
Income from investment operations:
Net investment loss	(0.17)		(0.20)		(0.20)		(0.12)		(0.15)
Net realized and unrealized gain	2.94		1.02		4.47		2.46		0.66
Total from investment operations	2.77		0.82		4.27		2.34		0.51
Less distributions to shareholders:
Net investment income	—		(0.04)		—		—		—
Net realized gains	(0.35)		(0.76)		—		—		—
Total distributions to shareholders	(0.35)		(0.80)		—		—		—
Net asset value, end of period	$19.26		$16.84		$16.82		$12.55		$10.21
Total return	16.65%		4.91%		34.02%		22.92%		5.26%
Ratios to average net assets(a)
Total gross expenses	2.12%		2.15%		2.17%		2.23%		2.17%
Total net expenses(b)	2.12	%(c)	2.15	%(c)	2.17	%(c)	2.21	%(c)	2.17	%(c)
Net investment loss	(0.97%)		(1.13%)		(1.31%)		(1.11%)		(1.57%)
Supplemental data
Net assets, end of period (in thousands)	$60,684		$39,660		$21,775		$16,791		$15,821
Portfolio turnover	55%		60%		68%		135%		220%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I	2016	2015(a)
Per share data
Net asset value, beginning of period	$19.85	$19.98
Income from investment operations:
Net investment income	0.05	(0.00	)(b)
Net realized and unrealized gain (loss)	3.49	(0.13	)(c)
Total from investment operations	3.54	(0.13)
Less distributions to shareholders:
Net realized gains	(0.35)	—
Total distributions to shareholders	(0.35)	—
Net asset value, end of period	$23.04	$19.85
Total return	18.02%	(0.65%)
Ratios to average net assets(d)
Total gross expenses	0.93%	0.98	%(e)
Total net expenses(f)	0.93%	0.98	%(e)
Net investment income (loss)	0.24%	(0.02	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$36,735	$32,235
Portfolio turnover	55%	60%

Notes to Financial Highlights

(a)  Based on operations from March 25, 2015 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.19		$18.92		$13.99		$10.73
Income from investment operations:
Net investment income (loss)	0.01		(0.04)		(0.06)		(0.03)
Net realized and unrealized gain	3.36		1.17		4.99		3.29
Total from investment operations	3.37		1.13		4.93		3.26
Less distributions to shareholders:
Net investment income	—		(0.10)		—		—
Net realized gains	(0.35)		(0.76)		—		—
Total distributions to shareholders	(0.35)		(0.86)		—		—
Net asset value, end of period	$22.21		$19.19		$18.92		$13.99
Total return	17.76%		6.04%		35.24%		30.38%
Ratios to average net assets(b)
Total gross expenses	1.11%		1.15%		1.16%		1.22	%(c)
Total net expenses(d)	1.11	%(e)	1.15	%(e)	1.16	%(e)	1.22	%(c)(e)
Net investment income (loss)	0.07%		(0.23%)		(0.37%)		(0.28	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$7,235		$8,345		$836		$177
Portfolio turnover	55%		60%		68%		135%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$19.26	$18.98	$14.00	$10.73
Income from investment operations:
Net investment income (loss)	0.03	(0.01)	(0.01)	0.00	(b)
Net realized and unrealized gain	3.39	1.16	4.99	3.27
Total from investment operations	3.42	1.15	4.98	3.27
Less distributions to shareholders:
Net investment income	—	(0.11)	—	—
Net realized gains	(0.35)	(0.76)	—	—
Total distributions to shareholders	(0.35)	(0.87)	—	—
Net asset value, end of period	$22.33	$19.26	$18.98	$14.00
Total return	17.95%	6.13%	35.57%	30.48%
Ratios to average net assets(c)
Total gross expenses	0.98%	1.00%	1.03%	1.08	%(d)
Total net expenses(e)	0.98%	1.00%	1.03%	1.08	%(d)
Net investment income (loss)	0.16%	(0.05%)	(0.09%)	(0.08	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$18,492	$9,964	$3,168	$203
Portfolio turnover	55%	60%	68%	135%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended August 31, 2016(a)
Per share data
Net asset value, beginning of period	$19.26
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	3.07
Total from investment operations	3.11
Net asset value, end of period	$22.37
Total return	16.15%
Ratios to average net assets(b)
Total gross expenses	0.94	%(c)
Total net expenses(d)	0.94	%(c)
Net investment income	0.33	%(c)
Supplemental data
Net assets, end of period (in thousands)	$675
Portfolio turnover	55%

Notes to Financial Highlights

(a)  Based on operations from March 1, 2016 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$18.95		$18.70		$13.82		$11.13		$10.47
Income from investment operations:
Net investment income (loss)	0.01		(0.02)		(0.05)		(0.01)		(0.07)
Net realized and unrealized gain	3.33		1.13		4.93		2.70		0.73
Total from investment operations	3.34		1.11		4.88		2.69		0.66
Less distributions to shareholders:
Net investment income	—		(0.10)		—		—		—
Net realized gains	(0.35)		(0.76)		—		—		—
Total distributions to shareholders	(0.35)		(0.86)		—		—		—
Net asset value, end of period	$21.94		$18.95		$18.70		$13.82		$11.13
Total return	17.82%		6.00%		35.31%		24.17%		6.30%
Ratios to average net assets(a)
Total gross expenses	1.11%		1.15%		1.17%		1.24%		1.19%
Total net expenses(b)	1.11	%(c)	1.15	%(c)	1.17	%(c)	1.21	%(c)	1.19	%(c)
Net investment income (loss)	0.04%		(0.11%)		(0.30%)		(0.12%)		(0.62%)
Supplemental data
Net assets, end of period (in thousands)	$233,750		$165,748		$111,506		$77,279		$71,456
Portfolio turnover	55%		60%		68%		135%		220%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class Z shares. Effective March 1, 2016, the Fund also offers Class Y shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on March 1, 2016.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016
27

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2016
28

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.77% as the Fund's net assets increase. Prior to January 1, 2016, the Investment Manager provided advisory services under an Investment Management Services Agreement and administrative and accounting services under a separate Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.87% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services

Annual Report 2016
29

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

fee paid to the Investment Manager was $1,315,278. The Investment Manager did not receive a fee for its services under the Administrative Services Agreement.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement of such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class R5	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $340.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the

Annual Report 2016
30

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $539,523 for Class A, $0 for Class B, and $25,977 for Class C shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.50%	1.45%
Class B	2.25	2.20
Class C	2.25	2.20
Class I	1.11	1.05
Class R4	1.25	1.20
Class R5	1.16	1.10
Class Y*	1.11	—
Class Z	1.25	1.20

*Expense cap rate is contractual from March 1, 2016 (the commencement of operations of Class Y shares) through August 31, 2016.

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, post-October capital losses and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(137,872)
Accumulated net realized loss	154,105
Paid-in capital	(16,233)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$126,451	$7,561,325
Long-term capital gains	8,755,906	4,007,561
Total	$8,882,357	$11,568,886

Annual Report 2016
31

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	130,752,004

At August 31, 2016, the cost of investments for federal income tax purposes was $392,536,378 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$133,652,776
Unrealized depreciation	(2,900,772)
Net unrealized appreciation	$130,752,004

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat late-year ordinary losses of $727,474 and post-October capital losses of $1,522,939 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $323,070,201 and $256,604,521, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, 2 unaffiliated shareholders of record owned 32.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments

Annual Report 2016
32

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
33

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Technology Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Technology Growth Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

Annual Report 2016
34

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$514,414

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
35

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

Annual Report 2016
36

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
37

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
38

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
39

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
40

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Technology Growth Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
41

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the twelfth, twelfth and eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
42

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
43

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
44

COLUMBIA GLOBAL TECHNOLOGY GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
45

Columbia Global Technology Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN234_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA BALANCED FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

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To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

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PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA BALANCED FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	32
Statement of Operations	34
Statement of Changes in Net Assets	35
Financial Highlights	38
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	58
Federal Income Tax Information	59
Trustees and Officers	60
Board Consideration and Approval of Management Agreement	65
Important Information About This Report	69

Annual Report 2016

COLUMBIA BALANCED FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Balanced Fund (the Fund) Class A shares returned 8.60% excluding sales charges for the 12-month period that ended August 31, 2016.

■  The Fund lagged its Blended Index which returned 10.09% for the same time period.

■  During the same time period, the Fund's equity benchmark, the S&P 500 Index, returned 12.55%, while the Fund's fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.97%.

■  The Fund's equity portfolio modestly lagged its benchmark, while the fixed-income portion of the Fund outperformed its benchmark.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		8.60	10.74	7.91
Including sales charges		2.36	9.43	7.28
Class B	11/01/02
Excluding sales charges		7.75	9.90	7.10
Including sales charges		2.75	9.62	7.10
Class C	10/13/03
Excluding sales charges		7.80	9.92	7.10
Including sales charges		6.80	9.92	7.10
Class K*	03/07/11	8.69	10.85	7.96
Class R*	09/27/10	8.35	10.48	7.64
Class R4*	11/08/12	8.86	11.03	8.18
Class R5*	03/07/11	8.96	11.14	8.23
Class Y*	11/08/12	9.02	11.15	8.24
Class Z	10/01/91	8.85	11.01	8.17
Blended Index		10.09	10.17	6.76
S&P 500 Index		12.55	14.69	7.51
Bloomberg Barclays U.S. Aggregate Bond Index		5.97	3.24	4.89

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/
appended-performance for more information.

The Blended Index is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
Annual Report 2016

COLUMBIA BALANCED FUND

PERFORMANCE OVERVIEW (continued)

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index was rebranded as the Bloomberg Barclays U.S. Aggregate Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 8.60% excluding sales charges. The Fund's Blended Index, returned 10.09%. During the same time period, the Fund's equity benchmark, the S&P 500 Index, returned 12.55%, while the Fund's fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.97%. The Fund's equity portfolio modestly underperformed its benchmark while the fixed-income portfolio outperformed its benchmark.

Markets Logged Solid Gains

Even though a host of factors weighed on investors during the 12-month period ended August 31, 2016, strong rebounds after three significant declines left stock markets with solid gains while falling interest rates helped boost bond prices. Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the period. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action as subpar global economic growth continued and mixed economic data undermined confidence at home.

The U.S. economy continued to expand modestly throughout the period, as the manufacturing sector regained some traction in the spring and the U.S. labor markets recovered to full employment for the first time since the Great Recession. The vote by the United Kingdom to exit the European Union gave global stock markets a jolt in mid-June and led to an investor flight to safety, which pushed U.S. Treasury yields down to historically low levels. But the anxiety was short lived.

The S&P 500 Index rose 12.55%. Large-cap stocks outperformed mid- and small-cap stocks. Value stocks outperformed growth stocks, with an especially large advantage for mid-cap and small-cap value stocks versus their growth counterparts. As interest rates (except for the very shortest rates) declined during the period, typically interest-rate sensitive telecommunications services and utilities were the strongest performing equity sectors for the period, along with information technology. Falling interest rates also boosted bond prices. At the end of the reporting period, five-, 10- and 30-year U.S. Treasury yields closed at 1.20%, 1.58% and 2.23%, respectively.

Equity Portfolio Delivers Solid Return

Within the equity portion of the Fund, stock selection was particularly strong in the consumer discretionary, information technology and industrial sectors. Within the consumer discretionary sector, Aramark and Comcast were standout performers as the market rewarded them for their business stability. Within the information technology sector, positions in Activision Blizzard, Facebook and Alphabet (Google) delivered outsized returns. Strong digital advertising growth benefited both Facebook and Google. In addition, investors have responded favorably to the renewed financial discipline brought in by Alphabet CFO Ruth Porat. Within the industrials sector, positions in Nielsen Holdings and Dun & Bradstreet, aided returns. Both business service companies were resilient in an environment of easing global industrial activity. General Electric, which has

Portfolio Management

Leonard Aplet, CFA

Brian Lavin, CFA

Gregory Liechty

Guy Pope, CFA

Ronald Stahl, CFA

Top Ten Holdings (%) (at August 31, 2016)
Apple, Inc.	2.3
Berkshire Hathaway, Inc., Class B	2.1
Verizon Communications, Inc.	2.0
Alphabet, Inc., Class C	2.0
Citigroup, Inc.	1.9
Microsoft Corp.	1.8
JPMorgan Chase & Co.	1.7
Facebook, Inc., Class A	1.7
Johnson & Johnson	1.6
Comcast Corp., Class A	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016

COLUMBIA BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at August 31, 2016)
Asset-Backed Securities — Non-Agency	1.8
Commercial Mortgage-Backed Securities — Agency	2.6
Commercial Mortgage-Backed Securities — Non-Agency	2.4
Common Stocks	60.6
Corporate Bonds & Notes	12.0
Foreign Government Obligations	0.3
Inflation-Indexed Bonds	0.6
Money Market Funds	7.0
Municipal Bonds	0.1
Residential Mortgage-Backed Securities — Agency	8.8
Residential Mortgage-Backed Securities — Non-Agency	0.9
Senior Loans	0.0	(a)
U.S. Government & Agency Obligations	0.3
U.S. Treasury Obligations	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	13.7
Consumer Staples	7.5
Energy	7.5
Financials	20.3
Health Care	16.7
Industrials	8.1
Information Technology	21.4
Materials	0.6
Telecommunication Services	3.1
Utilities	1.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

long been out of favor, was rewarded by investors for its continued efforts in restructuring.

Consumer staples, financials and health care holdings were the biggest detractors from equity results for the period. In the consumer staples sector, overweight positions in Philip Morris International and PepsiCo delivered double-digit returns. However, these were not enough to offset disappointments from holdings such as CVS Health and Walgreens Boots Alliance, both strong performers a year ago, which lost ground during this 12-month period. Both CVS and Walgreens, with their link to health care, were vulnerable to concerns about the possibility of increased drug price regulation. Lack of exposure to some of the consumer staples sector's strongest performers, including Altria, Tyson Foods and Procter & Gamble, also detracted from relative performance.

In the financials sector, which was a subpar performer, the Fund underperformed the equity benchmark. An overweight in Citigroup produced disappointing results, as lower interest rates and easing global capital market activity weighed on the company. In health care, the Fund performed generally in line with the equity benchmark. However it had more exposure to health care than the equity benchmark, which was a drag on relative performance. Good results from a substantial position in Johnson & Johnson, for example, with its attractive dividend yield, was offset by a substantial slide in Vertex Pharmaceuticals, which stumbled as market acceptance of its cystic fibrosis drug was slower than expected.

Fixed Income Outperformed its Benchmark

During a period in which investors were generally comfortable with risk, most non-Treasury sectors produced strong returns relative to similar duration U.S. Treasuries. As yields beyond two-year notes declined, the U.S. Treasury yield curve flattened during the reporting period. Two-year notes rose seven basis points to 0.81%, while 10-year notes fell 64 basis points to 1.58%. (A basis point is one hundredth of one percent.)

Strong investor demand for yield in a global environment of near-record low interest rates boosted bond prices across almost all sectors. Within structured securities, commercial mortgage-backed securities (CMBS) continued to be the portfolio's largest overweight relative to the fixed-income benchmark. We found both agency and non-agency AAA rated CMBS paper to be relatively attractive as commercial real estate fundamentals continued to improve. (Bond ratings are divided into categories ranging from AAA (highest) to D (lowest) and are subject to change.)

Corporate bonds also benefited from the quest for yield. All major subsectors within the investment-grade corporate market posted solid returns in excess of similar-duration Treasuries. While the Bloomberg Barclays Credit Index returned approximately three percentage points more than Treasuries, bonds within the media, wirelines and wireless sectors posted excess returns just short of six percentage points respectively. Although the portfolio had only a small position in high-yield bonds, it also contributed to outperformance.

Disappointments for the period were few. Within the portfolio's corporate bond holdings, exposure to the insurance and energy sectors detracted

Annual Report 2016

COLUMBIA BALANCED FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

from performance as they underperformed other segments of the corporate bond market. The Fund's shorter duration relative to its benchmark nicked performance as longer rates fell during the period. Treasury future contracts were used to hedge the Fund's duration and yield curve management.

At Period End

Regardless of market conditions or the economic outlook, we focus on executing our core contrarian philosophy in constructing the Fund's equity portfolio and managing it from day to day. We continue to believe our disciplined approach will serve us well over a long-term time frame.

Within the Fund's fixed-income portfolio, we have targeted a duration that is shorter than that of the fixed-income benchmark. Because the Fed has indicated that its interest rate policy remains data dependent, we continue to watch commodity prices, inflation expectations, employment and global economic concerns. The portfolio remains underweight in U.S. government securities and overweight in structured and investment-grade corporate securities. Within the structured segment, we have emphasized asset-back securities and CMBS (including Ginnie Mae government-backed project loans), which we believe currently offer attractive yields (relative to Treasuries) in the investment-grade universe, especially seasoned, AAA, super-senior CMBS holdings and current pay Ginnie Mae project loan tranches. The fixed-income segment also remained overweight in corporate bonds, with more exposure than the fixed-income benchmark to the banking, communications and insurance sectors.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016

COLUMBIA BALANCED FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.60	1,020.01	5.37	5.18	1.02
Class B	1,000.00	1,000.00	1,088.30	1,016.24	9.29	8.97	1.77
Class C	1,000.00	1,000.00	1,088.60	1,016.24	9.29	8.97	1.77
Class K	1,000.00	1,000.00	1,092.90	1,020.51	4.84	4.67	0.92
Class R	1,000.00	1,000.00	1,091.20	1,018.75	6.68	6.44	1.27
Class R4	1,000.00	1,000.00	1,093.80	1,021.27	4.05	3.91	0.77
Class R5	1,000.00	1,000.00	1,094.20	1,021.77	3.53	3.40	0.67
Class Y	1,000.00	1,000.00	1,094.60	1,022.02	3.26	3.15	0.62
Class Z	1,000.00	1,000.00	1,093.80	1,021.27	4.05	3.91	0.77

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 60.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.3%
Auto Components 1.2%
Delphi Automotive PLC	615,910	43,520,201
Johnson Controls, Inc.	487,648	21,397,994
Total		64,918,195
Hotels, Restaurants & Leisure 1.1%
Aramark	521,125	19,766,271
Marriott International, Inc., Class A	244,365	17,430,555
McDonald's Corp.	215,245	24,895,237
Total		62,092,063
Household Durables 0.5%
Newell Brands, Inc.	493,365	26,187,814
Internet & Catalog Retail 0.5%
Expedia, Inc.	260,705	28,448,130
Media 2.1%
Comcast Corp., Class A	1,266,846	82,674,370
Walt Disney Co. (The)	376,715	35,584,499
Total		118,258,869
Specialty Retail 1.7%
Advance Auto Parts, Inc.	85,990	13,533,106
Lowe's Companies, Inc.	889,597	68,107,547
Michaels Companies, Inc. (The)(a)	687,242	16,466,318
Total		98,106,971
Textiles, Apparel & Luxury Goods 1.2%
Coach, Inc.	892,240	34,065,723
PVH Corp.	309,801	33,384,156
Total		67,449,879
Total Consumer Discretionary		465,461,921
CONSUMER STAPLES 4.5%
Beverages 1.6%
Diageo PLC, ADR	180,664	20,321,087
PepsiCo, Inc.	663,478	70,826,276
Total		91,147,363
Food & Staples Retailing 2.1%
CVS Health Corp.	570,055	53,243,137
Kroger Co. (The)	755,100	24,155,649
Walgreens Boots Alliance, Inc.	512,254	41,344,020
Total		118,742,806

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 0.8%
Philip Morris International, Inc.	436,480	43,617,447
Total Consumer Staples		253,507,616
ENERGY 4.5%
Energy Equipment & Services 0.6%
Schlumberger Ltd.	410,760	32,450,040
Oil, Gas & Consumable Fuels 3.9%
Canadian Natural Resources Ltd.	1,446,930	44,927,176
Chevron Corp.	477,576	48,034,594
ConocoPhillips	711,539	29,208,676
EQT Corp.	221,225	15,817,588
Exxon Mobil Corp.	709,760	61,848,486
Noble Energy, Inc.	645,058	22,241,600
Total		222,078,120
Total Energy		254,528,160
FINANCIALS 12.3%
Banks 4.6%
Citigroup, Inc.	2,064,392	98,554,074
JPMorgan Chase & Co.	1,347,308	90,943,290
Wells Fargo & Co.	1,302,301	66,156,891
Total		255,654,255
Capital Markets 3.4%
Bank of New York Mellon Corp. (The)	1,262,036	52,589,040
BlackRock, Inc.	149,711	55,813,758
Invesco Ltd.	251,795	7,853,486
Morgan Stanley	2,365,890	75,850,434
Total		192,106,718
Diversified Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(a)	739,785	111,330,244
S&P Global, Inc.	320,555	39,601,365
Total		150,931,609
Insurance 0.5%
Aon PLC	260,837	29,044,200
Real Estate Investment Trusts (REITs) 0.8%
American Tower Corp.	412,680	46,789,658
Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A(a)	472,408	14,120,275
Total Financials		688,646,715

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 10.1%
Biotechnology 1.9%
Alexion Pharmaceuticals, Inc.(a)	145,595	18,324,587
Biogen, Inc.(a)	135,080	41,284,500
Celgene Corp.(a)	297,142	31,716,937
Vertex Pharmaceuticals, Inc.(a)	139,010	13,137,835
Total		104,463,859
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	886,935	37,269,009
Cooper Companies, Inc. (The)	210,914	39,213,131
Medtronic PLC	853,219	74,255,649
Zimmer Biomet Holdings, Inc.	367,670	47,653,709
Total		198,391,498
Health Care Providers & Services 1.4%
Anthem, Inc.	259,095	32,407,603
Cardinal Health, Inc.	351,906	28,036,351
CIGNA Corp.	122,704	15,738,015
Total		76,181,969
Pharmaceuticals 3.3%
Allergan PLC(a)	80,275	18,827,698
Johnson & Johnson	715,520	85,390,157
Pfizer, Inc.	2,369,300	82,451,640
Total		186,669,495
Total Health Care		565,706,821
INDUSTRIALS 4.8%
Aerospace & Defense 1.1%
Honeywell International, Inc.	561,823	65,570,362
Air Freight & Logistics 1.2%
FedEx Corp.	398,477	65,720,812
Electrical Equipment 0.4%
Eaton Corp. PLC	362,663	24,131,596
Industrial Conglomerates 0.5%
General Electric Co.	900,615	28,135,213
Professional Services 1.6%
Dun & Bradstreet Corp. (The)	158,448	21,810,367
Nielsen Holdings PLC	1,270,985	67,718,081
Total		89,528,448
Total Industrials		273,086,431

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 12.9%
Communications Equipment 0.2%
Palo Alto Networks, Inc.(a)	106,995	14,248,524
Internet Software & Services 4.4%
Akamai Technologies, Inc.(a)	166,260	9,127,674
Alphabet, Inc., Class A(a)	57,359	45,305,006
Alphabet, Inc., Class C(a)	132,903	101,943,246
Facebook, Inc., Class A(a)	712,790	89,897,075
Total		246,273,001
IT Services 1.3%
Fidelity National Information Services, Inc.	347,530	27,569,555
MasterCard, Inc., Class A	467,959	45,218,878
Total		72,788,433
Semiconductors & Semiconductor Equipment 1.5%
Broadcom Ltd.	247,620	43,685,120
QUALCOMM, Inc.	396,805	25,026,491
Skyworks Solutions, Inc.	213,338	15,970,483
Total		84,682,094
Software 3.4%
Activision Blizzard, Inc.	1,206,465	49,911,457
Electronic Arts, Inc.(a)	441,152	35,834,777
Intuit, Inc.	77,565	8,644,620
Microsoft Corp.	1,644,794	94,509,863
Total		188,900,717
Technology Hardware, Storage & Peripherals 2.1%
Apple, Inc.	1,131,865	120,090,877
Total Information Technology		726,983,646
MATERIALS 0.4%
Chemicals 0.4%
Monsanto Co.	194,885	20,755,252
Total Materials		20,755,252
TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc.	2,028,634	106,158,417
Total Telecommunication Services		106,158,417
UTILITIES 0.7%
Electric Utilities 0.5%
Edison International	387,466	28,176,528

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.2%
DTE Energy Co.	111,520	10,360,208
Total Utilities		38,536,736
Total Common Stocks (Cost: $2,814,215,695)		3,393,371,715

Corporate Bonds & Notes 11.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.3%
BAE Systems Holdings, Inc.(b) 10/07/24	3.800%	3,783,000	4,001,771
Huntington Ingalls Industries, Inc.(b) 11/15/25	5.000%	18,000	19,327
L-3 Communications Corp. 02/15/21	4.950%	5,490,000	6,061,504
Lockheed Martin Corp. 09/15/21	3.350%	6,000,000	6,417,252
TransDigm, Inc. 10/15/20	5.500%	4,000	4,105
07/15/21	7.500%	35,000	37,122
07/15/24	6.500%	310,000	321,625
05/15/25	6.500%	94,000	97,290
TransDigm, Inc.(b) 06/15/26	6.375%	155,000	158,100
Total			17,118,096
AUTOMOTIVE 0.1%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	28,000	28,504
03/15/21	6.250%	75,000	78,375
Ford Motor Credit Co. LLC 08/04/25	4.134%	6,000,000	6,369,906
Gates Global LLC/Co.(b) 07/15/22	6.000%	85,000	80,750
Schaeffler Finance BV(b) 05/15/21	4.250%	196,000	200,900
05/15/23	4.750%	371,000	386,304
Schaeffler Holding Finance BV PIK(b) 11/15/19	6.250%	65,000	67,437
ZF North America Capital, Inc.(b) 04/29/25	4.750%	160,000	169,800
Total			7,381,976

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 2.3%
Ally Financial, Inc. 02/15/17	5.500%	54,000	54,940
01/27/19	3.500%	31,000	31,388
02/13/22	4.125%	186,000	191,115
05/19/22	4.625%	153,000	160,650
09/30/24	5.125%	190,000	205,794
03/30/25	4.625%	751,000	779,162
Subordinated 11/20/25	5.750%	164,000	174,455
BB&T Corp.(c) 05/01/19	1.287%	6,625,000	6,639,409
Bank of America Corp. 01/05/21	5.875%	10,000,000	11,528,620
Bank of New York Mellon Corp. (The) 04/15/21	2.500%	5,000,000	5,149,885
Barclays Bank PLC 05/15/24	3.750%	4,500,000	4,752,346
Capital One Financial Corp. 07/15/21	4.750%	4,500,000	5,027,728
Citigroup, Inc. 01/14/22	4.500%	6,775,000	7,474,871
Credit Suisse AG 09/09/24	3.625%	4,500,000	4,724,716
Discover Financial Services 11/21/22	3.850%	3,300,000	3,414,012
Fifth Third Bancorp 03/15/22	3.500%	2,995,000	3,162,088
Goldman Sachs Group, Inc. (The) 07/08/24	3.850%	9,375,000	9,955,950
HSBC Holdings PLC 05/25/26	3.900%	6,000,000	6,264,972
Huntington National Bank (The) 06/30/18	2.000%	4,640,000	4,672,030
ING Bank NV(b)(c) 03/22/19	1.777%	6,300,000	6,394,790
JPMorgan Chase & Co. 08/15/21	4.350%	7,053,000	7,776,236
Morgan Stanley 07/27/26	3.125%	9,000,000	9,105,192
PNC Bank NA Subordinated 01/30/23	2.950%	4,300,000	4,459,788
Regions Financial Corp. 02/08/21	3.200%	5,695,000	5,908,335
State Street Corp. 11/20/23	3.700%	4,510,000	4,979,180

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Synovus Financial Corp. 02/15/19	7.875%	113,000	126,701
Subordinated 06/15/17	5.125%	17,000	17,255
Toronto-Dominion Bank (The) 01/22/19	1.950%	5,500,000	5,568,123
U.S. Bancorp Subordinated 04/27/26	3.100%	5,400,000	5,588,617
Wells Fargo & Co. Subordinated 02/13/23	3.450%	5,375,000	5,637,875
Total			129,926,223
BROKERAGE/ASSET MANAGERS/EXCHANGES —%
E*TRADE Financial Corp. 11/15/22	5.375%	169,000	181,464
09/15/23	4.625%	447,000	463,923
National Financial Partners Corp.(b) 07/15/21	9.000%	121,000	124,933
Total			770,320
BUILDING MATERIALS —%
Allegion PLC 09/15/23	5.875%	137,000	147,960
Allegion US Holding Co., Inc. 10/01/21	5.750%	76,000	79,610
American Builders & Contractors Supply Co., Inc.(b) 04/15/21	5.625%	361,000	373,635
12/15/23	5.750%	53,000	55,915
Beacon Roofing Supply, Inc. 10/01/23	6.375%	344,000	369,800
Eagle Materials, Inc. 08/01/26	4.500%	42,000	42,740
Gibraltar Industries, Inc. 02/01/21	6.250%	19,000	19,665
HD Supply, Inc. 07/15/20	7.500%	311,000	323,829
HD Supply, Inc.(b) 12/15/21	5.250%	91,000	96,971
04/15/24	5.750%	156,000	166,140
Nortek, Inc. 04/15/21	8.500%	355,000	371,862
Standard Industries, Inc.(b) 02/15/23	5.500%	140,000	148,575
US Concrete, Inc. 06/01/24	6.375%	77,000	80,273
Total			2,276,975

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 0.2%
Altice US Finance I Corp.(b) 07/15/23	5.375%	251,000	262,609
05/15/26	5.500%	318,000	335,490
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	98,000	102,900
CCO Holdings LLC/Capital Corp.(b) 05/01/23	5.125%	4,000	4,209
04/01/24	5.875%	775,000	835,062
05/01/25	5.375%	97,000	102,214
02/15/26	5.750%	173,000	185,110
05/01/26	5.500%	8,000	8,470
05/01/27	5.875%	70,000	74,900
CSC Holdings LLC 02/15/18	7.875%	22,000	23,760
02/15/19	8.625%	32,000	35,840
11/15/21	6.750%	85,000	91,056
06/01/24	5.250%	251,000	244,253
CSC Holdings LLC(b) 10/15/25	6.625%	208,000	225,940
10/15/25	10.875%	467,000	546,390
Cequel Communications Holdings I LLC/Capital Corp.(b) 09/15/20	6.375%	98,000	101,308
12/15/21	5.125%	48,000	48,420
12/15/21	5.125%	205,000	207,306
07/15/25	7.750%	195,000	213,037
DISH DBS Corp. 07/15/22	5.875%	95,000	96,900
03/15/23	5.000%	155,000	149,203
11/15/24	5.875%	444,000	437,895
DISH DBS Corp.(b) 07/01/26	7.750%	211,000	225,135
Hughes Satelite Systems Corp.(b) 08/01/26	5.250%	171,000	169,630
08/01/26	6.625%	100,000	99,250
NBCUniversal Media LLC 04/01/41	5.950%	3,600,000	4,922,608
Quebecor Media, Inc. 01/15/23	5.750%	287,000	301,709
Sirius XM Radio, Inc.(b) 04/15/25	5.375%	184,000	191,820
UPCB Finance IV Ltd.(b) 01/15/25	5.375%	136,000	139,740
Unitymedia GmbH(b) 01/15/25	6.125%	112,000	120,120
Unitymedia Hessen GmbH & Co. KG NRW(b) 01/15/25	5.000%	512,000	533,760
Videotron Ltd. 07/15/22	5.000%	355,000	372,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd.(b) 06/15/24	5.375%	21,000	22,076
Virgin Media Finance PLC(b) 10/15/24	6.000%	56,000	58,380
01/15/25	5.750%	624,000	634,920
Virgin Media Secured Finance PLC(b) 01/15/26	5.250%	60,000	61,350
Total			12,185,076
CHEMICALS 0.3%
Angus Chemical Co.(b) 02/15/23	8.750%	109,000	111,180
Axalta Coating Systems LLC(b) 08/15/24	4.875%	190,000	198,075
Celanese U.S. Holdings LLC 06/15/21	5.875%	412,000	469,935
11/15/22	4.625%	3,467,000	3,779,030
Chemours Co. (The) 05/15/23	6.625%	160,000	153,600
05/15/25	7.000%	413,000	395,189
Dow Chemical Co. (The) 11/01/29	7.375%	1,103,000	1,502,359
Eastman Chemical Co. 01/15/20	2.700%	5,000,000	5,145,580
Eco Services Operations LLC/Finance Corp.(b) 11/01/22	8.500%	161,000	166,635
Huntsman International LLC 11/15/20	4.875%	29,000	30,088
11/15/22	5.125%	80,000	82,600
INEOS Group Holdings SA(b) 02/15/19	5.875%	94,000	96,350
08/01/24	5.625%	138,000	137,655
LYB International Finance BV 07/15/23	4.000%	5,000,000	5,446,620
PQ Corp.(b) 11/15/22	6.750%	188,000	199,515
Platform Specialty Products Corp.(b) 05/01/21	10.375%	219,000	229,950
02/01/22	6.500%	56,000	53,060
WR Grace & Co.(b) 10/01/21	5.125%	173,000	184,245
10/01/24	5.625%	28,000	30,240
Total			18,411,906
CONSTRUCTION MACHINERY 0.2%
Caterpillar Financial Services Corp. 06/01/22	2.850%	3,250,000	3,399,441

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Capital Corp. 06/10/26	2.650%	5,000,000	5,143,590
United Rentals North America, Inc. 09/15/26	5.875%	242,000	251,680
Total			8,794,711
CONSUMER CYCLICAL SERVICES —%
APX Group, Inc. 12/01/19	6.375%	106,000	108,781
12/01/20	8.750%	61,000	58,636
12/01/22	7.875%	317,000	332,850
APX Group, Inc.(b) 12/01/22	7.875%	60,000	63,000
IHS Markit Ltd.(b) 11/01/22	5.000%	353,000	375,063
Interval Acquisition Corp. 04/15/23	5.625%	367,000	379,845
Total			1,318,175
CONSUMER PRODUCTS 0.1%
Prestige Brands, Inc.(b) 03/01/24	6.375%	356,000	380,030
Procter & Gamble Co. (The) 02/02/26	2.700%	5,500,000	5,803,160
Scotts Miracle-Gro Co. (The)(b) 10/15/23	6.000%	345,000	368,719
Serta Simmons Bedding LLC(b) 10/01/20	8.125%	282,000	293,985
Spectrum Brands, Inc. 11/15/22	6.625%	343,000	367,010
12/15/24	6.125%	174,000	187,702
07/15/25	5.750%	211,000	228,671
Springs Industries, Inc. 06/01/21	6.250%	194,000	199,820
Tempur Sealy International, Inc. 10/15/23	5.625%	181,000	189,824
Tempur Sealy International, Inc.(b) 06/15/26	5.500%	130,000	135,785
Valvoline, Inc.(b) 07/15/24	5.500%	27,000	28,337
Total			8,183,043
DIVERSIFIED MANUFACTURING 0.1%
Entegris, Inc.(b) 04/01/22	6.000%	180,000	187,200
Manitowoc Foodservice, Inc.(b) 02/15/24	9.500%	30,000	33,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPX FLOW, Inc.(b) 08/15/24	5.625%	48,000	49,320
08/15/26	5.875%	178,000	183,785
United Technologies Corp. 06/01/22	3.100%	4,600,000	4,943,887
WESCO Distribution, Inc.(b) 06/15/24	5.375%	71,000	72,597
Zekelman Industries, Inc.(b) 06/15/23	9.875%	38,000	40,660
Total			5,511,349
ELECTRIC 1.3%
AES Corp. (The) 07/01/21	7.375%	169,000	193,927
05/15/26	6.000%	157,000	166,616
Arizona Public Service Co. 04/01/42	4.500%	1,925,000	2,283,893
Berkshire Hathaway Energy Co. 02/01/25	3.500%	1,950,000	2,101,027
CMS Energy Corp. 03/01/24	3.875%	5,076,000	5,568,677
Calpine Corp. 01/15/23	5.375%	140,000	140,087
Calpine Corp.(b) 01/15/22	6.000%	75,000	78,563
01/15/24	5.875%	105,000	111,038
Consolidated Edison Co. of New York, Inc. 12/01/45	4.500%	2,500,000	2,935,512
DTE Energy Co. 04/15/33	6.375%	1,840,000	2,427,573
Dominion Resources, Inc. 10/01/25	3.900%	4,000,000	4,343,592
Emera US Finance LP(b) 06/15/26	3.550%	6,400,000	6,741,402
Indiana Michigan Power Co. 03/15/37	6.050%	3,100,000	3,943,420
NRG Energy, Inc. 07/15/22	6.250%	178,000	181,782
05/01/24	6.250%	45,000	44,663
NRG Energy, Inc.(b) 05/15/26	7.250%	127,000	131,889
01/15/27	6.625%	229,000	229,428
NRG Yield Operating LLC 08/15/24	5.375%	450,000	469,125
Nevada Power Co. 08/01/18	6.500%	900,000	985,881
NextEra Energy Capital Holdings, Inc. 06/15/23	3.625%	3,700,000	3,918,152

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PPL Capital Funding, Inc. 06/01/23	3.400%	5,645,000	5,959,669
PacifiCorp 07/01/25	3.350%	1,821,000	1,972,416
Pacific Gas & Electric Co. 03/01/37	5.800%	3,421,000	4,546,776
Progress Energy, Inc. 03/01/31	7.750%	2,983,000	4,220,841
Public Service Co. of Colorado 05/15/25	2.900%	3,050,000	3,210,247
Southern California Edison Co. 09/01/40	4.500%	1,775,000	2,102,150
Southern Co. (The) 07/01/23	2.950%	6,450,000	6,664,095
TransAlta Corp. 06/03/17	1.900%	4,000,000	4,002,476
WEC Energy Group, Inc. 06/15/25	3.550%	3,300,000	3,559,472
Total			73,234,389
FINANCE COMPANIES 0.2%
AerCap Ireland Capital Ltd./Global Aviation Trust 02/01/22	3.950%	120,000	124,500
Aircastle Ltd. 03/15/21	5.125%	27,000	29,295
02/15/22	5.500%	129,000	140,126
04/01/23	5.000%	44,000	46,640
CIT Group, Inc. 08/15/17	4.250%	48,000	48,900
05/15/20	5.375%	428,000	457,425
CIT Group, Inc.(b) 04/01/18	6.625%	99,000	105,435
02/15/19	5.500%	120,000	127,050
GE Capital International Funding Co. Unlimited Co. 11/15/25	3.373%	7,500,000	8,196,817
International Lease Finance Corp. 04/15/21	4.625%	5,000	5,303
Navient Corp. 03/25/20	8.000%	24,000	26,040
10/26/20	5.000%	242,000	243,210
07/26/21	6.625%	100,000	103,125
01/25/22	7.250%	28,000	29,085
01/25/23	5.500%	58,000	55,100
10/25/24	5.875%	37,000	34,873
OneMain Financial Holdings LLC(b) 12/15/19	6.750%	38,000	39,853
12/15/21	7.250%	253,000	265,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	384,000	379,200
Quicken Loans, Inc.(b) 05/01/25	5.750%	151,000	150,668
Springleaf Finance Corp. 12/15/20	8.250%	59,000	64,457
10/01/23	8.250%	131,000	137,304
Total			10,809,423
FOOD AND BEVERAGE 0.7%
Anheuser-Busch InBev Finance, Inc. 02/01/23	3.300%	9,000,000	9,451,089
ConAgra Foods, Inc. 01/25/23	3.200%	5,000,000	5,213,300
Constellation Brands, Inc. 11/15/24	4.750%	633,000	689,970
12/01/25	4.750%	6,000	6,529
Diageo Investment Corp. 05/11/22	2.875%	4,226,000	4,425,416
FAGE International SA/USA Dairy Industry, Inc.(b) 08/15/26	5.625%	127,000	131,286
Kraft Heinz Foods Co. 07/15/22	3.500%	5,020,000	5,364,292
Molson Coors Brewing Co. 05/01/42	5.000%	3,000,000	3,503,607
PepsiCo, Inc. 03/05/22	2.750%	3,245,000	3,407,020
Pinnacle Foods Finance LLC/Corp.(b) 01/15/24	5.875%	208,000	224,120
Post Holdings, Inc.(b) 12/15/22	6.000%	282,000	299,287
03/15/24	7.750%	152,000	168,910
08/15/26	5.000%	175,000	174,562
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	4,500,000	4,897,561
Treehouse Foods, Inc.(b) 02/15/24	6.000%	107,000	116,363
WhiteWave Foods Co. (The) 10/01/22	5.375%	147,000	165,742
Total			38,239,054
GAMING —%
Boyd Gaming Corp. 05/15/23	6.875%	49,000	52,920
Boyd Gaming Corp.(b) 04/01/26	6.375%	76,000	80,940
GLP Capital LP/Financing II, Inc. 11/01/20	4.875%	70,000	74,900

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/23	5.375%	51,000	55,845
04/15/26	5.375%	76,000	83,030
International Game Technology PLC(b) 02/15/22	6.250%	269,000	289,847
02/15/25	6.500%	100,000	108,400
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(b) 09/01/26	4.500%	80,000	79,950
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(b) 05/01/24	5.625%	78,000	84,630
MGM Resorts International 10/01/20	6.750%	44,000	49,170
12/15/21	6.625%	112,000	125,720
03/15/23	6.000%	323,000	350,649
Penn National Gaming, Inc. 11/01/21	5.875%	25,000	26,000
Pinnacle Entertainment, Inc.(b) 05/01/24	5.625%	63,000	64,260
Rivers Pittsburgh Borrower LP/Finance Corp.(b) 08/15/21	6.125%	49,000	50,470
Scientific Games International, Inc. 12/01/22	10.000%	132,000	122,100
Scientific Games International, Inc.(b) 01/01/22	7.000%	369,000	392,062
Seminole Tribe of Florida, Inc.(b) 10/01/20	6.535%	41,000	41,410
SugarHouse HSP Gaming LP/Finance Corp.(b) 06/01/21	6.375%	193,000	193,483
Tunica-Biloxi Gaming Authority(b)(d) 11/15/16	0.000%	25,000	10,250
Total			2,336,036
HEALTH CARE 0.5%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	14,000	13,965
02/15/23	5.625%	24,000	24,420
03/01/24	6.500%	249,000	261,761
Alere, Inc.(b) 07/01/23	6.375%	67,000	68,508
Amsurg Corp. 11/30/20	5.625%	85,000	87,975
07/15/22	5.625%	37,000	38,203
Becton Dickinson and Co. 12/15/24	3.734%	4,400,000	4,784,644
CHS/Community Health Systems, Inc. 11/15/19	8.000%	65,000	61,506
08/01/21	5.125%	410,000	404,362
02/01/22	6.875%	273,000	226,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cardinal Health, Inc. 12/15/20	4.625%	1,325,000	1,474,823
Change Healthcare Holdings, Inc. 12/31/19	11.000%	58,000	61,263
Change Healthcare Holdings, Inc.(b) 02/15/21	6.000%	62,000	65,720
ConvaTec Finance International SA Junior Subordinated PIK(b) 01/15/19	8.250%	67,000	67,101
ConvaTec Healthcare E SA(b) 12/15/18	10.500%	147,000	151,042
Covidien International Finance SA 06/15/22	3.200%	4,763,000	5,042,031
DaVita, Inc. 08/15/22	5.750%	349,000	366,014
07/15/24	5.125%	111,000	114,607
05/01/25	5.000%	13,000	13,176
Express Scripts Holding Co. 02/25/21	3.300%	895,000	942,619
02/15/22	3.900%	2,000,000	2,156,600
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	99,000	108,405
01/31/22	5.875%	340,000	386,750
10/15/24	4.750%	32,000	34,240
HCA, Inc. 02/15/22	7.500%	78,000	88,920
03/15/22	5.875%	273,000	300,300
02/01/25	5.375%	1,020,000	1,050,600
04/15/25	5.250%	255,000	273,169
02/15/27	4.500%	217,000	218,899
HealthSouth Corp. 11/01/24	5.750%	187,000	193,919
09/15/25	5.750%	23,000	24,064
Hologic, Inc.(b) 07/15/22	5.250%	207,000	220,196
Kinetic Concepts, Inc./KCI U.S.A., Inc. 11/01/18	10.500%	40,000	41,000
Kinetic Concepts, Inc./KCI U.S.A., Inc.(b) 02/15/21	7.875%	83,000	89,640
MEDNAX, Inc.(b) 12/01/23	5.250%	286,000	301,015
MPH Acquisition Holdings LLC(b) 06/01/24	7.125%	195,000	209,625
McKesson Corp. 12/15/22	2.700%	4,000,000	4,067,820
Sterigenics-Nordion Holdings LLC(b) 05/15/23	6.500%	263,000	274,856
Surgical Care Affiliates, Inc.(b) 04/01/23	6.000%	35,000	36,750

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teleflex, Inc. 06/01/26	4.875%	46,000	47,955
Tenet Healthcare Corp. 06/01/20	4.750%	84,000	85,890
10/01/20	6.000%	123,000	129,919
04/01/21	4.500%	335,000	338,182
04/01/22	8.125%	118,000	119,475
06/15/23	6.750%	168,000	159,810
Total			25,228,329
HEALTHCARE INSURANCE 0.2%
Aetna, Inc. 06/15/23	2.800%	6,715,000	6,870,822
Centene Corp. 05/15/22	4.750%	152,000	157,890
02/15/24	6.125%	341,000	371,690
Molina Healthcare, Inc.(b) 11/15/22	5.375%	267,000	275,010
UnitedHealth Group, Inc. 03/15/23	2.875%	3,100,000	3,241,828
Total			10,917,240
HOME CONSTRUCTION —%
CalAtlantic Group, Inc. 12/15/21	6.250%	36,000	39,510
11/15/24	5.875%	149,000	160,920
D.R. Horton, Inc. 09/15/22	4.375%	50,000	52,750
Lennar Corp. 06/15/19	4.500%	364,000	382,200
Meritage Homes Corp. 04/15/20	7.150%	16,000	17,680
04/01/22	7.000%	248,000	276,520
06/01/25	6.000%	93,000	99,045
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/21	5.250%	121,000	124,328
03/01/24	5.625%	81,000	83,025
Toll Brothers Finance Corp. 12/31/18	4.000%	201,000	209,291
11/15/25	4.875%	184,000	192,970
Total			1,638,239
INDEPENDENT ENERGY 0.4%
Anadarko Petroleum Corp. 09/15/36	6.450%	3,430,000	3,959,606
Antero Resources Corp. 12/01/22	5.125%	415,000	409,813
Canadian Natural Resources Ltd. 04/15/24	3.800%	5,452,000	5,467,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc. 04/15/23	6.250%	658,000	649,775
Concho Resources, Inc. 01/15/22	6.500%	19,000	19,760
04/01/23	5.500%	651,000	672,157
Continental Resources, Inc. 04/15/23	4.500%	123,000	115,928
06/01/24	3.800%	245,000	221,113
CrownRock LP/Finance, Inc.(b) 02/15/23	7.750%	418,000	444,125
Denbury Resources, Inc.(b) 05/15/21	9.000%	212,000	217,830
Devon Energy Corp. 07/15/21	4.000%	1,925,000	2,012,472
Diamondback Energy, Inc. 10/01/21	7.625%	96,000	101,820
Extraction Oil & Gas Holdings LLC/Finance Corp.(b) 07/15/21	7.875%	390,000	393,900
Laredo Petroleum, Inc. 01/15/22	5.625%	189,000	176,715
05/01/22	7.375%	145,000	146,450
03/15/23	6.250%	593,000	564,832
Newfield Exploration Co. 01/30/22	5.750%	14,000	14,525
07/01/24	5.625%	235,000	242,638
Oasis Petroleum, Inc. 03/15/22	6.875%	131,000	121,830
01/15/23	6.875%	268,000	247,230
PDC Energy, Inc. 10/15/22	7.750%	122,000	128,100
Parsley Energy LLC/Finance Corp.(b) 02/15/22	7.500%	278,000	293,290
06/01/24	6.250%	290,000	299,425
QEP Resources, Inc. 05/01/23	5.250%	7,000	6,860
RSP Permian, Inc. 10/01/22	6.625%	323,000	335,920
Range Resources Corp. 06/01/21	5.750%	53,000	53,795
WPX Energy, Inc. 01/15/22	6.000%	643,000	625,317
Whiting Petroleum Corp. 03/15/21	5.750%	240,000	215,100
Woodside Finance Ltd.(b) 03/05/25	3.650%	6,615,000	6,577,691
Total			24,735,637

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INTEGRATED ENERGY 0.2%
BP Capital Markets PLC 02/10/24	3.814%	5,165,000	5,625,806
Cenovus Energy, Inc. 08/15/22	3.000%	1,325,000	1,264,719
09/15/23	3.800%	1,510,000	1,458,699
Petro-Canada 05/15/18	6.050%	2,000,000	2,142,146
Total			10,491,370
LEISURE —%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	48,000	49,800
06/01/24	5.375%	17,000	17,978
LTF Merger Sub, Inc.(b) 06/15/23	8.500%	153,000	154,147
Total			221,925
LIFE INSURANCE 0.4%
American International Group, Inc. 02/15/24	4.125%	6,000,000	6,458,568
Five Corners Funding Trust(b) 11/15/23	4.419%	6,000,000	6,483,108
Metropolitan Life Global Funding I(b) 04/11/22	3.875%	4,145,000	4,496,911
Peachtree Corners Funding Trust(b) 02/15/25	3.976%	3,600,000	3,632,533
Total			21,071,120
LODGING —%
Choice Hotels International, Inc. 07/01/22	5.750%	155,000	169,725
Hilton Escrow Issuer LLC/Corp.(b) 09/01/24	4.250%	105,000	107,034
Playa Resorts Holding BV(b) 08/15/20	8.000%	378,000	387,923
Total			664,682
MEDIA AND ENTERTAINMENT 0.4%
21st Century Fox America, Inc. 03/15/33	6.550%	2,241,000	2,898,888
AMC Networks, Inc. 04/01/24	5.000%	108,000	110,700
Lamar Media Corp.(b) 02/01/26	5.750%	208,000	224,900
MDC Partners, Inc.(b) 05/01/24	6.500%	525,000	498,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc. 06/01/24	6.375%	187,000	203,596
Netflix, Inc. 02/15/22	5.500%	454,000	488,050
02/15/25	5.875%	54,000	58,590
Nielsen Finance LLC/Co. 10/01/20	4.500%	36,000	36,884
Outfront Media Capital LLC/Corp. 02/15/22	5.250%	8,000	8,380
03/15/25	5.875%	276,000	296,010
RELX Capital, Inc. 10/15/22	3.125%	3,000,000	3,077,883
Scripps Networks Interactive, Inc. 11/15/24	3.900%	6,000,000	6,340,680
Sky PLC(b) 11/26/22	3.125%	3,334,000	3,427,036
Thomson Reuters Corp. 05/23/43	4.500%	2,204,000	2,358,379
Univision Communications, Inc.(b) 09/15/22	6.750%	59,000	62,872
05/15/23	5.125%	28,000	29,120
02/15/25	5.125%	524,000	547,580
Total			20,668,298
METALS 0.1%
ArcelorMittal(c) 03/01/21	6.500%	216,000	234,360
02/25/22	7.250%	105,000	118,125
Constellium NV(b) 05/15/24	5.750%	63,000	58,275
Freeport-McMoRan, Inc. 03/01/22	3.550%	69,000	60,202
03/15/23	3.875%	140,000	120,050
11/14/24	4.550%	351,000	307,125
Novelis Corp.(b) 08/15/24	6.250%	84,000	87,570
Vale Overseas Ltd. 01/11/22	4.375%	3,300,000	3,212,550
Total			4,198,257
MIDSTREAM 0.5%
Columbia Pipeline Group, Inc. 06/01/45	5.800%	4,249,000	5,117,542
Energy Transfer Equity LP 06/01/27	5.500%	225,000	225,562
Enterprise Products Operating LLC 02/01/41	5.950%	3,715,000	4,420,341

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hiland Partners Holdings LLC/Finance Corp.(b) 10/01/20	7.250%	131,000	135,749
05/15/22	5.500%	50,000	51,688
Holly Energy Partners LP/Finance Corp.(b) 08/01/24	6.000%	36,000	36,720
Kinder Morgan Energy Partners LP 03/01/44	5.500%	4,300,000	4,366,250
MPLX LP(b) 02/15/23	5.500%	99,000	102,800
07/15/23	4.500%	132,000	133,326
12/01/24	4.875%	212,000	216,870
06/01/25	4.875%	514,000	524,608
Plains All American Pipeline LP/Finance Corp. 11/01/24	3.600%	5,000,000	4,854,255
Sabine Pass Liquefaction LLC 03/01/25	5.625%	408,000	431,460
Sabine Pass Liquefaction LLC(b) 06/30/26	5.875%	170,000	181,900
Tallgrass Energy Partners LP/Finance Corp.(b)(e) 09/15/24	5.500%	119,000	121,975
Targa Resources Partners LP/Finance Corp. 01/15/18	5.000%	55,000	56,100
11/15/19	4.125%	26,000	26,195
05/01/23	5.250%	3,000	3,045
11/15/23	4.250%	227,000	218,488
Targa Resources Partners LP/Finance Corp.(b) 03/15/24	6.750%	92,000	97,750
Tesoro Logistics LP/Finance Corp. 10/15/19	5.500%	18,000	19,170
10/15/22	6.250%	376,000	397,996
05/01/24	6.375%	89,000	95,008
Western Gas Partners LP 07/01/22	4.000%	88,000	89,624
06/01/25	3.950%	167,000	164,333
Williams Companies, Inc. (The) 01/15/23	3.700%	104,000	100,880
06/24/24	4.550%	588,000	601,230
Williams Partners LP 03/04/24	4.300%	4,438,000	4,542,830
Total			27,333,695
NATURAL GAS 0.1%
NiSource Finance Corp. 02/15/44	4.800%	1,300,000	1,499,354
Sempra Energy 10/01/22	2.875%	6,146,000	6,356,482
Total			7,855,836
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OFFICE REIT 0.1%
Boston Properties LP 02/01/26	3.650%	3,850,000	4,115,585
OIL FIELD SERVICES 0.1%
Noble Holding International Ltd. 03/01/21	4.625%	2,610,000	2,186,136
SESI LLC 05/01/19	6.375%	122,000	120,780
12/15/21	7.125%	36,000	35,100
Weatherford International Ltd. 06/15/21	7.750%	236,000	233,640
Total			2,575,656
OTHER INDUSTRY —%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	108,000	116,536
OTHER REIT 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	48,000	51,000
Duke Realty LP 04/15/23	3.625%	3,705,000	3,912,169
Total			3,963,169
PACKAGING 0.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	43,000	44,559
05/15/23	4.625%	195,000	198,412
05/15/24	7.250%	143,000	152,116
Ball Corp. 12/15/20	4.375%	421,000	454,154
Berry Plastics Corp. 05/15/22	5.500%	141,000	146,640
10/15/22	6.000%	77,000	81,620
07/15/23	5.125%	330,000	338,052
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	15,000	15,037
Plastipak Holdings, Inc.(b) 10/01/21	6.500%	301,000	313,040
Reynolds Group Issuer, Inc./LLC 10/15/20	5.750%	355,000	366,094
02/15/21	6.875%	94,000	97,525
Reynolds Group Issuer, Inc./LLC(b) 07/15/24	7.000%	251,000	268,884

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(c) 02/15/21	8.250%	200,000	208,000
Signode Industrial Group Luxembourg SA/US, Inc.(b) 05/01/22	6.375%	39,000	39,780
Total			2,723,913
PHARMACEUTICALS 0.5%
AbbVie, Inc. 05/14/21	2.300%	4,275,000	4,319,580
Actavis Funding SCS 03/15/22	3.450%	7,560,000	7,918,473
Amgen, Inc. 05/22/24	3.625%	3,460,000	3,733,759
Concordia International Corp.(b) 04/15/23	7.000%	45,000	34,875
Endo Finance LLC/Finco, Inc.(b) 02/01/25	6.000%	249,000	220,987
Endo Finance LLC/Ltd./Finco, Inc.(b) 07/15/23	6.000%	2,000	1,815
Gilead Sciences, Inc. 09/01/22	3.250%	3,650,000	3,888,907
Grifols Worldwide Operations Ltd. 04/01/22	5.250%	355,000	370,975
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b) 08/01/23	6.375%	283,000	296,442
Mallinckrodt International Finance SA/CB LLC(b) 04/15/25	5.500%	28,000	27,580
Mallinckrodt International Finance SA 04/15/18	3.500%	126,000	126,157
Quintiles Transnational Corp.(b) 05/15/23	4.875%	108,000	112,320
Roche Holdings, Inc.(b) 09/30/24	3.350%	3,500,000	3,796,128
Valeant Pharmaceuticals International, Inc.(b) 07/15/21	7.500%	79,000	77,642
12/01/21	5.625%	15,000	13,500
03/01/23	5.500%	125,000	109,063
05/15/23	5.875%	123,000	108,240
04/15/25	6.125%	1,024,000	899,840
Total			26,056,283
PROPERTY & CASUALTY 0.6%
Alliant Holdings I LP(b) 08/01/23	8.250%	9,000	9,303
Berkshire Hathaway, Inc. 03/15/23	2.750%	6,500,000	6,760,175

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp. 03/01/26	4.500%	5,125,000	5,547,966
Chubb INA Holdings, Inc. 03/13/23	2.700%	4,000,000	4,142,812
HUB International Ltd.(b) 02/15/21	9.250%	31,000	32,705
10/01/21	7.875%	377,000	385,483
Hartford Financial Services Group, Inc. (The) 04/15/22	5.125%	4,740,000	5,374,051
Hub Holdings LLC/Finance, Inc. PIK(b) 07/15/19	8.125%	13,000	12,675
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	4,000,000	4,460,344
Loews Corp. 05/15/23	2.625%	6,400,000	6,468,960
Transatlantic Holdings, Inc. 11/30/39	8.000%	1,000,000	1,395,629
Total			34,590,103
RAILROADS 0.1%
Burlington Northern Santa Fe LLC 09/01/24	3.400%	4,200,000	4,553,934
CSX Corp. 03/15/44	4.100%	2,230,000	2,426,155
Total			6,980,089
REFINING —%
Marathon Petroleum Corp. 03/01/41	6.500%	800,000	898,758
RESTAURANTS —%
BC ULC/New Red Finance, Inc.(b) 01/15/22	4.625%	255,000	263,925
04/01/22	6.000%	63,000	65,914
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b) 06/01/26	5.250%	310,000	329,375
Total			659,214
RETAIL REIT 0.1%
Kimco Realty Corp. 06/01/23	3.125%	5,000,000	5,149,905
Simon Property Group LP 02/01/40	6.750%	2,000,000	2,994,782
Total			8,144,687

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETAILERS 0.3%
Asbury Automotive Group, Inc. 12/15/24	6.000%	78,000	81,608
CVS Health Corp. 07/20/22	3.500%	4,000,000	4,299,460
CVS Pass-Through Trust(b) 01/10/32	7.507%	296,177	380,927
Dollar Tree, Inc. 03/01/23	5.750%	243,000	261,529
Group 1 Automotive, Inc. 06/01/22	5.000%	22,000	22,110
Group 1 Automotive, Inc.(b) 12/15/23	5.250%	72,000	72,900
Hanesbrands, Inc.(b) 05/15/24	4.625%	102,000	106,717
05/15/26	4.875%	102,000	106,590
Home Depot, Inc. (The) 04/01/26	3.000%	5,000,000	5,335,770
Macy's Retail Holdings, Inc. 07/15/34	6.700%	750,000	849,670
Penske Automotive Group, Inc. 12/01/24	5.375%	36,000	36,630
05/15/26	5.500%	64,000	64,040
Rite Aid Corp. Junior Subordinated 02/15/27	7.700%	25,000	31,750
Rite Aid Corp.(b) 04/01/23	6.125%	111,000	119,833
Sally Holdings LLC/Capital, Inc. 06/01/22	5.750%	175,000	182,656
12/01/25	5.625%	33,000	35,739
Target Corp. 07/01/24	3.500%	1,800,000	1,984,286
Total			13,972,215
SUPERMARKETS —%
Albertsons Companies, LLC/Safeway, Inc.(b) 03/15/25	5.750%	154,000	159,390
TECHNOLOGY 0.5%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	59,000	60,328
04/01/20	6.375%	102,000	103,785
08/01/22	5.375%	271,000	266,935
Ancestry.com, Inc. Junior Subordinated 12/15/20	11.000%	70,000	75,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apple, Inc. 05/03/23	2.400%	7,000,000	7,171,094
Cisco Systems, Inc. 02/28/21	2.200%	4,830,000	4,960,932
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(b) 06/15/21	5.875%	116,000	122,652
06/15/23	5.450%	150,000	159,927
06/15/24	7.125%	129,000	139,753
06/15/26	6.020%	300,000	320,978
Equinix, Inc. 04/01/20	4.875%	132,000	137,280
01/01/22	5.375%	25,000	26,703
04/01/23	5.375%	111,000	117,383
01/15/26	5.875%	248,000	270,164
First Data Corp.(b) 08/15/23	5.375%	183,000	189,862
12/01/23	7.000%	438,000	458,805
01/15/24	5.000%	39,000	39,683
01/15/24	5.750%	547,000	559,991
Hewlett Packard Enterprise Co.(b) 10/15/45	6.350%	4,100,000	4,231,827
Infor US, Inc.(b) 08/15/20	5.750%	23,000	24,277
Informatica LLC(b) 07/15/23	7.125%	37,000	34,965
MSCI, Inc.(b) 11/15/24	5.250%	208,000	221,000
08/15/25	5.750%	81,000	87,784
08/01/26	4.750%	80,000	82,100
Microsemi Corp.(b) 04/15/23	9.125%	206,000	235,870
NXP BV/Funding LLC(b) 06/15/22	4.625%	112,000	117,949
09/01/22	3.875%	265,000	269,306
Oracle Corp. 04/15/38	6.500%	3,000,000	4,234,200
PTC, Inc. 05/15/24	6.000%	207,000	223,819
Qualitytech LP/Finance Corp. 08/01/22	5.875%	183,000	188,947
Riverbed Technology, Inc.(b) 03/01/23	8.875%	134,000	143,715
Sensata Technologies UK Financing Co. PLC(b) 02/15/26	6.250%	174,000	190,747
Solera LLC/Finance, Inc.(b) 03/01/24	10.500%	173,000	191,597

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc. 05/01/23	4.625%	368,000	376,280
04/01/25	5.250%	72,000	75,060
Zebra Technologies Corp. 10/15/22	7.250%	341,000	369,985
Total			26,480,758
TRANSPORTATION SERVICES 0.1%
ERAC U.S.A. Finance LLC(b) 10/15/37	7.000%	2,796,000	3,837,759
Hertz Corp. (The) 01/15/21	7.375%	12,000	12,495
10/15/22	6.250%	24,000	25,238
Total			3,875,492
WIRELESS 0.1%
Rogers Communications, Inc. 10/01/23	4.100%	2,223,000	2,473,672
SBA Communications Corp.(b) 09/01/24	4.875%	457,000	463,284
SBA Communications Corp 07/15/22	4.875%	180,000	184,500
SBA Telecommunications, Inc. 07/15/20	5.750%	47,000	48,351
SFR Group SA(b) 05/15/22	6.000%	444,000	453,768
05/01/26	7.375%	359,000	370,667
Sprint Communications, Inc.(b) 11/15/18	9.000%	122,000	133,895
03/01/20	7.000%	633,000	678,892
Sprint Corp. 09/15/21	7.250%	41,000	40,539
09/15/23	7.875%	111,000	107,891
06/15/24	7.125%	66,000	61,545
02/15/25	7.625%	394,000	374,054
T-Mobile USA, Inc. 04/28/21	6.633%	86,000	90,085
01/15/22	6.125%	18,000	18,990
04/28/22	6.731%	14,000	14,717
03/01/23	6.000%	75,000	79,503
04/01/23	6.625%	657,000	700,934
04/28/23	6.836%	74,000	79,365
01/15/24	6.500%	52,000	55,900
03/01/25	6.375%	21,000	22,575
01/15/26	6.500%	199,000	217,781
Wind Acquisition Finance SA(b) 04/30/20	6.500%	111,000	116,204
07/15/20	4.750%	76,000	76,950
04/23/21	7.375%	67,000	69,010
Total			6,933,072

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELINES 0.6%
AT&T, Inc. 03/15/22	3.800%	3,750,000	4,025,689
02/15/39	6.550%	5,000,000	6,497,515
CenturyLink, Inc. 04/01/20	5.625%	48,000	51,120
03/15/22	5.800%	320,000	331,072
12/01/23	6.750%	45,000	47,363
04/01/24	7.500%	156,000	169,162
04/01/25	5.625%	42,000	40,950
Deutsche Telekom International Finance BV 08/20/18	6.750%	4,000,000	4,419,300
Frontier Communications Corp. 09/15/20	8.875%	193,000	210,370
07/01/21	9.250%	22,000	23,815
09/15/22	10.500%	98,000	106,636
01/15/23	7.125%	59,000	55,608
01/15/25	6.875%	262,000	235,145
09/15/25	11.000%	653,000	705,240
Level 3 Communications, Inc. 12/01/22	5.750%	94,000	98,230
Level 3 Financing, Inc. 01/15/21	6.125%	36,000	37,350
08/15/22	5.375%	127,000	132,734
01/15/24	5.375%	71,000	74,372
Level 3 Financing, Inc.(b) 03/15/26	5.250%	294,000	304,657
Orange SA 07/08/19	5.375%	4,000,000	4,424,080
Telecom Italia SpA(b) 05/30/24	5.303%	191,000	195,536
Telefonica Emisiones SAU 06/20/36	7.045%	2,800,000	3,755,450
Verizon Communications, Inc. 03/15/34	5.050%	6,000,000	6,841,578
11/01/34	4.400%	1,670,000	1,775,873
Zayo Group LLC/Capital, Inc. 04/01/23	6.000%	238,000	247,520
05/15/25	6.375%	319,000	336,612
Total			35,142,977
Total Corporate Bonds & Notes (Cost: $638,770,114)			668,909,277

Residential Mortgage-Backed Securities —
Agency 8.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. 10/01/26- 12/01/45	3.500%	97,844,701	103,179,443
03/01/17- 10/01/39	6.000%	1,161,507	1,330,847
06/01/32- 07/01/32	7.000%	465,979	565,738
12/01/17- 01/01/39	5.500%	707,507	781,936
08/01/18- 05/01/41	5.000%	1,691,666	1,858,042
05/01/39- 06/01/41	4.500%	6,397,605	7,012,229
12/01/42- 12/01/45	4.000%	77,498,564	82,929,033
12/01/42- 06/01/45	3.000%	39,848,001	41,395,936
03/01/38	6.500%	8,615	9,872
CMO Series 1614 Class MZ 11/15/23	6.500%	14,749	16,249
Federal Home Loan Mortgage Corp.(e) 09/14/46	3.500%	11,800,000	12,426,414
Federal Home Loan Mortgage Corp.(c) 12/01/36	6.151%	4,861	5,105
08/01/36	2.798%	39,848	42,525
Federal Home Loan Mortgage Corp.(f) 09/01/43	3.500%	4,461,655	4,714,225
Federal National Mortgage Association 12/01/25- 03/01/46	3.500%	84,823,627	89,481,429
07/01/27- 11/01/45	3.000%	26,702,662	27,817,921
03/01/17- 03/01/37	6.500%	447,057	515,530
09/01/17	6.000%	37,839	38,159
08/01/18- 02/01/38	5.500%	320,232	357,034
12/01/20	5.000%	66,948	70,556
01/01/29- 10/01/45	4.000%	75,622,524	80,923,712
05/01/40- 06/01/44	4.500%	8,234,554	9,006,753
06/01/31	7.000%	239,070	285,153
Federal National Mortgage Association(e) 02/01/31	3.000%	10,277,429	10,766,309
Government National Mortgage Association 02/15/45	3.500%	15,691,591	16,661,796
Total Residential Mortgage-Backed Securities — Agency (Cost: $485,728,668)			492,191,946

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Residential Mortgage-Backed Securities —
Non-Agency 0.9%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COLT Mortgage Loan Trust CMO Series 2016-1 Class A1(b) 05/25/46	3.000%	2,022,199	2,046,845
Equifirst Mortgage Loan Trust CMO Series 2003-1 Class IF1(c) 12/25/32	4.010%	69,716	70,254
JPMorgan Resecuritization Trust CMO Series 2009-12 Class 9A1(b)(c) 05/26/36	2.964%	521,668	522,527
Mill City Mortgage Trust(b) CMO Series 15-1 Class A1 06/25/56	2.230%	3,638,470	3,644,192
Series 2015-2 Class A1 09/25/57	3.000%	4,991,735	5,011,781
Series 2016-1 Class A1 04/25/57	2.500%	5,200,000	5,233,379
SACO I, Inc. CMO Series 1995-1 Class A(b)(c)(g) 09/25/24	0.000%	3,820	2,121
Springleaf Mortgage Loan Trust(b) CMO Series 2013-1A Class A 06/25/58	1.270%	369,679	369,635
CMO Series 2013-2A Class A 12/25/65	1.780%	553,808	550,981
CMO Series 2013-3A Class A 09/25/57	1.870%	1,432,601	1,424,760
Towd Point Mortgage Trust(b) CMO Series 15-5 Class A1 05/25/55	3.500%	4,923,843	5,073,224
CMO Series 15-6 Class A1 04/25/55	3.500%	5,288,034	5,455,718
CMO Series 2015-4 Class A1 04/25/55	3.500%	3,400,805	3,496,723
CMO Series 2016-1 Class A1 02/25/55 3.500% 6,685,903 6,879,573 CMO Series 2016-2 Class A1 08/25/55	3.000%	7,784,374	7,938,549
Series 2016-3 Class A1 08/25/55	2.250%	4,454,788	4,446,074
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $51,813,401)			52,166,336

Commercial Mortgage-Backed Securities —
Agency 2.6%

Federal National Mortgage Association Series 2006-M2 Class A2A 10/25/32	5.271%	1,877,887	2,074,348

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association Series 2011-161 Class A 01/16/34	1.738%	1,370,932	1,370,360
Series 2012-111 Class AC 04/16/47	2.211%	447,782	448,325
Series 2012-25 Class A 11/16/42	2.575%	1,649,165	1,675,246
Series 2012-45 Class A 03/16/40	2.830%	454,264	457,568
Series 2012-55 Class A 08/16/33	1.704%	647,278	648,172
Series 2012-58 Class A 01/16/40	2.500%	717,556	726,038
Series 2012-9 Class A 05/16/39	3.220%	151,500	152,193
Series 2013-105 Class A 02/16/37	1.705%	4,416,336	4,376,023
Series 2013-118 Class AB 06/16/36	2.000%	2,192,072	2,206,720
Series 2013-12 Class A 10/16/42	1.410%	4,711,718	4,655,059
Series 2013-126 Class AB 04/16/38	1.540%	7,142,343	7,045,894
Series 2013-138 Class A 08/16/35	2.150%	4,914,652	4,934,610
Series 2013-146 Class AH 08/16/40	2.000%	2,042,755	2,056,100
Series 2013-17 Class AH 10/16/43	1.558%	1,393,280	1,376,261
Series 2013-179 Class A 07/16/37	1.800%	2,373,252	2,355,119
Series 2013-194 Class AB 05/16/38	2.250%	1,659,776	1,669,254
Series 2013-2 Class AB 12/16/42	1.600%	1,085,147	1,081,970
Series 2013-30 Class A 05/16/42	1.500%	2,637,799	2,619,527
Series 2013-32 Class AB 01/16/42	1.900%	2,518,113	2,501,990
Series 2013-33 Class A 07/16/38	1.061%	3,828,782	3,725,082
Series 2013-40 Class A 10/16/41	1.511%	1,567,183	1,548,261
Series 2013-50 Class AH 06/16/39	2.100%	1,640,934	1,640,860
Series 2013-57 Class A 06/16/37	1.350%	4,356,012	4,306,404
Series 2013-61 Class A 01/16/43	1.450%	1,981,319	1,948,095
Series 2013-73 Class AE 01/16/39	1.350%	6,517,301	6,464,397
Series 2013-78 Class AB 07/16/39	1.624%	1,776,368	1,772,162
Series 2014-103 Class AB 06/16/53	1.742%	2,603,723	2,659,846
Series 2014-109 Class A 01/16/46	2.325%	5,105,628	5,146,331

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Commercial Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-135 Class AD 08/16/45	2.400%	3,767,581	3,783,067
Series 2014-138 Class A 01/16/44	2.700%	1,976,136	2,007,204
Series 2014-148 Class A 11/16/43	2.650%	2,893,133	2,947,250
Series 2014-169 Class A 11/16/42	2.600%	2,678,246	2,712,733
Series 2014-24 Class BA 07/16/38	2.100%	3,112,506	3,122,091
Series 2014-33 Class A 08/16/39	2.300%	1,265,133	1,271,882
Series 2014-64 Class A 02/16/45	2.200%	2,585,646	2,601,596
Series 2014-67 Class AE 05/16/39	2.150%	1,118,049	1,140,245
Series 2015-109 Class A 02/16/40	2.528%	7,953,043	8,044,915
Series 2015-21 Class A 11/16/42	2.600%	4,947,108	5,024,681
Series 2015-33 Class AH 02/16/45	2.650%	1,176,799	1,193,712
Series 2015-5 Class KA 11/16/39	2.500%	5,003,829	5,068,404
Series 2015-78 Class A 06/16/40	2.918%	5,269,736	5,372,127
Series 2015-85 Class AF 05/16/44	2.400%	5,840,982	5,892,278
Series 2015-98 Class AE 04/16/41	2.100%	3,043,289	3,056,789
Series 2016-39 Class AG 01/16/43	2.300%	7,652,542	7,705,999
Government National Mortgage Association(c) CMO Series 2015-71 Class DA 09/16/49	2.169%	8,871,536	8,899,604
Total Commercial Mortgage-Backed Securities — Agency (Cost: $144,200,654)			143,486,792

Commercial Mortgage-Backed Securities —
Non-Agency 2.4%

American Homes 4 Rent Trust(b) Series 2014-SFR2 Class A 10/17/36	3.786%	2,940,512	3,178,905
Series 2014-SFR3 Class A 12/17/36	3.678%	3,451,624	3,712,990
Series 2015-SFR2 Class A 10/17/45	3.732%	2,685,989	2,906,784
American Homes 4 Rent Series 2015-SFR1 Class A(b) 04/17/52	3.467%	3,585,680	3,808,688

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Americold 2010 LLC Trust Series 2010-ARTA Class A1(b) 01/14/29	3.847%	226,333	236,716
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14 Class A4 12/11/38	5.201%	5,130,559	5,140,131
Series 2006-T24 Class A4 10/12/41	5.537%	33,774	33,746
Series 2007-T26 Class A4 01/12/45	5.471%	5,444,026	5,494,873
Series 2007-T28 Class A4 09/11/42	5.742%	556,066	573,514
Bear Stearns Commercial Mortgage Securities Trust(c) Series 2007-PW17 Class A4 06/11/50	5.694%	5,050,545	5,207,894
CD Mortgage Trust Series 2007-CD5 Class A4 11/15/44	5.886%	5,732,816	5,895,677
CFCRE Commercial Mortgage Trust Series 2016-C4 Class A1 05/10/58	1.501%	3,221,531	3,219,911
CGGS Commercial Mortgage Trust Series 2016-RNDA Class AFX(b) 02/10/33	2.757%	11,200,000	11,372,587
COBALT CMBS Commercial Mortgage Trust(c) Series 2007-C2 Class A3 04/15/47	5.484%	8,378,168	8,478,802
Series 2007-C3 Class A4 05/15/46	5.958%	4,406,353	4,506,002
CSAIL Commercial Mortgage Trust Series 2016-C5 Class A1 11/15/48	1.747%	3,217,241	3,231,800
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 10/15/49	5.431%	482,660	482,090
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4 12/11/49	5.322%	5,717,327	5,748,907
Colony Multifamily Mortgage Trust Series 2014-1 Class A(b) 04/20/50	2.543%	4,749,344	4,723,728
Commercial Mortgage Trust Series 2006-C8 Class A1A 12/10/46	5.292%	1,291,025	1,299,297
DBUBS Mortgage Trust Series 2011-LC1A Class A3(b) 11/10/46	5.002%	150,000	165,924
GS Mortgage Securities Trust Series 2006-GG8 Class A4 11/10/39	5.560%	78,357	78,309

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Assurance Co. Series 2003-1 Class A5(b) 05/12/35	5.743%	155,723	167,621
Greenwich Capital Commercial Funding Corp. Series 2007-GG11 Class A1A 12/10/49	5.704%	4,991,087	5,114,785
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A4 06/12/47	5.440%	2,781,535	2,801,757
JPMorgan Chase Commercial Mortgage Securities Trust(b) Series 2009-IWST Class A2 12/05/27	5.633%	300,000	330,362
Series 2010-CNTR Class A2 08/05/32	4.311%	450,000	480,169
Series 2011-C3 Class A4 02/15/46	4.717%	450,000	498,012
LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3 02/15/40	5.430%	5,934,572	5,994,157
Series 2007-C7 Class A3 09/15/45	5.866%	3,701,932	3,843,850
Morgan Stanley Capital I Trust Series 2007-HQ11 Class A4 02/12/44	5.447%	3,451,284	3,467,403
Series 2007-IQ13 Class A1A 03/15/44	5.312%	3,714,473	3,748,327
Series 2007-IQ13 Class A4 03/15/44	5.364%	3,907,214	3,950,534
Morgan Stanley Capital I Trust(b) Series 2011-C1 Class A4 09/15/47	5.033%	300,000	334,956
Morgan Stanley Capital I Trust(c) Series 2007-T27 Class A1A 06/11/42	5.818%	3,312,880	3,396,526
Series 2007-T27 Class A4 06/11/42	5.818%	7,788,447	7,982,091
Morgan Stanley Re-Remic Trust(b)(c) Series 2009-GG10 Class A4A 08/12/45	5.988%	1,833,453	1,855,323
Series 2010-GG10 Class A4A 08/15/45	5.988%	4,722,779	4,796,312
Wachovia Bank Commercial Mortgage Trust Series 2006-C26 Class A3 06/15/45	6.011%	81,054	81,001
Series 2006-C29 Class A1A 11/15/48	5.297%	4,883,833	4,901,807
Wachovia Bank Commercial Mortgage Trust(c) Series 2006-C26 Class A1A 06/15/45	6.009%	198,602	198,421
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $134,800,499)			133,440,689

Asset-Backed Securities — Non-Agency 1.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust Series 2015-A Class A2(b) 11/15/18	1.110%	1,121,403	1,119,652
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	3,810,000	3,821,168
American Credit Acceptance Receivables Trust(b) Series 2015-2 Class A 06/12/19	1.570%	337,275	336,523
Series 2015-3 Class A 09/12/19	1.950%	2,427,340	2,420,544
Series 2016-1A Class A 05/12/20	2.370%	1,137,442	1,135,683
Series 2016-3 Class A 11/12/20	1.700%	5,200,000	5,194,458
Avis Budget Rental Car Funding AESOP LLC Series 2016-2A Class A(b) 11/20/22	2.720%	4,100,000	4,123,270
CCG Receivables Trust Series 2015-1 Class A2(b) 11/14/18	1.460%	6,384,584	6,374,937
California Republic Auto Receivables Trust Series 2015-1 Class A3 04/15/19	1.330%	1,045,416	1,045,504
California Republic Auto Receivables Trust(b) Series 2015-4 Class A2 09/17/18	1.600%	639,108	640,481
Subordinated, Series 2012-1 Class B 01/16/18	1.760%	646,960	647,173
CarFinance Capital Auto Trust(b) Series 2014-1A Class A 12/17/18	1.460%	68,257	68,169
Series 2015-1A Class A 06/15/21	1.750%	953,394	948,310
Chesapeake Funding II LLC(b) Series 2016-1A Class A1 03/15/28	2.110%	4,574,000	4,580,598
Series 2016-2A Class A1 06/15/28	1.880%	5,850,000	5,836,901
Conn's Receivables Funding LLC Series 2016-A Class A(b) 04/16/18	4.680%	1,875,129	1,874,485
DT Auto Owner Trust(b) Series 2015-2A Class A 09/17/18	1.240%	329,846	329,827
Series 2015-3A Class A 03/15/19	1.660%	1,170,776	1,170,693
Series 2016-1A Class A 09/16/19	2.000%	2,991,731	2,990,964

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamond Resorts Owner Trust Series 2013-2 Class A(b) 05/20/26	2.270%	433,275	430,546
Drive Auto Receivables Trust(b) Series 2015-CA Class A3 10/15/18	1.380%	172,856	172,853
Series 2015-DA Class A3 12/17/18	1.590%	1,100,000	1,100,020
Exeter Automobile Receivables Trust(b) Series 2014-2A Class A 08/15/18	1.060%	7,168	7,167
Series 2014-3A Class A 01/15/19	1.320%	183,727	183,372
Series 2015-1A Class A 06/17/19	1.600%	916,304	916,853
Series 2015-2A Class A 11/15/19	1.540%	1,638,578	1,632,272
Series 2015-3A Class A 03/16/20	2.000%	2,867,730	2,855,331
Series 2016-1A Class A 07/15/20	2.350%	2,864,010	2,857,162
First Investors Auto Owner Trust Series 2014-3A Class A2(b) 11/15/18	1.060%	50,963	50,958
Hertz Fleet Lease Funding LP Series 2014-1 Class A(b)(c) 04/10/28	0.912%	913,366	913,710
Hertz Vehicle Financing LLC Series 2016-3A Class A(b) 07/25/20	2.270%	5,175,000	5,177,483
Hilton Grand Vacations Trust(b) Series 2013-A Class A 01/25/26	2.280%	872,694	874,203
Series 2014-AA Class A 11/25/26	1.770%	1,443,208	1,427,153
KeyCorp Student Loan Trust Series 1999-A Class A2(c) 12/27/29	0.970%	28,405	28,305
Kubota Credit Owner Trust Series 2016-1A Class A3(b) 07/15/20	1.500%	3,525,000	3,520,336
MVW Owner Trust(b) Series 2015-1A Class A 12/20/32	2.520%	3,466,546	3,466,752
Series 2016-1A Class A 12/20/33	2.250%	5,150,000	5,133,919
Navient Private Education Loan Trust Series 2015-AA Class A1(b)(c) 12/15/21	1.008%	242,817	242,624
New York City Tax Lien Trust Series 2016-A Class A(b) 11/10/29	1.470%	3,325,000	3,325,000

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Direct Auto Receivables Trust Series 2016-1A Class A(b) 01/15/21	2.040%	2,029,381	2,025,820
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 05/15/29	1.440%	323,517	321,616
Prestige Auto Receivables Trust Series 2015-1 Class A2(b) 02/15/19	1.090%	276,416	276,320
SLM Private Credit Student Loan Trust Series 2004-B Class A2(c) 06/15/21	0.853%	214,608	214,065
SLM Private Education Loan Trust(b) Series 2012-A Class A2 01/17/45	3.830%	5,420,000	5,603,098
SLM Private Education Loan Trust(b)(c) Series 2014-A Class A1 07/15/22	1.108%	586,935	586,527
SMART ABS Trust Series 2015-1US Class A3A 09/14/18	1.500%	2,035,000	2,031,524
SMB Private Education Loan Trust Series 2015-B Class A1(b)(c) 02/15/23	1.208%	572,154	572,247
TAL Advantage V LLC Series 2014-2A Class A1(b) 05/20/39	1.700%	766,270	755,368
TCF Auto Receivables Owner Trust(b) Series 2015-1A Class A2 08/15/18	1.020%	389,788	389,676
Series 2015-2A Class A2 01/15/19	1.640%	2,366,914	2,364,847
Verizon Owner Trust Series 2016-1A Class A(b) 01/20/21	1.420%	3,200,000	3,199,954
Westlake Automobile Receivables Trust Series 2015-1A Class A2(b) 03/15/18	1.170%	632,817	632,588
Total Asset-Backed Securities — Non-Agency (Cost: $98,030,041)			97,949,009

Inflation-Indexed Bonds 0.6%

UNITED STATES 0.6%
U.S. Treasury Inflation-Indexed Bond 04/15/19	0.125%	34,949,063	35,258,432
Total Inflation-Indexed Bonds (Cost: $34,970,994)			35,258,432

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

U.S. Treasury Obligations 2.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 02/15/45	2.500%	76,225,000	80,500,765
08/15/40	3.875%	46,925,000	62,397,440
Total U.S. Treasury Obligations (Cost: $142,249,353)			142,898,205

U.S. Government & Agency Obligations 0.3%

Federal Farm Credit Banks(c) 10/22/18	0.577%	12,065,000	12,044,116
05/25/18	0.614%	5,400,000	5,396,668
Total U.S. Government & Agency Obligations (Cost: $17,437,806)			17,440,784

Foreign Government Obligations 0.3%

CANADA 0.3%
Province of Nova Scotia 01/26/17	5.125%	4,000,000	4,064,384
Province of Ontario 02/14/18	1.200%	7,160,000	7,172,150
Province of Quebec 05/14/18	4.625%	7,000,000	7,416,080
Total			18,652,614
Total Foreign Government Obligations (Cost: $18,525,939)			18,652,614

Municipal Bonds 0.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 0.1%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/17	5.365%	6,000,000	6,114,180
Total Municipal Bonds (Cost: $6,099,243)			6,114,180

Senior Loans —%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CHEMICALS —%
PQ Corp. Tranche B1 Term Loan(c)(h) 11/04/22	5.750%	34,892	35,104
DIVERSIFIED MANUFACTURING —%
Accudyne Industries Borrower SCA/LLC Term Loan(c)(h) 12/13/19	4.000%	170,000	151,215
Manitowoc Foodservice, Inc. Tranche B Term Loan(c)(h) 03/03/23	5.750%	58,185	58,815
Total			210,030
ELECTRIC —%
Dynegy, Inc. Term Loan(c)(h) 06/27/23	5.000%	248,000	248,040
INDEPENDENT ENERGY —%
Chesapeake Energy Corp. Tranche A Term Loan(c)(e)(h) 08/17/21	8.500%	186,172	191,990
LEISURE —%
UFC Holdings LLC(c)(e)(h) 1st Lien Term Loan 08/18/23	5.000%	52,000	52,104
2nd Lien Term Loan 08/18/24	8.500%	16,000	16,095
Total			68,199
PHARMACEUTICALS —%
Concordia International Corp. Term Loan(c)(h) 10/21/21	5.250%	65,670	62,089
RETAILERS —%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(c)(h) 08/21/20	5.750%	50,000	50,109
Total Senior Loans (Cost: $860,197)			865,561

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Money Market Funds 7.0%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(i)(j)	393,937,921	393,937,921
Total Money Market Funds (Cost: $393,937,921)		393,937,921
Total Investments (Cost: $4,981,640,525)		5,596,683,461
Other Assets & Liabilities, Net		18,449,249
Net Assets		5,615,132,710

At August 31, 2016, securities totaling $583,651 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at August 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Treasury 5-Year Note	575	USD	69,718,750	12/2016	—	(144,843)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At August 31, 2016, the value of these securities amounted to $279,426,632 or 4.98% of net assets.

(c)  Variable rate security.

(d)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2016, the value of these securities amounted to $10,250, which represents less than 0.01% of net assets.

(e)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(f)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(g)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2016, the value of these securities amounted to $2,121, which represents less than 0.01% of net assets.

(h)  Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(i)  The rate shown is the seven-day current annualized yield at August 31, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Notes to Portfolio of Investments (continued)

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	266,135,925	1,877,282,281	(1,749,480,285)	393,937,921	1,094,495	393,937,921

Abbreviation Legend

ADR  American Depositary Receipt

CMO  Collateralized Mortgage Obligation

PIK  Payment-in-Kind

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	465,461,921	—	—	465,461,921
Consumer Staples	253,507,616	—	—	253,507,616
Energy	254,528,160	—	—	254,528,160
Financials	688,646,715	—	—	688,646,715
Health Care	565,706,821	—	—	565,706,821
Industrials	273,086,431	—	—	273,086,431
Information Technology	726,983,646	—	—	726,983,646
Materials	20,755,252	—	—	20,755,252
Telecommunication Services	106,158,417	—	—	106,158,417
Utilities	38,536,736	—	—	38,536,736
Total Common Stocks	3,393,371,715	—	—	3,393,371,715
Corporate Bonds & Notes	—	668,909,277	—	668,909,277
Residential Mortgage-Backed Securities — Agency	—	492,191,946	—	492,191,946
Residential Mortgage-Backed Securities — Non-Agency	—	50,117,370	2,048,966	52,166,336
Commercial Mortgage-Backed Securities — Agency	—	143,486,792	—	143,486,792
Commercial Mortgage-Backed Securities — Non-Agency	—	133,440,689	—	133,440,689
Asset-Backed Securities — Non-Agency	—	97,949,009	—	97,949,009
Inflation-Indexed Bonds	—	35,258,432	—	35,258,432

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
U.S. Treasury Obligations	142,898,205	—	—	142,898,205
U.S. Government & Agency Obligations	—	17,440,784	—	17,440,784
Foreign Government Obligations	—	18,652,614	—	18,652,614
Municipal Bonds	—	6,114,180	—	6,114,180
Senior Loans	—	865,561	—	865,561
Investments measured at net asset value
Money Market Funds	—	—	—	393,937,921
Total Investments	3,536,269,920	1,664,426,654	2,048,966	5,596,683,461
Derivatives
Liabilities
Futures Contracts	(144,843)	—	—	(144,843)
Total	3,536,125,077	1,664,426,654	2,048,966	5,596,538,618

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,587,702,604)	$5,202,745,540
Affiliated issuers (identified cost $393,937,921)	393,937,921
Total investments (identified cost $4,981,640,525)	5,596,683,461
Cash	409,668
Receivable for:
Investments sold	24,800,414
Capital shares sold	25,934,062
Dividends	6,680,083
Interest	9,695,809
Foreign tax reclaims	54,040
Variation margin	8,984
Prepaid expenses	45,920
Trustees' deferred compensation plan	74,448
Other assets	3,553
Total assets	5,664,390,442
Liabilities
Payable for:
Investments purchased	18,500,918
Investments purchased on a delayed delivery basis	23,580,014
Capital shares purchased	6,081,321
Management services fees	90,085
Distribution and/or service fees	55,990
Transfer agent fees	647,359
Plan administration fees	5,524
Compensation of board members	350
Chief compliance officer expenses	380
Other expenses	221,343
Trustees' deferred compensation plan	74,448
Total liabilities	49,257,732
Net assets applicable to outstanding capital stock	$5,615,132,710
Represented by
Paid-in capital	$5,002,150,107
Undistributed net investment income	13,514,962
Accumulated net realized loss	(15,430,452)
Unrealized appreciation (depreciation) on:
Investments	615,042,936
Futures contracts	(144,843)
Total — representing net assets applicable to outstanding capital stock	$5,615,132,710

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$2,960,832,117
Shares outstanding	78,873,210
Net asset value per share	$37.54
Maximum offering price per share(a)	$39.83
Class B
Net assets	$6,374,219
Shares outstanding	170,458
Net asset value per share	$37.39
Class C
Net assets	$1,265,078,770
Shares outstanding	33,811,710
Net asset value per share	$37.42
Class K
Net assets	$23,493,949
Shares outstanding	626,838
Net asset value per share	$37.48
Class R
Net assets	$79,917,458
Shares outstanding	2,129,144
Net asset value per share	$37.54
Class R4
Net assets	$112,108,430
Shares outstanding	2,964,605
Net asset value per share	$37.82
Class R5
Net assets	$181,220,627
Shares outstanding	4,830,751
Net asset value per share	$37.51
Class Y
Net assets	$118,552,977
Shares outstanding	3,133,529
Net asset value per share	$37.83
Class Z
Net assets	$867,554,163
Shares outstanding	23,146,076
Net asset value per share	$37.48

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$49,886,470
Dividends — affiliated issuers	1,094,495
Interest	39,898,777
Foreign taxes withheld	(53,981)
Total income	90,825,761
Expenses:
Management services fees	26,032,683
Distribution and/or service fees
Class A	6,031,202
Class B	73,401
Class C	9,213,426
Class R	292,874
Transfer agent fees
Class A	3,580,638
Class B	10,830
Class C	1,369,900
Class K	11,458
Class R	87,147
Class R4	100,754
Class R5	66,205
Class Z	953,080
Plan administration fees
Class K	57,343
Compensation of board members	89,297
Custodian fees	66,407
Printing and postage fees	358,670
Registration fees	433,904
Audit fees	40,456
Legal fees	119,862
Chief compliance officer expenses	2,077
Other	95,889
Total expenses	49,087,503
Expense reductions	(2,320)
Total net expenses	49,085,183
Net investment income	41,740,578
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(3,680,907)
Foreign currency translations	2,443
Futures contracts	1,683,865
Net realized loss	(1,994,599)
Net change in unrealized appreciation (depreciation) on:
Investments	340,731,280
Futures contracts	(144,843)
Net change in unrealized appreciation	340,586,437
Net realized and unrealized gain	338,591,838
Net increase in net assets resulting from operations	$380,332,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income	$41,740,578	$53,876,473
Net realized gain (loss)	(1,994,599)	79,663,278
Net change in unrealized appreciation (depreciation)	340,586,437	(126,045,208)
Net increase in net assets resulting from operations	380,332,416	7,494,543
Distributions to shareholders
Net investment income
Class A	(35,023,138)	(17,583,657)
Class B	(69,193)	(42,723)
Class C	(6,204,832)	(2,170,594)
Class K	(383,278)	(279,351)
Class R	(660,979)	(235,751)
Class R4	(999,615)	(405,564)
Class R5	(2,390,624)	(1,182,676)
Class Y	(1,525,806)	(464,225)
Class Z	(10,613,315)	(5,540,058)
Net realized gains
Class A	(40,972,070)	(51,318,940)
Class B	(153,615)	(436,395)
Class C	(14,622,344)	(12,484,969)
Class K	(420,956)	(829,944)
Class R	(926,491)	(829,019)
Class R4	(955,301)	(869,521)
Class R5	(2,361,482)	(1,893,151)
Class Y	(1,330,113)	(936,890)
Class Z	(10,356,825)	(13,624,282)
Total distributions to shareholders	(129,969,977)	(111,127,710)
Increase in net assets from capital stock activity	2,103,451,935	1,222,955,848
Total increase in net assets	2,353,814,374	1,119,322,681
Net assets at beginning of year	3,261,318,336	2,141,995,655
Net assets at end of year	$5,615,132,710	$3,261,318,336
Undistributed net investment income	$13,514,962	$29,776,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	38,196,367	1,373,016,007	23,044,574	849,143,615
Distributions reinvested	1,999,566	71,224,030	1,755,826	63,595,896
Redemptions	(13,991,552)	(504,067,901)	(8,445,175)	(310,953,059)
Net increase	26,204,381	940,172,136	16,355,225	601,786,452
Class B shares
Subscriptions	59,327	2,128,664	88,902	3,259,026
Distributions reinvested	5,773	204,975	12,310	443,459
Redemptions(a)	(142,320)	(5,077,895)	(192,301)	(7,050,415)
Net decrease	(77,220)	(2,744,256)	(91,089)	(3,347,930)
Class C shares
Subscriptions	19,540,243	701,075,793	10,211,580	375,103,625
Distributions reinvested	532,278	18,919,620	363,462	13,124,747
Redemptions	(3,419,494)	(122,654,511)	(1,423,591)	(52,266,510)
Net increase	16,653,027	597,340,902	9,151,451	335,961,862
Class K shares
Subscriptions	68,707	2,430,168	94,952	3,466,998
Distributions reinvested	22,615	803,862	30,677	1,108,787
Redemptions	(87,211)	(3,173,881)	(133,353)	(4,891,086)
Net increase (decrease)	4,111	60,149	(7,724)	(315,301)
Class R shares
Subscriptions	1,439,975	51,690,440	797,090	29,364,631
Distributions reinvested	26,919	959,273	21,236	768,655
Redemptions	(373,956)	(13,470,118)	(361,624)	(13,361,380)
Net increase	1,092,938	39,179,595	456,702	16,771,906
Class R4 shares
Subscriptions	2,526,108	92,297,483	868,563	32,087,299
Distributions reinvested	51,084	1,833,811	29,517	1,078,665
Redemptions	(680,087)	(24,683,149)	(249,090)	(9,255,556)
Net increase	1,897,105	69,448,145	648,990	23,910,408
Class R5 shares
Subscriptions	4,269,929	153,979,342	2,250,236	82,589,442
Distributions reinvested	133,516	4,750,215	84,668	3,075,827
Redemptions	(2,673,498)	(95,400,884)	(527,586)	(19,297,513)
Net increase	1,729,947	63,328,673	1,807,318	66,367,756
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	1,765,549	63,873,858	1,537,795	57,194,044
Distributions reinvested	72,198	2,591,074	38,339	1,401,115
Redemptions	(527,260)	(19,104,289)	(211,982)	(7,879,818)
Net increase	1,310,487	47,360,643	1,364,152	50,715,341
Class Z shares
Subscriptions	13,344,310	479,768,783	6,092,718	223,848,477
Distributions reinvested	470,931	16,746,774	437,899	15,841,211
Redemptions	(4,101,024)	(147,209,609)	(2,959,328)	(108,584,334)
Net increase	9,714,217	349,305,948	3,571,289	131,105,354
Total net increase	58,528,993	2,103,451,935	33,256,314	1,222,955,848

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$35.80		$37.01		$31.83		$28.21		$26.06
Income from investment operations:
Net investment income	0.38		0.75	(a)	0.32		0.28		0.33
Net realized and unrealized gain (loss)	2.62		(0.23)		5.16		3.64		2.97
Total from investment operations	3.00		0.52		5.48		3.92		3.30
Less distributions to shareholders:
Net investment income	(0.58)		(0.40)		(0.30)		(0.30)		(0.34)
Net realized gains	(0.68)		(1.33)		—		—		(0.81)
Total distributions to shareholders	(1.26)		(1.73)		(0.30)		(0.30)		(1.15)
Net asset value, end of period	$37.54		$35.80		$37.01		$31.83		$28.21
Total return	8.60%		1.38%		17.29%		13.97%		13.14%
Ratios to average net assets(b)
Total gross expenses	1.03%		1.06%		1.09%		1.14%		1.16%
Total net expenses(c)	1.03	%(d)	1.06	%(d)	1.09	%(d)	1.13	%(d)	1.11	%(d)
Net investment income	1.06%		2.03%		0.94%		0.91%		1.24%
Supplemental data
Net assets, end of period (in thousands)	$2,960,832		$1,885,538		$1,344,071		$994,163		$774,214
Portfolio turnover	60%		102%		109%		141%		130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.48 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$35.67		$36.91		$31.75		$28.15		$26.00
Income from investment operations:
Net investment income	0.10		0.30	(a)	0.06		0.05		0.13
Net realized and unrealized gain (loss)	2.61		(0.06)		5.15		3.63		2.97
Total from investment operations	2.71		0.24		5.21		3.68		3.10
Less distributions to shareholders:
Net investment income	(0.31)		(0.15)		(0.05)		(0.08)		(0.14)
Net realized gains	(0.68)		(1.33)		—		—		(0.81)
Total distributions to shareholders	(0.99)		(1.48)		(0.05)		(0.08)		(0.95)
Net asset value, end of period	$37.39		$35.67		$36.91		$31.75		$28.15
Total return	7.75%		0.63%		16.40%		13.12%		12.30%
Ratios to average net assets(b)
Total gross expenses	1.77%		1.81%		1.84%		1.89%		1.91%
Total net expenses(c)	1.77	%(d)	1.81	%(d)	1.84	%(d)	1.88	%(d)	1.86	%(d)
Net investment income	0.28%		0.82%		0.18%		0.16%		0.49%
Supplemental data
Net assets, end of period (in thousands)	$6,374		$8,834		$12,504		$12,225		$11,910
Portfolio turnover	60%		102%		109%		141%		130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.32 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$35.68		$36.92		$31.75		$28.15		$25.99
Income from investment operations:
Net investment income	0.11		0.56	(a)	0.07		0.05		0.13
Net realized and unrealized gain (loss)	2.62		(0.32)		5.14		3.63		2.98
Total from investment operations	2.73		0.24		5.21		3.68		3.11
Less distributions to shareholders:
Net investment income	(0.31)		(0.15)		(0.05)		(0.08)		(0.14)
Net realized gains	(0.68)		(1.33)		—		—		(0.81)
Total distributions to shareholders	(0.99)		(1.48)		(0.05)		(0.08)		(0.95)
Increase from payment by affiliate	—		—		0.01		—		—
Net asset value, end of period	$37.42		$35.68		$36.92		$31.75		$28.15
Total return	7.80%		0.63%		16.44	%(b)	13.12%		12.34%
Ratios to average net assets(c)
Total gross expenses	1.78%		1.81%		1.84%		1.89%		1.91%
Total net expenses(d)	1.78	%(e)	1.81	%(e)	1.84	%(e)	1.88	%(e)	1.86	%(e)
Net investment income	0.32%		1.52%		0.19%		0.16%		0.50%
Supplemental data
Net assets, end of period (in thousands)	$1,265,079		$612,243		$295,665		$149,581		$74,771
Portfolio turnover	60%		102%		109%		141%		130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.56 per share.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class K	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$35.75	$36.96	$31.80	$28.18	$26.02
Income from investment operations:
Net investment income	0.41	0.69 (a)	0.35	0.31	0.35
Net realized and unrealized gain (loss)	2.61	(0.13)	5.15	3.64	2.98
Total from investment operations	3.02	0.56	5.50	3.95	3.33
Less distributions to shareholders:
Net investment income	(0.61)	(0.44)	(0.34)	(0.33)	(0.36)
Net realized gains	(0.68)	(1.33)	—	—	(0.81)
Total distributions to shareholders	(1.29)	(1.77)	(0.34)	(0.33)	(1.17)
Net asset value, end of period	$37.48	$35.75	$36.96	$31.80	$28.18
Total return	8.69%	1.49%	17.39%	14.11%	13.26%
Ratios to average net assets(b)
Total gross expenses	0.93%	0.95%	0.97%	1.01%	1.03%
Total net expenses(c)	0.93%	0.95%	0.97%	1.01%	1.03%
Net investment income	1.15%	1.86%	1.00%	1.02%	1.32%
Supplemental data
Net assets, end of period (in thousands)	$23,494	$22,260	$23,303	$70,411	$60,735
Portfolio turnover	60%	102%	109%	141%	130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.39 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$35.79		$37.01		$31.82		$28.19		$26.04
Income from investment operations:
Net investment income	0.29		0.73	(a)	0.24		0.20		0.27
Net realized and unrealized gain (loss)	2.63		(0.31)		5.15		3.65		2.97
Total from investment operations	2.92		0.42		5.39		3.85		3.24
Less distributions to shareholders:
Net investment income	(0.49)		(0.31)		(0.21)		(0.22)		(0.28)
Net realized gains	(0.68)		(1.33)		—		—		(0.81)
Total distributions to shareholders	(1.17)		(1.64)		(0.21)		(0.22)		(1.09)
Increase from payment by affiliate	—		—		0.01		—		—
Net asset value, end of period	$37.54		$35.79		$37.01		$31.82		$28.19
Total return	8.35%		1.10%		17.04	%(b)	13.73%		12.87%
Ratios to average net assets(c)
Total gross expenses	1.28%		1.31%		1.34%		1.39%		1.42%
Total net expenses(d)	1.28	%(e)	1.31	%(e)	1.34	%(e)	1.38	%(e)	1.36	%(e)
Net investment income	0.82%		1.97%		0.69%		0.64%		1.01%
Supplemental data
Net assets, end of period (in thousands)	$79,917		$37,089		$21,445		$13,113		$2,740
Portfolio turnover	60%		102%		109%		141%		130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.55 per share.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$36.06		$37.27		$32.03		$28.25
Income from investment operations:
Net investment income	0.48		0.88	(b)	0.42		0.29
Net realized and unrealized gain (loss)	2.63		(0.27)		5.18		3.76
Total from investment operations	3.11		0.61		5.60		4.05
Less distributions to shareholders:
Net investment income	(0.67)		(0.49)		(0.38)		(0.27)
Net realized gains	(0.68)		(1.33)		—		—
Total distributions to shareholders	(1.35)		(1.82)		(0.38)		(0.27)
Increase from payment by affiliate	—		—		0.02		—
Net asset value, end of period	$37.82		$36.06		$37.27		$32.03
Total return	8.86%		1.62%		17.64	%(c)	14.40%
Ratios to average net assets(d)
Total gross expenses	0.78%		0.81%		0.84%		0.88	%(e)
Total net expenses(f)	0.78	%(g)	0.81	%(g)	0.84	%(g)	0.88	%(e)(g)
Net investment income	1.33%		2.37%		1.21%		1.14	%(e)
Supplemental data
Net assets, end of period (in thousands)	$112,108		$38,489		$15,596		$3,515
Portfolio turnover	60%		102%		109%		141%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.51 per share.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014		2013	2012
Per share data
Net asset value, beginning of period	$35.78	$36.99	$31.80		$28.17	$26.02
Income from investment operations:
Net investment income	0.51	0.97 (a)	0.45		0.39	0.42
Net realized and unrealized gain (loss)	2.60	(0.32)	5.14		3.64	2.97
Total from investment operations	3.11	0.65	5.59		4.03	3.39
Less distributions to shareholders:
Net investment income	(0.70)	(0.53)	(0.42)		(0.40)	(0.43)
Net realized gains	(0.68)	(1.33)	—		—	(0.81)
Total distributions to shareholders	(1.38)	(1.86)	(0.42)		(0.40)	(1.24)
Increase from payment by affiliate	—	—	0.02		—	—
Net asset value, end of period	$37.51	$35.78	$36.99		$31.80	$28.17
Total return	8.96%	1.74%	17.76	%(b)	14.42%	13.52%
Ratios to average net assets(c)
Total gross expenses	0.68%	0.70%	0.73%		0.76%	0.78%
Total net expenses(d)	0.68%	0.70%	0.73%		0.76%	0.78%
Net investment income	1.41%	2.63%	1.30%		1.26%	1.57%
Supplemental data
Net assets, end of period (in thousands)	$181,221	$110,946	$47,848		$29,617	$15
Portfolio turnover	60%	102%	109%		141%	130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.57 per share.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$36.07	$37.28	$32.04		$28.25
Income from investment operations:
Net investment income	0.53	1.21 (b)	0.47		0.34
Net realized and unrealized gain (loss)	2.63	(0.54)	5.19		3.75
Total from investment operations	3.16	0.67	5.66		4.09
Less distributions to shareholders:
Net investment income	(0.72)	(0.55)	(0.44)		(0.30)
Net realized gains	(0.68)	(1.33)	—		—
Total distributions to shareholders	(1.40)	(1.88)	(0.44)		(0.30)
Increase from payment by affiliate	—	—	0.02		—
Net asset value, end of period	$37.83	$36.07	$37.28		$32.04
Total return	9.02%	1.78%	17.84	%(c)	14.54%
Ratios to average net assets(d)
Total gross expenses	0.63%	0.66%	0.68%		0.70	%(e)
Total net expenses(f)	0.63%	0.66%	0.68%		0.70	%(e)
Net investment income	1.47%	3.27%	1.35%		1.34	%(e)
Supplemental data
Net assets, end of period (in thousands)	$118,553	$65,758	$17,106		$9,784
Portfolio turnover	60%	102%	109%		141%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.78 per share.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$35.75		$36.96		$31.78		$28.17		$26.02
Income from investment operations:
Net investment income	0.47		0.83	(a)	0.41		0.35		0.40
Net realized and unrealized gain (loss)	2.61		(0.22)		5.15		3.63		2.96
Total from investment operations	3.08		0.61		5.56		3.98		3.36
Less distributions to shareholders:
Net investment income	(0.67)		(0.49)		(0.38)		(0.37)		(0.40)
Net realized gains	(0.68)		(1.33)		—		—		(0.81)
Total distributions to shareholders	(1.35)		(1.82)		(0.38)		(0.37)		(1.21)
Net asset value, end of period	$37.48		$35.75		$36.96		$31.78		$28.17
Total return	8.85%		1.64%		17.60%		14.24%		13.42%
Ratios to average net assets(b)
Total gross expenses	0.78%		0.81%		0.84%		0.89%		0.91%
Total net expenses(c)	0.78	%(d)	0.81	%(d)	0.84	%(d)	0.88	%(d)	0.86	%(d)
Net investment income	1.32%		2.24%		1.18%		1.16%		1.49%
Supplemental data
Net assets, end of period (in thousands)	$867,554		$480,162		$364,457		$308,945		$284,934
Portfolio turnover	60%		102%		109%		141%		130%

Notes to Financial Highlights

(a)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and

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COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default.

The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from

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COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2016:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	144,843	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,683,865
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(144,843)

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COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	54,848,916

*Based on the ending quarterly outstanding amounts for the year ended August 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment

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COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

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COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.60% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $6,697,690, and the administrative services fee paid to the Investment Manager was $605,430.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Annual Report 2016

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended August 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,791,169.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than

0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class K	0.05
Class R	0.15
Class R4	0.15
Class R5	0.05
Class Z	0.15

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At August 31, 2016, the Fund's total potential future obligation over the life of the Guaranty is $16,204. The liability remaining at August 31, 2016 for non-recurring charges associated with the lease amounted to $10,317 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at August 31, 2016 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,320.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable

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COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $10,825,414 for Class A, $603 for Class B, and $131,861 for Class C shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.20%	1.20%
Class B	1.95	1.95
Class C	1.95	1.95
Class K	1.14	1.14
Class R	1.45	1.45
Class R4	0.95	0.95
Class R5	0.89	0.89
Class Y	0.84	0.84
Class Z	0.95	0.95

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of

Annual Report 2016

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(130,906)
Accumulated net realized loss	130,906

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$61,529,208	$27,904,599
Long-term capital gains	68,440,769	83,223,111
Total	$129,969,977	$111,127,710

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,825,324
Undistributed long-term capital gains	10,819,598
Net unrealized appreciation	589,450,698

At August 31, 2016, the cost of investments for federal income tax purposes was $5,007,232,763 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$612,405,085
Unrealized depreciation	(22,954,387)
Net unrealized appreciation	$589,450,698

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,292,374,815 and

$2,466,890,420, respectively, for the year ended August 31, 2016, of which $1,158,311,303 and $895,783,817, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Annual Report 2016

COLUMBIA BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 40.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.

Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Balanced Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

Annual Report 2016

COLUMBIA BALANCED FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$11,399,880

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

Annual Report 2016

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016

COLUMBIA BALANCED FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Balanced Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the fourth, sixth and fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016

COLUMBIA BALANCED FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016

COLUMBIA BALANCED FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Balanced Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN120_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

COLUMBIA CONTRARIAN CORE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it's also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen
President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009 – 2010.

■  In today's low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

■  Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong.

■  Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, "The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror." Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today's investment environment:

1)  Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)  Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)  Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20% – 30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001 – 2003 and 2011 – 2012. Conversely, flows picked up when volatility returned to "normal" levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate "spike" reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what's the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return trade off of investors, remembering that they won't stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization,

Annual Report 2016

PRESIDENT'S MESSAGE (continued)

and investors are best served through investment approaches that appreciate that distinction. Even though it's a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor's specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA CONTRARIAN CORE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	40
Federal Income Tax Information	41
Trustees and Officers	42
Board Consideration and Approval of Management Agreement	47
Important Information About This Report	51

Annual Report 2016

COLUMBIA CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Contrarian Core Fund (the Fund) Class A shares returned 10.79% excluding sales charges for the 12-month period that ended August 31, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 11.69% for the same time period.

■  Stock selection provided a performance advantage in six out of ten sectors of the benchmark, with the biggest relative gains coming from the consumer discretionary, information technology and industrials sectors. Management fees generally accounted for the Fund's modest shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended August 31, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		10.79	15.17	9.49
Including sales charges		4.41	13.81	8.84
Class B	11/01/98
Excluding sales charges		9.96	14.30	8.66
Including sales charges		4.96	14.07	8.66
Class C	12/09/02
Excluding sales charges		9.98	14.30	8.67
Including sales charges		8.98	14.30	8.67
Class I*	09/27/10	11.26	15.67	9.88
Class K*	03/07/11	10.92	15.32	9.61
Class R*	09/27/10	10.55	14.90	9.23
Class R4*	11/08/12	11.07	15.47	9.77
Class R5*	11/08/12	11.22	15.58	9.82
Class T	02/12/93
Excluding sales charges		10.83	15.14	9.44
Including sales charges		4.44	13.79	8.79
Class W*	09/27/10	10.79	15.17	9.49
Class Y*	11/08/12	11.22	15.63	9.84
Class Z	12/14/92	11.05	15.45	9.76
Russell 1000 Index		11.69	14.60	7.64

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/
appended-performance for more information.

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA CONTRARIAN CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (September 1, 2006 – August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended August 31, 2016, the Fund's Class A shares returned 10.79% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Index, which returned 11.69% for the same time period. Stock selection provided a performance advantage in six out of ten sectors of the benchmark, with the biggest relative gains coming from the consumer discretionary, information technology and industrials sectors. Management fees, which the Fund incurs and the index does not, generally accounted for the Fund's modest shortfall relative to the benchmark.

Stocks Log Strong Gains in Volatile Market

Even though a host of factors weighed on investors during the one-year period ended August 31, 2016, strong rebounds after three significant market declines left stock markets with solid gains. Lackluster economic growth, contentious geopolitical conflicts and expectations of a shift in U.S. monetary policy weighed on investors in the first half of the period. In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point. But the Fed took no further action as subpar global economic growth continued and mixed economic data undermined confidence at home.

The U.S. economy, however, continued to expand modestly throughout the period, and economic growth in Europe picked up, if ever so slightly. The U.S. manufacturing sector regained some traction in the spring, and the U.S. labor markets recovered to full employment for the first time since the Great Recession, despite some weaker reports on new job growth. The vote by the United Kingdom to exit the European Union, known as Brexit, gave markets a jolt in mid-June, but that downdraft was short lived.

Against this backdrop, stocks pulled back three times during the 12-month period ended August 31, 2016. Large-cap stocks outperformed mid- and small-cap stocks. Value stocks outperformed growth stocks, with an especially big advantage for mid-cap and small-cap value stocks versus their growth counterparts. As interest rates (except for the very shortest rates) declined during the period, interest-rate sensitive telecommunications services and utilities were the strongest performing sectors for the period, along with information technology. Health care, energy and financials lagged, with modest single-digit returns.

Contributors and Detractors

Within the Fund, stock selection was particularly strong in the consumer discretionary, information technology and industrial sectors. Within the consumer discretionary sector, Aramark and Comcast were standout performers as the market rewarded them for their business stability. Both are long-term Fund holdings. Within the information technology sector, positions in Activision Blizzard, Facebook and Alphabet (formerly Google) delivered outsized returns. Strong digital advertising growth benefited both Facebook and Alphabet. In addition, investors have responded favorably to the renewed financial discipline brought in by Alphabet CFO Ruth Porat. Within the industrials sector, positions in Nielsen Holdings and Dun & Bradstreet aided returns. Both business service companies were resilient in an environment of easing global industrial activity. General Electric,

Portfolio Management

Guy Pope, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2016)
Apple, Inc.	3.6
Berkshire Hathaway, Inc., Class B	3.3
Verizon Communications, Inc.	3.1
Alphabet, Inc., Class C	3.0
Citigroup, Inc.	2.9
Microsoft Corp.	2.8
JPMorgan Chase & Co.	2.7
Facebook, Inc., Class A	2.7
Johnson & Johnson	2.5
Comcast Corp., Class A	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA CONTRARIAN CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at August 31, 2016)
Common Stocks	96.9
Money Market Funds	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	13.7
Consumer Staples	7.5
Energy	7.5
Financials	20.3
Health Care	16.6
Industrials	8.0
Information Technology	21.5
Materials	0.6
Telecommunication Services	3.2
Utilities	1.1
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

which has long been out of favor, was rewarded by investors for its continued efforts in restructuring. The company has focused on its industrial businesses and de-emphasizing its financial business.

Consumer staples, financials and health care holdings were the biggest detractors from Fund results for the period. In the consumer staples, where the Fund was generally underweight relative to the benchmark, results were mixed. An overweight position in Philip Morris International generated a substantial gain for the Fund. PepsiCo also delivered a double-digit return. However, these were not enough to offset disappointments from holdings such as CVS Health and Walgreens Boots Alliance, both strong performers a year ago, which lost ground during this 12-month period. Rumblings about the potential for increased regulation, especially regarding pharmaceutical pricing, put a damper on health care stocks in general. Both CVS and Walgreen's, with their link to health care, were vulnerable to the same concerns. After years of gaining significant market share in the pharmacy benefit management (PBM) business, CVS/Caremark has run up against more stiff competition. We continue to think CVS/Caremark is one of the better PBM offerings, even though the competition is slowing its share gain progress. Lack of exposure to some of the consumer staples sector's strongest performers, including Altria, Tyson Foods and Procter & Gamble, also detracted from relative performance.

In the financials sector, which was a subpar performer during the period, the Fund underperformed the benchmark. An overweight in Citigroup produced disappointing results, as lower interest rates and easing global capital market activity weighed on the company. Financials, in general, were caught up in the aftermath of Brexit. The falloff in financials also seemed to acknowledge that a period of benign global credit conditions has probably peaked and we have already seen some slight increase in credit stresses. In health care, the Fund performed generally in line with the benchmark. However it had more exposure to health care than the benchmark and that was a drag on relative performance. Good results from a substantial position in Johnson & Johnson, for example, with its nice dividend yield, was offset by a substantial slide in Vertex Pharmaceuticals, which stumbled as market acceptance of its cystic fibrosis drug was slower than expected.

Fund Strategy

Regardless of market conditions or the economic outlook, we focus on executing our core contrarian philosophy in constructing the portfolio and managing it from day to day. We continue to believe our disciplined approach will serve us well over a long-term time frame.

Annual Report 2016
6

COLUMBIA CONTRARIAN CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,129.20	1,019.76	5.73	5.43	1.07
Class B	1,000.00	1,000.00	1,124.40	1,016.04	9.67	9.17	1.81
Class C	1,000.00	1,000.00	1,124.20	1,015.99	9.72	9.22	1.82
Class I	1,000.00	1,000.00	1,131.50	1,021.92	3.43	3.25	0.64
Class K	1,000.00	1,000.00	1,129.40	1,020.36	5.08	4.82	0.95
Class R	1,000.00	1,000.00	1,127.50	1,018.50	7.06	6.70	1.32
Class R4	1,000.00	1,000.00	1,130.30	1,021.01	4.39	4.17	0.82
Class R5	1,000.00	1,000.00	1,131.00	1,021.67	3.70	3.51	0.69
Class T	1,000.00	1,000.00	1,128.80	1,019.76	5.73	5.43	1.07
Class W	1,000.00	1,000.00	1,128.60	1,019.76	5.73	5.43	1.07
Class Y	1,000.00	1,000.00	1,130.90	1,021.92	3.43	3.25	0.64
Class Z	1,000.00	1,000.00	1,129.80	1,021.01	4.39	4.17	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.2%
Auto Components 1.8%
Delphi Automotive PLC	1,745,248	123,319,224
Johnson Controls, Inc.	1,379,489	60,531,977
Total		183,851,201
Hotels, Restaurants & Leisure 1.8%
Aramark	1,479,248	56,107,877
Marriott International, Inc., Class A	681,623	48,620,168
McDonald's Corp.	599,480	69,335,857
Total		174,063,902
Household Durables 0.7%
Newell Brands, Inc.	1,398,320	74,222,826
Internet & Catalog Retail 0.8%
Expedia, Inc.	737,770	80,505,462
Media 3.4%
Comcast Corp., Class A	3,584,888	233,949,791
Walt Disney Co. (The)	1,049,255	99,112,627
Total		333,062,418
Specialty Retail 2.8%
Advance Auto Parts, Inc.	244,365	38,458,164
Lowe's Companies, Inc.	2,496,099	191,101,339
Michaels Companies, Inc. (The)(a)	1,951,237	46,751,639
Total		276,311,142
Textiles, Apparel & Luxury Goods 1.9%
Coach, Inc.	2,499,620	95,435,492
PVH Corp.	875,748	94,370,604
Total		189,806,096
Total Consumer Discretionary		1,311,823,047
CONSUMER STAPLES 7.2%
Beverages 2.6%
Diageo PLC, ADR	512,857	57,686,155
PepsiCo, Inc.	1,877,790	200,454,083
Total		258,140,238
Food & Staples Retailing 3.4%
CVS Health Corp.	1,614,922	150,833,715
Kroger Co. (The)	2,136,870	68,358,471
Walgreens Boots Alliance, Inc.	1,450,634	117,080,670
Total		336,272,856

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.2%
Philip Morris International, Inc.	1,235,290	123,442,530
Total Consumer Staples		717,855,624
ENERGY 7.2%
Energy Equipment & Services 0.9%
Schlumberger Ltd.	1,160,910	91,711,890
Oil, Gas & Consumable Fuels 6.3%
Canadian Natural Resources Ltd.	4,084,770	126,832,108
Chevron Corp.	1,354,698	136,255,525
ConocoPhillips	1,984,746	81,473,823
EQT Corp.	627,745	44,883,768
Exxon Mobil Corp.	2,015,235	175,607,578
Noble Energy, Inc.	1,799,302	62,039,933
Total		627,092,735
Total Energy		718,804,625
FINANCIALS 19.6%
Banks 7.3%
Citigroup, Inc.	5,851,906	279,369,992
JPMorgan Chase & Co.	3,823,723	258,101,303
Wells Fargo & Co.	3,637,508	184,785,406
Total		722,256,701
Capital Markets 5.4%
Bank of New York Mellon Corp. (The)	3,523,556	146,826,578
BlackRock, Inc.	424,159	158,130,717
Invesco Ltd.	712,890	22,235,039
Morgan Stanley	6,636,930	212,779,976
Total		539,972,310
Diversified Financial Services 4.3%
Berkshire Hathaway, Inc., Class B(a)	2,086,193	313,951,185
S&P Global, Inc.	907,680	112,134,787
Total		426,085,972
Insurance 0.8%
Aon PLC	731,882	81,495,061
Real Estate Investment Trusts (REITs) 1.4%
American Tower Corp.	1,171,445	132,818,434
Real Estate Management & Development 0.4%
CBRE Group, Inc., Class A(a)	1,341,163	40,087,362
Total Financials		1,942,715,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
HEALTH CARE 16.0%
Biotechnology 2.9%
Alexion Pharmaceuticals, Inc.(a)	410,575	51,674,969
Biogen, Inc.(a)	381,020	116,451,143
Celgene Corp.(a)	828,821	88,468,354
Vertex Pharmaceuticals, Inc.(a)	393,391	37,179,383
Total		293,773,849
Health Care Equipment & Supplies 5.6%
Abbott Laboratories	2,478,559	104,149,049
Cooper Companies, Inc. (The)	598,267	111,229,801
Medtronic PLC	2,394,031	208,352,518
Zimmer Biomet Holdings, Inc.	1,042,425	135,108,704
Total		558,840,072
Health Care Providers & Services 2.2%
Anthem, Inc.	733,905	91,796,837
Cardinal Health, Inc.	997,168	79,444,375
CIGNA Corp.	347,240	44,537,002
Total		215,778,214
Pharmaceuticals 5.3%
Allergan PLC(a)	226,583	53,142,777
Johnson & Johnson	2,004,446	239,210,586
Pfizer, Inc.	6,698,265	233,099,622
Total		525,452,985
Total Health Care		1,593,845,120
INDUSTRIALS 7.8%
Aerospace & Defense 1.9%
Honeywell International, Inc.	1,595,309	186,188,513
Air Freight & Logistics 1.9%
FedEx Corp.	1,118,091	184,406,749
Electrical Equipment 0.7%
Eaton Corp. PLC	1,027,276	68,354,945
Industrial Conglomerates 0.8%
General Electric Co.	2,539,740	79,341,477
Professional Services 2.5%
Dun & Bradstreet Corp. (The)	442,667	60,933,113
Nielsen Holdings PLC	3,589,055	191,224,850
Total		252,157,963
Total Industrials		770,449,647

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 20.7%
Communications Equipment 0.4%
Palo Alto Networks, Inc.(a)	303,185	40,375,146
Internet Software & Services 7.0%
Akamai Technologies, Inc.(a)	465,310	25,545,519
Alphabet, Inc., Class A(a)	163,518	129,154,692
Alphabet, Inc., Class C(a)	377,487	289,551,404
Facebook, Inc., Class A(a)	2,017,135	254,401,066
Total		698,652,681
IT Services 2.1%
Fidelity National Information Services, Inc.	983,490	78,020,262
MasterCard, Inc., Class A	1,326,974	128,225,497
Total		206,245,759
Semiconductors & Semiconductor Equipment 2.4%
Broadcom Ltd.	701,650	123,785,093
QUALCOMM, Inc.	1,123,100	70,833,917
Skyworks Solutions, Inc.	603,188	45,154,654
Total		239,773,664
Software 5.4%
Activision Blizzard, Inc.	3,424,720	141,680,666
Electronic Arts, Inc.(a)	1,235,891	100,391,426
Intuit, Inc.	221,079	24,639,254
Microsoft Corp.	4,652,597	267,338,224
Total		534,049,570
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	3,210,456	340,629,382
Total Information Technology		2,059,726,202
MATERIALS 0.6%
Chemicals 0.6%
Monsanto Co.	552,550	58,846,575
Total Materials		58,846,575
TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 3.0%
Verizon Communications, Inc.	5,749,578	300,875,417
Total Telecommunication Services		300,875,417

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 1.1%
Electric Utilities 0.8%
Edison International	1,100,682	80,041,595
Multi-Utilities 0.3%
DTE Energy Co.	312,914	29,069,711
Total Utilities		109,111,306
Total Common Stocks (Cost: $7,572,463,875)		9,584,053,403

Money Market Funds 3.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(b)(c)	305,769,244	305,769,244
Total Money Market Funds (Cost: $305,769,244)		305,769,244
Total Investments (Cost: $7,878,233,119)		9,889,822,647
Other Assets & Liabilities, Net		44,825,601
Net Assets		9,934,648,248

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Received in Reorganization ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	189,205,745	31,332,578	2,283,673,984	(2,198,443,063)	305,769,244	802,528	305,769,244

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA CONTRARIAN CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	1,311,823,047	—	—	1,311,823,047
Consumer Staples	717,855,624	—	—	717,855,624
Energy	718,804,625	—	—	718,804,625
Financials	1,942,715,840	—	—	1,942,715,840
Health Care	1,593,845,120	—	—	1,593,845,120
Industrials	770,449,647	—	—	770,449,647
Information Technology	2,059,726,202	—	—	2,059,726,202
Materials	58,846,575	—	—	58,846,575
Telecommunication Services	300,875,417	—	—	300,875,417
Utilities	109,111,306	—	—	109,111,306
Total Common Stocks	9,584,053,403	—	—	9,584,053,403
Investments measured at net asset value
Money Market Funds	—	—	—	305,769,244
Total Investments	9,584,053,403	—	—	9,889,822,647

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $7,572,463,875)	$9,584,053,403
Affiliated issuers (identified cost $305,769,244)	305,769,244
Total investments (identified cost $7,878,233,119)	9,889,822,647
Receivable for:
Investments sold	71,084,396
Capital shares sold	13,960,310
Dividends	18,730,962
Foreign tax reclaims	351
Prepaid expenses	71,758
Trustees' deferred compensation plan	340,104
Total assets	9,994,010,528
Liabilities
Payable for:
Investments purchased	46,614,641
Capital shares purchased	10,578,924
Management services fees	166,886
Distribution and/or service fees	41,906
Transfer agent fees	1,306,659
Plan administration fees	1,245
Compensation of board members	319
Chief compliance officer expenses	717
Other expenses	310,879
Trustees' deferred compensation plan	340,104
Total liabilities	59,362,280
Net assets applicable to outstanding capital stock	$9,934,648,248
Represented by
Paid-in capital	$7,896,075,263
Undistributed net investment income	45,532,775
Accumulated net realized loss	(18,549,316)
Unrealized appreciation (depreciation) on:
Investments	2,011,589,528
Foreign currency translations	(2)
Total — representing net assets applicable to outstanding capital stock	$9,934,648,248

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class A
Net assets	$2,860,805,928
Shares outstanding	128,365,042
Net asset value per share	$22.29
Maximum offering price per share(a)	$23.65
Class B
Net assets	$6,018,625
Shares outstanding	297,408
Net asset value per share	$20.24
Class C
Net assets	$669,226,066
Shares outstanding	32,998,664
Net asset value per share	$20.28
Class I
Net assets	$359,555,946
Shares outstanding	16,011,586
Net asset value per share	$22.46
Class K
Net assets	$5,316,832
Shares outstanding	236,991
Net asset value per share	$22.43
Class R
Net assets	$96,585,993
Shares outstanding	4,334,053
Net asset value per share	$22.29
Class R4
Net assets	$377,945,653
Shares outstanding	16,571,418
Net asset value per share	$22.81
Class R5
Net assets	$627,659,127
Shares outstanding	27,527,505
Net asset value per share	$22.80
Class T
Net assets	$146,879,379
Shares outstanding	6,650,496
Net asset value per share	$22.09
Maximum offering price per share(a)	$23.44

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

August 31, 2016

Class W
Net assets	$220,501,834
Shares outstanding	9,892,249
Net asset value per share	$22.29
Class Y
Net assets	$329,514,193
Shares outstanding	14,445,556
Net asset value per share	$22.81
Class Z
Net assets	$4,234,638,672
Shares outstanding	188,591,241
Net asset value per share	$22.45

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$134,065,805
Dividends — affiliated issuers	802,528
Foreign taxes withheld	(162,883)
Total income	134,705,450
Expenses:
Management services fees	46,537,308
Distribution and/or service fees
Class A	6,359,888
Class B	76,014
Class C	5,323,306
Class R	345,403
Class T	357,601
Class W	294,416
Transfer agent fees
Class A	4,527,791
Class B	13,567
Class C	946,325
Class K	880
Class R	122,600
Class R4	529,598
Class R5	217,759
Class T	254,814
Class W	208,419
Class Z	4,858,023
Plan administration fees
Class K	4,401
Compensation of board members	140,921
Custodian fees	57,822
Printing and postage fees	489,178
Registration fees	508,231
Audit fees	35,676
Legal fees	196,856
Chief compliance officer expenses	3,559
Other	176,982
Total expenses	72,587,338
Expense reductions	(4,350)
Total net expenses	72,582,988
Net investment income	62,122,462
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,897,048
Foreign currency translations	8,423
Net realized gain	8,905,471
Net change in unrealized appreciation (depreciation) on:
Investments	815,596,964
Foreign currency translations	466
Net change in unrealized appreciation	815,597,430
Net realized and unrealized gain	824,502,901
Net increase in net assets resulting from operations	$886,625,363

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations
Net investment income	$62,122,462	$167,200,123
Net realized gain	8,905,471	226,539,268
Net change in unrealized appreciation (depreciation)	815,597,430	(305,101,185)
Net increase in net assets resulting from operations	886,625,363	88,638,206
Distributions to shareholders
Net investment income
Class A	(61,603,501)	(8,507,483)
Class B	(169,643)	—
Class C	(9,230,922)	—
Class I	(11,959,112)	(4,798,155)
Class K	(3,093)	(674)
Class R	(1,343,578)	(78,264)
Class R4	(7,021,383)	(816,168)
Class R5	(11,778,388)	(1,922,616)
Class T	(3,614,625)	(642,160)
Class W	(1,414,819)	(758,782)
Class Y	(1,957,696)	(173,175)
Class Z	(65,021,880)	(13,614,092)
Net realized gains
Class A	(71,377,749)	(115,352,574)
Class B	(281,084)	(893,272)
Class C	(15,383,736)	(18,521,704)
Class I	(11,792,193)	(34,264,726)
Class K	(3,406)	(7,110)
Class R	(1,730,183)	(2,167,951)
Class R4	(7,412,136)	(7,325,441)
Class R5	(11,842,976)	(14,509,724)
Class T	(4,210,566)	(9,478,836)
Class W	(1,639,301)	(10,286,956)
Class Y	(1,934,742)	(1,236,681)
Class Z	(68,474,886)	(120,565,017)
Total distributions to shareholders	(371,201,598)	(365,921,561)
Increase in net assets from capital stock activity	3,228,540,706	1,626,379,501
Total increase in net assets	3,743,964,471	1,349,096,146
Net assets at beginning of year	6,190,683,777	4,841,587,631
Net assets at end of year	$9,934,648,248	$6,190,683,777
Undistributed net investment income	$45,532,775	$159,226,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	48,128,391	1,017,079,358	45,567,965	1,005,475,133
Fund reorganization	2,911,441	60,325,156	—	—
Distributions reinvested	6,161,108	126,980,438	5,695,290	119,202,421
Redemptions	(36,847,943)	(778,168,494)	(17,440,479)	(384,215,880)
Net increase	20,352,997	426,216,458	33,822,776	740,461,674
Class B shares
Subscriptions	45,719	884,791	88,496	1,787,513
Distributions reinvested	23,557	443,344	45,319	869,677
Redemptions(a)	(264,258)	(5,049,400)	(322,718)	(6,500,704)
Net decrease	(194,982)	(3,721,265)	(188,903)	(3,843,514)
Class C shares
Subscriptions	14,095,386	272,495,550	11,677,531	236,079,207
Fund reorganization	1,127,343	21,281,992	—	—
Distributions reinvested	1,091,134	20,578,795	776,999	14,941,695
Redemptions	(4,401,923)	(85,094,434)	(2,175,882)	(43,913,211)
Net increase	11,911,940	229,261,903	10,278,648	207,107,691
Class I shares
Subscriptions	4,361,594	90,879,128	8,920,645	198,518,571
Fund reorganization	94	1,955	—	—
Distributions reinvested	1,147,398	23,751,142	1,858,358	39,062,676
Redemptions	(9,376,151)	(201,335,473)	(12,672,345)	(284,995,676)
Net decrease	(3,867,065)	(86,703,248)	(1,893,342)	(47,414,429)
Class K shares
Subscriptions	248,597	5,280,131	—	—
Distributions reinvested	306	6,336	360	7,576
Redemptions	(17,292)	(383,527)	—	—
Net increase	231,611	4,902,940	360	7,576
Class R shares
Subscriptions	2,493,106	52,783,290	1,525,966	33,723,333
Fund reorganization	348,131	7,216,396	—	—
Distributions reinvested	102,297	2,112,434	69,759	1,462,150
Redemptions	(963,209)	(20,257,607)	(596,145)	(13,163,703)
Net increase	1,980,325	41,854,513	999,580	22,021,780

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA CONTRARIAN CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	8,232,471	177,759,473	7,603,669	167,657,282
Fund reorganization	364,058	7,717,423	—	—
Distributions reinvested	682,566	14,368,022	379,661	8,105,769
Redemptions	(3,193,911)	(69,241,659)	(2,116,266)	(47,395,372)
Net increase	6,085,184	130,603,259	5,867,064	128,367,679
Class R5 shares
Subscriptions	19,032,190	414,631,025	8,767,116	197,169,255
Fund reorganization	926,239	19,625,841	—	—
Distributions reinvested	1,117,699	23,505,208	761,574	16,244,381
Redemptions	(9,009,812)	(190,228,689)	(3,244,261)	(72,265,852)
Net increase	12,066,316	267,533,385	6,284,429	141,147,784
Class T shares
Subscriptions	110,941	2,272,788	143,425	3,011,870
Distributions reinvested	266,648	5,444,949	338,177	7,017,172
Redemptions	(524,066)	(11,080,577)	(509,561)	(11,173,172)
Net decrease	(146,477)	(3,362,840)	(27,959)	(1,144,130)
Class W shares
Subscriptions	9,044,630	190,637,528	4,495,889	100,570,978
Fund reorganization	95	1,963	—	—
Distributions reinvested	148,179	3,053,977	527,738	11,045,553
Redemptions	(4,860,868)	(105,635,402)	(5,005,755)	(109,077,232)
Net increase	4,332,036	88,058,066	17,872	2,539,299
Class Y shares
Subscriptions	12,749,816	268,717,492	2,447,484	55,829,769
Fund reorganization	65,725	1,392,855	—	—
Distributions reinvested	132,077	2,777,583	14,348	306,053
Redemptions	(950,699)	(20,822,683)	(123,265)	(2,790,813)
Net increase	11,996,919	252,065,247	2,338,567	53,345,009
Class Z shares
Subscriptions	56,743,145	1,206,996,663	31,332,502	691,476,272
Fund reorganization	59,654,609	1,245,149,414	—	—
Distributions reinvested	4,076,451	84,504,832	3,893,061	81,910,017
Redemptions	(30,828,122)	(654,818,621)	(17,581,024)	(389,603,207)
Net increase	89,646,083	1,881,832,288	17,644,539	383,783,082
Total net increase	154,394,887	3,228,540,706	75,143,631	1,626,379,501

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended August 31,										Year Ended September 30,
Class A	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.27		$22.37		$19.15		$15.68		$12.63		$12.61
Income from investment operations:
Net investment income	0.15		0.65	(b)	0.14		0.13		0.11		0.08
Net realized and unrealized gain (loss)	2.05		(0.23)		4.32		3.48		3.32		(0.03)
Total from investment operations	2.20		0.42		4.46		3.61		3.43		0.05
Less distributions to shareholders:
Net investment income	(0.55)		(0.10)		(0.11)		(0.12)		(0.07)		(0.03)
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.18)		(1.52)		(1.24)		(0.14)		(0.38)		(0.03)
Net asset value, end of period	$22.29		$21.27		$22.37		$19.15		$15.68		$12.63
Total return	10.79%		1.99%		24.15%		23.23%		27.59%		0.39%
Ratios to average net assets(c)
Total gross expenses	1.07%		1.09%		1.11%		1.15%		1.19	%(d)	1.19	%(e)
Total net expenses(f)	1.07	%(g)	1.09	%(g)	1.11	%(g)	1.14	%(g)	1.16	%(d)(g)	1.16	%(e)(g)
Net investment income	0.72%		2.93%		0.69%		0.73%		0.82	%(d)	0.56%
Supplemental data
Net assets, end of period (in thousands)	$2,860,806		$2,297,176		$1,659,841		$913,212		$588,182		$427,039
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.54 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class B	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.40		$20.58		$17.74		$14.53		$11.74		$11.78
Income from investment operations:
Net investment income (loss)	(0.01)		0.29	(b)	(0.01)		(0.00	)(c)	0.01		(0.03)
Net realized and unrealized gain (loss)	1.87		(0.05)		3.98		3.24		3.09		(0.01)
Total from investment operations	1.86		0.24		3.97		3.24		3.10		(0.04)
Less distributions to shareholders:
Net investment income	(0.39)		—		—		(0.01)		—		—
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.02)		(1.42)		(1.13)		(0.03)		(0.31)		—
Net asset value, end of period	$20.24		$19.40		$20.58		$17.74		$14.53		$11.74
Total return	9.96%		1.22%		23.20%		22.32%		26.72%		(0.34%)
Ratios to average net assets(d)
Total gross expenses	1.83%		1.84%		1.86%		1.90%		1.94	%(e)	1.92	%(f)
Total net expenses(g)	1.83	%(h)	1.84	%(h)	1.86	%(h)	1.89	%(h)	1.91	%(e)(h)	1.90	%(f)(h)
Net investment income (loss)	(0.06%)		1.40%		(0.08%)		(0.02%)		0.05	%(e)	(0.19%)
Supplemental data
Net assets, end of period (in thousands)	$6,019		$9,551		$14,023		$16,396		$17,292		$21,560
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.35 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class C	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$19.43		$20.62		$17.77		$14.55		$11.76		$11.80
Income from investment operations:
Net investment income (loss)	(0.00)		0.50	(b)	(0.01)		(0.00	)(c)	0.01		(0.03)
Net realized and unrealized gain (loss)	1.86		(0.27)		3.99		3.25		3.09		(0.01)
Total from investment operations	1.86		0.23		3.98		3.25		3.10		(0.04)
Less distributions to shareholders:
Net investment income	(0.38)		—		—		(0.01)		—		—
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.01)		(1.42)		(1.13)		(0.03)		(0.31)		—
Net asset value, end of period	$20.28		$19.43		$20.62		$17.77		$14.55		$11.76
Total return	9.98%		1.17%		23.22%		22.36%		26.68%		(0.34%)
Ratios to average net assets(d)
Total gross expenses	1.83%		1.85%		1.86%		1.90%		1.94	%(e)	1.95	%(f)
Total net expenses(g)	1.83	%(h)	1.85	%(h)	1.86	%(h)	1.89	%(h)	1.91	%(e)(h)	1.92	%(f)(h)
Net investment income (loss)	(0.02%)		2.46%		(0.06%)		(0.02%)		0.07	%(e)	(0.22%)
Supplemental data
Net assets, end of period (in thousands)	$669,226		$409,798		$222,834		$115,940		$58,257		$36,559
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.55 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,						Year Ended September 30,
Class I	2016	2015	2014	2013	2012(a)		2011
Per share data
Net asset value, beginning of period	$21.43	$22.53	$19.27	$15.78	$12.71		$12.69
Income from investment operations:
Net investment income	0.24	0.57 (b)	0.23	0.21	0.17		0.14
Net realized and unrealized gain (loss)	2.06	(0.06)	4.35	3.49	3.34		(0.03)
Total from investment operations	2.30	0.51	4.58	3.70	3.51		0.11
Less distributions to shareholders:
Net investment income	(0.64)	(0.19)	(0.19)	(0.19)	(0.13)		(0.09)
Net realized gains	(0.63)	(1.42)	(1.13)	(0.02)	(0.31)		—
Total distributions to shareholders	(1.27)	(1.61)	(1.32)	(0.21)	(0.44)		(0.09)
Net asset value, end of period	$22.46	$21.43	$22.53	$19.27	$15.78		$12.71
Total return	11.26%	2.42%	24.71%	23.73%	28.12%		0.81%
Ratios to average net assets(c)
Total gross expenses	0.65%	0.65%	0.68%	0.70%	0.75	%(d)	0.76	%(e)
Total net expenses(f)	0.65%	0.65%	0.68%	0.70%	0.75	%(d)	0.76	%(e)(g)
Net investment income	1.14%	2.55%	1.12%	1.17%	1.24	%(d)	0.99%
Supplemental data
Net assets, end of period (in thousands)	$359,556	$425,921	$490,451	$424,376	$385,802		$280,304
Portfolio turnover	47%	60%	65%	47%	62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.37 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,						Year Ended September 30,
Class K	2016	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$21.40	$22.50	$19.26	$15.77	$12.70		$14.93
Income from investment operations:
Net investment income	0.23	0.61 (c)	0.17	0.15	0.13		0.06
Net realized and unrealized gain (loss)	2.01	(0.16)	4.33	3.51	3.34		(2.29)
Total from investment operations	2.24	0.45	4.50	3.66	3.47		(2.23)
Less distributions to shareholders:
Net investment income	(0.58)	(0.13)	(0.13)	(0.15)	(0.09)		—
Net realized gains	(0.63)	(1.42)	(1.13)	(0.02)	(0.31)		—
Total distributions to shareholders	(1.21)	(1.55)	(1.26)	(0.17)	(0.40)		—
Net asset value, end of period	$22.43	$21.40	$22.50	$19.26	$15.77		$12.70
Total return	10.92%	2.12%	24.27%	23.40%	27.74%		(14.94%)
Ratios to average net assets(d)
Total gross expenses	0.95%	0.96%	0.97%	1.00%	1.05	%(e)	1.05	%(e)(f)
Total net expenses(g)	0.95%	0.96%	0.97%	1.00%	1.05	%(e)	1.05	%(e)(f)(h)
Net investment income	1.08%	2.73%	0.81%	0.87%	0.93	%(e)	0.72	%(e)
Supplemental data
Net assets, end of period (in thousands)	$5,317	$115	$113	$144	$117		$100
Portfolio turnover	47%	60%	65%	47%	62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class R	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.26		$22.37		$19.15		$15.68		$12.63		$12.61
Income from investment operations:
Net investment income	0.10		0.65	(b)	0.09		0.08		0.08		0.05
Net realized and unrealized gain (loss)	2.05		(0.29)		4.32		3.49		3.32		(0.03)
Total from investment operations	2.15		0.36		4.41		3.57		3.40		0.02
Less distributions to shareholders:
Net investment income	(0.49)		(0.05)		(0.06)		(0.08)		(0.04)		—
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.12)		(1.47)		(1.19)		(0.10)		(0.35)		—
Net asset value, end of period	$22.29		$21.26		$22.37		$19.15		$15.68		$12.63
Total return	10.55%		1.69%		23.86%		22.93%		27.34%		0.16%
Ratios to average net assets(c)
Total gross expenses	1.32%		1.34%		1.36%		1.39%		1.42	%(d)	1.44	%(e)
Total net expenses(f)	1.32	%(g)	1.34	%(g)	1.36	%(g)	1.39	%(g)	1.41	%(d)(g)	1.39	%(e)(g)
Net investment income	0.49%		2.93%		0.44%		0.46%		0.59	%(d)	0.32%
Supplemental data
Net assets, end of period (in thousands)	$96,586		$50,048		$30,291		$13,102		$4,489		$6
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.60 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$21.74		$22.83		$19.52		$15.84
Income from investment operations:
Net investment income	0.21		0.80	(b)	0.20		0.16
Net realized and unrealized gain (loss)	2.09		(0.32)		4.40		3.70
Total from investment operations	2.30		0.48		4.60		3.86
Less distributions to shareholders:
Net investment income	(0.60)		(0.15)		(0.16)		(0.16)
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)
Total distributions to shareholders	(1.23)		(1.57)		(1.29)		(0.18)
Net asset value, end of period	$22.81		$21.74		$22.83		$19.52
Total return	11.07%		2.25%		24.44%		24.61%
Ratios to average net assets(c)
Total gross expenses	0.82%		0.85%		0.86%		0.89	%(d)
Total net expenses(e)	0.82	%(f)	0.85	%(f)	0.86	%(f)	0.89	%(d)(f)
Net investment income	0.99%		3.53%		0.94%		1.04	%(d)
Supplemental data
Net assets, end of period (in thousands)	$377,946		$227,941		$105,458		$46,212
Portfolio turnover	47%		60%		65%		47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.63 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$21.73	$22.83	$19.52	$15.84
Income from investment operations:
Net investment income	0.24	0.78 (b)	0.23	0.15
Net realized and unrealized gain (loss)	2.09	(0.28)	4.39	3.73
Total from investment operations	2.33	0.50	4.62	3.88
Less distributions to shareholders:
Net investment income	(0.63)	(0.18)	(0.18)	(0.18)
Net realized gains	(0.63)	(1.42)	(1.13)	(0.02)
Total distributions to shareholders	(1.26)	(1.60)	(1.31)	(0.20)
Net asset value, end of period	$22.80	$21.73	$22.83	$19.52
Total return	11.22%	2.34%	24.60%	24.75%
Ratios to average net assets(c)
Total gross expenses	0.70%	0.71%	0.73%	0.75	%(d)
Total net expenses(e)	0.70%	0.71%	0.73%	0.75	%(d)
Net investment income	1.12%	3.45%	1.08%	1.01	%(d)
Supplemental data
Net assets, end of period (in thousands)	$627,659	$336,043	$209,498	$68,709
Portfolio turnover	47%	60%	65%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.58 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class T	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.08		$22.19		$19.01		$15.56		$12.54		$12.51
Income from investment operations:
Net investment income	0.15		0.55	(b)	0.13		0.12		0.10		0.06
Net realized and unrealized gain (loss)	2.04		(0.15)		4.28		3.47		3.29		—
Total from investment operations	2.19		0.40		4.41		3.59		3.39		0.06
Less distributions to shareholders:
Net investment income	(0.55)		(0.09)		(0.10)		(0.12)		(0.06)		(0.03)
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.18)		(1.51)		(1.23)		(0.14)		(0.37)		(0.03)
Net asset value, end of period	$22.09		$21.08		$22.19		$19.01		$15.56		$12.54
Total return	10.83%		1.92%		24.06%		23.22%		27.49%		0.43%
Ratios to average net assets(c)
Total gross expenses	1.08%		1.11%		1.16%		1.20%		1.24	%(d)	1.26	%(e)
Total net expenses(f)	1.08	%(g)	1.11	%(g)	1.16	%(g)	1.19	%(g)	1.21	%(d)(g)	1.21	%(e)(g)
Net investment income	0.71%		2.49%		0.63%		0.68%		0.77	%(d)	0.44%
Supplemental data
Net assets, end of period (in thousands)	$146,879		$143,304		$151,430		$131,732		$117,457		$100,805
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.45 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class W	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.27		$22.38		$19.16		$15.69		$12.64		$12.61
Income from investment operations:
Net investment income	0.15		0.50	(b)	0.14		0.13		0.11		0.08
Net realized and unrealized gain (loss)	2.05		(0.09)		4.32		3.48		3.32		(0.02)
Total from investment operations	2.20		0.41		4.46		3.61		3.43		0.06
Less distributions to shareholders:
Net investment income	(0.55)		(0.10)		(0.11)		(0.12)		(0.07)		(0.03)
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.18)		(1.52)		(1.24)		(0.14)		(0.38)		(0.03)
Net asset value, end of period	$22.29		$21.27		$22.38		$19.16		$15.69		$12.64
Total return	10.79%		1.95%		24.15%		23.21%		27.57%		0.47%
Ratios to average net assets(c)
Total gross expenses	1.07%		1.09%		1.10%		1.14%		1.19	%(d)	1.20	%(e)
Total net expenses(f)	1.07	%(g)	1.09	%(g)	1.10	%(g)	1.14	%(g)	1.16	%(d)(g)	1.16	%(e)(g)
Net investment income	0.71%		2.26%		0.67%		0.73%		0.83	%(d)	0.54%
Supplemental data
Net assets, end of period (in thousands)	$220,502		$118,262		$124,021		$254,377		$106,075		$74,302
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$21.75	$22.84	$19.52	$15.84
Income from investment operations:
Net investment income	0.27	1.19 (b)	0.24	0.24
Net realized and unrealized gain (loss)	2.06	(0.67)	4.40	3.64
Total from investment operations	2.33	0.52	4.64	3.88
Less distributions to shareholders:
Net investment income	(0.64)	(0.19)	(0.19)	(0.18)
Net realized gains	(0.63)	(1.42)	(1.13)	(0.02)
Total distributions to shareholders	(1.27)	(1.61)	(1.32)	(0.20)
Net asset value, end of period	$22.81	$21.75	$22.84	$19.52
Total return	11.22%	2.44%	24.71%	24.79%
Ratios to average net assets(c)
Total gross expenses	0.65%	0.66%	0.68%	0.72	%(d)
Total net expenses(e)	0.65%	0.66%	0.68%	0.72	%(d)
Net investment income	1.23%	5.26%	1.12%	1.60	%(d)
Supplemental data
Net assets, end of period (in thousands)	$329,514	$53,246	$2,514	$79
Portfolio turnover	47%	60%	65%	47%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.96 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA CONTRARIAN CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,										Year Ended September 30,
Class Z	2016		2015		2014		2013		2012(a)		2011
Per share data
Net asset value, beginning of period	$21.42		$22.52		$19.27		$15.78		$12.71		$12.68
Income from investment operations:
Net investment income	0.21		0.66	(b)	0.19		0.17		0.15		0.11
Net realized and unrealized gain (loss)	2.05		(0.18)		4.35		3.50		3.34		(0.01)
Total from investment operations	2.26		0.48		4.54		3.67		3.49		0.10
Less distributions to shareholders:
Net investment income	(0.60)		(0.16)		(0.16)		(0.16)		(0.11)		(0.07)
Net realized gains	(0.63)		(1.42)		(1.13)		(0.02)		(0.31)		—
Total distributions to shareholders	(1.23)		(1.58)		(1.29)		(0.18)		(0.42)		(0.07)
Net asset value, end of period	$22.45		$21.42		$22.52		$19.27		$15.78		$12.71
Total return	11.05%		2.24%		24.45%		23.50%		27.91%		0.72%
Ratios to average net assets(c)
Total gross expenses	0.82%		0.84%		0.86%		0.90%		0.94	%(d)	0.96	%(e)
Total net expenses(f)	0.82	%(g)	0.84	%(g)	0.86	%(g)	0.89	%(g)	0.91	%(d)(g)	0.91	%(e)(g)
Net investment income	0.99%		2.97%		0.93%		0.98%		1.08	%(d)	0.76%
Supplemental data
Net assets, end of period (in thousands)	$4,234,639		$2,119,278		$1,831,114		$1,315,874		$819,630		$494,107
Portfolio turnover	47%		60%		65%		47%		62%		78%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to August 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to August 31.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.50 per share.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase, with certain limitations. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets

Annual Report 2016
32

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2016
33

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2016
34

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.62% of the Fund's average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $12,844,105, and the administrative services fee paid to the Investment Manager was $1,004,339.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended August 31, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R	0.18
Class R4	0.18
Class R5	0.05
Class T	0.18
Class W	0.18
Class Z	0.18

Annual Report 2016
35

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2016, these minimum account balance fees reduced total expenses of the Fund by $4,350.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $4,113,554 for Class A, $534 for Class B, $87,521 for Class C and $9,167 for Class T shares for the year ended August 31, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below as well as any reorganization costs allocated to the Fund), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance

Annual Report 2016
36

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.19%	1.18%
Class B	1.94	1.93
Class C	1.94	1.93
Class I	0.81	0.79
Class K	1.11	1.09
Class R	1.44	1.43
Class R4	0.94	0.93
Class R5	0.86	0.84
Class T	1.19	1.18
Class W	1.19	1.18
Class Y	0.81	0.79
Class Z	0.94	0.93

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reorganization (see Note 8) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund's shareholders during the first year following the reorganization.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, non-deductible expenses, passive foreign investment company (PFIC) holdings and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(697,760)
Accumulated net realized loss	(10,010,916)
Paid-in capital	10,708,676

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$175,118,640	$69,622,372
Long-term capital gains	196,082,958	296,299,189
Total	$371,201,598	$365,921,561

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$45,873,196
Undistributed long-term capital gains	31,285,310
Net unrealized appreciation	1,961,754,902

At August 31, 2016, the cost of investments for federal income tax purposes was $7,928,067,745 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,020,717,843
Unrealized depreciation	(58,962,941)
Net unrealized appreciation	$1,961,754,902

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to

Annual Report 2016
37

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $4,938,443,055 and $3,456,876,719, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Fund Reorganization

At the close of business on June 24, 2016, the Fund acquired the assets and assumed the identified liabilities of Columbia Value and Restructuring Fund, a series of Columbia Funds Series Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on June 13, 2016. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $7,568,007,669 and the combined net assets immediately after the reorganization were $8,930,720,664.

The reorganization was accomplished by a tax-free exchange of 35,751,821 shares of the acquired fund valued at $1,362,712,995 (including $305,892,225 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	2,911,441
Class C	1,127,343
Class I	94
Class R	348,131
Class R4	364,058
Class R5	926,239
Class W	95
Class Y	65,725
Class Z	59,654,609

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment

Annual Report 2016
38

COLUMBIA CONTRARIAN CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on September 1, 2015, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended August 31, 2016 would have been approximately $72.9 million, $93.4 million, $770.0 million and $936.3 million, respectively.

Note 9. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, two unaffiliated shareholders of record owned 26.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments.

Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Annual Report 2016
39

COLUMBIA CONTRARIAN CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Contrarian Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Contrarian Core Fund (the "Fund," a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
October 21, 2016

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40

COLUMBIA CONTRARIAN CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$33,643,283

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
41

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56

Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None

Annual Report 2016
42

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56

Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee University of Oklahoma Foundation

Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2016
43

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Consultant to the Trustees*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

* J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Annual Report 2016
44

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010- September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

184

Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016
45

COLUMBIA CONTRARIAN CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Contrarian Core Fund (the Fund), a series of the Trust. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement.

In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Management Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's management fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund's net assets;

•  The terms and conditions of the Management Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

Annual Report 2016
47

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Management Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2015, the Fund's performance was in the thirteenth, fourth and ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees

Annual Report 2016
48

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

under the Management Agreement, the Committee and the Board considered, among other information, the Fund's management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund's actual management fee and net total expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

Annual Report 2016
49

COLUMBIA CONTRARIAN CORE FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT
AGREEMENT (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager's affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.

Annual Report 2016
50

COLUMBIA CONTRARIAN CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN133_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

(formerly Active Portfolios® Multi-Manager Alternative Strategies Fund)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Alternatives Fund (the Fund) Class A shares returned 0.79% for the 12-month period that ended August 31, 2016.

■	The Fund outperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.18% over the same period.

■	The Fund’s outperformance can be attributed primarily to implementation of various alternative strategies.

Average Annual Total Returns (%) (for period ended August 31, 2016)
	Inception	1 Year	Life
Class A	04/23/12	0.79	2.35
Citi Three-Month U.S. Treasury Bill Index		0.18	0.08

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 23, 2012 — August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Alternatives Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D., M.B.A.

Brian Hurst

John Liew, Ph.D., M.B.A.

Yao Hua Ooi

Ari Levine, M.S.

Wasatch Advisors, Inc.

Michael Shinnick

Terry Lally, CFA

Water Island Capital, LLC

Edward Chen

Roger Foltynowicz, CAIA

Gregg Loprete

Todd Munn

Portfolio Breakdown — Long Positions (%) (at August 31, 2016)
Common Stocks	58.2
Convertible Bonds	0.7
Corporate Bonds & Notes	6.4
Exchange-Traded Funds	0.4
Options Purchased Calls	0.0	(a)
Options Purchased Puts	0.0	(a)
Treasury Bills	14.6
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	45.7
Total	126.0

Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds (amounting to $258.3 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Portfolio Breakdown — Short Positions (%) (at August 31, 2016)
Common Stocks	(24.9)
Corporate Bonds & Notes	(0.8)
Exchange-Traded Funds	(0.3)
Total	(26.0)

Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.

Effective October 12, 2016, the Fund was renamed Active Portfolios® Multi-Manager Alternatives Fund. Additionally, on October 20, 2016, Wasatch Advisors, Inc. will no longer serve as a subadviser of the Fund.

As of August 31, 2016, the Fund is managed by three independent money management firms and each invests a portion of the portfolio’s assets. AQR Capital Management, LLC (AQR), Wasatch Advisors, Inc. (Wasatch) and Water Island Capital, LLC (Water Island) managed approximately 39%, 30% and 31% of the portfolio, respectively. While the Fund’s benchmark is the Citi Three-Month U.S. Treasury Bill Index, Wasatch also compares the performance of its portion of the Fund to the S&P 500 Index.

For the 12-month period that ended August 31, 2016, the Fund’s Class A shares returned 0.79%. The Fund outperformed its benchmark, the Citi Three-Month U.S. Treasury Bill Index, which returned 0.18% over the same period. The Fund’s outperformance can be attributed primarily to implementation of various alternative strategies.

Financial Markets Faced Challenges Amid Heightened Volatility

Financial market volatility experienced in the last months of 2015 was predicated largely by a collapse in oil prices, and the trend continued into the first quarter of 2016. Investors were gripped by negativity surrounding economic growth, divergent central bank policies and tepid corporate earnings. Year-to-date February 11, 2016, both U.S. equities and high-yield fixed income fell significantly. However, a combination of actions led to a sudden reversal that pushed markets into positive territory by the end of the first quarter of 2016. From mid-February 2016, the European Central Bank provided a larger-than-expected expansion of monetary policy; Chinese officials at the G20 meeting calmed worries around growth and currency policy; the world’s major oil-producing countries hinted at production cuts and cooperation; U.S. recession fears faded; and the Federal Reserve’s (the Fed’s) tone turned considerably more dovish toward expected interest rate increases. When all was said and done, the equity and high-yield market had rallied significantly in the latter half of the first quarter of 2016.

The second quarter of 2016 saw fit to continue the rally. Credit products experienced dual tailwinds, namely declines both in the 10-year U.S. Treasury yield and in high-yield credit spreads. Central bank support, under-investment and significant cash balances combined to provide ample stimulus for the markets — pushing the U.S. equity market, the high-yield market and the broad U.S. fixed-income market, as represented by the S&P 500 Index, the BofAML High Yield Index and the Bloomberg Barclays U.S. Aggregate Bond Index — near their 2016 highs by the end of the second quarter of 2016. Still, the environment was punctuated by bouts of significant short-term volatility. Market sentiment seemed to veer from risk-on to risk-off on a daily basis. The U.K. referendum to leave the European Union, for example, saw the S&P 500 Index fall materially in the four days after the vote only to recover by virtually the same amount over the following three days. Equities rallied overall toward the end of the 12-month period on the expectation of stimulus from central banks. For the period as a whole, the S&P 500 Index returned 12.55%, the BofAML High Yield Constrained Index returned 9.22%, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.97%.

4	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Results Based on Variety of Alternative Strategies

AQR: Our portion of the Fund, which pursues an actively managed futures strategy, outperformed the benchmark during the 12-month period. We invest in futures and forward contracts, both long and short, across the global equity, fixed-income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also seek to incorporate signals that identify over-extended trends and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies.

By asset class, fixed income and commodities contributed positively to our portion of the Fund’s performance during the period, while currencies and equities detracted. By signal, long-term trend-following signals and over-extended trend signals, the latter of which attempt to identify trends that have gone too far and are due for reversals, contributed positively. Short-term trend-following signals detracted.

The main economic factors driving returns were related to a number of shifts in market sentiment and particularly the impact this had on trend following in equities. Equities generally started the period on a weak note, only to reverse sharply in October 2015. Early in 2016, equity markets exhibited weakness again, dropping through mid-February, before reversing sharply again in March into early April. These swings were mostly the result of shifting views around the global economy, central bank action, particularly outside the U.S. and expectations of Fed actions in response to broader global dynamics. Equity markets suffered again in June 2016, first on weak macro data, then on the U.K. referendum “Brexit” outcome. Equity markets rallied back toward the end of the period on the expectation of stimulus from central banks. Our portion of the Fund maintains a diversified approach to trend following, so it was able to capture upside from trends in other asset classes. In particular, the actions of central banks and global economic concerns allowed for a sustained bullish trend in fixed income. In commodities, bearish trends in the first half of the period were beneficial, and we managed risk to preserve gains. In the second half of the period, idiosyncratic market dynamics, such as the rally in soybeans due to supply concerns out of Latin America helped the strategy.

Wasatch: Our portion of the Fund, which implements a long/short equity strategy, outperformed the benchmark during the period. The performance of our portion of the Fund can be attributed primarily to strong performance from long positions relative to the S&P 500 Index in the financials, energy, consumer discretionary and telecommunication services sectors. Short positions in the energy, utilities and information technology sectors also added value. These positive contributors were only partially offset by long positions relative to the S&P 500 Index in the industrials, consumer staples and information technology sectors and short positions in the health care, consumer staples and financials sectors, which detracted.

Equity Sector Breakdown — Long Positions (%) (at August 31, 2016)
Consumer Discretionary	18.7
Consumer Staples	7.0
Energy	4.9
Financials	10.8
Health Care	13.7
Industrials	3.2
Information Technology	25.3
Materials	7.8
Telecommunication Services	1.4
Utilities	7.2
Total	100.0

Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown — Short Positions (%) (at August 31, 2016)
Consumer Discretionary	(25.2)
Consumer Staples	(14.0)
Energy	(2.9)
Financials	(5.9)
Health Care	(17.2)
Industrials	(9.0)
Information Technology	(17.6)
Materials	(1.4)
Telecommunication Services	(2.2)
Utilities	(4.6)
Total	(100.0)

Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.

Annual Report 2016	5

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at August 31, 2016) (a)
	Long	Short	Net
Fixed Income Derivative Contracts	87.1	(8.3)	78.8
Commodities Derivative Contracts	4.3	(3.8)	0.5
Equity Derivative Contracts	14.0	(2.3)	11.7
Foreign Currency Derivative Contracts	57.4	(48.4)	9.0
Total Notional Market Value of Derivative Contracts	162.8	(62.8)	100.0

(a)	The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

The biggest individual contributors to our portion of the Fund’s results were real estate investment trust Iron Mountain, energy exploration and production company Bill Barrett and mini-mill steel producer Steel Dynamics. Iron Mountain gained upon its conversion to a real estate investment trust. As energy prices stabilized somewhat, Bill Barrett was rewarded for its strong balance sheet and financial results that beat market expectations. Steel Dynamics successfully integrated a large acquisition that provided a boost to its operating results.

Positions in agricultural chemical products supplier Mosaic Company and cosmetics and beauty supplies retailers Ulta Salon, Cosmetics & Fragrance and Zeltiq Aesthetics detracted most from our portion of the fund’s relative results. Mosaic Company, despite trading at historically low forward multiples, saw its stock decline due to weak demand for potash. Short positions in Ulta Salon, Cosmetics & Fragrance and in Zeltiq Aesthetics hurt as each company’s stock moved higher. We maintained our portion of the Fund’s positions in all three of these companies at the end of the period.

Water Island: Our portion of the Fund, which employs a variety of alternative strategies, outperformed the benchmark index during the period. Merger arbitrage was our portion of the Fund’s top performing sub-strategy during the period, followed by the credit opportunities sub-strategy. The equity special situations sub-strategy detracted from results during the period. Our portion of the Fund did experience losses in a handful of idiosyncratic events that did not unfold as planned. However, in the fourth quarter of 2015, the drop in global energy prices and turmoil in the high-yield markets also had a meaningful impact on our portion of the Fund. The fallout in the energy sector, for example, led to a number of our energy-related credit opportunities and equity special situations positions experiencing heightened volatility, extended timelines or even terminated planned catalysts. In response, we restructured our portion of the Fund, shifting to a more defensive position by increasing its balance between long and short positions and by including a higher allocation to our less volatile merger arbitrage portfolio and an increased focus on shorter-dated, firmer-catalyst events in our credit opportunities and equity special situations portfolios. Year-to-date August 2016, this has enabled our portion of the Fund to capture a portion of the upside in the S&P 500 Index, BofAML High Yield Constrained Index and Bloomberg Barclays U.S. Aggregate Bond Index rallies while simultaneously better protecting against the numerous short-term bouts of extreme volatility that impacted the markets during the period.

The largest contributors to our portion of the Fund’s performance during the period were an equity special situations investment in Media General; a merger arbitrage investment in the merger between Time Warner Cable and Charter Communications; and a merger arbitrage investment in the merger between Starwood Hotels & Resorts Worldwide and Marriott International. From a sector perspective, consumer discretionary and information technology contributed most to our portion of the Fund’s returns. The countries that made the strongest positive contributions to performance were the U.S., the U.K. and the Netherlands.

The largest detractors from our portion of the Fund’s results during the period were an equity special situations investment in InfraREIT, a merger arbitrage investment in the merger between Williams Companies and energy Transfer Equity LP, and an equity special situations investment in Dynegy.

6	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

From a sector perspective, energy and industrials detracted most from our portion of the Fund’s returns. The only country that detracted from our portion of the Fund’s performance during the period was Singapore.

Changes Based on Strategy Implementation

AQR: Our portion of the Fund aims to take a risk-balanced approach to asset classes, allowing for tactical deviation as a result of attractiveness of trends. Overall, trend following in the Japanese yen, heating oil and gas oil were the largest positive contributors to our portion of the Fund’s performance during the period. Trend following in the Australian dollar, the New Zealand dollar and the NASDAQ Index were the largest detractors from our portion of the Fund’s performance during the period. By country, trends in Japan, particularly the currency and bonds, performed strongly, as the Bank of Japan provided strong stimulus in the middle of the period and lowered marginal deposit rates to negative levels. Conversely, trends in Australian markets were notable detractors, as surprise rate cuts by the Reserve Bank of Australia later in the period and general shifts in sentiment related to the global economy caused the Australian currency to change positioning.

By asset class, fixed income was the best performer in our portion of the fund during the period, driven by sustained bullish trends in fixed-income markets. Fixed-income markets were supported by global economic growth concerns and central bank stimulus efforts throughout the period.

Commodities were also a positive contributor to performance during the period. Commodities experienced strong bearish trends in the early part of the period, and our portion of the Fund benefited. In the second half of the period, bearish trends reversed across a number of sectors, such as precious metals and certain agricultural markets, but our portion of the Fund was able to capture new directional trends, particularly in agricultural commodities.

Equities detracted. There were very few clear trends in equities during the period. While trends in equities detracted from performance, it is important to note that our portion of the Fund overall maintained a negative correlation to equities, offering strong diversification to equity-centric portfolios. This is not always the case, as our portion of the Fund in the long term is expected to have low to no correlation to equities.

Currencies were another detractor from our portion of the Fund’s performance. This was mainly the result of currencies being susceptible to many of the sentiment shifts that impacted equities as well as to some of the reversals in commodities, which impacted commodity-sensitive currencies.

At the end of the period, our portion of the Fund ended long U.S. and South Korean equity markets and short Japanese equity markets. Within fixed income, our portion of the Fund ended the period long German markets and Japanese markets. Within currencies, our portion of the Fund ended the period long the Japanese yen and short the U.S. dollar. Within commodities, our portion of the Fund ended the period long gold and short grains and energies.

Wasatch: During the period, we established positions in our portion of the Fund in premium clothing and accessories retailer Michael Kors Holdings

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereign debt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Annual Report 2016	7

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

and in information technology giant Apple. We sold our portion of the Fund’s position in real estate investment trust American Campus Communities, taking profits. We also sold our portion of the Fund’s position in Halliburton, whose shares declined after failing to gain approval for a merger with Baker Hughes.

Toward the end of the period, we reduced our portion of the Fund’s net exposure due to what we consider to be relatively full equity valuations and increased market volatility. We believe this was a prudent approach in an environment with increased risks. We also aligned sector weightings closer to the S&P 500 Index to tighten the focus on stock selection as a driver of performance.

The most significant shift in our portion of the Fund was the increase of our short exposure. Historically high stock valuations provided us with more opportunities to short what we viewed as overvalued companies. On the long side, we significantly increased our portion of the Fund’s weighting to consumer discretionary as we sought to take advantage of weakness in the sector. We reduced the energy weighting, moving to a modest underweight relative to the S&P 500 Index. Moreover, we made significant shifts within our energy exposure, selling those companies that we believe will struggle in an environment of prolonged low energy prices and either holding or buying those companies that we believe can continue to add value despite these headwinds.

Overall, as of August 31, 2016, our portion of the Fund was most significantly overweight relative to the S&P 500 Index in materials, consumer discretionary and real estate and was most underweight in health care, financials, information technology, industrials and consumer staples. Our portion of the Fund was rather neutrally weighted to the S&P 500 Index in energy and telecommunication services and had no long positions at all in utilities at the end of the period. Our portion of the Fund also had short positions in the health care, consumer discretionary, consumer staples, industrials, information technology, financials and energy sectors at the end of the period.

Water Island: During the period, we established positions in the mergers between LinkedIn and Microsoft and between The Fresh Market and Apollo Global Management. Upon successful deal closings, our portion of the Fund no longer held a position in the acquisition of TNT Express by FedEx or in the acquisition of Cablevision Systems by Altice. Any shifts in sector exposure are largely the result of the available opportunity set in terms of corporate activity and the subset of events that meet our risk/reward criteria. That said, one of the sectors that saw the most significant increase in corporate activity during the period was information technology. While there were no changes to our portion of the Fund’s credit portfolio with regard to quality emphasis, yield curve or duration positioning, it is worth noting that we focused on shorter-duration events with firmer catalysts. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style, sector or country weighting.

8	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Derivative Positions

AQR: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. These include global developed and emerging market equity index futures; global developed and emerging market currency forwards; commodity futures and swaps on commodity futures; and global developed market bonds and interest rate futures as well as swaps on bond futures. Our portion of the Fund is implemented using derivative instruments because we believe derivatives offer the most liquid, low cost and efficient way to gain market exposure. The overall impact of derivatives on performance is varied and linked to the strategies within which they are implemented.

Wasatch: We did not invest in derivative instruments during the period in our portion of the Fund.

Water Island: During the period, our portion of the Fund employed total return equity swaps, equity options and currency forwards for four core purposes — to hedge currency risk, to invest outside the U.S. more efficiently, to create income and optionality, and to limit volatility and correlation. During the 12-month period ended August 31, 2016, derivatives detracted from our portion of the Fund’s performance.

Annual Report 2016	9

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.90	1,015.99	9.26	9.22	1.82

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.

10	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 43.9%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 8.2%
Automobiles 0.8%

General Motors Co.	190,729	6,088,070

Hotels, Restaurants & Leisure 2.5%

La Quinta Holdings, Inc.(a)	245,297	2,833,181

Starwood Hotels & Resorts Worldwide, Inc.(b)	200,705	15,546,609

Total		18,379,790

Household Durables 0.1%

Skullcandy, Inc.(a)	163,573	1,033,781

Media 0.7%

Comcast Corp., Class A	53,592	3,497,414

Nexstar Broadcasting Group, Inc., Class A(c)	28,975	1,527,562

Total		5,024,976

Multiline Retail 1.0%

Macy’s, Inc.	122,863	4,445,183

Poundland Group PLC	209,381	616,572

Target Corp.(b)	30,240	2,122,546

Total		7,184,301

Specialty Retail 2.2%

Cabela’s, Inc.(a)	11,718	574,065

Chico’s FAS, Inc.(b)	619,509	7,855,374

CST Brands, Inc.	81,027	3,873,901

Outerwall, Inc.	6,213	322,827

Restoration Hardware Holdings, Inc(a)	126,101	4,253,387

Total		16,879,554

Textiles, Apparel & Luxury Goods 0.9%

Michael Kors Holdings Ltd.(a)	136,522	6,682,752

Total Consumer Discretionary		61,273,224

CONSUMER STAPLES 3.1%
Beverages 1.2%

SABMiller PLC	155,125	8,958,827

Food & Staples Retailing 0.9%

Safeway, Inc. Casa Ley CVR(a)(d)	287,209	291,488

Safeway, Inc. PDC CVR(a)(d)	287,209	14,016

SUPERVALU, Inc.(a)	134,996	739,778

Wal-Mart Stores, Inc.(b)	33,553	2,397,026

Whole Foods Market, Inc.(b)	97,741	2,969,372

Total		6,411,680

Food Products 0.8%

Nomad Foods Ltd.(a)	76,961	899,674

Common Stocks (continued)
Issuer	Shares	Value ($)
WhiteWave Foods Co. (The)(a)(c)	98,644	5,467,837

Total		6,367,511

Household Products 0.2%

Procter & Gamble Co. (The)	13,371	1,167,422

Total Consumer Staples		22,905,440

ENERGY 2.2%
Energy Equipment & Services 0.7%

Unit Corp.(a)	274,478	4,690,829

Oil, Gas & Consumable Fuels 1.5%

Bill Barrett Corp.(a)(b)	903,611	5,999,977

Denbury Resources, Inc.	523,313	1,611,804

InterOil Corp.(a)	30,703	1,506,903

Southwestern Energy Co.(a)	163,389	2,272,741

Total		11,391,425

Total Energy		16,082,254

FINANCIALS 4.7%
Banks 2.0%

Citigroup, Inc.(b)	156,945	7,492,554

KeyCorp	179,385	2,253,076

PNC Financial Services Group, Inc. (The)(b)	59,008	5,316,621

Total		15,062,251

Insurance 0.8%

Loews Corp.	136,175	5,700,285

Real Estate Investment Trusts (REITs) 1.5%

Investors Real Estate Trust	370,271	2,458,600

Iron Mountain, Inc.	110,179	4,231,975

Outfront Media, Inc.	184,749	4,123,598

Post Properties, Inc.	5,575	369,511

Total		11,183,684

Thrifts & Mortgage Finance 0.4%

BofI Holding, Inc.(a)	157,229	3,380,423

Total Financials		35,326,643

HEALTH CARE 6.0%
Biotechnology 0.7%

Medivation, Inc.(a)	67,622	5,447,629

Prosensa Holdings CVR(a)(d)(e)	16,099	—

Trius Therapeutics, Inc.(a)(d)	186,725	8,944

Total		5,456,573

Health Care Equipment & Supplies 2.4%

Medtronic PLC(b)	71,552	6,227,170

St. Jude Medical, Inc.(c)	105,576	8,226,482

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	11

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Stryker Corp.(b)	29,015	3,355,875

Total		17,809,527

Health Care Providers & Services 0.7%

ExamWorks Group, Inc.(a)(d)	5,479	192,039

Express Scripts Holding Co.(a)	71,405	5,191,144

Total		5,383,183

Pharmaceuticals 2.2%

Johnson & Johnson(b)	41,283	4,926,713

Novartis AG, ADR(b)	63,626	5,011,820

Relypsa, Inc.(a)(c)	67,221	2,150,400

Zoetis, Inc.	85,254	4,356,479

Total		16,445,412

Total Health Care		45,094,695

INDUSTRIALS 1.4%
Airlines 0.9%

United Continental Holdings, Inc.(a)	137,980	6,955,572

Electrical Equipment 0.4%

Emerson Electric Co.(b)	47,845	2,520,474

Machinery 0.1%

Joy Global, Inc.(c)	33,100	902,968

Total Industrials		10,379,014

INFORMATION TECHNOLOGY 11.1%
Communications Equipment 1.0%

Cisco Systems, Inc.(b)	126,826	3,987,410

Polycom, Inc.(a)	290,630	3,615,437

Total		7,602,847

Electronic Equipment, Instruments & Components 0.6%

Premier Farnell PLC	360,487	863,906

Rofin-Sinar Technologies, Inc.(a)	106,693	3,415,243

Total		4,279,149

Internet Software & Services 3.2%

Akamai Technologies, Inc.(a)(b)	103,769	5,696,918

Cvent, Inc.(a)(b)	191,421	6,255,638

LinkedIn Corp., Class A(a)(b)	45,844	8,836,431

Yahoo!, Inc.(a)(b)	82,488	3,526,362

Total		24,315,349

IT Services 0.6%

Accenture PLC, Class A	3,276	376,740

CGI Group, Inc., Class A(a)	13,534	658,971

Cognizant Technology Solutions Corp., Class A(a)	6,200	356,128

Genpact Ltd.(a)	9,217	218,074

Common Stocks (continued)
Issuer	Shares	Value ($)
International Business Machines Corp.	2,063	327,769

Leidos Holdings, Inc.	67,129	2,719,396

Total		4,657,078

Semiconductors & Semiconductor Equipment 0.9%

Intel Corp.	9,808	352,009

QUALCOMM, Inc.(b)	104,031	6,561,235

Total		6,913,244

Software 2.7%

AVG Technologies NV(a)	211,148	5,249,139

CA, Inc.	9,525	322,993

FireEye, Inc.(a)	53,704	771,190

Imperva, Inc.(a)(c)	18,568	835,746

Infoblox, Inc.(a)	75,127	1,612,225

NetSuite, Inc.(a)(c)	17,421	1,897,147

Oracle Corp.	170,578	7,031,225

Rovi Corp.(a)(c)	3,200	65,504

VMware, Inc., Class A(a)	30,671	2,249,104

Total		20,034,273

Technology Hardware, Storage & Peripherals 2.1%

Apple, Inc.(b)	96,736	10,263,690

Canon, Inc., ADR	29,776	852,487

Electronics for Imaging, Inc.(a)	19,851	934,585

Hewlett Packard Enterprise Co.(b)	158,027	3,394,420

Total		15,445,182

Total Information Technology		83,247,122

MATERIALS 3.4%
Chemicals 2.8%

Agrium, Inc.	18,384	1,771,482

Monsanto Co.(b)	31,775	3,384,038

Mosaic Co. (The)	240,167	7,221,822

Syngenta AG, ADR	27,444	2,394,489

Valspar Corp. (The)(b)	60,486	6,375,829

Total		21,147,660

Metals & Mining 0.6%

Steel Dynamics, Inc.	185,384	4,564,154

Total Materials		25,711,814

TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services 0.6%

Verizon Communications, Inc.	85,585	4,478,663

Total Telecommunication Services		4,478,663

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

12	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
UTILITIES 3.2%
Electric Utilities 2.1%

ITC Holdings Corp.(b)	258,358	11,682,949

Westar Energy, Inc.(b)	78,495	4,312,515

Total		15,995,464

Gas Utilities 1.0%

Piedmont Natural Gas Co., Inc.	119,249	7,166,865

Independent Power and Renewable Electricity Producers 0.1%

Talen Energy Corp.(a)	43,658	602,917

Total Utilities		23,765,246

Total Common Stocks
(Cost: $318,001,439)		328,264,115

Corporate Bonds & Notes 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE 0.4%
CSC Holdings LLC(f)
10/15/25	10.875%	2,345,000	2,743,650

CHEMICALS 0.5%
LSB Industries, Inc.
08/01/19	7.750%	3,934,000	4,052,020

CONSUMER PRODUCTS 0.3%
Sun Products Corp. (The)(f)
03/15/21	7.750%	2,461,000	2,556,364

ELECTRIC 1.2%
Energy Future Intermediate Holding Co. LLC/Finance, Inc.(f)(g)
12/01/18	0.000%	2,418,000	2,436,135
03/01/22	0.000%	5,629,358	6,860,781

Total			9,296,916

MEDIA AND ENTERTAINMENT 0.4%
DreamWorks Animation LLC(f)
08/15/20	6.875%	1,396,000	1,471,035

LIN Television Corp.
01/15/21	6.375%	1,333,000	1,392,985

Total			2,864,020

METALS 0.4%
Thompson Creek Metals Co, Inc.
06/01/18	7.375%	805,000	780,850
05/01/19	12.500%	1,751,000	1,812,285

Total			2,593,135

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 0.6%
Ambac Assurance Corp. Subordinated(f)
06/07/20	5.100%	3,966,636	4,571,547

WIRELESS 0.6%
Sprint Communications, Inc.
12/01/16	6.000%	3,323,000	3,356,230
03/01/17	9.125%	844,000	868,265

Total			4,224,495

WIRELINES 0.4%
Frontier Communications Corp.
09/15/25	11.000%	2,897,000	3,128,760

Total Corporate Bonds & Notes
(Cost: $34,528,505)			36,030,907

Convertible Bonds 0.5%
TECHNOLOGY 0.5%
TiVo, Inc.
10/01/21	2.000%	3,826,000	3,826,956

Total Convertible Bonds
(Cost: $3,772,091)			3,826,956

Exchange-Traded Funds 0.4%
	Shares	Value ($)
Consumer Staples Select Sector SPDR Fund	15,191	826,694

Industrial Select Sector SPDR Fund	6,653	389,799

SPDR S&P Homebuilders ETF	35,117	1,269,129

Total Exchange-Traded Funds
(Cost: $2,425,172)		2,485,622

Treasury Bills 11.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 11.0%
U.S. Treasury Bills
09/01/16	0.220%	186,000	185,999
09/29/16	0.230%	733,000	732,864
10/06/16	0.220%	771,000	770,833
10/13/16	0.260%	1,026,000	1,025,688
12/01/16	0.330%	1,728,000	1,726,567
12/22/16	0.330%	2,058,000	2,055,917
01/05/17	0.350%	1,519,000	1,517,144
01/26/17	0.410%	50,317,000	50,233,172
02/02/17	0.440%	10,464,000	10,444,631
02/09/17	0.440%	9,088,000	9,070,215

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	13

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
02/16/17	0.450%	4,659,000	4,649,407

Total			82,412,437

Total Treasury Bills
(Cost: $82,409,126)			82,412,437

Options Purchased Calls —%
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
Great Plains Energy, Inc.
	36	30.00	09/16/16	180

Great Plains Energy, Inc.
	62	30.00	09/16/16	310

Great Plains Energy, Inc.
	34	30.00	12/16/16	935

Great Plains Energy, Inc.
	48	30.00	12/16/16	1,320

LinkedIn Corp., Class A
	23	200.00	09/16/16	115

LinkedIn Corp., Class A
	41	200.00	09/16/16	205

Molson Coors Brewing Co., Class B
	34	97.50	10/21/16	24,650

Molson Coors Brewing Co., Class B
	111	97.50	10/21/16	80,475

Symantec Corp.
	335	25.00	09/16/16	5,025

Symantec Corp.
	334	26.00	09/16/16	2,338

T-Mobile USA, Inc.
	142	48.00	09/16/16	4,260

T-Mobile USA, Inc.
	487	48.00	11/18/16	74,267

Total Options Purchased Calls
(Cost: $222,079)				194,080

Options Purchased Puts —%
Cvent, Inc.
	9	30.00	10/21/16	878

LinkedIn Corp., Class A
	58	160.00	11/18/16	2,030

Marketo, Inc(d)(e)
	2	25.00	09/16/16	—

Rofin-Sinar Technologies, Inc.
	86	25.00	09/16/16	7,525

Rofin-Sinar Technologies, Inc.
	135	30.00	09/16/16	1,013
Rovi Corp.
	127	15.00	10/21/16	6,033

Options Purchased Puts (continued)
Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
St. Jude Medical, Inc.
	85	70.00	10/21/16	12,112

St. Jude Medical, Inc.
	38	70.00	10/21/16	5,415

St. Jude Medical, Inc.
	9	70.00	12/16/16	2,475

Westar Energy, Inc.
	113	50.00	12/16/16	9,887

Westar Energy, Inc.
	22	50.00	12/16/16	1,925

Total Options Purchased Puts
(Cost: $75,204)				49,293

Money Market Funds 34.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.415%(i)(j)(k)	255,529,165	255,529,165

JPMorgan Prime Money Market Fund, Capital Shares, 0.390%(b)(i)	2,803,274	2,803,274

Total Money Market Funds
(Cost: $258,332,439)		258,332,439

Total Investments
(Cost: $699,766,055)		711,595,849

Investments Sold Short (19.6)%
Common Stocks (18.8)%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY (4.8)%
Automobiles (0.3)%

Tesla Motors, Inc.(a)	(9,747)	(2,066,461)

Hotels, Restaurants & Leisure (1.5)%

Marriott International, Inc., Class A	(160,890)	(11,476,284)

Household Durables (0.5)%

Newell Rubbermaid, Inc.	(64,284)	(3,412,195)

Media (0.7)%

Cable One, Inc.	(2,851)	(1,542,733)

Charter Communications, Inc., Class A(a)	(11,729)	(3,016,816)

Gray Television, Inc.(a)	(26,433)	(296,843)

Sinclair Broadcast Group, Inc., Class A	(12,556)	(357,595)

Tegna, Inc.	(15,712)	(318,325)

Total		(5,532,312)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

14	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail (0.2)%

JCPenney Co., Inc.(a)	(135,380)	(1,276,633)

Specialty Retail (1.1)%

Tractor Supply Co.	(33,857)	(2,842,295)

Ulta Salon Cosmetics & Fragrance, Inc.(a)	(22,341)	(5,522,919)

Total		(8,365,214)

Textiles, Apparel & Luxury Goods (0.5)%

Coach, Inc.	(87,577)	(3,343,690)

Total Consumer Discretionary		(35,472,789)

CONSUMER STAPLES (2.6)%
Beverages (0.2)%

Molson Coors Brewing Co., Class B	(14,525)	(1,486,198)

Food & Staples Retailing (1.3)%

Kroger Co.	(62,271)	(1,992,049)

SpartanNash Co.	(5,245)	(167,945)

Sprouts Farmers Market, Inc.(a)	(77,390)	(1,743,597)

SYSCO Corp.	(113,268)	(5,874,078)

United Natural Foods, Inc.(a)	(3,301)	(150,526)

Total		(9,928,195)

Food Products (0.4)%

Blue Buffalo Pet Products, Inc.(a)	(111,832)	(2,883,029)

Personal Products (0.7)%

Estee Lauder Companies, Inc. (The), Class A	(60,913)	(5,435,267)

Total Consumer Staples		(19,732,689)

ENERGY (0.5)%
Energy Equipment & Services (0.5)%

Helmerich & Payne	(66,514)	(4,021,437)

Total Energy		(4,021,437)

FINANCIALS (1.1)%
Insurance (0.7)%

First American Financial	(128,306)	(5,528,705)

Real Estate Investment Trusts (REITs) (0.4)%

American Tower Corp.	(21,196)	(2,403,203)

Mid-America Apartment Communities, Inc.	(3,967)	(372,858)

Total		(2,776,061)

Total Financials		(8,304,766)

HEALTH CARE (3.2)%
Health Care Equipment & Supplies (2.1)%

Abbott Laboratories	(91,142)	(3,829,787)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)
Inogen, Inc.(a)	(99,762)	(5,788,191)

Zeltiq Aesthetics, Inc.(a)	(170,027)	(6,481,429)

Total		(16,099,407)

Health Care Providers & Services (0.2)%

Aetna, Inc.	(13,470)	(1,577,606)

Health Care Technology (0.5)%

Veeva Systems Inc., Class A(a)	(92,806)	(3,797,622)

Pharmaceuticals (0.4)%

Prestige Brands Holdings, Inc.(a)	(55,711)	(2,681,371)

Total Health Care		(24,156,006)

INDUSTRIALS (1.7)%
Airlines (0.3)%

Alaska Air Group, Inc.	(33,573)	(2,267,185)

Building Products (0.2)%

Armstrong World Industries, Inc.(a)	(30,359)	(1,319,706)

Commercial Services & Supplies (0.4)%

Healthcare Services Group, Inc.	(74,299)	(2,999,450)

Machinery (0.8)%

Caterpillar, Inc.	(69,009)	(5,655,287)

Manitowoc Foodservice, Inc.(a)	(26,751)	(431,494)

Total		(6,086,781)

Total Industrials		(12,673,122)

INFORMATION TECHNOLOGY (3.3)%
Communications Equipment (0.1)%

Cisco Systems, Inc.	(24,968)	(784,994)

Electronic Equipment, Instruments & Components (0.3)%

Cognex Corp.	(45,851)	(2,281,546)

Internet Software & Services (0.7)%

Alibaba Group Holding Ltd., ADR(a)	(33,366)	(3,242,842)

inContact, Inc.(a)	(16,134)	(224,101)

LogMeIn, Inc.	(20,240)	(1,690,040)

Total		(5,156,983)

IT Services (1.0)%

Computer Sciences Corp.	(43,622)	(2,051,979)

International Business Machines Corp.	(4,788)	(760,717)

Leidos Holdings, Inc.	(67,129)	(2,719,396)

Xerox Corp.	(177,237)	(1,745,784)

Total		(7,277,876)

Semiconductors & Semiconductor Equipment (0.1)%

Intel Corp.	(22,888)	(821,450)

Software (1.1)%

Electronic Arts, Inc.(a)	(26,827)	(2,179,157)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	15

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)
Paycom Software, Inc.(a)	(69,608)	(3,573,675)

Symantec Corp.	(108,877)	(2,627,202)

Total		(8,380,034)

Total Information Technology		(24,702,883)

MATERIALS (0.3)%
Chemicals (0.3)%

Potash Corp. of Saskatchewan, Inc.	(110,304)	(1,996,502)

Total Materials		(1,996,502)

TELECOMMUNICATION SERVICES (0.4)%
Diversified Telecommunication Services —%

Frontier Communications Corp.	(25,067)	(115,308)

Wireless Telecommunication Services (0.4)%

T-Mobile USA, Inc.(a)	(63,403)	(2,938,095)

Total Telecommunication Services		(3,053,403)

UTILITIES (0.9)%
Electric Utilities (0.9)%

Fortis, Inc.	(194,176)	(6,107,793)

Great Plains Energy, Inc.	(13,565)	(368,426)

Total		(6,476,219)

Total Utilities		(6,476,219)

Total Common Stocks
(Proceeds: $128,780,593)		(140,589,816)

Investments Sold Short (continued)
Corporate Bonds & Notes (0.6)%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CABLE AND SATELLITE (0.3)%
CSC Holdings LLC
06/01/24	5.250%	(2,574,000)	(2,504,811)

OIL FIELD SERVICES (0.1)%
National Oilwell Varco, Inc.
12/01/22	2.600%	(565,000)	(531,998)

TECHNOLOGY (0.1)%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(f)
06/15/23	5.450%	(351,000)	(374,229)

WIRELINES (0.1)%
CenturyLink, Inc.
04/01/25	5.625%	(922,000)	(898,950)

Total Corporate Bonds & Notes
(Proceeds: $3,987,954)			(4,309,988)

Exchange-Traded Funds (0.2)%
Issuer	Shares	Value ($)
Consumer Staples Select Sector SPDR Fund	(31,446)	(1,711,291)

SPDR S&P Retail ETF	(2,029)	(90,230)

Total Exchange-Traded Funds
(Proceeds: $1,734,162)		(1,801,521)

Total Investments Sold Short
(Proceeds: $134,502,709)		(146,701,325)

Total Investments, Net of Investments Sold Short		564,894,524

Other Assets & Liabilities, Net		182,581,701

Net Assets		747,476,225

At August 31, 2016, securities and cash totaling $299,557,392 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	09/21/2016	10,285,000	AUD	7,879,859	USD	154,010	—

Citi	09/21/2016	76,929,000	AUD	55,408,968	USD	—	(2,378,279)

Citi	09/21/2016	378,000	BRL	118,661	USD	2,264	—

Citi	09/21/2016	7,540,868	BRL	2,289,854	USD	—	(32,194)

Citi	09/21/2016	46,575,002	CAD	35,777,108	USD	257,853	—

Citi	09/21/2016	12,064,000	CAD	9,153,595	USD	—	(46,711)

Citi	09/21/2016	317,534	CHF	328,601	USD	5,365	—

Citi	09/21/2016	211,293	CHF	214,615	USD	—	(473)

Citi	09/21/2016	2,099,465,000	CLP	3,112,833	USD	33,489	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

16	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Forward Foreign Currency Exchange Contracts Open at August 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	09/21/2016	969,247,000	CLP	1,387,068	USD	—	(34,554)

Citi	09/21/2016	1,511,765,592	COP	512,282	USD	5,603	—

Citi	09/21/2016	3,584,031,000	COP	1,151,868	USD	—	(49,345)

Citi	09/21/2016	68,830,000	EUR	77,806,542	USD	964,277	—

Citi	09/21/2016	25,804,000	EUR	28,603,501	USD	—	(204,254)

Citi	09/21/2016	21,902,000	GBP	30,548,032	USD	1,773,289	—

Citi	09/21/2016	4,068,000	GBP	5,306,291	USD	—	(38,228)

Citi	09/21/2016	1,159,142	HKD	149,522	USD	70	—

Citi	09/21/2016	331,858	HKD	42,769	USD	—	(19)

Citi	09/21/2016	488,995,233	HUF	1,769,081	USD	7,481	—

Citi	09/21/2016	1,490,221,000	HUF	5,277,541	USD	—	(90,964)

Citi	09/21/2016	31,664,444,147	IDR	2,379,701	USD	1,986	—

Citi	09/21/2016	11,354,888,000	IDR	817,423	USD	—	(35,227)

Citi	09/21/2016	12,894,000	ILS	3,341,353	USD	—	(73,527)

Citi	09/21/2016	283,852,638	INR	4,169,770	USD	—	(55,969)

Citi	09/21/2016	2,933,183,496	JPY	28,744,821	USD	369,864	—

Citi	09/21/2016	3,539,934,000	JPY	33,502,774	USD	—	(741,752)

Citi	09/21/2016	3,185,459,000	KRW	2,875,960	USD	20,830	—

Citi	09/21/2016	26,212,465,725	KRW	22,359,167	USD	—	(1,135,093)

Citi	09/21/2016	265,023,000	MXN	14,148,016	USD	81,774	—

Citi	09/21/2016	76,371,000	MXN	4,025,946	USD	—	(27,487)

Citi	09/21/2016	12,965,000	MYR	3,202,456	USD	26,561	—

Citi	09/21/2016	9,598,000	MYR	2,326,995	USD	—	(24,123)

Citi	09/21/2016	32,056,486	NOK	3,859,556	USD	12,353	—

Citi	09/21/2016	133,443,514	NOK	15,777,421	USD	—	(237,567)

Citi	09/21/2016	262,000	NZD	190,704	USD	753	—

Citi	09/21/2016	36,675,179	NZD	26,226,977	USD	—	(362,704)

Citi	09/21/2016	102,957,336	PHP	2,215,268	USD	7,745	—

Citi	09/21/2016	146,337,000	PHP	3,101,171	USD	—	(36,461)

Citi	09/21/2016	9,336,917	PLN	2,404,270	USD	16,293	—

Citi	09/21/2016	60,054,000	PLN	15,145,347	USD	—	(213,846)

Citi	09/21/2016	192,044,000	SEK	22,951,115	USD	495,897	—

Citi	09/21/2016	25,963,000	SEK	3,016,119	USD	—	(19,669)

Citi	09/21/2016	4,022,256	SGD	2,965,107	USD	13,021	—

Citi	09/21/2016	2,879,000	SGD	2,090,216	USD	—	(22,790)

Citi	09/21/2016	3,911,172	TRY	1,316,888	USD	108	—

Citi	09/21/2016	33,795,000	TRY	10,997,191	USD	—	(380,618)

Citi	09/21/2016	51,452,000	TWD	1,625,906	USD	2,900	—

Citi	09/21/2016	114,202,000	TWD	3,513,724	USD	—	(88,673)

Citi	09/21/2016	37,770,546	USD	51,116,000	AUD	626,586	—

Citi	09/21/2016	27,283,903	USD	35,727,056	AUD	—	(446,583)

Citi	09/21/2016	5,768,495	USD	20,615,000	BRL	579,452	—

Citi	09/21/2016	1,794,082	USD	2,359,000	CAD	4,950	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	17

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Forward Foreign Currency Exchange Contracts Open at August 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	09/21/2016	49,381,033	USD	63,591,000	CAD	—	(884,954)

Citi	09/21/2016	568,513	USD	552,000	CHF	—	(6,600)

Citi	09/21/2016	848,328	USD	580,497,000	CLP	3,103	—

Citi	09/21/2016	3,764,369	USD	2,488,215,000	CLP	—	(114,834)

Citi	09/21/2016	751,159	USD	2,253,660,000	COP	4,171	—

Citi	09/21/2016	2,180,952	USD	6,390,733,000	COP	—	(39,053)

Citi	09/21/2016	15,337,746	USD	13,870,000	EUR	146,813	—

Citi	09/21/2016	63,622,141	USD	56,712,275	EUR	—	(308,184)

Citi	09/21/2016	21,214,139	USD	16,235,000	GBP	115,328	—

Citi	09/21/2016	13,849,824	USD	9,735,000	GBP	—	(1,060,027)

Citi	09/21/2016	9,159	USD	71,000	HKD	—	(4)

Citi	09/21/2016	5,724,882	USD	1,612,444,000	HUF	83,930	—

Citi	09/21/2016	4,382,544	USD	1,204,577,000	HUF	—	(43,069)

Citi	09/21/2016	4,088,312	USD	56,507,048,000	IDR	154,859	—

Citi	09/21/2016	4,654,217	USD	17,756,000	ILS	48,328	—

Citi	09/21/2016	909,089	USD	3,426,000	ILS	—	(1,738)

Citi	09/21/2016	5,103,010	USD	348,051,794	INR	78,467	—

Citi	09/21/2016	1,157,660	USD	77,618,000	INR	—	(2,154)

Citi	09/21/2016	51,707,119	USD	5,568,303,000	JPY	2,159,392	—

Citi	09/21/2016	18,932,988	USD	1,911,954,000	JPY	—	(437,175)

Citi	09/21/2016	23,717,666	USD	27,231,760,000	KRW	690,187	—

Citi	09/21/2016	11,109,541	USD	12,298,018,000	KRW	—	(86,815)

Citi	09/21/2016	2,471,213	USD	47,379,000	MXN	43,454	—

Citi	09/21/2016	16,017,716	USD	294,015,000	MXN	—	(412,708)

Citi	09/21/2016	243,098	USD	1,005,000	MYR	3,086	—

Citi	09/21/2016	5,369,833	USD	21,558,000	MYR	—	(89,004)

Citi	09/21/2016	2,096,922	USD	17,722,000	NOK	29,952	—

Citi	09/21/2016	20,832,873	USD	171,076,000	NOK	—	(301,489)

Citi	09/21/2016	47,255,040	USD	67,523,000	NZD	1,699,459	—

Citi	09/21/2016	7,918,848	USD	10,878,000	NZD	—	(32,246)

Citi	09/21/2016	5,358,207	USD	251,977,000	PHP	44,467	—

Citi	09/21/2016	1,503,774	USD	69,811,000	PHP	—	(6,946)

Citi	09/21/2016	8,091,645	USD	32,178,000	PLN	138,083	—

Citi	09/21/2016	16,771,076	USD	64,577,000	PLN	—	(255,096)

Citi	09/21/2016	12,587,775	USD	104,133,000	SEK	—	(411,767)

Citi	09/21/2016	284,868	USD	393,000	SGD	3,569	—

Citi	09/21/2016	6,015,144	USD	8,111,000	SGD	—	(62,175)

Citi	09/21/2016	22,100,490	USD	66,399,000	TRY	254,153	—

Citi	09/21/2016	11,431,336	USD	33,730,000	TRY	—	(75,411)

Citi	09/21/2016	3,160,362	USD	101,358,000	TWD	36,883	—

Citi	09/21/2016	2,054,608	USD	64,296,000	TWD	—	(26,450)

Citi	09/21/2016	8,923,762	USD	135,855,000	ZAR	281,367	—

Citi	09/21/2016	1,654,646	USD	24,132,000	ZAR	—	(19,534)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

18	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Forward Foreign Currency Exchange Contracts Open at August 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	09/21/2016	9,871,229	ZAR	680,164	USD	11,319	—

Citi	09/21/2016	119,416,000	ZAR	7,485,067	USD	—	(606,205)

Citi	12/21/2016	291,056	AUD	219,427	USD	1,254	—

Citi	12/21/2016	2,944,000	CAD	2,244,142	USD	—	(2,110)

Citi	12/21/2016	199,369,000	CLP	294,200	USD	4,044	—

Citi	12/21/2016	5,405,275	EUR	6,059,128	USD	327	—

Citi	12/21/2016	9,041,000	GBP	11,876,728	USD	—	(23,639)

Citi	12/21/2016	118,358,000	HUF	432,650	USD	5,741	—

Citi	12/21/2016	239,447,000	IDR	17,745	USD	7	—

Citi	12/21/2016	376,000	ILS	100,365	USD	556	—

Citi	12/21/2016	4,746,000	INR	69,559	USD	—	(167)

Citi	12/21/2016	343,747,000	JPY	3,349,442	USD	10,780	—

Citi	12/21/2016	79,310,000	KRW	71,165	USD	113	—

Citi	12/21/2016	439,828,000	KRW	392,940	USD	—	(1,091)

Citi	12/21/2016	9,667,000	MXN	508,845	USD	218	—

Citi	12/21/2016	20,535,000	MXN	1,078,656	USD	—	(1,787)

Citi	12/21/2016	1,413,000	PLN	364,550	USD	3,689	—

Citi	12/21/2016	6,611,000	PLN	1,687,430	USD	—	(931)

Citi	12/21/2016	3,996,000	SEK	469,282	USD	—	(97)

Citi	12/21/2016	1,154,000	SGD	852,641	USD	5,887	—

Citi	12/21/2016	376,000	SGD	275,737	USD	—	(155)

Citi	12/21/2016	2,106,785	USD	7,087,868	BRL	17,079	—

Citi	12/21/2016	9,949	USD	33,000	BRL	—	(60)

Citi	12/21/2016	463,714	USD	606,002	CAD	—	(1,338)

Citi	12/21/2016	850	USD	827	CHF	—	(4)

Citi	12/21/2016	2,838,544	USD	1,930,912,000	CLP	—	(28,344)

Citi	12/21/2016	693,568	USD	2,079,228,592	COP	—	(7,835)

Citi	12/21/2016	983,892	USD	870,000	EUR	—	(8,704)

Citi	12/21/2016	61,631	USD	47,000	GBP	234	—

Citi	12/21/2016	902,586	USD	683,000	GBP	—	(3,576)

Citi	12/21/2016	332,689	USD	2,578,000	HKD	16	—

Citi	12/21/2016	29,622	USD	8,240,000	HUF	99	—

Citi	12/21/2016	2,065,109	USD	571,372,233	HUF	—	(4,206)

Citi	12/21/2016	2,345,138	USD	31,632,072,147	IDR	—	(1,897)

Citi	12/21/2016	680,438	USD	2,573,000	ILS	2,563	—

Citi	12/21/2016	1,828,244	USD	124,731,638	INR	4,248	—

Citi	12/21/2016	2,223,651	USD	225,797,496	JPY	—	(30,580)

Citi	12/21/2016	1,717,482	USD	1,930,150,725	KRW	11,690	—

Citi	12/21/2016	3,003,700	USD	12,180,000	MYR	—	(38,044)

Citi	12/21/2016	374,583	USD	3,125,000	NOK	587	—

Citi	12/21/2016	1,440,125	USD	11,891,000	NOK	—	(12,560)

Citi	12/21/2016	12,600,668	USD	17,473,179	NZD	22,421	—

Citi	12/21/2016	32,982	USD	1,548,000	PHP	96	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	19

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Forward Foreign Currency Exchange Contracts Open at August 31, 2016 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	12/21/2016	1,664,535	USD	77,534,336	PHP	—	(7,777)

Citi	12/21/2016	1,660,969	USD	6,461,917	PLN	—	(10,682)

Citi	12/21/2016	1,214,440	USD	10,149,000	SEK	—	(22,315)

Citi	12/21/2016	833,585	USD	1,135,256	SGD	—	(584)

Citi	12/21/2016	1,026,356	USD	3,108,000	TRY	420	—

Citi	12/21/2016	2,865,886	USD	8,655,172	TRY	—	(6,515)

Citi	12/21/2016	1,634,129	USD	51,452,000	TWD	—	(4,640)

Citi	12/21/2016	2,218,171	USD	32,437,229	ZAR	—	(59,161)

Citi	12/21/2016	4,029,000	ZAR	267,766	USD	—	(403)

Goldman Sachs	09/15/2016	3,143,300	CAD	2,419,291	USD	22,213	—

Goldman Sachs	09/15/2016	23,300	CHF	24,227	USD	518	—

Goldman Sachs	09/15/2016	839,500	EUR	949,430	USD	12,460	—

Goldman Sachs	09/15/2016	9,214,400	GBP	12,930,439	USD	826,483	—

Goldman Sachs	09/15/2016	329,100	GBP	426,447	USD	—	(5,856)

Goldman Sachs	09/15/2016	10,689,200	SEK	1,278,891	USD	29,414	—

Goldman Sachs	09/15/2016	6,816,000	SEK	793,048	USD	—	(3,685)

Goldman Sachs	09/15/2016	2,443,279	USD	3,143,300	CAD	—	(46,200)

Goldman Sachs	09/15/2016	904,560	USD	823,200	EUR	14,218	—

Goldman Sachs	09/15/2016	18,474	USD	16,300	EUR	—	(282)

Goldman Sachs	09/15/2016	194,884	USD	149,400	GBP	1,367	—

Goldman Sachs	09/15/2016	2,113,084	USD	1,591,100	GBP	—	(23,029)

Goldman Sachs	09/15/2016	2,045,054	USD	17,505,200	SEK	1,155	—

Goldman Sachs	09/15/2016	473,104	USD	7,291,300	ZAR	21,533	—

Goldman Sachs	09/15/2016	7,291,300	ZAR	475,114	USD	—	(19,524)

Total						12,516,574	(12,438,526)

Futures Contracts Outstanding at August 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
3-Month Euro Euribor	105	EUR	29,375,730	12/2016	—	(10,911)
3-Month Euro Euribor	106	EUR	29,658,455	03/2017	—	(11,320)
3-Month Euro Euribor	134	EUR	37,496,500	06/2017	—	(3,633)
3-Month Euro Euribor	175	EUR	48,971,750	09/2017	—	(16,209)
3-Month Euro Euribor	219	EUR	61,287,701	12/2017	6,923	—
3-Month Euro Euribor	232	EUR	64,925,784	03/2018	32,207	—
3-Month Euro Euribor	146	EUR	40,856,432	06/2018	3,085	—
90-Day Euro$	13	USD	3,216,363	06/2017	—	(1,637)
90-Day Euro$	79	USD	19,537,688	09/2017	—	(15,295)
90-Day Euro$	94	USD	23,236,800	12/2017	—	(22,715)
90-Day Euro$	101	USD	24,960,888	03/2018	—	(30,467)
90-Day Euro$	107	USD	26,435,688	06/2018	—	(29,202)
90-Day Sterling	326	GBP	53,350,304	12/2016	21,473	—
90-Day Sterling	307	GBP	50,251,009	03/2017	64,331	—
90-Day Sterling	266	GBP	43,544,328	06/2017	106,829	—
90-Day Sterling	235	GBP	38,473,470	09/2017	80,447	—
90-Day Sterling	214	GBP	35,035,416	12/2017	82,803	—
90-Day Sterling	200	GBP	32,743,379	03/2018	83,603	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

20	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Long Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
90-Day Sterling	188	GBP	30,775,690	06/2018	73,210	—
Amsterdam IDX	22	EUR	2,229,696	09/2016	14,822	—
Australian 10 Year Bond	165	AUD	17,099,637	09/2016	358,375	—
Australian 3 Year Bond	673	AUD	57,423,399	09/2016	225,867	—
C$ Currency	84	USD	6,404,160	09/2016	—	(97,873)
Canadian Government 10-Year Bond	188	CAD	21,040,689	12/2016	28,102	—
Cocoa ICE	69	GBP	2,091,217	12/2016	—	(63,002)
Coffee C	30	USD	1,654,313	12/2016	43,503	—
Cotton	24	USD	786,960	12/2016	1,185	—
Cotton	3	USD	98,370	12/2016	—	(11,569)
DAX Index	16	EUR	4,734,194	09/2016	3,273	—
DJIA Mini E-CBOT	173	USD	15,911,675	09/2016	6,873	—
Euro-Bobl	102	EUR	15,199,325	09/2016	—	(5,522)
Euro-Bund	73	EUR	13,629,396	09/2016	170,934	—
Euro-Buxl 30 Year	34	EUR	7,318,826	09/2016	227,978	—
Euro-Schatz	7	EUR	874,591	09/2016	—	(374)
FTSE 100 Index	149	GBP	13,277,437	09/2016	145,966	—
FTSE/JSE Top 40 Index	19	ZAR	598,083	09/2016	—	(7,923)
Gold 100 oz.	133	USD	17,441,620	12/2016	—	(303,424)
Hang Seng Index	7	HKD	1,034,495	09/2016	4,887	—
JPY Currency	508	USD	61,429,900	09/2016	2,905,692	—
JPY Currency	52	USD	6,288,100	09/2016	—	(132,579)
KOSPI 200 Index	1	KRW	115,022	09/2016	353	—
LME Nickel	11	USD	645,117	12/2016	—	(10,943)
LME Primary Aluminum	54	USD	2,182,613	12/2016	—	(48,759)
LME Zinc	40	USD	2,314,750	12/2016	36,822	—
Long Gilt	35	GBP	6,045,149	12/2016	14,990	—
MSCI Singapore IX ETS	147	SGD	3,349,026	09/2016	—	(56,501)
NASDAQ 100 E-mini	215	USD	20,527,125	09/2016	388,825	—
New Zealand $	93	USD	6,742,500	09/2016	327,387	—
New Zealand $	57	USD	4,132,500	09/2016	—	(18,063)
Platinum	44	USD	2,317,700	10/2016	—	(81,992)
Platinum	51	USD	2,686,425	10/2016	—	(161,031)
Russell 2000 Mini	85	USD	10,529,800	09/2016	139,364	—
S&P 500 E-mini	141	USD	15,294,975	09/2016	31,794	—
S&P Mid 400 E-mini	48	USD	7,506,240	09/2016	106,481	—
S&P/TSE 60 Index	84	CAD	10,890,407	09/2016	234,989	—
SGX Nifty Index	85	USD	1,503,565	09/2016	28,978	—
SPI 200 Index	133	AUD	13,519,074	09/2016	27,487	—
Silver	69	USD	6,453,915	12/2016	—	(232,641)
Soybean	28	USD	1,320,200	11/2016	—	(91,937)
Sugar #11	358	USD	8,043,258	09/2016	163,010	—
Sugar #11	1	USD	22,467	09/2016	—	(90)
U.S. Long Bond	72	USD	12,267,000	12/2016	—	(38,139)
U.S. Treasury 10-Year Note	158	USD	20,685,656	12/2016	—	(52,080)
U.S. Treasury 2-Year Note	170	USD	37,113,125	12/2016	—	(26,520)
U.S. Treasury 5-Year Note	279	USD	33,828,750	12/2016	—	(70,460)

Total			1,190,735,817		6,192,848	(1,652,811)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
10-Year Mini JGB	(72)	JPY	(10,537,824)	09/2016	1,352	—
90-Day Euro$	(124)	USD	(30,705,500)	12/2016	1,802	—
90-Day Euro$	(53)	USD	(13,118,825)	03/2017	—	(376)
AUD/USD Currency	(73)	USD	(5,482,300)	09/2016	77,094	—
BP Currency	(82)	USD	(6,729,125)	09/2016	681,221	—
BP Currency	(16)	USD	(1,313,000)	09/2016	—	(4,659)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	21

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Short Futures Contracts Outstanding (continued)

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Banker’s Acceptance	(109)	CAD	(20,588,150)	12/2016	—	(2,951)
Banker’s Acceptance	(65)	CAD	(12,277,337)	03/2017	—	(1,326)
Brent Crude	(47)	USD	(2,203,830)	09/2016	97,195	—
CAC40 Index	(5)	EUR	(247,518)	09/2016	—	(284)
Cocoa	(2)	USD	(57,960)	12/2016	—	(142)
Copper	(63)	USD	(3,272,063)	12/2016	78,136	—
Corn	(377)	USD	(5,947,175)	12/2016	311,450	—
EURO STOXX 50	(80)	EUR	(2,703,851)	09/2016	—	(51,599)
Euro CHF 3-Month ICE	(18)	CHF	(4,611,408)	12/2016	2,078	—
Euro CHF 3-Month ICE	(10)	CHF	(2,562,147)	03/2017	798	—
Euro CHF 3-Month ICE	(6)	CHF	(1,537,288)	06/2017	542	—
Euro FX	(216)	USD	(30,149,550)	09/2016	19,850	—
FTSE/MIB Index	(17)	EUR	(1,605,947)	09/2016	—	(95,114)
IBEX 35 Index	(40)	EUR	(3,892,654)	09/2016	—	(70,219)
Japanese 10-Year Government Bond	(6)	JPY	(8,780,361)	09/2016	—	(1,508)
KC HRW Wheat	(53)	USD	(1,053,375)	12/2016	98,801	—
LME Copper	(21)	USD	(2,425,369)	12/2016	9,567	—
Lean Hogs	(84)	USD	(2,111,760)	10/2016	—	(9,508)
Low Sulphur Gasoil	(85)	USD	(3,567,875)	10/2016	—	(201,700)
NY Harbor ULSD	(46)	USD	(2,754,452)	09/2016	—	(111,511)
Natural Gas	(12)	USD	(346,440)	09/2016	—	(30,753)
RBOB Gasoline	(90)	USD	(5,040,252)	09/2016	—	(184,006)
Soybean Meal	(20)	USD	(613,400)	12/2016	51,539	—
TOPIX Index	(72)	JPY	(9,258,783)	09/2016	—	(346,904)
WTI Crude	(88)	USD	(3,933,600)	09/2016	—	(41,964)
Wheat	(198)	USD	(3,843,675)	12/2016	490,138	—

Total			(203,272,794)		1,921,563	(1,154,524)

Open Options Contracts Written at August 31, 2016

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Charter Communications, Inc., Class A	Put	USD	(8)	250.00	(4,793)	09/16/2016	(2,120)

Imperva, Inc.	Call	USD	(34)	50.00	(4,751)	09/16/2016	(1,615)

Imperva, Inc.	Put	USD	(34)	40.00	(3,371)	09/16/2016	(850)

Joy Global, Inc.	Call	USD	(12)	28.00	(618)	09/16/2016	(390)

Joy Global, Inc.	Put	USD	(1)	27.50	(54)	09/02/2016	(47)

Joy Global, Inc.	Put	USD	(36)	27.00	(1,112)	09/16/2016	(756)

LinkedIn Corp., Class A	Put	USD	(23)	180.00	(903)	09/16/2016	(172)

LinkedIn Corp., Class A	Put	USD	(41)	180.00	(1,020)	09/16/2016	(308)

Marketo, Inc.	Call	USD	(2)	40.00	(21)	09/16/2016	—

Marketo, Inc.	Call	USD	(6)	35.00	(415)	09/16/2016	(150)

Molson Coors Brewing Co., Class B	Call	USD	(24)	110.00	(2,023)	09/16/2016	(180)

Molson Coors Brewing Co., Class B	Call	USD	(42)	105.00	(3,800)	09/16/2016	(2,940)

Molson Coors Brewing Co., Class B	Call	USD	(34)	105.00	(6,095)	10/21/2016	(9,095)

Molson Coors Brewing Co., Class B	Put	USD	(13)	90.00	(1,330)	09/16/2016	(390)

Molson Coors Brewing Co., Class B	Put	USD	(53)	95.00	(8,906)	09/16/2016	(2,518)

NetSuite, Inc.	Call	USD	(11)	110.00	(275)	09/16/2016	(165)

NetSuite, Inc.	Put	USD	(11)	105.00	(216)	09/16/2016	(55)

Nexstar Broadcasting Group, Inc., Class A	Call	USD	(83)	55.00	(10,300)	09/16/2016	(4,358)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

22	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Open Options Contracts Written at August 31, 2016 (continued)

Issuer	Puts/Calls	Trading Currency	Number of Contracts	Exercise Price	Premium Received ($)	Expiration Date	Value ($)
Relypsa, Inc.	Call	USD	(259)	32.00	(9,026)	09/16/2016	(648)

Rovi Corp.	Call	USD	(63)	20.00	(8,570)	10/21/2016	(9,921)

St. Jude Medical, Inc.	Call	USD	(47)	80.00	(5,433)	09/16/2016	(4,112)

St. Jude Medical, Inc.	Call	USD	(85)	80.00	(7,798)	09/16/2016	(7,438)

St. Jude Medical, Inc.	Put	USD	(4)	75.00	(339)	09/16/2016	(440)

St. Jude Medical, Inc.	Put	USD	(43)	70.00	(2,825)	09/16/2016	(2,258)

St. Jude Medical, Inc.	Put	USD	(85)	70.00	(9,820)	09/16/2016	(4,462)

T-Mobile USA, Inc.	Call	USD	(37)	48.00	(1,276)	09/02/2016	(278)

T-Mobile USA, Inc.	Call	USD	(37)	48.00	(778)	09/09/2016	(536)

T-Mobile USA, Inc.	Put	USD	(37)	45.00	(1,587)	09/02/2016	(481)

T-Mobile USA, Inc.	Put	USD	(37)	45.00	(865)	09/09/2016	(851)

T-Mobile USA, Inc.	Put	USD	(48)	45.00	(3,797)	09/16/2016	(1,896)

T-Mobile USA, Inc.	Put	USD	(48)	46.00	(5,381)	09/16/2016	(3,408)

WhiteWave Foods Co. (The)	Call	USD	(60)	60.00	(2,210)	10/21/2016	(300)

Total							(63,138)

Total Return Swap Contracts Outstanding at August 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	455,304	—	—	—	(2,665)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	99,624	—	—	—	(583)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	376,426	—	—	—	(2,203)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	205,428	—	—	—	(1,202)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	358,064	—	—	—	(2,096)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	222,466	—	—	—	(1,302)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	187,816	—	—	—	(1,099)

Goldman Sachs	Total return on SABMiller PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.55%	06/06/2017	GBP	374,181	—	—	4,323	—

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/21/2017	GBP	194,447	—	—	—	(3,124)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	23

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Total Return Swap Contracts Outstanding at August 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	11,421	—	—	—	(184)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	77,517	—	—	—	(1,246)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	52,647	—	—	—	(846)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	50,878	—	—	—	(818)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	16,512	—	—	—	(265)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	79,691	—	—	—	(1,281)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	23,827	—	—	—	(383)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	11,360	—	—	—	(183)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	14,718	—	—	—	(237)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	23,353	—	—	—	(375)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	104,870	—	—	—	(79)

Goldman Sachs	Total return on Poundland Group PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 1.00%	06/22/2017	GBP	58,424	—	—	—	(119)

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	621,767	—	—	11,111	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	1,593,266	—	—	28,472	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	349,732	—	—	6,250	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	157,820	—	—	2,820	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	418,268	—	—	7,475	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

24	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Total Return Swap Contracts Outstanding at August 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	86,108	—	—	1,539	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	328,381	—	—	5,868	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	46,682	—	—	834	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	181,144	—	—	3,237	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	88,215	—	—	1,576	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	72,314	—	—	1,292	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	69,104	—	—	1,237	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	348,664	—	—	1,808	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	387,452	—	—	2,154	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	79,793	—	—	372	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	426,524	—	—	2,017	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.45%	07/20/2017	GBP	83,846	—	—	625	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.70%	07/20/2017	GBP	73,366	—	—	520	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.70%	07/20/2017	GBP	50,679	—	—	280	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.70%	07/20/2017	GBP	91,246	—	—	507	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.70%	07/20/2017	GBP	179,081	—	—	563	—

Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.70%	07/20/2017	GBP	287,928	—	—	1,551	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	25

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Total Return Swap Contracts Outstanding at August 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Premium Paid ($)	Premium Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs	Total return on ARM Holdings PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.70%	07/20/2017	GBP	224,793	—	—	928	—

Goldman Sachs	Total return on Premier Farnell PLC	Floating rate based on 1-month GBP LIBOR-BBA plus 0.60%	08/31/2017	GBP	204,165	—	—	—	(328)

Total						—	—	87,359	(20,618)

Total Return Swap Contracts on Futures at August 31, 2016

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	Euro-Schatz	09/08/2016	EUR	98,079,139	87,873	—

Barclays	Euro-Bobl	09/08/2016	EUR	48,578,236	491,030	—

Barclays	Euro-Bund	09/08/2016	EUR	8,401,683	211,309	—

Barclays	Canadian Government 10-Year Bond	12/19/2016	CAD	223,837	1,156	—

Barclays	Long Gilt	12/28/2016	GBP	1,036,311	659	—

Citi	Cotton	12/07/2016	USD	1,934,610	—	(8,328)

Citi	Soybean Oil	12/14/2016	USD	1,853,868	—	(82,913)

Citi	Corn	12/14/2016	USD	(1,230,450)	70,200	—

Citi	Cocoa	12/14/2016	USD	(202,860)	4,451	—

Citi	Wheat	12/14/2016	USD	(59,625)	6,075	—

Citi	Wheat	12/14/2016	USD	(4,115,450)	531,416	—

Citi	Coffee	12/19/2016	USD	606,581	14,334	—

Deutsche Bank	Lean Hogs	10/14/2016	USD	(678,780)	—	(24,969)

Deutsche Bank	Cotton	12/07/2016	USD	262,320	—	(30,490)

Deutsche Bank	Soybean Oil	12/14/2016	USD	1,281,930	—	(58,026)

Deutsche Bank	Corn	12/14/2016	USD	(2,240,050)	88,017	—

Deutsche Bank	Cocoa	12/14/2016	USD	(86,940)	1,800	—

Deutsche Bank	Wheat	12/14/2016	USD	(496,875)	49,897	—

Deutsche Bank	Wheat	12/14/2016	USD	(815,325)	72,562	—

JPMorgan	Swiss Market Index	09/16/2016	CHF	(2,245,814)	—	(15,508)

JPMorgan	TAIEX	09/21/2016	TWD	3,111,706	—	(38,396)

JPMorgan	H-Shares Index	09/29/2016	HKD	10,094,682	—	(4,843)

JPMorgan	Hang Seng Index	09/29/2016	HKD	4,285,767	15,676	—

JPMorgan	SGX Nifty Index	09/29/2016	USD	2,936,374	50,950	—

JPMorgan	MSCI Taiwan Index	09/29/2016	USD	10,293,710	—	(91,695)

Total					1,697,405	(355,168)

Notes to Consolidated Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts and securities sold short.

(c)	At August 31, 2016, securities valued at $3,061,762 were held to cover open call options written.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2016, the value of these securities amounted to $506,487, which represents 0.07% of net assets.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

26	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Notes to Consolidated Portfolio of Investments (continued)

(e)	Negligible market value.

(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2016, the value of these securities amounted to $20,265,283 or 2.71% of net assets.

(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2016, the value of these securities amounted to $9,296,916, which represents 1.24% of net assets.

(h)	Variable rate security.

(i)	The rate shown is the seven-day current annualized yield at August 31, 2016.

(j)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	300,974,302	874,106,389	(919,551,526)	255,529,165	898,441	255,529,165

(k)	At August 31, 2016, cash or short-term securities were designated to cover open put and/or call options written.

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	27

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

28	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	60,656,652	616,572	—	61,273,224

Consumer Staples	13,641,109	8,958,827	305,504	22,905,440

Energy	16,082,254	—	—	16,082,254

Financials	35,326,643	—	—	35,326,643

Health Care	44,893,712	—	200,983	45,094,695

Industrials	10,379,014	—	—	10,379,014

Information Technology	82,383,216	863,906	—	83,247,122

Materials	25,711,814	—	—	25,711,814

Telecommunication Services	4,478,663	—	—	4,478,663

Utilities	23,765,246	—	—	23,765,246

Total Common Stocks	317,318,323	10,439,305	506,487	328,264,115

Corporate Bonds & Notes	—	36,030,907	—	36,030,907

Convertible Bonds	—	3,826,956	—	3,826,956

Exchange-Traded Funds	2,485,622	—	—	2,485,622

Treasury Bills	82,412,437	—	—	82,412,437

Options Purchased Calls	194,080	—	—	194,080

Options Purchased Puts	49,293	—	—	49,293

Money Market Funds	2,803,274	—	—	2,803,274

Investments measured at NAV per share practical expedient

Money Market Funds	—	—	—	255,529,165

Total Investments	405,263,029	50,297,168	506,487	711,595,849

Investments Sold Short

Common Stocks

Consumer Discretionary	(35,472,789)	—	—	(35,472,789)

Consumer Staples	(19,732,689)	—	—	(19,732,689)

Energy	(4,021,437)	—	—	(4,021,437)

Financials	(8,304,766)	—	—	(8,304,766)

Health Care	(24,156,006)	—	—	(24,156,006)

Industrials	(12,673,122)	—	—	(12,673,122)

Information Technology	(24,702,883)	—	—	(24,702,883)

Materials	(1,996,502)	—	—	(1,996,502)

Telecommunication Services	(3,053,403)	—	—	(3,053,403)

Utilities	(6,476,219)	—	—	(6,476,219)

Total Common Stocks	(140,589,816)	—	—	(140,589,816)

Corporate Bonds & Notes	—	(4,309,988)	—	(4,309,988)

Exchange-Traded Funds	(1,801,521)	—	—	(1,801,521)

Total Investments Sold Short	(142,391,337)	(4,309,988)	—	(146,701,325)

Total Investments, Net of Investments Sold Short	262,871,692	45,987,180	506,487	564,894,524

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	29

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	12,516,574	—	12,516,574

Futures Contracts	8,114,411	—	—	8,114,411

Swap Contracts	—	1,784,764	—	1,784,764

Liabilities

Forward Foreign Currency Exchange Contracts	—	(12,438,526)	—	(12,438,526)

Futures Contracts	(2,807,335)	—	—	(2,807,335)

Options Contracts Written	(62,988)	—	(150)	(63,138)

Swap Contracts	—	(375,786)	—	(375,786)

Total	268,115,780	47,474,206	506,337	571,625,488

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
736,678	—	—	736,678

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks and options classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription price of the security, closing prices of similar securities from the issuer. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

30	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $443,939,607)	$455,823,311
Affiliated issuers (identified cost $255,529,165)	255,529,165
Options purchased (identified cost $297,283)	243,373

Total investments (identified cost $699,766,055)	711,595,849
Cash	237,557
Foreign currency (identified cost $271,432)	267,914
Cash collateral held at broker	160,089,175
Margin deposits	19,623,342
Unrealized appreciation on forward foreign currency exchange contracts	12,516,574
Unrealized appreciation on swap contracts	1,784,764
Receivable for:
Investments sold	12,156,981
Capital shares sold	985,915
Dividends	370,314
Interest	516,042
Foreign tax reclaims	2,906
Variation margin	881,681
Prepaid expenses	6,915
Trustees’ deferred compensation plan	23,605

Total assets	921,059,534

Liabilities
Securities sold short, at value (proceeds $134,502,709)	146,701,325
Option contracts written, at value (premiums received $109,708)	63,138
Unrealized depreciation on forward foreign currency exchange contracts	12,438,526
Unrealized depreciation on swap contracts	375,786
Payable for:
Investments purchased	8,910,586
Capital shares purchased	2,285,635
Dividends and interest on securities sold short	282,120
Collateral and deposits	830,767
Variation margin	1,493,361
Management services fees	22,178
Distribution and/or service fees	5,118
Transfer agent fees	58,326
Compensation of board members	167
Chief compliance officer expenses	60
Other expenses	92,611
Trustees’ deferred compensation plan	23,605

Total liabilities	173,583,309

Net assets applicable to outstanding capital stock	$747,476,225

Represented by
Paid-in capital	$802,997,806
Excess of distributions over net investment income	(42,446,542)
Accumulated net realized loss	(19,507,545)
Unrealized appreciation (depreciation) on:
Investments	11,883,704
Foreign currency translations	(39,344)
Forward foreign currency exchange contracts	78,048
Futures contracts	5,307,076
Options purchased	(53,910)
Options contracts written	46,570
Securities sold short	(12,198,616)
Swap contracts	1,408,978

Total — representing net assets applicable to outstanding capital stock	$747,476,225

Class A
Net assets	$747,476,225
Shares outstanding	79,100,925
Net asset value per share	$9.45

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	31

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$7,329,759

Dividends — affiliated issuers	898,441

Interest	1,843,929

Foreign taxes withheld	(63,450)

Total income	10,008,679

Expenses:

Management services fees	8,278,277

Distribution and/or service fees

Class A	1,911,440

Transfer agent fees

Class A	788,093

Compensation of board members	30,022

Custodian fees	68,968

Printing and postage fees	75,875

Registration fees	60,388

Audit fees	73,624

Legal fees	20,862

Dividends and interest on securities sold short	2,440,981

Chief compliance officer expenses	371

Other	26,758

Total expenses	13,775,659

Net investment loss	(3,766,980)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(20,381,884)

Foreign currency translations	908,757

Forward foreign currency exchange contracts	(4,157,206)

Futures contracts	(1,198,970)

Options purchased	(2,796,037)

Options contracts written	1,136,593

Securities sold short	(287,858)

Swap contracts	(1,665,825)

Net realized loss	(28,442,430)

Net change in unrealized appreciation (depreciation) on:

Investments	52,542,970

Foreign currency translations	28,764

Forward foreign currency exchange contracts	(1,374,181)

Futures contracts	750,764

Options purchased	(705,314)

Options contracts written	552,008

Securities sold short	(16,195,017)

Swap contracts	1,734,146

Net change in unrealized appreciation	37,334,140

Net realized and unrealized gain	8,891,710

Net increase in net assets resulting from operations	$5,124,730

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

32	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations

Net investment income (loss)	$(3,766,980)	$2,068,494

Net realized gain (loss)	(28,442,430)	50,842,800

Net change in unrealized appreciation (depreciation)	37,334,140	(71,280,109)

Net increase (decrease) in net assets resulting from operations	5,124,730	(18,368,815)

Distributions to shareholders

Net investment income

Class A	(52,422,234)	(7,150,893)

Net realized gains

Class A	—	(33,605,548)

Total distributions to shareholders	(52,422,234)	(40,756,441)

Increase in net assets from capital stock activity	9,833,439	66,254,197

Total increase (decrease) in net assets	(37,464,065)	7,128,941

Net assets at beginning of year	784,940,290	777,811,349

Net assets at end of year	$747,476,225	$784,940,290

Undistributed (excess of distributions over) net investment income	$(42,446,542)	$15,226,126

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	33

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	20,877,104	197,467,461	18,474,845	194,295,243

Distributions reinvested	5,773,356	52,422,072	3,896,396	40,756,301

Redemptions	(25,487,363)	(240,056,094)	(15,908,226)	(168,797,347)

Net increase	1,163,097	9,833,439	6,463,015	66,254,197

Total net increase	1,163,097	9,833,439	6,463,015	66,254,197

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

34	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$10.07		$10.88		$10.49		$10.03		$10.00

Income from investment operations:

Net investment income (loss)	(0.05)		0.03	(b)	(0.03)		0.02		0.01

Net realized and unrealized gain (loss)	0.10		(0.26)		0.67		0.53		0.02

Total from investment operations	0.05		(0.23)		0.64		0.55		0.03

Less distributions to shareholders:

Net investment income	(0.67)		(0.10)		(0.13)		(0.08)		—

Net realized gains	—		(0.48)		(0.12)		(0.01)		—

Total distributions to shareholders	(0.67)		(0.58)		(0.25)		(0.09)		—

Net asset value, end of period	$9.45		$10.07		$10.88		$10.49		$10.03

Total return	0.79%		(2.30%)		6.15%		5.53%		0.30%

Ratios to average net assets(c)

Total gross expenses	1.80	%(d)	1.83	%(d)	1.79	%(d)	1.70	%(d)	1.73	%(d)(e)

Total net expenses(f)	1.80	%(d)	1.83	%(d)	1.79	%(d)	1.67	%(d)	1.63	%(d)(e)

Net investment income (loss)	(0.49%)		0.27%		(0.27%)		0.17%		0.31	%(e)

Supplemental data

Net assets, end of period (in thousands)	$747,476		$784,940		$777,811		$666,228		$476,520

Portfolio turnover	289%		304%		246%		239%		141%

Notes to Consolidated Financial Highlights

(a)	Based on operations from April 23, 2012 (commencement of operations) through the stated period end.

(b)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.08 per share.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.32%, 0.35%, 0.31%, 0.17% and 0.13% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Annual Report 2016	35

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Active Portfolios® Multi-Manager Alternatives Fund (formerly known as Active Portfolios® Multi-Manager Alternative Strategies Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective October 12, 2016, Active Portfolios® Multi-Manager Alternative Strategies Fund was renamed Active Portfolios® Multi-Manager Alternatives Fund.

Basis for Consolidation

ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.

At August 31, 2016, each Subsidiary’s financial statement information is as follows:

	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	0.01%	8.94%
Net assets	$54,335	$66,789,676
Net investment income (loss)	(4,095)	(571,813)
Net realized gain (loss)	—	6,549,628
Net change in unrealized appreciation (depreciation)	—	(784,023)

The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based

36	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Annual Report 2016	37

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

38	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and/or wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the

Annual Report 2016	39

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended August 31, 2016 are as follows:

	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at August 31, 2015	(5,360)	(479,403)	(3,988)	(435,923)
Opened	(12,415)	(1,021,536)	(11,725)	(959,869)
Closed	4,003	498,512	7,463	720,908
Expired	9,580	517,080	6,433	431,008
Exercised	3,356	421,958	1,295	197,557

Balance at August 31, 2016	(836)	(63,389)	(522)	(46,319)

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

40	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

Total Return Swap Contracts

The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate and to get synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2016:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,134,094	*
Equity risk	Investments, at value — Options purchased	243,373
Equity risk	Net assets — unrealized appreciation on swap contracts	153,985	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	12,516,574
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	4,011,244	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,587,728	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	792,027	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	1,381,345	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	838,752	*
Total		22,659,122

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	628,545	*
Equity risk	Options contracts written, at value	63,138
Equity risk	Net assets — unrealized depreciation on swap contracts	171,060	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	12,438,526
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	253,173	*

Annual Report 2016	41

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	340,644	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,584,973	*
Commodity-related investment risk	Net assets — Unrealized depreciation on swap contracts	204,726	*
Total		15,684,785
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2016:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($ )	Futures Contracts ($ )	Options Contracts Written ($	)	Options Contracts Purchased ($ )	Swap Contracts ($ )	Total ($ )
Commodity-related investment risk	—	8,146,502	—		—	(1,519,367)	6,627,135
Equity risk	—	(17,181,062)	1,136,593		(2,796,037)	(835,953)	(19,676,459)
Foreign exchange risk	(4,157,206)	3,516,619	—		—	—	(640,587)
Interest rate risk	—	4,318,971	—		—	689,495	5,008,466
Total	(4,157,206)	(1,198,970)	1,136,593		(2,796,037)	(1,665,825)	(8,681,445)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($ )	Futures Contracts ($ )	Options Contracts Written ($	)	Options Contracts Purchased ($ )	Swap Contracts ($ )	Total ($ )
Commodity-related investment risk	—	(1,628,540)	—		—	696,222	(932,318)
Equity risk	—	(205,825)	552,008		(705,314)	(17,495)	(376,626)
Foreign exchange risk	(1,374,181)	3,757,531	—		—	—	2,383,350
Interest rate risk	—	(1,172,402)	—		—	1,055,419	(116,983)
Total	(1,374,181)	750,764	552,008		(705,314)	1,734,146	957,423

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,121,165,386
Futures contracts — Short	219,015,812

Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	349,495
Options contracts — Written	(123,481)

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	11,983,630	(13,055,824)
Total return swap contracts	1,302,766	(235,439)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2016.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the

42	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in “Dividends and interest on securities sold short” in the Consolidated Statement of Operations and a short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2016:

	Barclays ($)	Citi ($)(d)	Citi ($)(d)	Deutsche Bank ($)	Goldman Sachs ($)(d)	Goldman Sachs ($)(d)	JPMorgan ($)(d)	JPMorgan ($)(d)	Total ($)
Assets
Forward foreign currency exchange contracts	—	11,587,213	—	—	929,361	—	—	—	12,516,574
Options purchased calls	—	—	—	—	194,080	—	—	—	194,080
Options purchased puts	—	—	—	—	49,293	—	—	—	49,293
OTC total return swap contracts(a)	—	—	—	—	—	87,359	—	—	87,359
OTC total return swap contracts on futures(a)	792,027	—	626,476	212,276	—	—	—	66,626	1,697,405
Total Assets	792,027	11,587,213	626,476	212,276	1,172,734	87,359	—	66,626	14,544,711
Liabilities
Forward foreign currency exchange contracts	—	12,339,950	—	—	98,576	—	—	—	12,438,526
Options contracts written	—	—	—	—	63,138	—	—	—	63,138
OTC total return swap contracts(a)	—	—	—	—	—	20,618	—	—	20,618
OTC total return swap contracts on futures(a)	—	—	91,241	113,485	—	—	—	150,442	355,168
Securities borrowed	—	—	—	—	60,787,288	—	85,914,037	—	146,701,325
Total Liabilities	—	12,339,950	91,241	113,485	60,949,002	20,618	85,914,037	150,442	159,578,775
Total Financial and Derivative Net Assets	792,027	(752,737)	535,235	98,791	(59,776,268)	66,741	(85,914,037)	(83,816)	(145,034,064)
Total collateral received (pledged)(b)	792,027	(752,737)	—	—	(59,776,268)	—	(85,914,037)	(83,816)	(145,734,831)
Net Amount(c)	—	—	535,235	98,791	—	66,741	—	—	700,767

(a)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(c)	Represents the net amount due from/(to) counterparties in the event of default.

(d)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Annual Report 2016	43

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service

44	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 1.08% of the Fund’s average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $2,594,022, and the administrative services fee paid to the Investment Manager was $202,111.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC, Wasatch Advisors, Inc. and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. Effective October 20, 2016, Wasatch Advisors, Inc. will no longer serve as a subadviser of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder

Annual Report 2016	45

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets for Class A shares was 0.10%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	2.00%	1.52%

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, investments in partnerships, passive foreign investment company (PFIC) holdings, late-year ordinary losses, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, investments in commodity subsidiaries, constructive sales and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(1,483,454)
Accumulated net realized loss	2,326,352
Paid-in capital	(842,898)

Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

46	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2016 ($)	Year Ended August 31, 2015 ($)
Ordinary income	52,422,234	25,062,490
Long-term capital gains	—	15,693,951
Total	52,422,234	40,756,441

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(38,450,359)
Net unrealized depreciation	(811,470)

At August 31, 2016, the cost of investments for federal income tax purposes was $722,397,973 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$14,600,266
Unrealized depreciation	(15,411,736)
Net unrealized depreciation	$(811,470)

The following capital loss carryforwards, determined at August 31, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	16,103,999
No expiration — long-term	22,346,360
Total	38,450,359

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat late-year ordinary losses of $1,692,575 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,427,251,178 and $1,480,368,964, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. Prior to December 8, 2015,

Annual Report 2016	47

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Short Selling Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these

48	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

August 31, 2016

proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	49

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Alternatives Fund (formerly known as

Active Portfolios® Multi-Manager Alternative Strategies Fund)

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Alternatives Fund (formerly known as Active Portfolios® Multi-Manager Alternative Strategies Fund) (the “Fund,” a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 25, 2016

50	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	15.88%
Dividends Received Deduction	7.18%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016	51

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56	Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

52	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56	Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee, University of Oklahoma Foundation
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2016	53

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

Consultant to the Trustees*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

*	J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	184	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or

visiting investor.columbiathreadneedleus.com.

54	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016	55

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and AQR Capital Management, LLC, Wasatch Advisors, Inc. and Water Island Capital (the Subadvisers) with respect to Active Portfolios® Multi-Manager Alternatives Fund (the Fund), a series of the Trust.1 As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).

In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	The terms and conditions of the Agreements;

•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreements;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

[1]	At a meeting held on August 17, 2016, the Board approved the termination of the Subadvisory Agreement with Wasatch Advisors, Inc., to be effective on or about October 20, 2016.

56	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•

Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadvisers’ codes of ethics and compliance programs, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadvisers’ compliance programs.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent

Annual Report 2016	57

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund’s performance was in the ninetieth and sixty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreements.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund’s actual management fee and net total expense ratio are ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

58	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.

Annual Report 2016	59

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.

60	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER ALTERNATIVES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com.

Annual Report 2016	61

Active Portfolios® Multi-Manager Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN100_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

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■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

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PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund) Class A shares returned 6.91% for the 12-month period that ended August 31, 2016.

■	The Fund underperformed its benchmark, the Russell 2000 Index, which returned 8.59% over the same period.

■	Individual stock selection generally accounted for the Fund’s relative underperformance.

Average Annual Total Returns (%) (for period ended August 31, 2016)
	Inception	1 Year	Life
Class A	04/20/12	6.91	11.27
Russell 2000 Index		8.59	11.98

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Small Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

BMO Asset Management Corp.

David Corris, CFA

Thomas Lettenberger, CFA

Columbia Management Investment Advisers, LLC

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA, CAIA

Conestoga Capital Advisors, LLC

Robert Mitchell

Joseph Monahan

Dalton, Greiner, Hartman, Maher & Co., LLC

Bruce Geller, CFA

Jeffrey Baker, CFA

Peter Gulli, CFA

Edward Turville, CFA

EAM Investors, LLC

Montie Weisenberger

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Effective October 26, 2015, BMO Asset Management Corp. (BMO) was added as a manager of a portion of the Fund. The Fund is currently managed by four independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. As of August 31, 2016, Dalton, Greiner, Harman, Maher & Co., LLC (DGHM), EAM Investors, LLC (EAM), Conestoga Capital Advisors LLC (Conestoga), BMO and CMIA managed approximately 20%, 21%, 19%, 20% and 20% of the portfolio, respectively.

For the 12-month period that ended August 31, 2016, the Fund’s Class A shares returned 6.91%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 8.59% over the same period. Individual stock selection generally accounted for the Fund’s relative underperformance.

Small Cap Equities Gained Despite Heightened Volatility

Perhaps the most significant factor affecting U.S. small cap equities during the 12-month period ended August 31, 2016 was heightened volatility. Extreme risk aversion dominated the last months of 2015 and first six weeks of 2016 and was driven by slowing economic growth in China, collapsing energy prices, fears that European and emerging market economies were entering a recession, anticipation of tightening Federal Reserve (Fed) policy and then the actual increase of interest rates by the Fed in December 2015. In mid-February 2016, the Fed suggested a halt on further increases in interest rates, and the equity markets switched toward embracing risk, while at the same time continuing to stretch for yield. Further supporting the small-cap segment of the U.S. equity market during the second half of the period was continued economic growth in the U.S., employment expansion and corporate earnings growth in line with consensus expectations. Temporarily adding an element of volatility in June 2016 was the U.K.’s referendum to leave the European Union, popularly known as Brexit, but such a disruption was short-lived, and the equity markets generally trended upward through the end of the period.

For the period as a whole, value stocks significantly outperformed growth stocks within the small-cap equity universe. There was also a wide dispersion of returns across sectors, with consumer staples and information technology posting strong results, while energy and health care declined sharply.

Individual Stock Selection Impacted Fund Performance Most

DGHM: Our portion of the Fund outperformed the benchmark, attributable primarily to an underweight allocation to the weakly performing health care sector and an overweight exposure to the stronger performing financials sector. Stock selection in the health care and energy sectors and in the retail/apparel industry also contributed positively. These positive contributors more than offset the impact of positioning in the information technology, basic materials and business services market segments, which detracted.

The individual positions in our portion of the Fund’s portfolio that contributed most positively were WPX Energy, BioMed Realty Trust and Global Brass and Copper Holdings. WPX Energy, a North American exploration and production

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

company, saw its shares appreciate significantly based on its solid balance sheet and the recovery in oil prices. Shares of BioMed Realty Trust, a health care real estate investment trust (REIT), rose due to its purchase by Blackstone’s private equity fund. We sold our shares in BioMed Realty Trust before the close of the reporting period. Global Brass and Copper Holdings is a converter, fabricator and distributor of specialized brass and copper products. Its stock gained as a restructuring during the economic downturn positively positioned the company to capitalize on the upturn in its end markets, particularly building and housing.

Individual positions that disappointed most during the period were Radian Group, Korn/Ferry International and Hersha Hospitality Trust. Radian Group is one of the largest private mortgage insurance companies. While we believe the company should benefit from the improvement in mortgage credit, the recovery in housing and the reduction of the U.S. government’s presence in the single-family mortgage market, industry pricing concerns and general macroeconomic worries drove its shares down. Korn/Ferry International is a recruitment/consulting firm that has grown beyond its core executive search business to also focus on leadership/talent, consulting and outsourcing. Concerns about slowing employment trends and global macroeconomic worries caused its share price to decline. Hersha Hospitality Trust is a hotel REIT with a focus on owning, acquiring, redeveloping and recycling urban hotel assets, both branded and independent. Many of its assets have a cost basis well below replacement and fair market value, and, in our view, there appears to be a disconnect between its market price and the intrinsic value of its portfolio. Its shares declined on concerns about peaking hotel fundamentals.

EAM: Our portion of the Fund underperformed the benchmark due to a combination of difficult stock selection and unfavorable sector allocation effects. Stock selection in health care, especially the biotech/pharma industry, and information technology weighed most on relative results, which were partially offset by positive stock selection within energy and consumer staples. Our growth-oriented style suffered from a significant overweight to the underperforming health care sector and a significant underweight to the outperforming financials sector relative to the benchmark, but results were partially offset by the positive contribution of an overweight to the outperforming telecommunication services sector.

The biggest individual detractors from our portion of the Fund’s results during the period were biopharmaceutical companies Portola Pharmaceuticals and Cara Therapeutics and development stage specialty pharmaceutical company Adamas Pharmaceuticals. Portola Pharmaceuticals’ Phase 3 study for betrixaban in mentally ill patients at risk for blood clots missed the first step in the primary analysis plan, lowering the probability for regulatory and/or commercial success. Shares of Cara Therapeutics and Adamas Pharmaceuticals pulled back in the broad industry correction early in the first quarter of 2016. We sold our portion of the Fund’s shares in each of these three stocks.

Positions in Celator Pharmaceuticals, Clayton Williams Energy and John Bean Technologies were top contributors to our portion of the Fund’s results. Celator Pharmaceuticals is a biopharmaceutical company that engages in developing therapies to treat cancer. Its stock surged on an announcement that its Vyxeos Phase III study met its primary endpoint to

Top Ten Holdings (%) (at August 31, 2016)
EMCOR Group, Inc.	0.9
Cantel Medical Corp.	0.8
Omnicell, Inc.	0.8
Vascular Solutions, Inc.	0.8
Brandywine Realty Trust	0.7
SPS Commerce, Inc.	0.7
Neogen Corp.	0.7
Merit Medical Systems, Inc.	0.6
Blackbaud, Inc.	0.6
Mesa Laboratories, Inc.	0.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Portfolio Breakdown (%) (at August 31, 2016)
Common Stocks	98.5
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at August 31, 2016)
Consumer Discretionary	9.9
Consumer Staples	2.7
Energy	4.2
Financials	24.8
Health Care	15.1
Industrials	16.7
Information Technology	18.9
Materials	4.6
Telecommunication Services	0.1
Utilities	3.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

show a survival improvement for select patients. The company was subsequently acquired by Jazz Pharmaceuticals for access to its paradigm-changing leukemia drug. We sold our shares in Jazz Pharmaceuticals before the close of the reporting period. Clayton Williams Energy, an independent oil and gas producer, outperformed its exploration and production peers, as recent transactions highlighted the potential value of the company’s acreage in the Permian and Eagle Ford basins. The market reacted positively to the company raising $150 million in equity to help reduce its debt load and ramp up its drilling program. John Bean Technologies makes capital equipment for food processing and airports. Its stock benefited from favorable end-market trends in the food equipment business and from favorable consumer dietary changes.

Conestoga: Our portion of the Fund outperformed the benchmark during the period due primarily to an emphasis on high quality companies, that is, those with positive earnings, sustainable earnings growth and strong balance sheets. Stock selection also added to relative returns as did sector allocation.

More specifically, stock selection was strongest in the health care, consumer discretionary and industrials sectors. Having an underweight to the weaker consumer discretionary sector and an overweight to the stronger industrials sector also helped. Only partially offsetting these positive contributors was the detracting effect of having an underweight to financials and no exposure to consumer staples, as each of these sectors outpaced the benchmark during the period. Stock selection in financials and information technology also detracted.

The biggest individual contributors to our portion of the Fund’s results were Cantel Medical, a leading provider of infection prevention and control products and services; AAON, a manufacturer of large-tonnage rooftop HVAC equipment for non-residential buildings; and Trex Company, a market leader in composite decking and railing. We sold our shares in Trex Company before the close of the reporting period. Cantel Medical saw share gains due to strong revenue and operating profit growth, both of which were driven organically. Following several disappointing quarters, AAON announced a significant new product line while also reporting a sharp acceleration in orders. Shares of Trex Company rose due primarily to strong revenue and net income growth. Also, the company made positive comments about a solid start to the decking season and some new international growth opportunities.

Positions in Advisory Board Company, PROS Holdings and Rubicon Project detracted most from our portion of the Fund’s results. Advisory Board Company, which provides best practices research and consulting services to health care systems and hospitals, reported disappointing fourth quarter 2015 and 2016 guidance. Moreover, it recorded a $96 million write-off of goodwill of its acquisition of Royall & Co. The business was challenged in its core health care business, particularly around the revenue cycle management segment. We removed Advisory Board Company from our portion of the Fund on concerns about valuation and disappointment in its management actions. PROS Holdings is a provider of price optimization software and services, which has been transitioning from a perpetual license revenue model to a cloud-based model, but thus far the transition has not gone smoothly. We continue to monitor the company’s progress

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MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

closely. Rubicon Project is a market-leading platform enabling the automation of buying and selling digital advertising. A strong first quarter 2016 earnings report was nevertheless met with disappointment from investors, as guidance was not raised and a key reporting metric was weaker than anticipated. At the end of the period, we believed our investment thesis in Rubicon Project, based on its competitive positioning and strong secular growth, had not changed.

BMO: We began managing a portion of the Fund on October 26, 2015. For the period from October 26, 2015 through August 31, 2016, our portion of the Fund outperformed the benchmark. The primary driver of outperformance was stock selection. Our strategy is designed to add value through stock selection by focusing on fundamentally strong, attractively valued stocks with positive investor interest. During this period, our stock selection model drove outperformance with all three components — strong fundamentals, attractive valuations and investor interest — contributing positively. Sector allocation also contributed positively to our portion of the Fund’s performance.

The strongest-contributing sectors to our portion of the Fund were information technology, energy and utilities. In information technology, both stock selection, particularly within the electronic equipment and communications equipment industries, and an overweight to the sector proved beneficial. In energy, stock selection, especially among exploration and production companies, and having an underweight to the poorly performing sector contributed positively. The primary driver of energy returns during the period was oil price volatility, with prices plummeting in late 2015 and early 2016, then rebounding following mid-February. In utilities, stock selection more than offset the slightly negative allocation effect of being underweight the strongly performing sector. The primary drivers of the sector’s returns were the continued decline in interest rates, along with rising risk aversion and concern about global economic growth and the potential impact of Brexit.

The sectors that detracted most from our portion of the Fund’s performance during the period were industrials, consumer discretionary and health care, with stock selection a challenge in each. In industrials, stock selection within the transportation industry hurt most. In consumer discretionary, choices in the retail industry dampened results. In health care, being overweight the underperforming sector also detracted.

From an individual holdings perspective, the biggest positive contributors to our portion of the Fund’s results included Amkor Technology, a provider of semiconductor packaging and testing, which gained as business improvement led to strong financial results and an improved outlook. Shares of NeoPhotonics, a maker of electronic communication products, gained, as its strong position within its niche led to growth, particularly in China. We sold our portion of the Fund’s position in NeoPhotonics as shares became expensive. Quad/Graphics, a commercial printer, was another strong positive contributor, due primarily to a sharp rebound in its share price when investors recognized the company’s strong cash flows. Conversely, individual detractors included Hornbeck Offshore Services, a provider of offshore energy services, whose shares declined due to a combination of declining oil prices and relatively high debt levels. Shares of Express, an apparel retailer, declined, as a difficult retail environment led to a decline in

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

same-store sales. Another detractor was Arc Best, a less-than-truckload transportation provider, whose shares declined due to a difficult trucking environment in which rates softened. We sold our shares in Arc Best before the close of the reporting period.

CMIA: During the period, our portion of the Fund underperformed the benchmark, against which our portion of the Fund is managed. Stock selection was the primary driver of underperformance relative to the benchmark in our portion of the Fund — particularly in the consumer discretionary, financials and health care sectors. Having overweighted allocations to consumer discretionary and health care, each of which lagged the benchmark during the period, hurt as well. In financials, our portion of the Fund’s bank holdings lagged during the period in 2016 when risk aversion was low, but, importantly, we did not see a deterioration in their fundamental earnings power. Only partially offsetting these detractors was effective stock selection in energy, industrials and information technology, which contributed positively. In energy, a focus on companies with strongly producing assets and healthy balance sheets was most beneficial. In industrials, positions in the construction and machinery industries performed particularly well.

The biggest individual detractors from our portion of the Fund’s results were Sequential Brands, which owns a portfolio of consumer and apparel brands; PharMerica, which provides institutional pharmacy services to health care operators; and Esterline Technologies, which operates in the defense and aerospace sector. While we believe the acquisition of Martha Stewart will benefit Sequential Brands over the long term, it created uncertainty in the short-term for Sequential Brands. We sold our portion of the Fund’s position in PharMerica after it announced significant restructuring of client service contracts that pushed earnings into later years. We also exited our portion of the Fund’s position in Esterline Technologies after it surprised with a sequence of poor profitability contracts.

From an individual holdings perspective, the top three positive contributors to our portion of the Fund’s results were Parsley Energy, an energy production company; MasTec, which operates in the infrastructure development mostly of pipelines and telecommunication lines; and Amerisafe, which provides workers’ compensation insurance mostly for small and midsized companies. Parsley Energy benefited from its strong production profile in the Permian Basin. MasTec grew revenues and cash flows above market expectations as it expanded its business. Shares of Amerisafe rose on improvement in the labor markets, which provided a demand increase for its products.

Sector Weighting Changes Driven By Bottom-Up Stock Selection

The Fund’s portfolio turnover rate for the 12-month period was 115%, inclusive of all portions of the Fund.

DGHM: We initiated a position in our portion of the Fund during the period in Continental Building Products, a leading producer of gypsum wallboard used in building and construction. The company should benefit, in our view, from its strong market positon and high barriers to entry; low cost position; solid leverage to the ongoing recovery in U.S. housing markets; healthy free cash

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

flow; stock buybacks; and reasonable valuation. We established a position in our portion of the Fund in Dean Foods Company, the largest processor and distributor of milk and dairy products in the U.S. Its management is driving acceleration of a more diverse dairy portfolio with better margins. We believe ongoing consolidation and logistic opportunities provide further margin upside. In our view, global dairy fundamentals remain favorable, and the company has an improved balance sheet and a solid free cash flow supporting increased shareholder returns. Conversely, we sold our portion of the Fund’s position in home accessories retailer Kirkland’s due to weakening fundamentals. We also exited our portion of the Fund’s position in reinsurance company Maiden Holdings due to concerns about the company’s reserve development and investment profile.

We do not engage in significant sector timing activities. Based on individual stock selection, our portion of the Fund was overweight relative to the benchmark in financials, was underweight consumer cyclicals, non-cyclicals and information technology and was rather neutral to the benchmark in utilities and industrials at the end of the period.

EAM: We initiated a Fund position in Exelixis, a biopharmaceutical company developing small molecule therapies for the treatment of cancer, including the recently FDA-approved cabometyx, a therapy for the treatment of renal cell carcinoma. We established a position in Oclaro, a provider of optical components for the communications market. Oclaro reported strong revenues and guidance, as sales for its products were robust in China and the U.S. We purchased shares of Advanced Micro Devices, which designs computer-processor and graphic technologies that power intelligent devices, including personal computers, game consoles and servers. In our view, the company is effectively executing a turnaround by monetizing its intellectual property with a new Chinese partner and launching next generation chips in the computer graphics and virtual reality markets.

We sold our portion of the Fund’s position in Lipocine, a specialty pharmaceutical company developing innovative pharmaceutical products for use in men’s and women’s health using its proprietary drug delivery technologies. The market did not react to news of multiple upcoming catalysts for its several drug candidates, and so we sold the position in favor of higher conviction ideas. We exited our portion of the Fund’s position in consumer banking services provider BofI Holdings, as we believed an announcement concerning its lending practices may act as an overhang on the stock and/or adversely affect its fundamental business trends. We eliminated our portion of the Fund’s position in Collegium Pharmaceuticals, a pharmaceutical company focused on abuse-deterrent opioids, based on concerns raised around the launch trajectory of its FDA-approved tamper-deterrent, extended-release form of oxycodone.

Changes in sector allocation are a by-product of our purely bottom-up investment process. That said, overall, we increased our portion of the Fund’s exposure relative to the benchmark in energy, industrials and consumer discretionary during the period. We decreased relative allocations to health care and information technology. As of August 31, 2016, our portion of the Fund was overweight relative to the benchmark in health care, information technology, energy, industrials and consumer discretionary and underweight relative to the benchmark in financials and utilities.

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ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Our portion of the Fund was rather neutrally weighted to the benchmark in telecommunication services, materials and consumer staples.

Conestoga: During the period, we established a new position in our portion of the Fund in WageWorks, a leading provider of consumer-directed benefit accounts, based largely on its technology innovation, high-touch claims processing and customer service. We initiated a position in our portion of the Fund in Press Ganey Holdings, which is the market leader in measuring patient experience, primarily through patient surveys. Its mission is “to help healthcare organizations reduce suffering and improve clinical quality, safety and the overall patient experience.” In addition to the sale of Advisory Board Company, already mentioned, we sold our portion of the Fund’s positions in Hibbett Sports, which owns and operates sporting goods stores, primarily in smaller markets across the Southeast U.S. The company did not meet our earnings growth expectations, and we expect the company to have continued growth challenges over the next several years.

At Conestoga, sector allocations are driven more by our bottom-up stock selection process than by any top-down or sector level research. That said, we did not make any material changes in sector weightings relative to the benchmark during the period. At the end of August 2016, our portion of the Fund was overweight relative to the benchmark in health care, industrials and information technology; underweight consumer discretionary, consumer staples, financials, materials and utilities; and relatively neutral in energy and telecommunication services.

BMO: Since we assumed management of a portion of the Fund, we established a position in Minerals Technologies, a producer of specialty minerals. Its shares had declined as the company was perceived to have significant commodity exposure. The company, however, has been consistently profitable with strong cash flows for several years, and we felt the share decline early in 2016 offered an opportunity to own a high quality company at what we considered to be an attractive valuation. We also initiated a position in SYNNEX, a developer and distributor of technology products. Despite strong fundamental performance, its shares had declined, and, in our view, its valuation became attractive. The company has a history of consistent profitable growth. We purchased shares of Atwood Oceanics, an offshore drilling company. While its shares had sold off significantly as energy prices declined, Atwood Oceanics had longer term contracts in place that would provide, we believed, continued profitability into 2017. Conversely, we sold our portion of the Fund’s position in Life Storage, a self-storage real estate investment trust. In our view, while its fundamentals remained strong, its shares, had become expensive. We exited our portion of the Fund’s position in Hancock Holdings, a Southeast bank, as both its fundamentals and valuation had deteriorated, largely due to energy exposure. Several other holdings were sold due to announced acquisitions, including Polycom, FirstMerit, Empire District Electric and PrivateBancorp.

As a result of bottom-up stock attractiveness strategy, rather than top-down sector positioning, our portion of the Fund’s weight to materials, information technology and industrials increased and its weights to consumer discretionary, financial and utilities decreased. As of August 31, 2016, our portion of the Fund was overweight relative to the benchmark in information technology, industrials, health care and materials and was underweight

10	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

relative to the benchmark in consumer discretionary, financials, utilities and energy. Our portion of the Fund was rather neutrally weighted compared to the benchmark in consumer staples and telecommunication services at the end of August 2016.

CMIA: During the period, we established a position in SkyWest, which operates as a feeder airline under the brands United Express and Delta Connection. The company has embarked on a fleet transition program replacing smaller 50-seat aircraft for larger aircraft viewed as more efficient in terms of fuel and crew costs. We exited our portion of the Fund’s position in Red Robin Gourmet Burgers. A general downturn in casual restaurant visits translated into disappointing same-store sales for the burger chain. The company has implemented improvements to its menu; however, the changes have not yet stemmed the weakening. We also sold our portion of the Fund’s position in Super Micro Computer, which manufactures highly optimized application server systems and subsystems. While it reported earnings in line with market expectations, the company guided to lower than expected earnings for the second quarter of 2016, as it saw headwinds in a weakening macro climate and pushouts of orders by some of its larger clients.

Based on our individual fundamental, bottom-up stock selection process, notable sector shifts in our portion of the Fund included increased allocations to industrials and information technology and decreased exposure to consumer discretionary. At the end of the period, our portion of the Fund was overweight relative to the benchmark in energy, industrials, materials, consumer staples, health care and consumer discretionary. Our portion of the Fund was underweight relative to the benchmark in information technology, telecommunication services, utilities and financials at the end of August 2016.

Annual Report 2016	11

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,178.70	1,018.20	7.56	7.00	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.

12	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 9.8%
Auto Components 2.3%

Cooper Tire & Rubber Co.	18,830	640,032

Cooper-Standard Holding, Inc.(a)	43,451	4,303,821

Dana, Inc.	137,542	1,983,356

Dorman Products, Inc.(a)	75,400	4,755,478

Drew Industries, Inc.	13,093	1,333,522

Fox Factory Holding Corp.(a)	120,100	2,493,276

Spartan Motors, Inc.	156,266	1,540,783

Superior Industries International, Inc.	48,428	1,409,739

Tenneco, Inc.(a)	25,700	1,434,831

Tower International, Inc.(a)	89,753	2,180,998

Total		22,075,836

Automobiles 0.5%

Thor Industries, Inc.	62,678	5,086,320

Diversified Consumer Services 1.3%

American Public Education, Inc.(a)	31,351	648,025

Grand Canyon Education, Inc.(a)	74,800	3,106,444

K12, Inc.(a)	65,817	786,513

Nord Anglia Education, Inc.(a)	61,000	1,291,980

ServiceMaster Global Holdings, Inc.(a)	98,169	3,662,686

Sotheby’s	57,500	2,279,875

Total		11,775,523

Hotels, Restaurants & Leisure 1.0%

Dave & Buster’s Entertainment, Inc.(a)	22,345	1,037,925

Isle of Capri Casinos, Inc.(a)	84,835	1,471,887

Jack in the Box, Inc.	13,325	1,325,305

Papa John’s International, Inc.	16,039	1,200,198

Penn National Gaming, Inc.(a)	109,200	1,548,456

Planet Fitness, Inc., Class A(a)	64,967	1,406,536

Wingstop, Inc.	44,770	1,356,083

Total		9,346,390

Household Durables 0.7%

CalAtlantic Group, Inc.	28,300	1,032,667

Cavco Industries, Inc.(a)	12,798	1,338,287

Ethan Allen Interiors, Inc.	37,624	1,258,899

Helen of Troy Ltd.(a)	8,971	810,440

Tempur Sealy International, Inc.(a)	15,961	1,251,662

Universal Electronics, Inc.(a)	17,404	1,288,418

Total		6,980,373

Internet & Catalog Retail 0.3%

Duluth Holdings, Inc., Class B(a)	41,009	1,242,983

Nutrisystem, Inc.	46,724	1,346,586

Total		2,589,569

Common Stocks (continued)
Issuer	Shares	Value ($)
Leisure Products 0.2%

Callaway Golf Co.	122,069	1,394,028

JAKKS Pacific, Inc.(a)	51,235	471,874

Total		1,865,902

Media 0.5%

AMC Entertainment Holdings, Inc., Class A	45,500	1,383,655

Entravision Communications Corp., Class A	269,320	2,025,286

Meredith Corp.	13,068	693,127

Sinclair Broadcast Group, Inc., Class A	34,000	968,320

Total		5,070,388

Multiline Retail 0.2%

Big Lots, Inc.	26,848	1,324,143

Specialty Retail 2.4%

Abercrombie & Fitch Co., Class A	73,115	1,297,060

American Eagle Outfitters, Inc.	138,064	2,559,707

Burlington Stores, Inc.(a)	16,420	1,333,632

Cato Corp. (The), Class A	27,321	936,564

Children’s Place, Inc. (The)	37,158	3,024,661

Dick’s Sporting Goods, Inc.	57,329	3,359,479

Express, Inc.(a)	163,518	1,934,418

Finish Line, Inc., Class A (The)	56,100	1,350,327

Five Below, Inc.(a)	26,686	1,189,128

GameStop Corp., Class A	100,456	2,851,946

Genesco, Inc.(a)	21,574	1,567,135

Rent-A-Center, Inc.	73,935	903,486

TravelCenters of America LLC(a)	34,357	233,628

Total		22,541,171

Textiles, Apparel & Luxury Goods 0.4%

Culp, Inc.	15,444	489,729

Deckers Outdoor Corp.(a)	42,680	2,789,138

Sequential Brands Group, Inc.(a)	99,300	723,897

Total		4,002,764

Total Consumer Discretionary		92,658,379

CONSUMER STAPLES 2.6%
Beverages 0.4%

MGP Ingredients, Inc.	88,232	3,523,986

Food & Staples Retailing 0.6%

Casey’s General Stores, Inc.	8,968	1,177,588

Performance Food Group Co.(a)	38,000	976,600

SpartanNash Co.	42,463	1,359,665

Weis Markets, Inc.	49,462	2,519,595

Total		6,033,448

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.4%

AdvancePierre Foods Holdings, Inc.	68,000	1,721,080

B&G Foods, Inc.	27,133	1,288,275

Darling Ingredients, Inc.(a)	199,113	2,803,511

Dean Foods Co.	130,194	2,240,639

Fresh Del Monte Produce, Inc.	21,209	1,233,727

Post Holdings, Inc.(a)	21,900	1,856,682

Sanderson Farms, Inc.	20,194	1,943,269

Total		13,087,183

Household Products 0.1%

Central Garden & Pet Co.(a)	53,434	1,372,185

Personal Products 0.1%

Nutraceutical International Corp.(a)	40,118	1,016,189

Total Consumer Staples		25,032,991

ENERGY 4.1%
Energy Equipment & Services 0.9%

Atwood Oceanics, Inc.	80,672	637,309

Hornbeck Offshore Services, Inc.(a)	87,529	478,784

Newpark Resources, Inc.(a)	111,234	785,312

Patterson-UTI Energy, Inc.	194,010	3,781,255

Precision Drilling Corp.	443,161	1,825,823

US Silica Holdings, Inc.	25,730	1,009,902

Total		8,518,385

Oil, Gas & Consumable Fuels 3.2%

Aegean Marine Petroleum Network, Inc.	77,400	773,226

Bill Barrett Corp.(a)	173,904	1,154,723

Carrizo Oil & Gas, Inc.(a)	58,874	2,254,285

Clayton Williams Energy, Inc.(a)	26,906	1,698,038

Matador Resources Co.(a)	176,826	4,058,157

Pacific Ethanol, Inc.(a)	208,756	1,348,564

Parsley Energy, Inc., Class A(a)	92,023	3,114,979

PDC Energy, Inc.(a)	78,753	5,229,199

QEP Resources, Inc.	39,083	746,485

Resolute Energy Corp.(a)	73,777	1,247,569

RSP Permian, Inc.(a)	71,530	2,793,246

Sanchez Energy Corp.(a)	81,873	703,289

SM Energy Co.	43,000	1,628,840

Teekay Tankers Ltd., Class A	164,500	429,345

Whiting Petroleum Corp.(a)	60,000	437,400

WPX Energy, Inc.(a)	267,079	3,204,948

Total		30,822,293

Total Energy		39,340,678

Common Stocks (continued)
Issuer	Shares	Value ($)
FINANCIALS 24.5%
Banks 10.1%

1st Source Corp.	12,641	447,365

Ameris Bancorp	54,500	1,897,690

Associated Banc-Corp.	163,733	3,248,463

Banc of California, Inc.	36,343	811,176

BancFirst Corp.	7,301	500,848

BancorpSouth, Inc.	85,279	2,123,447

Bank of the Ozarks, Inc.	48,500	1,900,230

Boston Private Financial Holdings, Inc.	146,658	1,888,955

Brookline Bancorp, Inc.	95,267	1,137,488

Capital Bank Financial Corp. Class A(a)	70,205	2,198,118

Cathay General Bancorp	40,000	1,256,800

Central Pacific Financial Corp.	62,286	1,593,899

City Holding Co.	17,583	889,524

Community Bank System, Inc.	60,600	2,875,470

Community Trust Bancorp, Inc.	85,979	3,169,186

Customers Bancorp, Inc.(a)	117,971	3,154,544

Fidelity Southern Corp.	41,485	744,656

First Interstate Bancsystem, Inc.	42,163	1,296,091

First Midwest Bancorp, Inc.	183,789	3,596,751

Fulton Financial Corp.	235,756	3,409,032

Great Southern Bancorp, Inc.	9,146	384,955

Great Western Bancorp, Inc.	60,993	2,088,400

Hancock Holding Co.	147,742	4,820,821

Hanmi Financial Corp.	58,969	1,546,757

Heartland Financial USA, Inc.	20,821	756,219

Hilltop Holdings, Inc.(a)	73,859	1,672,168

Hope Bancorp, Inc.	220,416	3,791,155

Huntington Bancshares, Inc.	1	10

Independent Bank Corp.	50,300	2,664,894

Investors Bancorp, Inc.	196,307	2,404,761

MB Financial, Inc.	37,000	1,449,660

Old National Bancorp	350,049	4,956,694

Preferred Bank/Los Angeles	10,381	363,854

Prosperity Bancshares, Inc.	36,889	2,046,233

Renasant Corp.	71,600	2,538,220

Sandy Spring Bancorp, Inc.	173,163	5,459,829

South State Corp.	19,146	1,454,904

Sterling Bancorp	143,200	2,556,120

Trico Bancshares	23,044	623,110

Trustmark Corp.	76,688	2,174,872

UMB Financial Corp.	20,200	1,228,160

Umpqua Holdings Corp.	56,100	921,162

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Union Bankshares Corp.	75,100	2,090,033

Univest Corporation of Pennsylvania	56,917	1,328,443

WesBanco, Inc.	69,902	2,287,892

Western Alliance Bancorp(a)	64,000	2,446,080

Wintrust Financial Corp.	64,491	3,584,410

Total		95,779,549

Capital Markets 0.8%

Janus Capital Group, Inc.	106,182	1,578,926

KCG Holdings, Inc., Class A(a)	81,799	1,181,996

Triplepoint Venture Growth BDC Corp.	34,735	393,200

Virtu Financial, Inc. Class A	72,800	1,187,368

Westwood Holdings Group, Inc.	64,500	3,228,225

Total		7,569,715

Consumer Finance 0.1%

Nelnet, Inc., Class A	17,110	605,694

Regional Management Corp.(a)	25,656	554,683

Total		1,160,377

Diversified Financial Services 0.1%

Cardtronics PLC, Class A(a)	27,393	1,230,220

Insurance 3.5%

American Equity Investment Life Holding Co.	89,518	1,577,307

AMERISAFE, Inc.	64,470	3,868,845

Amtrust Financial Services, Inc.	55,500	1,470,195

Argo Group International Holdings Ltd.	79,501	4,510,887

CNO Financial Group, Inc.	59,500	966,875

Employers Holdings, Inc.	120,899	3,683,792

First American Financial Corp.	87,918	3,788,387

HCI Group, Inc.	42,329	1,345,639

Horace Mann Educators Corp.	107,648	3,934,534

Maiden Holdings Ltd.	84,597	1,168,285

MBIA, Inc.(a)	97,500	785,850

Navigators Group, Inc. (The)	5,485	515,371

Selective Insurance Group, Inc.	51,748	2,064,745

United Fire Group, Inc.	68,453	2,957,854

United Insurance Holdings Corp.	20,343	320,402

Total		32,958,968

Real Estate Investment Trusts (REITs) 7.6%

Agree Realty Corp.	26,045	1,249,900

American Assets Trust, Inc.	85,628	3,793,320

Brandywine Realty Trust	428,354	6,909,350

Chesapeake Lodging Trust	123,238	3,140,104

Colony Capital, Inc.	272,399	5,031,210

Colony Starwood Homes	39,967	1,238,977

Common Stocks (continued)
Issuer	Shares	Value ($)
Cousins Properties, Inc.	464,954	5,123,793

CyrusOne, Inc.	25,836	1,313,502

DCT Industrial Trust, Inc.	31,469	1,532,855

DuPont Fabros Technology, Inc.	30,923	1,311,135

EPR Properties	16,523	1,294,081

First Industrial Realty Trust, Inc.	161,180	4,637,149

First Potomac Realty Trust	95,363	960,305

Four Corners Property Trust, Inc.	60,050	1,243,635

Getty Realty Corp.	20,671	486,389

Hersha Hospitality Trust	273,401	5,342,256

Highwoods Properties, Inc.	39,200	2,079,168

Hudson Pacific Properties, Inc.	46,000	1,539,620

Kite Realty Group Trust	160,031	4,621,695

LaSalle Hotel Properties	53,200	1,492,792

Mack-Cali Realty Corp.	143,633	3,987,252

Physicians Realty Trust	63,172	1,352,513

PS Business Parks, Inc.	19,149	2,121,326

QTS Realty Trust Inc., Class A	23,412	1,268,696

RLJ Lodging Trust	72,137	1,683,678

Ryman Hospitality Properties, Inc.	14,080	759,757

Saul Centers, Inc.	11,574	767,125

Select Income REIT	67,549	1,843,412

STORE Capital Corp.	40,850	1,210,385

Sun Communities, Inc.	23,100	1,767,612

Washington Real Estate Investment Trust	27,357	889,103

Total		71,992,095

Real Estate Management & Development 0.5%

Kennedy-Wilson Holdings, Inc.	242,637	5,352,572

Thrifts & Mortgage Finance 1.8%

BofI Holding, Inc.(a)	44,000	946,000

First Defiance Financial Corp.	11,531	524,545

Meta Financial Group, Inc.	22,034	1,356,193

MGIC Investment Corp.(a)	305,000	2,467,450

Provident Financial Services, Inc.	177,964	3,838,683

Radian Group, Inc.	217,622	2,983,598

TrustCo Bank Corp.	70,365	502,406

Walker & Dunlop, Inc.(a)	51,726	1,370,739

Washington Federal, Inc.	85,892	2,276,138

WSFS Financial Corp.	26,200	1,019,180

Total		17,284,932

Total Financials		233,328,428

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
HEALTH CARE 14.9%
Biotechnology 2.0%

Acorda Therapeutics, Inc.(a)	44,372	1,068,478

Advaxis, Inc.(a)	94,953	1,094,808

Aptevo Therapeutics, Inc.(a)	14,923	40,591

Bluebird Bio, Inc.(a)	10,000	493,400

Cytokinetics, Inc.(a)	115,140	1,389,740

Emergent Biosolutions, Inc.(a)	29,847	795,422

Exelixis, Inc.(a)	120,183	1,340,040

Ligand Pharmaceuticals, Inc.(a)	42,300	4,370,013

Puma Biotechnology, Inc.(a)	21,536	1,273,854

Radius Health, Inc.(a)	22,620	1,240,481

Repligen Corp.(a)	139,000	4,307,610

TESARO, Inc.(a)	15,014	1,271,536

Total		18,685,973

Health Care Equipment & Supplies 6.9%

Abaxis, Inc.	59,125	2,964,527

ABIOMED, Inc.(a)	11,235	1,325,056

Align Technology, Inc.(a)	50,600	4,700,740

Analogic Corp.	35,325	3,143,925

Cantel Medical Corp.	99,318	7,509,434

Cardiovascular Systems, Inc.(a)	69,710	1,705,804

Cynosure Inc., Class A(a)	27,345	1,424,401

Glaukos Corp.(a)	37,571	1,121,119

Globus Medical, Inc., Class A(a)	49,700	1,154,531

Hill-Rom Holdings, Inc.	22,009	1,305,354

Insulet Corp.(a)	29,811	1,261,900

Integra LifeSciences Holdings Corp.(a)	16,415	1,418,584

iRadimed Corp.(a)	63,500	1,185,545

Masimo Corp.(a)	23,339	1,380,268

Merit Medical Systems, Inc.(a)	246,726	5,980,638

Natus Medical, Inc.(a)	31,730	1,234,614

Neogen Corp.(a)	104,162	6,151,808

Nevro Corp.(a)	15,282	1,443,079

NuVasive, Inc.(a)	21,022	1,376,310

OraSure Technologies, Inc.(a)	154,671	1,325,530

Penumbra, Inc.(a)	19,830	1,399,205

Spectranetics Corp. (The)(a)	51,020	1,255,602

Syneron Medical Ltd.(a)	325,596	2,135,910

Vascular Solutions, Inc.(a)	149,064	7,180,413

West Pharmaceutical Services, Inc.	15,213	1,244,880

Wright Medical Group NV(a)	66,000	1,634,160

Zeltiq Aesthetics, Inc.(a)	32,906	1,254,377

Total		65,217,714

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.6%

Aceto Corp.	37,010	747,232

Amsurg Corp.(a)	17,500	1,136,100

BioTelemetry, Inc.(a)	66,724	1,232,392

Kindred Healthcare, Inc.	39,669	437,946

LHC Group, Inc.(a)	30,000	1,066,800

Magellan Health, Inc.(a)	23,774	1,357,971

Molina Healthcare, Inc.(a)	15,368	826,952

National Research Corp., Class A	58,375	924,076

National Research Corp., Class B	27,180	932,002

PharMerica Corp.(a)	50,173	1,267,370

Surgical Care Affiliates, Inc.(a)	19,711	813,079

Triple-S Management Corp., Class B(a)	35,400	774,906

U.S. Physical Therapy, Inc.	13,292	838,061

VCA, Inc.(a)	28,300	2,003,923

WellCare Health Plans, Inc.(a)	11,823	1,332,452

Total		15,691,262

Health Care Technology 2.4%

Cotiviti Holdings, Inc.(a)	44,142	1,467,280

Evolent Health, Inc., Class A(a)	38,866	966,598

HealthStream, Inc.(a)	170,900	4,544,231

Medidata Solutions, Inc.(a)	81,823	4,426,624

Omnicell, Inc.(a)	197,500	7,422,050

Press Ganey Holdings, Inc.(a)	70,385	2,835,812

Veeva Systems Inc., Class A(a)	34,686	1,419,351

Total		23,081,946

Life Sciences Tools & Services 1.2%

Bio-Techne Corp.	19,400	2,043,790

Luminex Corp.(a)	54,383	1,145,850

NeoGenomics, Inc.(a)	162,609	1,307,376

PAREXEL International Corp.(a)	63,976	4,352,287

Patheon NV(a)	43,000	1,203,570

Pra Health Sciences, Inc.(a)	26,659	1,347,613

Total		11,400,486

Pharmaceuticals 0.8%

Amphastar Pharmaceuticals, Inc.(a)	59,810	1,136,390

Catalent, Inc.(a)	46,200	1,165,626

Dermira, Inc.(a)	50,091	1,554,824

Heska Corp.(a)	24,833	1,355,137

Intra-Cellular Therapies, Inc.(a)	28,855	1,164,011

Lannett Co., Inc.(a)	15,269	517,008

Supernus Pharmaceuticals, Inc.(a)	50,415	1,077,873

Total		7,970,869

Total Health Care		142,048,250

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
INDUSTRIALS 16.6%
Aerospace & Defense 0.8%

Curtiss-Wright Corp.	31,933	2,870,777

DigitalGlobe, Inc.(a)	24,221	656,147

HEICO Corp.	16,930	1,150,563

KEYW Holding Corp. (The)(a)	112,192	1,118,554

Moog, Inc., Class A(a)	30,779	1,815,653

Total		7,611,694

Air Freight & Logistics 0.7%

Air Transport Services Group, Inc.(a)	88,716	1,284,608

Atlas Air Worldwide Holdings, Inc.(a)	40,769	1,514,161

HUB Group, Inc., Class A(a)	35,333	1,439,820

XPO Logistics, Inc.(a)	64,408	2,305,806

Total		6,544,395

Airlines 0.3%

Skywest, Inc.	94,605	2,670,699

Building Products 2.1%

AAON, Inc.	188,150	5,324,645

Continental Building Product(a)	82,892	1,841,031

Gibraltar Industries, Inc.(a)	33,204	1,267,065

Patrick Industries, Inc.(a)	21,766	1,393,677

Simpson Manufacturing Co., Inc.	121,925	5,350,069

Trex Co., Inc.(a)	77,500	4,800,350

Total		19,976,837

Commercial Services & Supplies 2.9%

ABM Industries, Inc.	52,600	2,021,418

ACCO Brands Corp.(a)	179,622	1,796,220

Brink’s Co. (The)	40,315	1,471,497

Deluxe Corp.	32,300	2,201,891

Healthcare Services Group, Inc.	107,750	4,349,867

Hudson Technologies, Inc.(a)	205,463	1,329,346

Mobile Mini, Inc.	82,900	2,478,710

Quad/Graphics, Inc.	51,459	1,394,024

Rollins, Inc.	118,425	3,375,112

Steelcase, Inc., Class A	250,640	3,744,562

Tetra Tech, Inc.	37,919	1,338,541

Unifirst Corp.	12,158	1,560,966

Total		27,062,154

Construction & Engineering 2.3%

Aegion Corp.(a)	59,635	1,104,440

Argan, Inc.	28,933	1,383,287

EMCOR Group, Inc.	147,598	8,451,462

Granite Construction, Inc.	55,878	2,682,144

MasTec, Inc.(a)	129,645	3,818,045

Common Stocks (continued)
Issuer	Shares	Value ($)
Quanta Services, Inc.(a)	118,340	3,044,888

Tutor Perini Corp.(a)	51,755	1,200,198

Total		21,684,464

Electrical Equipment 0.3%

EnerSys	19,997	1,407,389

TPI Composites, Inc.(a)	69,024	1,372,887

Total		2,780,276

Machinery 3.1%

Barnes Group, Inc.	43,300	1,790,022

Chart Industries, Inc.(a)	69,710	2,099,665

Columbus McKinnon Corp.	25,758	452,310

EnPro Industries, Inc.	17,343	934,788

Franklin Electric Co., Inc.	42,200	1,614,150

Global Brass & Copper Holdings, Inc.	177,463	4,981,386

John Bean Technologies Corp.	18,485	1,269,550

Kadant, Inc.	11,551	619,596

Lydall, Inc.(a)	28,102	1,350,020

Mueller Industries, Inc.	91,622	3,166,456

Mueller Water Products, Inc., Class A	104,137	1,259,016

Nordson Corp.	12,924	1,275,987

Oshkosh Corp.	37,600	2,027,768

Proto Labs, Inc.(a)	70,300	3,846,816

Sun Hydraulics Corp.	100,700	3,103,574

Total		29,791,104

Professional Services 2.0%

Exponent, Inc.	71,600	3,610,788

FTI Consulting, Inc.(a)	12,971	574,486

Korn/Ferry International	149,903	3,573,687

RPX Corp.(a)	124,598	1,304,541

TransUnion(a)	40,729	1,343,650

TrueBlue, Inc.(a)	145,726	3,184,113

Wageworks, Inc.(a)	80,532	4,976,072

Total		18,567,337

Road & Rail 1.2%

ArcBest Corp.	93,018	1,703,159

Knight Transportation, Inc.	101,966	2,865,245

Old Dominion Freight Line, Inc.(a)	45,036	3,203,411

Roadrunner Transportation Systems, Inc.(a)	144,747	1,207,190

Swift Transportation Co.(a)	149,016	2,773,188

Total		11,752,193

Trading Companies & Distributors 0.9%

Aircastle Ltd.	48,628	1,052,796

Beacon Roofing Supply, Inc.(a)	67,473	3,102,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
MRC Global, Inc.(a)	83,853	1,230,124

Neff Corp. Class A(a)	82,124	771,144

SiteOne Landscape Supply, Inc.(a)	73,562	2,813,011

Total		8,969,484

Total Industrials		157,410,637

INFORMATION TECHNOLOGY 18.7%
Communications Equipment 1.5%

Finisar Corp.(a)	134,074	2,839,687

InterDigital, Inc.	20,111	1,436,127

Lumentum Holdings, Inc.(a)	41,829	1,469,035

NETGEAR, Inc.(a)	55,632	3,171,024

Netscout Systems, Inc.(a)	96,054	2,841,277

Oclaro, Inc.(a)	357,975	2,820,843

Total		14,577,993

Electronic Equipment, Instruments & Components 3.7%

Belden, Inc.	16,488	1,229,840

Benchmark Electronics, Inc.(a)	70,361	1,697,107

Coherent, Inc.(a)	11,043	1,161,503

Fabrinet(a)	45,600	1,770,192

II-VI, Inc.(a)	140,118	2,969,100

Insight Enterprises, Inc.(a)	47,635	1,457,631

IPG Photonics Corp.(a)	37,370	3,250,443

Mesa Laboratories, Inc.	48,617	5,462,606

Plexus Corp.(a)	21,095	973,534

Rogers Corp.(a)	63,293	3,538,712

Sanmina Corp.(a)	64,441	1,693,509

Scansource, Inc.(a)	25,714	879,676

SYNNEX Corp.	35,655	3,785,491

Tech Data Corp.(a)	4,720	350,413

TTM Technologies, Inc.(a)	263,250	2,824,673

Vishay Intertechnology, Inc.	144,124	2,040,796

Total		35,085,226

Internet Software & Services 3.3%

2U, Inc.(a)	37,273	1,317,228

Alarm.com Holdings, Inc.(a)	48,632	1,333,976

Brightcove, Inc.(a)	115,837	1,493,139

CoStar Group, Inc.(a)	17,825	3,694,231

DHI Group, Inc.(a)	110,470	855,038

Envestnet, Inc.(a)	25,015	988,343

Five9, Inc.(a)	107,176	1,606,568

Instructure, Inc.(a)	51,841	1,240,555

LogMeIn, Inc.(a)	14,817	1,237,219

Monster Worldwide, Inc.(a)	163,914	599,925

Common Stocks (continued)
Issuer	Shares	Value ($)
NIC, Inc.	195,600	4,494,888

SPS Commerce, Inc.(a)	98,000	6,397,440

Stamps.com, Inc.(a)	49,800	4,816,656

Yelp, Inc.(a)	33,964	1,306,935

Total		31,382,141

IT Services 0.7%

Convergys Corp.	53,083	1,583,466

Science Applications International Corp.	28,200	1,799,442

Sykes Enterprises, Inc.(a)	34,148	998,146

Travelport Worldwide Ltd.	120,736	1,657,705

Total		6,038,759

Semiconductors & Semiconductor Equipment 3.9%

Acacia Communications, Inc.(a)	11,833	1,321,154

Advanced Micro Devices, Inc.(a)	188,029	1,391,415

Amkor Technology, Inc.(a)	278,794	2,537,025

Ceva, Inc.(a)	36,983	1,164,225

Cirrus Logic, Inc.(a)	67,221	3,411,466

Cypress Semiconductor Corp.	128,000	1,527,040

Diodes, Inc.(a)	50,872	1,047,454

Formfactor, Inc.(a)	101,000	1,045,350

Inphi Corp.(a)	34,461	1,484,235

Integrated Device Technology, Inc.(a)	201,248	4,043,072

Intersil Corp., Class A	81,468	1,608,178

Kulicke & Soffa Industries, Inc.(a)	129,900	1,588,677

Microsemi Corp.(a)	31,705	1,266,932

MKS Instruments, Inc.	27,517	1,341,179

Monolithic Power Systems, Inc.	17,162	1,316,669

Nanometrics, Inc.(a)	60,590	1,232,401

NeoPhotonics Corp.(a)	94,330	1,408,347

NVE Corp.	33,200	1,927,260

PDF Solutions, Inc.(a)	47,405	794,034

Photronics, Inc.(a)	124,315	1,188,451

Rudolph Technologies, Inc.(a)	78,848	1,382,994

Silicon Laboratories, Inc.(a)	18,182	1,041,829

Teradyne, Inc.	93,925	1,978,060

Total		37,047,447

Software 5.6%

8x8, Inc.(a)	87,567	1,162,014

ACI Worldwide, Inc.(a)	188,600	3,602,260

AVG Technologies NV(a)	136,842	3,401,892

Blackbaud, Inc.	86,625	5,835,926

Bottomline Technologies de, Inc.(a)	172,400	3,980,716

BroadSoft, Inc.(a)	28,198	1,288,931

CommVault Systems, Inc.(a)	24,397	1,257,421

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Common Stocks (continued)
Issuer	Shares	Value ($)
Ebix, Inc.	37,316	2,127,012

Exa Corp.(a)	180,931	2,873,184

FleetMatics Group PLC(a)	45,800	2,742,046

Gigamon, Inc.(a)	31,735	1,402,687

Guidewire Software, Inc.(a)	19,247	1,184,268

Mitek Systems, Inc.(a)	173,504	1,348,126

Paycom Software, Inc.(a)	26,537	1,362,410

Pegasystems, Inc.	35,713	919,610

Proofpoint, Inc.(a)	17,142	1,319,077

PROS Holdings, Inc.(a)	174,923	3,442,485

PTC, Inc.(a)	108,538	4,631,317

Rubicon Project, Inc. (The)(a)	27,328	232,288

Synchronoss Technologies, Inc.(a)	31,387	1,310,407

Take-Two Interactive Software, Inc.(a)	32,400	1,408,428

Tyler Technologies, Inc.(a)	31,875	5,225,906

Zendesk, Inc.(a)	35,991	1,099,165

Total		53,157,576

Total Information Technology		177,289,142

MATERIALS 4.6%
Chemicals 2.2%

A. Schulman, Inc.	25,749	656,600

Balchem Corp.	49,200	3,445,476

Cabot Corp.	37,700	1,879,722

Innospec, Inc.	54,580	3,235,502

Koppers Holdings, Inc.(a)	19,542	637,851

Minerals Technologies, Inc.	23,618	1,666,722

Olin Corp.	77,000	1,666,280

Orion Engineered Carbons SA	172,940	3,111,191

Scotts Miracle-Gro Co., Class A	15,590	1,290,852

Sensient Technologies Corp.	16,491	1,207,636

Stepan Co.	25,817	1,813,902

Total		20,611,734

Construction Materials 0.1%

US Concrete, Inc.(a)	23,035	1,221,316

Containers & Packaging 0.2%

Berry Plastics Group, Inc.(a)	31,013	1,407,680

Metals & Mining 1.4%

AK Steel Holding Corp.(a)	227,817	1,016,064

Carpenter Technology Corp.	77,781	2,821,894

Commercial Metals Co.	82,671	1,283,054

Hecla Mining Co.	211,000	1,177,380

Kaiser Aluminum Corp.	53,960	4,599,011

Materion Corp.	30,500	894,870

Common Stocks (continued)
Issuer	Shares	Value ($)
Ryerson Holding Corp.(a)	86,710	1,048,324

United States Steel Corp.	46,000	894,240

Total		13,734,837

Paper & Forest Products 0.7%

Clearwater Paper Corp.(a)	50,844	3,155,887

Neenah Paper, Inc.	44,582	3,585,730

Total		6,741,617

Total Materials		43,717,184

TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%

Inteliquent, Inc.	65,424	1,088,655

Total Telecommunication Services		1,088,655

UTILITIES 3.0%
Electric Utilities 1.0%

Allete, Inc.	24,573	1,457,179

El Paso Electric Co.	34,849	1,592,251

Great Plains Energy, Inc.	94,737	2,573,057

PNM Resources, Inc.	64,303	2,044,192

Portland General Electric Co.	55,393	2,332,599

Total		9,999,278

Gas Utilities 0.8%

New Jersey Resources Corp.	57,800	1,944,392

ONE Gas, Inc.	17,300	1,059,279

South Jersey Industries, Inc.	68,000	2,018,240

Southwest Gas Corp.	37,930	2,648,273

Total		7,670,184

Multi-Utilities 0.9%

Avista Corp.	117,104	4,756,764

Black Hills Corp.	19,000	1,111,690

Vectren Corp.	52,867	2,585,725

Total		8,454,179

Water Utilities 0.3%

California Water Service Group	82,624	2,519,206

Total Utilities		28,642,847

Total Common Stocks
(Cost: $838,638,236)		940,557,191

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.415%(b)(c)	13,907,784	13,907,784

Total Money Market Funds
(Cost: $13,907,784)		13,907,784

Total Investments
(Cost: $852,546,020)		954,464,975

Other Assets & Liabilities, Net		(3,868,374)

Net Assets		950,596,601

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at August 31, 2016.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	162,568,889	607,829,535	(756,490,640)	13,907,784	116,964	13,907,784

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	92,658,379	—	—	92,658,379

Consumer Staples	25,032,991	—	—	25,032,991

Energy	39,340,678	—	—	39,340,678

Financials	233,328,428	—	—	233,328,428

Health Care	142,048,250	—	—	142,048,250

Industrials	157,410,637	—	—	157,410,637

Information Technology	177,289,142	—	—	177,289,142

Materials	43,717,184	—	—	43,717,184

Telecommunication Services	1,088,655	—	—	1,088,655

Utilities	28,642,847	—	—	28,642,847

Total Common Stocks	940,557,191	—	—	940,557,191

Investments measured at net asset value

Money Market Funds	—	—	—	13,907,784

Total Investments	940,557,191	—	—	954,464,975

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $838,638,236)	$940,557,191

Affiliated issuers (identified cost $13,907,784)	13,907,784

Total investments (identified cost $852,546,020)	954,464,975

Receivable for:

Investments sold	6,012,653

Capital shares sold	1,359,730

Dividends	713,804

Expense reimbursement due from Investment Manager	4,157

Prepaid expenses	11,002

Trustees’ deferred compensation plan	22,564

Total assets	962,588,885

Liabilities

Payable for:

Investments purchased	9,071,343

Capital shares purchased	2,444,493

Management services fees	23,935

Distribution and/or service fees	6,526

Transfer agent fees	266,983

Compensation of board members	259

Chief compliance officer expenses	96

Other expenses	156,085

Trustees’ deferred compensation plan	22,564

Total liabilities	11,992,284

Net assets applicable to outstanding capital stock	$950,596,601

Represented by

Paid-in capital	$854,994,053

Excess of distributions over net investment income	(621,339)

Accumulated net realized loss	(5,695,068)

Unrealized appreciation (depreciation) on:

Investments	101,918,955

Total — representing net assets applicable to outstanding capital stock	$950,596,601

Class A

Net assets	$950,596,601

Shares outstanding	71,002,959

Net asset value per share	$13.39

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$16,998,453

Dividends — affiliated issuers	116,964

Foreign taxes withheld	(34,697)

Total income	17,080,720

Expenses:

Management services fees	11,256,001

Distribution and/or service fees

Class A	3,105,137

Transfer agent fees

Class A	3,790,960

Compensation of board members	39,818

Custodian fees	63,431

Printing and postage fees	448,842

Registration fees	109,970

Audit fees	27,777

Legal fees	38,582

Chief compliance officer expenses	649

Other	28,700

Total expenses	18,909,867

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,786,978)

Total net expenses	17,122,889

Net investment loss	(42,169)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(3,254,297)

Futures contracts	(10,855,725)

Net realized loss	(14,110,022)

Net change in unrealized appreciation (depreciation) on:

Investments	61,537,677

Futures contracts	12,077,786

Net change in unrealized appreciation	73,615,463

Net realized and unrealized gain	59,505,441

Net increase in net assets resulting from operations	$59,463,272

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations

Net investment loss	$(42,169)	$(3,136,467)

Net realized gain (loss)	(14,110,022)	38,704,927

Net change in unrealized appreciation (depreciation)	73,615,463	(68,520,639)

Net increase (decrease) in net assets resulting from operations	59,463,272	(32,952,179)

Distributions to shareholders

Net realized gains

Class A	(28,524,836)	(54,289,860)

Total distributions to shareholders	(28,524,836)	(54,289,860)

Increase (decrease) in net assets from capital stock activity	(420,616,448)	799,416,389

Total increase (decrease) in net assets	(389,678,012)	712,174,350

Net assets at beginning of year	1,340,274,613	628,100,263

Net assets at end of year	$950,596,601	$1,340,274,613

Excess of distributions over net investment income	$(621,339)	$(3,145,324)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	22,401,596	275,029,786	67,126,100	911,201,063

Distributions reinvested	2,330,456	28,524,783	4,374,668	54,289,632

Redemptions	(58,523,127)	(724,171,017)	(12,620,702)	(166,074,306)

Net increase (decrease)	(33,791,075)	(420,616,448)	58,880,066	799,416,389

Total net increase (decrease)	(33,791,075)	(420,616,448)	58,880,066	799,416,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2016		2015		2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$12.79		$13.68		$12.73	$10.07	$10.00

Income from investment operations:

Net investment income (loss)	(0.00	)(b)	(0.05)		(0.07)	0.03	(0.01)

Net realized and unrealized gain	0.86		0.28	(c)	1.86	2.69	0.08	(c)

Total from investment operations	0.86		0.23		1.79	2.72	0.07

Less distributions to shareholders:

Net investment income	—		—		—	(0.06)	—

Net realized gains	(0.26)		(1.12)		(0.84)	—	—

Total distributions to shareholders	(0.26)		(1.12)		(0.84)	(0.06)	—

Net asset value, end of period	$13.39		$12.79		$13.68	$12.73	$10.07

Total return	6.91%		1.90%		14.28%	27.11%	0.70%

Ratios to average net assets(d)

Total gross expenses	1.52%		1.58	%(e)	1.57%	1.63%	1.77	%(f)

Total net expenses(g)	1.38%		1.37	%(e)	1.34%	1.34%	1.34	%(f)

Net investment income (loss)	(0.00	%)(b)	(0.38%)		(0.48%)	0.30%	(0.21	%)(f)

Supplemental data

Net assets, end of period (in thousands)	$950,597		$1,340,275		$628,100	$570,786	$405,992

Portfolio turnover	115%		75%		73%	97%	26%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Ratios include line of credit interest expense which is less than 0.01%.

(f)	Annualized.

(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services —Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2016	27

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized,

28	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(10,855,725)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(12,077,786)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2016:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	18,431,008

*	Based on the daily outstanding amounts for the year ended August 31, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2016	29

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary

30	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.98% to 0.85% as the Fund’s net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The annualized effective management services fee rate for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.91% of the Fund’s average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $3,830,983, and the administrative services fee paid to the Investment Manager was $349,312.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM), EAM Investors, LLC and effective October 26, 2015, BMO Asset Management Corp., with each serving as a subadviser to the Fund. In addition, Real Estate Management Services Group, LLC provides advisory services with respect to REITs in DGHM’s sleeve of investments. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets for Class A shares was 0.31%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund.

Annual Report 2016	31

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	1.38%	1.38%

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassification, passive foreign investment company (PFIC) holdings, late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$2,566,154
Accumulated net realized loss	23,722
Paid-in capital	(2,589,876)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2016	2015
Ordinary income	$—	$6,439,032
Long-term capital gains	28,524,836	47,850,828
Total	$28,524,836	$54,289,860

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$2,625,348
Net unrealized appreciation	93,636,775

At August 31, 2016, the cost of investments for federal income tax purposes was $860,828,200 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$116,566,754
Unrealized depreciation	(22,929,979)
Net unrealized appreciation	$93,636,775

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses

32	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2016, the Fund will elect to treat late-year ordinary losses of $633,453 as arising on September 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,369,401,661 and $1,662,205,223, respectively, for the year ended August 31, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are

Annual Report 2016	33

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund,” a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 21, 2016

Annual Report 2016	35

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Capital Gain Dividend	$3,004,311

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

36	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56	Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2016	37

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56	Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee, University of Oklahoma Foundation
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

38	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Consultant to the Trustees*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

*	J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	184	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.

Annual Report 2016	39

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and BMO Asset Management Corp., Conestoga Capital Advisors, LLC, Dalton, Greiner, Hartman, Maher & Co., LLC and EAM Investors, LLC (the Subadvisers) with respect to Active Portfolios® Multi-Manager Small Cap Equity Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).

In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	The terms and conditions of the Agreements;

•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreements;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

Annual Report 2016	41

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•

Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadvisers’ codes of ethics and compliance programs, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadvisers’ compliance programs.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense

42	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund’s performance was in the thirty-eighth and sixtieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreements.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund’s actual management fee and net total expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Management Agreement and the Subadvisory Agreements.

Annual Report 2016	43

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes

44	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.

Annual Report 2016	45

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENT

On October 20, 2015, the Board of Trustees (the “Board”) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the “Independent Trustees”) of Columbia Funds Series Trust I (the “Trust”) unanimously approved, for an initial two-year term, the Subadvisory Agreement (the “Subadvisory Agreement”) between Columbia Management Investment Advisers, LLC (the “Investment Manager”) and BMO Asset Management Corp. (“BMO”) with respect to Active Portfolios® Multi-Manager Small Cap Equity Fund (the “Fund”), a series of the Trust. The Board noted its considerations at meetings held in connection with the continuation of the Investment Management Services Agreement (the “Advisory Agreement”) and the Subadvisory Agreements between the Investment Manager and Conestoga Capital Advisors, LLC, Dalton, Greiner, Hartman, Maher & Co. LLC, and EAM Investors, LLC, each with respect to the Fund, as well as its considerations in approving an agreement (the “Management Agreement”) combining the Advisory Agreement and the Fund’s existing administrative services agreement (the “Administrative Services Agreement”) in a single agreement to be effective for the Fund on January 1, 2016.

In connection with its deliberations regarding the proposed Subadvisory Agreement, the Board requested and evaluated materials from the Investment Manager and others regarding the Fund and the Subadvisory Agreement, and discussed these materials with representatives of the Investment Manager at the Board meeting held on October 20, 2015. The Board also consulted with Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Board’s considerations and otherwise assisted the Board in its deliberations. As part of these deliberations, the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission.

The Board considered all information that the Board, its legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Subadvisory Agreement. The information and factors considered by the Board in approving the Subadvisory Agreement included the following:

•	The terms and conditions of the Subadvisory Agreement;

•	Information regarding the reputation, regulatory history and resources of the Subadviser, including information regarding senior management, portfolio managers and other personnel of the Subadviser;

•

Information regarding the capabilities of the Subadviser with respect to compliance monitoring services, including an assessment of the Subadviser’s compliance system by the Fund’s Chief Compliance Officer;

•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreement;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund’s average annual net assets from January 1, 2016 through December 31, 2016; and

•	Descriptions of various functions performed by the Subadviser under the Subadvisory Agreement, including portfolio management and portfolio trading practices.

Nature, Extent and Quality of Services Provided under the Subadvisory Agreement

The Board considered the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement, and the resources dedicated to the Fund by the Subadviser. The Board considered, among other things, the Subadviser’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadviser’s investment research capabilities.

The Board also considered the professional experience and qualifications of the senior personnel of the Subadviser, which included consideration of the Subadviser’s experience with similarly-structured accounts, and the ability of the Subadviser to accommodate the significant increase in its assets under management to be represented by the Fund. The Board noted the compliance program of the Subadviser and reviewed its code of ethics. In evaluating the

46	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENT (continued)

nature, extent and quality of services provided under the Subadvisory Agreement, the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees’ important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund’s best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Subadvisory Agreement.

The Board also considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Subadvisory Agreement supported the approval of the Subadvisory Agreement.

Investment Performance

The Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds. The Board noted that, through September 30, 2015, the Fund’s performance was in the 49th percentile and the 50th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.

The Board considered the Subadviser’s performance and reputation generally. The Board also considered the Subadviser’s investment performance, including its absolute and risk-adjusted returns, noting that the Subadviser had delivered strong performance results over the one-, three- and five-year periods for its Disciplined Small-Cap Value Strategy, using a strategy substantially similar to that proposed for its sleeve of the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the anticipated performance of the sleeve managed by the Subadviser supported approval of the Subadvisory Agreement.

Subadvisory Fee Rates and Other Expenses

The Board considered the subadvisory fees to be charged to the Fund under the Subadvisory Agreement, and the total expenses to be incurred by the Fund. The Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadvisers.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the subadvisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Subadvisory Agreement.

Costs of Services Provided and Profitability

The Board noted that in relation to its review of the Subadvisory Agreement, it had considered information provided by the Investment Manager with respect to estimated costs of services and profitability. When reviewing profitability, the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser, the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreement.

Economies of Scale

The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager

Annual Report 2016	47

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

BOARD CONSIDERATION AND APPROVAL OF SUBADVISORY AGREEMENT (continued)

in investment, trading and compliance resources. The Board noted that the investment advisory, management fee, and subadvisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Board noted that the breakpoints in the Management Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreement. The Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Subadvisory Agreement.

Conclusion

The Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Subadvisory Agreement. In its deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreement.

48	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER SMALL CAP EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	49

Active Portfolios® Multi-Manager Small Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN102_08_F01_(10/16)

ANNUAL REPORT

August 31, 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $460 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of June 30, 2016. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle group of companies. Contact us for more current data.
**	Source: ICI as of June 30, 2016 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of March 2016 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit investor.columbiathreadneedleus.com

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholders,

Volatility comes with the territory for long-term investors. Some investors instinctively want to pull out of the market or sell underperforming investments at the first sign of increased volatility or perhaps even as soon as they perceive it on the horizon. But taking yourself out of the market could mean losing out on potential opportunities, and putting your longer term investment goals at risk.

Cumulative return is not just about achieving high returns when markets are going up; it’s also about remaining invested and minimizing losses during weak or volatile markets so that you can participate on the upside. Developing a deeper understanding of the various risks your portfolio is subject to can help you balance these risks.

Diversification is critical in seeking to achieve that balance. We believe that most portfolios could be more effectively diversified either by introducing holdings with performance profiles unrelated to existing holdings (like alternative products) or by rebalancing existing holdings with an eye toward risk allocation. Over time, distributing risk more evenly may produce a more pronounced diversification benefit and may improve portfolio efficiency. We believe market volatility can create significant opportunities and, in fact, these periods may be some of the very best times to invest.

With this in mind, I thought it important to highlight excerpts from a piece written by Colin Moore, Global Chief Investment Officer, in which he touches on some of these issues emphasizing the importance of a properly constructed portfolio in seeking to effectively manage volatility and to achieve consistency of returns. I encourage you to read the article in its entirety. To access the full article and for other insights on current market, please visit blog.columbiathreadneedleus.com/latest-perspectives.

You need investments that are designed to help you ease the impact of volatile market environments and keep the savings you have worked tirelessly to amass. Columbia Threadneedle Investments provides investment solutions to help you tackle financial challenges and achieve your desired outcome.

Best regards,

Christopher O. Petersen

President, Columbia Funds

Excerpts from:

Taking the scare out of the volatility bogeyman

By Colin Moore, Global Chief Investment Officer

Colin Moore is the global chief investment officer for Columbia Threadneedle Investments. His responsibilities include ensuring that a disciplined investment process is in place across all asset classes, including equity and fixed income. Mr. Moore joined one of the Columbia Threadneedle Investments legacy firms in 2002 as head of equity and was also head of fixed income and liquidity strategies from 2009-2010.

■	In today’s low growth, higher volatility world, the emphasis is shifting from maximization of returns to consistency of returns.

■	Portfolios should represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong.

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

■	Holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals.

According to Wikipedia, “The bogeyman is a common allusion to a mythical creature in many cultures used to control behavior. This monster has no specific appearance, and conceptions about it can vary drastically from household to household within the same community; in many cases he has no set appearance in the mind of an adult or child, but is simply a non-specific embodiment of terror.” Different cultures have different names and physical representations for the bogeyman, and investors are no different. We have terrible monsters that we fear may destroy our portfolios, and we call one of the scariest of them volatility.

While the bogeyman is mythical (I hope!), volatility is real and can cause serious damage. To understand why investors have such a hard time coping with volatility, we first need to define three cognitive biases at work in today’s investment environment:

1)	Recency bias — something that has recently come to the forefront of our attention, regardless of how long established it is, suddenly seems to appear with improbable frequency.

2)	Negativity bias — we tend to have a greater recall of unpleasant memories than positive memories.

3)	Loss aversion — our dissatisfaction with losing money tends to be greater than our satisfaction with making money.

The level of volatility varies dramatically, and so does investor fear and panic selling — waxing when volatility rises, waning when it falls. Recent studies have pointed to demographics as an important driver of panic selling. The theory is that as people get closer to retirement, the prospects of a large (20%-30%) loss in financial assets can have a much more pronounced effect on their sense of well-being. Wealth preservation instincts kick in much more quickly than for younger (and typically less wealthy) savers.

The reality is that there is little opportunity for return without volatility. Therefore, the bogeyman effect of holding long-term savings in cash to avoid volatility (the financial equivalent of hiding under the sheets) is detrimental to achieving long-term goals. This effect tends to be more pronounced during the episodic spikes in volatility. The significant spike in volatility in 2008 and 2009 led to significant withdrawals from long-term investment funds over the same period. Less pronounced effects can also be seen when comparing 2001–2003 and 2011–2012. Conversely, flows picked up when volatility returned to “normal” levels. Investor behavior of this type is consistent with the three behavioral biases.

I believe average volatility will be higher over the next 10 years than the last 10 years and episodic spikes will increase in frequency because sustainable economic growth will be structurally lower and geopolitical risk higher than any time since World War II. Low growth creates uncertainty while loss aversion will make investors fear that we are one economic mishap or geopolitical event away from no growth or recession. The result will be higher volatility on average. Negativity bias will tend to exacerbate “spike” reactions to event-driven geopolitical news, and the volatility bogeyman will appear more often. Assuming the behavioral biases continue, investor returns are likely to be very disappointing regardless of the total return generated by financial markets due to the bogeyman effect.

To mitigate this effect, we need to focus on portfolio construction and an improved understanding of diversification. I accept that equities are likely to offer the highest return over the next 10 years, but they also offer the highest volatility. Many portfolio construction optimization tools use historical average volatility, which is likely to underestimate the volatility investors will face. The bogeyman emerges when individual asset class volatility spikes and cross correlations rise, the combination of which increases overall portfolio volatility far beyond expectation. Diversification is meant to protect investors against volatility, but what’s the point of owning lots of investments if the volatility bogeyman has not been properly estimated?

Most importantly, portfolios should be constructed to properly represent the behavioral risk-return tradeoff of investors, remembering that they won’t stay invested to realize the return if we get the risk tolerance wrong. In a low growth, higher volatility world, the emphasis is shifting to return consistency rather than return maximization, and investors are

Annual Report 2016

PRESIDENT’S MESSAGE (continued)

best served through investment approaches that appreciate that distinction. Even though it’s a permanent feature of financial markets, volatility is less likely to be the bogeyman we all fear if portfolios are constructed with this understanding.

Please visit blog.columbiathreadneedleus.com/latest-perspectives to read the entire article.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.

The views expressed are as of April 2016, may change as market or other conditions change, and may differ from views expressed by other Columbia Management Investment Advisers, LLC (CMIA) associates or affiliates. Actual investments or investment decisions made by CMIA and its affiliates, whether for its own account or on behalf of clients, will not necessarily reflect the views expressed. This information is not intended to provide investment advice and does not account for individual investor circumstances. Investment decisions should always be made based on an investor’s specific financial needs, objectives, goals, time horizon and risk tolerance. Asset classes described may not be suitable for all investors.

Past performance does not guarantee future results, and no forecast should be considered a guarantee either. Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts are accurate.

Diversification does not guarantee a profit or protect against loss.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Total Return Bond Fund (the Fund) Class A shares returned 5.82% for the 12-month period that ended August 31, 2016.

■	The Fund closely tracked its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.97% over the same period.

■	The Fund’s performance can be attributed primarily to sector allocation and duration positioning decisions.

Average Annual Total Returns (%) (for period ended August 31, 2016)
	Inception	1 Year	Life
Class A	04/20/12	5.82	3.21
Bloomberg Barclays U.S. Aggregate Bond Index		5.97	3.01

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index was rebranded as the Bloomberg Barclays U.S. Aggregate Bond Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — August 31, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016	3

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Columbia Management Investment Advisers, LLC

Brian Lavin, CFA

Carl Pappo, CFA

Jason Callan

Loomis, Sayles & Company, L.P.

Christopher Harms

Clifton Rowe, CFA

Kurt Wagner, CFA, CIC

PGIM, Inc. (Prudential)

Michael Collins, CFA

Robert Tipp, CFA

Richard Piccirillo

Gregory Peters

TCW Investment Management Company

Stephen Kane, CFA

Laird Landmann

Tad Rivelle

Bryan Whalen, CFA

Portfolio Breakdown (%) (at August 31, 2016)
Asset-Backed Securities — Agency	0.3
Asset-Backed Securities — Non-Agency	10.2
Commercial Mortgage-Backed Securities — Agency	1.5
Commercial Mortgage-Backed Securities — Non-Agency	5.0
Common Stocks	0.0	(a)
Corporate Bonds & Notes	35.6
Fixed-Income Funds	1.0
Foreign Government Obligations	1.6
Inflation-Indexed Bonds	0.8
Money Market Funds	5.2
Municipal Bonds	0.4
Preferred Debt	0.3
Residential Mortgage-Backed Securities — Agency	17.4
Residential Mortgage-Backed Securities — Non-Agency	2.4
Senior Loans	0.6
Treasury Bills	0.4
U.S. Government & Agency Obligations	1.7
U.S. Treasury Obligations	15.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Effective April 11, 2016, the Fund was re-named Active Portfolios® — Multi-Manager Total Return Bond Fund. Also, effective April 11, 2016, Loomis, Sayles & Company, L.P. (Loomis Sayles) was added as a manager of a portion of the Fund. Effective May 16, 2016, PGIM, Inc. (PGIM), the asset management arm of Prudential Financial (Prudential), was added as a manager of a portion of the Fund, and Federated Investment Management Company was removed as a manager.

The Fund is currently managed by three independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA), each managing a portion of the portfolio’s assets. As of August 31, 2016, TCW Investment Management Company (TCW), Loomis Sayles, PGIM and CMIA managed approximately 27%, 20%, 26% and 27% of the portfolio, respectively.

For the 12-month period that ended August 31, 2016, the Fund’s Class A shares returned 5.82%. The Fund closely tracked its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.97% over the same period. The Fund’s performance can be attributed primarily to sector allocation and duration positioning decisions.

A Tale of Two Halves

The 12-month period ended August 31, 2016 was marked by a tale of two halves for the fixed-income markets. In the fourth quarter of 2015, stresses emerged in the credit markets, with West Texas Intermediate crude oil prices hitting a seven-year low of less than $35 a barrel. Investors worried about overleveraged producers, bringing added stress to energy and other commodity-related issues. Meanwhile, the U.S. Federal Reserve (the Fed) finally moved forward in December 2015 with its first rate hike in nearly a decade, and while the market largely expected this hike, the Fed was still unable to shore up confidence in the strength of the U.S. economic outlook. The sell-off continued during the first six weeks of 2016, peaking in mid-February 2016.

The sell-off subsequently gave way to a vigorous rally. Observers could be forgiven for assuming that a material change in the fundamental data occurred and a consensus had developed for a vastly improved economic and market outlook. While the case for weakness, and, thus, downside volatility was well-informed by sluggish economic growth, sagging commodity demand, declining corporate profitability and stingy wage gains, notwithstanding payroll expansion, the reversal could boast little in the way of contrasting evidence. A more than 10% year-to-date loss on the S&P 500 Index through February 11, 2016 turned into a slight upturn by March month-end and nearly erased a 28% deficit experienced in the high yield energy sector, with no change in underlying fundamentals. The reason behind the move could be found in central bank commitment to monetary accommodation. The Fed was joined by the European Central Bank, the Bank of Japan and People’s Bank of China, which each exhibited a willingness to wield various instruments of stimulus. Japan took interest rates into negative terrain, and Europe announced further rate cuts and quantitative easing measures, including the purchase of corporate bonds. For its part, the Fed scaled back expectations for tightening policy, halving its December 2015 forecast for four rate hikes in 2016 to two.

4	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Amid easy accommodative policies, the S&P 500 Index climbed higher, while the corporate bond sector, especially high yield, outpaced stocks, as the appetite for risk appeared undiminished. Even after a surprising “leave” outcome from the U.K. referendum on membership in the European Union toward the end of June 2016, the initially extreme volatility proved short-lived. Markets quickly recovered, indicating confidence among investors that the Fed and its fellow global central banks would maintain the dovish policies that have supported asset prices with few interruptions since the 2008 financial crisis.

Given the backdrop of accommodative monetary policy, interest rates remained low and therefore drove investors’ search for yield. As such, all fixed-income sectors were in positive territory during the period, and lower quality generally outperformed higher quality. Notwithstanding deteriorating fundamentals, the credit sector led fixed-income returns, with industrials performing especially well. High-yield and municipal securities also posted strong returns. Among securitized products, commercial mortgage-backed securities (CMBS) generated impressive returns, particularly non-agency CMBS. As the Fed remained accommodative and lower rates overseas supported demand for U.S. Treasuries, intermediate and long-term U.S. Treasury yields declined during the period, while short-term yields were modestly higher due to expectations for the end of Fed accommodative policy. In turn, the yield curve, or spectrum of maturities, flattened, meaning the differential in yields between longer term and shorter term yields narrowed.

Sector Allocations and Duration Positioning Drove Fund Returns

Federated: During the period, we managed a portion of the Fund through May 13, 2016. During that time, our portion of the Fund outperformed the benchmark primarily due to effective security selection, particularly among high-yield credits, despite a “down in quality” credit sector bias. Also benefiting performance was an overweight to banks and positions in Kinder Morgan and Mexico sovereign debt. Duration positioning detracted, as our portion of the Fund had a shorter duration than that of the benchmark during a time when interest rates declined. Our portion of the Fund was overweight the credit sectors — high yield, investment-grade corporate bonds, emerging markets debt and CMBS. Sector allocation also detracted through mid-February as spreads widened, then contributed positively as spreads subsequently tightened but not quite enough to offset the losses from the earlier period. Yield curve positioning had a rather neutral effect on our portion of the Fund’s results overall, as a flattening bias contributed positively, but an underweight to the intermediate segment of the yield curve detracted.

TCW: Our portion of the Fund underperformed the benchmark during the period, due in part to the defensive duration position, which detracted as intermediate and long-term U.S. Treasury yields fell. Performance was also dampened by the relative underweight to corporate and non-corporate credit, both of which outpaced duration-equivalent U.S. Treasuries, as commodity prices recovered and demand for U.S. and higher quality non-U.S. sovereign securities persisted. In particular, the relative underweight to the better performing industrial sector was a drag on results. Our portion of the Fund

Quality Breakdown (%) (at August 31, 2016)
AAA rating	54.7
AA rating	4.2
A rating	10.0
BBB rating	20.8
BB rating	4.7
B rating	3.3
CCC rating	1.1
CC rating	0.3
C rating	0.0	(a)
D rating	0.2
Not rated	0.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

(a)	Rounds to zero.

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2016	5

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Market Exposure Through Derivatives Investments (% of notional exposure) (at August 31, 2016)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	493.1	(393.0)	100.1
Foreign Currency Derivative Contracts	0.0	(0.1)	(0.1)
Total Notional Market Value of Derivative Contracts	493.1	(393.1)	100.0

(a)	The Fund has market exposure (long and/or short) to the fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., maintained a relative underweight to the volatile metals and mining subsector, which was the best performer in the benchmark during the period. This was somewhat offset by a focus on transportation credits, which benefited our portion of the Fund, as the subsector outpaced the broader corporate sector substantially. Returns benefited from the allocation to non-agency mortgage-backed securities, which saw strong demand and improvement in underlying fundamentals. Further contributions came from the relative overweight to CMBS, particularly non-agency-backed CMBS, which significantly outpaced duration-equivalent U.S. Treasuries. Our portion of the Fund also benefited from its relative overweight to asset-backed securities, though the emphasis within the sector on government-guaranteed student loans weighed on returns, as uncertainty surrounding potential rating agency actions drove spreads, or yield differentials to U.S. Treasuries, wider at the beginning of the period. Yield curve positioning contributed positively. As the short-term end of the yield curve sold off on expectations of Fed rate hikes, our portion of the Fund’s underweight to this segment of the yield curve benefited returns as short-term rates rose.

Loomis Sayles: Since assuming management of a portion of the Fund on April 11, 2016, our portion of the Fund outperformed the benchmark. Sector allocation benefited relative results most. Specifically, an overweight to investment-grade industrials added value. A relative overweight to investment-grade financials and underweights to U.S. Treasuries and agency securities also contributed positively. Issue selection among investment-grade industrials and financials proved effective. Only partially offsetting these positive contributors were an overweight to asset-backed securities and underweights to investment-grade utilities and government-related bonds, which detracted. Issue selection among CMBS, agency pass-through mortgages also detracted. Finally, although we targeted a duration neutral to that of the benchmark, our duration and yield curve positioning had a modestly positive effect on relative performance as well.

PGIM: Since assuming management of a portion of the Fund on May 16, 2016, our portion of the Fund outperformed the benchmark, with duration, yield curve and sector positioning and security selection all contributing positively to relative results. More specifically, overweight allocations to high-yield corporate bonds, investment-grade corporate bonds, emerging markets debt and bank loans contributed positively as did having an underweight to U.S. Treasuries. Issue selection among investment-grade corporate bonds and emerging markets debt was also a positive contributor. Having a longer duration than that of the benchmark during a period when interest rates fell added further value. Yield curve positioning also improved our portion of the Fund’s relative results. Our portion of the Fund was positioned to anticipate that the U.S. Treasury yield curve, or spectrum of maturities, would flatten, which it did, meaning the differential between longer term yields and shorter term yields narrowed. Partially offsetting these positive contributors was issue selection among high-yield corporate bonds, which modestly detracted. Our style of below-investment-grade investing trends toward defensive, lower volatility bonds, such as higher quality, lower average life bonds and less cyclical bonds. As bonds rated CCC and energy/cyclical bonds performed better during the period, and as our portion of the Fund was underweight these aggressive issues, such positioning detracted. Also dampening relative results was issue selection

6	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

among U.S. bank loans and having an underweight to mortgage-backed securities.

CMIA: Our portion of the Fund outperformed the benchmark in large part due to effective timing of shifts in allocation to credit. We reduced our portion of the Fund’s overweight to credit early in the period, prompted by an expected change in Fed policy as well as by overall rich credit valuations. We then increased our overweight to credit when spreads, or yield differentials to U.S. Treasuries, widened, especially during the broad risk sell-off in early 2016. Having a modestly longer duration than that of the benchmark during a period when interest rates generally declined, also contributed positively to relative results.

In addition to an overweighted allocation to credit, both investment grade and high yield, an overweight to CMBS and underweights to U.S. Treasuries and agency mortgage-backed securities contributed positively to our portion of the Fund’s performance. Within the allocation to credit, security selection among energy-related bonds aided results as did exposure to financial institutions lower in the capital structure. Conversely, having an underweight to the metals and mining industry within the allocation to credit detracted. Further, our bias toward higher quality dampened results, as higher quality securities lagged the market during the period. Duration and yield curve positioning more modestly detracted from relative results.

Shifting Market Conditions Drove Portfolio Changes

The Fund’s portfolio turnover rate for the 12-month period was 289%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.

Federated: There were no major changes to our portion of the Fund during the reporting period other than modestly trimming high-yield and investment-grade corporate exposure while remaining overweight compared to the benchmark. Maintaining the credit overweight enabled our portion of the Fund to recoup losses incurred through mid-February 2016, as spreads narrowed in March and April. We also sought to take advantage of price dislocations to add select companies at inexpensive levels during the risk-off trade. During the reporting period, we added a number of what we considered to be “safer” consumer-oriented bonds, including those of Anheuser-Busch, American Electric Power, Autozone, Dollar General, Hyatt, National Rural Utilities, Newell Brands, Penske and O’Reilly Automotive. Our rationale was that despite the recession in the U.S. manufacturing sector, the consumer was likely, in our view, to provide a source of growth to the economy given the declining unemployment rate, rising home prices, recovery in equity prices and signs of budding wage gains. Sales during the reporting period included a number of insurance companies, such as Prudential, Met Life and Hartford, as we believed low long-term interest rates negatively affected the ability of these firms to profitably fund their long-term liabilities. A number of bonds were also sold due to richness and liquidity as our portion of the Fund trimmed back corporate exposure.

As of May 13, 2016, our portion of the Fund was overweight high yield, emerging markets debt, investment-grade corporate bonds and CMBS; was interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

Annual Report 2016	7

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

underweight U.S. Treasuries and agency securities; and was rather neutrally weighted in agency mortgage-backed securities relative to the benchmark. Our portion of the Fund had a duration modestly shorter than that of the benchmark on the same date.

TCW: Given the lack of fundamental support for the rally in prices seen during the period, our expectations were for a more significant deleveraging as the credit cycle aged. As such, our portion of the Fund remained defensively positioned with a shorter duration than that of the benchmark and an emphasis on higher quality issues. That said, our bias was to expand the risk profile of our portion of the Fund, as we looked to add opportunistically across undervalued sectors should spreads widen. In terms of sector positioning, we trimmed exposure to corporate credits, as valuations had become less attractive from a risk/return standpoint, in our view. There were, however, relative value trades made throughout the period. Allocations to pharmaceuticals, electric utilities and life insurance increased given what we viewed as more compelling opportunities within those industries. Given ongoing Fed distortion in the rates space, our response to duration is asymmetric, which means a preference to get closer to a neutral stance while remaining disciplined to a dollar cost average implementation. As such, we added back a small amount of duration over the period when rates traded higher, moving from approximately three-quarters of a year shorter than that of the benchmark to end August 2016 at approximately six-tenths of a year shorter than the duration of the benchmark.

At the end of the period, our portion of the Fund maintained an underweight relative to the benchmark in corporate credit, with positioning focused on U.S. financials given limited re-leveraging risk and what we view as reasonable yield premiums. A small allocation to high yield was also maintained, though the strength in the market during the period provided an opportunity to rotate into higher quality holdings that we believe will likely, have the credit resilience to make it through the end of the credit cycle. We believe structured products continued to offer opportunities for attractive risk-adjusted returns and protection, and therefore represented an overweight versus the benchmark at the end of the period. Non-agency mortgage-backed securities represented a relative underweight in our portion of the Fund despite being higher quality and more liquid, as yield compensation remained small historically and prepayment risk weighed on the market in the low rate environment. CMBS and asset-backed securities holdings were focused on high quality collateral in the senior most parts of the capital structure, often with government guarantees, making them, in our view, solid defensive credits.

Loomis Sayles: As spreads, or yield differentials between corporate bonds and U.S. Treasuries, tightened, we reduced the corporate beta, or volatility factor, within our portion of the Fund. More specifically, we had a modest overweight to energy, with a more favorable view on independents, pipelines and integrateds versus the refining and oil field service subsectors. Within energy, we focused on issuers we believe to be committed to maintaining their investment-grade rating and appear to have the ability to do so. For example, our portion of the Fund held names including ConocoPhillips, Access Midstream, Plains All American, Kinder Morgan, Chevron and BP, each of which performed well during the period. Overall, we modestly

8	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

increased our portion of the Fund’s banking exposure by participating in what we view as attractive new issues. For names such as Morgan Stanley, HSBC and Goldman Sachs, we realized new issue concessions, and we used these sale proceeds as a source for other new purchases. We also looked for attractive swap opportunities along an individual issuer’s credit curve by identifying both inexpensive and rich bonds (bonds trading at a premium versus their peers) of an issuer.

At the end of the period, our portion of the Fund was overweight U.S. credit, asset-backed securities and CMBS and was underweight mortgage-backed securities, agency securities and U.S. Treasuries relative to the benchmark. We were targeting neutral duration and yield curve positions at the end of the period.

PGIM: Since assuming management of a portion of the Fund on May 16, 2016, modest changes were made to active duration positioning. We also increased our portion of the Fund’s exposure to high-yield corporate bonds and to structured products, including asset-backed securities and CMBS.

At the end of the period, our portion of the Fund was underweight U.S. Treasuries, mortgage-backed securities, agency securities and non-U.S. government related bonds and was overweight asset-backed securities, high-yield corporate bonds, CMBS, investment-grade corporate bonds and emerging markets debt relative to the benchmark. Our portion of the Fund was rather neutrally weighted relative to the benchmark in municipal bonds. Our portion of the Fund also had exposure to bank loans, which are not represented in the benchmark. As of August 31, 2016, our portion of the Fund had a duration approximately one-half year longer than that of the benchmark.

CMIA: In addition to modest adjustments in duration and yield curve positioning as market conditions shifted, we reduced our portion of the Fund’s allocation to credit early in the period, and the general credit quality improved as we deemed credit valuations too tight and likely to deteriorate with rising rates. We then increased the credit sector allocation in early 2016 as valuations became less rich with increased volatility and global economic concerns.

Within the credit allocation, we increased our portion of the Fund’s exposure to energy-related bonds, particularly during the first quarter of 2016 when spreads reached historically inexpensive levels due to depressed oil prices. Our portion of the Fund made purchases of various senior unsecured bonds in the Plains All American and Anadarko Petroleum complexes. We maintained the overweight allocation to financial institutions based on valuations and our opinion of the overall strength of their balance sheets. Notable sales included bonds in the retail industry and the life insurance industry. For example, we sold our portion of the Fund’s unsecured senior bonds of Macy’s, MetLife and American International Group.

At the end of the period, our portion of the Fund was underweight relative to the benchmark in U.S. Treasuries, agency mortgage-backed securities and government-related securities and was overweight relative to the benchmark in investment-grade credit, asset-backed securities, CMBS and other structured products, all as measured by market weight.

Annual Report 2016	9

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2016 – August 31, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.20	1,021.11	4.12	4.06	0.80

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.

10	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS

August 31, 2016

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 38.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.2%
Lockheed Martin Corp.
01/15/23	3.100%	1,469,000	1,550,845
09/01/36	6.150%	1,540,000	2,091,394
05/15/46	4.700%	6,790,000	8,131,833

Textron, Inc.
03/01/24	4.300%	690,000	743,819
03/01/25	3.875%	300,000	316,430

TransDigm, Inc.
07/15/21	7.500%	275,000	291,672
07/15/22	6.000%	250,000	260,000
07/15/24	6.500%	979,000	1,015,713
05/15/25	6.500%	409,000	423,315

TransDigm, Inc.(a)
06/15/26	6.375%	332,000	338,640

Total			15,163,661

AIRLINES 0.5%
American Airlines Pass-Through Trust
01/15/23	4.950%	1,630,192	1,780,985

Continental Airlines Pass-Through Trust
01/02/18	6.900%	185,745	190,612
02/02/19	6.545%	1,724,702	1,824,907
04/19/22	5.983%	2,985,179	3,369,670

Delta Air Lines Pass-Through Trust
01/02/23	6.718%	3,155,812	3,589,736

JetBlue Airways Pass-Through Trust(b)
11/15/16	1.267%	5,910,000	5,901,726

Southwest Airlines Co.
03/01/17	5.125%	3,000,000	3,058,311

U.S. Airways Pass-Through Trust
10/01/24	5.900%	799,445	926,357
06/03/25	4.625%	3,523,465	3,858,194

United Airlines, Inc. Pass-Through Trust
01/15/17	9.750%	701,567	720,860
Series 2016-1 Class AA
07/07/28	3.100%	7,160,000	7,428,500

Total			32,649,858

APARTMENT REIT 0.1%
AvalonBay Communities, Inc.
03/15/20	6.100%	1,865,000	2,128,758
09/15/22	2.950%	4,650,000	4,785,794

Total			6,914,552

AUTOMOTIVE 1.3%
American Axle & Manufacturing, Inc.
02/15/19	5.125%	64,000	65,152
03/15/21	6.250%	131,000	136,895
10/15/22	6.625%	450,000	479,813

American Honda Finance Corp.(a)
10/01/18	7.625%	2,250,000	2,531,178

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Daimler Finance North America LLC(a)
09/03/19	2.250%	5,895,000	5,998,752
03/02/20	2.250%	1,500,000	1,528,583

Ford Motor Co.
02/01/29	6.375%	1,165,000	1,418,255
01/15/43	4.750%	2,640,000	2,855,939

Ford Motor Credit Co. LLC
06/12/17	3.000%	1,600,000	1,619,379
05/15/18	5.000%	1,975,000	2,081,786
06/15/18	2.240%	3,000,000	3,025,452
08/04/20	3.157%	5,720,000	5,908,651
09/20/22	4.250%	1,100,000	1,189,834
05/04/23	3.096%	2,375,000	2,403,887
01/08/26	4.389%	2,945,000	3,190,545

Gates Global LLC/Co.(a)
07/15/22	6.000%	775,000	736,250

General Motors Co.
04/01/25	4.000%	1,060,000	1,083,764
04/01/36	6.600%	1,857,000	2,289,991
04/01/45	5.200%	1,270,000	1,352,194
04/01/46	6.750%	1,505,000	1,931,639

General Motors Financial Co., Inc.
09/25/17	3.000%	5,000,000	5,066,100
07/06/21	3.200%	7,234,000	7,352,124
09/25/21	4.375%	5,625,000	6,003,894
03/01/26	5.250%	2,345,000	2,606,069

Goodyear Tire & Rubber Co. (The)
11/15/23	5.125%	200,000	209,000

Harley-Davidson Financial Services, Inc.(a)
03/15/17	2.700%	1,380,000	1,390,634

Hyundai Capital America(a)
02/06/19	2.550%	180,000	183,626
03/19/20	2.600%	680,000	693,850

Lear Corp.
01/15/23	4.750%	1,667,000	1,737,848
03/15/24	5.375%	1,242,000	1,332,045

Magna International, Inc.
06/15/24	3.625%	1,100,000	1,155,894

Nemak SAB de CV(a)
02/28/23	5.500%	450,000	470,250

Nissan Motor Acceptance Corp.(a)
09/12/17	1.950%	2,500,000	2,514,840

PACCAR Financial Corp.
08/12/19	1.200%	1,110,000	1,106,933

RCI Banque SA(a)
04/03/18	3.500%	4,000,000	4,113,988

Schaeffler Finance BV(a)
05/15/21	4.250%	599,000	613,975
05/15/21	4.750%	704,000	728,640
05/15/23	4.750%	200,000	208,250

Schaeffler Holding Finance BV(a) PIK
08/15/18	6.875%	160,480	163,690
11/15/19	6.250%	135,000	140,063
11/15/22	6.750%	120,318	132,951

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	11

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toyota Motor Credit Corp.
05/20/19	1.400%	4,380,000	4,392,356

ZF North America Capital, Inc.(a)
04/29/25	4.750%	842,000	893,573

Total			85,038,532

BANKING 9.9%
Ally Financial, Inc.
01/30/17	2.750%	225,000	225,115
09/10/18	4.750%	575,000	597,281
03/30/20	4.125%	50,000	51,625
05/19/22	4.625%	344,000	361,200
09/30/24	5.125%	2,203,000	2,386,124
03/30/25	4.625%	265,000	274,938
Subordinated
11/20/25	5.750%	745,000	792,494

American Express Credit Corp.
09/22/17	1.550%	1,950,000	1,956,745

Australia & New Zealand Banking Group Ltd.
06/01/21	2.300%	3,300,000	3,355,519

BB&T Corp.
02/01/19	2.250%	1,600,000	1,631,432

BBVA Bancomer SA Junior Subordinated(a)
04/22/20	7.250%	200,000	222,000

BNP Paribas SA Junior Subordinated(a)(b)
12/31/49	7.375%	2,366,000	2,407,405

Banco Internacional Del Peru SAA/Panama(a)
10/07/20	5.750%	100,000	111,200

Banco Santander SA(a)
11/09/22	4.125%	150,000	156,750

Bank of America Corp.
10/14/16	5.625%	650,000	653,475
01/11/18	2.000%	4,000,000	4,024,896
04/25/18	6.875%	6,980,000	7,566,641
10/19/20	2.625%	4,000,000	4,096,084
01/24/22	5.700%	4,800,000	5,603,846
01/11/23	3.300%	2,000,000	2,078,718
01/22/24	4.125%	3,000,000	3,269,415
04/19/26	3.500%	2,000,000	2,089,294
04/01/44	4.875%	1,000,000	1,174,742
Subordinated
05/02/17	5.700%	3,740,000	3,842,678
01/22/25	4.000%	795,000	829,093
04/21/25	3.950%	2,500,000	2,604,035

Bank of America Corp.(b) Junior Subordinated
12/31/49	6.100%	10,294,000	10,821,567
12/31/49	6.250%	2,052,000	2,154,600

Bank of America NA Subordinated
03/15/17	5.300%	5,000,000	5,105,835
06/15/17	6.100%	4,000,000	4,149,660

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Montreal
04/09/18	1.450%	750,000	751,828
07/18/19	1.500%	3,145,000	3,147,588
08/27/21	1.900%	5,530,000	5,506,564

Bank of New York Mellon Corp. (The)
05/15/19	5.450%	800,000	884,445
05/03/21	2.050%	2,510,000	2,539,518
08/16/23	2.200%	4,180,000	4,169,404
09/11/24	3.250%	1,960,000	2,090,550
08/17/26	2.450%	6,450,000	6,441,254

Bank of New York Mellon Corp. (The)(b) Junior Subordinated
12/29/49	4.500%	6,992,000	6,860,900
12/31/49	4.625%	3,780,000	3,784,725

Bank of Nova Scotia (The)
06/14/19	1.650%	7,240,000	7,267,280

Barclays Bank PLC Subordinated
09/11/24	4.375%	915,000	928,408

Barclays Bank PLC(b) Junior Subordinated
12/31/49	6.625%	2,626,000	2,478,419

Barclays PLC
11/08/19	2.750%	1,940,000	1,955,619
08/10/21	3.200%	12,335,000	12,407,690
01/12/26	4.375%	1,755,000	1,831,179

Canadian Imperial Bank of Commerce(c)
09/06/19	1.600%	4,500,000	4,496,661

Capital One Bank NA
07/23/21	2.950%	1,050,000	1,087,194

Capital One Financial Corp.
11/21/18	2.150%	1,150,000	1,160,878
Subordinated
10/29/25	4.200%	3,490,000	3,648,537

Capital One NA
08/17/18	2.350%	2,610,000	2,645,767

Citigroup, Inc.
11/15/16	1.300%	750,000	750,111
08/09/20	5.375%	10,000,000	11,253,020
05/01/26	3.400%	6,400,000	6,610,138
Subordinated
06/10/25	4.400%	4,250,000	4,507,924
08/25/36	6.125%	1,980,000	2,435,119

Citigroup, Inc.(b)
08/14/17	1.307%	6,620,000	6,623,164
05/15/18	2.517%	2,275,000	2,318,930
09/01/23	2.410%	6,435,000	6,468,250
Junior Subordinated
12/31/49	5.950%	9,790,000	10,114,294

Comerica, Inc.
05/23/19	2.125%	645,000	650,572
Subordinated
07/22/26	3.800%	900,000	932,313

Commonwealth Bank of Australia(a)(c)
09/06/21	2.000%	6,450,000	6,446,575

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Compass Bank
09/29/19	2.750%	1,400,000	1,398,089

Cooperatieve Rabobank UA
12/01/23	4.625%	4,115,000	4,461,417

Cooperatieve Rabobank UA(a)(b) Junior Subordinated
12/31/49	11.000%	2,170,000	2,648,756

Credit Suisse Group Funding Guernsey Ltd.
12/10/20	3.125%	1,910,000	1,937,978

Credit Suisse Group Funding Guernsey Ltd.(a)
04/16/21	3.450%	1,600,000	1,635,174
06/09/23	3.800%	12,305,000	12,519,009

Danske Bank A/S(a)(c)
03/10/21	2.000%	4,510,000	4,491,689

Deutsche Bank AG
05/12/21	3.375%	9,718,000	9,715,104

Discover Bank
02/21/18	2.000%	680,000	682,817
08/08/23	4.200%	4,000,000	4,287,780

Discover Financial Services
04/27/22	5.200%	2,697,000	2,958,649
11/21/22	3.850%	3,653,000	3,779,207

Fifth Third Bancorp
03/01/19	2.300%	310,000	315,038
07/27/20	2.875%	1,570,000	1,625,845

Fifth Third Bancorp(b) Junior Subordinated
12/31/49	5.100%	6,970,000	6,909,012

Goldman Sachs Group, Inc. (The)
01/18/18	5.950%	4,000,000	4,239,556
04/01/18	6.150%	7,210,000	7,722,292
07/19/18	2.900%	2,200,000	2,256,498
09/15/20	2.750%	6,670,000	6,855,099
01/24/22	5.750%	3,800,000	4,410,117
07/08/24	3.850%	3,605,000	3,828,395
01/23/25	3.500%	4,375,000	4,546,456
Subordinated
10/21/25	4.250%	2,300,000	2,434,037
05/22/45	5.150%	2,100,000	2,297,908

Goldman Sachs Group, Inc. (The)(b) Junior Subordinated
12/31/49	5.700%	5,000,000	5,107,500

HBOS PLC Subordinated(a)
05/21/18	6.750%	5,927,000	6,342,400

HSBC Holdings PLC Junior Subordinated(b)
12/31/49	6.375%	782,000	778,090

HSBC USA, Inc.
01/16/18	1.625%	3,000,000	3,000,939
03/05/20	2.350%	2,575,000	2,591,238

Huntington National Bank (The)
04/01/19	2.200%	1,500,000	1,516,091

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ICICI Bank Ltd. Junior Subordinated(a)(b)
04/30/22	6.375%	750,000	763,630

ING Bank NV(a)
08/15/21	2.050%	4,520,000	4,528,421

JPMorgan Chase & Co.
03/01/18	1.700%	8,130,000	8,169,187
04/23/19	6.300%	5,000,000	5,593,170
10/15/20	4.250%	2,000,000	2,177,968
01/24/22	4.500%	1,000,000	1,108,244
07/15/25	3.900%	4,000,000	4,330,544
10/01/26	2.950%	1,180,000	1,190,686
Subordinated
05/01/23	3.375%	1,000,000	1,032,128
09/10/24	3.875%	5,440,000	5,746,354

JPMorgan Chase & Co.(b) Junior Subordinated
12/29/49	6.000%	2,868,000	3,023,446
12/31/49	6.100%	15,237,000	16,227,405

JPMorgan Chase Bank NA Subordinated
10/01/17	6.000%	2,605,000	2,731,236

JPMorgan Chase Capital XXI Junior Subordinated(b)
02/02/37	1.709%	18,206,000	14,724,102

JPMorgan Chase Capital XXIII Junior Subordinated(b)
05/15/47	1.817%	8,000,000	6,220,000

KeyBank NA
08/22/19	1.600%	4,835,000	4,836,325
Subordinated
05/20/26	3.400%	915,000	937,978

KeyCorp Capital I Junior Subordinated(b)
07/01/28	1.386%	3,921,000	3,220,121

Lloyds Bank PLC
05/14/18	1.750%	5,805,000	5,802,237

Lloyds Banking Group PLC
07/06/21	3.100%	420,000	428,945
Subordinated
03/24/26	4.650%	2,940,000	3,053,834

Lloyds Banking Group PLC(a) Subordinated
12/10/25	4.582%	18,935,000	19,365,591

Lloyds Banking Group PLC(b) Junior Subordinated
12/31/49	7.500%	6,665,000	6,773,306

M&T Bank Corp.
01/30/17	1.127%	700,000	700,486
07/25/19	2.250%	3,000,000	3,054,297
Junior Subordinated
12/31/49	6.875%	2,989,000	3,007,681

MUFG Union Bank NA
09/26/18	2.625%	1,925,000	1,960,372
05/06/19	2.250%	825,000	835,439

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	13

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Macquarie Bank Ltd. Subordinated(a)
04/07/21	6.625%	3,860,000	4,443,080

Mellon Capital IV Junior Subordinated(b)
06/29/49	4.000%	250,000	212,813

Mitsubishi UFJ Financial Group, Inc.
03/01/21	2.950%	1,535,000	1,583,270

Morgan Stanley
05/13/19	7.300%	1,000,000	1,142,064
10/23/24	3.700%	2,000,000	2,120,828
07/23/25	4.000%	280,000	302,620
07/24/42	6.375%	4,300,000	5,901,862
Subordinated
11/24/25	5.000%	4,950,000	5,536,139

Morgan Stanley(b)
01/05/18	1.393%	2,000,000	2,003,176
Junior Subordinated
12/31/49	5.450%	5,000,000	5,012,500

Northern Trust Corp. Junior Subordinated(b)
12/31/49	4.600%	2,190,000	2,236,538

PNC Bank NA
04/29/21	2.150%	2,050,000	2,075,356
06/01/25	3.250%	1,450,000	1,543,277

QNB Finance Ltd.(a)
10/31/18	2.750%	200,000	203,000

Rabobank Capital Funding Trust III Junior Subordinated(a)(b)
12/31/49	5.254%	3,335,000	3,321,060

Regions Financial Corp.
02/08/21	3.200%	4,725,000	4,901,998

Royal Bank of Canada
04/15/19	1.625%	4,800,000	4,815,355

Royal Bank of Scotland Group PLC
10/21/19	6.400%	1,350,000	1,498,605

Royal Bank of Scotland Group PLC(b) Junior Subordinated
12/31/49	8.000%	2,562,000	2,479,247
12/31/49	8.625%	4,015,000	4,090,281

Santander Holdings USA, Inc.
05/24/19	2.700%	7,235,000	7,318,297

Santander Issuances SAU Subordinated
11/19/25	5.179%	6,210,000	6,445,533

Santander UK Group Holdings PLC
08/05/21	2.875%	3,425,000	3,421,072

Santander UK Group Holdings PLC(a) Subordinated
09/15/25	4.750%	8,167,000	8,208,635
09/15/45	5.625%	3,598,000	3,697,467

Societe Generale SA(a) Subordinated
01/17/24	5.000%	2,855,000	3,024,678

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/19/26	4.250%	1,510,000	1,526,109

Standard Chartered PLC(a)
04/12/26	4.050%	2,990,000	3,096,764

State Street Capital Trust IV Junior Subordinated(b)
06/15/37	1.653%	1,976,000	1,694,420

State Street Corp. Junior Subordinated
03/15/18	4.956%	4,235,000	4,433,105

Sumitomo Mitsui Financial Group, Inc.
07/14/21	2.058%	6,600,000	6,557,331

SunTrust Banks, Inc.
05/01/19	2.500%	1,770,000	1,807,478
03/03/21	2.900%	920,000	954,232

Svenska Handelsbanken AB(c)
09/06/19	1.500%	4,510,000	4,494,819
09/07/21	1.875%	9,060,000	9,027,937

Synchrony Financial
01/15/19	2.600%	2,500,000	2,534,338
07/23/25	4.500%	4,500,000	4,752,612

Synovus Financial Corp.
02/15/19	7.875%	131,000	146,884

Synovus Financial Corp.(b) Subordinated
12/15/25	5.750%	5,755,000	6,044,246

Toronto-Dominion Bank (The)(c)
09/06/18	1.450%	6,400,000	6,398,259

U.S. Bancorp Subordinated
04/27/26	3.100%	3,560,000	3,684,347

UBS Group Funding Jersey Ltd.(a)
02/01/22	2.650%	5,330,000	5,328,023

Vesey Street Investment Trust 1(b)
09/01/16	4.404%	480,000	480,042

Wells Fargo & Co.
09/09/24	3.300%	4,300,000	4,546,093
04/22/26	3.000%	2,765,000	2,836,849
Subordinated
08/15/23	4.125%	4,160,000	4,540,623
11/17/45	4.900%	1,365,000	1,559,055
06/14/46	4.400%	3,285,000	3,507,010

Wells Fargo & Co.(b) Junior Subordinated
12/31/49	5.900%	7,172,000	7,629,215

Wells Fargo Bank NA
05/24/19	1.750%	9,345,000	9,441,525

Westpac Banking Corp.
08/19/19	1.600%	3,220,000	3,219,005
08/19/21	2.000%	6,500,000	6,501,748

Total			652,905,358

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BROKERAGE/ASSET MANAGERS/EXCHANGES 0.1%
E*TRADE Financial Corp.
11/15/22	5.375%	135,000	144,956
09/15/23	4.625%	1,547,000	1,605,569

Jefferies Group LLC
07/15/19	8.500%	2,800,000	3,213,916
01/20/43	6.500%	600,000	632,850

Nasdaq, Inc.
01/15/20	5.550%	600,000	665,777

National Financial Partners Corp.(a)
07/15/21	9.000%	43,000	44,398

Stifel Financial Corp.
12/01/20	3.500%	980,000	996,170
07/18/24	4.250%	750,000	764,242

Total			8,067,878

BUILDING MATERIALS 0.1%
Allegion PLC
09/15/23	5.875%	210,000	226,800

Allegion US Holding Co., Inc.
10/01/21	5.750%	142,000	148,745

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	778,000	805,230
12/15/23	5.750%	94,000	99,170

Beacon Roofing Supply, Inc.
10/01/23	6.375%	559,000	600,925

Cemex Finance LLC(a)
04/01/24	6.000%	500,000	527,500

Eagle Materials, Inc.
08/01/26	4.500%	84,000	85,480

Gibraltar Industries, Inc.
02/01/21	6.250%	56,000	57,960

HD Supply, Inc.
07/15/20	7.500%	393,000	409,211

HD Supply, Inc.(a)
12/15/21	5.250%	1,068,000	1,138,082
04/15/24	5.750%	503,000	535,695

Nortek, Inc.
04/15/21	8.500%	616,000	645,260

Standard Industries, Inc.(a)
10/15/25	6.000%	3,360,000	3,683,400

US Concrete, Inc.
06/01/24	6.375%	166,000	173,055

USG Corp.(a)
11/01/21	5.875%	50,000	52,438
03/01/25	5.500%	150,000	162,000

Total			9,350,951

CABLE AND SATELLITE 1.1%
Altice US Finance I Corp.(a)
07/15/23	5.375%	392,000	410,130
05/15/26	5.500%	2,871,000	3,028,905

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	61,000	63,599
09/30/22	5.250%	4,140,000	4,347,000
09/01/23	5.750%	1,000,000	1,055,000

CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	393,000	413,511
04/01/24	5.875%	160,000	172,400
05/01/25	5.375%	991,000	1,044,266
02/15/26	5.750%	219,000	234,330
05/01/26	5.500%	123,000	130,226
05/01/27	5.875%	564,000	603,480

COX Communications, Inc.(a)
12/15/22	3.250%	500,000	503,500

CSC Holdings LLC
02/15/18	7.875%	33,000	35,640
02/15/19	8.625%	294,000	329,280
11/15/21	6.750%	95,000	101,769
06/01/24	5.250%	440,000	428,173

CSC Holdings LLC(a)
10/15/25	6.625%	1,401,000	1,521,836
10/15/25	10.875%	1,118,000	1,308,060

Cablevision Systems Corp.
04/15/18	7.750%	3,500,000	3,736,250

Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/20	6.375%	1,600,000	1,654,000
12/15/21	5.125%	98,000	98,858
12/15/21	5.125%	1,122,000	1,134,623
07/15/25	7.750%	350,000	382,375

Charter Communications Operating LLC/Capital(a)
07/23/22	4.464%	5,210,000	5,653,460
10/23/45	6.484%	10,280,000	12,633,544

Comcast Corp.
01/15/17	6.500%	1,700,000	1,734,042
02/15/25	3.375%	900,000	968,434
07/15/46	3.400%	3,300,000	3,240,263

DISH DBS Corp.
05/01/20	5.125%	1,400,000	1,449,000
06/01/21	6.750%	1,354,000	1,454,704
07/15/22	5.875%	300,000	306,000
11/15/24	5.875%	60,000	59,175

DISH DBS Corp.(a)
07/01/26	7.750%	3,982,000	4,248,754

Hughes Satellite Systems Corp.
06/15/19	6.500%	99,000	108,281

Hughes Satellite Systems Corp.(a)
08/01/26	5.250%	348,000	345,213
08/01/26	6.625%	203,000	201,478

NBCUniversal Media LLC
04/30/20	5.150%	2,280,000	2,573,185
01/15/23	2.875%	720,000	754,947

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	390,000	406,575

Time Warner Cable, Inc.
02/01/20	5.000%	1,500,000	1,634,373
09/01/21	4.000%	1,500,000	1,599,667
09/01/41	5.500%	1,500,000	1,629,244

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	15

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UPCB Finance IV Ltd.(a)
01/15/25	5.375%	627,000	644,243

Unitymedia GmbH(a)
01/15/25	6.125%	482,000	516,945

Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/23	5.500%	608,000	639,920
01/15/25	5.000%	662,000	690,135

Videotron Ltd.
07/15/22	5.000%	4,327,000	4,537,941

Virgin Media Finance PLC(a)
04/15/23	6.375%	300,000	319,500
01/15/25	5.750%	4,400,000	4,477,000

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	673,000	688,143

Total			76,251,377

CHEMICALS 0.4%
Agrium, Inc.
01/15/45	5.250%	1,400,000	1,558,544

Albemarle Corp.
12/01/24	4.150%	535,000	577,637
12/01/44	5.450%	545,000	645,071

Angus Chemical Co.(a)
02/15/23	8.750%	397,000	404,940

Ashland, Inc.(b)
08/15/22	4.750%	325,000	340,437

Axalta Coating Systems LLC(a)
08/15/24	4.875%	274,000	285,645

Braskem Finance Ltd.(a)
04/15/21	5.750%	200,000	209,500

CF Industries, Inc.
03/15/44	5.375%	1,350,000	1,311,229

Celanese U.S. Holdings LLC
06/15/21	5.875%	874,000	996,902
11/15/22	4.625%	108,000	117,720

Chemours Co. (The)
05/15/23	6.625%	588,000	564,480
05/15/25	7.000%	582,000	556,901

Compass Minerals International, Inc.(a)
07/15/24	4.875%	200,000	191,500

Dow Chemical Co. (The)
05/15/19	8.550%	500,000	590,103

Eastman Chemical Co.
03/15/25	3.800%	2,250,000	2,379,834

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	338,000	349,830

Huntsman International LLC
11/15/20	4.875%	90,000	93,375
11/15/22	5.125%	33,000	34,073

INEOS Group Holdings SA(a)
02/15/19	5.875%	403,000	413,075
08/01/24	5.625%	287,000	286,283

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Incitec Pivot Finance LLC(a)
12/10/19	6.000%	1,000,000	1,084,152

LYB International Finance BV
03/15/44	4.875%	730,000	795,280

LyondellBasell Industries NV
02/26/55	4.625%	1,800,000	1,805,969

Mosaic Co. (The)
11/15/43	5.625%	1,000,000	1,097,014

PQ Corp.(a)
11/15/22	6.750%	395,000	419,194

Platform Specialty Products Corp.(a)
05/01/21	10.375%	266,000	279,300
02/01/22	6.500%	1,053,000	997,717

WR Grace & Co.(a)
10/01/21	5.125%	2,375,000	2,529,375
10/01/24	5.625%	320,000	345,600

Westlake Chemical Corp.(a)
08/15/26	3.600%	3,105,000	3,115,756

Total			24,376,436

CONSTRUCTION MACHINERY 0.4%
Caterpillar Financial Services Corp.
11/25/16	1.000%	1,500,000	1,501,086
05/18/19	1.350%	9,350,000	9,354,151
08/09/21	1.700%	6,400,000	6,363,987

John Deere Capital Corp.(b)
01/16/18	0.969%	2,665,000	2,669,632

United Rentals North America, Inc.
06/15/23	6.125%	46,000	48,358
07/15/23	4.625%	175,000	179,034
07/15/25	5.500%	5,300,000	5,465,625
09/15/26	5.875%	495,000	514,800

Total			26,096,673

CONSUMER CYCLICAL SERVICES 0.3%
APX Group, Inc.
12/01/19	6.375%	342,000	350,974
12/01/20	8.750%	136,000	130,730
12/01/22	7.875%	629,000	660,450

APX Group, Inc.(a)
12/01/22	7.875%	93,000	97,650

Alibaba Group Holding Ltd.
11/28/19	2.500%	6,130,000	6,242,424

Automatic Data Processing, Inc.
09/15/25	3.375%	1,360,000	1,483,397

Hearthside Group Holdings LLC/Finance Co.(a)
05/01/22	6.500%	550,000	529,375

IHS Markit Ltd.(a)
11/01/22	5.000%	605,000	642,812

Interval Acquisition Corp.
04/15/23	5.625%	740,000	765,900

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visa, Inc.
12/14/25	3.150%	690,000	735,864

eBay, Inc.
03/09/22	3.800%	5,640,000	6,029,386

Total			17,668,962

CONSUMER PRODUCTS 0.2%
First Quality Finance Co., Inc.(a)
05/15/21	4.625%	600,000	598,500

Newell, Inc.
04/01/26	4.200%	4,150,000	4,533,970

Prestige Brands, Inc.(a)
12/15/21	5.375%	675,000	699,469
03/01/24	6.375%	434,000	463,295

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	746,000	797,287

Serta Simmons Bedding LLC(a)
10/01/20	8.125%	745,000	776,663

Spectrum Brands, Inc.
11/15/22	6.625%	495,000	529,650
12/15/24	6.125%	175,000	188,781
07/15/25	5.750%	747,000	809,561

Springs Industries, Inc.
06/01/21	6.250%	3,194,000	3,289,820

Tempur Sealy International, Inc.
10/15/23	5.625%	571,000	598,836

Tempur Sealy International, Inc.(a)
06/15/26	5.500%	151,000	157,720

Valvoline, Inc.(a)
07/15/24	5.500%	54,000	56,673

Total			13,500,225

DIVERSIFIED MANUFACTURING 0.9%
EnerSys(a)
04/30/23	5.000%	200,000	200,500

Entegris, Inc.(a)
04/01/22	6.000%	537,000	558,480

Fortive Corp.(a)
06/15/26	3.150%	1,125,000	1,171,953

General Electric Co.
01/08/20	5.500%	1,432,000	1,625,823
10/17/21	4.650%	487,000	556,089
09/07/22	3.150%	337,000	360,050
01/09/23	3.100%	1,146,000	1,224,917
01/14/38	5.875%	1,196,000	1,636,754

General Electric Co.(b)
08/15/36	1.297%	5,380,000	4,576,814

Junior Subordinated
12/31/49	5.000%	39,978,000	42,876,405

Manitowoc Foodservice, Inc.(a)
02/15/24	9.500%	102,000	115,260

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Milacron LLC/Finance Corp(a)
02/15/21	7.750%	25,000	26,125

Roper Technologies, Inc.
12/15/25	3.850%	440,000	466,895

SPX FLOW, Inc.(a)
08/15/24	5.625%	98,000	100,695
08/15/26	5.875%	361,000	372,732

Valmont Industries, Inc.
10/01/54	5.250%	2,050,000	1,941,202

WESCO Distribution, Inc.(a)
06/15/24	5.375%	153,000	156,443

WW Grainger, Inc.
05/15/46	3.750%	3,125,000	3,308,391

Zekelman Industries, Inc.(a)
06/15/23	9.875%	82,000	87,740

Total			61,363,268

ELECTRIC 2.8%
AEP Texas Central Co.
02/15/33	6.650%	1,730,000	2,237,601

AEP Texas Central Co.(a)
10/01/25	3.850%	880,000	950,756

AES Corp. (The)
07/01/21	7.375%	221,000	253,598
05/15/26	6.000%	346,000	367,193

Alabama Power Co.
01/02/46	4.300%	985,000	1,135,475

Ameren Corp.
02/15/26	3.650%	590,000	632,782

American Electric Power Co., Inc.
12/15/22	2.950%	750,000	782,654

Arizona Public Service Co.
11/15/45	4.350%	2,495,000	2,893,095

Berkshire Hathaway Energy Co.
02/01/25	3.500%	1,075,000	1,158,259

Calpine Corp.
01/15/23	5.375%	692,000	692,429
01/15/25	5.750%	5,550,000	5,529,187

Calpine Corp.(a)
01/15/22	6.000%	214,000	224,165
01/15/24	5.875%	75,000	79,313

Cleco Corporate Holdings LLC(a)
05/01/26	3.743%	1,920,000	2,018,152
05/01/46	4.973%	1,185,000	1,326,379

Commonwealth Edison Co.
06/15/46	3.650%	1,920,000	2,028,017

Consolidated Edison Co. of New York, Inc.
04/01/18	5.850%	3,000,000	3,212,349
06/15/46	3.850%	3,730,000	4,025,479

DPL, Inc.
10/15/21	7.250%	5,875,000	5,924,937

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	17

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Electric Co.
06/01/46	3.700%	2,985,000	3,217,597

Dominion Resources, Inc.
08/15/26	2.850%	750,000	751,847

Dominion Resources, Inc.(b) Junior Subordinated
07/01/19	2.962%	845,000	868,325

Duke Energy Corp.
09/01/26	2.650%	8,675,000	8,640,829
09/01/46	3.750%	7,390,000	7,464,129

Duke Energy Ohio, Inc.
06/15/46	3.700%	981,000	1,033,179

Duke Energy Progress LLC
03/30/44	4.375%	960,000	1,112,484

Duke Energy Progress, Inc.
08/15/45	4.200%	2,325,000	2,642,860

Duquesne Light Holdings, Inc.(a)
09/15/20	6.400%	5,000,000	5,673,960

Dynegy, Inc.
11/01/22	7.375%	5,000,000	4,937,500
06/01/23	5.875%	300,000	272,250
11/01/24	7.625%	400,000	392,000

Emera US Finance LP(a)
06/15/26	3.550%	1,160,000	1,221,879

Emera, Inc. Subordinated(b)
06/15/76	6.750%	9,895,000	10,698,969

Entergy Louisiana LLC
06/01/31	3.050%	3,465,000	3,538,725

Entergy Mississippi, Inc.
07/01/23	3.100%	2,000,000	2,063,780

Exelon Corp.
06/15/25	3.950%	3,362,000	3,675,369

Exelon Generation Co. LLC
10/01/41	5.750%	2,000,000	2,180,688

FirstEnergy Corp.
03/15/18	2.750%	530,000	535,391

FirstEnergy Transmission LLC(a)
07/15/44	5.450%	1,000,000	1,134,819

Gulf Power Co.
10/01/44	4.550%	1,350,000	1,473,293

IPALCO Enterprises, Inc.
05/01/18	5.000%	3,130,000	3,286,500

ITC Holdings Corp.
06/15/24	3.650%	3,810,000	3,999,464

Jersey Central Power & Light Co.(a)
04/01/24	4.700%	500,000	547,007

Kansas City Power & Light Co.
08/15/25	3.650%	665,000	700,504

MidAmerican Energy Co.
05/01/46	4.250%	3,433,000	4,019,174

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Energy, Inc.
07/15/22	6.250%	510,000	520,837
03/15/23	6.625%	5,309,000	5,415,180
05/01/24	6.250%	227,000	225,298

NRG Energy, Inc.(a)
05/15/26	7.250%	260,000	270,010
01/15/27	6.625%	405,000	405,757

NRG Yield Operating LLC
08/15/24	5.375%	1,036,000	1,080,030

National Rural Utilities Cooperative Finance Corp.
11/01/18	10.375%	2,500,000	2,968,260

National Rural Utilities Cooperative Finance Corp.(b) Subordinated
04/20/46	5.250%	1,750,000	1,847,414

NextEra Energy Capital Holdings, Inc.
06/15/23	3.625%	3,000,000	3,176,880

NextEra Energy Capital Holdings, Inc.(c)
09/01/18	1.649%	6,440,000	6,456,454

Oncor Electric Delivery Co. LLC
04/01/25	2.950%	2,560,000	2,679,562
09/30/40	5.250%	4,000,000	5,180,404
04/01/45	3.750%	2,655,000	2,841,944

PPL Capital Funding, Inc.
06/15/22	4.200%	1,508,000	1,646,596
12/01/22	3.500%	1,535,000	1,629,005
06/01/23	3.400%	3,682,000	3,887,246
03/15/24	3.950%	1,200,000	1,299,317
05/15/26	3.100%	4,355,000	4,437,331

PSEG Power LLC
11/15/18	2.450%	840,000	850,152

Pacific Gas & Electric Co.
06/15/23	3.250%	2,291,000	2,436,950
03/01/26	2.950%	3,140,000	3,275,748
03/01/34	6.050%	235,000	316,683

Public Service Electric & Gas Co.
11/01/45	4.150%	1,980,000	2,296,311

San Diego Gas & Electric Co.
05/15/26	2.500%	585,000	592,149

Southern Co. (The)
07/01/26	3.250%	2,520,000	2,622,854
07/01/46	4.400%	2,795,000	3,079,145

Toledo Edison Co. (The)
05/15/37	6.150%	2,231,000	2,793,384

TransAlta Corp.
06/03/17	1.900%	3,413,000	3,415,113

Tucson Electric Power Co.
03/15/23	3.850%	3,100,000	3,253,515

Virginia Electric & Power Co.
06/30/19	5.000%	1,280,000	1,389,893

WEC Energy Group, Inc.
06/15/25	3.550%	1,100,000	1,186,491

Total			185,030,255

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ENVIRONMENTAL —%
Waste Management, Inc.
05/15/23	2.400%	2,445,000	2,474,990

FINANCE COMPANIES 0.7%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	1,413,000	1,497,603
05/15/21	4.500%	7,241,000	7,639,255
10/01/21	5.000%	1,082,000	1,165,855
07/01/22	4.625%	150,000	159,188

Aircastle Ltd.
03/15/21	5.125%	63,000	68,355
02/15/22	5.500%	529,000	574,626
04/01/23	5.000%	34,000	36,040

Brookfield Finance, Inc.
06/02/26	4.250%	4,035,000	4,188,685

CIT Group, Inc.
05/15/20	5.375%	1,154,000	1,233,337
08/01/23	5.000%	325,000	344,500

CIT Group, Inc.(a)
02/15/19	5.500%	312,000	330,330

GE Capital International Funding Co. Unlimited Co.
11/15/20	2.342%	5,522,000	5,687,373
11/15/25	3.373%	2,980,000	3,256,869
11/15/35	4.418%	5,630,000	6,439,740

HSBC Finance Corp. Subordinated
01/15/21	6.676%	6,916,000	7,981,410

International Lease Finance Corp.
12/15/20	8.250%	321,000	383,996
08/15/22	5.875%	625,000	705,469

Navient Corp.
06/15/18	8.450%	595,000	648,550
03/25/20	8.000%	51,000	55,335
10/26/20	5.000%	19,000	19,095
07/26/21	6.625%	213,000	219,656
01/25/22	7.250%	61,000	63,364
01/25/23	5.500%	50,000	47,500
10/25/24	5.875%	350,000	329,875

OneMain Financial Holdings LLC(a)
12/15/19	6.750%	69,000	72,364
12/15/21	7.250%	696,000	729,060

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	287,000	283,412

Quicken Loans, Inc.(a)
05/01/25	5.750%	146,000	145,679

Springleaf Finance Corp.
12/15/20	8.250%	141,000	154,043
10/01/21	7.750%	184,000	193,200
10/01/23	8.250%	62,000	64,984

Total			44,718,748

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FOOD AND BEVERAGE 1.5%
Acosta, Inc.(a)
10/01/22	7.750%	750,000	691,875

Anheuser-Busch InBev Finance, Inc.
02/01/23	3.300%	8,745,000	9,183,308
02/01/26	3.650%	21,733,000	23,182,504
02/01/36	4.700%	2,596,000	3,012,546
02/01/46	4.900%	3,295,000	3,996,588

Aramark Services, Inc.
03/15/20	5.750%	113,000	116,390

B&G Foods, Inc.
06/01/21	4.625%	86,000	88,688

Bottling Group LLC
01/15/19	5.125%	1,980,000	2,159,552

Bunge Ltd. Finance Corp.
08/15/26	3.250%	3,220,000	3,243,264

Coca-Cola Co. (The)
05/30/19	1.375%	6,260,000	6,304,433

Coca-Cola Co. (The)(c)
09/01/26	2.250%	5,070,000	5,071,551

Coca-Cola Femsa SAB de CV
11/26/18	2.375%	1,000,000	1,017,793
02/15/20	4.625%	1,500,000	1,626,118

ConAgra Foods, Inc.
01/25/23	3.200%	3,609,000	3,762,960

Constellation Brands, Inc.
11/15/19	3.875%	100,000	105,250
11/15/24	4.750%	669,000	729,210
12/01/25	4.750%	27,000	29,379

Cott Beverages, Inc.
01/01/20	6.750%	2,000,000	2,095,000

DS Services of America, Inc.(a)
09/01/21	10.000%	1,500,000	1,683,750

FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/26	5.625%	258,000	266,708

Fomento Economico Mexicano SAB de CV
05/10/23	2.875%	150,000	151,140

Hershey Co. (The)
08/15/26	2.300%	2,780,000	2,771,641

JBS USA LUX SA/Finance, Inc.(a)
06/15/25	5.750%	100,000	101,500

Kraft Heinz Foods Co.
06/01/26	3.000%	4,840,000	4,904,556
06/01/46	4.375%	3,960,000	4,283,694

Mead Johnson Nutrition Co.
11/15/25	4.125%	640,000	700,981

Molson Coors Brewing Co.
07/15/21	2.100%	1,400,000	1,410,101
07/15/26	3.000%	3,070,000	3,109,149
05/01/42	5.000%	2,445,000	2,855,440
07/15/46	4.200%	840,000	887,336

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	19

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc.
01/07/19	2.250%	3,715,000	3,805,769
04/30/25	2.750%	1,300,000	1,361,890
07/17/45	4.600%	480,000	585,093

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	450,000	463,500

Pinnacle Foods Finance LLC/Corp.(a)
01/15/24	5.875%	156,000	168,090

Post Holdings, Inc.(a)
12/15/22	6.000%	18,000	19,103
03/15/24	7.750%	834,000	926,782
07/15/25	8.000%	425,000	485,563
08/15/26	5.000%	438,000	436,905

Smithfield Foods, Inc.(a)
08/01/21	5.875%	425,000	444,125

Treehouse Foods, Inc.(a)
02/15/24	6.000%	129,000	140,288

Tyson Foods, Inc.
08/15/44	5.150%	200,000	242,794

WhiteWave Foods Co. (The)
10/01/22	5.375%	399,000	449,873

Total			99,072,180

GAMING 0.3%
Boyd Gaming Corp.
05/15/23	6.875%	439,000	474,120

Boyd Gaming Corp.(a)
04/01/26	6.375%	211,000	224,715

Churchill Downs, Inc.(a)
12/15/21	5.375%	1,070,000	1,112,800

GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	506,000	554,070
04/15/26	5.375%	248,000	270,940

International Game Technology PLC(a)
02/15/22	6.250%	364,000	392,210
02/15/25	6.500%	416,000	450,944

MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
09/01/26	4.500%	1,915,000	1,913,803

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)
05/01/24	5.625%	213,000	231,105

MGM Resorts International
03/01/18	11.375%	611,000	688,902
03/31/20	5.250%	350,000	374,500
10/01/20	6.750%	304,000	339,720
12/15/21	6.625%	168,000	188,580
03/15/23	6.000%	4,623,000	5,018,729
09/01/26	4.625%	397,000	393,030

Penn National Gaming, Inc.
11/01/21	5.875%	450,000	468,000

Pinnacle Entertainment, Inc.(a)
05/01/24	5.625%	3,209,000	3,273,180

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/21	6.125%	101,000	104,030

Scientific Games International, Inc.
12/01/22	10.000%	282,000	260,850

Scientific Games International, Inc.(a)
01/01/22	7.000%	1,316,000	1,398,250

Seminole Tribe of Florida, Inc.(a)
10/01/20	6.535%	125,000	126,250

Tunica-Biloxi Gaming Authority(a)(d)
11/15/16	0.000%	99,000	40,590

Total			18,299,318

HEALTH CARE 1.3%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	31,000	30,923
02/15/23	5.625%	50,000	50,875
03/01/24	6.500%	514,000	540,342

Alere, Inc.(a)
07/01/23	6.375%	386,000	394,685

Amsurg Corp.
07/15/22	5.625%	486,000	501,795

Barnabas Health, Inc.
07/01/28	4.000%	4,000,000	4,218,936

Baxter International, Inc.
08/15/26	2.600%	2,385,000	2,361,415

Becton Dickinson and Co.
12/15/24	3.734%	340,000	369,722
12/15/44	4.685%	320,000	371,521

CHS/Community Health Systems, Inc.
11/15/19	8.000%	203,000	192,089
07/15/20	7.125%	4,300,000	3,845,834
08/01/21	5.125%	400,000	394,500
02/01/22	6.875%	1,385,000	1,149,550

CR Bard, Inc.
05/15/26	3.000%	685,000	700,670

Catholic Health Initiatives
11/01/22	2.950%	1,970,000	1,981,014

Change Healthcare Holdings, Inc.
12/31/19	11.000%	363,000	383,419

Change Healthcare Holdings, Inc.(a)
02/15/21	6.000%	478,000	506,680

ConvaTec Finance International SA Junior Subordinated PIK(a)
01/15/19	8.250%	321,000	321,485

Crimson Merger Sub, Inc.(a)
05/15/22	6.625%	975,000	872,625

DaVita, Inc.
08/15/22	5.750%	667,000	699,516
07/15/24	5.125%	1,721,000	1,776,932
05/01/25	5.000%	500,000	506,750

Express Scripts Holding Co.
07/15/23	3.000%	6,590,000	6,699,084

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	87,000	95,265
01/31/22	5.875%	95,000	108,063
10/15/24	4.750%	413,000	441,910

Fresenius Medical Care US Finance II, Inc.(a)
10/15/20	4.125%	525,000	553,875

HCA, Inc.
02/15/20	6.500%	2,808,000	3,102,840
02/15/22	7.500%	518,000	590,520
03/15/22	5.875%	275,000	302,500
05/01/23	5.875%	53,000	56,313
03/15/24	5.000%	250,000	265,000
02/01/25	5.375%	6,280,000	6,468,400
04/15/25	5.250%	1,968,000	2,108,220
02/15/27	4.500%	442,000	445,868

HealthSouth Corp.
11/01/24	5.750%	195,000	202,215
09/15/25	5.750%	30,000	31,388

Kinetic Concepts, Inc./KCI U.S.A., Inc.
11/01/18	10.500%	64,000	65,600

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
02/15/21	7.875%	190,000	205,200

LifePoint Health, Inc.
12/01/21	5.500%	400,000	418,000
12/01/23	5.875%	3,575,000	3,762,687

MEDNAX, Inc.(a)
12/01/23	5.250%	310,000	326,275

MPH Acquisition Holdings LLC(a)
06/01/24	7.125%	423,000	454,725

Memorial Sloan-Kettering Cancer Center
07/01/52	4.125%	4,630,000	5,209,069

NYU Hospitals Center
07/01/42	4.428%	4,000,000	4,354,656
07/01/43	5.750%	705,000	934,746

New York and Presbyterian Hospital (The)
08/01/16	4.763%	1,050,000	1,151,402

Northwell Healthcare, Inc.
11/01/42	4.800%	6,365,000	7,439,838

Quest Diagnostics, Inc.
06/01/26	3.450%	3,255,000	3,383,491

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	777,000	812,027

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	241,000	253,050

Sutter Health
08/15/53	2.286%	2,300,000	2,297,125

Teleflex, Inc.
06/15/24	5.250%	250,000	261,875
06/01/26	4.875%	99,000	103,208

Tenet Healthcare Corp.
02/01/20	6.750%	2,800,000	2,786,000
06/01/20	4.750%	204,000	208,590
10/01/20	6.000%	77,000	81,331

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/21	4.500%	1,361,000	1,373,929
10/01/21	4.375%	25,000	25,086
04/01/22	8.125%	1,086,000	1,099,575
06/15/23	6.750%	375,000	356,719

Tenet Healthcare Corp.(b)
06/15/20	4.153%	2,000,000	2,002,500

Texas Health Resources
11/15/55	4.330%	700,000	798,495

Zimmer Biomet Holdings, Inc.
04/01/25	3.550%	985,000	1,027,059

Total			84,834,997

HEALTHCARE INSURANCE 0.3%
Aetna, Inc.
06/15/26	3.200%	5,310,000	5,398,358
06/15/36	4.250%	2,520,000	2,621,805
06/15/46	4.375%	3,785,000	3,926,915

Centene Corp.
05/15/22	4.750%	2,666,000	2,769,308
02/15/24	6.125%	313,000	341,170

Molina Healthcare, Inc.(a)
11/15/22	5.375%	585,000	602,550

UnitedHealth Group, Inc.
11/15/17	6.000%	2,383,000	2,512,564
07/15/25	3.750%	1,295,000	1,435,498
07/15/45	4.750%	460,000	569,999

Total			20,178,167

HEALTHCARE REIT 0.5%
Alexandria Real Estate Equities, Inc.
04/01/22	4.600%	1,798,000	1,947,667
06/15/23	3.900%	8,000,000	8,342,072

HCP, Inc.
08/01/22	3.150%	3,575,000	3,607,197
11/15/23	4.250%	5,601,000	5,905,358
08/15/24	3.875%	782,000	800,727

Healthcare Trust of America Holdings LP
07/15/21	3.375%	3,455,000	3,560,091

Ventas Realty LP/Capital Corp.
04/01/20	2.700%	3,000,000	3,067,578

Welltower, Inc.
04/01/19	4.125%	2,000,000	2,108,024
03/15/23	3.750%	2,145,000	2,259,399

Total			31,598,113

HOME CONSTRUCTION 0.1%
CalAtlantic Group, Inc.
12/15/21	6.250%	174,000	190,965
11/15/24	5.875%	270,000	291,600

D.R. Horton, Inc.
09/15/22	4.375%	60,000	63,300
08/15/23	5.750%	612,000	690,030

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	21

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.
03/01/18	4.500%	86,000	88,150
04/01/22	7.000%	364,000	405,860
06/01/25	6.000%	172,000	183,180

PulteGroup, Inc.
01/15/27	5.000%	1,425,000	1,457,062

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	121,000	126,899
03/01/24	5.625%	56,000	57,400

Toll Brothers Finance Corp.
11/15/25	4.875%	149,000	156,264

Total			3,710,710

INDEPENDENT ENERGY 1.0%
Afren PLC(a)(d)
12/09/20	0.000%	195,167	20

Anadarko Petroleum Corp.
07/15/24	3.450%	2,100,000	2,045,782
03/15/26	5.550%	1,150,000	1,271,816
07/15/44	4.500%	580,000	528,765
03/15/46	6.600%	1,773,000	2,110,833

Antero Resources Corp.
12/01/22	5.125%	683,000	674,462

Apache Corp.
01/15/23	2.625%	1,500,000	1,480,326

California Resources Corp.
11/15/24	6.000%	40,000	19,300

Canadian Natural Resources Ltd.
02/15/37	6.500%	690,000	762,319
02/01/39	6.750%	1,705,000	1,936,597

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	1,341,000	1,324,237

Concho Resources, Inc.
04/01/23	5.500%	1,578,000	1,629,285

Conoco Funding Co.
10/15/31	7.250%	2,000,000	2,645,828

ConocoPhillips Co.
03/15/26	4.950%	8,525,000	9,701,322

Continental Resources, Inc.
04/15/23	4.500%	652,000	614,510
06/01/24	3.800%	1,981,000	1,787,852

CrownRock LP/Finance, Inc.(a)
04/15/21	7.125%	150,000	156,000
02/15/23	7.750%	598,000	635,375

Denbury Resources, Inc.(a)
05/15/21	9.000%	428,000	439,770

Devon Energy Corp.
07/15/41	5.600%	2,500,000	2,499,135

Diamondback Energy, Inc.
10/01/21	7.625%	146,000	154,851

EOG Resources, Inc.
03/15/23	2.625%	1,195,000	1,193,093

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extraction Oil & Gas Holdings LLC/Finance Corp.(a)
07/15/21	7.875%	789,000	796,890

Hess Corp.
02/15/41	5.600%	2,000,000	2,032,644

Kerr-McGee Corp.
07/01/24	6.950%	2,733,000	3,197,829

Laredo Petroleum, Inc.
01/15/22	5.625%	308,000	287,980
05/01/22	7.375%	319,000	322,190
03/15/23	6.250%	1,261,000	1,201,102

Newfield Exploration Co.
01/30/22	5.750%	33,000	34,238
07/01/24	5.625%	413,000	426,423

Noble Energy, Inc.
11/15/24	3.900%	1,000,000	1,021,478
11/15/43	5.250%	6,434,000	6,498,778
11/15/44	5.050%	2,412,000	2,407,572

Oasis Petroleum, Inc.
03/15/22	6.875%	273,000	253,890
01/15/23	6.875%	528,000	487,080

PDC Energy, Inc.
10/15/22	7.750%	298,000	312,900

Parsley Energy LLC/Finance Corp.(a)
02/15/22	7.500%	538,000	567,590
06/01/24	6.250%	631,000	651,507

QEP Resources, Inc.
05/01/23	5.250%	15,000	14,700

RSP Permian, Inc.
10/01/22	6.625%	1,044,000	1,085,760

Range Resources Corp.
05/15/25	4.875%	496,000	478,640

Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/20	5.298%	781,624	840,363

Rice Energy, Inc.
05/01/22	6.250%	325,000	333,125
05/01/23	7.250%	50,000	52,250

SandRidge Energy, Inc.(d)
03/15/21	0.000%	50,000	3,438

WPX Energy, Inc.
01/15/22	6.000%	1,297,000	1,261,332

Whiting Petroleum Corp.
03/15/21	5.750%	478,000	428,407

Woodside Finance Ltd.(a)
03/05/25	3.650%	5,594,000	5,562,450

Total			64,172,034

INTEGRATED ENERGY 0.5%
BG Energy Capital PLC Subordinated(a)(b)
11/30/72	6.500%	632,000	662,936

BP Capital Markets PLC
05/03/19	1.676%	2,905,000	2,927,319

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/06/22	3.245%	1,875,000	1,985,906
05/10/23	2.750%	2,945,000	3,002,910
05/04/26	3.119%	1,890,000	1,952,340

Cenovus Energy, Inc.
11/15/39	6.750%	1,225,000	1,307,972

Chevron Corp.
06/24/23	3.191%	700,000	749,343
05/16/26	2.954%	2,490,000	2,596,921

Husky Energy, Inc.
04/15/22	3.950%	3,000,000	3,173,709

Lone Pine Resources Canada Ltd.(e)(f)
02/15/17	10.375%	25,000	—

Shell International Finance BV
08/10/18	1.900%	5,840,000	5,920,090
05/10/21	1.875%	3,080,000	3,093,580
05/10/46	4.000%	2,835,000	2,970,845

Total			30,343,871

LEISURE 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	206,000	213,725
06/01/24	5.375%	44,000	46,530

Cinemark USA, Inc.
06/01/23	4.875%	3,500,000	3,587,500

LTF Merger Sub, Inc.(a)
06/15/23	8.500%	239,000	240,792

Regal Entertainment Group
03/15/22	5.750%	150,000	156,938
02/01/25	5.750%	275,000	279,812

Viking Cruises Ltd.(a)
10/15/22	8.500%	2,400,000	2,112,000

Total			6,637,297

LIFE INSURANCE 1.1%
American International Group, Inc.
02/15/24	4.125%	1,600,000	1,722,285

Five Corners Funding Trust(a)
11/15/23	4.419%	1,815,000	1,961,140

Guardian Life Global Funding(a)
04/26/21	2.000%	4,600,000	4,626,104

Guardian Life Insurance Co. of America (The) Subordinated(a)
06/19/64	4.875%	1,530,000	1,632,715

Jackson National Life Global Funding(a)
12/09/20	2.600%	3,215,000	3,299,898
04/29/26	3.050%	3,620,000	3,683,752

Lincoln National Corp.
06/15/40	7.000%	2,610,000	3,396,766

Massachusetts Mutual Life Insurance Co.(a) Subordinated
06/01/39	8.875%	345,000	549,578
04/15/65	4.500%	955,000	967,232

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MetLife Capital Trust X Junior Subordinated(a)(b)
04/08/38	9.250%	10,122,000	14,470,209

MetLife, Inc.
08/15/18	6.817%	3,000,000	3,310,047
Junior Subordinated
08/01/39	10.750%	4,114,000	6,623,540

Metropolitan Life Global Funding I(a)
04/11/22	3.875%	4,000,000	4,339,600

Northwestern Mutual Life Insurance Co. (The) Subordinated(a)
03/30/40	6.063%	1,250,000	1,629,241

Pricoa Global Funding I(a)
05/16/19	2.200%	4,850,000	4,938,682

Principal Financial Group, Inc.
09/15/22	3.300%	1,510,000	1,561,701
05/15/23	3.125%	667,000	683,107

Principal Life Global Funding II(a)
04/18/26	3.000%	3,310,000	3,388,454

Prudential Financial, Inc.
12/01/17	6.000%	42,000	44,349

TIAA Asset Management Finance Co. LLC(a)
11/01/24	4.125%	1,050,000	1,105,869

Teachers Insurance & Annuity Association of America Subordinated(a)
09/15/44	4.900%	1,615,000	1,845,121

Unum Group
05/15/21	3.000%	1,250,000	1,276,636

Voya Financial, Inc.
06/15/26	3.650%	3,575,000	3,610,636

Total			70,666,662

LODGING 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	732,000	801,540

Hilton Escrow Issuer LLC/Corp.(a)
09/01/24	4.250%	215,000	219,166

Marriott International, Inc.
06/15/26	3.125%	4,235,000	4,313,204

Playa Resorts Holding BV(a)
08/15/20	8.000%	462,000	474,127

RHP Hotel Properties LP/Finance Corp.
04/15/23	5.000%	2,400,000	2,442,000

Total			8,250,037

MEDIA AND ENTERTAINMENT 0.9%
21st Century Fox America, Inc.
08/15/20	5.650%	1,760,000	2,011,150
03/15/33	6.550%	1,000,000	1,293,569
01/09/38	6.750%	220,000	281,999
02/15/41	6.150%	2,985,000	3,872,858

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	23

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AMC Networks, Inc.
04/01/24	5.000%	2,780,000	2,849,500

Activision Blizzard, Inc.(a)
09/15/23	6.125%	810,000	885,937

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	625,000	654,687

Electronic Arts, Inc.
03/01/21	3.700%	2,000,000	2,114,282

Entercom Radio LLC
12/01/19	10.500%	275,000	287,719

Gray Television, Inc.
10/01/20	7.500%	400,000	416,000

Grupo Televisa SAB
05/15/18	6.000%	200,000	214,644
05/13/45	5.000%	2,100,000	2,188,439

Lamar Media Corp.
05/01/23	5.000%	375,000	396,563
01/15/24	5.375%	125,000	133,125

Lamar Media Corp.(a)
02/01/26	5.750%	162,000	175,163

Lin Television Corp.
11/15/22	5.875%	300,000	317,250

MDC Partners, Inc.(a)
05/01/24	6.500%	1,104,000	1,048,800

Match Group, Inc.
06/01/24	6.375%	403,000	438,766

Netflix, Inc.
02/15/22	5.500%	557,000	598,775
02/15/25	5.875%	470,000	509,950

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	194,000	202,245

Nielsen Finance LLC/Co.(a)
04/15/22	5.000%	3,350,000	3,441,689

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	312,000	326,820
03/15/25	5.875%	565,000	605,963

Scripps Networks Interactive, Inc.
06/15/22	3.500%	3,739,000	3,890,886

Sinclair Television Group, Inc.
10/01/22	6.125%	75,000	79,313

Sinclair Television Group, Inc.(a)
08/01/24	5.625%	550,000	572,880

Sky PLC(a)
09/16/24	3.750%	5,874,000	6,239,257

TEGNA, Inc.
10/15/23	6.375%	325,000	351,000

TEGNA, Inc.(a)
09/15/24	5.500%	200,000	211,000

Thomson Reuters Corp.
05/15/26	3.350%	8,815,000	9,106,177

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner, Inc.
03/29/21	4.750%	1,700,000	1,907,074
03/29/41	6.250%	2,280,000	3,000,405

Tribune Media Co.
07/15/22	5.875%	475,000	485,688

Univision Communications, Inc.(a)
09/15/22	6.750%	130,000	138,531
05/15/23	5.125%	368,000	382,720
02/15/25	5.125%	1,100,000	1,149,500

Viacom, Inc.
04/01/17	3.500%	1,500,000	1,517,869
04/01/19	2.200%	455,000	456,692
09/01/23	4.250%	2,410,000	2,559,709

Walt Disney Co. (The)
07/30/46	3.000%	2,550,000	2,458,055

Total			59,772,649

METALS 0.6%
Alcoa, Inc.
04/15/21	5.400%	2,250,000	2,387,115

ArcelorMittal(b)
03/01/21	6.500%	293,000	317,905
02/25/22	7.250%	352,000	396,000
03/01/41	7.750%	730,000	759,200

BHP Billiton Finance USA Ltd. Junior Subordinated(a)(b)
10/19/75	6.750%	3,200,000	3,652,000

Barrick Gold Corp.
05/01/23	4.100%	6,300,000	6,782,170

Barrick North America Finance LLC
05/30/21	4.400%	3,845,000	4,204,284

Constellium NV(a)
05/15/24	5.750%	129,000	119,325

Freeport-McMoRan, Inc.
11/14/17	2.300%	1,500,000	1,473,750
03/01/22	3.550%	145,000	126,513
03/15/23	3.875%	543,000	465,622
11/14/24	4.550%	756,000	661,500
11/14/34	5.400%	300,000	234,000

Glencore Finance Canada Ltd.(a)
11/15/16	5.800%	3,010,000	3,031,070

Glencore Funding LLC(a)
01/15/19	2.500%	4,280,000	4,242,550

Novelis Corp.(a)
08/15/24	6.250%	171,000	178,268

Rio Tinto Finance USA PLC
03/22/22	3.500%	5,504,000	5,861,496

Southern Copper Corp.
11/08/22	3.500%	130,000	132,251
04/23/25	3.875%	600,000	600,526
11/08/42	5.250%	1,400,000	1,332,733
04/23/45	5.875%	2,603,000	2,643,797

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vale Overseas Ltd.
01/11/22	4.375%	113,000	110,006
08/10/26	6.250%	895,000	926,325
11/10/39	6.875%	80,000	78,600

Vale SA
09/11/42	5.625%	50,000	43,035

Wise Metals Intermediate Holdings LLC/Finance Corp.(a)
06/15/19	9.750%	184,187	116,498

Total			40,876,539

MIDSTREAM 1.6%
Boardwalk Pipeline Partners LP
02/01/23	3.375%	2,000,000	1,880,932

Colorado Interstate Gas Co., LLC/Issuing Corp.(a)
08/15/26	4.150%	2,290,000	2,283,226

Columbia Pipeline Group, Inc.
06/01/45	5.800%	5,267,000	6,343,633

Crestwood Midstream Partners LP/Finance Corp.
12/15/20	6.000%	125,000	123,125
03/01/22	6.125%	50,000	48,625
04/01/23	6.250%	50,000	48,750

Enbridge Energy Partners LP
10/15/25	5.875%	1,000,000	1,113,784

Energy Transfer Equity LP
01/15/24	5.875%	575,000	589,375
06/01/27	5.500%	1,814,000	1,818,535

Energy Transfer Partners LP
06/15/18	2.500%	2,056,000	2,075,746
02/01/23	3.600%	1,000,000	984,995
10/01/43	5.950%	3,500,000	3,631,981

Energy Transfer Partners LP(b)
11/01/66	3.774%	1,030,000	710,700

Enterprise Products Operating LLC
02/15/25	3.750%	1,055,000	1,103,192
05/15/46	4.900%	1,400,000	1,497,980

Enterprise Products Operating LLC(b)
08/01/66	4.464%	2,060,000	1,931,250

Ferrellgas Partners LP/Finance Corp.
05/01/21	6.500%	350,000	329,875
01/15/22	6.750%	150,000	140,625
06/15/23	6.750%	200,000	180,500

Florida Gas Transmission Co. LLC(a)
07/15/22	3.875%	2,250,000	2,290,693

Holly Energy Partners LP/Finance Corp.(a)
08/01/24	6.000%	74,000	75,480

Kinder Morgan, Inc.
06/01/18	7.250%	390,000	423,213

Kinder Morgan, Inc.(a)
11/15/23	5.625%	3,955,000	4,319,335

MPLX LP(a)
02/15/23	5.500%	164,000	170,295
07/15/23	4.500%	353,000	356,547
12/01/24	4.875%	1,855,000	1,897,609

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/25	4.875%	200,000	204,128

Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	4,720,000	4,491,963
10/15/25	4.650%	1,146,000	1,189,892
06/01/42	5.150%	3,035,000	2,801,460
02/15/45	4.900%	1,917,000	1,764,687

Regency Energy Partners LP/Finance Corp.
03/01/22	5.875%	1,625,000	1,783,957
10/01/22	5.000%	2,680,000	2,849,322
11/01/23	4.500%	1,000,000	1,011,468

Rockies Express Pipeline LLC(a)
04/15/20	5.625%	2,220,000	2,322,675

Ruby Pipeline LLC(a)
04/01/22	6.000%	3,000,000	3,108,936

Sabine Pass LNG LP
11/30/16	7.500%	1,000,000	1,013,750

Sabine Pass Liquefaction LLC
03/01/25	5.625%	998,000	1,055,385

Sabine Pass Liquefaction LLC(a)
06/30/26	5.875%	303,000	324,210

Southern Natural Gas Co. LLC
02/15/31	7.350%	2,910,000	3,451,446

Spectra Energy Capital LLC
02/15/32	6.750%	1,740,000	1,969,623

Suburban Propane Partners LP/Energy Finance Corp.
08/01/21	7.375%	386,000	401,440
03/01/25	5.750%	225,000	227,250

Tallgrass Energy Partners LP/Finance Corp.(a)(c)
09/15/24	5.500%	243,000	249,075

Targa Pipeline Partners LP/Finance Corp.
08/01/23	5.875%	100,000	98,253

Targa Resources Partners LP/Finance Corp.
01/15/18	5.000%	124,000	126,480
11/15/19	4.125%	52,000	52,390
05/01/23	5.250%	6,000	6,090
11/15/23	4.250%	1,368,000	1,316,700

Targa Resources Partners LP/Finance Corp.(a)
03/15/24	6.750%	129,000	137,063

Tennessee Gas Pipeline Co. LLC
06/15/32	8.375%	3,465,000	4,356,326
04/01/37	7.625%	550,000	658,338

Tesoro Logistics LP/Finance Corp.
10/15/19	5.500%	27,000	28,755
10/01/20	5.875%	198,000	203,693
10/15/21	6.125%	300,000	314,250
10/15/22	6.250%	643,000	680,616
05/01/24	6.375%	233,000	248,728

Texas Eastern Transmission LP(a)
10/15/22	2.800%	3,350,000	3,348,097

Transcanada Trust Junior Subordinated(b)
08/15/76	5.875%	2,940,000	3,132,937

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	25

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transcontinental Gas Pipe Line Co. LLC(a)
02/01/26	7.850%	2,880,000	3,726,458

Western Gas Partners LP
07/01/22	4.000%	328,000	334,055
06/01/25	3.950%	460,000	452,653

Western Refining Logistics LP/Finance Corp.
02/15/23	7.500%	275,000	281,875

Williams Companies, Inc. (The)
01/15/23	3.700%	429,000	416,130
06/24/24	4.550%	1,040,000	1,063,400

Williams Partners LP/ACMP Finance Corp.
07/15/22	6.125%	325,000	337,917
05/15/23	4.875%	7,420,000	7,527,160

Williams Partners LP
11/15/20	4.125%	1,000,000	1,037,521
03/04/24	4.300%	2,787,000	2,852,832
01/15/25	3.900%	1,050,000	1,044,298
04/15/40	6.300%	1,510,000	1,648,331
03/04/44	5.400%	912,000	918,278
01/15/45	4.900%	1,030,000	980,075
09/15/45	5.100%	2,160,000	2,117,586

Total			106,037,953

NATURAL GAS 0.4%
Atmos Energy Corp.
10/15/44	4.125%	2,045,000	2,271,390

NiSource Finance Corp.
02/15/23	3.850%	1,175,000	1,260,967
12/15/40	6.250%	1,866,000	2,457,600

Sempra Energy
02/15/19	9.800%	1,000,000	1,190,842
03/15/20	2.400%	2,199,000	2,241,753
11/15/20	2.850%	3,455,000	3,577,117
10/01/22	2.875%	6,205,000	6,417,503
06/15/24	3.550%	1,500,000	1,589,341
11/15/25	3.750%	4,310,000	4,656,929

Total			25,663,442

OFFICE REIT 0.3%
Boston Properties LP
11/15/20	5.625%	4,590,000	5,233,325
02/01/23	3.850%	2,500,000	2,693,173
10/01/26	2.750%	4,525,000	4,481,936

Highwoods Realty LP
03/15/17	5.850%	3,069,000	3,132,792

SL Green Realty Corp.
08/15/18	5.000%	6,935,000	7,248,975

Total			22,790,201

OIL FIELD SERVICES 0.3%
Nabors Industries, Inc.
09/15/21	4.625%	3,250,000	3,097,789

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Holding International Ltd.
03/15/17	2.500%	7,500,000	7,434,375

Noble Holding International Ltd.(b)
03/16/18	5.000%	8,115,000	7,979,074

SESI LLC
05/01/19	6.375%	250,000	247,500
12/15/21	7.125%	74,000	72,150

Schlumberger Holdings Corp.(a)
12/21/25	4.000%	2,100,000	2,293,494

Schlumberger Investment SA
12/01/23	3.650%	1,016,000	1,106,683

Weatherford International Ltd.
06/15/21	7.750%	471,000	466,290

Total			22,697,355

OTHER FINANCIAL INSTITUTIONS —%
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/24	5.125%	1,300,000	1,407,424

Total System Services, Inc.
04/01/26	4.800%	1,415,000	1,563,974

Total			2,971,398

OTHER INDUSTRY 0.2%
Anixter, Inc.
03/01/23	5.500%	75,000	78,938

Belden, Inc.(a)
07/15/24	5.250%	350,000	355,250

CB Richard Ellis Services, Inc.
03/15/25	5.250%	161,000	173,725

CBRE Services, Inc.
03/15/23	5.000%	175,000	184,830

Massachusetts Institute of Technology
07/01/14	4.678%	2,358,000	2,833,132
07/01/16	3.885%	5,915,000	6,112,165

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	375,000	337,500

University of Southern California
10/01/39	3.028%	4,525,000	4,595,866

Total			14,671,406

OTHER REIT 0.2%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	157,000	166,812

Duke Realty LP
06/15/22	4.375%	4,290,000	4,674,826

Host Hotels & Resorts LP
06/15/25	4.000%	1,050,000	1,076,697
02/01/26	4.500%	520,000	555,111

Liberty Property LP
06/15/23	3.375%	2,500,000	2,548,320

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ProLogis LP
02/01/21	3.350%	1,000,000	1,056,766
08/15/23	4.250%	1,600,000	1,774,997

Total			11,853,529

PACKAGING 0.2%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
11/15/20	7.000%	52,941	52,875
01/31/21	6.750%	344,000	356,470
06/30/21	6.000%	150,000	154,500
05/15/23	4.625%	336,000	341,880
05/15/24	7.250%	791,000	841,426

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)(b)
12/15/19	3.653%	800,000	808,000

BWAY Holding Co.(a)
08/15/21	9.125%	550,000	555,500

Ball Corp.
12/15/20	4.375%	311,000	335,491
11/15/23	4.000%	275,000	279,813
07/01/25	5.250%	200,000	216,500

Berry Plastics Corp.
05/15/22	5.500%	60,000	62,400
10/15/22	6.000%	615,000	651,900
07/15/23	5.125%	400,000	409,760

Beverage Packaging Holdings (Luxembourg) II SA(a)
12/15/16	5.625%	34,000	34,085

Crown Americas LLC/Capital Corp. IV
01/15/23	4.500%	250,000	261,250

Owens-Brockway Glass Container, Inc.(a)
01/15/22	5.000%	50,000	52,625
08/15/23	5.875%	100,000	109,500
01/15/25	5.375%	150,000	157,125
08/15/25	6.375%	225,000	249,750

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	599,000	622,960

Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	2,910,000	3,000,937

Reynolds Group Issuer, Inc./LLC(a)
07/15/24	7.000%	554,000	593,473

Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	56,000	57,120

Total			10,205,340

PAPER 0.1%
Celulosa Arauco y Constitucion SA
07/29/19	7.250%	150,000	171,143

International Paper Co.
11/15/39	7.300%	2,000,000	2,704,464
08/15/47	4.400%	1,090,000	1,107,613

Packaging Corp. of America
11/01/23	4.500%	1,070,000	1,180,393

Plum Creek Timberlands LP
03/15/23	3.250%	1,630,000	1,628,137

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Weyerhaeuser Co.
10/01/19	7.375%	1,000,000	1,143,494
03/15/32	7.375%	1,630,000	2,218,379

Total			10,153,623

PHARMACEUTICALS 1.5%
AbbVie, Inc.
05/14/20	2.500%	1,200,000	1,228,171
05/14/25	3.600%	4,995,000	5,286,109
05/14/26	3.200%	1,854,000	1,899,681
05/14/45	4.700%	2,100,000	2,338,190
05/14/46	4.450%	3,205,000	3,442,042

Actavis Funding SCS
06/15/19	2.450%	2,000,000	2,036,532
03/12/20	3.000%	10,024,000	10,350,031
03/15/22	3.450%	2,276,000	2,383,921
03/15/25	3.800%	8,815,000	9,313,779
03/15/35	4.550%	1,000,000	1,076,983

Actavis Funding SCS(b)
09/01/16	1.548%	920,000	920,015

Actavis, Inc.
10/01/42	4.625%	3,410,000	3,696,437

Amgen, Inc.
05/22/19	2.200%	5,740,000	5,863,221
05/01/45	4.400%	6,280,000	6,750,717

Bayer US Finance LLC(a)
10/08/19	2.375%	1,310,000	1,333,127
10/08/24	3.375%	520,000	533,619

Celgene Corp.
08/15/25	3.875%	690,000	745,824
08/15/45	5.000%	6,850,000	7,922,224

Concordia International Corp.(a)
04/15/23	7.000%	77,000	59,675

Endo Finance LLC/Finco, Inc.(a)
02/01/25	6.000%	882,000	782,775

Endo Finance LLC/Ltd./Finco, Inc.(a)
07/15/23	6.000%	395,000	358,462

Forest Laboratories LLC(a)
02/01/19	4.375%	3,275,000	3,456,258

Gilead Sciences, Inc.
04/01/21	4.500%	1,500,000	1,676,820
02/01/25	3.500%	1,310,000	1,398,658
02/01/45	4.500%	3,114,000	3,483,666

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	1,274,000	1,331,330

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	791,000	828,572

Johnson & Johnson
12/05/33	4.375%	3,435,000	4,191,864

Mallinckrodt International Finance SA/CB LLC(a)
04/15/20	4.875%	50,000	51,125
10/15/23	5.625%	150,000	150,563
04/15/25	5.500%	567,000	558,495

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	27

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA
04/15/23	4.750%	375,000	348,047

Mylan NV(a)
06/15/21	3.150%	4,530,000	4,633,687

Quintiles Transnational Corp.(a)
05/15/23	4.875%	117,000	121,680

Teva Pharmaceutical Finance III BV
07/21/23	2.800%	2,660,000	2,674,340
10/01/26	3.150%	1,985,000	1,998,633

Valeant Pharmaceuticals International, Inc.(a)
07/15/21	7.500%	415,000	407,866
12/01/21	5.625%	319,000	287,100
03/01/23	5.500%	1,181,000	1,030,422
05/15/23	5.875%	1,125,000	990,000
04/15/25	6.125%	3,692,000	3,244,345

Total			101,185,006

PROPERTY & CASUALTY 0.9%
Alliant Holdings I LP(a)
08/01/23	8.250%	24,000	24,807

Berkshire Hathaway Finance Corp.
08/15/19	1.300%	1,820,000	1,819,294
05/15/42	4.400%	3,850,000	4,467,732
05/15/43	4.300%	720,000	826,617

Berkshire Hathaway, Inc.
03/15/26	3.125%	6,865,000	7,284,795
02/11/43	4.500%	917,000	1,085,661

CNA Financial Corp.
11/15/19	7.350%	3,435,000	3,944,301
08/15/21	5.750%	925,000	1,063,885

Chubb Corp. (The) Junior Subordinated(b)
04/15/37	6.375%	3,100,000	2,896,563

Chubb INA Holdings, Inc.
05/15/24	3.350%	910,000	975,589
05/03/26	3.350%	940,000	1,009,688

Farmers Exchange Capital II Subordinated(a)(b)
11/01/53	6.151%	2,700,000	2,977,387

Farmers Exchange Capital(a) Subordinated
07/15/28	7.050%	1,000,000	1,202,704
07/15/48	7.200%	1,615,000	2,035,861

HUB International Ltd.(a)
02/15/21	9.250%	109,000	114,995
10/01/21	7.875%	1,311,000	1,340,498

Hub Holdings LLC/Finance, Inc. PIK(a)
07/15/19	8.125%	29,000	28,275

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	4,365,000	4,867,350
06/15/23	4.250%	275,000	297,867
05/01/42	6.500%	1,240,000	1,559,932

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/44	4.850%	1,000,000	1,066,419

Loews Corp.
04/01/26	3.750%	11,431,000	12,210,766
05/15/43	4.125%	1,389,000	1,472,944

Nationwide Mutual Insurance Co. Subordinated(a)(b)
12/15/24	2.943%	1,725,000	1,707,974

Old Republic International Corp.
08/26/26	3.875%	4,205,000	4,231,618

Travelers Companies, Inc. (The)
05/15/46	3.750%	1,395,000	1,495,200

Total			62,008,722

RAILROADS 0.2%
BNSF Funding Trust I Junior Subordinated(b)
12/15/55	6.613%	2,273,000	2,620,087

Burlington Northern Santa Fe LLC
09/15/21	3.450%	295,000	318,090
09/01/22	3.050%	475,000	504,665
03/15/43	4.450%	2,500,000	2,916,000

Canadian Pacific Railway Ltd.
01/15/22	4.500%	600,000	658,489

Kansas City Southern
05/15/23	3.000%	1,000,000	1,016,508
08/15/45	4.950%	1,269,000	1,477,518

Union Pacific Corp.
02/15/19	2.250%	765,000	782,275

Total			10,293,632

REFINING 0.2%
Marathon Petroleum Corp.
03/01/21	5.125%	1,000,000	1,114,750
09/15/44	4.750%	5,425,000	4,979,342

Northern Tier Energy LLC/Finance Corp.
11/15/20	7.125%	100,000	101,750

Phillips 66
11/15/44	4.875%	1,550,000	1,736,356

Tesoro Corp.
04/01/24	5.125%	225,000	230,625

Valero Energy Corp.
03/15/19	9.375%	2,000,000	2,366,246

Total			10,529,069

RESTAURANTS —%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	491,000	508,185
04/01/22	6.000%	900,000	941,625

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/26	5.250%	672,000	714,000

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc.
11/01/23	3.875%	275,000	272,250
11/01/43	5.350%	962,000	836,940

Total			3,273,000

RETAIL REIT 0.1%
Kimco Realty Corp.
11/01/22	3.400%	290,000	304,091
06/01/23	3.125%	3,230,000	3,326,839

Total			3,630,930

RETAILERS 0.6%
Asbury Automotive Group, Inc.
12/15/24	6.000%	577,000	603,686

AutoNation, Inc.
01/15/21	3.350%	660,000	677,058

AutoZone, Inc.
01/13/17	1.300%	775,000	775,898
04/21/26	3.125%	415,000	428,211

CVS Health Corp.
12/01/22	4.750%	8,714,000	9,869,398
12/05/23	4.000%	515,000	568,795
07/20/25	3.875%	877,000	966,790
06/01/26	2.875%	2,320,000	2,378,684
07/20/45	5.125%	705,000	879,062

CVS Pass-Through Trust(a)
01/10/36	4.704%	131,879	145,778
08/11/36	4.163%	2,296,662	2,430,122

Dollar General Corp.
11/01/25	4.150%	880,000	962,783

Dollar Tree, Inc.
03/01/23	5.750%	758,000	815,798

Group 1 Automotive, Inc.
06/01/22	5.000%	152,000	152,760

Group 1 Automotive, Inc.(a)
12/15/23	5.250%	206,000	208,575

Hanesbrands, Inc.(a)
05/15/24	4.625%	216,000	225,990
05/15/26	4.875%	291,000	304,095

Jo-Ann Stores Holdings, Inc. PIK(a)
10/15/19	9.750%	75,000	71,250

Jo-Ann Stores LLC(a)
03/15/19	8.125%	50,000	50,000

L Brands, Inc.
02/15/22	5.625%	4,000,000	4,440,000

Michaels Stores, Inc.(a)
12/15/20	5.875%	425,000	440,406

O’Reilly Automotive, Inc.
03/15/26	3.550%	680,000	725,247

Party City Holdings, Inc.(a)
08/15/23	6.125%	425,000	451,563

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Automotive Group, Inc.
12/01/24	5.375%	711,000	723,443
05/15/26	5.500%	6,000	6,004

PetSmart, Inc.(a)
03/15/23	7.125%	725,000	762,156

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	55,000	69,850

Rite Aid Corp.(a)
04/01/23	6.125%	654,000	706,045

Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	540,000	563,625
12/01/25	5.625%	116,000	125,628

Wal-Mart Stores, Inc.
04/22/24	3.300%	2,100,000	2,297,140
08/15/37	6.500%	1,275,000	1,890,235

Walgreens Boots Alliance, Inc.
05/30/18	1.750%	2,385,000	2,400,135
06/01/21	2.600%	1,970,000	2,015,298
11/18/44	4.800%	1,950,000	2,189,624

Total			42,321,132

SUPERMARKETS 0.1%
Albertsons Companies, LLC/Safeway, Inc.(a)
03/15/25	5.750%	311,000	321,885

Koninklijke Ahold Delhaize NV
10/01/40	5.700%	200,000	245,956

Kroger Co. (The)
12/15/18	6.800%	3,060,000	3,419,776

Total			3,987,617

SUPRANATIONAL —%
Corporación Andina de Fomento
06/04/19	8.125%	1,400,000	1,662,170
06/15/22	4.375%	400,000	442,504

Total			2,104,674

TECHNOLOGY 2.3%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	178,000	182,005
04/01/20	6.375%	98,000	99,715
08/01/22	5.375%	466,000	459,010

Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	123,000	131,918

Apple, Inc.
02/09/22	2.150%	2,000,000	2,041,346
05/06/44	4.450%	550,000	621,990

Baidu, Inc.
06/30/25	4.125%	700,000	755,873

CDW LLC/Finance Corp.
08/15/22	6.000%	1,045,000	1,122,069

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	29

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
09/01/23	5.000%	175,000	181,344
12/01/24	5.500%	300,000	321,510

CommScope Technologies Finance LLC(a)
06/15/25	6.000%	3,200,000	3,396,000

CommScope, Inc.(a)
06/15/24	5.500%	250,000	262,500

Denali International LLC/Finance Corp.(a)
10/15/20	5.625%	3,571,000	3,731,695

Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
06/01/19	3.480%	6,460,000	6,647,385
06/15/21	4.420%	3,840,000	4,015,246
06/15/21	5.875%	252,000	266,450
06/15/23	5.450%	10,110,000	10,779,090
06/15/24	7.125%	280,000	303,339
06/15/26	6.020%	1,230,000	1,316,009

Equifax, Inc.
12/15/22	3.300%	375,000	392,745

Equinix, Inc.
04/01/20	4.875%	234,000	243,360
01/01/22	5.375%	581,000	620,578
01/15/26	5.875%	453,000	493,485

Fidelity National Information Services, Inc.
04/15/23	3.500%	2,500,000	2,632,227
08/15/26	3.000%	2,390,000	2,382,017

First Data Corp.(a)
08/15/23	5.375%	1,059,000	1,098,712
12/01/23	7.000%	6,786,000	7,108,335
01/15/24	5.750%	2,205,000	2,257,369

Flextronics International Ltd.
06/15/25	4.750%	385,000	409,011

Freescale Semiconductor, Inc.(a)
01/15/22	6.000%	4,000,000	4,216,000

HP, Inc.
06/01/21	4.300%	3,865,000	4,172,886

Hewlett Packard Enterprise Co.(a)
10/05/18	2.850%	2,000,000	2,038,564
10/15/20	3.600%	690,000	722,562
10/15/22	4.400%	1,886,000	1,993,657
10/15/25	4.900%	3,155,000	3,372,556
10/15/45	6.350%	5,430,000	5,604,591

Infor US, Inc.
05/15/22	6.500%	700,000	709,625

Infor US, Inc.(a)
08/15/20	5.750%	33,000	34,832

Informatica LLC(a)
07/15/23	7.125%	84,000	79,380

Ingram Micro, Inc.
12/15/24	4.950%	1,250,000	1,264,211

Intel Corp.
05/19/26	2.600%	2,475,000	2,542,144

International Business Machines Corp.
02/19/21	2.250%	5,846,000	6,022,906

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jabil Circuit, Inc.
12/15/20	5.625%	1,000,000	1,072,500

MSCI, Inc.(a)
11/15/24	5.250%	404,000	429,250
08/15/25	5.750%	521,000	564,634
08/01/26	4.750%	1,009,000	1,035,486

Micron Technology, Inc.
02/01/25	5.500%	100,000	96,875

Micron Technology, Inc.(a)
08/01/23	5.250%	225,000	217,688
01/15/24	5.250%	125,000	119,624

Microsemi Corp.(a)
04/15/23	9.125%	550,000	629,750

Microsoft Corp.
08/08/21	1.550%	4,175,000	4,169,911
08/08/26	2.400%	5,615,000	5,644,776
08/08/46	3.700%	1,890,000	1,963,827

NCR Corp.
02/15/21	4.625%	600,000	606,330
07/15/22	5.000%	50,000	50,750
12/15/23	6.375%	125,000	132,188

NXP BV/Funding LLC(a)
02/15/21	5.750%	2,205,000	2,298,712
06/01/21	4.125%	850,000	889,100
06/15/22	4.625%	618,000	650,828
09/01/22	3.875%	155,000	157,519

Nuance Communications, Inc.(a)
08/15/20	5.375%	3,925,000	4,013,312

Oracle Corp.
10/08/19	2.250%	3,000,000	3,094,803
09/15/21	1.900%	8,395,000	8,423,106
09/15/23	2.400%	13,165,000	13,284,143
07/15/26	2.650%	5,525,000	5,575,780
07/08/34	4.300%	1,645,000	1,824,680
07/15/36	3.850%	1,710,000	1,803,239

PTC, Inc.
05/15/24	6.000%	492,000	531,975

Qualitytech LP/Finance Corp.
08/01/22	5.875%	288,000	297,360

Riverbed Technology, Inc.(a)
03/01/23	8.875%	190,000	203,775

SS&C Technologies Holdings, Inc.
07/15/23	5.875%	1,125,000	1,184,062

Sensata Technologies BV(a)
11/01/24	5.625%	175,000	185,500
10/01/25	5.000%	150,000	155,250

Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	258,000	282,833

Solera LLC/Finance, Inc.(a)
03/01/24	10.500%	379,000	419,743

Tencent Holdings Ltd.(a)
02/11/25	3.800%	200,000	213,384

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc.
05/01/23	4.625%	538,000	550,105
04/01/25	5.250%	124,000	129,270

Xerox Corp.
05/15/20	2.800%	4,228,000	4,185,813

Zebra Technologies Corp.
10/15/22	7.250%	741,000	803,985

Total			154,938,113

TOBACCO 0.1%
Reynolds American, Inc.
06/12/25	4.450%	1,325,000	1,487,210
08/04/41	7.000%	1,170,000	1,522,453
08/15/45	5.850%	1,450,000	1,885,779

Total			4,895,442

TRANSPORTATION SERVICES 0.3%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/23	5.500%	75,000	77,719

Avis Budget Car Rental LLC/Finance, Inc.(a)
04/01/24	6.375%	225,000	236,812

ERAC U.S.A. Finance LLC(a)
10/01/20	5.250%	2,500,000	2,797,222
11/15/24	3.850%	2,500,000	2,698,992
12/01/26	3.300%	3,950,000	4,059,680

FedEx Corp.
11/15/45	4.750%	1,853,000	2,125,082
04/01/46	4.550%	1,025,000	1,138,662

Hertz Corp. (The)
04/15/19	6.750%	175,000	178,500
10/15/20	5.875%	25,000	25,906
01/15/21	7.375%	42,000	43,733
10/15/22	6.250%	309,000	324,944

Penske Truck Leasing Co. LP/Finance Corp.(a)
04/01/21	3.300%	2,000,000	2,066,840
02/01/22	3.375%	1,200,000	1,241,064

Ryder System, Inc.
06/01/17	3.500%	1,000,000	1,016,048
11/15/18	2.450%	660,000	669,738
06/01/19	2.550%	1,500,000	1,522,974

Total			20,223,916

WIRELESS 0.4%
America Movil SAB de CV
03/30/20	5.000%	300,000	331,476
07/16/22	3.125%	200,000	206,977

American Tower Corp.
02/15/24	5.000%	665,000	760,518

Crown Castle International Corp.
04/15/22	4.875%	3,075,000	3,420,630

Digicel Group Ltd.(a)
09/30/20	8.250%	600,000	543,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.(a)
09/01/24	4.875%	2,442,000	2,475,577

SFR Group SA(a)
05/15/22	6.000%	944,000	964,768
05/01/26	7.375%	948,000	978,810

Sprint Communications, Inc.
08/15/20	7.000%	102,000	100,470
04/15/22	9.250%	3,650,000	3,832,500
11/15/22	6.000%	44,000	39,820

Sprint Communications, Inc.(a)
11/15/18	9.000%	629,000	690,327
03/01/20	7.000%	1,138,000	1,220,505

Sprint Corp.
09/15/21	7.250%	100,000	98,875
09/15/23	7.875%	525,000	510,295
06/15/24	7.125%	1,560,000	1,454,700
02/15/25	7.625%	14,000	13,291

T-Mobile USA, Inc.
04/28/21	6.633%	2,589,000	2,711,977
01/15/22	6.125%	39,000	41,145
04/28/22	6.731%	767,000	806,309
03/01/23	6.000%	67,000	71,023
04/01/23	6.625%	1,959,000	2,089,998
04/28/23	6.836%	50,000	53,625
01/15/24	6.500%	1,689,000	1,815,675
03/01/25	6.375%	368,000	395,600
01/15/26	6.500%	786,000	860,179

Wind Acquisition Finance SA(a)
04/30/20	6.500%	136,000	142,376
07/15/20	4.750%	185,000	187,313
04/23/21	7.375%	162,000	166,860

Total			26,984,619

WIRELINES 1.3%
AT&T, Inc.
03/15/22	3.800%	1,960,000	2,104,093
02/17/23	3.600%	3,120,000	3,296,071
02/17/26	4.125%	4,085,000	4,438,116
05/15/38	6.400%	1,025,000	1,318,033
03/01/41	6.375%	1,500,000	1,907,761
03/15/42	5.150%	1,140,000	1,270,720
12/15/42	4.300%	2,260,000	2,265,076
06/15/44	4.800%	7,260,000	7,717,017
05/15/46	4.750%	1,150,000	1,229,119
02/15/47	5.650%	1,705,000	2,053,464

Bharti Airtel International Netherlands BV(a)
05/20/24	5.350%	300,000	334,838

CenturyLink, Inc.
03/15/22	5.800%	124,000	128,290
12/01/23	6.750%	597,000	628,343
04/01/24	7.500%	506,000	548,694
04/01/25	5.625%	71,000	69,225

Deutsche Telekom International Finance BV
06/01/32	9.250%	625,000	1,033,219

Frontier Communications Corp.
09/15/20	8.875%	266,000	289,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	31

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/01/21	9.250%	43,000	46,548
09/15/22	10.500%	84,000	91,403
01/15/23	7.125%	88,000	82,940
04/15/24	7.625%	68,000	63,920
01/15/25	6.875%	82,000	73,595
09/15/25	11.000%	1,729,000	1,867,320

Level 3 Communications, Inc.
12/01/22	5.750%	390,000	407,550

Level 3 Financing, Inc.
01/15/21	6.125%	66,000	68,475
08/15/22	5.375%	146,000	152,592
02/01/23	5.625%	330,000	345,675
01/15/24	5.375%	145,000	151,888
05/01/25	5.375%	889,000	933,450

Level 3 Financing, Inc.(a)
03/15/26	5.250%	213,000	220,721

Orange SA(b)
03/01/31	9.000%	1,940,000	3,112,716

Qwest Corp.
09/15/25	7.250%	3,978,000	4,304,101

Telecom Italia SpA(a)
05/30/24	5.303%	381,000	390,049

Telefonica Emisiones SAU
04/27/18	3.192%	870,000	892,510

Verizon Communications, Inc.
09/15/23	5.150%	16,198,000	18,956,033
03/15/24	4.150%	750,000	833,509
03/15/34	5.050%	2,082,000	2,374,028
11/01/34	4.400%	7,065,000	7,512,900
11/01/41	4.750%	2,000,000	2,142,658
11/01/42	3.850%	1,395,000	1,348,499
09/15/43	6.550%	1,000,000	1,358,033
08/21/46	4.862%	1,399,000	1,547,827
03/15/55	4.672%	1,725,000	1,793,940

Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	820,000	852,800
05/15/25	6.375%	362,000	381,986

Total			82,939,685

Total Corporate Bonds & Notes
(Cost: $2,464,575,527)			2,556,344,102

Residential Mortgage-Backed Securities —Agency 18.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K151 Class A3
04/25/30	3.511%	4,290,000	4,798,012

Federal Home Loan Mortgage Corp.
06/01/19 - 07/01/41	4.500%	5,182,220	5,643,563
02/01/20 - 02/01/46	4.000%	50,686,119	54,626,772
04/01/21	9.000%	548	554
01/01/22 - 09/01/39	5.500%	2,879,838	3,246,085
03/01/22 - 08/01/22	8.500%	9,410	10,225
07/01/23 - 05/01/41	5.000%	2,281,939	2,487,196

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/24 - 02/01/25	8.000%	32,453	35,915
10/01/28 - 07/01/32	7.000%	430,340	512,674
03/01/31 - 08/01/46	3.000%	25,388,719	26,406,950
10/01/31 - 07/01/37	6.000%	1,238,794	1,447,203
11/01/36 - 10/01/37	6.500%	550,519	630,862
05/01/43 - 08/01/46	3.500%	122,652,449	129,981,352
CMO Series 3071 Class ZP
11/15/35	5.500%	5,447,496	7,223,786
CMO Series 3741 Class PD
10/15/40	4.000%	1,855,000	2,098,824
CMO Series 3809 Class HZ
02/15/41	4.000%	2,196,609	2,548,387
CMO Series 4247 Class AY
09/15/43	4.500%	1,000,000	1,206,211
CMO Series 4396 Class PZ
06/15/37	3.000%	653,030	670,512
CMO Series 4496 Class PZ
07/15/45	2.500%	588,714	561,232

Federal Home Loan Mortgage Corp.(b) CMO Series 2380 Class F
11/15/31	0.958%	478,093	479,299
CMO Series 2557 Class FG
01/15/33	0.908%	1,103,116	1,100,398
CMO Series 2962 Class PF
03/15/35	0.758%	694,274	695,036
CMO Series 2981 Class FU
05/15/30	0.708%	790,709	786,100
CMO Series 3085 Class FV
08/15/35	1.208%	2,129,752	2,162,361
CMO Series 3785 Class LS
01/15/41	8.885%	2,297,821	2,796,832
CMO Series 3973 Class FP
12/15/26	0.808%	925,042	924,086
CMO Series 4048 Class FJ
07/15/37	0.867%	1,186,269	1,166,830
CMO Series 4238 Class FD
02/15/42	0.808%	3,978,199	3,972,364
CMO Series 4311 Class PF
06/15/42	0.858%	1,368,392	1,370,386
CMO Series 4364 Class FE
12/15/39	0.808%	994,246	993,607

Federal Home Loan Mortgage Corp.(b)(g) CMO IO Series 3404 Class AS
01/15/38	5.387%	6,132,963	1,088,962

Federal Home Loan Mortgage Corp.(c)
04/01/46	4.000%	10,877,940	11,641,245
08/01/46 - 09/01/46	3.000%	19,780,000	20,548,793
09/14/46	4.500%	8,000,000	8,747,500

Federal National Mortgage Association
04/01/23	8.500%	3,872	3,972
06/01/24	9.000%	7,866	8,571
02/01/25 - 08/01/27	8.000%	56,273	64,771
03/01/26 - 07/01/38	7.000%	1,264,151	1,518,955
11/01/26 - 09/01/45	3.000%	59,292,958	61,878,942
04/01/27 - 06/01/32	7.500%	111,699	129,131
09/01/27 - 01/01/31	2.500%	15,454,595	16,009,506
05/01/29 - 10/01/40	6.000%	4,338,838	5,039,825
05/01/32 - 10/01/38	6.500%	413,334	478,260
09/01/32 - 09/01/45	4.000%	83,359,265	90,381,515

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/01/33 - 04/01/41	5.500%	2,155,964	2,470,618
07/01/34 - 10/01/41	5.000%	11,482,677	12,762,630
10/01/40 - 12/01/43	4.500%	15,335,952	16,801,141
CMO Series 2003-82 Class Z
08/25/33	5.500%	253,065	295,410
CMO Series 2009-100 Class PL
12/25/39	5.000%	770,652	949,592
CMO Series 2009-111 Class DA
12/25/39	5.000%	566,762	605,078
CMO Series 2012-103 Class PY
09/25/42	3.000%	1,000,000	1,033,661
CMO Series 2013-15 Class BL
03/25/43	2.500%	2,323,879	2,223,567
CMO Series 2013-17 Class JP
03/25/43	3.000%	650,000	673,015
CMO Series 2015-18 Class NB
04/25/45	3.000%	2,002,796	2,048,902
CMO Series 2016-25 Class LB
05/25/46	3.000%	3,000,000	3,123,908

Federal National Mortgage Association(b)
04/01/34	2.375%	435,750	450,112
CMO Series 2003-134 Class FC
12/25/32	1.124%	3,158,537	3,198,736
CMO Series 2004-93 Class FC
12/25/34	0.724%	1,920,916	1,909,897
CMO Series 2006-71 Class SH
05/25/35	14.362%	308,127	452,929
CMO Series 2007-W7 Class 1A4
07/25/37	36.034%	260,195	401,089
CMO Series 2008-15 Class AS
08/25/36	30.378%	937,386	1,857,344
CMO Series 2010-74 Class WF
07/25/34	1.124%	1,582,559	1,584,017
CMO Series 2010-86 Class FE
08/25/25	0.974%	1,968,692	1,967,203
CMO Series 2010-135 Class FD
06/25/39	1.024%	4,161,272	4,174,415
CMO Series 2010-142 Class HS
12/25/40	9.012%	1,466,479	1,630,527
CMO Series 2010-150 Class FL
10/25/40	1.074%	1,439,684	1,447,340
CMO Series 2011-99 Class KF
10/25/26	0.824%	1,772,964	1,773,034
CMO Series 2012-115 Class MT
10/25/42	4.500%	2,201,869	2,292,801
CMO Series 2012-1 Class FA
02/25/42	1.024%	3,841,544	3,849,981
CMO Series 2012-110 Class CF
10/25/42	1.024%	12,375,101	12,349,113
CMO Series 2012-14 Class FB
08/25/37	0.974%	630,139	632,232
CMO Series 2012-47 Class HF
05/25/27	0.924%	2,632,957	2,633,536
CMO Series 2012-73 Class LF
06/25/39	0.974%	3,632,669	3,632,712
CMO Series 2016-32 Class GT
01/25/43	4.500%	2,314,163	2,358,784
CMO Series 2016-32 Class TG
01/25/43	4.500%	1,938,750	1,985,625

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
10/19/30 - 09/19/31	2.500%	66,920,000	69,078,706
09/19/31 - 09/14/46	3.000%	90,690,000	94,349,572
10/14/45 - 09/14/46	4.000%	48,975,000	52,428,148
09/14/46	3.500%	15,140,000	15,954,367
09/14/46	4.500%	47,510,000	51,897,254

Federal National Mortgage Association(h)
CMO PO STRIPS Series 43 Class 1
09/25/18	0.000%	373	365

Federal National Mortgage Association(p)
10/01/25 - 03/01/46	3.500%	111,305,121	118,150,863

Government National Mortgage Association
05/15/40	5.000%	1,403,189	1,569,108
05/20/41 - 08/20/62	4.500%	2,396,173	2,614,614
02/15/42 - 01/20/46	4.000%	10,598,121	11,365,367
03/20/46 - 04/20/46	3.500%	14,482,880	15,384,630
06/20/46 - 07/20/46	3.000%	16,966,056	17,798,044
08/20/59	5.500%	53,312	54,663
12/20/60	4.305%	120,660	124,248
01/20/61	5.305%	78,781	84,643
04/20/61	4.345%	311,128	319,907
01/20/62	4.651%	71,087	74,854
03/20/62	4.548%	206,670	218,174
05/20/62	4.170%	2,097,309	2,225,575
05/20/62	4.510%	229,256	243,506
05/20/62	4.521%	182,826	193,979
06/20/62	4.598%	169,334	179,580
07/20/62	4.589%	115,996	123,809
08/20/62	4.518%	1,004,017	1,070,520
08/20/62	4.534%	1,952,971	2,079,967
09/20/62	4.526%	1,476,641	1,574,421
10/20/62	4.487%	1,905,248	2,037,274
10/20/62 - 03/20/63	4.490%	166,378	178,880
11/20/62	4.630%	549,295	587,506
11/20/62	4.646%	1,727,246	1,854,805
12/20/62	4.604%	1,935,021	2,069,856
02/20/63	4.287%	241,648	260,649
02/20/63	4.337%	453,857	486,941
02/20/63	4.437%	1,085,108	1,164,649
02/20/63	4.568%	244,880	262,516
03/20/63	4.556%	611,308	658,637
04/20/63	4.211%	1,703,455	1,838,517
04/20/63	4.451%	1,547,590	1,667,634
04/20/63	4.505%	103,415	111,434
04/20/63	4.511%	257,829	277,794
04/20/63	4.759%	31,832	33,138
05/20/63	4.401%	1,898,240	2,048,351
05/20/63	4.433%	2,386,172	2,579,480
06/20/63	4.404%	980,609	1,057,477
06/20/63	4.423%	4,944,597	5,349,176
06/20/63	4.543%	1,274,976	1,383,458
06/20/63	4.566%	3,177,325	3,437,444
01/20/64	4.730%	116,024	122,287
12/20/64	4.523%	1,462,092	1,563,351
02/20/66	4.476%	3,739,049	4,257,826
02/20/66	4.545%	2,509,843	2,863,124
04/20/66	4.580%	2,459,315	2,825,149
CMO Series 2013-170 Class WZ
11/16/43	3.000%	722,899	726,884

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	33

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
03/20/66	1.815%	1,000,290	1,014,219
04/20/66	1.376%	1,040,903	1,043,888
CMO Series 2003-60 Class GS
05/16/33	11.572%	542,076	639,186
CMO Series 2004-26 Class XF
04/16/34	0.807%	3,846,958	3,848,458
CMO Series 2010-145 Class GF
11/20/35	0.962%	5,642,340	5,648,056
CMO Series 2012-H21 Class CF
05/20/61	1.170%	622,058	622,905
CMO Series 2012-H21 Class DF
05/20/61	1.120%	554,657	555,096
CMO Series 2012-H22 Class FD
01/20/61	0.940%	695,388	694,327
CMO Series 2013-115 Class EF
04/16/28	0.757%	1,071,274	1,069,015
CMO Series 2013-H05 Class FB
02/20/62	0.870%	724,481	722,829
CMO Series 2013-H17 Class FA
07/20/63	1.020%	875,390	873,556
CMO Series 2013-H18 Class EA
07/20/63	0.970%	847,858	844,405
CMO Series 2013-H19 Class FC
08/20/63	1.070%	5,447,297	5,446,411
CMO Series 2016-H04 Class FG
12/20/61	1.170%	1,689,201	1,686,725
CMO Series 2016-H13 Class FT
05/20/66	1.092%	10,938,092	10,930,984
CMO Series 2016-H10 Class FJ
04/20/66	1.094%	9,861,208	9,856,801

Government National Mortgage Association(b)(g)
CMO IO Series 2014-H20 Class HI
10/20/64	1.149%	4,684,266	289,839
CMO IO Series 2015-189 Class IG
01/16/57	0.934%	32,324,845	2,287,335
CMO IO Series 2015-9 Class IO
02/16/49	1.195%	34,822,833	2,494,520

Government National Mortgage Association(c)
10/21/45 - 09/21/46	3.000%	35,720,000	37,394,275
10/21/45 - 09/21/46	3.500%	74,325,000	78,877,245
09/21/46	4.000%	3,825,000	4,101,864
09/21/46	4.500%	3,500,000	3,850,000

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,232,536,782)			1,247,347,571

Residential Mortgage-Backed Securities — Non-Agency 2.6%
ASG Resecuritization Trust(a)(b) CMO Series 2009-2 Class G70
05/24/36	3.135%	1,925,000	1,922,517
CMO Series 2009-2 Class G75
05/24/36	3.135%	1,925,000	1,938,660

Asset-Backed Securities Corp. Home Equity Loan Trust CMO Series 2006-HE1 Class A4(b)
01/25/36	0.824%	3,230,000	2,822,557

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a)
CMO Series 2013-RR5 Class 3A1
09/26/36	3.500%	1,056,950	1,054,529
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	820,026	818,825
CMO Series 2013-RR2 Class 7A1
07/26/36	3.000%	502,854	502,854

BCAP LLC Trust(a)(b)
CMO Series 2012-RR11 Class 2A1
08/26/36	0.608%	366,533	363,003
CMO Series 2012-RR10 Class 9A1
10/26/35	3.008%	266,104	267,748
CMO Series 2015-RR2 Class 23A1
03/28/37	0.662%	4,721,862	4,589,751

BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 1A2
02/25/47	0.684%	1,214,083	1,161,190

Banc of America Funding Trust CMO Series 2006-3 Class 4A14
03/25/36	6.000%	2,035,581	1,853,872
CMO Series 2006-3 Class 5A3
03/25/36	5.500%	1,830,490	1,706,377

Banc of America Funding Trust(a)(b) CMO Series 2012-R5 Class A
10/03/39	0.756%	83,967	83,880

Banc of America Funding Trust(b)
CMO Series 2006-D Class 3A1
05/20/36	3.291%	2,819,581	2,472,284

Bayview Opportunity Master Fund Trust CMO Series 2014-16RP Class A(a)(b)
11/28/29	3.844%	927,547	932,773

Carrington Mortgage Loan Trust CMO Series 2006-NC3 Class A3(b)
08/25/36	0.674%	3,800,000	2,508,555

Citicorp Mortgage Securities Trust CMO Series 2007-8 Class 1A3
09/25/37	6.000%	1,248,849	1,288,703

Citigroup Mortgage Loan Trust, Inc.(a) CMO Series 15-PS1 Class A1
09/25/42	3.750%	2,426,376	2,508,241

Citigroup Mortgage Loan Trust, Inc.(a)(b) CMO Series 2012-7 Class 12A1
03/25/36	2.870%	327,919	325,503
CMO Series 2012-9 Class 1A1
02/20/36	2.767%	584,861	577,468
CMO Series 2013-2 Class 1A1
11/25/37	2.897%	838,070	836,311
CMO Series 2014-12 Class 3A1
10/25/35	3.046%	3,156,691	3,156,626
CMO Series 2015-A Class A4
06/25/58	4.250%	1,877,763	1,944,838

Countrywide Home Equity Loan Trust CMO Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	343,829	342,766
CMO Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	298,046	296,522

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Countrywide Home Loan Mortgage Pass-Through Trust CMO Series 2007-HY5 Class 1A1(b)
09/25/47	3.243%	1,436,367	1,253,586

Credit Suisse Mortgage Capital Certificates(a)(b) CMO Series 2009-14R Class 4A9
10/26/35	3.008%	3,776,000	3,790,540
CMO Series 2011-12R Class 3A1
07/27/36	2.690%	4,747,957	4,689,777
CMO Series 2011-16R Class 7A3
12/27/36	3.500%	177,344	176,959
CMO Series 2011-17R Class 3A1
10/27/35	2.478%	71,664	71,500
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	2,989,027	3,010,262

Credit Suisse Securities (USA) LLC CMO Series 2014-RPL1 Class A1(a)(b)
02/25/54	3.250%	2,401,633	2,379,522

Credit-Based Asset Servicing & Securitization LLC CMO Series 2005-CB7 Class AF3(b)
11/25/35	4.011%	2,121,991	2,142,890

Credit-Based Asset Servicing and Securitization LLC CMO Series 2007-CB1 Class AF3(b)
01/25/37	3.941%	4,787,559	2,355,329

Downey Savings & Loan Association Mortgage Loan Trust(b) CMO Series 2005-AR6 Class 2A1A
10/19/45	0.804%	2,958,560	2,512,771
CMO Series 2006-AR2 Class 2A1A
10/19/36	0.714%	3,548,783	2,915,149

Fannie Mae Connecticut Avenue Securities CMO Series 14-C02 Class 1M2(b)
05/25/24	3.088%	1,390,000	1,357,197

Federal National Mortgage Association CMO Series 2014-C03 Class 1M2(b)
07/25/24	3.488%	2,470,000	2,460,330

First Horizon Mortgage Pass-Through Trust CMO Series 2007-AR1 Class 1A1(b)
05/25/37	3.060%	942,309	774,836

Freddie Mac Structured Agency Credit Risk Debt Notes CMO Series 14-DN2 Class M2(b)
04/25/24	2.174%	3,850,000	3,882,428

GFT Mortgage Loan Trust CMO Series 2015-GFT1 Class A(a)(b)
01/25/55	3.721%	15,436	15,445

GSR Mortgage Loan Trust CMO Series 2006-AR2 Class 2A1(b)
04/25/36	2.907%	3,353,333	2,951,168

GreenPoint Mortgage Funding Trust CMO Series 2006-AR8 Class 1A2A(b)
01/25/47	0.704%	1,290,635	1,258,379

JPMorgan Mortgage Trust CMO Series 2006-S2 Class 2A2
06/25/21	5.875%	1,215,264	1,172,163
CMO Series 2007-S1 Class 1A2
03/25/22	5.500%	491,798	496,535

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/36	4.000%	976,441	974,125

JPMorgan Resecuritization Trust(a)(b) CMO Series 2014-1 Class 1016
03/26/36	2.851%	4,000,000	3,956,864

Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
10/25/35	1.324%	2,507,606	2,433,903
CMO Series 2005-5N Class 3A1A
11/25/35	0.824%	4,461,707	3,812,370

MASTR Alternative Loan Trust CMO Series 2004-12 Class 4A1
12/25/34	5.500%	1,413,057	1,489,994

Mill City Mortgage Trust CMO Series 2016-1 Class A1(a)
04/25/57	2.500%	2,020,000	2,032,966

Morgan Stanley Mortgage Loan Trust CMO Series 2005-2AR Class A(b)
04/25/35	0.784%	5,798,504	5,368,810

Morgan Stanley Re-Remic Trust(a)(b) CMO Series 2010-R1 Class 2B
07/26/35	2.946%	1,730,803	1,720,248
CMO Series 2013-R3 Class 10A
10/26/35	3.008%	316,789	316,112

Morgan Stanley Resecuritization Trust(a)(b) CMO Series 2013-R9 Class 2A
06/26/46	2.970%	438,093	435,498
CMO Series 2013-R9 Class 4A
06/26/46	2.869%	685,803	681,589

MortgageIT Trust CMO Series 2005-5 Class A1(b)
12/25/35	0.784%	3,204,429	2,875,133

Nationstar Home Equity Loan Trust CMO Series 2007-B Class 2AV3(b)
04/25/37	0.774%	7,509,000	6,704,015

Nomura Asset Acceptance Corp. Alternative Loan Trust(b) CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	90,711	90,093
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	574,502	570,482

Nomura Resecuritization Trust(a)(b) CMO Series 2012-3R Class 1A1
01/26/37	0.626%	655,236	634,001
CMO Series 2014-6R Class 3A1
01/26/36	0.748%	1,932,209	1,813,732

RALI Trust(b) CMO Series 2005-QA4 Class A41
04/25/35	3.328%	2,029,420	1,959,234

RALI Trust(b)(g) CMO IO Series 2006-QS18 Class 1AV
12/25/36	0.423%	72,012,947	1,307,107
CMO IO Series 2006-QS9 Class 1AV
07/25/36	0.610%	33,228,881	740,845

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	35

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2007-QS1 Class 2AV
01/25/37	0.165%	73,456,161	516,206

RFMSI Trust(b) CMO Series 2005-SA5 Class 1A
11/25/35	3.153%	2,843,364	2,336,935
CMO Series 2006-SA4 Class 2A1
11/25/36	4.034%	810,294	710,254

Residential Asset Mortgage Products Trust CMO Series 2006-RZ3 Class A3(b)
08/25/36	0.814%	4,781,000	4,444,356

Selene Non-Performing Loans LLC CMO Series 2014-1A Class A(a)(b)
05/25/54	2.981%	149,128	148,178

Structured Adjustable Rate Mortgage Loan Trust(b) CMO Series 2004-20 Class 1A2
01/25/35	2.911%	1,568,104	1,486,625
CMO Series 2006-5 Class 1A1
06/25/36	3.079%	3,309,463	2,791,508

Structured Asset Securities Corp. Mortgage Loan Trust CMO Series 2006-GEL4 Class A3(a)(b)
10/25/36	0.824%	8,831,000	8,179,771

Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(b)
12/25/34	5.240%	6,821	6,932

Towd Point Mortgage Trust CMO Series 2016-2 Class A1A(a)(b)
08/25/55	2.750%	2,762,504	2,795,885

Trust Company of the West(c) CMO Series TCW-1063
09/16/56	2.250%	3,710,000	3,777,244

VML LLC CMO Series 2014-NPL1 Class A1(a)
04/27/54	3.875%	539,721	537,277

WaMu Asset-Backed Certificates CMO Series 2007-HE1 Class 2A3(b)
01/25/37	0.674%	5,834,744	3,192,302

WaMu Mortgage Pass-Through Certificates(b) CMO Series 2003-AR8 Class A
08/25/33	2.696%	1,120,227	1,130,783
CMO Series 2005-AR11 Class A1A
08/25/45	0.844%	2,661,724	2,463,325
CMO Series 2005-AR17 Class A1A1
12/25/45	0.794%	6,264,003	5,994,601
CMO Series 2005-AR2 Class 2A1A
01/25/45	0.834%	2,786,426	2,636,345
CMO Series 2005-AR8 Class 2A1A
07/25/45	0.814%	2,289,950	2,155,246
CMO Series 2005-AR9 Class A1A
07/25/45	1.164%	2,135,712	2,015,842
CMO Series 2006-AR4 Class 1A1A
05/25/46	1.429%	3,906,388	3,550,937
CMO Series 2006-AR5 Class A12A
06/25/46	1.469%	1,208,893	1,120,413
CMO Series 2007-HY3 Class 1A1
03/25/37	2.404%	1,155,930	920,155

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-OC2 Class A3
06/25/37	0.834%	4,958,847	3,960,872

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $161,994,381)			172,732,232

Commercial Mortgage-Backed Securities — Agency 1.7%
FREMF Mortgage Trust(a)(b)
Series 2014-K714 Class B
01/25/47	3.981%	1,000,000	1,040,858
Series 2014-K717 Class B
11/25/47	3.754%	2,400,000	2,484,983
Subordinated, Series 2011-K12 Class B
01/25/46	4.492%	3,225,000	3,476,947
Subordinated, Series 2014-K715 Class B
02/25/46	4.122%	3,516,000	3,689,316
Subordinated, Series 2015-K49 Class B
10/25/48	3.848%	2,770,000	2,769,339

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series KSCT Class A2
01/25/20	4.285%	2,585,000	2,821,344
Series 20K050 Class A2
08/25/25	3.334%	2,440,000	2,691,326
Series 20K720 Class A2
06/25/22	2.716%	3,250,000	3,421,512
Series K055 Class A2
03/25/26	2.673%	12,440,000	13,056,162
Series KP03 Class A2
07/25/19	1.780%	2,075,000	2,089,202

Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates CMO Series K-006 Class B(a)(b)
12/25/46	5.533%	2,800,000	3,055,999

Federal Home Loan Mortgage Corp. Series 20K050 Class A1
01/25/25	2.802%	2,656,854	2,792,665

Federal National Mortgage Association
05/01/18	3.840%	2,110,000	2,177,584
07/01/20	3.950%	3,955,000	4,276,685
09/01/20	3.584%	5,087,722	5,457,137
10/01/20	3.426%	3,900,000	4,192,871
12/01/20	3.523%	4,873,701	5,228,455
12/01/20	3.763%	6,429,402	6,941,266
04/01/21	4.242%	5,297,323	5,839,474
04/01/21	4.250%	3,730,000	4,132,895
05/01/21	4.394%	1,824,468	2,031,799
03/01/24	3.550%	3,192,259	3,526,547
03/01/26	2.860%	4,325,000	4,560,398
02/01/28	3.280%	3,030,000	3,319,684
05/01/28	3.010%	3,209,450	3,414,929
08/01/29	3.580%	2,171,593	2,405,408
09/01/30	3.380%	1,645,000	1,803,556
03/01/31	3.200%	2,150,000	2,324,985
08/01/34	3.760%	2,035,000	2,286,604
02/01/35	3.330%	2,035,000	2,205,230

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association CMO Series 2013-H08 Class FA(b)
03/20/63	0.820%	831,575	823,410

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $107,361,722)			110,338,570

Commercial Mortgage-Backed Securities — Non-Agency 5.5%
225 Liberty Street Trust Series 2016-225L Class A(a)
02/10/36	3.597%	2,115,000	2,313,375

American Homes 4 Rent Trust(a) Series 2014-SFR3 Class A
12/17/36	3.678%	776,737	835,553
Series 2015-SFR2 Class A
10/17/45	3.732%	2,193,147	2,373,429

BB-UBS Trust Series 2012-TFT Class A(a)
06/05/30	2.892%	6,260,000	6,366,094

BBCMS Mortgage Trust(a) Subordinated, Series 2016-ETC Class A
08/14/36	2.937%	13,500,000	13,950,556
Subordinated, Series 2016-ETC Class B
08/14/36	3.189%	900,000	928,422
Subordinated, Series 2016-ETC Class C
08/14/36	3.391%	770,000	794,336

BBCMS Mortgage Trust(a)(b)
Series 2016-ETC Class D
08/14/36	3.729%	2,790,000	2,811,946

Banc of America Commercial Mortgage Trust Series 2007-4 Class AM(b)
02/10/51	6.000%	2,300,000	2,375,570

Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2015-200P Class A(a)
04/14/33	3.218%	3,000,000	3,189,913

CD Mortgage Trust
Series 2016-CD1 Class A2
08/10/49	2.453%	1,990,000	2,041,181
Series 2016-CD1 Class A3
08/10/49	2.459%	17,000,000	17,093,024

CFCRE Commercial Mortgage Trust Series 2016-C4 Class A4
05/10/58	3.283%	5,900,000	6,261,974

CGGS Commercial Mortgage Trust Series 2016-RNDA Class AFX(a)
02/10/33	2.757%	6,400,000	6,498,621

CGRBS Commercial Mortgage Trust Series 2013-VNO5 Class A(a)
03/13/35	3.369%	1,445,000	1,540,757

Citigroup Commercial Mortgage Trust Series 2013-GC11 Class AS
04/10/46	3.422%	2,200,000	2,302,652

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-GC33 Class AS
09/10/58	4.114%	2,000,000	2,221,880
Series 2016-C1 Class A4
05/10/49	3.209%	13,500,000	14,333,763
Series 2016-GC37 Class A4
04/10/49	3.314%	17,800,000	19,008,015
Series 2016-P3 Class A3
04/15/49	3.063%	4,500,000	4,747,679

Commercial Mortgage Pass-Through Certificates Series 2012-LTRT Class A2(a)
10/05/30	3.400%	3,793,000	3,946,677

Commercial Mortgage Trust Series 2013-LC6 Class AM
01/10/46	3.282%	1,235,000	1,301,096
Series 2014-UBS4 Class A5
08/10/47	3.694%	5,000,000	5,441,841
Series 2014-UBS6 Class A4
12/10/47	3.378%	3,605,000	3,853,742
Series 2015-CR26 Class A4
10/10/48	3.630%	2,500,000	2,720,849
Series 2015-DC1 Class A5
02/10/48	3.350%	7,105,000	7,591,432
Series 2015-LC19 Class A4
02/10/48	3.183%	835,000	887,616
Series 2015-PC1 Class A5
07/10/50	3.902%	5,515,000	6,109,072

Commercial Mortgage Trust(a) Series 2016-787S Class A
02/10/36	3.545%	2,115,000	2,306,007

Credit Suisse Commercial Mortgage Trust(b) Series 2007-C2 Class A1A
01/15/49	5.526%	4,973,527	5,035,762
Series 2007-C3 Class A4
06/15/39	5.889%	517,009	523,250

Credit Suisse Mortgage Capital Trust Series 2014-USA Class A2(a)
09/17/37	3.953%	5,000,000	5,466,791

DBUBS Mortgage Trust Series 2011-LC2A Class A4(a)
07/10/44	4.537%	11,605,000	12,866,475

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K056 Class A2
05/25/26	2.525%	6,137,000	6,364,008

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(b)(g) CMO IO Series K028 Class X1
02/25/23	0.472%	129,989,104	2,346,004
CMO IO Series K055 Class X1
03/25/26	1.503%	2,173,528	227,658
CMO IO Series K152 Class X1
01/25/31	1.097%	4,445,726	423,507
CMO IO Series K718 Class X1
01/25/22	0.770%	23,766,918	693,419

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	37

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage Securities Trust Series 2015-GC34 Class A3
10/10/48	3.244%	15,000,000	15,963,235

GS Mortgage Securities Trust(b) Series 2007-GG10 Class A4
08/10/45	5.988%	1,758,130	1,789,095

General Electric Capital Assurance Co. Series 2003-1 Class A5(a)
05/12/35	5.743%	1,061,408	1,142,502

Government National Mortgage Association(b)(g) CMO IO Series 2011-38 Class IO
04/16/53	0.100%	16,594,866	361,018
CMO IO Series 2013-162 Class IO
09/16/46	0.996%	36,619,299	1,861,048
CMO IO Series 2015-114
03/15/57	1.044%	5,291,320	380,117
CMO IO Series 2015-125 Class IB
01/16/55	1.360%	71,888,367	5,155,744
CMO IO Series 2015-146 Class IC
07/16/55	0.869%	42,131,758	2,422,054
CMO IO Series 2015-171 Class IO
11/16/55	0.894%	14,775,294	1,036,744
CMO IO Series 2015-174 Class IO
11/16/55	0.953%	55,703,744	3,762,186
CMO IO Series 2015-21 Class IO
07/16/56	1.127%	17,378,351	1,244,766
CMO IO Series 2015-41 Class IO
09/16/56	1.039%	13,167,485	975,333
CMO IO Series 2015-70 Class IO
12/16/49	1.119%	24,385,028	1,747,012

Houston Galleria Mall Trust Series 2015-HGLR Class A1A2(a)
03/05/37	3.087%	1,700,000	1,754,370

Irvine Core Office Trust Series 2013-IRV Class A1(a)
05/15/48	2.068%	1,814,543	1,827,588

JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class A3
01/15/48	3.231%	360,000	383,234
Series 2015-C27 Class A4
02/15/48	3.179%	2,220,000	2,348,455
Series 2015-C28 Class A4
10/15/48	3.227%	2,925,000	3,103,653
Series 2015-C28 Class AS
10/15/48	3.532%	4,500,000	4,781,614
Series 2015-C30 Class A5
07/15/48	3.822%	5,550,000	6,141,532
Series 2015-C31 Class A3
08/15/48	3.801%	4,265,000	4,714,609

JPMCC Re-REMIC Trust Series 2016-GG10 Class AMA(a)(b)
08/15/45	5.988%	5,600,000	5,609,615

JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-C1 Class A4
02/15/51	5.716%	5,644,776	5,803,343
Series 2013-C13 Class A3
01/15/46	3.525%	3,960,000	4,169,281

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a) Series 2011-C3 Class A2
02/15/46	3.673%	30,127	30,143
Series 2011-C3 Class A3
02/15/46	4.388%	7,715,000	7,967,636
Series 2011-C4 Class A3
07/15/46	4.106%	8,632,133	8,969,765

JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR1 Class A4B1(a)
03/18/51	1.000%	1,250,000	1,232,984

LB Commercial Mortgage Trust Series 2007-C3 Class AM(b)
07/15/44	6.114%	1,415,000	1,449,115

LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3
02/15/40	5.430%	1,290,769	1,303,729

Merrill Lynch Mortgage Trust Series 2007-C1 Class A4(b)
06/12/50	6.023%	2,700,000	2,764,494

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A3
02/15/48	2.988%	1,125,000	1,165,916
Series 2015-C21 Class A3
03/15/48	3.077%	525,000	554,206
Series 2016-C29 Class A2
05/15/49	2.786%	1,340,000	1,385,280
Series 2016-C29 Class ASB
05/15/49	3.140%	1,000,000	1,056,491

Morgan Stanley Capital I Trust Series 2007-IQ14 Class A2
04/15/49	5.610%	3,080,837	3,078,854
Series 2007-IQ16 Class AM
12/12/49	6.256%	3,000,000	3,112,710
Series 2016-UB11 Class A3
08/15/49	2.531%	8,500,000	8,572,845

Morgan Stanley Capital I Trust(a) Series 2014-150E Class A
09/09/32	3.912%	2,325,000	2,561,928

Morgan Stanley Re-Remic Trust(a)(b) Series 2009-GG10 Class A4B
08/12/45	5.988%	1,770,000	1,794,207
Series 2010-GG10 Class A4B
08/15/45	5.988%	1,410,000	1,433,979

ORES NPL LLC Series 2014-LV3 Class A(a)
03/27/24	3.000%	96,716	96,716

RBS Commercial Funding, Inc., Trust Series 2013-GSP Class A(a)(b)
01/13/32	3.961%	2,420,000	2,665,310

Rialto Real Estate Fund LLC Series 2014-LT6 Class A(a)
09/15/24	2.750%	121,632	121,632

Rialto Real Estate Fund LP Series 2014-LT5 Class A(a)
05/15/24	2.850%	143,247	142,973

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SG Commercial Mortgage Securities Trust Series 2016-C5 Class A4
10/10/48	3.055%	5,120,000	5,327,963

UBS-Barclays Commercial Mortgage Trust Series 2013-C6 Class AS
04/10/46	3.469%	800,000	854,472

UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class AS(a)
01/10/45	5.154%	3,600,000	4,091,067

WF-RBS Commercial Mortgage Trust Series 2013-C18 Class A2
12/15/46	3.027%	1,440,000	1,486,590
Series 2014-C24 Class A3
11/15/47	3.428%	1,345,000	1,423,434
Series 2014-C24 Class A5
11/15/47	3.607%	7,145,000	7,785,115
Series 2014-C25 Class AS
11/15/47	3.984%	1,675,000	1,840,843

WF-RBS Commercial Mortgage Trust(a) Series 2011-C4 Class A3
06/15/44	4.394%	5,657,583	5,926,785

Wells Fargo Commercial Mortgage Trust Series 2013-LC12 Class A4
07/15/46	4.218%	5,090,000	5,745,769
Series 2015-C26 Class A4
02/15/48	3.166%	2,430,000	2,571,431
Series 2015-C28 Class AS
05/15/48	3.872%	750,000	821,395
Series 2015-LC20 Class A4
04/15/50	2.925%	1,965,000	2,042,605
Series 2015-SG1 Class A4
12/15/47	3.789%	7,450,000	8,233,611
Series 2016-C33 Class A4
03/15/59	3.426%	1,500,000	1,622,432

Wells Fargo Commercial Mortgage Trust(a) Series 2010-C1 Class A2
11/15/43	4.393%	1,930,000	2,104,771

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $359,700,551)			361,911,290

Asset-Backed Securities — Agency 0.4%
United States Small Business Administration Series 2012-20C Class 1
03/01/32	2.510%	415,492	425,488
Series 2012-20G Class 1
07/01/32	2.380%	1,136,296	1,159,797
Series 2012-20I Class 1
09/01/32	2.200%	1,156,022	1,172,033
Series 2012-20J Class 1
10/01/32	2.180%	9,850,676	9,925,709
Series 2012-20L Class 1
12/01/32	1.930%	518,187	516,309
Series 2013-20C Class 1
03/01/33	2.220%	392,683	398,417

Asset-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-20E Class 1
05/01/33	2.070%	1,499,833	1,508,494
Series 2014-20D Class 1
04/01/34	3.110%	1,479,065	1,565,239
Series 2014-20F Class 1
06/01/34	2.990%	1,892,155	1,979,221
Series 2014-20I Class 1
09/01/34	2.920%	333,166	347,400
Series 2015-20C Class 1
03/01/35	2.720%	778,717	806,602
Series 2016-20F Class 1
06/01/36	2.180%	3,975,000	4,014,360

Total Asset-Backed Securities — Agency
(Cost: $23,054,109)			23,819,069

Asset-Backed Securities — Non-Agency 11.1%
A Voce CLO Ltd. Series 2014-1A Class A1B(a)(b)
07/15/26	2.140%	2,290,000	2,280,874

ARI Fleet Lease Trust Series 2014-A Class A2(a)
11/15/22	0.810%	135,035	134,882

Access Group, Inc. Series 2005-2 Class A3(b)
11/22/24	0.991%	838,500	832,057

Adams Mill CLO Ltd. Series 2014-1A Class A1(a)(b)
07/15/26	2.160%	15,000,000	14,975,955

Ally Auto Receivables Trust Series 2015-SN1 Class A2B(b)
06/20/17	0.892%	256,334	256,355

Ally Master Owner Trust Series 2014-5 Class A1(b)
10/15/19	0.998%	800,000	800,206

AmeriCredit Automobile Receivables Trust Subordinated, Series 2016-3 Class C
04/08/22	2.240%	6,430,000	6,443,579

AmeriCredit Automobile Receivables Trust(b) Series 2016-2 Class A2B
10/08/19	1.198%	1,300,000	1,300,000

Anchorage Capital CLO 8 Ltd. Series 2016-8A Class A1(a)(b)
07/28/28	2.371%	14,000,000	14,007,462

Apidos CLO XVII Series 2014-17A Class A1A(a)(b)
04/17/26	2.179%	4,675,000	4,675,229

Ares XXX CLO Ltd. Series 2014-30A Class A2(a)(b)
04/20/23	1.546%	1,155,511	1,148,046

Ares XXXIX CLO Ltd. Series 2016-39A Class A(a)(b)
07/18/28	2.218%	14,000,000	14,014,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	39

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ascentium Equipment Receivables LLC Series 2015-2A Class A2(a)
12/11/17	1.570%	1,164,711	1,165,048

Avis Budget Rental Car Funding AESOP LLC(a) Series 2013-1A Class A
09/20/19	1.920%	3,170,000	3,164,908
Series 2014-1A Class A
07/20/20	2.460%	3,140,000	3,161,512
Series 2015-2A Class A
12/20/21	2.630%	3,125,000	3,153,875
Series 2016-2A Class A
11/20/22	2.720%	8,600,000	8,648,809

BA Credit Card Trust Series 2014-A2 Class A(b)
09/16/19	0.778%	3,660,000	3,662,533

BMW Vehicle Owner Trust Series 2013-A Class A3
11/27/17	0.670%	224,369	224,333

Babson CLO Ltd. Series 2015-IA Class A(a)(b)
04/20/27	2.126%	5,000,000	4,990,365

Ballyrock CLO Ltd. Series 2016-1A Class A(a)(b)(c)(f)
10/15/28	0.000%	16,500,000	16,491,750

Barclays Dryrock Issuance Trust(b) Series 2014-1 Class A
12/16/19	0.868%	4,160,000	4,161,942
Series 2014-2 Class A
03/16/20	0.848%	3,990,000	3,992,524

Benefit Street Partners CLO II Ltd. Series 2013-IIA Class A1(a)(b)
07/15/24	1.880%	11,200,000	11,134,368

Brazos Higher Education Authority, Inc. Series 2005-1 Class 1A3(b)
09/26/22	0.750%	493,274	492,682

CIT Education Loan Trust Series 2007-1 Class B(a)(b)
06/25/42	0.940%	956,304	831,572

CNH Equipment Trust Series 2015-B Class A2A
08/15/18	0.840%	714,476	713,674

CNH Equipment Trust(b) Series 2015-B Class A2B
08/15/18	0.798%	961,098	960,807

CPS Auto Receivables Trust Subordinated, Series 2016-B Class B(a)
09/15/20	3.180%	1,970,000	1,963,593

Cabela’s Credit Card Master Note Trust Series 2015-2 Class A1
07/17/23	2.250%	2,675,000	2,731,678

Cabela’s Credit Card Master Note Trust(a)(b) Series 2012-1A Class A2
02/18/20	1.038%	1,570,000	1,570,851

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cabela’s Master Credit Card Trust Series 2014-1 Class A(b)
03/16/20	0.858%	540,000	539,738

California Republic Auto Receivables Trust Series 2016-2 Class A3
07/15/20	1.560%	1,980,000	1,980,337

Capital Auto Receivables Asset Trust Series 2015-2 Class A3
09/20/19	1.730%	505,000	506,022

Capital Auto Receivables Asset Trust(b) Series 2015-2 Class A1B
10/20/17	0.912%	418,864	418,607

Capital One Multi-Asset Execution Trust Series 2016-A1(b)
02/15/22	0.958%	6,295,000	6,325,578

Carmax Auto Owner Trust Series 2016-3 Class A3
05/17/21	1.390%	4,365,000	4,347,982

Chancelight, Inc. Series 2012-2 Class A(a)(b)
04/25/39	1.254%	1,834,794	1,780,589

Chase Issuance Trust Series 2016-A4 Class A4
07/15/22	1.490%	6,245,000	6,239,486

Chase Issuance Trust(b) Series 2012-A10 Class A10
12/16/19	0.768%	3,380,000	3,381,283
Series 2016-A1 Class A
05/17/21	0.918%	9,505,000	9,544,453
Series 2016-A3 Class A3
06/15/23	1.058%	9,300,000	9,317,559
Subordinated, Series 2007-B1 Class B1
04/15/19	0.758%	3,000,000	2,996,246

Chesapeake Funding II LLC Series 2016-2A Class A2(a)(b)
06/15/28	1.508%	2,800,000	2,802,799

Chesapeake Funding LLC(a)(b) Series 2013-1A Class A
01/07/25	0.948%	673,388	673,220
Series 2014-1A Class A
03/07/26	0.918%	3,255,590	3,246,554
Series 2015-1A Class A
02/07/27	0.965%	1,611,339	1,608,671

Citibank Credit Card Issuance Trust Series 2014-A6 Class A6
07/15/21	2.150%	1,470,000	1,502,088

Conn’s Receivables Funding LLC Series 2016-A Class A(a)
04/16/18	4.680%	1,924,474	1,923,813

Credit Acceptance Auto Loan Trust Subordinated, Series 2016-2A Class B(a)
05/15/24	3.180%	6,300,000	6,308,998

DRB Prime Student Loan Trust Series 2016-B Class A2(a)
06/25/40	2.890%	2,135,724	2,129,956

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DT Auto Owner Trust Subordinated, Series 2014-1A Class D(a)
01/15/21	3.980%	2,700,000	2,736,704

Dell Equipment Finance Trust(a) Series 2016-1 Class A2
09/24/18	1.430%	880,000	878,101

Dell Equipment Finance Trust(a)(b) Series 2015-2 Class A2B
12/22/17	1.412%	719,850	720,671

Discover Card Execution Note Trust Series 2015-A2 Class A
10/17/22	1.900%	2,390,000	2,426,907

Drive Auto Receivables Trust Subordinated, Series 2016-BA Class C(a)
07/15/22	3.190%	6,755,000	6,803,942

Dryden XXIV Senior Loan Fund Series 2012-24RA Class AR(a)(b)
11/15/23	2.107%	2,560,000	2,553,772

EFS Volunteer No. 2 LLC Series 2012-1 Class A2(a)(b)
03/25/36	1.874%	2,700,000	2,660,189

Earnest Student Loan Program LLC Series 2016-C Class A1(a)(b)
10/27/36	2.326%	1,400,000	1,399,969

Education Loan Asset-Backed Trust I Series 2013-1 Class A2(a)(b)
04/26/32	1.324%	4,650,000	4,400,035

Educational Funding of the South, Inc. Series 2011-1 Class A2(b)
04/25/35	1.365%	3,925,562	3,860,015

Enterprise Fleet Financing LLC(a) Series 2014-2 Class A2
03/20/20	1.050%	1,330,816	1,326,741
Series 2015-1 Class A2
09/20/20	1.300%	1,970,741	1,965,338
Series 2015-2 Class A2
02/22/21	1.590%	2,523,745	2,524,483
Series 2016-2 Class A2
02/22/22	1.740%	1,600,000	1,594,807

First Franklin Mortgage Loan Trust(b) Series 2006-FF18 Class A2D
12/25/37	0.734%	4,261,711	2,669,686
Series 2007-FF2 Class A2B
03/25/37	0.624%	6,020,133	3,386,330

Flagship Credit Auto Trust(a) Subordinated, Series 2015-3 Class B
03/15/22	3.680%	827,000	826,706
Subordinated, Series 2016-2
09/15/22	3.840%	1,855,000	1,855,986
Subordinated, Series 2016-3 Class B
06/15/21	2.430%	2,195,000	2,192,506

Ford Credit Auto Owner Trust
12/15/18	1.120%	512,550	512,803
Series 2016-B Class A3
10/15/20	1.330%	2,115,000	2,120,534

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Owner Trust(a) Series 2014-2 Class A
04/15/26	2.310%	5,760,000	5,881,428
Series 2015-1 Class A
07/15/26	2.120%	8,805,000	8,917,611
Series 2015-2 Class A
01/15/27	2.440%	2,655,000	2,724,301
Series 2016-2 Class A
12/15/27	2.030%	4,840,000	4,867,773

Ford Credit Floorplan Master Owner Trust Series 2013-2 Class A(a)
03/15/22	2.090%	3,775,000	3,821,293

GE Dealer Floorplan Master Note Trust(b) Series 2012-2 Class A
04/22/19	1.262%	2,310,000	2,316,918
Series 2014-1 Class A
07/20/19	0.892%	2,770,000	2,765,285
Series 2015-1 Class A
01/20/20	1.012%	5,840,000	5,826,483

GM Financial Automobile Leasing Trust Series 2015-1 Class A2
12/20/17	1.100%	2,743,306	2,743,274
Series 2015-3 Class A3
03/20/19	1.690%	1,755,000	1,764,021
Series 2016-2 Class A3
09/20/19	1.620%	5,450,000	5,463,475

GMF Floorplan Owner Revolving Trust(a)(b) Series 2015-1 Class A2
05/15/20	1.008%	680,000	680,000
Series 2016-1 Class A2
05/17/21	1.350%	1,755,000	1,762,058

Global SC Finance II SRL Series 2014-1A Class A2(a)
07/17/29	3.090%	3,036,042	2,844,929

Goal Capital Funding Trust Series 2006-1 Class B(b)
08/25/42	1.275%	1,243,681	1,080,726

Golden Credit Card Trust Series 2015-3A Class A(a)(b)
07/15/19	0.928%	2,035,000	2,036,027

Goldentree Loan Opportunities VIII Ltd. Series 2014-8A Class A(a)(b)
04/19/26	2.138%	2,475,000	2,475,218

GreatAmerica Leasing Receivables Funding LLC Series 2015-1 Class A2(a)
06/20/17	1.120%	430,121	430,228

Green Tree Agency Advance Funding Trust I Series 2015-T1 Class AT1(a)
10/15/46	2.302%	3,275,000	3,273,919

Guggenheim CLO LP Series 2015-1A Class A1(a)(b)
11/25/27	2.525%	16,750,000	16,780,552

Harley-Davidson Motorcycle Trust Series 2015-1 Class A3
06/15/20	1.410%	910,000	911,991

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	41

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Harley-Davidson Motorcycle Trust(b) Series 2015-1 Class A2B
01/15/19	0.808%	2,665,815	2,666,275

Henderson Receivables LLC(a) Series 2013-3A Class A
01/17/73	4.080%	2,528,300	2,655,955
Series 2014-2A Class A
01/17/73	3.610%	3,159,612	3,161,206

Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A
12/10/27	1.062%	1,877,954	1,878,928
Series 2014-1 Class A
04/10/28	0.912%	1,471,535	1,472,089
Series 2015-1 Class A
07/10/29	1.082%	3,933,763	3,942,282
Series 2016-1 Class A1
04/10/30	1.574%	4,760,000	4,764,766

Hertz Vehicle Financing II LP Series 2015-3A Class A(a)
09/25/21	2.670%	1,390,000	1,395,405

Hertz Vehicle Financing LLC(a) Series 2016-1A Class A
03/25/20	2.320%	1,620,000	1,628,656
Series 2016-3A Class A
07/25/20	2.270%	4,080,000	4,081,958

Higher Education Funding I Series 2014-1 Class A(a)(b)
05/25/34	1.875%	3,818,318	3,755,062

Honda Auto Receivables Owner Trust Series 2013-4 Class A3
09/18/17	0.690%	62,753	62,741
Series 2015-3 Class A3
04/18/19	1.270%	5,300,000	5,302,883

Huntington Auto Trust Series 2015-1 Class A2
10/16/17	0.760%	271,010	271,007

Hyundai Auto Lease Securitization Trust Series 2015-B Class A2A(a)
12/15/17	0.950%	2,590,918	2,590,856

Hyundai Auto Receivables Trust Series 2015-B Class A2B(b)
04/16/18	0.728%	739,364	739,581

Hyundai Floorplan Master Owner Trust Series 2016-1A Class A1(a)(b)
03/15/21	1.408%	725,000	728,646

ICG US CLO Ltd. Series 2014-1A Class A1(a)(b)
04/20/26	1.846%	13,275,000	13,139,953

Jackson Mill CLO Ltd. Series 2015-1A Class A(a)(b)
04/15/27	2.220%	9,750,000	9,738,407

Jamestown CLO IX Ltd. Series 2016-9A Class A1B(a)(b)(c)(f)
10/20/28	2.320%	18,400,000	18,306,160

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
John Deere Owner Trust Series 2016-A Class A2
10/15/18	1.150%	1,845,000	1,843,265

Kubota Credit Owner Trust Series 2016-1A Class A2(a)
04/15/19	1.250%	1,380,000	1,378,645

Magnetite IX Ltd. Series 2014-9A Class A1(a)(b)
07/25/26	2.135%	5,205,000	5,204,745

Magnetite XI Ltd. Series 2014-11A Class A1(a)(b)
01/18/27	2.129%	5,000,000	4,999,960

Mercedes-Benz Master Owner Trust Series 2015-AA Class A(a)(b)
04/15/19	0.828%	4,310,000	4,311,810

Mid-State Capital Corp. Trust Series 2006-1 Class A(a)
10/15/40	5.787%	1,375,139	1,468,777

Mid-State Trust VII Series 7 Class A (AMBAC)
10/15/36	6.340%	1,761,060	1,871,068

Mountain View Funding CLO Series 2007-3A Class A1(a)(b)
04/16/21	0.894%	1,172,383	1,171,468

Navient Student Loan Trust(b) Series 2014-2 Class A
03/25/83	1.164%	7,643,098	7,389,534
Series 2014-3 Class A
03/25/83	1.144%	7,686,660	7,428,788
Series 2014-4 Class A
03/25/83	1.144%	3,443,977	3,291,859
Series 2015-2 Class A3
11/26/40	1.094%	5,400,000	5,248,580

Nelnet Student Loan Trust(a)(b) Series 2012-5A Class A
10/27/36	1.124%	2,491,344	2,396,353
Series 2014-4A Class A2
11/25/43	1.474%	4,210,000	3,796,000
Series 2015-1A Class A
04/25/41	1.114%	8,222,587	7,718,245

Nelnet Student Loan Trust(b) Series 2008-3 Class A4
11/25/24	2.475%	6,570,000	6,611,315

New York City Tax Lien Trust(a) Series 2015-A Class A
11/10/28	1.340%	434,989	433,432
Series 2016-A Class A
11/10/29	1.470%	1,560,000	1,560,000

NextGear Floorplan Master Owner Trust Series 2016-1A Class A2(a)
04/15/21	2.740%	3,380,000	3,378,184

Nissan Auto Receivables Owner Trust Series 2016-B Class A3
01/15/21	1.320%	2,105,000	2,110,546

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Auto Receivables Owner Trust(b) Series 2015-A Class A1
01/15/20	0.908%	6,655,000	6,659,107

OZLM VII Ltd. Series 2014-7A Class A1A(a)(b)
07/17/26	2.099%	700,000	699,995

Oak Hill Credit Partners X Ltd. Series 2014-10A Class A(a)(b)
07/20/26	2.166%	2,720,000	2,720,177

Octagon Investment Partners 24 Ltd. Series 2015-1A Class A1(a)(b)
05/21/27	2.261%	6,750,000	6,728,150

Octagon Investment Partners XIX Ltd. Series 2014-A Class 1A(a)(b)
04/15/26	2.200%	3,460,000	3,462,879

Octagon Investment Partners XXI Ltd.(a)(b) Series 2014-1A Class A1A
11/14/26	2.287%	3,400,000	3,393,890
Series 2014-1A Class A1B
11/14/26	2.567%	3,635,000	3,632,895

Ocwen Master Advance Receivables Trust Series 2016-T1 Class AT1(a)
08/17/48	2.521%	4,300,000	4,297,312

OneMain Direct Auto Receivables Trust(a) Series 2016-1A Class A
01/15/21	2.040%	2,612,537	2,607,952
Subordinated, Series 2016-1A Class C
09/15/21	4.580%	2,300,000	2,292,627

OneMain Financial Issuance Trust(a) Series 2015-1A Class A
03/18/26	3.190%	3,195,000	3,229,656
Series 2015-2A Class A
07/18/25	2.570%	6,625,000	6,613,453

Palmer Square CLO Ltd. Series 2015-1A Class A1(a)(b)
05/21/27	2.311%	15,000,000	15,000,990

Porsche Innovative Lease Owner Trust Series 2015-1 Class A2(a)
11/21/17	0.790%	259,714	259,559

Regatta IV Funding Ltd. Series 2014-1A Class A1(a)(b)
07/25/26	2.125%	9,000,000	8,985,087

Regatta V Funding Ltd. Series 2014-1A Class A1A(a)(b)
10/25/26	2.275%	12,500,000	12,500,225

SLC Student Loan Trust Series 2006-2 Class A5(b)
09/15/26	0.753%	4,000,000	3,906,369

SLM Student Loan Trust(a)(b) Series 2003-12 Class A5
09/15/22	0.933%	3,394,115	3,383,207

SLM Student Loan Trust(b) Series 2004-8 Class B
01/25/40	1.175%	627,002	540,955

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005-4 Class A3
01/25/27	0.835%	7,041,442	6,891,351
Series 2007-6 Class B
04/27/43	1.565%	925,262	788,109
Series 2008-2 Class B
01/25/83	1.915%	1,165,000	1,012,700
Series 2008-3 Class B
04/26/83	1.915%	1,165,000	986,524
Series 2008-4 Class A4
07/25/22	2.365%	4,223,130	4,237,837
Series 2008-4 Class B
04/25/29	2.565%	1,165,000	1,049,120
Series 2008-5 Class B
07/25/29	2.565%	1,165,000	1,052,894
Series 2008-6 Class B
07/26/83	2.565%	1,165,000	1,084,044
Series 2008-7 Class B
07/26/83	2.565%	1,165,000	1,073,925
Series 2008-8 Class B
10/25/29	2.965%	1,165,000	1,119,882
Series 2008-9 Class B
10/25/83	2.965%	1,165,000	1,124,887
Series 2011-1 Class A2
10/25/34	1.674%	3,285,000	3,206,874
Series 2012-7 Class A3
05/26/26	1.174%	4,000,000	3,872,816
Series 2013-2 Class A
06/25/43	0.974%	6,638,975	6,503,760

SMART ABS Series Trust Series 2015-3US Class A2B(b)
04/16/18	1.258%	1,529,811	1,529,415

SPS Servicer Advance Receivables Trust Series 2015-T2 Class AT2(a)
01/15/47	2.620%	1,980,000	1,980,316

Santander Drive Auto Receivables Trust Subordinated, Series 2016-2 Class C
11/15/21	2.660%	2,775,000	2,811,712

Santander Drive Auto Receivables Trust(b) Series 2015-2 Class A2B
09/17/18	0.958%	805,033	804,894

Scholar Funding Trust Series 2011-A Class A(a)(b)
10/28/43	1.643%	936,346	918,039

Sierra Timeshare Receivables Funding LLC Series 2016-2A Class A(a)
07/20/33	2.330%	2,004,261	1,994,829

Silver Spring CLO Ltd. Series 2014-1A Class A(a)(b)
10/15/26	2.130%	13,397,930	13,170,058

SoFi Professional Loan Program LLC(a) Series 2016-A
12/26/36	2.760%	4,170,838	4,229,819
Series 2016-B Class A2B
10/25/32	2.740%	2,490,000	2,506,090
Series 2016-C Class A2B
12/25/32	2.360%	1,405,000	1,391,021

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	43

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sound Point CLO XII Ltd. Series 2016-2A Class A(a)(b)
10/20/28	2.138%	15,000,000	15,006,195

Springleaf Funding Trust Series 2015-AA Class A(a)
11/15/24	3.160%	3,300,000	3,328,079

Symphony CLO V Ltd. Series 2007-5A Class A1(a)(b)
01/15/24	1.430%	3,164,290	3,140,912

TAL Advantage V LLC Series 2014-2A Class A1(a)
05/20/39	1.700%	504,461	497,284

Toyota Auto Receivable Owner Trust Series 2016-B Class A3
04/15/20	1.300%	1,395,000	1,394,184

Toyota Auto Receivables Owner Trust Series 2015-C Class A3
06/17/19	1.340%	455,000	455,609

Trintas CLO Ltd. Series 2016-5A Class A(a)(b)(c)(f)
06/18/28	0.000%	16,175,000	16,175,000

USAA Auto Owner Trust Series 2015-1 Class A2
03/15/18	0.820%	1,269,732	1,269,577

Venture XI CLO Ltd. Series 2012-11A Class AR(a)(b)
11/14/22	2.117%	4,350,000	4,335,528

Verizon Owner Trust Series 2016-1A Class A(a)
01/20/21	1.420%	845,000	844,988

Volkswagen Auto Lease Trust Series 2015-A Class A2B(b)
06/20/17	0.832%	374,240	374,321

Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3
04/20/18	0.700%	1,007,047	1,006,024

Voya CLO Ltd.(a)(b) Series 2014-2A Class A1
07/17/26	2.129%	2,500,000	2,499,953

Voya CLO Ltd.(a)(b)(c) Series 2012-4 Class A1
10/01/23	1.390%	7,000,000	7,000,000

Wachovia Student Loan Trust Series 2006-1 Class A6(a)(b)
04/25/40	0.885%	9,000,000	8,047,947

Westcott Park CLO Ltd. Series 2016-1A Class A(a)(b)
07/20/28	2.187%	15,000,000	15,026,805

Wheels SPV 2 LLC Series 2015-1A Class A2(a)
04/22/24	1.270%	1,172,479	1,173,025

World Financial Network Credit Card Master Trust Series 2012-D Class A
04/17/23	2.150%	2,150,000	2,180,035

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015-B Class A
06/17/24	2.550%	5,030,000	5,175,159
Series 2015-C Class A
03/15/21	1.260%	770,000	770,768

World Omni Automobile Lease Securitization Trust Series 2015-A Class A3
10/15/18	1.540%	3,060,000	3,068,851

World Omni Automobile Lease Securitization Trust(b) Series 2015-A Class A2B
05/15/18	0.888%	987,628	988,408

Total Asset-Backed Securities — Non-Agency
(Cost: $736,795,244)			736,352,836

Inflation-Indexed Bonds 0.9%
UNITED STATES 0.9%
U.S. Treasury Inflation-Indexed Bond
01/15/25	0.250%	17,096,688	17,257,790
07/15/25	0.375%	8,004,307	8,190,047
02/15/44	1.375%	13,832,960	16,512,128
02/15/45	0.750%	14,519,766	15,092,658

Total			57,052,623

Total Inflation-Indexed Bonds
(Cost: $55,625,799)			57,052,623

U.S. Treasury Obligations 17.0%
U.S. Treasury
11/15/16	0.625%	47,250,000	47,278,350
12/31/16	0.875%	9,700,000	9,715,753
10/31/17	0.750%	6,935,000	6,937,709
03/31/18	0.875%	40,090,000	40,151,057
07/31/18	0.750%	115,770,000	115,666,039
08/31/18	0.750%	32,280,000	32,248,462
03/31/21	1.250%	41,160,000	41,301,487
04/30/21	1.375%	9,365,000	9,446,213
06/30/21	1.125%	32,425,000	32,333,805
07/31/21	1.125%	106,200,000	105,868,125
08/15/21	2.125%	27,000,000	28,170,693
06/30/22	2.125%	1,190,000	1,243,038
08/31/22	1.875%	2,030,000	2,091,615
09/30/22	1.750%	21,470,000	21,960,632
11/30/22	2.000%	3,700,000	3,837,740
08/31/23	1.375%	36,071,000	35,916,003
08/15/25	2.000%	7,120,000	7,380,884
05/15/26	1.625%	29,530,000	29,641,889
08/15/26	1.500%	91,937,000	91,351,637
02/15/36	4.500%	6,820,000	9,749,933
05/15/39	4.250%	24,610,000	34,336,709
11/15/41	3.125%	21,135,000	25,098,637
11/15/43	3.750%	13,500,000	17,928,635
05/15/44	3.375%	1,890,000	2,353,715
08/15/44	3.125%	1,510,000	1,798,729
11/15/44	3.000%	2,500,000	2,910,155
02/15/45	2.500%	27,445,000	28,984,500
08/15/45	2.875%	4,290,000	4,878,871
11/15/45	3.000%	5,750,000	6,700,774
02/15/46	2.500%	28,000,000	29,584,856

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/46	2.500%	105,886,300	112,069,848
08/15/46	2.250%	8,455,000	8,487,695

U.S. Treasury(c)(p)
08/31/21	1.125%	65,032,300	64,857,038

U.S. Treasury(i)(p) STRIPS
05/15/43	0.000%	33,927,000	18,509,384

U.S. Treasury(p)
08/15/19	0.750%	16,023,000	15,949,775
01/31/21	2.125%	15,000,000	15,616,995
01/31/23	1.750%	8,400,000	8,581,784
08/15/24	2.375%	11,850,000	12,624,883
05/15/43	2.875%	34,900,000	39,676,938

Total U.S. Treasury Obligations
(Cost: $1,099,194,622)			1,123,240,985

U.S. Government & Agency Obligations 1.8%
Federal Home Loan Banks Discount Notes
01/05/17	0.400%	49,410,000	49,340,826
01/17/17	0.400%	15,000,000	14,977,005

Federal Home Loan Banks
10/03/16	0.300%	23,000,000	22,993,780

Federal Home Loan Banks(b)
06/28/30	1.250%	10,395,000	10,412,983

Federal National Mortgage Association
10/17/16	0.290%	10,250,000	10,246,186

Federal National Mortgage Association(i) STRIPS
05/15/30	0.000%	1,000,000	707,776

Residual Funding Corp.(i) STRIPS
01/15/30	0.000%	10,536,000	7,594,623
04/15/30	0.000%	6,080,000	4,365,890

Total U.S. Government & Agency Obligations
(Cost: $119,707,651)			120,639,069

Foreign Government Obligations(j) 1.7%
ARGENTINA —%
Argentina Republic Government International Bond(a)
04/22/21	6.875%	300,000	325,350
04/22/26	7.500%	960,000	1,070,400

Argentina Republic Government International Bond(b)
12/31/33	0.000%	112,163	128,707
12/31/33	8.280%	168,245	188,098

YPF SA(a)
03/23/21	8.500%	120,000	129,300

Total			1,841,855

BRAZIL 0.1%
Banco Nacional de Desenvolvimento Economico e Social(a)
06/10/19	6.500%	100,000	107,250
06/10/19	6.500%	100,000	107,620

Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazilian Government International Bond
01/17/17	6.000%	4,000,000	4,072,000
01/22/21	4.875%	1,100,000	1,171,500
01/20/34	8.250%	150,000	196,875
01/07/41	5.625%	800,000	812,000

Petrobras Global Finance BV
03/15/19	7.875%	200,000	213,440
01/20/20	5.750%	100,000	101,136
05/20/23	4.375%	1,950,000	1,700,613

Total			8,482,434

CANADA 0.2%
CDP Financial, Inc.(a)
11/25/19	4.400%	10,000,000	10,922,090

CNOOC Nexen Finance ULC
04/30/24	4.250%	400,000	436,446

Province of Alberta Canada(a)
08/17/26	2.050%	2,000,000	1,987,842

Total			13,346,378

CHILE —%
Chile Government International Bond
10/30/22	2.250%	730,000	744,600

Corporacion Nacional del Cobre de Chile(a)
11/04/44	4.875%	200,000	207,976

Total			952,576

CHINA —%
Industrial & Commercial Bank of China Ltd. Junior Subordinated(a)(b)
12/31/49	6.000%	200,000	212,882

COLOMBIA 0.1%
Colombia Government International Bond
01/28/26	4.500%	700,000	763,000
01/18/41	6.125%	1,789,000	2,170,824
06/15/45	5.000%	600,000	650,250

Ecopetrol SA
09/18/18	4.250%	150,000	156,188
09/18/23	5.875%	3,010,000	3,269,612

Total			7,009,874

CROATIA —%
Croatia Government International Bond(a)
01/26/24	6.000%	500,000	561,650
01/26/24	6.000%	100,000	112,330

Total			673,980

DOMINICAN REPUBLIC 0.1%
Dominican Republic International Bond(a)
05/06/21	7.500%	4,000,000	4,495,000
05/06/21	7.500%	100,000	112,450

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	45

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/27/25	5.500%	100,000	106,000
01/27/25	5.500%	100,000	106,000
04/30/44	7.450%	435,000	525,262
01/27/45	6.850%	800,000	908,000

Total			6,252,712

FRANCE 0.2%
Electricite de France SA(a)
10/13/55	5.250%	10,695,000	11,351,780

HONG KONG —%
CITIC Ltd.(a)
01/21/18	6.875%	200,000	213,298

HUNGARY 0.2%
Hungary Government International Bond
02/19/18	4.125%	70,000	72,275
03/29/21	6.375%	546,000	629,265
02/21/23	5.375%	3,400,000	3,853,900
11/22/23	5.750%	2,000,000	2,331,200
03/25/24	5.375%	430,000	492,887
03/29/41	7.625%	1,530,000	2,333,250

Magyar Export-Import Bank Zrt.(a)
01/30/20	4.000%	1,200,000	1,236,240

Total			10,949,017

INDONESIA 0.1%
Indonesia Government International Bond(a)
04/15/23	3.375%	500,000	515,039
10/17/23	5.375%	200,000	230,782
10/12/35	8.500%	1,000,000	1,514,704
04/15/43	4.625%	200,000	213,453
01/15/45	5.125%	2,000,000	2,284,522

PT Pertamina Persero(a)
05/20/43	5.625%	250,000	263,096
05/30/44	6.450%	200,000	230,479

Total			5,252,075

ISRAEL —%
Israel Electric Corp., Ltd.(a)
01/15/19	7.250%	200,000	223,100

KAZAKHSTAN —%
Kazakhstan Government International Bond(a)
07/21/25	5.125%	500,000	562,000

MEXICO 0.2%
Mexico Government International Bond
01/21/21	3.500%	800,000	855,000
03/15/22	3.625%	1,974,000	2,104,777
10/02/23	4.000%	200,000	217,250
01/30/25	3.600%	1,000,000	1,060,000
03/08/44	4.750%	2,667,000	2,937,034

Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pemex Project Funding Master Trust
03/05/20	6.000%	3,000,000	3,282,750
06/15/38	6.625%	50,000	53,200

Petroleos Mexicanos
07/18/18	3.500%	55,000	56,243
12/20/22	1.700%	666,250	667,289
01/15/25	4.250%	300,000	300,030
01/23/46	5.625%	300,000	289,830

Petroleos Mexicanos(a)
08/04/26	6.875%	820,000	955,157

Total			12,778,560

NETHERLANDS —%
Petrobras Global Finance BV
05/23/21	8.375%	1,500,000	1,608,750

PANAMA —%
Panama Government International Bond
03/16/25	3.750%	200,000	216,500
01/26/36	6.700%	840,000	1,169,700

Total			1,386,200

PERU 0.1%
Corporacion Financiera de Desarrollo SA(a)
07/15/19	3.250%	200,000	207,000
07/15/19	3.250%	920,000	951,050

Peruvian Government International Bond
03/14/37	6.550%	885,000	1,247,850
11/18/50	5.625%	150,000	197,625

Total			2,603,525

PHILIPPINES —%
Philippine Government International Bond
01/15/21	4.000%	300,000	329,244
01/21/24	4.200%	900,000	1,031,754
01/15/32	6.375%	400,000	575,447
10/23/34	6.375%	275,000	404,882

Power Sector Assets & Liabilities Management Corp.(a)
05/27/19	7.250%	100,000	114,500

Total			2,455,827

POLAND —%
Poland Government International Bond
03/17/23	3.000%	300,000	312,750

QATAR —%
Nakilat, Inc.(a)
12/31/33	6.067%	1,164,000	1,405,996

ROMANIA 0.1%
Romanian Government International Bond(a)
08/22/23	4.375%	150,000	165,566

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/22/24	4.875%	650,000	742,235
01/22/44	6.125%	2,650,000	3,564,383

Total			4,472,184

RUSSIAN FEDERATION 0.1%
Gazprom OAO Via Gaz Capital SA(a)
04/28/34	8.625%	200,000	261,044

Russian Agricultural Bank OJSC Via RSHB Capital SA(a)
07/25/18	5.100%	200,000	205,750

Russian Foreign Bond — Eurobond(a)
04/04/22	4.500%	1,200,000	1,285,800
09/16/23	4.875%	200,000	218,760
04/04/42	5.625%	800,000	916,000

Total			2,887,354

SERBIA —%
Serbia International Bond(a)
02/25/20	4.875%	550,000	572,000

SOUTH AFRICA —%
South Africa Government International Bond
05/30/22	5.875%	200,000	223,666
01/17/24	4.665%	650,000	678,100
09/16/25	5.875%	200,000	224,250

Total			1,126,016

SOUTH KOREA —%
Export-Import Bank of Korea
12/30/20	2.625%	400,000	414,286

Korea Development Bank (The)
03/11/20	2.500%	300,000	308,464
09/14/22	3.000%	200,000	213,178

Total			935,928

SRI LANKA —%
Sri Lanka Government International Bond(a)
07/27/21	6.250%	750,000	792,201

TURKEY 0.1%
Hazine Mustesarligi Varlik Kiralam AS(a)
10/10/18	4.557%	950,000	980,191

Turkey Government International Bond
03/30/21	5.625%	4,360,000	4,676,100
03/23/23	3.250%	600,000	570,750
04/14/26	4.250%	700,000	688,149

Total			6,915,190

UNITED ARAB EMIRATES —%
DP World Ltd.(a)
07/02/37	6.850%	300,000	349,350

Foreign Government Obligations(j) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
URUGUAY —%
Uruguay Government International Bond
10/27/27	4.375%	700,000	759,500
06/18/50	5.100%	200,000	211,000

Total			970,500

VENEZUELA —%
Venezuela Government International Bond
09/15/27	9.250%	370,000	180,190

VIRGIN ISLANDS 0.1%
CNPC General Capital Ltd.(a)
11/25/19	2.700%	300,000	307,252

Franshion Brilliant Ltd.(a)
03/19/19	5.750%	400,000	429,300

Sinochem Offshore Capital Co., Ltd.(a)
04/29/19	3.250%	200,000	205,226

Sinopec Group Overseas Development 2015 Ltd.(a)
04/28/25	3.250%	300,000	310,596

Sinopec Group Overseas Development 2016 Ltd.(a)
05/03/19	2.125%	3,600,000	3,625,395

Sinopec Group Overseas Development Ltd.(a)
04/28/25	3.250%	400,000	414,128

Total			5,291,897

Total Foreign Government Obligations
(Cost: $109,254,878)			114,368,379

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.1%
Bay Area Toll Authority Revenue Bonds Series 2009 (BAM)
04/01/49	6.263%	420,000	648,215

Los Angeles Department of Water & Power Revenue Bonds Series 2010 (BAM)
07/01/45	6.574%	1,595,000	2,485,584

Los Angeles Unified School District Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009
07/01/34	5.750%	655,000	883,484

State of California Unlimited General Obligation Bonds Build America Bonds Series 2010
03/01/40	7.625%	800,000	1,292,752
Taxable-Various Purpose Series 2010
03/01/19	6.200%	2,700,000	3,031,776

Total			8,341,811

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	47

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ILLINOIS 0.1%
City of Chicago Waterworks Revenue Bonds Build America Bonds Series 2010
11/01/40	6.742%	425,000	569,853

City of Chicago Unlimited General Obligation Bonds Taxable Project Series 2011-C1
01/01/35	7.781%	535,000	616,117
Unlimited General Obligation Refunding Bonds Taxable Series 2014B
01/01/44	6.314%	1,240,000	1,252,933
Unlimited General Obligation Taxable Bonds Series 2015B
01/01/33	7.375%	395,000	440,160

State of Illinois Revenue Bonds Taxable Sales Tax Series 2013
06/15/28	3.350%	2,500,000	2,590,675

Total			5,469,738

KENTUCKY —%
Kentucky Asset Liability Commission Taxable Revenue Bonds Series 2010
04/01/18	3.165%	2,135,376	2,172,766

NEW YORK 0.2%
City of New York Unlimited General Obligation Bonds Series 2010 (BAM)
03/01/36	5.968%	3,100,000	4,269,909

New York City Water & Sewer System Revenue Bonds Series 2010 (BAM)
06/15/43	5.440%	1,550,000	2,170,543

New York State Urban Development Corp. Revenue Bonds Taxable State Personal Income Tax Series 2013
03/15/22	3.200%	2,650,000	2,817,082

Total			9,257,534

OHIO —%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013B
01/01/35	4.532%	2,160,000	2,561,328

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PUERTO RICO —%
Puerto Rico Sales Tax Financing Corp.(k) Revenue Bonds 1st Senior Series 2009C
08/01/57	5.750%	500,000	357,495
Subordinated Revenue Bonds 1st Series 2009A-1
08/01/43	5.250%	1,575,000	811,125
1st Series 2009B
08/01/44	6.500%	285,000	152,116
1st Series 2010C
08/01/41	5.250%	2,160,000	1,112,422

Total			2,433,158

Total Municipal Bonds
(Cost: $28,602,715)			30,236,335

Preferred Debt 0.3%
Issuer	Coupon Rate	Shares	Value ($)
BANKING 0.2%
M&T Bank Corp.(b)
12/31/49	6.375%	2,703	2,849,138
12/31/49	6.375%	435	481,558

State Street Corp.(b)
12/31/49	5.350%	76,010	2,097,876
12/31/49	5.900%	52,835	1,503,684

U.S. Bancorp(b)
12/31/49	6.500%	84,510	2,620,655

Wells Fargo & Co.
12/31/49	7.500%	3,000	4,057,500

Total			13,610,411

BROKERAGE/ASSET MANAGERS/EXCHANGES —%
Merrill Lynch Capital Trust I(b)
12/15/66	6.450%	40,000	1,034,000

BUILDING MATERIALS 0.1%
Stanley Black & Decker, Inc.
07/25/52	5.750%	125,250	3,290,317

PROPERTY & CASUALTY —%
Allstate Corp. (The)(b)
01/15/53	5.100%	51,885	1,450,705

Total Preferred Debt
(Cost: $18,040,160)			19,385,433

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Senior Loans 0.6%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
CABLE AND SATELLITE —%
Quebecor Media, Inc. Tranche B1 Term Loan(b)(l)
08/17/20	3.317%	748,072	743,711

CHEMICALS —%
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(b)(l)
02/01/20	3.750%	892,938	896,804

MacDermid, Inc. Tranche B3 Term Loan(b)(l)
06/07/20	5.500%	748,115	747,741

PQ Corp. Tranche B1 Term Loan(b)(l)
11/04/22	5.750%	73,916	74,365

Total			1,718,910

CONSUMER PRODUCTS —%
Bombardier Recreational Products, Inc. Tranche B Term Loan(b)(l)
06/30/23	3.750%	1,000,000	998,750

Sun Products Corp. (The) Tranche B Term Loan(b)(l)
03/23/20	5.500%	750,000	749,535

Total			1,748,285

DIVERSIFIED MANUFACTURING —%
Accudyne Industries Borrower SCA/LLC Term Loan(b)(l)
12/13/19	4.000%	365,000	324,667

Manitowoc Foodservice, Inc. Tranche B Term Loan(b)(l)
03/03/23	5.750%	199,892	202,057

Rexnord LLC/RBS Global, Inc. Tranche B Term Loan(b)(l)
08/21/20	4.000%	823,735	823,430

Total			1,350,154

ELECTRIC —%
Calpine Corp. Term Loan(b)(l)
05/31/23	3.640%	750,000	752,498

Dynegy, Inc. Term Loan(b)(l)
06/27/23	5.000%	505,000	505,081

Texas Competitive Electric Holdings Co. LLC(b)(l) Term Loan
10/31/17	5.000%	297,214	297,883
Tranche C Term Loan
10/31/17	5.000%	67,786	67,938

Total			1,623,400

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ENVIRONMENTAL —%
STI Infrastructure SARL Term Loan(b)(l)
08/22/20	6.250%	673,372	542,064

GAMING —%
Golden Nugget, Inc.(b)(l) Term Loan
11/21/19	5.500%	274,500	275,702
11/21/19	5.500%	640,500	643,306

Twin River Management Group, Inc. Term Loan(b)(l)
07/10/20	5.250%	1,299,782	1,303,850

Total			2,222,858

HEALTH CARE —%
CHS/Community Health Systems, Inc. Tranche H Term Loan(b)(l)
01/27/21	4.000%	997,481	955,796

Select Medical Corp. Tranche B-F Term Loan(b)(l)
03/03/21	5.681%	748,125	752,801

Total			1,708,597

INDEPENDENT ENERGY 0.1%
Chesapeake Energy Corp. Tranche A Term Loan(b)(c)(l)
08/17/21	8.500%	382,811	394,774

EMG Utica LLC Term Loan(b)(l)
03/27/20	4.750%	1,047,294	1,018,494

MEG Energy Corp. Term Loan(b)(l)
03/31/20	3.750%	1,458,032	1,338,196

Total			2,751,464

LEISURE —%
UFC Holdings LLC(b)(c)(l) 1st Lien Term Loan
08/18/23	5.000%	106,000	106,212
2nd Lien Term Loan
08/18/24	8.500%	33,000	33,196

Total			139,408

MEDIA AND ENTERTAINMENT —%
Univision Communications, Inc. Tranche C4 1st Lien Term Loan(b)(l)
03/01/20	4.000%	1,346,416	1,345,648

MIDSTREAM —%
Power Buyer LLC 1st Lien Term Loan(b)(l)
05/06/20	4.250%	1,366,496	1,363,080

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	49

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
OIL FIELD SERVICES —%
Drillships Ocean Ventures, Inc. Term Loan(b)(l)
07/25/21	5.500%	1,470,000	989,795

OTHER FINANCIAL INSTITUTIONS —%
AlixPartners LLP Term Loan(b)(l)
07/28/22	4.500%	748,116	751,856

OTHER INDUSTRY —%
EIF Channelview Cogeneration LLC Term Loan(b)(l)
05/08/20	4.250%	772,667	728,238

PACKAGING —%
Reynolds Group Holdings, Inc. Term Loan(b)(l)
02/05/23	4.250%	585,000	585,550

PHARMACEUTICALS 0.1%
Concordia International Corp. Term Loan(b)(l)
10/21/21	5.250%	144,275	136,408

Pharmaceutical Product Development, Inc. Term Loan(b)(l)
08/18/22	4.250%	697,481	699,399

RPI Finance Trust Tranche B4 Term Loan(b)(c)(l)
11/09/20	3.500%	747,468	751,519

Valeant Pharmaceuticals International, Inc. Tranche B-E1 Term Loan(b)(l)
08/05/20	5.250%	980,580	978,746

Total			2,566,072

REFINING —%
Western Refining, Inc. Term Loan(b)(l)
06/23/23	5.500%	750,000	729,375

RETAILERS —%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan(b)(l)
07/23/21	4.250%	498,731	494,617

Rite Aid Corp. Tranche 1 2nd Lien Term Loan(b)(l)
08/21/20	5.750%	148,000	148,324

Total			642,941

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
SUPERMARKETS —%
Albertsons LLC Tranche B5 Term Loan(b)(l)
12/21/22	4.750%	1,250,000	1,256,725

Supervalu, Inc. Term Loan(b)(l)
03/21/19	5.500%	699,227	699,437

Total			1,956,162

TECHNOLOGY 0.2%
Avago Technologies Ltd. Tranche B3 Term Loan(b)(l)
02/01/23	3.508%	676,410	682,234

BMC Software Finance, Inc. Term Loan(b)(l)
09/10/20	5.000%	498,674	475,506

Dell International LLC(b)(c)(l) Tranche B2 Term Loan
07/17/23	4.000%	1,000,000	1,005,360
Tranche C Term Loan
12/31/18	2.436%	3,400,000	3,335,638

First Data Corp.(b)(l) Term Loan
03/24/21	4.522%	957,608	962,042
07/08/22	4.272%	1,500,000	1,504,125

TransUnion LLC Tranche B2 Term Loan(b)(l)
04/09/21	3.500%	448,090	449,398

Western Digital Corp. Tranche B1 Term Loan(b)(l)
04/29/23	4.500%	600,000	603,108

Total			9,017,411

TRANSPORTATION SERVICES 0.1%
OSG International, Inc. Term Loan(b)(l)
08/05/19	5.750%	1,445,334	1,432,688

XPO Logistics, Inc. Term Loan(b)(c)(l)
10/30/21	4.250%	1,350,000	1,355,913

Total			2,788,601

WIRELESS —%
SBA Senior Finance II LLC Tranche B1 Term Loan(b)(l)
03/24/21	3.250%	997,455	995,650

WIRELINES 0.1%
LTS Buyer LLC Tranche B 1st Lien Term Loan(b)(l)
04/13/20	4.000%	1,246,787	1,244,842

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Level 3 Financing, Inc. Tranche B3 Term Loan(b)(l)
08/01/19	4.000%	1,500,000	1,506,255

Total			2,751,097

Total Senior Loans
(Cost: $42,449,948)			41,760,327

Common Stocks —%
Issuer		Shares	Value ($)
ENERGY —%
Oil, Gas & Consumable Fuels —%
Lone Pine Resources Canada Ltd.(f)(m)		3,118	5,893

Lone Pine Resources, Inc., Class A(e)(f)(m)		3,118	—

Total			5,893

Total Energy			5,893

Total Common Stocks
(Cost: $7,499)			5,893

Fixed-Income Funds 1.1%
		Shares	Value ($)
INVESTMENT GRADE 1.1%
Columbia Mortgage Opportunities Fund, Class I Shares(n)		7,407,460	72,593,104

Total Fixed-Income Funds
(Cost: $72,571,046)			72,593,104

Treasury Bills 0.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 0.5%
U.S. Treasury Bills(p)
09/15/16	0.290%	871,000	870,898
09/29/16	0.230%	100,000	99,982

U.S. Treasury Bills
11/25/16	0.300%	20,215,000	20,200,546
01/12/17	0.360%	10,370,000	10,356,322

Total			31,527,748

Total Treasury Bills
(Cost: $31,520,242)			31,527,748

Money Market Funds 5.6%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.415%(n)(o)		370,397,057	370,397,057

Total Money Market Funds
(Cost: $370,397,057)			370,397,057

Total Investments
(Cost: $7,033,389,933)			7,190,052,623

Other Assets & Liabilities, Net			(575,373,009)

Net Assets			6,614,679,614

At August 31, 2016, securities and cash totaling $48,892,251 were pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at August 31, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	09/19/2016	457,000	EUR	515,260	USD	5,108	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	51

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Futures Contracts Outstanding at August 31, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	40	USD	6,815,000	12/2016	—	(19,309)
U.S. Treasury 10-Year Note	1,645	USD	215,366,484	12/2016	—	(518,586)
U.S. Treasury 2-Year Note	395	USD	86,233,438	12/2016	33,936	—
U.S. Treasury 2-Year Note	317	USD	69,205,063	12/2016	—	(54,754)
U.S. Treasury 5-Year Note	763	USD	92,513,750	12/2016	—	(287,278)
U.S. Treasury 5-Year Note	1,779	USD	215,703,750	12/2016	—	(419,177)
U.S. Treasury 5-Year Note	3,836	USD	465,115,000	12/2016	—	(814,423)
U.S. Ultra Bond	386	USD	72,362,938	12/2016	140,293	—

Total			1,223,315,423		174,229	(2,113,527)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
U.S. Long Bond	(4)	USD	(681,500)	12/2016	1,649	—
U.S. Treasury 10-Year Note	(209)	USD	(27,362,672)	12/2016	8,962	—
U.S. Treasury 10-Year Note	(19)	USD	(2,487,516)	12/2016	6,790	—
U.S. Treasury 2-Year Note	(50)	USD	(10,915,625)	12/2016	3,893	—
U.S. Treasury 2-Year Note	(121)	USD	(26,415,813)	12/2016	1,661	—
U.S. Treasury 2-Year Note	(593)	USD	(129,459,313)	12/2016	—	(131,722)
U.S. Treasury Ultra 10-Year Note	(367)	USD	(52,985,625)	12/2016	5,008	—
U.S. Treasury Ultra 10-Year Note	(146)	USD	(21,078,750)	12/2016	3,761	—
U.S. Ultra Bond	(117)	USD	(21,933,844)	12/2016	—	(53,617)

Total			(293,320,658)		31,724	(185,339)

Credit Default Swap Contracts Outstanding at August 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	American International Group, Inc.	06/20/2021	1.000	USD	4,325,000	(62,773)	—	(37,746)	(8,770)	—	(33,797)

Barclays	Electricite de France SA	06/20/2021	1.000	USD	2,635,000	(37,740)	—	(27,841)	(5,343)	—	(15,242)

Barclays	Electricite de France SA	06/20/2021	1.000	USD	3,515,000	(50,344)	—	(45,267)	(7,128)	—	(12,205)

Barclays	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	1,670,000	(9,726)	19,573	—	(3,386)	—	(32,685)

Barclays	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	4,400,000	(25,627)	4,006	—	(8,922)	—	(38,555)

Barclays	Home Depot, Inc.	06/20/2021	1.000	USD	12,600,000	(454,728)	—	(417,588)	(25,550)	—	(62,690)

Barclays	International Business Machines Corp.	06/20/2021	1.000	USD	1,670,000	(39,745)	—	(32,420)	(3,386)	—	(10,711)

Barclays	Morgan Stanley	06/20/2021	1.000	USD	3,450,000	(24,933)	—	(1,571)	(6,995)	—	(30,357)

Barclays	Viacom, Inc.	06/20/2021	1.000	USD	1,805,000	852	75,876	—	(3,661)	—	(78,685)

Citi	American International Group, Inc.	06/20/2021	1.000	USD	4,400,000	(63,861)	—	(36,356)	(8,922)	—	(36,427)

Citi	American International Group, Inc.	06/20/2021	1.000	USD	4,400,000	(63,861)	—	(38,383)	(8,922)	—	(34,400)

Citi	Bank of America Corp.	06/20/2021	1.000	USD	3,450,000	(44,377)	—	(33,220)	(6,996)	—	(18,153)

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	Bank of America Corp.	06/20/2021	1.000	USD	3,520,000	(45,277)	—	(25,850)	(7,138)	—	(26,565)

Citi	Campbell Soup Co.	06/20/2021	1.000	USD	4,050,000	(126,716)	—	(116,753)	(8,213)	—	(18,176)

Citi	D.R. Horton, Inc.	06/20/2021	1.000	USD	4,850,000	(11,318)	13,219	—	(9,835)	—	(34,372)

Citi	Energy Transfer Partners, LP	12/20/2020	1.000	USD	810,000	33,901	44,833	—	(1,643)	—	(12,575)

Citi	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	1,770,000	(14,893)	4,318	—	(3,589)	—	(22,800)

Citi	Home Depot, Inc.	06/20/2021	1.000	USD	8,990,000	(324,445)	—	(288,697)	(18,230)	—	(53,978)

Citi	International Business Machines Corp.	06/20/2021	1.000	USD	1,725,000	(41,054)	—	(32,725)	(3,498)	—	(11,827)

Citi	Kinder Morgan, Inc.	12/20/2020	1.000	USD	1,615,000	52,448	126,048	—	(3,275)	—	(76,875)

Citi	Markit CDX Emerging Markets Index, Series 25	06/20/2021	1.000	USD	16,685,000	1,073,257	1,285,395	—	(33,833)	—	(245,971)

Citi	Markit CDX Emerging Markets Index, Series 25	06/20/2021	1.000	USD	11,685,000	751,634	878,039	—	(23,695)	—	(150,100)

Citi	McDonald’s Corp.	06/20/2021	1.000	USD	4,750,000	(140,430)	—	(151,580)	(9,632)	1,518	—

Citi	Morgan Stanley	06/20/2021	1.000	USD	4,320,000	(31,220)	—	(15,772)	(8,761)	—	(24,209)

Citi	Morgan Stanley	06/20/2021	1.000	USD	1,725,000	(12,466)	—	(3,929)	(3,498)	—	(12,035)

Citi	Morgan Stanley	06/20/2021	1.000	USD	4,400,000	(31,799)	4,006	—	(8,922)	—	(44,727)

Citi	Nordstrom, Inc.	06/20/2021	1.000	USD	4,190,000	65,771	167,961	—	(8,496)	—	(110,686)

Citi	Nordstrom, Inc.	06/20/2021	1.000	USD	3,340,000	52,429	145,858	—	(6,773)	—	(100,202)

Citi	Viacom, Inc.	06/20/2021	1.000	USD	5,010,000	2,364	111,366	—	(10,159)	—	(119,161)

Credit Suisse	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	1,785,000	(15,019)	44,218	—	(3,620)	—	(62,857)

Credit Suisse	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	835,000	(4,863)	6,791	—	(1,693)	—	(13,347)

Goldman Sachs International	Barclays Bank, PLC	12/20/2020	1.000	USD	8,360,000	(40,383)	—	(144,364)	(16,953)	87,028	—

Goldman Sachs International	Bank of America Corp.	06/20/2021	1.000	USD	8,625,000	(110,943)	—	(59,206)	(17,490)	—	(69,227)

Goldman Sachs International	Citigroup, Inc.	06/20/2021	1.000	USD	7,210,000	(80,182)	13,052	—	(14,620)	—	(107,854)

Goldman Sachs International	Citigroup, Inc.	06/20/2021	1.000	USD	12,940,000	(143,906)	—	(100,704)	(26,239)	—	(69,441)

Goldman Sachs International	Citigroup, Inc.	06/20/2021	1.000	USD	8,625,000	(95,918)	—	(59,206)	(17,490)	—	(54,202)

Goldman Sachs International	D.R. Horton, Inc.	06/20/2021	1.000	USD	9,510,000	(22,193)	8,644	—	(19,284)	—	(50,121)

Goldman Sachs International	Electricite de France SA	06/20/2021	1.000	USD	9,655,000	(138,284)	—	(124,388)	(19,578)	—	(33,474)

Goldman Sachs International	HSBC Holdings PLC	12/20/2020	1.000	USD	3,590,000	46,832	228,449	—	(7,280)	—	(188,897)

Goldman Sachs International	JPMorgan	06/20/2021	1.000	USD	8,635,000	(180,694)	—	(159,683)	(17,510)	—	(38,521)

Goldman Sachs International	JPMorgan	06/20/2021	1.000	USD	4,395,000	(91,969)	—	(71,061)	(8,912)	—	(29,820)

Goldman Sachs International	JPMorgan	06/20/2021	1.000	USD	4,400,000	(92,074)	—	(65,000)	(8,922)	—	(35,996)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	53

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	JPMorgan	06/20/2021	1.000	USD	4,400,000	(92,074)	—	(64,984)	(8,922)	—	(36,012)

Goldman Sachs International	Lloyds Bank	12/20/2020	1.000	USD	1,795,000	46,968	96,231	—	(3,639)	—	(52,902)

Goldman Sachs International	McDonald’s Corp.	06/20/2021	1.000	USD	5,840,000	(172,655)	—	(183,547)	(11,842)	—	(950)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	1,735,000	(16,421)	3,508	—	(3,518)	—	(23,447)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	1,770,000	(16,752)	4,318	—	(3,589)	—	(24,659)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	3,550,000	(33,600)	28,816	—	(7,199)	—	(69,615)

Goldman Sachs International	Morgan Stanley	12/20/2020	1.000	USD	3,580,000	(33,884)	40,568	—	(7,259)	—	(81,711)

Goldman Sachs International	Morgan Stanley	06/20/2021	1.000	USD	8,355,000	(60,381)	71,692	—	(16,942)	—	(149,015)

Goldman Sachs International	Morgan Stanley	06/20/2021	1.000	USD	1,670,000	(12,069)	12,828	—	(3,387)	—	(28,284)

Goldman Sachs International	Morgan Stanley	06/20/2021	1.000	USD	8,355,000	(60,381)	94,193	—	(16,942)	—	(171,516)

Goldman Sachs International	Morgan Stanley	06/20/2021	1.000	USD	4,400,000	(31,799)	—	—	(8,922)	—	(40,721)

Goldman Sachs International	Morgan Stanley	06/20/2021	1.000	USD	7,920,000	(57,237)	—	—	(16,060)	—	(73,297)

Goldman Sachs International	Textron, Inc.	06/20/2021	1.000	USD	3,595,000	(14,761)	—	—	(7,290)	—	(22,051)

Goldman Sachs International	Textron, Inc.	06/20/2021	1.000	USD	4,500,000	(18,477)	—	—	(9,125)	—	(27,602)

Goldman Sachs International	Walt Disney Co. (The)	06/20/2021	1.000	USD	4,170,000	(160,303)	—	(153,487)	(8,456)	—	(15,272)

Goldman Sachs International	Weyerhaeuser Co.	06/20/2021	1.000	USD	1,755,000	(25,779)	—	(24,255)	(3,559)	—	(5,083)

JPMorgan	American International Group, Inc.	06/20/2021	1.000	USD	3,450,000	(50,073)	—	(28,440)	(6,996)	—	(28,629)

JPMorgan	Bank of America Corp.	06/20/2021	1.000	USD	6,045,000	(77,756)	—	(52,647)	(12,257)	—	(37,366)

JPMorgan	Barclays Bank PLC	06/20/2021	1.000	USD	1,810,000	86,407	144,911	—	(3,670)	—	(62,174)

JPMorgan	Campbell Soup Co.	06/20/2021	1.000	USD	4,170,000	(130,471)	—	(109,199)	(8,456)	—	(29,728)

JPMorgan	Citigroup, Inc.	12/20/2020	1.000	USD	3,965,000	(50,001)	6,422	—	(8,040)	—	(64,463)

JPMorgan	Citigroup, Inc.	06/20/2021	1.000	USD	6,040,000	(67,171)	—	(41,442)	(12,247)	—	(37,976)

JPMorgan	Energy Transfer Partners, LP	06/20/2021	1.000	USD	905,000	47,472	132,390	—	(1,834)	—	(86,752)

JPMorgan	General Mills, Inc.	06/20/2021	1.000	USD	1,675,000	(53,210)	—	(49,312)	(3,397)	—	(7,295)

JPMorgan	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	8,315,000	(69,961)	—	(3,379)	(16,862)	—	(83,444)

JPMorgan	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	7,255,000	(42,254)	45,654	—	(14,712)	—	(102,620)

JPMorgan	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	4,175,000	(24,316)	37,694	—	(8,466)	—	(70,476)

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Buy Protection (continued)

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	4,175,000	(24,316)	48,931	—	(8,466)	—	(81,713)

JPMorgan	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	17,585,000	(102,417)	39,966	—	(35,658)	—	(178,041)

JPMorgan	International Business Machines Corp.	06/20/2021	1.000	USD	3,450,000	(82,108)	—	(62,147)	(6,996)	—	(26,957)

JPMorgan	Lloyds Bank	06/20/2021	1.000	USD	905,000	30,559	48,745	—	(1,835)	—	(20,021)

JPMorgan	Markit CDX Emerging Markets Index, Series 25	06/20/2021	1.000	USD	5,005,000	321,945	378,305	—	(10,149)	—	(66,509)

JPMorgan	McDonald’s Corp.	06/20/2021	1.000	USD	5,005,000	(147,969)	—	(157,119)	(10,149)	—	(999)

JPMorgan	Royal Bank of Scotland PLC (The)	06/20/2021	1.000	USD	905,000	66,887	73,929	—	(1,835)	—	(8,877)

JPMorgan	Royal Bank of Scotland PLC (The)	06/20/2021	1.000	USD	1,685,000	124,535	140,301	—	(3,417)	—	(19,183)

JPMorgan	Toll Brothers, Inc.	06/20/2021	1.000	USD	10,360,000	261,581	397,504	—	(21,008)	—	(156,931)

Morgan Stanley	American International Group, Inc.	06/20/2021	1.000	USD	1,725,000	(25,036)	—	(17,417)	(3,498)	—	(11,117)

Morgan Stanley	Citigroup, Inc.	12/20/2020	1.000	USD	1,770,000	(22,321)	5,035	—	(3,589)	—	(30,945)

Morgan Stanley	Eaton Corp. PLC	06/20/2021	1.000	USD	1,670,000	(35,573)	—	(35,379)	(3,386)	—	(3,580)

Morgan Stanley	Goldman Sachs Group, Inc.	12/20/2020	1.000	USD	1,910,000	(16,070)	8,488	—	(3,873)	—	(28,431)

Morgan Stanley	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	2,505,000	(14,590)	29,358	—	(5,080)	—	(49,028)

Morgan Stanley	Goldman Sachs Group, Inc.	06/20/2021	1.000	USD	1,760,000	(10,250)	802	—	(3,569)	—	(14,621)

Morgan Stanley	International Business Machines Corp.	06/20/2021	1.000	USD	3,455,000	(82,227)	—	(65,546)	(7,006)	—	(23,687)

Morgan Stanley	Kinder Morgan, Inc.	06/20/2021	1.000	USD	1,810,000	78,392	180,615	—	(3,670)	—	(105,893)

Morgan Stanley	Nucor Corp.	06/20/2021	1.000	USD	4,780,000	(6,307)	53,552	—	(9,693)	—	(69,552)

Morgan Stanley	Valero Energy Corp.	06/20/2021	1.000	USD	1,725,000	38,884	65,252	—	(3,498)	—	(29,866)

Morgan Stanley	Valero Energy Corp.	06/20/2021	1.000	USD	3,520,000	79,346	115,218	—	(7,138)	—	(43,010)

Morgan Stanley	Valero Energy Corp.	06/20/2021	1.000	USD	2,640,000	59,510	89,810	—	(5,353)	—	(35,653)

Total							5,576,688	(3,137,610)		88,546	(4,659,597)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	55

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Cleared Credit Default Swap Contracts Outstanding at August 31, 2016

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	17,935,000	—	(735,086)

Morgan Stanley	Markit CDX North America Investment Grade Index, Series 26	06/20/2021	1.000	USD	52,645,000	—	(393,396)

Morgan Stanley	Markit iTraxx Europe Crossover Index, Series 25	06/20/2021	5.000	EUR	8,360,000	—	(459,718)

Total						—	(1,588,200)

Credit Default Swap Contracts Outstanding at August 31, 2016

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(3,615,000)	(138,495)	—	(310,539)	7,330	179,374	—

Barclays	Anadarko Petroleum Corp.	06/20/2021	1.000	2.082	USD	(1,810,000)	(87,913)	—	(191,631)	3,670	107,388	—

Barclays	Bank of America Corp.	06/20/2018	1.000	0.389	USD	(8,445,000)	93,274	92,339	—	17,125	18,060	—

Barclays	Canadian Natural Resources Ltd.	12/20/2020	1.000	1.913	USD	(1,810,000)	(67,572)	—	(191,606)	3,670	127,704	—

Barclays	Citigroup, Inc.	06/20/2018	1.000	0.418	USD	(8,355,000)	87,870	76,351	—	16,942	28,461	—

Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.496	USD	(4,000,000)	(352,500)	—	(311,193)	2,333	—	(38,974)

Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.496	USD	(4,500,000)	(396,563)	—	(394,360)	2,626	423	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(1,800,000)	(68,961)	—	(170,062)	3,650	104,751	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(1,810,000)	(69,344)	—	(170,744)	3,670	105,070	—

Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(4,525,000)	(173,359)	—	(365,388)	9,176	201,205	—

Goldman Sachs International	Citigroup, Inc.	06/20/2018	1.000	0.418	USD	(4,215,000)	44,330	34,673	—	8,547	18,204	—

Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.661	USD	(3,500,000)	(295,313)	—	(289,995)	2,042	—	(3,276)

The accompanying Notes to Financial Statements are an integral part of this statement.

56	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.661	USD	(1,700,000)	(143,438)	—	(149,770)	993	7,325	—

Goldman Sachs International	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.496	USD	(1,700,000)	(149,813)	—	(210,502)	993	61,682	—

Goldman Sachs International	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.496	USD	(1,700,000)	(149,813)	—	(212,423)	992	63,602	—

JPMorgan	Anadarko Petroleum Corp.	06/20/2021	1.000	2.082	USD	(1,710,000)	(83,056)	—	(143,010)	3,468	63,422	—

JPMorgan	Bank of America Corp.	06/20/2018	1.000	0.389	USD	(12,630,000)	139,497	119,861	—	25,611	45,247	—

JPMorgan	Bank of America Corp.	06/20/2021	1.000	0.725	USD	(8,535,000)	109,785	52,549	—	17,307	74,543	—

JPMorgan	Berkshire Hathaway, Inc.	06/20/2021	1.000	0.762	USD	(5,005,000)	55,854	13,763	—	10,149	52,240	—

JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.418	USD	(4,210,000)	44,277	41,476	—	8,537	11,338	—

JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.418	USD	(12,665,000)	133,199	143,073	—	25,682	15,808	—

JPMorgan	Citigroup, Inc.	06/20/2018	1.000	0.418	USD	(8,535,000)	89,764	88,736	—	17,307	18,335	—

JPMorgan	FedEx Corp.	06/20/2021	1.000	0.464	USD	(1,725,000)	43,712	42,511	—	3,498	4,699	—

JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	2.620	USD	(840,000)	(59,988)	—	(106,668)	1,703	48,383	—

JPMorgan	Plains All American Pipeline LP	06/20/2021	1.000	2.620	USD	(845,000)	(60,345)	—	(92,321)	1,713	33,689	—

JPMorgan	Plains All American Pipeline, LP	06/20/2021	1.000	2.620	USD	(905,000)	(64,630)	—	(141,105)	1,835	78,310	—

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(3,345,000)	(128,152)	—	(260,344)	6,783	138,975	—

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(3,355,000)	(128,534)	—	(312,671)	6,803	190,940	—

Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	1.940	USD	(2,645,000)	(101,334)	—	(369,030)	5,363	273,059	—

Morgan Stanley	Bank of America Corp.	06/20/2018	1.000	0.389	USD	(4,215,000)	46,554	33,912	—	8,547	21,189	—

Morgan Stanley	Bank of America Corp.	06/20/2018	1.000	0.389	USD	(4,200,000)	46,389	36,827	—	8,517	18,079	—

Morgan Stanley	Canadian Natural Resources Ltd.	06/20/2021	1.000	2.070	USD	(845,000)	(40,747)	—	(60,653)	1,713	21,619	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	57

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Currency	Notional Amount	Market Value ($)	Premium Paid ($)	Premium Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	Enterprise Products Partners LP	06/20/2021	1.000	1.650	USD	(5,060,000)	(150,148)	—	(249,463)	10,261	109,576	—

Morgan Stanley	Enterprise Products Partners, LP	06/20/2021	1.000	1.650	USD	(5,440,000)	(161,424)	—	(424,275)	11,032	273,883	—

Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.661	USD	(1,300,000)	(109,688)	—	(100,768)	758	—	(8,162)

Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	05/11/2063	3.000	4.661	USD	(3,000,000)	(253,125)	—	(247,950)	1,750	—	(3,425)
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.496	USD	(2,400,000)	(211,500)	—	(279,224)	1,400	69,124	—

Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	01/17/2047	3.000	4.496	USD	(4,750,000)	(418,594)	—	(570,921)	2,771	155,098	—

Morgan Stanley	Mondelez International, Inc.	06/20/2021	1.000	0.425	USD	(1,670,000)	45,411	37,363	—	3,386	11,434	—

Morgan Stanley	Noble Energy, Inc.	06/20/2021	1.000	2.343	USD	(4,175,000)	(250,725)	—	(280,614)	8,466	38,355	—

Morgan Stanley	Noble Energy, Inc.	12/20/2021	1.000	2.432	USD	(4,275,000)	(298,042)	—	(371,032)	8,669	81,659	—

Morgan Stanley	Plains All American Pipeline LP	06/20/2021	1.000	2.620	USD	(2,715,000)	(193,890)	—	(381,335)	5,505	192,950	—

Morgan Stanley	Plains All American Pipeline, LP	06/20/2021	1.000	2.620	USD	(1,810,000)	(129,260)	—	(302,085)	3,670	176,495	—

Morgan Stanley	Plains All American Pipeline, LP	06/20/2021	1.000	2.620	USD	(1,815,000)	(129,616)	—	(259,805)	3,680	133,869	—
Total								813,434	(7,921,487)		3,375,567	(53,837)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared Interest Rate Swap Contracts Outstanding at August 31, 2016

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
JPMorgan	1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.465%	02/18/2017	USD	170,000,000	28,233	—

The accompanying Notes to Financial Statements are an integral part of this statement.

58	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Cleared Interest Rate Swap Contracts Outstanding at August 31, 2016 (continued)

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)

JPMorgan	1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.524%	08/19/2017	USD	87,450,000	37,922	—

JPMorgan	3-Month USD LIBOR-BBA	Fixed rate of 1.476%	12/31/2022	USD	629,200,000	—	(8,851,885)

JPMorgan	Fixed rate of 1.578%	3-Month USD LIBOR-BBA	05/31/2023	USD	26,250,000	476,809	—

JPMorgan	Fixed rate of 1.280%	3-Month USD LIBOR-BBA	09/06/2023	USD	130,000,000	—	(471,235)

JPMorgan	1-Day Overnight Fed Funds Effective Rate	Fixed rate of 0.881%	09/06/2023	USD	130,000,000	608,871	—

JPMorgan	3-Month USD LIBOR-BBA	Fixed rate of 1.874%	11/15/2041	USD	14,100,000	—	(590,159)

Total						1,151,835	(9,913,279)

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2016, the value of these securities amounted to $1,248,935,494 or 18.88% of net assets.

(b)	Variable rate security.

(c)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2016, the value of these securities amounted to $44,048, which represents less than 0.01% of net assets.

(e)	Negligible market value.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2016, the value of these securities amounted to $50,978,803, which represents 0.77% of net assets.

(g)	Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans.

(h)	Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans.

(i)	Zero coupon bond.

(j)	Principal and interest may not be guaranteed by the government.

(k)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2016, the value of these securities amounted to $2,433,158 or 0.04% of net assets.

(l)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of August 31, 2016. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(m)	Non-income producing investment.

(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	360,589,788	4,714,168,536	(4,704,361,267)	370,397,057	—	936,529	370,397,057

Columbia Mortgage Opportunities Fund, Class I	32,906,862	39,664,184	—	72,571,046	452,368	2,452,524	72,593,104

Total	393,496,650	4,753,832,720	(4,704,361,267)	442,968,103	452,368	3,389,053	442,990,161

(o)	The rate shown is the seven-day current annualized yield at August 31, 2016.

(p)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	59

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

EUR	Euro
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

60	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	2,556,344,102	—	2,556,344,102

Residential Mortgage-Backed Securities — Agency	—	1,247,057,732	289,839	1,247,347,571

Residential Mortgage-Backed Securities — Non-Agency	—	168,436,689	4,295,543	172,732,232

Commercial Mortgage-Backed Securities — Agency	—	110,338,570	—	110,338,570

Commercial Mortgage-Backed Securities — Non-Agency	—	356,755,546	5,155,744	361,911,290

Asset-Backed Securities — Agency	—	23,819,069	—	23,819,069

Asset-Backed Securities — Non-Agency	—	676,399,610	59,953,226	736,352,836

Inflation-Indexed Bonds	—	57,052,623	—	57,052,623

U.S. Treasury Obligations	1,104,731,601	18,509,384	—	1,123,240,985

U.S. Government & Agency Obligations	—	120,639,069	—	120,639,069

Foreign Government Obligations	—	114,368,379	—	114,368,379

Municipal Bonds	—	30,236,335	—	30,236,335

Preferred Debt	19,385,433	—	—	19,385,433

Senior Loans	—	40,397,247	1,363,080	41,760,327

Common Stocks

Energy	—	—	5,893	5,893

Fixed-Income Funds	72,593,104	—	—	72,593,104

Treasury Bills	31,527,748	—	—	31,527,748

Investments measured at net asset value

Money Market Funds	—	—	—	370,397,057

Total Investments	1,228,237,886	5,520,354,355	71,063,325	7,190,052,623

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	5,108	—	5,108

Futures Contracts	205,953	—	—	205,953

Swap Contracts	—	4,615,948	—	4,615,948

Liabilities

Futures Contracts	(2,298,866)	—	—	(2,298,866)

Swap Contracts	—	(16,214,913)	—	(16,214,913)

Total	1,226,144,973	5,508,760,498	71,063,325	7,176,365,853

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	61

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

August 31, 2016

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Common Stocks ($)	Total ($)
Balance as of August 31, 2015	—	5,986,976	54,883	2,759,897	806,010	5,675	9,613,441

Increase (decrease) in accrued discounts/premiums	(1,794)	(10,363)	(174,338)	—	176	—	(186,319)

Realized gain (loss)	—	2,387	—	2	2,241	—	4,630

Change in unrealized appreciation (depreciation)(a)	(1,134)	(24,338)	(96,494)	(7,673)	6,579	218	(122,842)

Sales	—	(5,436,362)	(54,883)	(2,760,000)	(206,363)	—	(8,457,608)

Purchases	292,767	3,777,243	5,426,576	59,961,000	—	—	69,457,586

Transfers into Level 3	—	—	—	—	1,367,206	—	1,367,206

Transfers out of Level 3	—	—	—	—	(612,769)	—	(612,769)

Balance as of August 31, 2016	289,839	4,295,543	5,155,744	59,953,226	1,363,080	5,893	71,063,325

(a)	Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2016 was $(73,006), which is comprised of Residential Mortgage-Backed Securities — Agency of $(1,134), Residential Mortgage-Backed Securities — Non-Agency of $23,108, Commercial Mortgage-Backed Securities — Non-Agency of $(96,494), Asset-Backed Securities — Non-Agency of $(7,774), Senior Loans of $9,070 and Common Stocks of $218.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants.

Certain senior loans, residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

62	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2016

Assets

Investments, at value

Unaffiliated issuers (identified cost $6,590,421,830)	$6,747,062,462

Affiliated issuers (identified cost $442,968,103)	442,990,161

Total investments (identified cost $7,033,389,933)	7,190,052,623

Foreign currency (identified cost $45,857)	30,806

Margin deposits	945,000

Unrealized appreciation on forward foreign currency exchange contracts	5,108

Unrealized appreciation on swap contracts	3,464,113

Premiums paid on outstanding swap contracts	6,390,122

Receivable for:

Investments sold	133,273,468

Investments sold on a delayed delivery basis	207,110,815

Capital shares sold	23,279,323

Dividends	212,295

Interest	39,049,017

Foreign tax reclaims	106,560

Variation margin	1,054,878

Prepaid expenses	57,352

Trustees’ deferred compensation plan	83,084

Total assets	7,605,114,564

Liabilities

Due to custodian	19,416,744

Unrealized depreciation on swap contracts	4,713,434

Premiums received on outstanding swap contracts	11,059,097

Payable for:

Investments purchased	160,287,663

Investments purchased on a delayed delivery basis	764,648,864

Capital shares purchased	19,036,038

Dividend distributions to shareholders	10,509,007

Variation margin	67,438

Management services fees	82,503

Distribution and/or service fees	45,143

Transfer agent fees	266,739

Chief compliance officer expenses	479

Other expenses	218,717

Trustees’ deferred compensation plan	83,084

Total liabilities	990,434,950

Net assets applicable to outstanding capital stock	$6,614,679,614

Represented by

Paid-in capital	$6,395,763,344

Undistributed net investment income	9,346,279

Accumulated net realized gain	66,609,351

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	156,640,632

Investments — affiliated issuers	22,058

Foreign currency translations	(15,280)

Forward foreign currency exchange contracts	5,108

Futures contracts	(2,092,913)

Swap contracts	(11,598,965)

Total — representing net assets applicable to outstanding capital stock	$6,614,679,614

Class A

Net assets	$6,614,679,614

Shares outstanding	635,311,090

Net asset value per share	$10.41

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	63

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS

Year Ended August 31, 2016

Net investment income

Income:

Dividends — unaffiliated issuers	$1,316,149

Dividends — affiliated issuers	3,389,053

Interest	155,187,265

Foreign taxes withheld	(2,708)

Total income	159,889,759

Expenses:

Management services fees	26,444,308

Distribution and/or service fees

Class A	14,233,353

Transfer agent fees

Class A	3,581,924

Compensation of board members	117,215

Custodian fees	141,634

Printing and postage fees	415,269

Registration fees	284,173

Audit fees	47,839

Legal fees	154,890

Chief compliance officer expenses	2,722

Other	130,397

Total expenses	45,553,724

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(201,700)

Total net expenses	45,352,024

Net investment income	114,537,735

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	85,638,863

Capital gain distributions from underlying affiliated funds	452,368

Foreign currency translations	11,176

Forward foreign currency exchange contracts	(48,399)

Futures contracts	8,484,574

Swap contracts	(13,324,594)

Net realized gain	81,213,988

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	157,446,267

Investments — affiliated issuers	195,195

Foreign currency translations	(5,358)

Forward foreign currency exchange contracts	5,032

Futures contracts	(3,094,399)

Swap contracts	(11,482,613)

Net change in unrealized appreciation	143,064,124

Net realized and unrealized gain	224,278,112

Net increase in net assets resulting from operations	$338,815,847

The accompanying Notes to Financial Statements are an integral part of this statement.

64	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015
Operations

Net investment income	$114,537,735	$90,707,216

Net realized gain	81,213,988	17,217,843

Net change in unrealized appreciation (depreciation)	143,064,124	(91,966,797)

Net increase in net assets resulting from operations	338,815,847	15,958,262

Distributions to shareholders

Net investment income

Class A	(107,921,973)	(95,037,479)

Net realized gains

Class A	(18,209,384)	—

Total distributions to shareholders	(126,131,357)	(95,037,479)

Increase in net assets from capital stock activity	1,304,537,319	520,316,679

Total increase in net assets	1,517,221,809	441,237,462

Net assets at beginning of year	5,097,457,805	4,656,220,343

Net assets at end of year	$6,614,679,614	$5,097,457,805

Undistributed net investment income	$9,346,279	$4,382,995

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	65

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	237,371,867	2,409,831,765	147,095,790	1,501,600,269

Distributions reinvested	12,447,472	126,131,125	9,334,150	95,037,274

Redemptions	(121,192,224)	(1,231,425,571)	(105,705,717)	(1,076,320,864)

Net increase	128,627,115	1,304,537,319	50,724,223	520,316,679

Total net increase	128,627,115	1,304,537,319	50,724,223	520,316,679

The accompanying Notes to Financial Statements are an integral part of this statement.

66	Annual Report 2016

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31, 2016
Class A	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$10.06	$10.21	$9.87	$10.24	$10.00

Income from investment operations:

Net investment income	0.20	0.19	0.21	0.19	0.08

Net realized and unrealized gain (loss)	0.38	(0.14)	0.36	(0.30)	0.24

Total from investment operations	0.58	0.05	0.57	(0.11)	0.32

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)	(0.19)	(0.08)

Net realized gains	(0.04)	—	(0.03)	(0.07)	—

Total distributions to shareholders	(0.23)	(0.20)	(0.23)	(0.26)	(0.08)

Net asset value, end of period	$10.41	$10.06	$10.21	$9.87	$10.24

Total return	5.82%	0.49%	5.86%	(1.16%)	3.17%

Ratios to average net assets(b)

Total gross expenses	0.80%	0.80%	0.80%	0.79%	0.81	%(c)

Total net expenses(d)	0.80%	0.80%	0.80%	0.79%	0.81	%(c)

Net investment income	2.01%	1.86%	2.09%	1.88%	2.09	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,614,680	$5,097,458	$4,656,220	$4,013,878	$4,741,043

Portfolio turnover	289%	269%	207%	213%	78%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016	67

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2016

Note 1. Organization

Active Portfolios® Multi-Manager Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective April 11, 2016, Active Portfolios® Multi-Manager Core Plus Bond Fund was renamed Active Portfolios® Multi-Manager Total Return Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of

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the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the

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contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts

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are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commissions merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the FCM, which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has less credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to manage credit risk exposure, to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a

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specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on a notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

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Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	3,464,113	*
Credit risk	Premiums paid on outstanding swap contracts	6,390,122
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,108
Interest rate risk	Net assets — unrealized appreciation on futures contracts	205,953	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	1,151,835	*
Total		11,217,131
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	6,301,634	*
Credit risk	Premiums received on outstanding swap contracts	11,059,097
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,298,866	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	9,913,279	*
Total		29,572,876

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(12,616,159)	(12,616,159)

Foreign exchange risk	(48,399)	—	—	(48,399)

Interest rate risk	—	8,484,574	(708,435)	7,776,139

Total	(48,399)	8,484,574	(13,324,594)	(4,888,419)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(2,721,169)	(2,721,169)

Foreign exchange risk	5,032	—	—	5,032

Interest rate risk	—	(3,094,399)	(8,761,444)	(11,855,843)

Total	5,032	(3,094,399)	(11,482,613)	(14,571,980)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	955,972,643
Futures contracts — Short	371,558,874
Credit default swap contracts — buy protection	408,536,349
Credit default swap contracts — sell protection	91,108,750

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,277	—
Interest rate swap contracts	287,959	(2,588,938)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2016.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower;

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provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

To Be Announced Securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs,

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between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Interest Only and Principal Only Securities

The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2016:

	Barclays ($)	Citi ($	)	Credit Suisse ($ )	Goldman Sachs International ($ )	JPMorgan ($)(e)	JPMorgan ($)(e)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—		—	—	—	—	—	92,201	92,201
Centrally cleared interest rate swap contracts(a)	—	—		—	—	—	660,246	—	—	660,246
Forward foreign currency exchange contracts	5,108	—		—	—	—	—	—	—	5,108
OTC credit default swap contracts(b)	215,211	1,951,726		—	135,758	1,619,818	—	395,275	—	4,317,788
Total Assets	220,319	1,951,726		—	135,758	1,619,818	660,246	395,275	92,201	5,075,343
Liabilities
OTC credit default swap contracts(b)	1,057,221	1,065,667		769,298	3,131,655	1,334,025	—	2,878,218	—	10,236,084
Total Liabilities	1,057,221	1,065,667		769,298	3,131,655	1,334,025	—	2,878,218	—	10,236,084
Total Financial and Derivative Net Assets	(836,902)	886,059		(769,298)	(2,995,897)	285,793	660,246	(2,482,943)	92,201	(5,160,741)
Total collateral received (pledged)(c)	(694,038)	886,059		(575,065)	(2,627,415)	285,793	—	(2,431,285)	—	(5,155,951)
Net Amount(d)	(142,864)	—		(194,233)	(368,482)	—	660,246	(51,658)	92,201	(4,790)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/(to) counterparties in the event of default.

(e)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Income and capital gain distributions from open-end investment companies, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective January 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. Prior to January 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. The effective management services fee rate, net of waivers, for the year ended August 31, 2016 (reflecting all advisory and administrative services fees paid to the Investment Manager) was 0.46% of the Fund’s average daily net assets. For the period from September 1, 2015 through December 31, 2015, the investment advisory services fee paid to the Investment Manager was $7,029,420, and the administrative services fee paid to the Investment Manager was $985,615.

The Investment Manager has voluntarily agreed to waive a portion of the management services fee on Fund assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee, or where applicable, an investment advisory fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.

Subadvisory Agreement

The Investment Manager has entered into Subadvisory Agreements with Federated Investment Management Company (Federated), Loomis Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc., the asset management arm of Prudential Financial (Prudential) and TCW Investment Management Company, each of which, together with the Investment Manager, manage a portion of the assets of the Fund. Loomis Sayles assumed the day-to-day management of a portion of the assets of the Fund effective April 11, 2016, and Prudential assumed the day-to-day management of a portion of the assets of the Fund effective May 16, 2016. Also effective May 16, 2016, Federated was removed as a subadviser. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transactions with Affiliates

For the year ended August 31, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $3,170,095 and $1,477,790, respectively. The sale transactions resulted in a net realized gain of $26,583.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended August 31, 2016, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of Class A shares was 0.06%.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap January 1, 2016 Through December 31, 2016	Voluntary Expense Cap Prior to January 1, 2016
Class A	0.86%	0.86%

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

expenses, transaction charges and interest on borrowed money, interest and infrequent and/or unusual expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2016, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distributions, foreign currency transactions, derivative investments, tax straddles, swap investments, swap reclassifications, non-deductible expenses, adjustments on certain convertible preferred securities and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,652,478)
Accumulated net realized gain	1,652,478

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended August 31, 2016 ($)	Year Ended August 31, 2015 ($)
Ordinary income	126,131,357	95,037,479

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$78,129,325
Undistributed long-term capital gains	20,281,230
Net unrealized appreciation	152,767,638

At August 31, 2016, the cost of investments for federal income tax purposes was $7,037,284,985 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$169,033,067
Unrealized depreciation	(16,265,429)
Net unrealized appreciation	152,767,638

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,765,543,574 and $16,542,135,403, respectively, for the year ended August 31, 2016, of which $12,539,817,901 and $13,202,349,481, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended August 31, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At August 31, 2016, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Mortgage- and Other Asset-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2016

structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016	81

ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Total Return Bond Fund (formerly known as Active Portfolios® Multi-Manager Core Plus Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Total Return Bond Fund (formerly known as Active Portfolios® Multi-Manager Core Plus Bond Fund) (the “Fund,” a series of Columbia Funds Series Trust I) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, MN

October 21, 2016

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ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	0.55%
Dividends Received Deduction	0.51%
Capital Gain Dividend	$21,295,292

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.

Trustees

Independent Trustees
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007	56	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	56	Spartan Nash Company (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	56	None
William E. Mayer c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1940	Trustee 1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	56	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Capital Investment Corporation (investment company); and Premier, Inc. (healthcare)

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TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	56	Director of CIT Bank, CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); and Trustee, University of Oklahoma Foundation
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	56	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	56	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	56	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	56	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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TRUSTEES AND OFFICERS (continued)

Consultant to the Trustees*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee Consultant 2016	Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	56	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015

*	J. Kevin Connaughton was appointed consultant to the Trustees effective March 1, 2016. Shareholders of the Funds are expected to be asked to elect Mr. Connaughton as a Trustee at a future shareholder meeting.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	184	Trustee to other Columbia Funds since 2001; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or

visiting investor.columbiathreadneedleus.com.

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TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010-2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010-2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.

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BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

On June 10, 2016, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements between the Investment Manager and Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc., the asset management arm of Prudential Financial (Prudential) and TCW Investment Management Company (the Subadvisers) with respect to Active Portfolios® Multi-Manager Total Return Bond Fund (the Fund), a series of the Trust. On March 9, 2016, the Board and the Independent Trustees of the Trust also unanimously approved, for an initial two-year term, the Subadvisory Agreement, effective May 16, 2016, between the Investment Manager and Prudential. In addition, on March 9, 2016, the Board and the Independent Trustees of the Trust unanimously approved an amendment to the Subadvisory Agreement, effective April 11, 2016, between the Investment Manager and Loomis Sayles, in order to retain Loomis Sayles as a subadviser to the Fund. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).

In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 8, 2016, April 27, 2016 and June 9, 2016 and at Board meetings held on March 9, 2016 and June 10, 2016. In connection with its deliberations regarding the Subadvisory Agreements between the Investment Manager and Loomis Sayles and Prudential (the proposed Subadvisory Agreements), the Board requested and evaluated materials from the Investment Manager and others regarding the Fund and the Subadvisory Agreements, and discussed these materials with representatives of the Investment Manager at Committee and Board meetings held on March 8 and March 9, 2016, respectively. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2016, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 10, 2016, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:

•

Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•

Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•

The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2017 so that total operating expenses (excluding certain fees and expenses, such as transaction

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BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;

•	The terms and conditions of the Agreements;

•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreements;

•

The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution and transfer agency services to the Fund;

•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•

Information regarding the reputation, regulatory history and resources of the Investment Manager and the Subadvisers, including information regarding senior management, portfolio managers and other personnel;

•

Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided or to be provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency services, and the resources dedicated or to be dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Board also considered, among other things, the Subadvisers’ ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Subadvisers’ investment research capabilities. In addition, the Committee and the Board considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that the Board had approved the Subadvisers’ codes of ethics and compliance programs, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadvisers’ compliance programs.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadvisers, including the Investment Manager’s rationale for recommending approval of the proposed Subadvisory Agreements and the continuation of the Subadvisory Agreements, and the process for monitoring the Subadvisers’ ongoing performance of services for the Fund. As part of these deliberations, the Committee and the

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BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided or to be provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided or to be provided to the Fund under the Agreements supported approval of the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Management Agreement and the Subadvisory Agreements. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2015, the Fund’s performance was in the fifth-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods.

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. The Board also considered the Subadvisers’ investment performance, including their absolute and risk-adjusted returns, noting that Loomis Sayles and Prudential had delivered strong performance results over the one-, three- and five-year periods for the Loomis Sayles Core Fixed Income Composite and the Prudential Core Plus Fixed Income Composite, respectively. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to warrant the approval of the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements.

Investment Management Fee Rates and Other Expenses

The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred and to be incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2015, the Fund’s actual management fee and net total expense ratio are ranked in the fifth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for

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BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2015 to profitability levels realized in 2014. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a

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BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS (continued)

shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the proposed Subadvisory Agreements and the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and unanimously approved the proposed Subadvisory Agreements and the continuation of the Subadvisory Agreements.

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ACTIVE PORTFOLIOS® MULTI-MANAGER TOTAL RETURN BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016	93

Active Portfolios® Multi-Manager Total Return Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

ANN101_08_F01_(10/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the thirteen series of the registrant whose reports to stockholders are included in this annual filing.  One series merged into another series on June 24, 2016 and the fees incurred by this series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2016 and August 31, 2015 are approximately as follows:

2016	2015
$375,000	$318,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2016 and August 31, 2015 are approximately as follows:

2016	2015
$15,100	$5,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2016 also includes Audit-Related Fees for agreed upon procedures for a fund merger and issuance of consent related to N-14 filings.

During the fiscal years ended August 31, 2016 and August 31, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2016 and August 31, 2015 are approximately as follows:

2016	2015
$93,800	$83,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed-upon procedures related to a fund merger and a final tax return. Fiscal years 2016 and 2015 include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2016 and August 31, 2015, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)                                 All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2016 and August 31, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2016 and August 31, 2015 are approximately as follows:

2016	2015
$242,500	$225,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2016 and August 31, 2015 are approximately as follows:

2016	2015
$351,400	$313,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 25, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 25, 2016